RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.,

                                          Depositor,

                               RESIDENTIAL FUNDING CORPORATION,

                                       Master Servicer,

                                             and

                                     JPMORGAN CHASE BANK

                                           Trustee




                               POOLING AND SERVICING AGREEMENT

                                 Dated as of December 1, 2001




                       Mortgage Asset-Backed Pass-Through Certificates

                                       Series 2001-RM2



                                      TABLE OF CONTENTS

                                                                                          Page


ARTICLE I

        DEFINITIONS..........................................................................4
        Section  1.01 Definitions............................................................4

ARTICLE II

        CONVEYANCE OF MORTGAGE LOANS;
        ORIGINAL ISSUANCE OF CERTIFICATES...................................................43
        Section  2.01 Conveyance of Mortgage Loans..........................................43
        Section  2.02 Acceptance by Trustee.................................................46
        Section  2.03 Representations, Warranties and Covenants of the Master Servicer
                      and the Depositor.....................................................48
        Section  2.04 Representations and Warranties of Residential Funding.................50
        Section  2.05 Execution and Authentication of Certificates; Conveyance of
                      Uncertificated REMIC Regular Interests................................52

ARTICLE III

        ADMINISTRATION AND SERVICING
        OF MORTGAGE LOANS...................................................................54
        Section  3.01 Master Servicer to Act as Servicer....................................54
        Section  3.02 Subservicing Agreements Between Master Servicer and
                      Subservicers; Enforcement of Subservicers' Obligations; Special
                      Servicing.............................................................55
        Section  3.03 Successor Subservicers................................................57
        Section  3.04 Liability of the Master Servicer......................................57
        Section  3.05 No Contractual Relationship Between Subservicer and Trustee
                      or Certificateholders.................................................57
        Section  3.06 Assumption or Termination of Subservicing Agreements by Trustee.......58
        Section  3.07 Collection of Certain Mortgage Loan Payments; Deposits to
                      Custodial Account.....................................................58
        Section  3.08 Subservicing Accounts; Servicing Accounts.............................60
        Section  3.09 Access to Certain Documentation and Information Regarding the
                      Mortgage Loans........................................................62
        Section  3.10 Permitted Withdrawals from the Custodial Account......................62
        Section  3.11 Maintenance of Primary Insurance Coverage.............................64
        Section  3.12 Maintenance of Fire Insurance and Omissions and Fidelity Coverage.....65


                                              i




        Section  3.13 Enforcement of Due-on-Sale Clauses; Assumption and
                      Modification Agreements; Certain Assignments..........................66
        Section  3.14 Realization Upon Defaulted Mortgage Loans.............................68
        Section  3.15 Trustee to Cooperate; Release of Mortgage Files.......................71
        Section  3.16 Servicing and Other Compensation; Compensating Interest...............72
        Section  3.17 Reports to the Trustee and the Depositor..............................74
        Section  3.18 Annual Statement as to Compliance.....................................74
        Section  3.19 Annual Independent Public Accountants' Servicing Report...............74
        Section  3.20 Right of the Depositor in Respect of the Master Servicer..............75

ARTICLE IV

        PAYMENTS TO CERTIFICATEHOLDERS......................................................76
        Section  4.01 Certificate Account...................................................76
        Section  4.02 Distributions.........................................................76
        Section  4.03 Statements to Certificateholders......................................84
        Section  4.04 Distribution of Reports to the Trustee and the Depositor; Advances
                      by the Master Servicer................................................86
        Section  4.05 Allocation of Realized Losses.........................................87
        Section  4.06 Reports of Foreclosures and Abandonment of Mortgaged Property.........89
        Section  4.07 Optional Purchase of Defaulted Mortgage Loans.........................89
        Section  4.08 Distributions on the Uncertificated REMIC I Regular Interests.........90

ARTICLE V

        THE CERTIFICATES....................................................................91
        Section  5.01 The Certificates......................................................91
        Section  5.02 Registration of Transfer and Exchange of Certificates.................93
        Section  5.03 Mutilated, Destroyed, Lost or Stolen Certificates.....................98
        Section  5.04 Persons Deemed Owners.................................................98
        Section  5.05 Appointment of Paying Agent...........................................99

ARTICLE VI

        THE DEPOSITOR AND THE MASTER SERVICER..............................................100
        Section  6.01 Respective Liabilities of the Depositor and the Master Servicer......100
        Section  6.02 Merger or Consolidation of the Depositor or the Master Servicer;
                      Assignment of Rights and Delegation of Duties by Master Servicer.....100
        Section  6.03 Limitation on Liability of the Depositor, the Master Servicer and
                      Others...............................................................101
        Section  6.04 Depositor and Master Servicer Not to Resign..........................102



                                              ii




ARTICLE VII

        DEFAULT............................................................................103
        Section  7.01 Events of Default....................................................103
        Section  7.02 Trustee or Depositor to Act; Appointment of Successor................105
        Section  7.03 Notification to Certificateholders...................................106
        Section  7.04 Waiver of Events of Default..........................................106

ARTICLE VIII

        CONCERNING THE TRUSTEE.............................................................107
        Section  8.01 Duties of Trustee....................................................107
        Section  8.02 Certain Matters Affecting the Trustee................................109
        Section  8.03 Trustee Not Liable for Certificates or Mortgage Loans................110
        Section  8.04 Trustee May Own Certificates.........................................111
        Section  8.05 Master Servicer to Pay Trustee's Fees and Expenses;
                      Indemnification......................................................111
        Section  8.06 Eligibility Requirements for Trustee.................................112
        Section  8.07 Resignation and Removal of the Trustee...............................112
        Section  8.08 Successor Trustee....................................................113
        Section  8.09 Merger or Consolidation of Trustee...................................114
        Section  8.10 Appointment of Co-Trustee or Separate Trustee........................114
        Section  8.11 Appointment of Custodians............................................115
        Section  8.12 Appointment of Office or Agency......................................115

ARTICLE IX

        TERMINATION OR OPTIONAL PURCHASE OF ALL CERTIFICATES...............................116
        Section  9.01 Optional Purchase by the Master Servicer of All Certificates;
                      Termination Upon Purchase by the Master Servicer or Liquidation
                      of All Mortgage Loans................................................116
        Section  9.02 Additional Termination Requirements..................................119

ARTICLE X

        REMIC PROVISIONS...................................................................120
        Section  10.01REMIC Administration.................................................120
        Section  10.02Master Servicer, REMIC Administrator and Trustee Indemnification.....124

ARTICLE XI

        MISCELLANEOUS PROVISIONS...........................................................125
        Section  11.01Amendment............................................................125


                                             iii




        Section  11.02Recordation of Agreement; Counterparts...............................127
        Section  11.03Limitation on Rights of Certificateholders...........................128
        Section  11.04Governing Law........................................................129
        Section  11.05Notices..............................................................129
        Section  11.06Notices to Rating Agencies...........................................129
        Section  11.07Severability of Provisions...........................................130
        Section  11.08Supplemental Provisions for Resecuritization.........................130



Exhibit A-1    Form of Class [A-I] [A-II] Certificate
Exhibit A-2    Form of Class AP-1 Certificate
Exhibit A-3    Form of Class AV-1 Certificate
Exhibit B      Form of Class M Certificate
Exhibit C      Form of Class B Certificate
Exhibit D      Form of Class R Certificate
Exhibit E      Form of Custodial Agreement
Exhibit F-1    Group I Loan Schedule
Exhibit F-2    Group II Loan Schedule
Exhibit G      Forms of Request for Release
Exhibit H-1    Form of Transfer Affidavit and Agreement
Exhibit H-2    Form of Transferor Certificate
Exhibit I      Form of Investor Representation Letter
Exhibit J      Form of Transferor Representation Letter
Exhibit K      Text of Amendment to Pooling and Servicing Agreement Pursuant to Section
               11.01(e) for a Limited Guaranty
Exhibit L      Form of Limited Guaranty
Exhibit M      Form of Lender Certification for Assignment of Mortgage Loan
Exhibit N      Form of Rule 144A Investment Representation
Exhibit O      Form of ERISA Letter
Exhibit P      High Cost Loans
Exhibit R      Discount Fractions




        This Pooling and Servicing Agreement, effective as of December 1, 2001, among RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC., as the depositor (together with its permitted successors and assigns, the "Depositor"), RESIDENTIAL FUNDING CORPORATION, as master servicer (together with its permitted successors and assigns, the "Master Servicer"), and JPMORGAN CHASE BANK, a New York banking corporation, as trustee (together with its permitted successors and assigns, the "Trustee").

                                    PRELIMINARY STATEMENT:

        The Depositor intends to sell mortgage asset-backed pass-through certificates (collectively, the "Certificates"), to be issued hereunder in thirteen classes, which in the aggregate will evidence the entire beneficial ownership interest in the Mortgage Loans (as defined herein).

                                     REMIC I

        As provided herein, the REMIC Administrator will make an election to treat the segregated pool of assets consisting of the Group I Loans and certain other related assets subject to this Agreement as a real estate mortgage investment conduit (a "REMIC") for federal income tax purposes, and such segregated pool of assets will be designated as "REMIC I." The Class R-I Certificates will represent the sole class of "residual interests" in REMIC I for purposes of the REMIC Provisions (as defined herein) under federal income tax law. The following table irrevocably sets forth the designation, remittance rate (the "Uncertificated REMIC I Pass-Through Rate") and initial Uncertificated Principal Balance for each of the "regular interests" in REMIC I (the "REMIC I Regular Interests"). The "latest possible maturity date" (determined solely for purposes of satisfying Treasury regulation Section 1.860G-1(a)(4)(iii)) for each REMIC I Regular Interest shall be the Distribution Date following the last scheduled monthly payment of the Group I Mortgage Loans. None of the REMIC I Regular Interests will be certificated.


                                      UNCERTIFICATED REMIC I  LATEST POSSIBLE
    DESIGNATION    PASS-THROUGH RATE     PRINCIPAL BALANCE     MATURITY DATE
        LT-I          Variable(1)      $80,506,500.00         May 25, 2031
      LT-I-AV         Variable(1)      $0.00                  May 25, 2031
      LT-I-AP         Variable(1)      $3,267,490.44          May 25, 2031


---------------

(1) Calculated as provided in the definition of Uncertificated REMIC I Pass-Through Rate.

                                           REMIC II

        As provided herein, the REMIC Administrator will make an election to treat the segregated pool of assets consisting of the Group II Loans and certain other related assets subject to this Agreement as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as "REMIC II." The Class R-II Certificates will represent the sole class of "residual interests" in REMIC II for purposes of the REMIC Provisions under federal income tax law. The following table irrevocably sets forth the designation, remittance rate (the "Uncertificated REMIC II Pass-Through Rate") and initial Uncertificated Principal Balance for the "regular interest" in REMIC II (the "REMIC II Regular Interest"). The "latest possible maturity date" (determined solely for purposes of satisfying Treasury regulation Section 1.860G-1(a)(4)(iii)) for the REMIC II Regular Interest shall be the Distribution Date following the last scheduled monthly payment of the Group II Mortgage Loans. The REMIC II Regular Interest will not be certificated.





                                    UNCERTIFICATED REMIC II      LATEST POSSIBLE
    DESIGNATION  PASS-THROUGH RATE     PRINCIPAL BALANCE          MATURITY DATE
       LT-II        Variable(1)     $79,898,800.00               June 25, 2031


(1) Calculated as provided in the definition of Uncertificated REMIC II Pass-Through Rate.

                                          REMIC III

            As provided herein, the REMIC Administrator will make an election to treat the segregated pool of assets consisting of the REMIC I Regular Interests and the REMIC II Regular Interests subject to this Agreement as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as "REMIC III." The Class R-III Certificates will represent the sole class of "residual interests" in REMIC III for purposes of the REMIC Provisions under federal income tax law. The following table irrevocably sets forth the designation, remittance rate (the "Uncertificated REMIC III Pass-Through Rate") and initial Uncertificated Principal Balance for each of the "regular interests" in REMIC III (the "REMIC III Regular Interests"). The "latest possible maturity date" (determined solely for purposes of satisfying Treasury regulation Section 1.860G-1(a)(4)(iii)) for each REMIC III Regular Interest shall be the Distribution Date following the last scheduled monthly payment of the Group I Mortgage Loans and the Group II Mortgage Loans. None of the REMIC III Regular Interests will be certificated.



                                          Aggregate Initial Features    Maturity Date  Initial Ratings
                                          Certificate
 Designation      Type    Pass-Through RatPrincipal Balance
--------------------------------------------------------------------------------------------------------

                                                                                       Fitch  Moody's

  Class A-I      Senior        7.00%      $ 75,249,800.00    Senior     May 25, 2031    AAA      Aaa
  Class AP-I     Senior        0.00%      $  3,267,490.00 Senior/InteresMay 25, 2031    AAA      Aaa

  Class AV-I     Senior   Variable Rate(1)$          0.00 Senior/InteresMay 25, 2031    AAA      Aaa

  Class A-II     Senior   Adjustable Rate($)77,087,900.00    Senior     June 25, 2031   AAA      Aaa
  Class R-I     Residual       7.00%      $        100.00 Senior/ResiduaMay 25, 2031    AAA      Aaa



                                              2





  Class R-II    Residual  Adjustable Rate($)          100.Senior/ResiduaJune 25, 2031   AAA      Aaa
 Class R-III    Residual       7.00%      $           100.Senior/ResiduaMay 25, 2031    AAA      Aaa
 Class M-I-1   Mezzanine       7.00%      $     1,822,600.00Mezzanine   May 25, 2031     AA      Aa2
 Class M-I-2   Mezzanine       7.00%      $     1,483,900.00Mezzanine   May 25, 2031     A       A2

 Class M-I-3   Mezzanine       7.00%      $       932,700.00Mezzanine   May 25, 2031    BBB     Baa2

 Class M-II-1  Mezzanine  Adjustable Rate($)    1,004,200.00Mezzanine   June 25, 2031    AA      Aa2

 Class M-II-2  Mezzanine  Adjustable Rate($)      803,000.00Mezzanine   June 25, 2031    A       A2

 Class M-II-3  Mezzanine  Adjustable Rate($)      401,500.00Mezzanine   June 25, 2031   BBB     Baa2

 Class B-I-1   Subordinate     7.00%      $       593,500.0Subordinate  May 25, 2031     BB      Ba2

 Class B-I-2   Subordinate     7.00%      $       424,000.0Subordinate  May 25, 2031     B       B2

 Class B-I-3   Subordinate     7.00%      $     1,017,425.4Subordinate  May 25, 2031    N/R      N/R

 Class B-II-1  SubordinateAdjustable Rate($)      401,500.0Subordinate  June 25, 2031    BB      Ba2

 Class B-II-2  SubordinateAdjustable Rate($)      200,800.0Subordinate  June 25, 2031    B       B2

 Class B-II-3  SubordinateAdjustable Rate($)      401,496.7Subordinate  June 25, 2031   N/R      N/R

----------
(1) The Pass-Through Rate for the Class AV-I Certificates will be equal to the excess of the weighted average of the Net Mortgage Rate of each Group I Loans over 7.00%.

(2) The Pass-Through Rate for the Class A-II, Class R-II, Class M-II-1, Class M-II-2, Class M-II-3, Class B-II-1, Class B-II-2 and Class B-II-3 Certificates is equal to the weighted average of the Net Mortgage Rates of the Group II Loans as described herein in the definition of "Pass-Through Rate".

        The Group I Loans have an aggregate Cut-off Date Principal Balance equal to approximately $84,791,615.84. The Group I Loans are fixed-rate, fully amortizing, first lien mortgage loans having terms to maturity at origination of generally not more than 30 years. The Group II Loans have an aggregate Cut-off Date Principal Balance equal to approximately $80,300,496.75. The Group II Loans are adjustable-rate, fully amortizing, first lien mortgage loans having terms to maturity at origination of generally not more than 30 years.

        In  consideration  of  the  mutual  agreements  herein  contained,   the
Depositor, the Master Servicer and the Trustee agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

        Section  1.01 Definitions.
                      -----------

        Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

        Accrued Certificate Interest: With respect to each Distribution Date, as to any Class of Certificates (other than the Class AP-I Certificates), interest accrued during the preceding Interest Accrual Period at the related Pass-Through Rate on the Certificate Principal Balance or Notional Amount thereof immediately prior to such Distribution Date (or in the case of the first Distribution Date, the Cut-off Date). Accrued Certificate Interest will be calculated on the basis of a 360-day year, consisting of twelve 30-day months. In each case Accrued Certificate Interest on any Class of Certificates (other than the Class AP-I Certificates) will be reduced by the amount of:

               (i) Prepayment Interest Shortfalls on the Mortgage Loans in the related Loan Group (to the extent not offset by the Master Servicer with a payment of Compensating Interest as provided in Section 4.01),

               (ii) the interest portion (adjusted to the Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified Mortgage Loan in the related Loan Group)) of Excess Special Hazard Losses, Excess Fraud Losses and Extraordinary Losses on the Group I Loans and the Group II Loans, respectively, to the extent allocated to the related Certificates,

               (iii) the interest portion of Advances that were made with respect to delinquencies that were ultimately determined to be Excess Special Hazard Losses, Excess Fraud Losses or Extraordinary Losses on the Mortgage Loans in the related Loan Group to the extent allocated to the related Certificates, and

               (iv) any other interest shortfalls on the Mortgage Loans in the related Loan Group not covered by the subordination provided by the related Class M Certificates and related Class B Certificates, including interest that is not collectible from the Mortgagor pursuant to the Relief Act or similar legislation or regulations as in effect from time to time, with all such reductions allocated among all of the Certificates in proportion to their respective amounts of Accrued Certificate Interest payable on such Distribution Date absent such reductions. In addition to that portion of the reductions described in the preceding sentence that are allocated to any related Class of Class B Certificates or any related Class of Class M Certificates, Accrued Certificate Interest on such Class of Class B Certificates or such Class of Class M Certificates will be reduced by the interest portion
        (adjusted to the Net Mortgage Rate) of Realized Losses that are allocated solely to such Class of Class B

        Certificates or such Class of Class M Certificates pursuant to Section 4.05.

        Adjusted Mortgage Rate: With respect to any Mortgage Loan and any date of determination, the Mortgage Rate borne by the related Mortgage Note, less the rate at which the related Subservicing Fee accrues.

        Adjustment Date: As to each adjustable rate Mortgage Loan, each date set forth in the related Mortgage Note on which an adjustment to the interest rate on such Mortgage Loan becomes effective.

     Advance: As to any Mortgage Loan, any advance made by the Master Servicer, pursuant to Section 4.04.

        Affiliate: With respect to any Person, any other Person controlling, controlled by or under common control with such first Person. For the purposes of this definition, "control" means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     Agreement: This Pooling and Servicing Agreement and all amendments hereof and supplements hereto.

        Amount Held for Future Distribution: As to any Distribution Date, the total of the amounts held in the Custodial Account at the close of business on the preceding Determination Date on account of (i) Liquidation Proceeds, Insurance Proceeds, Principal Prepayments, Mortgage Loan purchases made pursuant to Section 2.02, 2.03, 2.04 or 4.07 and Mortgage Loan substitutions made pursuant to Section 2.03 or 2.04 received or made in the month of such Distribution Date (other than such Liquidation Proceeds, Insurance Proceeds and purchases of Mortgage Loans that the Master Servicer has deemed to have been received in the preceding month in accordance with Section 3.07(b)) and (ii) payments which represent early receipt of scheduled payments of principal and interest due on a date or dates subsequent to the Due Date in the related Due Period.

        Appraised Value: As to any Mortgaged Property, the appraised value of such Mortgaged Property based upon the appraisal or appraisals (or field review) made at the time of the origination of the related Mortgage Loan.

        Assignment: An assignment of the Mortgage, notice of transfer or equivalent instrument, in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale of the Mortgage Loan to the Trustee for the benefit of Certificateholders, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering Mortgages secured by Mortgaged Properties located in the same county, if permitted by law and accompanied by an Opinion of Counsel to that effect.

        Assignment Agreement: The Assignment and Assumption Agreement, dated the Closing Date, between Residential Funding and the Depositor relating to the transfer and assignment of the Mortgage Loans.

     Available Distribution Amount: The Group I Available Distribution Amount or Group II Available Distribution Amount, as applicable.

     Balloon Loan: Each of the Mortgage Loans having an original term to maturity that is shorter than the related amortization term.

     Balloon Payment: With respect to any Balloon Loan, the related Monthly Payment payable on the stated maturity date of such Balloon Loan.

        Bankruptcy Code: The Bankruptcy Code of 1978, as amended.

        Book-Entry Certificate: Any Certificate registered in the name of the Depository or its nominee.

        Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of New York or the State of California (and such other state or states in which the Custodial Account or the Certificate Account are at the time located) are required or authorized by law or executive order to be closed.

        Calendar Quarter: A Calendar Quarter shall consist of one of the following time periods in any given year: January 1 through March 31, April 1 through June 30, July 1 though September 30, and October 1 through December 31.

        Cash Liquidation: As to any defaulted Mortgage Loan other than a Mortgage Loan as to which an REO Acquisition occurred, a determination by the Master Servicer that it has received all Insurance Proceeds, Liquidation Proceeds and other payments or cash recoveries which the Master Servicer reasonably and in good faith expects to be finally recoverable with respect to such Mortgage Loan.

     Certificate: Any Class A Certificate, Class M Certificate, Class B Certificate or Class R Certificate.

        Certificate Account: The account or accounts created and maintained pursuant to Section 4.01, which shall be entitled "JPMorgan Chase Bank, as trustee, in trust for the registered holders of Residential Asset Mortgage Products, Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 2001-RM2" and which must be an Eligible Account.

     Certificate Account Deposit Date: As to any Distribution Date, the Business Day prior thereto.

        Certificateholder or Holder: The Person in whose name a Certificate is registered in the Certificate Register, except that neither a Disqualified
Organization nor a Non-United States Person shall be a holder of a Class R Certificate for any purpose hereof. Solely for the purpose of giving any consent or direction pursuant to this Agreement, any Certificate, other than a Class R Certificate, registered in the name of the Depositor, the Master Servicer or any Subservicer or any Affiliate thereof shall be deemed not to be outstanding and the Percentage Interest or Voting Rights evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests or Voting Rights necessary to effect any such consent or direction has been obtained. All references herein to "Holders" or "Certificateholders" shall reflect the rights of Certificate Owners as they may indirectly exercise such rights through the Depository and participating members thereof, except as otherwise specified herein; provided, however, that the Trustee shall be required to recognize as a "Holder" or "Certificateholder" only the Person in whose name a Certificate is registered in the Certificate Register.

        Certificate Owner: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Certificate, as reflected on the books of an indirect participating brokerage firm for which a Depository Participant acts as agent, if any, and otherwise on the books of a Depository Participant, if any, and otherwise on the books of the Depository.

        Certificate Principal Balance: With respect to any Class A (other than the Class AV-I Certificates), Class R, Class M or Class B Certificate, on any date of determination, an amount equal to (i) the Initial Certificate Principal Balance of such Certificate as specified on the face thereof, minus (ii) the sum of (x) the aggregate of all amounts previously distributed with respect to such Certificate (or any predecessor Certificate) and applied to reduce the Certificate Principal Balance or amount thereof pursuant to Section 4.02(a) and
(y) the aggregate of all reductions in Certificate Principal Balance deemed to have occurred in connection with Realized Losses which were previously allocated to such Certificate (or any predecessor Certificate) pursuant to Section 4.05. The Class AV-I Certificates will not have a Certificate Principal Balance.

     Certificate Register and Certificate Registrar: The register maintained and the registrar appointed pursuant to Section 5.02.

     Class: Collectively, all of the Certificates or uncertificated interests bearing the same designation.

     Class A Certificates: Any one of the Class A-I, Class AP-I, Class AV-I and Class A-II Certificates.

        Class A-I Certificate: Any one of the Class A-I Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit A-1, senior to the Class M-I and Class B-I Certificates with respect to distributions and the allocation of Realized Losses in respect of the Mortgage Loans as set forth in Section 4.05, and evidencing an interest designated as a "regular interest" in REMIC III for purposes of the REMIC Provisions.

        Class AV-I Certificate: Any one of the Class AV-I Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit A-2, senior to the Class M-I and Class B-I Certificates with respect to distributions and the allocation of Realized Losses in respect of the Mortgage Loans as set forth in Section 4.05, and evidencing an interest designated as a "regular interest" in REMIC III for purposes of the REMIC Provisions.

        Class AP-I Certificate: Any one of the Class AP-I Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit A-3, senior to the Class M-I and Class B-I Certificates with respect to distributions and the allocation of Realized Losses in respect of the Mortgage Loans as set forth in Section 4.05, and evidencing an interest designated as a "regular interest" in REMIC III for purposes of the REMIC Provisions.

        Class AP-I Collection Shortfall: With respect to the Cash Liquidation or REO Disposition of a Discount Mortgage Loan and any Distribution Date, the excess of the amount described in Section 4.02(b)(i)(3)(1) over the amount described in Section 4.02(b)(i)(3)(2).

        Class AP-I Principal Distribution Amount:  As defined in Section 4.02.

        Class A-II Certificate: Any one of the Class A-II Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit A-1, senior to the Class M-I and Class B-I Certificates with respect to distributions and the allocation of Realized Losses in respect of the Mortgage Loans as set forth in Section 4.05, and evidencing an interest designated as a "regular interest" in REMIC III for purposes of the REMIC Provisions.

     Class B Certificates: Any one of the Class B-I Certificates or Class B-II Certificates.

     Class B-I Certificates: Any one of the Class B-I-1, Class B-I-2 or Class B-I-3 Certificates.

     Class B-II Certificates: Any one of the Class B-II-1, Class B-II-2 or Class B-II-3 Certificates.

        Class B-I-1 Certificate: Any one of the Class B-I-1 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit B, senior to the Class B-I-2 and Class B-I-3 Certificates with respect to distributions and the allocation of Realized Losses in respect of the Mortgage Loans as set forth in Section 4.05, and evidencing an interest designated as a "regular interest" in REMIC III for purposes of the REMIC Provisions.

        Class B-I-2 Certificate: Any one of the Class B-I-2 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit B, senior to the Class B-I-3 Certificates with respect to distributions and the allocation of Realized Losses in respect of the Mortgage Loans as set forth in Section 4.05, and evidencing an interest designated as a "regular interest" in REMIC III for purposes of the REMIC Provisions.

     Class B-I-3 Certificate: Any one of the Class B-I-3 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit B, and evidencing an interest designated as a "regular interest" in REMIC III for purposes of the REMIC Provisions.

        Class B-II-1 Certificate: Any one of the Class B-II-1 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit B, senior to the Class B-II-2 and Class B-II-3 Certificates with respect to distributions and the allocation of Realized Losses in respect of the Mortgage Loans as set forth in
Section 4.05, and evidencing an interest designated as a "regular interest" in REMIC III for purposes of the REMIC Provisions.

        Class B-II-2 Certificate: Any one of the Class B-II-2 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit B, senior to the Class B-II-3 Certificates with respect to distributions and the allocation of Realized Losses in respect of the Mortgage Loans as set forth in Section 4.05, and evidencing an interest designated as a "regular interest" in REMIC III for purposes of the REMIC Provisions.

        Class B-II-3 Certificate: Any one of the Class B-II-3 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit B, and evidencing an interest designated as a "regular interest" in REMIC III for purposes of the REMIC Provisions.

     Class M Certificates: Any one of the Class M-I Certificates or Class M-II Certificates.

     Class M-I Certificates: Any one of the Class M-I-1, Class M-I-2 or Class M-I-3 Certificates.

     Class M-II Certificates: Any one of the Class M-II-1, Class M-II-2 or Class M-II-3 Certificates.

        Class M-I-1 Certificate: Any one of the Class M-I-1 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit B, senior to the Class M-I-2, Class M-I-3 and Class B-I Certificates with respect to distributions and the allocation of Realized Losses in respect of the Mortgage Loans as set forth in Section 4.05, and evidencing an interest designated as a "regular interest" in REMIC III for purposes of the REMIC Provisions.

        Class M-I-2 Certificate: Any one of the Class M-I-2 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit B, senior to the Class M-I-3 and Class B-I Certificates with respect to distributions and the allocation of Realized Losses in respect of the Mortgage Loans as set forth in Section 4.05, and evidencing an interest designated as a "regular interest" in REMIC III for purposes of the REMIC Provisions.

     Class M-I-3 Certificate: Any one of the Class M-I-3 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit B, senior to the Class B-I Certificates with respect to distributions and the allocation of Realized Losses in respect of the Mortgage Loans as set forth in
Section 4.05, and evidencing an interest designated as a "regular interest" in REMIC III for purposes of the REMIC Provisions.

        Class M-II-1 Certificate: Any one of the Class M-II-1 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit B, senior to the Class M-II-2, Class M-II-3 and Class B-II Certificates with respect to distributions and the allocation of Realized Losses in respect of the Mortgage Loans as set forth in Section 4.05, and evidencing an interest designated as a "regular interest" in REMIC III for purposes of the REMIC Provisions.

        Class M-II-2 Certificate: Any one of the Class M-II-2 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit B, senior to the Class M-II-3 and Class B-II Certificates with respect to distributions and the allocation of Realized Losses in respect of the Mortgage Loans as set forth in
Section 4.05, and evidencing an interest designated as a "regular interest" in REMIC III for purposes of the REMIC Provisions.

        Class M-II-3 Certificate: Any one of the Class M-II-3 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit B, senior to the Class B-II Certificates with respect to distributions and the allocation of Realized Losses in respect of the Mortgage Loans as set forth in Section 4.05, and evidencing an interest designated as a "regular interest" in REMIC III for purposes of the REMIC Provisions.

     Class R Certificate: Any one of the Class R-I, Class R-II or Class R-III Certificates.

        Class R-I Certificate: Any one of the Class R-I Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit D and evidencing an interest designated as a "residual interest" in REMIC I for purposes of the REMIC Provisions.

        Class R-II Certificate: Any one of the Class R-II Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit D and evidencing an interest designated as a "residual interest" in REMIC II for purposes of the REMIC Provisions.

        Class R-III Certificate: Any one of the Class R-III Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit D and evidencing an interest designated as a "residual interest" in REMIC III for purposes of the REMIC Provisions.

        Clearstream: Clearstream Banking, societe anonyme.
        -----------

        Closing Date: December 28, 2001.
        ------------

        Code: The Internal Revenue Code of 1986.
        ----

        Compensating Interest: With respect to any Distribution Date, an amount equal to Prepayment Interest Shortfalls resulting from Principal Prepayments in Full or Curtailments during the related Prepayment Period, but not more than the sum of the Servicing Fee, all income and gain on amounts held in the Custodial Account and the Certificate Account and payable to the Certificateholders with respect to such Distribution Date and servicing compensation to which the Master Servicer may be entitled pursuant to Section 3.10(a)(v) and (vi), in each case with respect to the Mortgage Loans in the related Loan Group; provided that for purposes of this definition the amount of the Servicing Fee will not be reduced pursuant to Section 7.02 except as may be required pursuant to the last sentence of such Section.

     Converted Mortgage Loan: Any Group II Loan for which the related Mortgage Rate has converted from an adjustable rate to a fixed rate.

        Corporate Trust Office: The principal office of the Trustee at which at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this instrument is located at 450 West 33rd Street, 14th Floor, New York, New York 10001, Attention: RAMPI, Series 2001-RM2.

        Corresponding Certificate: With respect to (i) REMIC I Regular Interest LT-I, (ii) REMIC I Regular Interest LT-I-AV, (iii) REMIC I Regular Interest LT-I-AP and (iv) REMIC II Regular Interest LT-II, the (i) Class A-I Certificates, Class R-III Certificates, Class M-I Certificates and Class B-I Certificates; (ii) Class AV-I Certificates; (iii) Class AP-I Certificates, and
(iv) Class A-II Certificates, Class M-II Certificates and Class B-II Certificates, respectively.

        Credit Support Depletion Date: The first Distribution Date on which the Certificate Principal Balances of the Class M and Class B Certificates have been reduced to zero.

     Curtailment: Any Principal Prepayment made by a Mortgagor which is not a Principal Prepayment in Full.

        Custodial Account: The custodial account or accounts created and maintained pursuant to Section 3.07 in the name of a depository institution, as custodian for the holders of the Certificates, for the holders of certain other interests in mortgage loans serviced or sold by the Master Servicer and for the Master Servicer, into which the amounts set forth in Section 3.07 shall be deposited directly. Any such account or accounts shall be an Eligible Account.

        Custodial Agreement: An agreement that may be entered into among the Depositor, the Master Servicer, the Trustee and a Custodian in substantially the form of Exhibit E hereto.

        Custodian: A custodian appointed pursuant to a Custodial Agreement.

        Cut-off Date: December 1, 2001.

     Cut-off Date Balance: The Group I Cut-off Date Balance or the Group II Cut-off Date Balance.

        Cut-off Date Principal Balance: As to any Mortgage Loan, the unpaid principal balance thereof at the Cut-off Date after giving effect to all installments of principal due on or prior thereto (or due during the month of December 2001), whether or not received.

        Debt Service Reduction: With respect to any Mortgage Loan, a reduction in the scheduled Monthly Payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, except such a reduction constituting a Deficient Valuation or any reduction that results in a permanent forgiveness of principal.

        Deficient Valuation: With respect to any Mortgage Loan, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then outstanding indebtedness under the Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any scheduled Monthly Payment that constitutes a permanent forgiveness of principal, which valuation or reduction results from a proceeding under the Bankruptcy Code.

        Definitive Certificate: Any definitive, fully registered Certificate.

     Deleted Mortgage Loan: A Mortgage Loan replaced or to be replaced with a Qualified Substitute Mortgage Loan.

        Delinquent: As used herein, a Mortgage Loan is considered to be: "30 to 59 days" or "30 or more days" delinquent when a payment due on any scheduled due date remains unpaid as of the close of business on the next following monthly scheduled due date. The determination as to whether a Mortgage Loan falls into these categories is made as of the close of business on the last business day of each month. For example, a Mortgage Loan with a payment due on July 1 that remained unpaid as of the close of business on August 31 would then be considered to be 30 to 59 days delinquent. Delinquency information as of the Cut-off Date is determined and prepared as of the close of business on the last business day immediately prior to the Cut-off Date.

        Depository: The Depository Trust Company, or any successor Depository hereafter named. The nominee of the initial Depository for purposes of registering those Certificates that are to be Book-Entry Certificates is Cede & Co. The Depository shall at all times be a "clearing corporation" as defined in
Section 8-102(3) of the Uniform Commercial Code of the State of New York and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended.

     Depository   Participant:   A  broker,  dealer,  bank  or  other  financial
institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

     Destroyed Mortgage Note: A Mortgage Note the original of which was permanently lost or destroyed and has not been replaced.

        Determination Date: With respect to any Distribution Date, the 20th day (or if such 20th day is not a Business Day, the Business Day immediately following such 20th day) of the month of the related Distribution Date.

        Discount Fraction: With respect to each Discount Mortgage Loan, the fraction expressed as a percentage, the numerator of which is the Discount Net Mortgage Rate minus the Net Mortgage Rate (or the initial Net Mortgage Rate with respect to any Discount Mortgage Loans as to which the Mortgage Rate is modified pursuant to 3.07(a)) for such Mortgage Loan and the denominator of which is the Discount Net Mortgage Rate. The Discount Fraction with respect to each Discount Mortgage Loan is as set forth in Exhibit R attached hereto.

        Discount Mortgage Loan: Any Group I Loan having a Net Mortgage Rate (or the initial Net Mortgage Rate) of less than the Discount Net Mortgage Rate per annum and any Mortgage Loan deemed to be a Discount Mortgage Loan pursuant to the definition of Qualified Substitute Mortgage Loan.

     Discount Net Mortgage Rate: With respect to any Group I Loan, 7.00% per annum..

        Disqualified Organization: Any organization defined as a "disqualified organization" under Section 860E(e)(5) of the Code, which includes any of the following: (i) the United States, any State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for Freddie Mac, a majority of its board of directors is not selected by such governmental unit), (ii) a foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers' cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income) and (iv) rural electric and telephone cooperatives described in Section 1381(a)(2)(C) of the Code. A Disqualified Organization also includes any "electing large partnership," as defined in Section 775(a) of the Code and any other Person so designated by the Trustee based upon an Opinion of Counsel that the holding of an Ownership
Interest in a Class R Certificate by such Person may cause any REMIC or any Person having an Ownership Interest in any Class of Certificates (other than such Person) to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Class R Certificate to such Person. The terms "United States", "State" and "international organization" shall have the meanings set forth in
Section 7701 of the Code or successor provisions.

     Distribution Date: The 25th day of any month beginning in the month immediately following the month of the initial issuance of the Certificates or, if such 25th day is not a Business Day, the Business Day immediately following such 25th day.

     Due Date: With respect to any Distribution Date and any Mortgage Loan, the day during the related Due Period on which the Monthly Payment is due.

     Due Period: With respect to any Distribution Date, the calendar month of such Distribution Date.

        Eligible Account: An account that is any of the following: (i) maintained with a depository institution the debt obligations of which have been rated by each Rating Agency in its highest rating available, or (ii) an account or accounts in a depository institution in which such accounts are fully insured to the limits established by the FDIC, provided that any deposits not so insured shall, to the extent acceptable to each Rating Agency, as evidenced in writing, be maintained such that (as evidenced by an Opinion of Counsel delivered to the Trustee and each Rating Agency) the registered Holders of Certificates have a claim with respect to the funds in such account or a perfected first security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution with which such account is maintained, or (iii) in the case of the Custodial Account, either (A) a trust account or accounts maintained in the corporate trust department of Bank One, National Association, or (B) an account or accounts maintained in the corporate asset services department of Bank One, National Association as long as its short term debt obligations are rated P-1 (or the equivalent) or better by each Rating Agency, and its long term debt obligations are rated A2 (or the equivalent) or better, by each Rating Agency, or (iv) in the case of the Certificate Account, a trust account or accounts maintained in the corporate trust division of Bank One, National Association, or (v) an account or accounts of a depository institution acceptable to each Rating Agency (as evidenced in writing by each Rating Agency that use of any such account as the Custodial Account or the Certificate Account will not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency).

        Eligible Funds: On any Distribution Date, the portion, if any, of the Group I Available Distribution Amount remaining after reduction by the sum of
(i) the aggregate amount of Accrued Certificate Interest on the related Senior Certificates, (ii) the related Senior Principal Distribution Amount (determined without regard to Section 4.02(a)(ii)(Y)(D) of this Agreement), (iii) the related Class AP-I Principal Distribution Amount (determined without regard to
Section 4.02(b)(i)(5) of this Agreement) and (iv) the aggregate amount of Accrued Certificate Interest on the Class M-I, Class B-I-1 and Class B-I-2 Certificates.

        ERISA: The Employee Retirement Income Security Act of 1974, as amended.

        Euroclear: Euroclear Bank, S.A./NA, as operator of The Euroclear System.

        Event of Default: As defined in Section 7.01.

        Excess Fraud Loss: With respect to the Mortgage Loans in any Loan Group, any Fraud Loss on such Mortgage Loans, or portion thereof, which exceeds the then-applicable Fraud Loss Amount.

     Excess Loss: With respect to the Group I Loans or Group II Loans, any Excess Fraud Loss, Excess Special Hazard Loss or Extraordinary Loss.

        Excess Special Hazard Loss: With respect to the Mortgage Loans in any Loan Group, any Special Hazard Loss on such Mortgage Loans, or portion thereof, that exceeds the then-applicable Special Hazard Amount.

        Excess Subordinate Principal Amount: With respect to any Distribution Date on which the aggregate Certificate Principal Balance of the Class of Subordinate Certificates in the related certificate group then outstanding with the Lowest Priority is to be reduced to zero and on which Realized Losses are to be allocated to such class or classes, the excess, if any, of (i) the amount that would otherwise be distributable in respect of principal on such class or classes of Certificates on such Distribution Date over (ii) the excess, if any, of the aggregate Certificate Principal Balance of such class or classes of Certificates immediately prior to such Distribution Date over the aggregate amount of Realized Losses to be allocated to such classes of Certificates on such Distribution Date as reduced by any amount calculated pursuant to Section 4.02(b)(i)(5). The Excess Subordinate Principal Amount will be allocated between each Loan Group on a pro rata basis in accordance with the amount of Realized Losses attributable to each Loan Group and allocated to the Certificates on such Distribution Date.

        Extraordinary Events: Any of the following conditions with respect to a Mortgaged Property or Mortgage Loan causing or resulting in a loss which causes the liquidation of such Mortgage Loan:

        (a) losses that are of the type that would be covered by the fidelity bond and the errors and omissions insurance policy required to be maintained pursuant to Section 3.12(b) but are in excess of the coverage maintained thereunder;

        (b) nuclear reaction or nuclear radiation or radioactive contamination, all whether controlled or uncontrolled, and whether such loss be direct or indirect, proximate or remote or be in whole or in part caused by, contributed to or aggravated by a peril covered by the definition of the term "Special Hazard Loss";

        (c) hostile or warlike action in time of peace or war, including action in hindering, combatting or defending against an actual, impending or expected attack;

     (1) by any government or sovereign power, de jure or de facto, or by any authority maintaining or using military, naval or air forces; or

     (2) by military, naval or air forces; or

     (3) by an agent of any such government, power, authority or forces; or

     (4) any weapon of war employing atomic fission or radioactive force whether in time of peace or war; or

     (5) insurrection, rebellion, revolution, civil war, usurped power or action taken by governmental authority in hindering, combatting or defending against such an occurrence, seizure or destruction under quarantine or customs regulations, confiscation by order of any government or public authority; or risks of contraband or illegal transportation or trade.

     Extraordinary Losses: Any loss incurred on a Mortgage Loan caused by or resulting from an Extraordinary Event.

        Fannie Mae:  Fannie  Mae, a  federally  chartered  and  privately  owned
corporation   organized  and  existing  under  the  Federal  National   Mortgage
Association Charter Act, or any successor thereto.

     FASIT: A "financial asset securitization investment trust" within the meaning of Section 860L of the Code.

        FDIC: Federal Deposit Insurance Corporation or any successor thereto.
        ----

        FHA: The Federal Housing Administration, or its successor.
        ---

        Final Distribution Date: The Distribution Date on which the final distribution in respect of the Certificates will be made pursuant to Section 9.01, which Final Distribution Date shall in no event be later than the end of the 90-day liquidation period described in Section 9.02.

        Final Scheduled Distribution Date: With respect to the Group I Certificates, May 25, 2031, and with respect to the Group II Certificates, June 25, 2031. No event of default under this Agreement will arise or become applicable solely by reason of the failure to retire the entire Certificate Principal Balance of any Class of Class A, Class R, Class M or Class B Certificates on or before its Final Scheduled Distribution Date.

        Fitch: Fitch, Inc., or its successor in interest.
        -----

        Foreclosure Profits: As to any Distribution Date or related Determination Date and any Mortgage Loan, the excess, if any, of Liquidation Proceeds, Insurance Proceeds and REO Proceeds (net of all amounts reimbursable therefrom pursuant to Section 3.10(a)(ii)) in respect of each Mortgage Loan or REO Property for which a Cash Liquidation or REO Disposition occurred in the related Prepayment Period over the sum of the unpaid principal balance of such Mortgage Loan or REO Property (determined, in the case of an REO Disposition, in accordance with Section 3.14) plus accrued and unpaid interest at the Mortgage Rate on such unpaid principal balance from the Due Date to which interest was last paid by the Mortgagor to the first day of the month following the month in which such Cash Liquidation or REO Disposition occurred.

     Fraud Losses: Losses on Mortgage Loans as to which there was fraud in the origination of such Mortgage Loan.

        Freddie Mac: The Federal Home Loan Mortgage Corporation, a corporate instrumentality of the United States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

        Group I Available Distribution Amount: As to any Distribution Date, an amount equal to (a) the sum of (i) the amount relating to the Group I Loans on deposit in the Custodial Account as of the close of business on the immediately preceding Determination Date and amounts deposited in the Custodial Account in connection with the substitution of Qualified Substitute Mortgage Loans that are Group I Loans, (ii) the amount of any Advance made on the immediately preceding Certificate Account Deposit Date with respect to the Group I Loans, (iii) any amount deposited in the Certificate Account on the related Certificate Account Deposit Date pursuant to the second paragraph of Section 3.12(a) in respect of the Group I Loans, (iv) any amount that the Master Servicer is not permitted to withdraw from the Custodial Account pursuant to Section 3.16(e) in respect of the Group I Loans and (v) any amount deposited in the Certificate Account pursuant to Section 4.07 or 9.01 in respect of the Group I Loans, reduced by (b) the sum as of the close of business on the immediately preceding Determination Date of (x) the Amount Held for Future Distribution with respect to the Group I Loans, and (y) amounts permitted to be withdrawn by the Master Servicer from the Custodial Account in respect of the Group I Loans pursuant to clauses (ii)-(x), inclusive, of Section 3.10(a).

        Group II Available Distribution Amount: As to any Distribution Date, an amount equal to (a) the sum of (i) the amount relating to the Group II Loans on deposit in the Custodial Account as of the close of business on the immediately preceding Determination Date and amounts deposited in the Custodial Account in connection with the substitution of Qualified Substitute Mortgage Loans that are Group II Loans, (ii) the amount of any Advance made on the immediately preceding Certificate Account Deposit Date with respect to the Group II Loans, (iii) any amount deposited in the Certificate Account on the related Certificate Account Deposit Date pursuant to the second paragraph of Section 3.12(a) in respect of the Group II Loans, (iv) any amount that the Master Servicer is not permitted to withdraw from the Custodial Account pursuant to Section 3.16(e) in respect of the Group II Loans and (v) any amount deposited in the Certificate Account pursuant to Section 4.07 or 9.01 in respect of the Group II Loans, reduced by
(b) the sum as of the close of business on the immediately preceding Determination Date of (x) the Amount Held for Future Distribution with respect to the Group II Loans, and (y) amounts permitted to be withdrawn by the Master Servicer from the Custodial Account in respect of the Group II Loans pursuant to clauses

(ii)-(x), inclusive, of Section 3.10(a).

     Group I Certificates: Any one of the Group I Senior Certificates and Group I Subordinate Certificates.

     Group II Certificates: Any one of the Group II Senior Certificates and Group II Subordinate Certificates.

        Group I Cut-off Date Balance: $84,791,615.84.

        Group II Cut-off Date Balance: $80,300,496.75.

        Group I Fraud Loss Amount: As of any date of determination after the Cut-off Date prior to the third anniversary of the Cut-off Date, an amount equal to 1.00% of the aggregate outstanding principal balance of all of the Group I
Loans as of the Cut-off Date minus the aggregate amount of Fraud Losses on the Group I Loans allocated through Subordination, in accordance with Section 4.05 since the Cut-off Date up to such date of determination. On and after the third anniversary of the Cut-off Date the Group I Fraud Loss Amount shall be zero. The Group I Fraud Loss Amount may be further reduced by the Master Servicer (including accelerating the manner in which such coverage is reduced) provided that prior to any such reduction, the Master Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to the Group I Senior Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency; and (ii) provide a copy of such written confirmation to the Trustee.

        Group II Fraud Loss Amount: As of any date of determination after the Cut-off Date prior to the third anniversary of the Cut-off Date, an amount equal to 1.00% of the aggregate outstanding principal balance of all of the Group II Loans as of the Cut-off Date minus the aggregate amount of Fraud Losses on the Group II Loans allocated through Subordination, in accordance with Section 4.05 since the Cut-off Date up to such date of determination. On and after the third anniversary of the Cut-off Date the Group II Fraud Loss Amount shall be zero. The Group II Fraud Loss Amount may be further reduced by the Master Servicer (including accelerating the manner in which such coverage is reduced) provided that prior to any such reduction, the Master Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to the Group II Senior Certificates by such Rating Agency below the lower of the then- current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency; and (ii) provide a copy of such written confirmation to the Trustee.

     Group I Loans: The Mortgage Loans designated on the Mortgage Loan Schedule in Exhibit F-1.

     Group II Loans: The Mortgage Loans designated on the Mortgage Loan Schedule in Exhibit F-2.

        Group I Optional Termination Date: Any Distribution Date on or after which the Stated Principal Balance (before giving effect to distributions to be made on such Distribution Date) of the Group I Loans is less than 10.00% of the Group I Cut-off Date Balance.

        Group II Optional Termination Date: Any Distribution Date on or after which the Stated Principal Balance (before giving effect to distributions to be made on such Distribution Date) of the Group II Loans is less than 10.00% of the Group II Cut-off Date Balance.

        Group I Senior Accelerated Distribution Percentage or Group II Senior Accelerated Distribution Percentage: With respect to any Distribution Date occurring on or prior to the 60th Distribution Date, 100%. With respect to any Distribution Date thereafter, as follows:

               (i) for any Distribution Date after the 60th Distribution Date but on or prior to the 72nd Distribution Date, the related Senior Percentage for such Distribution Date plus 70% of the related Subordinate Percentage for such Distribution Date;

               (ii) for any Distribution Date after the 72nd Distribution Date but on or prior to the 84th Distribution Date, the related Senior Percentage for such Distribution Date plus 60% of the related Subordinate Percentage for such Distribution Date;

               (iii) for any Distribution Date after the 84th Distribution Date but on or prior to the 96th Distribution Date, the related Senior Percentage for such Distribution Date plus 40% of the related Subordinate Percentage for such Distribution Date;

               (iv) for any Distribution Date after the 96th Distribution Date but on or prior to the 108th Distribution Date, the related Senior Percentage for such Distribution Date plus 20% of the related Subordinate Percentage for such Distribution Date; and

               (v) for any Distribution Date thereafter, the related Senior Percentage for such Distribution Date;

        Any  reduction  to  the  Senior  Accelerated   Distribution   Percentage
described above shall not occur as of any Distribution Date unless either:

        (a)(1)(X) the outstanding principal balance of the Mortgage Loans in the related Loan Group delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding Certificate Principal Balance of the related Subordinate Certificates, is less than 50% or (Y) the outstanding principal balance of Mortgage Loans in the related Loan Group delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding principal balance of all Mortgage Loans in such Loan Group averaged over the last six months, does not exceed 2% and (2) Realized Losses on the Mortgage Loans in the related Loan Group to date for such Distribution Date if occurring during the sixth, seventh, eighth, ninth or tenth year (or any year thereafter) after the Closing Date are less than 30%, 35%, 40%, 45% or 50%, respectively, of the sum of the Initial Certificate Principal Balances of the related Subordinate Certificates or

        (b)(1) the outstanding principal balance of Mortgage Loans in the related Loan Group delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding principal balance of all Mortgage Loans in such Loan Group averaged over the last six months, does not exceed 4% and (2) Realized Losses on the Mortgage Loans in the related Loan Group to date for such Distribution Date, if occurring during the sixth, seventh, eighth, ninth or tenth year (or any year thereafter) after the Closing Date are less than 10%, 15%, 20%, 25% or 30%, respectively, of the sum of the Initial Certificate Principal Balances of the related Subordinate Certificates, and

        (ii) that for any Distribution Date on which the related Senior Percentage is greater than the such Senior Percentage as of the Closing Date, the related Senior Accelerated Distribution Percentage for such Distribution Date shall be 100%.

        Notwithstanding the foregoing, upon the reduction of the Certificate Principal Balances of the applicable Senior Certificates to zero, the related Senior Accelerated Distribution Percentage shall thereafter be 0%.

        Group I Senior Certificates: Any one of the Class A-I, Class AP-I, Class AV-I, Class R-I and Class R-III Certificates.

               Group  II  Senior  Certificates:   Any  one  of  the  Class  A-II
          Certificates and Class R-II Certificates.

               Group I  Senior  Interest  Distribution  Amount:  As  defined  in
          Section 4.02(a)(i)(X).

               Group II Senior  Interest  Distribution  Amount:  As  defined  in
          Section 4.02(a)(i)(Y).

        Group I Senior Percentage: As of any Distribution Date, the lesser of 100% and a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Group I Certificates (other than the Class AP-I Certificates) immediately prior to such Distribution Date and the denominator of which is the aggregate Stated Principal Balance of all of the Group I Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

        Group II Senior Percentage: As of any Distribution Date, the lesser of 100% and a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Group II Certificates immediately prior to such Distribution Date and the denominator of which is the aggregate Stated Principal Balance of all of the Group II Loans (or related REO Properties) immediately prior to such Distribution Date.

        Group I Senior Principal Distribution Amount: As to any Distribution Date, the lesser of (a) the balance of the Available Distribution Amount related to Loan Group I remaining after the distribution therefrom of all amounts required to be distributed therefrom pursuant to Section 4.02(a)(i)(X) and
Section 4.02(a)(ii)(X) and (b) the sum of the amounts required to be distributed therefrom to the Group I Certificateholders on such Distribution Date pursuant to Section 4.02(a)(ii)(Y) and Section 4.02(a)(xvi) and (xvii).

        Group II Senior Principal Distribution Amount: As to any Distribution Date, the lesser of (a) the balance of the Available Distribution Amount related to Loan Group II remaining after the distribution therefrom of all amounts required to be distributed therefrom pursuant to Section 4.02(a)(i)(Y), and (b) the sum of the amounts required to be distributed therefrom to the Group II Certificateholders on such Distribution Date pursuant to Section 4.02(a)(ii)(Y) and Section 4.02(a)(xvi) and (xvii).

        Group I Special Hazard Amount: As of any Distribution Date, an amount equal to $3,705,365 minus the sum of (i) the aggregate amount of Special Hazard Losses allocated to the Group I Loans through Subordination in accordance with
Section 4.05 and (ii) the Adjustment Amount (as defined below) as most recently calculated. For each anniversary of the Cut-off Date, the "Adjustment Amount" shall be equal to the amount, if any, by which the amount calculated in accordance with the preceding sentence (without giving effect to the deduction of the Adjustment Amount for such anniversary) exceeds the greatest of (i) twice the outstanding principal balance of the Group I Loan that has the largest outstanding principal balance on the Distribution Date immediately preceding such anniversary, (ii) the product of 1.00% multiplied by the outstanding principal balance of all Group I Loans on the Distribution Date immediately preceding such anniversary and (iii) the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of the Group I Loans in any single five-digit California zip code area with the largest amount of Group I Loans by aggregate principal balance as of such anniversary.

        The Group I Special Hazard Amount may be further reduced by the Master Servicer (including accelerating the manner in which coverage is reduced) provided that prior to any such reduction, the Master Servicer shall obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to the Group I Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency.

        Group II Special Hazard Amount: As of any Distribution Date, an amount equal to $2,682,090 minus the sum of (i) the aggregate amount of Special Hazard Losses allocated to the Group II Loans through Subordination in accordance with
Section 4.05 and (ii) the Adjustment Amount (as defined below) as most recently calculated. For each anniversary of the Cut-off Date, the "Adjustment Amount" shall be equal to the amount, if any, by which the amount calculated in accordance with the preceding sentence (without giving effect to the deduction of the Adjustment Amount for such anniversary) exceeds the greatest of (i) twice the outstanding principal balance of the Group II Loan that has the largest outstanding principal balance on the Distribution Date immediately preceding such anniversary, (ii) the product of 1.00% multiplied by the outstanding principal balance of all Group II Loans on the Distribution Date immediately preceding such anniversary and (iii) the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of the Group II Loans in any single five-digit California zip code area with the largest amount of Group II Loans by aggregate principal balance as of such anniversary.

        The Group II Special Hazard Amount may be further reduced by the Master Servicer (including accelerating the manner in which coverage is reduced) provided that prior to any such reduction, the Master Servicer shall obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to the Group II Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency.

               Group I Subordinate Certificates: The Class M-I Certificates and Class B-I Certificates.

               Group II Subordinate Certificates: The Class M-II Certificates and Class B-II Certificates.

        Group I Subordinate Principal Distribution Amount: With respect to any Distribution Date and each Class of Group I Subordinate Certificates, (a) the sum of (i) the product of (x) the Class's pro rata share, based on the Certificate Principal Balance of each such Class then outstanding, and (y) the aggregate of the amounts calculated for such Distribution Date under clauses
(1),  (2) and (3) of Section  4.02(a)(ii)(Y)(A)  (without  giving  effect to the related Senior Percentage) to the extent not payable to the related Senior Certificates; (ii) such Class's pro rata share, based on the Certificate Principal Balance of each Class of Group I Subordinate Certificates then outstanding, of the principal collections described in Section 4.02(a)(ii)(Y)(B)(b) (without giving effect to the related Senior Accelerated Distribution Percentage) to the extent such collections are not otherwise distributed to the related Senior Certificates; (iii) the product of (x) the related Prepayment Distribution Percentage and (y) the aggregate of all Principal Prepayments in Full received in the related Prepayment Period and Curtailments received in the preceding calendar month (other than the related Discount Fraction of such Principal Prepayments in Full and Curtailments with respect to a Discount Mortgage Loan) to the extent not payable to the related Senior Certificates; (iv) if such Class is the Class of Subordinate Certificates with the Highest Priority, any related Excess Subordinate Principal Amount for such Distribution Date to the extent of Eligible Funds for such Distribution Date; and (v) any amounts described in clauses (i), (ii) and (iii) as determined for any previous Distribution Date, that remain undistributed to the extent that such amounts are not attributable to Realized Losses which have been allocated to a Class of Group I Subordinate Certificates minus (b) with respect to the Class of Subordinate Certificates with the Lowest Priority, any related Excess Subordinate Principal Amount for such Distribution Date; provided, however, that the Group I Subordinate Principal Distribution Amount for any Class of Group I Subordinate Certificates on any Distribution Date shall in no event exceed the outstanding Certificate Principal Balance of such Class of Certificates immediately prior to such date.

     Group II Subordinate Principal Distribution Amount: With respect to any Distribution Date and each Class of Group II Subordinate Certificates, (a) the sum of (i) the product of (x) the Class's pro rata share, based on the Certificate Principal Balance of each such Class then outstanding, and (y) the aggregate of the amounts calculated for such Distribution Date under clauses (1), (2) and (3) of
Section 4.02(a)(ii)(Y)(A) (without giving effect to the related Senior Percentage) to the extent not payable to the related Senior Certificates; (ii) such Class's pro rata share, based on the Certificate Principal Balance of each Class of Group II Subordinate Certificates then outstanding, of the principal collections described in Section 4.02(a)(ii)(Y)(B)(b) (without giving effect to the related Senior Accelerated Distribution Percentage) to the extent such collections are not otherwise distributed to the related Senior Certificates;
(iii) the product of (x) the related Prepayment Distribution Percentage and (y) the aggregate of all Principal Prepayments in Full received in the related Prepayment Period and Curtailments received in the preceding calendar month the extent not payable to the related Senior Certificates; (iv) if such Class is the Class of Subordinate Certificates with the Highest Priority, any related Excess Subordinate Principal Amount for such Distribution Date to the extent of Eligible Funds for such Distribution Date; and (v) any amounts described in clauses (i), (ii) and (iii) as determined for any previous Distribution Date, that remain undistributed to the extent that such amounts are not attributable to Realized Losses which have been allocated to a Class of Subordinate
Certificates minus (b) with respect to the Class of Group II Subordinate Certificates with the Lowest Priority, any related Excess Subordinate Principal Amount for such Distribution Date; provided, however, that the Group II Subordinate Principal Distribution Amount for any Class of Group II Subordinate Certificates on any Distribution Date shall in no event exceed the outstanding Certificate Principal Balance of such Class of Certificates immediately prior to such date.

        High Cost Loan: The Mortgage Loans set forth hereto as Exhibit P that are subject to special rules, disclosure requirements and other provisions that were added to the Federal Truth in Lending Act by the Home Ownership and Equity Protection Act of 1994.

        Highest Priority: As of any date of determination, the Class of Subordinate Certificates then outstanding with the earliest priority for payments pursuant to Section 4.02(a), in the following order: (a) with respect to the Group I Subordinate Certificates, Class M-I-1, Class M-I-2, Class M-I- 3, Class B-I-1, Class B-I-2 and Class B-I-3 Certificates, and (b) with respect to the Group II Subordinate Certificates, Class M-II-1, Class M-II-2, Class M-II-3, Class B-II-1, Class B-II-2 and Class B-II-3 Certificates.

        Independent: When used with respect to any specified Person, means such a Person who (i) is in fact independent of the Depositor, the Master Servicer and the Trustee, or any Affiliate thereof, (ii) does not have any direct financial interest or any material indirect financial interest in the Depositor, the Master Servicer or the Trustee or in an Affiliate thereof, and (iii) is not connected with the Depositor, the Master Servicer or the Trustee as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

     Initial Certificate Principal Balance: With respect to each Class of Certificates (other than the Class AV-I Certificates), the Certificate Principal Balance of such Class of Certificates as of the

Cut-off Date as set forth in the Preliminary Statement hereto.

        Initial Subordinate Class Percentage: With respect to any Distribution Date and any Class of Subordinate Certificates, a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of such Class of Subordinate Certificates as of the Closing Date and the denominator of which is the related Cut-off Date Balance.

        Insurance Proceeds: Proceeds paid in respect of the Mortgage Loans pursuant to any Primary Insurance Policy or any other related insurance policy covering a Mortgage Loan, to the extent such proceeds are payable to the mortgagee under the Mortgage, any Subservicer, the Master Servicer or the Trustee and are not applied to the restoration of the related Mortgaged Property or released to the Mortgagor in accordance with the procedures that the Master Servicer would follow in servicing mortgage loans held for its own account.

     Interest Accrual Period: With respect to any Distribution Date, the prior calendar month.

        Interim Certificates: As defined in Section 2.02.

        Late Collections: With respect to any Mortgage Loan, all amounts received during any Due Period, whether as late payments of Monthly Payments or as Insurance Proceeds, Liquidation Proceeds or otherwise, which represent late payments or collections of Monthly Payments due but delinquent for a previous Due Period and not previously recovered.

        Liquidation Proceeds: Amounts (other than Insurance Proceeds) received by the Master Servicer in connection with the taking of an entire Mortgaged Property by exercise of the power of eminent domain or condemnation or in connection with the liquidation of a defaulted Mortgage Loan through trustee's sale, foreclosure sale or otherwise, other than REO Proceeds.

        Loan Group: Any of Loan Group I or Loan Group II.

        Loan Group I: The group of Mortgage Loans designated as the Group I Mortgage Loans on the Mortgage Loan Schedule in Exhibit F-1.

        Loan Group II: The group of Mortgage Loans designated as the Group II Mortgage Loans on the Mortgage Loan Schedule in Exhibit F-2.

        Loan-to-Value Ratio: As of any date, the fraction, expressed as a percentage, the numerator of which is the current principal balance of the related Mortgage Loan at the date of determination and the denominator of which is the Appraised Value of the related Mortgaged Property.

        Lowest Priority: As of any date of determination, the Class of Subordinate Certificates then outstanding with the latest priority for payments pursuant to Section 4.02(a), in the following order: (a) with respect to the Group I Subordinate Certificates, Class B-I-3, Class B-I-2, Class B-I-1, Class

M-I-3,  Class M-I-2 and Class M-I-1  Certificates,  and (b) with  respect to the
Group II Subordinate Certificates, Class B-II-3, Class B-II-2, Class B-II-1, Class M-II-3, Class M-II-2 and Class M-II-1 Certificates.

        Maturity Date: With respect to each Class of Certificates of regular interest or Uncertificated Regular Interest issued by each of REMIC I, REMIC II and REMIC III, the latest possible maturity date, solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury Regulations, by which the Certificate Principal Balance of each such Class of Certificates representing a regular interest in the Trust Fund would be reduced to zero, which is, for each such regular interest other than the Group I Certificates, May 25, 2031, which is the Distribution Date following the maturity of the latest maturing Mortgage Loan, and which is for the Group II Certificates, June 25, 2031.

     MERS:  Mortgage  Electronic   Registration  Systems,  Inc.,  a  corporation
organized and existing under the laws of the State of Delaware, or any successor thereto.

        MERS(R)  System:   The  system  of  recording   transfers  of  Mortgages
electronically maintained by MERS.

     MIN: The Mortgage Identification Number for Mortgage Loans registered with MERS on the MERS(R)System.

     Modified Mortgage Loan: Any Mortgage Loan that has been the subject of a Servicing Modification.

        Modified Net Mortgage Rate: As to any Mortgage Loan that is the subject of a Servicing Modification, the Net Mortgage Rate minus the rate per annum by which the Mortgage Rate on such Mortgage Loan was reduced.

        MOM Loan: With respect to any Mortgage Loan, MERS acting as the mortgagee of such Mortgage Loan, solely as nominee for the originator of such Mortgage Loan and its successors and assigns, at the origination thereof.

        Monthly Payment: With respect to any Mortgage Loan (including any REO Property) and the Due Date in any Due Period, the payment of principal and interest due thereon in accordance with the amortization schedule at the time applicable thereto (after adjustment, if any, for Curtailments and for Deficient Valuations occurring prior to such Due Date but before any adjustment to such amortization schedule by reason of any bankruptcy, other than a Deficient
Valuation, or similar proceeding or any moratorium or similar waiver or grace period and before any Servicing Modification that constitutes a reduction of the interest rate on such Mortgage Loan).

        Moody's: Moody's Investors Service, Inc., or its successor in interest.

     Mortgage: With respect to each Mortgage Note related to a Mortgage Loan, the mortgage, deed of trust or other comparable instrument creating a first or junior lien on an estate in fee simple or leasehold interest in real property securing a Mortgage Note.

        Mortgage File: The mortgage documents listed in Section 2.01 pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

        Mortgage Loans: Such of the mortgage loans transferred and assigned to the Trustee pursuant to Section 2.01 as from time to time are held or deemed to be held as a part of the Trust Fund, the Mortgage Loans originally so held being identified in the initial Mortgage Loan Schedule attached hereto as Exhibit F-1 and Exhibit F-2, and Qualified Substitute Mortgage Loans held or deemed held as part of the Trust Fund including, without limitation, each related Mortgage Note, Mortgage and Mortgage File and all rights appertaining thereto.

        Mortgage Loan Schedule: The lists of the Mortgage Loans attached hereto as Exhibit F-1 and Exhibit F-2 (as amended from time to time to reflect the addition of Qualified Substitute Mortgage Loans), which lists shall set forth at a minimum the following information as to each Mortgage Loan:

               (i)    the Mortgage Loan identifying number ("RFC LOAN #");

               (ii)   [reserved];

               (iii) the maturity of the Mortgage Note ("MATURITY DATE", or "MATURITY DT" for Mortgage Loans and if such Mortgage Loan is a Balloon Loan, the amortization term thereof;

               (iv)   the Mortgage Rate as of the Cut-off Date ("ORIG RATE");

               (v) the Mortgage Rate as of the Cut-off Date for an adjustable rate Mortgage Loan ("CURR RATE");

               (vi) the Adjusted Net Mortgage Rate or Net Mortgage Rate as of the Cut-off Date ("CURR NET");

               (vii) the scheduled monthly payment of principal, if any, and interest as of the Cut-off Date ("ORIGINAL P & I" or "CURRENT P & I" for the adjustable rate Mortgage Loans);

               (viii) the Cut-off Date Principal Balance ("PRINCIPAL BAL");

               (ix)   the Loan-to-Value Ratio at origination ("LTV");

               (x) a code "T", "BT" or "CT" under the column "LN FEATURE," indicating that the Mortgage Loan is secured by a second or vacation residence (the absence of any such code means the Mortgage Loan is secured by a primary residence); and

               (xi) a code "N" under the column "OCCP CODE", indicating that the Mortgage Loan is secured by a non-owner occupied residence (the absence of any such code means the Mortgage Loan is secured by an owner occupied residence).

        Such schedules may consist of multiple reports that collectively set forth all of the information required.

        Mortgage Note: The originally executed note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan, together with any modification thereto.

        Mortgage Rate: As to any Mortgage Loan, the interest rate borne by the related Mortgage Note, or any modification thereto other than a Servicing Modification. The Mortgage Rate on the adjustable rate Mortgage Loans will adjust on each Adjustment Date to equal the sum (rounded to the nearest multiple of one-eighth of one percent (0.125%) or up to the nearest one-eighth of one percent, which are indicated by a "U" on Exhibit F hereto, as applicable. Mortgaged Property: The underlying real property securing a Mortgage Loan.

        Mortgagor: The obligor on a Mortgage Note.
        ---------

        Net Mortgage Rate: With respect to any Mortgage Loan as of any date of determination, a per annum rate equal to the Adjusted Mortgage Rate for such Mortgage Loan as of such date minus the sum of the Servicing Fee Rate and any related Subservicing Fee.

     Non-Discount Mortgage Loan: A Group I Loan that is not a Discount Mortgage Loan.

        Non-Primary Residence Loans: The Mortgage Loans designated as secured by second or vacation residences, or by non-owner occupied residences, on the Mortgage Loan Schedule.

        Non-United States Person: Any Person other than a United States Person. Nonrecoverable Advance: Any Advance previously made or proposed to be made by the Master Servicer in respect of a Mortgage Loan (other than a Deleted Mortgage
Loan) which, in the good faith judgment of the Master Servicer, will not, or, in the case of a proposed Advance, would not, be ultimately recoverable by the Master Servicer from related Late Collections, Insurance Proceeds, Liquidation Proceeds or REO Proceeds.

     Nonsubserviced Mortgage Loan: Any Mortgage Loan that, at the time of reference thereto, is not subject to a Subservicing Agreement.

        Notice: As defined in Section 4.04.

        Notional   Amount:   With  respect  to  the  Class  AV-I   Certificates,
immediately   prior  to  any   Distribution   Date,   an  amount  equal  to  the
Uncertificated Notional Amount of REMIC I Regular Interest LT-I-AV.

        Officers' Certificate: A certificate signed by the Chairman of the Board, the President or a Vice President or Assistant Vice President, or a Director or Managing Director, and by the Treasurer, the Secretary, or one of the Assistant Treasurers or Assistant Secretaries of the Depositor or the Master Servicer, as the case may be, and delivered to the Trustee, as required by this Agreement.

        Opinion of Counsel: A written opinion of counsel acceptable to the Trustee and the Master Servicer, who may be counsel for the Depositor or the Master Servicer, provided that any opinion of counsel (i) referred to in the definition of "Disqualified Organization" or (ii) relating to the qualification of REMIC I, REMIC II or REMIC III as REMICs or compliance with the REMIC Provisions must, unless otherwise specified, be an opinion of Independent counsel.

        Outstanding Mortgage Loan: As to the Due Date in any Due Period, a Mortgage Loan (including an REO Property) that was not the subject of a Principal Prepayment in Full, Cash Liquidation or REO Disposition and that was not purchased, deleted or substituted for prior to such Due Date pursuant to
Section 2.02, 2.03, 2.04 or 4.07.

        Ownership Interest: As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

        Pass-Through Rate: With respect to the Class A-I, Class R-I, Class R-III, Class M-I and Class B-I Certificates, 7.00% per annum;

        With respect to the Class AV-I Certificates and any Distribution Date, a rate equal to the weighted average, expressed as a percentage, of the Pool Strip Rates of all Group I Loans as of the Due Date in the related Due Period, weighted on the basis of the respective Stated Principal Balances of such Group I Loans as of the day immediately preceding such Distribution Date (or, with respect to the initial Distribution Date, at the close of business on the Cut-off Date). With respect to the Class AV-I Certificates and the initial Distribution Date, the Pass-Through Rate is equal to 0.77872% per annum.

        With respect to the Class A-II Certificates, Class R-II Certificate, Class M-II Certificates and Class B-II Certificates on any Distribution Date, the Uncertificated REMIC II Pass-Through Rate.

     Paying Agent: The JPMorgan Chase Bank or any successor Paying Agent appointed by the Trustee.

     Percentage Interest: With respect to any Class A Certificate, Class M Certificate or Class B Certificate, the undivided percentage ownership interest in the related Class evidenced by such

Certificate, which percentage ownership interest shall be equal to the Initial Certificate Principal Balance thereof divided by the aggregate Initial Certificate Principal Balance of all of the Certificates of the same Class. The Percentage Interest with respect to a Class R Certificate shall be stated on the face thereof.

        Permitted Investments: One or more of the following:

               (i) obligations of or guaranteed as to principal and interest by the United States or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States;

               (ii) repurchase agreements on obligations specified in clause (i) maturing not more than one month from the date of acquisition thereof, provided that the unsecured obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in its highest short-term rating available;

               (iii) federal funds, certificates of deposit, demand deposits, time deposits and bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) denominated in United States dollars of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof or of any domestic branch of a foreign depository institution or trust company; provided that the debt obligations of such depository institution or trust company (or, if the only Rating Agency is Standard & Poor's, in the case of the principal depository institution in a depository institution holding company, debt obligations of the depository institution holding company) at the date of acquisition thereof have been rated by each Rating Agency in its highest short-term rating available; and provided further that, if the only Rating Agency is Standard & Poor's and if the depository or trust company is a principal subsidiary of a bank holding company and the debt obligations of such subsidiary are not separately rated, the applicable rating shall be that of the bank holding company; and, provided further that, if the original maturity of such short-term obligations of a domestic branch of a foreign depository institution or trust company shall exceed 30 days, the short-term rating of such institution shall be A-1+ in the case of Standard & Poor's if Standard & Poor's is a Rating Agency;

               (iv) commercial paper and demand notes (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by each Rating Agency in its highest short-term rating available; provided that such commercial paper and demand notes shall have a remaining maturity of not more than 30 days;

               (v) a money market fund or a qualified investment fund rated by each Rating Agency in its highest long-term rating available; and

               (vi) other obligations or securities that are acceptable to each Rating Agency as a Permitted Investment hereunder and will not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency, as evidenced in writing;

provided, however, that no instrument shall be a Permitted Investment if it represents, either (1) the right to receive only interest payments with respect to the underlying debt instrument or (2) the right to receive both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity greater than 120% of the yield to maturity at par of such underlying obligations. References herein to the highest rating available on unsecured long-term debt shall mean AAA in the case of Standard & Poor's and Fitch and Aaa in the case of Moody's, and references herein to the highest rating available on unsecured commercial paper and short-term debt obligations shall mean the following: A-1 in the case of Standard & Poor's, P-1 in the case of Moody's and either A-1 by Standard & Poor's, P-1 by Moody's or F-1 by Fitch in the case of Fitch.

     Permitted Transferee: Any Transferee of a Class R Certificate, other than a Disqualified Organization or Non-United States Person.

        Person: Any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

        Pool Strip Rate: With respect to each Group I Loan, a per annum rate equal to the excess of (a) the Net Mortgage Rate of such Group I Loan over (b) the Discount Net Mortgage Rate (but not less than 0.00%) per annum.

        Prepayment Assumption: With respect to the Class A, Class M and Class B Certificates, the prepayment assumption to be used for determining the accrual of original issue discount and premium and market discount on such Certificates for federal income tax purposes, which assumes a constant prepayment rate of 4% per annum of the then outstanding principal balance of the Mortgage Loans in the first month of the life of the Mortgage Loans, and an additional approximate 1.2727% per annum in each month thereafter until the twelfth month, and then beginning in the twelfth month and in each month thereafter during the life of the Mortgage Loans, a constant prepayment rate of 25.0% per annum each month.

        Prepayment  Distribution  Percentage:  With respect to any  Distribution
Date  and  each  Class  of  Subordinate   Certificates,   under  the  applicable
circumstances set forth below, the respective percentages set forth below:

     (i)  For  any   Distribution   Date  on  which  any  Class  of  Subordinate
Certificates in
        the related certificate group are outstanding:

                      (a) in the case of the Class of  Subordinate  Certificates then outstanding with the Highest Priority and each other Class of Subordinate Certificates in the related certificate group for which the related Principal Payment Distribution Trigger has been satisfied, a fraction, expressed as a percentage, the numerator of which is the Certificate Principal Balance of such Class immediately prior to such date and the denominator of which is the sum of the Certificate Principal Balances immediately prior to such date of (1) the Class of Subordinate Certificates in the related certificate group then outstanding with the Highest Priority and (2) all other Classes of Subordinate Certificates in the related certificate group for which the respective Principal Payment Distribution Triggers have been satisfied; and

                      (b) in  the  case  of  each  other  Class  of  Subordinate
               Certificates in the related certificate group for which the Principal Payment Distribution Triggers have not been satisfied, 0%; and

               (ii) Notwithstanding the foregoing, if the application of the foregoing percentages on any Distribution Date as provided in Section
        4.02 (determined without regard to the proviso to the related definition of "Subordinate Principal Distribution Amount") would result in a distribution in respect of principal of any Class or Classes of Subordinate Certificates in the related certificate group in an amount greater than the remaining Certificate Principal Balance thereof (any such class, a "Maturing Class"), then: (a) the Prepayment Distribution Percentage of each Maturing Class shall be reduced to a level that, when applied as described above, would exactly reduce the Certificate Principal Balance of such Class to zero; (b) the Prepayment Distribution Percentage of each other Class of Subordinate Certificates in the related certificate group (any such Class, a "Non-Maturing Class") shall be recalculated in accordance with the provisions in paragraph (ii) above, as if the Certificate Principal Balance of each Maturing Class had been reduced to zero (such percentage as recalculated, the "Recalculated Percentage"); (c) the total amount of the reductions in the Prepayment Distribution Percentages of the Maturing Class or Classes pursuant to clause (a) of this sentence, expressed as an aggregate percentage, shall be allocated among the Non-Maturing Classes in proportion to their respective Recalculated Percentages (the portion of such aggregate reduction so allocated to any Non-Maturing Class, the "Adjustment Percentage"); and (d) for purposes of such Distribution Date, the Prepayment Distribution Percentage of each Non-Maturing Class shall be equal to the sum of (1) the Prepayment Distribution Percentage thereof, calculated in accordance with the provisions in paragraph (ii) above as if the Certificate Principal Balance of each Maturing Class had not been reduced to zero, plus (2) the related Adjustment Percentage.

        Prepayment Interest Shortfall: As to any Distribution Date and any Mortgage Loan (other than a Mortgage Loan relating to an REO Property) that was the subject of (a) a Principal Prepayment in Full during the related Prepayment Period, an amount equal to the excess of one month's interest at the related Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) on the Stated Principal Balance of such Mortgage Loan over the amount of interest (adjusted to the related Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan)) paid by the Mortgagor for such Prepayment Period to the date of such Principal Prepayment in Full or (b) a Curtailment during the prior calendar month, an amount equal to one month's interest at the related Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) on the amount of such Curtailment.

     Prepayment Period: As to any Distribution Date, the calendar month preceding the month of distribution.

        Primary Insurance Policy: Each primary policy of mortgage guaranty insurance as indicated on Exhibit F with the exception of either code "23" or "96" under the column "MI CO CODE."

        Principal Payment Distribution Trigger: With respect to any Distribution Date and any Class of Subordinate Certificates (other than the Class M-I-1 Certificates and Class M-II-1 Certificates), a test that shall be satisfied if the fraction (expressed as a percentage) equal to the sum of the Certificate Principal Balances of such Class and each Class of Subordinate Certificates in the related certificate group with a Lower Priority than such Class immediately prior to such Distribution Date divided by the aggregate Stated Principal Balance of all of the Mortgage Loans in the related Loan Group (or related REO Properties) immediately prior to such Distribution Date is greater than or equal to the sum of the related Initial Subordinate Class Percentages of such Classes of Subordinate Certificates.

        Principal Prepayment: Any payment of principal or other recovery on a Mortgage Loan, including a recovery that takes the form of Liquidation Proceeds or Insurance Proceeds, which is received in advance of its scheduled Due Date and is not accompanied by an amount as to interest representing scheduled interest on such payment due on any date or dates in any month or months subsequent to the month of prepayment.

     Principal Prepayment in Full: Any Principal Prepayment made by a Mortgagor of the entire principal balance of a Mortgage Loan.

        Principal Remittance Amount: With respect to any Distribution Date, the sum of the amounts described in clauses (i), (ii) and (iii) of the definition of Principal Distribution Amount for that Distribution Date.

        Program Guide: The Residential Funding Seller Guide for mortgage collateral sellers that participate in Residential Funding's standard mortgage programs, and Residential Funding's Servicing Guide and any other subservicing arrangements which Residential Funding has arranged to accommodate the servicing of the Mortgage Loans.

     Purchase Price: With respect to any Mortgage Loan (or REO Property) required to be or otherwise purchased on any date pursuant to Section 2.02, 2.03, 2.04 or 4.07, an amount equal to the sum of (i) 100% of the Stated Principal Balance thereof plus the principal portion of any related unreimbursed Advances and (ii) unpaid accrued interest at the Adjusted Mortgage Rate (or Modified Net Mortgage Rate plus the rate per annum at which the Servicing Fee is calculated in the case of a Modified Mortgage Loan) (or at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) in the case of a purchase made by the Master Servicer) on the Stated Principal Balance thereof to the first day of the month following the month of purchase from the Due Date to which interest was last paid by the Mortgagor.

        Qualified Substitute Mortgage Loan: A Mortgage Loan substituted by Residential Funding or the Depositor for a Deleted Mortgage Loan which must, on the date of such substitution, as confirmed in an Officers' Certificate delivered to the Trustee, (i) have an outstanding principal balance, after deduction of the principal portion of the monthly payment due in the month of substitution (or in the case of a substitution of more than one Mortgage Loan for a Deleted Mortgage Loan, an aggregate outstanding principal balance, after such deduction), not in excess of the Stated Principal Balance of the Deleted Mortgage Loan (the amount of any shortfall to be deposited by Residential
Funding, in the Custodial Account in the month of substitution); (ii) have a Mortgage Rate and a Net Mortgage Rate no lower than and not more than 1% per annum higher than the Mortgage Rate and Net Mortgage Rate, respectively, of the Deleted Mortgage Loan as of the date of substitution; (iii) have a Loan-to-Value Ratio at the time of substitution no higher than that of the Deleted Mortgage Loan at the time of substitution; (iv) have a remaining term to stated maturity not greater than (and not more than one year less than) that of the Deleted Mortgage Loan; (v) comply with each representation and warranty set forth in Sections 2.03 and 2.04 hereof and Section 4 of the Assignment Agreement and (vi) have a Pool Strip Rate equal to or greater than that of the Deleted Mortgage Loan.

Notwithstanding any other provisions herein, (x) with respect to any Qualified Substitute Mortgage Loan substituted for a Deleted Mortgage Loan which was a Discount Mortgage Loan, such Qualified Substitute Mortgage Loan shall be deemed to be a Discount Mortgage Loan and to have a Discount Fraction equal to the Discount Fraction of the Deleted Mortgage Loan and (y) in the event that the "Pool Strip Rate" of any Qualified Substitute Mortgage Loan as calculated pursuant to the definition of "Pool Strip Rate" is greater than the Pool Strip Rate of the related Deleted Mortgage Loan

        (i) the Pool Strip Rate of such Qualified Substitute Mortgage Loan shall be equal to the Pool Strip Rate of the related Deleted Mortgage Loan for purposes of calculating the Pass-Through Rate on the Class AV-I Certificates and

        (ii) the excess of the Pool Strip Rate on such Qualified Substitute Mortgage Loan as calculated pursuant to the definition of "Pool Strip Rate" over the Pool Strip Rate on the related Deleted Mortgage Loan shall be payable to the Class R-III Certificates pursuant to Section 4.02 hereof.

     Rating Agency: Fitch and Moody's. If either agency or a successor is no longer in existence,

"Rating Agency" shall be such statistical credit rating agency, or other comparable Person, designated by the Depositor, notice of which designation shall be given to the Trustee and the Master Servicer.

        Realized Loss: With respect to each Mortgage Loan (or REO Property) as to which a Cash Liquidation or REO Disposition has occurred, an amount (not less than zero) equal to (i) the Stated Principal Balance of the Mortgage Loan (or REO Property) as of the date of Cash Liquidation or REO Disposition, plus (ii) interest (and REO Imputed Interest, if any) at the Net Mortgage Rate from the Due Date as to which interest was last paid or advanced to Certificateholders up to the last day of the month in which the Cash Liquidation (or REO Disposition) occurred on the Stated Principal Balance of such Mortgage Loan (or REO Property) outstanding during each Due Period that such interest was not paid or advanced, minus (iii) the proceeds, if any, received during the month in which such Cash Liquidation (or REO Disposition) occurred, to the extent applied as recoveries of interest at the Net Mortgage Rate and to principal of the Mortgage Loan, net of the portion thereof reimbursable to the Master Servicer or any Subservicer with respect to related Advances or expenses as to which the Master Servicer or Subservicer is entitled to reimbursement thereunder but which have not been previously reimbursed. With respect to each Mortgage Loan which is the subject of a Servicing Modification, (a) the amount by which the interest portion of a Monthly Payment or the principal balance of such Mortgage Loan was reduced, and
(b) any such amount with respect to a Monthly Payment that was or would have been due in the month immediately following the month in which a Principal Prepayment or the Purchase Price of such Mortgage Loan is received or is deemed to have been received. With respect to each Mortgage Loan which has become the subject of a Deficient Valuation, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation. With respect to each Mortgage Loan which has become the object of a Debt Service Reduction, the amount of such Debt Service Reduction. Notwithstanding the above, neither a Deficient Valuation nor a Debt Service Reduction shall be deemed a Realized Loss hereunder so long as the Master Servicer has notified the Trustee in writing that the Master Servicer is diligently pursuing any remedies that may exist in connection with the representations and warranties made regarding the related Mortgage Loan and either (A) the related Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any premiums on any applicable primary hazard insurance policy and any related escrow payments in respect of such Mortgage
Loan are being advanced on a current basis by the Master Servicer or a Subservicer, in either case without giving effect to any Debt Service Reduction.

        Record Date: With respect to each Distribution Date, the close of business on the last Business Day of the month next preceding the month in which the related Distribution Date occurs.

     Regular Interest: Any one of the REMIC regular interests in the Trust Fund.

     Relief Act: The Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

     REMIC: A "real estate  mortgage  investment  conduit" within the meaning of
Section 860D of the Code.

        REMIC Administrator: Residential Funding Corporation. If Residential Funding Corporation is found by a court of competent jurisdiction to no longer be able to fulfill its obligations as REMIC Administrator under this Agreement the Master Servicer or Trustee acting as Master Servicer shall appoint a successor REMIC Administrator, subject to assumption of the REMIC Administrator obligations under this Agreement.

        REMIC I: The segregated pool of assets subject hereto, constituting a portion of the primary trust created hereby and to be administered hereunder, with respect to which a separate REMIC election is to be made (other than with respect to the items in clause (v) and the proceeds thereof), consisting of:

               (i)    the Group I Mortgage Loans and the related Mortgage Files;

               (ii) all payments on and collections in respect of the Group I Mortgage Loans due after the Cut-off Date (other than Monthly Payments due in December 2001) as shall be on deposit in the Custodial Account or in the Certificate Account and identified as belonging to the Trust Fund;

               (iii)  property  which  secured a Group I Mortgage Loan and which
        has  been  acquired  for  the  benefit  of  the   Certificateholders  by
        foreclosure or deed in lieu of foreclosure;

     (iv) the hazard insurance policies and Primary Insurance Policy pertaining to the Group I Mortgage Loans, if any; and

               (v)    all proceeds of clauses (i) through (iv) above.

        REMIC I Regular Interests: REMIC I Regular Interest LT-I, REMIC I Regular Interest LT-I- AV and REMIC I Regular Interest LT-I-AP.

        REMIC I Regular Interest LT-I: A regular interest in REMIC I that is held as an asset of REMIC III, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated REMIC I Pass-Through Rate, and that has such other terms as are described herein.

        REMIC I Regular Interest LT-I-AV: A regular interest in REMIC I that is held as an asset of REMIC II, that has an initial notional amount equal to$84,791,615.84, that bears interest at the related Uncertificated REMIC I Pass-Through Rate, and that has such other terms as are described herein.

     REMIC I Regular Interest LT-I-AP: A regular interest in REMIC I that is held as an asset of

REMIC III, that has an initial principal balance equal to the related Uncertificated Principal Balance, and that has such other terms as are described herein.

        REMIC II: The segregated pool of assets subject hereto, constituting a portion of the primary trust created hereby and to be administered hereunder, with respect to which a separate REMIC election is to be made (other than with respect to the items in clause (v) and the proceeds thereof), consisting of:

             (vi)   the Group II Mortgage Loans and the related Mortgage Files;

               (vii) all payments on and collections in respect of the Group II Mortgage Loans due after the Cut-off Date (other than Monthly Payments due in December 2001) as shall be on deposit in the Custodial Account or in the Certificate Account and identified as belonging to the Trust Fund;

               (viii)  property which secured a Group II Mortgage Loan and which
        has  been  acquired  for  the  benefit  of  the   Certificateholders  by
        foreclosure or deed in lieu of foreclosure;

               (ix) the hazard insurance policies and Primary Insurance Policy pertaining to the Group II Mortgage Loans, if any; and

               (x)    all proceeds of clauses (i) through (iv) above.

        REMIC II Regular Interest LT-II: A regular interest in REMIC II that is held as an asset of REMIC III, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated REMIC I Pass-Through Rate, and that has such other terms as are described herein.

        REMIC III: The segregated pool of assets subject hereto, constituting a portion of the primary trust created hereby and to be administered hereunder, with respect to which a separate REMIC election is to be made, consisting of the REMIC I Regular Interests and the REMIC II Regular Interests.

        REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and temporary and final regulations (or, to the extent not inconsistent with such temporary or final regulations, proposed regulations) and published rulings, notices and announcements promulgated thereunder, as the foregoing may be in effect from time to time.

        REO Acquisition: The acquisition by the Master Servicer on behalf of the Trustee for the benefit of the Certificateholders of any REO Property pursuant to Section 3.14.

        REO Disposition: As to any REO Property, a determination by the Master Servicer that it has received substantially all Insurance Proceeds, Liquidation Proceeds, REO Proceeds and other payments and recoveries (including proceeds of a final sale) which the Master Servicer expects to be finally recoverable from the sale or other disposition of the REO Property.

        REO Imputed Interest: As to any REO Property, for any period, an amount equivalent to interest (at a rate equal to the sum of the Net Mortgage Rate that would have been applicable to the related Mortgage Loan had it been outstanding) on the unpaid principal balance of the Mortgage Loan as of the date of acquisition thereof for such period.

        REO Proceeds: Proceeds, net of expenses, received in respect of any REO Property (including, without limitation, proceeds from the rental of the related Mortgaged Property) which proceeds are required to be deposited into the Custodial Account only upon the related REO Disposition.

        REO Property: A Mortgaged Property acquired by the Master Servicer through foreclosure or deed in lieu of foreclosure in connection with a defaulted Mortgage Loan.

        Repurchase Event: As defined in the Assignment Agreement.

        Request for Release: A request for release, the forms of which are attached as Exhibit G hereto, or an electronic request in a form acceptable to the Custodian.

        Required Insurance Policy: With respect to any Mortgage Loan, any insurance policy which is required to be maintained from time to time under this Agreement, the Program Guide or the related Subservicing Agreement in respect of such Mortgage Loan.

     Residential   Funding:   Residential   Funding   Corporation,   a  Delaware
corporation, in its capacity as seller of the Mortgage Loans to the Depositor and any successor thereto.

        Responsible Officer: When used with respect to the Trustee, any officer of the Corporate Trust Department of the Trustee, including any Senior Vice President, any Vice President, any Assistant Vice President, any Assistant Secretary, any Trust Officer or Assistant Trust Officer, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers to whom, with respect to a particular matter, such matter is referred.

        Seller's Agreement: An agreement for the origination and sale of Mortgage Loans generally in the form of the Seller Contract referred to or contained in the Program Guide, or in such other form as has been approved by the Master Servicer and the Depositor, each containing representations and warranties in respect of one or more Mortgage Loans consistent in all material respects with those set forth in the Program Guide.

     Senior Accelerated Distribution Percentage: The Group I Senior Accelerated Distribution

Percentage or Group II Senior Accelerated Distribution Percentage.

        Senior Certificates: Any one of the Class A or Class R Certificates.

     Senior  Interest   Distribution   Amount:   The  Group  I  Senior  Interest
Distribution Amount or Group II Senior Interest Distribution Amount.

     Senior Percentage: Either the Group I Senior Percentage or Group II Senior Percentage.

     Servicing Accounts: The account or accounts created and maintained pursuant to Section

        Servicing Advances: All customary, reasonable and necessary "out of pocket" costs and expenses incurred in connection with a default, delinquency or other unanticipated event by the Master Servicer in the performance of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of a Mortgaged Property, (ii) any enforcement or judicial proceedings, including foreclosures, including any expenses incurred in relation to any such proceedings that result from the Mortgage Loan being registered on the MERS(R) System, (iii) the management and liquidation of any REO Property and (iv) compliance with the obligations under Sections 3.01, 3.08, 3.12(a) and 3.14, including, if the Master Servicer or any Affiliate of the Master Servicer provides services such as appraisals and brokerage services that are customarily provided by Persons other than servicers of mortgage loans, reasonable compensation for such services.

        Servicing Fee: With respect to any Mortgage Loan and Distribution Date, the fee payable monthly to the Master Servicer in respect of master servicing compensation that accrues at an annual rate equal to the Servicing Fee Rate multiplied by the Stated Principal Balance of such Mortgage Loan as of the related Due Date in the related Due Period, as may be adjusted pursuant to
Section 3.16(e).

        Servicing Fee Rate: The per annum rate designated on the Mortgage Loan Schedule as the "MSTR SERV FEE," as may be adjusted with respect to successor Master Servicers as provided in Section 7.02.

        Servicing Modification: Any reduction of the interest rate on or the outstanding principal balance of a Mortgage Loan that is in default or, in the judgment of the Master Servicer, default is reasonably foreseeable pursuant to a modification of such Mortgage Loan in accordance with Section 3.07(a).

        Servicing Officer: Any officer of the Master Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and specimen signature appear on a list of servicing officers furnished to the Trustee by the Master Servicer, as such list may from time to time be amended.

        Simple Interest Loan: A Mortgage Loan pursuant to which each Monthly Payment is applied first, to interest accrued on such Mortgage Loan from the date on which the previous Monthly Payment was made to the date on which such Monthly Payment was made, and second to the principal amount outstanding.

     Standard & Poor's: Standard & Poor's, a division of The McGraw-Hill Companies, or its successor in interest.

        Startup Date: The day designated as such pursuant to Article X hereof.

        Stated Principal Balance: With respect to any Mortgage Loan or related REO Property, at any given time, (i) the Cut-off Date Principal Balance of the Mortgage Loan, minus (ii) the sum of (a) the principal portion of the Monthly Payments due with respect to such Mortgage Loan or REO Property during each Due Period ending prior to the most recent Distribution Date which were received or with respect to which an Advance was made, and (b) all Principal Prepayments with respect to such Mortgage Loan or REO Property, and all Insurance Proceeds, Liquidation Proceeds and REO Proceeds, to the extent applied by the Master Servicer as recoveries of principal in accordance with Section 3.14 with respect to such Mortgage Loan or REO Property, in each case which were distributed pursuant to Section 4.02 or 4.03 on any previous Distribution Date, and (c) any Realized Loss allocated to Certificateholders with respect thereto for any previous Distribution Date.

        Subordinate Certificate: Any one of the Class M Certificates or Class B Certificates, executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit B and Exhibit C, respectively.

        Subordinate Percentage: As of any Distribution Date, as determined separately for each Loan Group, 100% minus the related Senior Percentage as of such Distribution Date.

     Subordinate   Principal   Distribution  Amount:  The  Group  I  Subordinate
Principal Distribution Amount or Group II Subordinate Principal Distribution Amount.

     Subordination: The provisions described in Section 4.05 relating to the allocation of Realized Losses.

     Subserviced Mortgage Loan: Any Mortgage Loan that, at the time of reference thereto, is subject to a Subservicing Agreement.

        Subservicer: Any Person with whom the Master Servicer has entered into a Subservicing Agreement and who generally satisfied the requirements set forth in the Program Guide in respect of the qualification of a Subservicer as of the date of its approval as a Subservicer by the Master Servicer.

        Subservicer  Advance:  Any  delinquent   installment  of  principal  and
interest on a Mortgage Loan which is advanced by the related Subservicer (net of its Subservicing Fee) pursuant to the Subservicing Agreement.

     Subservicing Account: An account established by a Subservicer in accordance with Section 3.08.

        Subservicing Agreement: The written contract between the Master Servicer and any Subservicer relating to servicing and administration of certain Mortgage Loans as provided in Section 3.02, generally in the form of the servicer contract referred to or contained in the Program Guide or in such other form as has been approved by the Master Servicer and the Depositor.

        Subservicing Fee: As to any Mortgage Loan, the fee payable monthly to the related Subservicer (or, in the case of a Nonsubserviced Mortgage Loan, to the Master Servicer) in respect of subservicing and other compensation that accrues with respect to each Distribution Date at an annual rate designated as "SUBSERV FEE" in Exhibit F.

        Tax Returns: The federal income tax return on Internal Revenue Service Form 1066, U.S. Real Estate Mortgage Investment Conduit Income Tax Return, including Schedule Q thereto, Quarterly Notice to Residual Interest Holders of REMIC Taxable Income or Net Loss Allocation, or any successor forms, to be filed on behalf of REMIC I, REMIC II and REMIC III due to their classification as REMICs under the REMIC Provisions, together with any and all other information, reports or returns that may be required to be furnished to the Certificateholders or filed with the Internal Revenue Service or any other governmental taxing authority under any applicable provisions of federal, state or local tax laws.

     Transfer: Any direct or indirect transfer, sale, pledge, hypothecation or other form of assignment of any Ownership Interest in a Certificate.

     Transferee: Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

     Transferor: Any Person who is disposing by Transfer of any Ownership Interest in a Certificate.

        Trust Fund: Collectively, the assets of REMIC I, REMIC II and REMIC III.

        Uniform Single Attestation Program for Mortgage Bankers: The Uniform Single Attestation Program for Mortgage Bankers, as published by the Mortgage Bankers Association of America and effective with respect to fiscal periods ending on or after December 15, 1995.

        Uncertificated Accrued Interest: With respect to any REMIC I Regular Interest or REMIC II Regular Interest for any Distribution Date, except for REMIC I Regular Interest LT-I-AP, one month's interest at the related Uncertificated Pass-Through Rate for such Distribution Date, accrued on the Uncertificated Principal Balance or Uncertificated Notional Amount, as applicable, immediately prior to such Distribution Date. Uncertificated Accrued Interest for the Uncertificated Regular Interests shall accrue on the basis of a 360-day year consisting of twelve 30-day months. For purposes of calculating the amount of Uncertificated Accrued Interest for the REMIC I Regular Interests for any Distribution Date, any Prepayment Interest Shortfalls (to the extent not covered by Compensating Interest) relating to the Group I Mortgage Loans for any Distribution Date shall be allocated first to REMIC I Regular Interest LT-I and then to REMIC I Regular Interest LT-I-AV, in each case to the extent of one month's interest at the then applicable respective Uncertificated REMIC I Pass-Through Rate on the respective Uncertificated Principal Balance of each such Uncertificated REMIC I Regular Interest.

     Uncertificated   Pass-Through   Rate:   The   Uncertificated   REMIC  I  or
Uncertificated REMIC II Pass-Through Rate.

        Uncertificated Principal Balance: The principal amount of REMIC I Regular Interest LTA or REMIC I Regular Interest LTB outstanding as of any date of determination. The Uncertificated Principal Balance of each REMIC I Regular Interest shall never be less than zero.

        Uncertificated REMIC I LT-I-AV Notional Amount: With respect to each Uncertificated REMIC I LT-I-AV Regular Interest, an amount equal to the aggregate Stated Principal Balance of the related Non-Discount Mortgage Loan.

        Uncertificated   REMIC  I  Pass-Through   Rate:   With  respect  to  any
Distribution Date, a per annum rate equal to the Weighted Average Net Mortgage Rate on the Group I Mortgage Loans.

        Uncertificated   REMIC  II  Pass-Through   Rate:  With  respect  to  any
Distribution Date, a per annum rate equal to the Weighted Average Net Mortgage Rate on the Group II Mortgage Loans.

     Uncertificated Regular Interests: The REMIC I Regular Interests and REMIC II Regular Interests.

        Uninsured Cause: Any cause of damage to property subject to a Mortgage such that the complete restoration of such property is not fully reimbursable by the hazard insurance policies.

        United States Person: A citizen or resident of the United States, a corporation, partnership or other entity (treated as a corporation or partnership for United States federal income tax purposes) created or organized in, or under the laws of, the United States, any state thereof, or the District of Columbia (except in the case of a partnership, to the extent provided in Treasury regulations) provided that, for purposes solely of the restrictions on the transfer of Class R Certificates, no partnership or other entity treated as a partnership for United States federal income tax purposes shall be treated as a United States Person unless all persons that own an interest in such partnership either directly or through any entity that is not a corporation for United States federal income tax purposes are required by the applicable operative agreement to be United States Persons, or an estate that is described in Section 7701(a)(30)(D) of the Code, or a trust that is described in
Section 7701(a)(30)(E) of the Code.

        VA: The Veterans Administration, or its successor.

        Voting Rights: The portion of the voting rights of all of the Certificates which is allocated to any Certificate. 97.50% of all of the Voting Rights shall be allocated among Holders of the Class A Certificates, Class M Certificates and Class B Certificates, in proportion to the outstanding Certificate Principal Balances of their respective Certificates; 1% of all of the Voting Rights shall be allocated among the Holders of the Class AV-I Certificates; 0.50%, 0.50% and 0.50% of all of the Voting Rights shall be allocated among the Holders of the Class R-I, Class R-II and Class R-III Certificates, respectively; in each case to be allocated among the Certificates of such Class in accordance with their respective Percentage Interest.

                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS;
                        ORIGINAL ISSUANCE OF CERTIFICATES

        Section  2.01 Conveyance of Mortgage Loans.

        (a) The Depositor, concurrently with the execution and delivery hereof, does hereby assign to the Trustee without recourse all the right, title and interest of the Depositor in and to (i) the Mortgage Loans, including all interest and principal received on or with respect to the Mortgage Loans after the Cut-off Date (other than payments of principal and interest due on the Mortgage Loans in the month of December 2001); and (ii) all proceeds of the foregoing.

        (b) In connection with such assignment, and contemporaneously with the delivery of this Agreement, except as set forth in Section 2.01(c) below, the Depositor does hereby deliver to, and deposit with, the Trustee, or to and with one or more Custodians, as the duly appointed agent or agents of the Trustee for such purpose, the following documents or instruments (or copies thereof as permitted by this Section) with respect to each Mortgage Loan so assigned:

               (i) The original Mortgage Note, endorsed without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee, or with respect to any Destroyed Mortgage Note, an original lost note affidavit from the related Seller or Residential Funding stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

               (ii) The original Mortgage, noting the presence of the MIN of the Mortgage Loan and language indicating that the Mortgage Loan is a MOM Loan if the Mortgage Loan is a MOM Loan, with evidence of recording thereon or, if the original Mortgage has not yet been returned from the public recording office, a copy of the original Mortgage with evidence of recording indicated thereon;

               (iii)  Unless the  Mortgage  Loan is  registered  on the  MERS(R)
        System, the assignment (which may be included in one or more blanket assignments if permitted by applicable law) of the Mortgage to the Trustee with evidence of recording indicated thereon or a copy of such assignment with evidence of recording indicated thereon;

               (iv) The original recorded assignment or assignments of the Mortgage showing an unbroken chain of title from the originator to the Person assigning it to the Trustee (or to MERS, if the Mortgage Loan is registered on the MERS(R) System and noting the presence of a MIN) with evidence of recordation noted thereon or attached thereto, or a copy of such assignment or assignments of the Mortgage with evidence of recording indicated thereon; and

               (v) The original of each modification, assumption agreement or preferred loan agreement, if any, relating to such Mortgage Loan, or a copy of each modification, assumption agreement or preferred loan agreement;

        (c) The Depositor  may, in lieu of delivering the documents set forth in
Section 2.01(b)(iv) and (v) to the Trustee or the Custodian or Custodians, deliver such documents to the Master Servicer, and the Master Servicer shall hold such documents in trust for the use and benefit of all present and future Certificateholders until such time as is set forth below. Within thirty Business Days following the earlier of (i) the receipt of the original of all of the documents or instruments set forth in Section 2.01(b)(iv) and (v) (or copies thereof as permitted by such Section) for any Mortgage Loan and (ii) a written request by the Trustee to deliver those documents with respect to any or all of the Mortgage Loans then being held by the Master Servicer, the Master Servicer shall deliver a complete set of such documents to the Trustee or the Custodian or Custodians that are the duly appointed agent or agents of the Trustee. On the Closing Date, the Master Servicer shall certify that it has in its possession an original or copy of each of the documents referred to in Section 2.01(b)(iv) and
(v) which has been delivered to it by the Depositor.

        (d) In connection with any Mortgage Loan, if the Depositor cannot deliver the Mortgage, any assignment, modification, assumption agreement or preferred loan agreement (or copy thereof as permitted by Section 2.01(b)) with evidence of recording thereon concurrently with the execution and delivery of this Agreement because of (i) a delay caused by the public recording office where such Mortgage, assignment, modification, assumption agreement or preferred loan agreement as the case may be, has been delivered for recordation, or (ii) a delay in the receipt of certain information necessary to prepare the related assignments, the Depositor shall deliver or cause to be delivered to the Trustee or the respective Custodian a copy of such Mortgage, assignment, modification, assumption agreement or preferred loan agreement.

        The Depositor shall promptly cause to be recorded in the appropriate public office for real property records the Assignment referred to in clause(iii) of Section 2.01(b), except (a) in states where, in the opinion of counsel acceptable to the Trustee and the Master Servicer, such recording is not required to protect the Trustee's interests in the Mortgage Loan or (b) if MERS is identified on the Mortgage or on a properly recorded assignment of the Mortgage as the mortgagee of record solely as nominee for Residential Funding and its successors and assigns. If any Assignment, Form UCC-3 or Form UCC-1, as applicable, is lost or returned unrecorded to the Depositor because of any defect therein, the Depositor shall prepare a substitute Assignment, Form UCC-3 or Form UCC-1, as applicable, or cure such defect, as the case may be, and cause such Assignment to be recorded in accordance with this paragraph. The Depositor shall promptly deliver or cause to be delivered to the Trustee or the respective Custodian such Mortgage or assignment, Form UCC-3 or Form UCC-1, as applicable, (or copy thereof as permitted by Section 2.01(b)) with evidence of recording indicated thereon upon receipt thereof from the public recording office or from the related Subservicer.

     If the Depositor delivers to the Trustee or Custodian any Mortgage Note or Assignment of

Mortgage in blank, the Depositor shall, or shall cause the Custodian to, complete the endorsement of the Mortgage Note and the Assignment of Mortgage in the name of the Trustee in conjunction with the Interim Certification issued by the Custodian, as contemplated by Section 2.02.

        In connection with the assignment of any Mortgage Loan registered on the MERS(R) System, the Depositor further agrees that it will cause, at the Depositor's own expense, within 30 days after the Closing Date, the MERS(R) System to indicate that such Mortgage Loans have been assigned by the Depositor to the Trustee in accordance with this Agreement for the benefit of the Certificateholders by including (or deleting, in the case of Mortgage Loans which are repurchased in accordance with this Agreement) in such computer files
(a) the code in the field which identifies the specific Trustee and (b) the code in the field "Pool Field" which identifies the series of the Certificates issued in connection with such Mortgage Loans. The Depositor further agrees that it will not, and will not permit the Master Servicer to, and the Master Servicer agrees that it will not, alter the codes referenced in this paragraph with respect to any Mortgage Loan during the term of this Agreement unless and until such Mortgage Loan is repurchased in accordance with the terms of this Agreement.

        (e) It is intended that the conveyances by the Depositor to the Trustee of the Mortgage Loans as provided for in this Section 2.01 be construed as a sale by the Depositor to the Trustee of the Mortgage Loans for the benefit of the Certificateholders. Further, it is not intended that any such conveyance be deemed to be a pledge of the Mortgage Loans by the Depositor to the Trustee to secure a debt or other obligation of the Depositor. However, in the event that the Mortgage Loans are held to be property of the Depositor or of Residential Funding, or if for any reason this Agreement is held or deemed to create a security interest in the Mortgage Loans, then it is intended that (a) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; (b) the conveyances provided for in this Section 2.01 shall be deemed to be (1) a grant by the Depositor to the Trustee of a security interest in all of the Depositor's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to (A) the Mortgage Loans, including the related Mortgage Note, the Mortgage, any insurance policies and all other documents in the related Mortgage File, (B) all amounts payable pursuant to the Mortgage Loans in accordance with the terms thereof and (C) any and all general intangibles consisting of, arising from or relating to any of the foregoing, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts from time to time held or invested in the Certificate Account or the Custodial Account, whether in the form of cash, instruments, securities or other property and (2) an assignment by the Depositor to the Trustee of any security interest in any and all of Residential Funding's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to the property described in the foregoing clauses (1)(A), (B) and (C) granted by Residential Funding to the Depositor pursuant to the Assignment Agreement; (c) the possession by the Trustee, the Custodian or any other agent of the Trustee of Mortgage Notes or such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party," or possession by a purchaser or a person designated by such secured party, for purposes of perfecting the security interest pursuant to the Uniform Commercial Code as in effect in the States of New York and Minnesota and any other applicable jurisdiction; and (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Trustee for the purpose of perfecting such security interest under applicable law.

        The Depositor and, at the Depositor's direction, Residential Funding and the Trustee shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans and the other property described above, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. Without limiting the generality of the foregoing, the Depositor shall prepare and deliver to the Trustee not less than 15 days prior to any filing date and, the Trustee shall forward for filing, or shall cause to be forwarded for filing, at the expense of the Depositor, all filings necessary to maintain the effectiveness of any original filings necessary under the Uniform Commercial Code as in effect in any jurisdiction to perfect the Trustee's security interest in or lien on the Mortgage Loans as evidenced by an Officers' Certificate of the Depositor, including without limitation (x) continuation statements, and (y) such other statements as may be occasioned by (1) any change of name of Residential Funding, the Depositor or the Trustee (such preparation and filing shall be at the expense of the Trustee, if occasioned by a change in the Trustee's name),
(2) any change of location of the place of business or the chief executive office of Residential Funding or the Depositor or (3) any transfer of any interest of Residential Funding or the Depositor in any Mortgage Loan.

        Section  2.02 Acceptance by Trustee.
                      ---------------------

        The Trustee acknowledges receipt (or, with respect to Mortgage Loans subject to a Custodial Agreement, and based solely upon a receipt or certification executed by the Custodian, receipt by the respective Custodian as the duly appointed agent of the Trustee) of the documents referred to in Section 2.01(b)(i) through (iii) above (except that for purposes of such acknowledgment only, a Mortgage Note may be endorsed in blank and an Assignment of Mortgage may be in blank) and declares that it, or a Custodian as its agent, holds and will hold such documents and the other documents constituting a part of the Mortgage Files delivered to it, or a Custodian as its agent, in trust for the use and benefit of all present and future Certificateholders. The Trustee or Custodian (such Custodian being so obligated under a Custodial Agreement) agrees, for the benefit of Certificateholders, to review each Mortgage File delivered to it pursuant to Section 2.01(b) within 45 days after the Closing Date to ascertain that all required documents (specifically as set forth in Section 2.01(b)), have been executed and received, and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, as supplemented, that have been conveyed to it, and to deliver to the Trustee a certificate (the "Interim Certificate") to the effect that all documents required to be delivered pursuant to Section 2.01(b) above have been executed and received and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, except for any exceptions listed on Schedule A attached to such Interim Certification. Upon delivery of the Mortgage Files by the Depositor or the Master Servicer, the Trustee shall acknowledge receipt (or, with respect to Mortgage Loans subject to a Custodial Agreement, and based solely upon a receipt or certification executed by the Custodian, receipt by the respective Custodian as the duly appointed agent of the Trustee) of the documents referred to in Section 2.01(c) above. The Trustee or Custodian (such Custodian being so obligated under a Custodial
Agreement)  agrees to review  each  Mortgage  File  delivered  to it pursuant to
Section 2.01(c) within 45 days after receipt thereof to ascertain that all documents required to be delivered pursuant to such Section have been received, and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, as supplemented, that have been conveyed to it.

        If the Custodian, as the Trustee's agent, finds any document or documents constituting a part of a Mortgage File to be missing or defective, the Trustee shall promptly so notify the Master Servicer and the Depositor; provided, that if the Mortgage Loan related to such Mortgage File is listed on Schedule A of the Assignment Agreement, no notification shall be necessary. Pursuant to Section 2.3 of the Custodial Agreement, the Custodian will notify the Master Servicer, the Depositor and the Trustee of any such omission or defect found by it in respect of any Mortgage File held by it. If such omission or defect materially and adversely affects the interests in the related Mortgage Loan of the Certificateholders, the Master Servicer shall promptly notify the related Subservicer of such omission or defect and request that such Subservicer correct or cure such omission or defect within 60 days from the date the Master Servicer was notified of such omission or defect and, if such Subservicer does not correct or cure such omission or defect within such period, that such Subservicer purchase such Mortgage Loan from the Trust Fund at its Purchase Price, in either case within 90 days from the date the Master Servicer was notified of such omission or defect; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered; and provided further, that no cure, substitution or repurchase shall be required if such omission or defect is in respect of a Mortgage Loan listed on Schedule A of the Assignment Agreement. The Purchase Price for any such Mortgage Loan shall be deposited or caused to be deposited by the Master Servicer in the Custodial Account maintained by it pursuant to Section 3.07 and, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee or any Custodian, as the case may be, shall release to the Master Servicer the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment prepared by the Master Servicer, in each case without recourse, as shall be necessary to vest in the Subservicer or its designee, as the case may be, any Mortgage Loan released pursuant hereto and thereafter such Mortgage Loan shall not be part of the Trust Fund. In furtherance of the foregoing, if the Subservicer or Residential Funding that repurchases the Mortgage Loan is not a member of MERS and the Mortgage is registered on the MERS(R) System, the Master Servicer, at its own expense and without any right of reimbursement, shall cause MERS to execute and deliver an assignment of the Mortgage in recordable form to transfer the Mortgage from MERS to such Subservicer or Residential Funding and shall cause such Mortgage to be removed from registration on the MERS(R) System in accordance with MERS' rules and regulations. It is understood and agreed that the obligation of the Subservicer, to so cure or purchase any Mortgage Loan as to which a material and adverse defect in or omission of a constituent document exists shall constitute the sole remedy respecting such defect or omission available to Certificateholders or the Trustee on behalf of Certificateholders.

Section 2.03 Representations, Warranties and Covenants of the Master Servicer and the Depositor.

        (a) The Master Servicer hereby represents and warrants to the Trustee for the benefit of the Certificateholders that:

               (i) The Master Servicer is a corporation duly organized, validly existing and in good standing under the laws governing its creation and existence and is or will be in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan in accordance with the terms of this Agreement;

               (ii) The execution and delivery of this Agreement by the Master Servicer and its performance and compliance with the terms of this Agreement will not violate the Master Servicer's Certificate of Incorporation or Bylaws or constitute a material default (or an event which, with notice or lapse of time, or both, would constitute a material default) under, or result in the material breach of, any material contract, agreement or other instrument to which the Master Servicer is a party or which may be applicable to the Master Servicer or any of its assets;

               (iii) This Agreement, assuming due authorization, execution and delivery by the Trustee and the Depositor, constitutes a valid, legal and binding obligation of the Master Servicer, enforceable against it in accordance with the terms hereof subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

               (iv) The Master Servicer is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Master Servicer or its properties or might have consequences that would materially adversely affect its performance hereunder;

               (v) No litigation is pending or, to the best of the Master Servicer's knowledge, threatened against the Master Servicer which would prohibit its entering into this Agreement or performing its obligations under this Agreement;

               (vi) The Master Servicer will comply in all material respects in the performance of this Agreement with all reasonable rules and requirements of each insurer under each

        Required Insurance Policy;

               (vii) No information, certificate of an officer, statement furnished in writing or report delivered to the Depositor, any Affiliate of the Depositor or the Trustee by the Master Servicer will, to the knowledge of the Master Servicer, contain any untrue statement of a material fact or omit a material fact necessary to make the information, certificate, statement or report not misleading;

               (viii) The Master Servicer has examined each existing, and will examine each new, Subservicing Agreement and is or will be familiar with the terms thereof. The terms of each existing Subservicing Agreement and each designated Subservicer are acceptable to the Master Servicer and any new Subservicing Agreements will comply with the provisions of
        Section 3.02; and

               (ix) The Master Servicer is a member of MERS in good standing, and will comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS.

        It is understood and agreed that the representations and warranties set forth in this Section 2.03(a) shall survive delivery of the respective Mortgage Files to the Trustee or any Custodian.

        Upon discovery by either the Depositor, the Master Servicer, the Trustee or any Custodian of a breach of any representation or warranty set forth in this
Section 2.03(a) which materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement). Within 90 days of its discovery or its receipt of notice of such breach, the Master Servicer shall either (i) cure such breach in all material respects or (ii) to the extent that such breach is with respect to a Mortgage Loan or a related document, purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered. The obligation of the Master Servicer to cure such breach or to so purchase such Mortgage Loan shall constitute the sole remedy in respect of a breach of a representation and warranty set forth in this Section 2.03(a) available to the Certificateholders or the Trustee on behalf of the Certificateholders.

        (b) The Depositor hereby represents and warrants to the Trustee for the benefit of the Certificateholders that as of the Closing Date (or, if otherwise specified below, as of the date so specified):

               (i) The information set forth in Exhibit F-1 and Exhibit F-2 hereto with respect to each Mortgage Loan or the Mortgage Loans, as the case may be, is true and correct in all material respects at the respective date or dates which such information is furnished;

               (ii) Immediately prior to the conveyance of the Mortgage Loans to the Trustee, the Depositor had good title to, and was the sole owner of, each Mortgage Loan free and clear of any pledge, lien, encumbrance or security interest (other than rights to servicing and related compensation) and such conveyance validly transfers ownership of the Mortgage Loans to the Trustee free and clear of any pledge, lien, encumbrance or security interest; and

               (iii) Each Mortgage Loan  constitutes a qualified  mortgage under
        Section 860G(a)(3)(A) of the Code and Treasury Regulations Section 1.860G-2(a)(1).

        It is understood and agreed that the representations and warranties set forth in this Section 2.03(b) shall survive delivery of the respective Mortgage Files to the Trustee or any Custodian.

        Upon discovery by any of the Depositor, the Master Servicer, the Trustee or any Custodian of a breach of any of the representations and warranties set forth in this Section 2.03(b) which materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement); provided, however, that in the event of a breach of the representation and warranty set forth in Section 2.03(b)(iii), the party discovering such breach shall give such notice within five days of discovery. Within 90 days of its discovery or its receipt of notice of breach, the Depositor shall either (i) cure such breach in all material respects or (ii) purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that the Depositor shall have the option to substitute a Qualified Substitute Mortgage Loan or Loans for such Mortgage Loan if such substitution occurs within two years following the Closing Date; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure, substitution or repurchase must occur within 90 days from the date such breach was discovered. Any such substitution shall be effected by the Depositor under the same terms and conditions as provided in Section 2.04 for substitutions by Residential Funding. It is understood and agreed that the obligation of the Depositor to cure such breach or to so purchase or substitute for any Mortgage Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to the Certificateholders or the Trustee on behalf of the Certificateholders. Notwithstanding the foregoing, the Depositor shall not be required to cure breaches or purchase or substitute for Mortgage Loans as provided in this Section 2.03(b) if the substance of the breach of a representation set forth above also constitutes fraud in the origination of the Mortgage Loan.

        Section  2.04 Representations and Warranties of Residential Funding.
                      -----------------------------------------------------

        The Depositor, as assignee of Residential Funding under the Assignment Agreement, hereby assigns to the Trustee for the benefit of the Certificateholders all of its right, title and interest in respect of the Assignment Agreement applicable to a Mortgage Loan. Insofar as the Assignment Agreement relates to the representations and warranties made by Residential Funding in respect of such Mortgage Loan and any remedies provided thereunder for any breach of such representations and warranties, such right, title and interest may be enforced by the Master Servicer on behalf of the Trustee and the Certificateholders. Upon the discovery by the Depositor, the Master Servicer, the Trustee or any Custodian of a breach of any of the representations and warranties made in the Assignment Agreement in respect of any Mortgage Loan or of any Repurchase Event which materially and adversely affects the interests of the Certificateholders in such Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement). The Master Servicer shall promptly notify Residential Funding of such breach or Repurchase Event and request that Residential Funding either (i) cure such breach or Repurchase Event in all material respects within 90 days from the date the Master Servicer was notified of such breach or Repurchase Event or (ii) purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that, in the case of a breach or Repurchase Event under the Assignment Agreement, Residential Funding shall have the option to substitute a Qualified Substitute Mortgage Loan or Loans for such Mortgage Loan if such substitution occurs within two years following the Closing Date; provided that if the breach would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or substitution must occur within 90 days from the date the breach was discovered. In the event that Residential Funding elects to substitute a Qualified Substitute Mortgage Loan or Loans for a Deleted Mortgage Loan pursuant to this Section 2.04, Residential Funding shall deliver to the Trustee for the benefit of the Certificateholders with respect to such Qualified Substitute Mortgage Loan or Loans, the original Mortgage Note, the Mortgage, an Assignment of the Mortgage in recordable form, and such other documents and agreements as are required by Section 2.01, with the Mortgage Note endorsed as required by
Section 2.01. No substitution will be made in any calendar month after the Determination Date for such month. Monthly Payments due with respect to Qualified Substitute Mortgage Loans in the month of substitution shall not be part of the Trust Fund and will be retained by the Master Servicer and remitted by the Master Servicer to Residential Funding on the next succeeding Distribution Date. For the month of substitution, distributions to the Certificateholders will include the Monthly Payment due on a Deleted Mortgage Loan for such month and thereafter Residential Funding shall be entitled to retain all amounts received in respect of such Deleted Mortgage Loan. The Master Servicer shall amend or cause to be amended the Mortgage Loan Schedule, and, if the Deleted Mortgage Loan was a Discount Mortgage Loan, the Schedule of Discount Fractions, for the benefit of the Certificateholders to reflect the removal of such Deleted Mortgage Loan and the substitution of the Qualified Substitute Mortgage Loan or Loans and the Master Servicer shall deliver the amended Mortgage Loan Schedule, and, if the Deleted Mortgage Loan was a Discount Mortgage Loan, the amended Schedule of Discount Fractions, to the Trustee. Upon such substitution, the Qualified Substitute Mortgage Loan or Loans shall be subject to the terms of this Agreement and the related Subservicing Agreement in all respects, and Residential Funding shall be deemed to have made the representations and warranties with respect to the Qualified Substitute Mortgage Loan contained in Section 4 of the Assignment Agreement, as of the date of substitution, and the covenants, representations and warranties set forth in this Section 2.04, and in Section 2.03 hereof and in Section 4 of the Assignment Agreement, and the Master Servicer shall be obligated to repurchase or substitute for any Qualified Substitute Mortgage Loan as to which a Repurchase Event (as defined in the Assignment Agreement) has occurred pursuant to Section 4 of the Assignment

Agreement. In connection with the substitution of one or more Qualified Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the Master Servicer will determine the amount (if any) by which the aggregate principal balance of all such Qualified Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all such Deleted Mortgage Loans (in each case after application of the principal portion of the Monthly Payments due in the month of substitution that are to be distributed to the Certificateholders in the month of substitution). Residential Funding shall deposit the amount of such shortfall into the Custodial Account on the day of substitution, without any reimbursement therefor. Residential Funding shall give notice in writing to the Trustee of such event, which notice shall be accompanied by an Officers' Certificate as to the calculation of such shortfall and by an Opinion of Counsel to the effect that such substitution will not cause
(a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under
Section 860G(d)(1) of the Code or (b) any portion of REMIC I, REMIC II or REMIC III to fail to qualify as a REMIC at any time that any Certificate is outstanding.

        It is understood and agreed that the obligation of the Residential Funding to cure such breach or purchase (or in the case of Residential Funding to substitute for) such Mortgage Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to the Certificateholders or the Trustee on behalf of the Certificateholders. If the Master Servicer is Residential Funding, then the Trustee shall also have the right to give the notification and require the purchase or substitution provided for in the second preceding paragraph in the event of such a breach of a representation or warranty made by Residential Funding in the Assignment Agreement. In connection with the purchase of or substitution for any such Mortgage Loan by Residential Funding, the Trustee shall assign to Residential Funding all of the right, title and interest in respect of the Assignment Agreement applicable to such Mortgage Loan.

        Section       2.05  Execution  and   Authentication   of   Certificates;
                      Conveyance of Uncertificated REMIC Regular Interests.

        (a) The Trustee acknowledges the assignment to it of the Mortgage Loans and the delivery of the Mortgage Files to it, or any Custodian on its behalf, subject to any exceptions noted, together with the assignment to it of all other assets included in the Trust Fund, receipt of which is hereby acknowledged. Concurrently with such delivery and in exchange therefor, the Trustee, pursuant to the written request of the Depositor executed by an officer of the Depositor, has executed and caused to be authenticated and delivered to or upon the order of the Depositor the Certificates in authorized denominations which evidence ownership of the entire Trust Fund.

        (b) The Depositor, concurrently with the execution and delivery hereof, does hereby transfer, assign, set over and otherwise convey in trust to the Trustee without recourse all the right, title and interest of the Depositor in and to the REMIC I Regular Interests and the REMIC II Regular Interests for the benefit of the Holders of the REMIC III Regular Interests and the Holders of the Class R-III Certificates. The Trustee acknowledges receipt of the REMIC I Regular Interests and

REMIC II Regular Interests (each of which are uncertificated) and declares that it holds and will hold the same in trust for the exclusive use and benefit of the Holders of the REMIC III Regular Interests and Holders of the Class R-III Certificates. The interests evidenced by the Class R-III Certificates, together with the REMIC III Regular Interests, constitute the entire beneficial ownership interest in REMIC III.

        (c) In exchange for the REMIC I Regular Interests and the REMIC II Regular Interests and, concurrently with the assignment to the Trustee thereof, pursuant to the written request of the Depositor executed by an officer of the Depositor, the Trustee has executed, authenticated and delivered to or upon the order of the Depositor, the Regular Certificates in authorized denominations evidencing (together with the Class R-III Certificates) the entire beneficial ownership interest in REMIC III.

                                   ARTICLE III

                                 ADMINISTRATION AND SERVICING
                                OF MORTGAGE LOANS

        Section  3.01 Master Servicer to Act as Servicer.
                      ----------------------------------

        (a) The Master Servicer shall service and administer the Mortgage Loans in accordance with the terms of this Agreement and the respective Mortgage Loans, following such procedures as it would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities, and shall have full power and authority, acting alone or through Subservicers as provided in Section 3.02, to do any and all things which it may deem necessary or desirable in connection with such servicing and administration. Without limiting the generality of the foregoing, the Master Servicer in its own name or in the name of a Subservicer is hereby authorized and empowered by the Trustee when the Master Servicer or the Subservicer, as the case may be, believes it appropriate in its best judgment, to execute and deliver, on behalf of the Certificateholders and the Trustee or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, or of consent to assumption or modification in connection with a proposed conveyance, or of assignment of any Mortgage and Mortgage Note in connection with the repurchase of a Mortgage Loan and all other comparable instruments, or with respect to the modification or re-recording of a Mortgage for the purpose of correcting the Mortgage, the subordination of the lien of the Mortgage in favor of a public utility company or government agency or unit with powers of eminent domain, the taking of a deed in lieu of foreclosure, the completion of judicial or non-judicial foreclosure, the conveyance of a Mortgaged Property to the related insurer, the acquisition of any property acquired by foreclosure or deed in lieu of foreclosure, or the management, marketing and conveyance of any property acquired by foreclosure or deed in lieu of foreclosure with respect to the Mortgage Loans and with respect to the Mortgaged Properties. The Master Servicer further is authorized and empowered by the Trustee, on behalf of the Certificateholders and the Trustee, in its own name or in the name of the Subservicer, when the Master Servicer or the Subservicer, as the case may be, believes it is appropriate in its best judgment to register any Mortgage Loan on the MERS(R) System, or cause the removal from the registration of any Mortgage Loan on the MERS(R) System, to execute and deliver, on behalf of the Trustee and the Certificateholders or any of them, any and all instruments of assignment and other comparable instruments with respect to such assignment or re-recording of a Mortgage in the name of MERS, solely as nominee for the Trustee and its successors and assigns. Any expenses incurred in connection with the actions described in the preceding sentence shall be borne by the Master Servicer in accordance with Section 3.16(c), with no right of reimbursement; provided, that if, as a result of MERS discontinuing or becoming unable to continue operations in connection with the MERS System, it becomes necessary to remove any Mortgage Loan from registration on the MERS System and to arrange for the assignment of the related Mortgages to the Trustee, then any related expenses shall be reimbursable to the Master Servicer. Notwithstanding the foregoing, subject to Section 3.07(a), the Master Servicer shall not permit any modification with respect to any Mortgage Loan that would both constitute a sale or exchange of such Mortgage Loan within the meaning of Section

1001 of the Code and any proposed, temporary or final regulations promulgated thereunder (other than in connection with a proposed conveyance or assumption of such Mortgage Loan that is treated as a Principal Prepayment in Full pursuant to
Section 3.13(d) hereof) and cause any of REMIC I, REMIC II or REMIC III to fail to qualify as a REMIC under the Code. The Trustee shall furnish the Master Servicer with any powers of attorney and other documents necessary or appropriate to enable the Master Servicer to service and administer the Mortgage Loans. The Trustee shall not be liable for any action taken by the Master Servicer or any Subservicer pursuant to such powers of attorney. In servicing and administering any Nonsubserviced Mortgage Loan, the Master Servicer shall, to the extent not inconsistent with this Agreement, comply with the Program Guide as if it were the originator of such Mortgage Loan and had retained the servicing rights and obligations in respect thereof. In connection with servicing and administering the Mortgage Loans, the Master Servicer and any Affiliate of the Master Servicer (i) may perform services such as appraisals and brokerage services that are customarily provided by Persons other than servicers of mortgage loans, and shall be entitled to reasonable compensation therefor in accordance with Section 3.10 and (ii) may, at its own discretion and on behalf of the Trustee, obtain credit information in the form of a "credit score" from a credit repository.

        (b) All costs incurred by the Master Servicer or by Subservicers in effecting the timely payment of taxes and assessments on the properties subject to the Mortgage Loans shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the amount owing under the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loan so permit, and such costs shall be recoverable to the extent permitted by Section 3.10(a)(ii).

        (c) The Master Servicer may enter into one or more agreements in connection with the offering of pass-through certificates evidencing interests in one or more of the Certificates providing for the payment by the Master Servicer of amounts received by the Master Servicer as servicing compensation hereunder and required to cover certain Prepayment Interest Shortfalls on the Mortgage Loans, which payment obligation will thereafter be an obligation of the Master Servicer hereunder.

        Section 3.02 Subservicing Agreements Between Master Servicer and Subservicers; Enforcement of Subservicers' Obligations; Special Servicing.

        (a) The Master Servicer may continue in effect Subservicing Agreements entered into by Residential Funding and Subservicers prior to the execution and delivery of this Agreement, and may enter into new Subservicing Agreements with Subservicers, for the servicing and administration of all or some of the Mortgage Loans. Each Subservicer shall be either (i) an institution the accounts of which are insured by the FDIC or (ii) another entity that engages in the business of originating or servicing mortgage loans, and in either case shall be authorized to transact business in the state or states in which the related Mortgaged Properties it is to service are situated, if and to the extent required by applicable law to enable the Subservicer to perform its obligations hereunder and under the Subservicing Agreement, and in either case shall be a Freddie Mac, Fannie Mae or HUD approved mortgage servicer. In addition, any Subservicer of a Mortgage Loan insured by the FHA must be an FHA-approved servicer, and any Subservicer of a Mortgage Loan guaranteed by the VA must be a VA-approved servicer. Each Subservicer of a Mortgage Loan shall be entitled to receive and retain, as provided in the related Subservicing Agreement and in Section 3.07, the related Subservicing Fee from payments of interest received on such Mortgage Loan after payment of all amounts required to be remitted to the Master Servicer in respect of such Mortgage Loan. For any Mortgage Loan that is a Nonsubserviced Mortgage Loan, the Master Servicer shall be entitled to receive and retain an amount equal to the Subservicing Fee from payments of interest. Unless the context otherwise requires, references in this Agreement to actions taken or to be taken by the Master Servicer in servicing the Mortgage Loans include actions taken or to be taken by a Subservicer on behalf of the Master Servicer. Each Subservicing Agreement will be upon such terms and conditions as are generally required by, permitted by or consistent with the Program Guide and are not inconsistent with this Agreement and as the Master Servicer and the Subservicer have agreed. With the approval of the Master Servicer, a Subservicer may delegate its servicing obligations to third-party servicers, but such Subservicer will remain obligated under the related Subservicing Agreement. The Master Servicer and a Subservicer may enter into amendments thereto or a different form of Subservicing Agreement, and the form referred to or included in the Program Guide is merely provided for information and shall not be deemed to limit in any respect the discretion of the Master Servicer to modify or enter into different Subservicing Agreements; provided, however, that any such amendments or different forms shall be consistent with and not violate the provisions of either this Agreement or the Program Guide in a manner which would materially and adversely affect the interests of the Certificateholders.

        (b) As part of its servicing activities hereunder, the Master Servicer, for the benefit of the Trustee and the Certificateholders, shall use its best reasonable efforts to enforce the obligations of each Subservicer under the related Subservicing Agreement, to the extent that the non-performance of any such obligation would have a material and adverse effect on a Mortgage Loan, including, without limitation, the obligation to purchase a Mortgage Loan on account of defective documentation, as described in Section 2.02, or on account of a breach of a representation or warranty, as described in Section 2.04. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Subservicing Agreements, as appropriate, and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities. The Master Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loan or (ii) from a specific recovery of costs, expenses or attorneys fees against the party against whom such enforcement is directed.

        Section  3.03 Successor Subservicers.
                      ----------------------

        The Master Servicer shall be entitled to terminate any Subservicing Agreement that may exist in accordance with the terms and conditions of such Subservicing Agreement and without any limitation by virtue of this Agreement; provided, however, that in the event of termination of any Subservicing Agreement by the Master Servicer or the Subservicer, the Master Servicer shall either act as servicer of the related Mortgage Loan or enter into a Subservicing Agreement with a successor Subservicer which will be bound by the terms of the related Subservicing Agreement. If the Master Servicer or any Affiliate of Residential Funding acts as servicer, it will not assume liability for the representations and warranties of the Subservicer which it replaces. If the Master Servicer enters into a Subservicing Agreement with a successor
Subservicer, the Master Servicer shall use reasonable efforts to have the successor Subservicer assume liability for the representations and warranties made by the terminated Subservicer in respect of the related Mortgage Loans and, in the event of any such assumption by the successor Subservicer, the Master Servicer may, in the exercise of its business judgment, release the terminated Subservicer from liability for such representations and warranties.

        Section  3.04 Liability of the Master Servicer.
                      --------------------------------

        Notwithstanding any Subservicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Master Servicer or a Subservicer or reference to actions taken through a Subservicer or otherwise, the Master Servicer shall remain obligated and liable to the Trustee and Certificateholders for the servicing and administering of the Mortgage Loans in accordance with the provisions of Section 3.01 without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from the Subservicer or the Depositor and to the same extent and under the same terms and conditions as if the Master Servicer alone were servicing and administering the Mortgage Loans. The Master Servicer shall be entitled to enter into any agreement with a Subservicer for indemnification of the Master Servicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

Section 3.05 No Contractual Relationship Between Subservicer and Trustee or Certificateholders.

        Any Subservicing Agreement that may be entered into and any other transactions or services relating to the Mortgage Loans involving a Subservicer in its capacity as such and not as an originator shall be deemed to be between the Subservicer and the Master Servicer alone and the Trustee and Certificateholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Subservicer in its capacity as such except as set forth in Section 3.06. The foregoing provision shall not in any way limit a Subservicer's obligation to cure an omission or defect or to repurchase a Mortgage Loan as referred to in Section
2.02 hereof.

Section 3.06 Assumption or Termination of Subservicing Agreements by Trustee.

        (a) In the event the Master Servicer shall for any reason no longer be the master servicer (including by reason of an Event of Default), the Trustee, its designee or its successor shall thereupon assume all of the rights and obligations of the Master Servicer under each Subservicing Agreement that may have been entered into. The Trustee, its designee or the successor servicer for the Trustee shall be deemed to have assumed all of the Master Servicer's interest therein and to have replaced the Master Servicer as a party to the Subservicing Agreement to the same extent as if the Subservicing Agreement had been assigned to the assuming party except that the Master Servicer shall not thereby be relieved of any liability or obligations under the Subservicing Agreement.

        (b) The Master Servicer shall, upon request of the Trustee but at the expense of the Master Servicer, deliver to the assuming party all documents and records relating to each Subservicing Agreement and the Mortgage Loans then being serviced and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of each Subservicing Agreement to the assuming party.

Section 3.07 Collection of Certain Mortgage Loan Payments; Deposits to Custodial Account.

        (a) The Master Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any related Primary Insurance Policy, follow such collection procedures as it would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities. Consistent with the foregoing, the Master Servicer may in its discretion (i) waive any late payment charge or any prepayment charge or penalty interest in connection with the prepayment of a Mortgage Loan and (ii) extend the Due Date for payments due on a Mortgage Loan in accordance with the Program Guide, provided, however, that the Master Servicer shall first determine that any such waiver or extension will not impair the coverage of any related Primary
Insurance Policy or materially adversely affect the lien of the related Mortgage. In the event of any such arrangement, the Master Servicer shall make timely advances on the related Mortgage Loan during the scheduled period in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangements unless otherwise agreed to by the Holders of the Classes of Certificates affected thereby; provided, however, that no such extension shall be made if any advance would be a Nonrecoverable Advance. Consistent with the terms of this Agreement, the Master Servicer may also waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Master Servicer's determination such waiver, modification, postponement or indulgence is not materially adverse to the interests of the Certificateholders (taking into account any estimated Realized Loss that might result absent such action), provided, however, that the Master Servicer may not modify materially or permit any Subservicer to modify any Mortgage Loan, including without limitation any modification that would change the Mortgage Rate, forgive the payment of any principal or interest

(unless in connection with the liquidation of the related Mortgage Loan or except in connection with prepayments to the extent that such reamortization is not inconsistent with the terms of the Mortgage Loan), or extend the final maturity date of such Mortgage Loan, unless such Mortgage Loan is in default or, in the judgment of the Master Servicer, such default is reasonably foreseeable. In connection with any Curtailment of a Mortgage Loan, the Master Servicer, to the extent not inconsistent with the terms of the Mortgage Note and local law and practice, may permit the Mortgage Loan to be re-amortized such that the Monthly Payment is recalculated as an amount that will fully amortize the remaining Stated Principal Balance thereof by the original Maturity Date based on the original Mortgage Rate; provided, that such reamortization shall not be permitted if it would constitute a reissuance of the Mortgage Loan for federal income tax purposes.

               (i) The Master Servicer shall establish and maintain a Custodial Account in which the Master Servicer shall deposit or cause to be deposited on a daily basis, except as otherwise specifically provided herein, the following payments and collections remitted by Subservicers or received by it in respect of the Mortgage Loans subsequent to the Cut-off Date (other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date):

               (ii) All payments on account of principal, including Principal Prepayments made by Mortgagors on the Mortgage Loans and the principal component of any Subservicer Advance or of any REO Proceeds received in connection with an REO Property for which an REO Disposition has occurred;

               (iii) All payments on account of interest at the Adjusted Mortgage Rate on the Mortgage Loans, including the interest component of any Subservicer Advance or of any REO Proceeds received in connection with an REO Property for which an REO Disposition has occurred;

               (iv) Insurance Proceeds and Liquidation Proceeds (net of any related expenses of the Subservicer);

               (v) All  proceeds of any  Mortgage  Loans  purchased  pursuant to
        Section 2.02, 2.03, 2.04 or 4.07 and all amounts required to be deposited in connection with the substitution of a Qualified Substitute Mortgage Loan pursuant to Section 2.03 or 2.04; and

               (vi) Any amounts required to be deposited pursuant to Section 3.07(c) or 3.21.

        The foregoing requirements for deposit in the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments on the Mortgage Loans which are not part of the Trust Fund (consisting of payments in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date) and payments or collections in the nature of prepayment charges or late payment charges or assumption fees may but need not be deposited by the Master Servicer in the Custodial Account. In the event any amount not required to be deposited in the Custodial Account is so deposited, the Master Servicer may at any time withdraw such amount from the Custodial Account, any provision herein to the contrary notwithstanding. The Custodial Account may contain funds that belong to one or more trust funds created for mortgage pass-through certificates of other series and may contain other funds respecting payments on mortgage loans belonging to the Master Servicer or serviced or master serviced by it on behalf of others. Notwithstanding such commingling of funds, the Master Servicer shall keep records that accurately reflect the funds on deposit in the Custodial Account that have been identified by it as being attributable to the Mortgage Loans.

        (b) With respect to Insurance Proceeds, Liquidation Proceeds, REO Proceeds and the proceeds of the purchase of any Mortgage Loan pursuant to Sections 2.02, 2.03, 2.04 and 4.07 received in any calendar month, the Master Servicer may elect to treat such amounts as included in the Group I and Group II Available Distribution Amount for the Distribution Date in the month of receipt, but is not obligated to do so. If the Master Servicer so elects, such amounts will be deemed to have been received (and any related Realized Loss shall be deemed to have occurred) on the last day of the month prior to the receipt thereof.

        (c) The Master Servicer shall use its best efforts to cause the institution maintaining the Custodial Account to invest the funds in the Custodial Account attributable to the Mortgage Loans in Permitted Investments which shall mature not later than the Certificate Account Deposit Date next following the date of such investment (with the exception of the Amount Held for Future Distribution) and which shall not be sold or disposed of prior to their maturities. All income and gain realized from any such investment shall be for the benefit of the Master Servicer as additional servicing compensation and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments attributable to the investment of amounts in respect of the Mortgage Loans shall be deposited in the Custodial Account by the Master Servicer out of its own funds immediately as realized.

        (d) The Master Servicer shall give notice to the Trustee and the Depositor of any change in the location of the Custodial Account and the location of the Certificate Account prior to the use thereof.

        Section  3.08 Subservicing Accounts; Servicing Accounts.
                      -----------------------------------------

        (a) In those cases where a Subservicer is servicing a Mortgage Loan pursuant to a Subservicing Agreement, the Master Servicer shall cause the Subservicer, pursuant to the Subservicing Agreement, to establish and maintain one or more Subservicing Accounts which shall be an Eligible Account or, if such account is not an Eligible Account, shall generally satisfy the requirements of the Program Guide and be otherwise acceptable to the Master Servicer and each Rating Agency. The Subservicer will be required thereby to deposit into the Subservicing Account on a daily basis all proceeds of Mortgage Loans received by the Subservicer, less its Subservicing Fees and unreimbursed advances and expenses, to the extent permitted by the Subservicing Agreement. If the Subservicing Account is not an Eligible Account, the Master Servicer shall be deemed to have received such monies upon receipt thereof by the Subservicer. The Subservicer shall not be required to deposit in the Subservicing Account payments or collections in the nature of prepayment charges or late charges or assumption fees. On or before the date specified in the Program Guide, but in no event later than the Determination Date, the Master Servicer shall cause the Subservicer, pursuant to the Subservicing Agreement, to remit to the Master Servicer for deposit in the Custodial Account all funds held in the Subservicing Account with respect to each Mortgage Loan serviced by such Subservicer that are required to be remitted to the Master Servicer. The Subservicer will also be required, pursuant to the Subservicing Agreement, to advance on such scheduled date of remittance amounts equal to any scheduled monthly installments of principal and interest less its Subservicing Fees on any Mortgage Loans for which payment was not received by the Subservicer. This obligation to advance with respect to each Mortgage Loan will continue up to and including the first of the month following the date on which the related Mortgaged Property is sold at a foreclosure sale or is acquired by the Trust Fund by deed in lieu of foreclosure or otherwise. All such advances received by the Master Servicer shall be deposited promptly by it in the Custodial Account.

        (b) The Subservicer may also be required, pursuant to the Subservicing Agreement, to remit to the Master Servicer for deposit in the Custodial Account interest at the Adjusted Mortgage Rate (or Modified Net Mortgage Rate plus the rate per annum at which the Servicing Fee, if any, accrues in the case of a Modified Mortgage Loan) on any Curtailment received by such Subservicer in respect of a Mortgage Loan from the related Mortgagor during any month that is to be applied by the Subservicer to reduce the unpaid principal balance of the related Mortgage Loan as of the first day of such month, from the date of application of such Curtailment to the first day of the following month. Any amounts paid by a Subservicer pursuant to the preceding sentence shall be for the benefit of the Master Servicer as additional servicing compensation and shall be subject to its withdrawal or order from time to time pursuant to Sections 3.10(a)(iv) and (v).

        (c) In addition to the Custodial Account and the Certificate Account, the Master Servicer shall for any Nonsubserviced Mortgage Loan, and shall cause the Subservicers for Subserviced Mortgage Loans to, establish and maintain one or more Servicing Accounts and deposit and retain therein all collections from the Mortgagors (or advances from Subservicers) for the payment of taxes, assessments, hazard insurance premiums, Primary Insurance Policy premiums, if applicable, or comparable items for the account of the Mortgagors. Each Servicing Account shall satisfy the requirements for a Subservicing Account and, to the extent permitted by the Program Guide or as is otherwise acceptable to the Master Servicer, may also function as a Subservicing Account. Withdrawals of amounts related to the Mortgage Loans from the Servicing Accounts may be made only to effect timely payment of taxes, assessments, hazard insurance premiums, Primary Insurance Policy premiums, if applicable, or comparable items, to reimburse the Master Servicer or Subservicer out of related collections for any payments made pursuant to Sections 3.11 (with respect to the Primary Insurance Policy) and 3.12(a) (with respect to hazard insurance), to refund to any Mortgagors any sums as may be determined to be overages, to pay interest, if required, to Mortgagors on balances in the Servicing Account or to clear and terminate the Servicing Account at the termination of this Agreement in accordance with Section 9.01 or in accordance with the

Program Guide. As part of its servicing duties, the Master Servicer shall, and the Subservicers will, pursuant to the Subservicing Agreements, be required to pay to the Mortgagors interest on funds in this account to the extent required by law.

        (d) The Master Servicer shall advance the payments referred to in the preceding subsection that are not timely paid by the Mortgagors or advanced by the Subservicers on the date when the tax, premium or other cost for which such payment is intended is due, but the Master Servicer shall be required so to advance only to the extent that such advances, in the good faith judgment of the Master Servicer, will be recoverable by the Master Servicer out of Insurance Proceeds, Liquidation Proceeds or otherwise.

Section 3.09 Access to Certain Documentation and Information Regarding the Mortgage Loans.

        In the event that compliance with this Section 3.09 shall make any Class of Certificates legal for investment by federally insured savings and loan associations, the Master Servicer shall provide, or cause the Subservicers to provide, to the Trustee, the Office of Thrift Supervision or the FDIC and the supervisory agents and examiners thereof access to the documentation regarding the Mortgage Loans required by applicable regulations of the Office of Thrift Supervision, such access being afforded without charge but only upon reasonable request and during normal business hours at the offices designated by the Master Servicer. The Master Servicer shall permit such representatives to photocopy any such documentation and shall provide equipment for that purpose at a charge reasonably approximating the cost of such photocopying to the Master Servicer.

        Section  3.10 Permitted Withdrawals from the Custodial Account.
                      ------------------------------------------------

        (a) The Master Servicer may, from time to time as provided herein, make withdrawals from the Custodial Account of amounts on deposit therein pursuant to
Section 3.07 that are attributable to the Mortgage Loans for the following purposes:

               (i) to make deposits into the Certificate Account in the amounts and in the manner provided for in Section 4.01;

               (ii) to reimburse itself or the related Subservicer for previously unreimbursed advances or expenses made pursuant to Sections 3.01, 3.08, 3.12(a), 3.14 and 4.04 or otherwise reimbursable pursuant to the terms of this Agreement, such withdrawal right being limited to amounts received on particular Mortgage Loans (including, for this purpose, REO Proceeds, Insurance Proceeds, Liquidation Proceeds and proceeds from the purchase of a Mortgage Loan pursuant to Section 2.02, 2.03, 2.04 or 4.07) which represent (A) Late Collections of Monthly Payments for which any such advance was made in the case of Subservicer Advances or Advances pursuant to Section 4.04 and (B) late recoveries of the payments for which such advances were made in the case of Servicing Advances;

               (iii) to pay to itself or the related Subservicer (if not previously retained by such Subservicer) out of each payment received by the Master Servicer on account of interest on a Mortgage Loan as contemplated by Sections 3.14 and 3.16, an amount equal to that remaining portion of any such payment as to interest (but not in excess of the Servicing Fee and the Subservicing Fee, if not previously retained) which, when deducted, will result in the remaining amount of such interest being interest at a rate per annum equal to the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) on the amount specified in the amortization schedule of the related Mortgage Loan as the principal balance thereof at the beginning of the period respecting which such interest was paid after giving effect to any previous Curtailments;

               (iv) to pay to itself as additional servicing compensation any interest or investment income earned on funds deposited in the Custodial Account that it is entitled to withdraw pursuant to Section 3.07(c);

               (v) to pay to itself as additional servicing compensation any Foreclosure Profits, and any amounts remitted by Subservicers as interest in respect of Curtailments pursuant to Section 3.08(b);

               (vi) to pay to itself, a Subservicer, Residential Funding, the Depositor or any other appropriate Person, as the case may be, with respect to each Mortgage Loan or property acquired in respect thereof that has been purchased or otherwise transferred pursuant to Section 2.02, 2.03, 2.04, 4.07 or 9.01, all amounts received thereon and not required to be distributed to Certificateholders as of the date on which the related Stated Principal Balance or Purchase Price is determined;

               (vii) to reimburse itself or the related Subservicer for any Nonrecoverable Advance or Advances in the manner and to the extent provided in subsection (c) below, any Advance made in connection with a modification of a Mortgage Loan that is in default or, in the judgment of the Master Servicer, default is reasonably foreseeable pursuant to
        Section 3.07(a), to the extent the amount of the Advance has been added to the outstanding principal balance of the Mortgage Loan;

               (viii) to reimburse itself or the Depositor for expenses incurred by and reimbursable to it or the Depositor pursuant to Section 3.14(c), 6.03, 10.01 or otherwise;

               (ix) to reimburse itself for amounts expended by it (a) pursuant to Section 3.14 in good faith in connection with the restoration of property damaged by an Uninsured Cause, and (b) in connection with the liquidation of a Mortgage Loan or disposition of an REO Property to the extent not otherwise reimbursed pursuant to clause (ii) or (viii) above; and

               (x) to withdraw any amount deposited in the Custodial Account that was not required to be deposited therein pursuant to Section 3.07, including any payoff fees or penalties or any other additional amounts payable to the Master Servicer or Subservicer pursuant to the terms of the Mortgage Note.

        (b) Since,  in  connection  with  withdrawals  pursuant to clauses (ii),
(iii), (v) and (vi), the Master Servicer's entitlement thereto is limited to collections or other recoveries on the related Mortgage Loan, the Master Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Custodial Account pursuant to such clauses.

        (c) The Master Servicer shall be entitled to reimburse itself or the related Subservicer for any Advance or Subservicer Advance made in respect of a Mortgage Loan that the Master Servicer determines to be a Nonrecoverable Advance by withdrawal from the Custodial Account of amounts on deposit therein attributable to the Mortgage Loans on any Certificate Account Deposit Date succeeding the date of such determination. Such right of reimbursement in respect of a Nonrecoverable Advance on any such Certificate Account Deposit Date shall be limited to an amount not exceeding the portion of such Advance or Subservicer Advance previously paid to Certificateholders (and not theretofore reimbursed to the Master Servicer or the related Subservicer).

        Section  3.11 Maintenance of Primary Insurance Coverage.
                      -----------------------------------------

        (a) The Master Servicer shall not take, or permit any Subservicer to take, any action which would result in noncoverage under any applicable Primary Insurance Policy of any loss which, but for the actions of the Master Servicer or Subservicer, would have been covered thereunder. To the extent coverage is available, the Master Servicer shall keep or cause to be kept in full force and effect each such Primary Insurance Policy until the principal balance of the related Mortgage Loan secured by a Mortgaged Property is reduced to 80% or less of the Appraised Value at origination in the case of such a Mortgage Loan having a Loan-to-Value Ratio at origination in excess of 80%, provided that such Primary Insurance Policy was in place as of the Cut-off Date and the Master Servicer had knowledge of such Primary Insurance Policy. The Master Servicer shall not cancel or refuse to renew any such Primary Insurance Policy applicable to a Nonsubserviced Mortgage Loan, or consent to any Subservicer canceling or refusing to renew any such Primary Insurance Policy applicable to a Mortgage Loan subserviced by it, that is in effect at the date of the initial issuance of the Certificates and is required to be kept in force hereunder unless the replacement Primary Insurance Policy for such canceled or non-renewed policy is maintained with an insurer whose claims-paying ability is acceptable to each Rating Agency for mortgage pass-through certificates having a rating equal to or better than the lower of the then-current rating or the rating assigned to the Certificates as of the Closing Date by such Rating Agency.

        (b) In connection with its activities as administrator and servicer of the Mortgage Loans, the Master Servicer agrees to present or to cause the related Subservicer to present, on behalf of the Master Servicer, the Subservicer, if any, the Trustee and Certificateholders, claims to the insurer under any Primary Insurance Policies, in a timely manner in accordance with such policies, and, in this regard, to take or cause to be taken such reasonable action as shall be necessary to permit recovery under any Primary Insurance Policies respecting defaulted Mortgage Loans. Pursuant to Section 3.07, any Insurance Proceeds collected by or remitted to the Master Servicer under any Primary Insurance Policies shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 3.10.

               Section 3.12 Maintenance of Fire Insurance and Omissions and Fidelity Coverage.

        (a) The Master Servicer shall cause to be maintained for each Mortgage Loan fire insurance with extended coverage in an amount which is equal to the lesser of the principal balance owing on such Mortgage Loan (together with the principal balance of any mortgage loan secured by a lien that is senior to the Mortgage Loan) or 100 percent of the insurable value of the improvements; provided, however, that such coverage may not be less than the minimum amount required to fully compensate for any loss or damage on a replacement cost basis. To the extent it may do so without breaching the related Subservicing Agreement, the Master Servicer shall replace any Subservicer that does not cause such insurance, to the extent it is available, to be maintained. The Master Servicer shall also cause to be maintained on property acquired upon foreclosure, or deed in lieu of foreclosure, of any Mortgage Loan, fire insurance with extended coverage in an amount which is at least equal to the amount necessary to avoid the application of any co-insurance clause contained in the related hazard insurance policy. Pursuant to Section 3.07, any amounts collected by the Master Servicer under any such policies (other than amounts to be applied to the restoration or repair of the related Mortgaged Property or property thus acquired or amounts released to the Mortgagor in accordance with the Master Servicer's normal servicing procedures) shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 3.10. Any cost incurred by the Master Servicer in maintaining any such insurance shall not, for the purpose of calculating monthly distributions to Certificateholders, be added to the amount owing under the Mortgage Loan, notwithstanding that the terms of the Mortgage Loan so permit. Such costs shall be recoverable by the Master Servicer out of related late payments by the Mortgagor or out of Insurance Proceeds and Liquidation Proceeds to the extent permitted by Section 3.10. It is understood and agreed that no earthquake or other additional insurance is to be required of any Mortgagor or maintained on property acquired in respect of a Mortgage Loan other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. Whenever the improvements securing a Mortgage Loan are located at the time of origination of such Mortgage Loan in a federally designated special flood hazard area, the Master Servicer shall cause flood insurance (to the extent available) to be maintained in respect thereof. Such flood insurance shall be in an amount equal to the lesser of (i) the amount required to compensate for any loss or damage to the Mortgaged Property on a replacement cost basis and (ii) the maximum amount of such insurance available for the related Mortgaged Property under the national flood insurance program (assuming that the area in which such Mortgaged Property is located is participating in such program).

        In the event that the Master Servicer shall obtain and maintain a blanket fire insurance policy with extended coverage insuring against hazard losses on all of the Mortgage Loans, it shall conclusively be deemed to have satisfied its obligations as set forth in the first sentence of this Section 3.12(a), it being understood and agreed that such policy may contain a deductible clause, in which case the Master Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with the first sentence of this Section 3.12(a) and there shall have been a loss which would have been covered by such policy, deposit in the Certificate Account the amount not otherwise payable under the blanket policy because of such deductible clause. Any such deposit by the Master Servicer shall be made on the Certificate Account Deposit Date next preceding the Distribution Date which occurs in the month following the month in which payments under any such policy would have been deposited in the Custodial Account. In connection with its activities as administrator and servicer of the Mortgage Loans, the Master Servicer agrees to present, on behalf of itself, the Trustee and Certificateholders, claims under any such blanket policy.

        (b) The Master Servicer shall obtain and maintain at its own expense and keep in full force and effect throughout the term of this Agreement a blanket fidelity bond and an errors and omissions insurance policy covering the Master Servicer's officers and employees and other persons acting on behalf of the Master Servicer in connection with its activities under this Agreement. The amount of coverage shall be at least equal to the coverage that would be required by Fannie Mae or Freddie Mac, whichever is greater, with respect to the Master Servicer if the Master Servicer were servicing and administering the Mortgage Loans for Fannie Mae or Freddie Mac. In the event that any such bond or policy ceases to be in effect, the Master Servicer shall obtain a comparable replacement bond or policy from an issuer or insurer, as the case may be, meeting the requirements, if any, of the Program Guide and acceptable to the Depositor. Coverage of the Master Servicer under a policy or bond obtained by an Affiliate of the Master Servicer and providing the coverage required by this
Section 3.12(b) shall satisfy the requirements of this Section 3.12(b).

Section 3.13 Enforcement of Due-on-Sale Clauses; Assumption and Modification Agreements; Certain Assignments.

        (a) When any Mortgaged Property is conveyed by the Mortgagor, the Master Servicer or Subservicer, to the extent it has knowledge of such conveyance, shall enforce any due-on-sale clause contained in any Mortgage Note or Mortgage, to the extent permitted under applicable law and governmental regulations, but only to the extent that such enforcement will not adversely affect or jeopardize coverage under any Required Insurance Policy. Notwithstanding the foregoing:

               (i) the Master Servicer shall not be deemed to be in default under this Section 3.13(a) by reason of any transfer or assumption which the Master Servicer is restricted by law from preventing; and

               (ii) if the Master Servicer determines that it is reasonably likely that any Mortgagor will bring, or if any Mortgagor does bring, legal action to declare invalid or otherwise avoid enforcement of a due-on-sale clause contained in any Mortgage Note or Mortgage, the Master Servicer shall not be required to enforce the due-on-sale clause or to contest such action.

        (b) Subject to the Master Servicer's duty to enforce any due-on-sale clause to the extent set forth in Section 3.13(a), in any case in which a Mortgaged Property is to be conveyed to a Person by a Mortgagor, and such Person is to enter into an assumption or modification agreement or supplement to the Mortgage Note or Mortgage which requires the signature of the Trustee, or if an instrument of release signed by the Trustee is required releasing the Mortgagor from liability on the Mortgage Loan, the Master Servicer is authorized, subject to the requirements of the sentence next following, to execute and deliver, on behalf of the Trustee, the assumption agreement with the Person to whom the
Mortgaged Property is to be conveyed and such modification agreement or supplement to the Mortgage Note or Mortgage or other instruments as are reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise to comply with any applicable laws regarding assumptions or the transfer of the Mortgaged Property to such Person; provided, however, none of such terms and requirements shall both constitute a "significant modification" effecting an exchange or reissuance of such Mortgage Loan under the Code (or final, temporary or proposed Treasury regulations promulgated thereunder) and cause any of REMIC I, REMIC II or REMIC III to fail to qualify as REMICs under the Code or the imposition of any tax on "prohibited transactions" or "contributions" after the startup date under the REMIC Provisions. The Master
Servicer shall execute and deliver such documents only if it reasonably determines that (i) its execution and delivery thereof will not conflict with or violate any terms of this Agreement or cause the unpaid balance and interest on the Mortgage Loan to be uncollectible in whole or in part, (ii) any required consents of insurers under any Required Insurance Policies have been obtained and (iii) subsequent to the closing of the transaction involving the assumption or transfer (A) the Mortgage Loan will continue to be secured by a first mortgage lien (or junior lien of the same priority in relation to any senior mortgage loan, with respect to any Mortgage Loan secured by a junior Mortgage) pursuant to the terms of the Mortgage, (B) such transaction will not adversely affect the coverage under any Required Insurance Policies, (C) the Mortgage Loan will fully amortize over the remaining term thereof, (D) no material term of the Mortgage Loan (including the interest rate on the Mortgage Loan) will be altered nor will the term of the Mortgage Loan be changed and (E) if the seller/transferor of the Mortgaged Property is to be released from liability on the Mortgage Loan, the buyer/transferee of the Mortgaged Property would be qualified to assume the Mortgage Loan based on generally comparable credit quality and such release will not (based on the Master Servicer's or Subservicer's good faith determination) adversely affect the collectability of the Mortgage Loan. Upon receipt of appropriate instructions from the Master Servicer in accordance with the foregoing, the Trustee shall execute any necessary instruments for such assumption or substitution of liability as directed by the Master Servicer. Upon the closing of the transactions contemplated by such documents, the Master Servicer shall cause the originals or true and correct copies of the assumption agreement, the release (if any), or the modification or supplement to the Mortgage Note or Mortgage to be delivered to the Trustee or the Custodian and deposited with the Mortgage File for such Mortgage Loan. Any fee collected by the Master Servicer or such related
Subservicer for entering into an assumption or substitution of liability agreement will be retained by the Master Servicer or such Subservicer as additional servicing compensation.

        (c) The Master Servicer or the related Subservicer, as the case may be, shall be entitled to approve a request from a Mortgagor for a partial release of the related Mortgaged Property, the granting of an easement thereon in favor of another Person, any alteration or demolition of the related Mortgaged Property or other similar matters if it has determined, exercising its good faith business judgment in the same manner as it would if it were the owner of the related Mortgage Loan, that the security for, and the timely and full collectability of, such Mortgage Loan would not be adversely affected thereby and that each of REMIC I, REMIC II or REMIC III would continue to qualify as a REMIC under the Code as a result thereof and that no tax on "prohibited transactions" or "contributions" after the startup day would be imposed on any of REMIC I, REMIC II or REMIC III as a result thereof. Any fee collected by the Master Servicer or the related Subservicer for processing such a request will be retained by the Master Servicer or such Subservicer as additional servicing compensation.

        (d) Subject to any other applicable terms and conditions of this Agreement, the Trustee and Master Servicer shall be entitled to approve an assignment in lieu of satisfaction with respect to any Mortgage Loan, provided the obligee with respect to such Mortgage Loan following such proposed assignment provides the Trustee and Master Servicer with a "Lender Certification for Assignment of Mortgage Loan" in the form attached hereto as Exhibit M, in form and substance satisfactory to the Trustee and Master Servicer, providing the following: (i) that the Mortgage Loan is secured by Mortgaged Property located in a jurisdiction in which an assignment in lieu of satisfaction is required to preserve lien priority, minimize or avoid mortgage recording taxes or otherwise comply with, or facilitate a refinancing under, the laws of such jurisdiction; (ii) that the substance of the assignment is, and is intended to be, a refinancing of such Mortgage Loan and that the form of the transaction is solely to comply with, or facilitate the transaction under, such local laws;
(iii) that the Mortgage Loan following the proposed assignment will have a rate of interest at least 0.25 percent below or above the rate of interest on such Mortgage Loan prior to such proposed assignment; and (iv) that such assignment is at the request of the borrower under the related Mortgage Loan. Upon approval of an assignment in lieu of satisfaction with respect to any Mortgage Loan, the Master Servicer shall receive cash in an amount equal to the unpaid principal balance of and accrued interest on such Mortgage Loan and the Master Servicer shall treat such amount as a Principal Prepayment in Full with respect to such Mortgage Loan for all purposes hereof.

        Section  3.14 Realization Upon Defaulted Mortgage Loans.
                      -----------------------------------------

        (a) The Master Servicer shall foreclose upon or otherwise comparably convert (which may include an REO Acquisition) the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.07. Alternatively, the Master Servicer may take other actions in respect of a defaulted Mortgage Loan, which may include (i) accepting a short sale (a payoff of the Mortgage Loan for an amount less than the total amount contractually owed in order to facilitate a sale of the Mortgaged Property by the Mortgagor) or permitting a short refinancing (a payoff of the Mortgage Loan for an amount less than the total amount contractually owed in order to facilitate refinancing transactions by the Mortgagor not involving a sale of the Mortgaged Property), (ii) arranging for a repayment plan or (iii) agreeing to a modification in accordance with Section 3.07. In connection with such foreclosure or other conversion or action, the

Master Servicer shall, consistent with Section 3.11, follow such practices and procedures as it shall deem necessary or advisable, as shall be normal and usual in its general mortgage servicing activities and as shall be required or permitted by the Program Guide; provided that the Master Servicer shall not be liable in any respect hereunder if the Master Servicer is acting in connection with any such foreclosure or other conversion or action in a manner that is consistent with the provisions of this Agreement. The Master Servicer, however, shall not be required to expend its own funds or incur other reimbursable charges in connection with any foreclosure, or attempted foreclosure which is not completed, or towards the correction of any default on a related senior mortgage loan, or towards the restoration of any property unless it shall determine (i) that such restoration and/or foreclosure will increase the proceeds of liquidation of the Mortgage Loan to Holders of Certificates of one or more Classes after reimbursement to itself for such expenses or charges and
(ii) that such expenses and charges will be recoverable to it through Liquidation Proceeds, Insurance Proceeds, or REO Proceeds (respecting which it shall have priority for purposes of withdrawals from the Custodial Account pursuant to Section 3.10, whether or not such expenses and charges are actually recoverable from related Liquidation Proceeds, Insurance Proceeds or REO Proceeds). In the event of such a determination by the Master Servicer pursuant to this Section 3.14(a), the Master Servicer shall be entitled to reimbursement of its funds so expended pursuant to Section 3.10.

        In addition, the Master Servicer may pursue any remedies that may be available in connection with a breach of a representation and warranty with respect to any such Mortgage Loan in accordance with Sections 2.03 and 2.04. However, the Master Servicer is not required to continue to pursue both foreclosure (or similar remedies) with respect to the Mortgage Loans and remedies in connection with a breach of a representation and warranty if the Master Servicer determines in its reasonable discretion that one such remedy is more likely to result in a greater recovery as to the Mortgage Loan. Upon the occurrence of a Cash Liquidation or REO Disposition, following the deposit in the Custodial Account of all Insurance Proceeds, Liquidation Proceeds and other payments and recoveries referred to in the definition of "Cash Liquidation" or "REO Disposition," as applicable, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee or any Custodian, as the case may be, shall release to the Master Servicer the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment prepared by the Master Servicer, in each case without recourse, as shall be necessary to vest in the Master Servicer or its designee, as the case may be, the related Mortgage Loan, and thereafter such Mortgage Loan shall not be part of the Trust Fund. Notwithstanding the foregoing or any other provision of this Agreement, in the Master Servicer's sole discretion with respect to any defaulted Mortgage Loan or REO Property as to either of the following provisions, (i) a Cash Liquidation or REO Disposition may be deemed to have occurred if substantially all amounts expected by the Master Servicer to be received in connection with the related defaulted Mortgage Loan or REO Property have been received, and (ii) for purposes of determining the amount of any Liquidation Proceeds, Insurance Proceeds, REO Proceeds or other unscheduled collections or the amount of any Realized Loss, the Master Servicer may take into account minimal amounts of additional receipts expected to be received or any estimated additional liquidation expenses expected to be incurred in connection with the related defaulted Mortgage Loan or REO Property.

        (b) In the event that title to any Mortgaged Property is acquired by the Trust Fund as an REO Property by foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be issued to the Trustee or to its nominee on behalf of Certificateholders. Notwithstanding any such acquisition of title and cancellation of the related Mortgage Loan, such REO Property shall (except as otherwise expressly provided herein) be considered to be an Outstanding Mortgage Loan held in the Trust Fund until such time as the REO Property shall be sold. Consistent with the foregoing for purposes of all calculations hereunder so long as such REO Property shall be considered to be an Outstanding Mortgage Loan it shall be assumed that, notwithstanding that the indebtedness evidenced by the related Mortgage Note shall have been discharged, such Mortgage Note and the related amortization schedule in effect at the time of any such acquisition of title (after giving effect to any previous Curtailments and before any adjustment thereto by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period) remain in effect.

        (c) In the event that the Trust Fund acquires any REO Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the Master Servicer on behalf of the Trust Fund shall dispose of such REO Property as soon as practicable, giving due consideration to the interests of the Certificateholders, but in all cases within three full years after the taxable year of its acquisition by the Trust Fund for purposes of
Section 860G(a)(8) of the Code (or such shorter period as may be necessary under applicable state (including any state in which such property is located) law to maintain the status of each of REMIC I, REMIC II or REMIC III as a REMIC under applicable state law and avoid taxes resulting from such property failing to be foreclosure property under applicable state law) or, at the expense of the Trust Fund, request, more than 60 days before the day on which such grace period would otherwise expire, an extension of such grace period unless the Master Servicer obtains for the Trustee an Opinion of Counsel, addressed to the Trustee and the Master Servicer, to the effect that the holding by the Trust Fund of such REO Property subsequent to such period will not result in the imposition of taxes on "prohibited transactions" as defined in Section 860F of the Code or cause any of REMIC I, REMIC II or REMIC III to fail to qualify as a REMIC (for federal (or any applicable State or local) income tax purposes) at any time that any Certificates are outstanding, in which case the Trust Fund may continue to hold such REO Property (subject to any conditions contained in such Opinion of Counsel). The Master Servicer shall be entitled to be reimbursed from the Custodial Account for any costs incurred in obtaining such Opinion of Counsel, as provided in Section 3.10. Notwithstanding any other provision of this Agreement, no REO Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used by or on behalf of the Trust Fund in such a manner or pursuant to any terms that would (i) cause such REO Property to fail to qualify as "foreclosure property" within the meaning of
Section 860G(a)(8) of the Code or (ii) subject REMIC I, REMIC II or REMIC III to the imposition of any federal income taxes on the income earned from such REO Property, including any taxes imposed by reason of Section 860G(c) of the Code, unless the Master Servicer has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

        (d) The proceeds of any Cash Liquidation, REO Disposition or purchase or repurchase of any Mortgage Loan pursuant to the terms of this Agreement, as well as any recovery resulting from a collection of Liquidation Proceeds, Insurance Proceeds or REO Proceeds, will be applied in the following order of priority: first, to reimburse the Master Servicer or the related Subservicer in accordance with Section
3.10(a)(ii); second, to the Certificateholders to the extent of accrued and unpaid interest on the Mortgage Loan, and any related REO Imputed Interest, at the Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified Mortgage Loan), to the Due Date in the related Due Period prior to the Distribution Date on which such amounts are to be distributed; third, to the Certificateholders as a recovery of principal on the Mortgage Loan (or REO Property) (provided that if any such Class of Certificates to which such Realized Loss was allocated is no longer outstanding, such subsequent recovery shall be distributed to the persons who were the Holders of such Class of Certificates when it was retired); fourth, to the Master Servicer; fifth, to all Servicing Fees and Subservicing Fees payable therefrom (and the Master Servicer and the Subservicer shall have no claims for any deficiencies with respect to such fees which result from the foregoing allocation); and sixth, to Foreclosure Profits.

        Section  3.15 Trustee to Cooperate; Release of Mortgage Files.
                      -----------------------------------------------

        (a) Upon becoming aware of the payment in full of any Mortgage Loan, or upon the receipt by the Master Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Master Servicer will immediately notify the Trustee (if it holds the related Mortgage File) or the Custodian by a certification of a Servicing Officer (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Custodial Account pursuant to Section 3.07 have been or will be so deposited), substantially in one of the forms attached hereto as Exhibit G requesting delivery to it of the Mortgage File. Upon receipt of such certification and request, the Trustee shall promptly release, or cause the Custodian to release, the related Mortgage File to the Master Servicer. The
Master Servicer is authorized to execute and deliver to the Mortgagor the request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Mortgage, together with the Mortgage Note with, as appropriate, written evidence of cancellation thereon and to cause the removal from the registration on the MERS(R) System of such Mortgage and to execute and deliver, on behalf of the Trustee and the Certificateholders or any of them, any and all instruments of satisfaction or cancellation or of partial or full release, including any applicable UCC termination statements. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Custodial Account or the Certificate Account.

        (b) From time to time as is appropriate for the servicing or foreclosure of any Mortgage Loan, the Master Servicer shall deliver to the Custodian, with a copy to the Trustee, a certificate of a Servicing Officer substantially in one of the forms attached as Exhibit G hereto, requesting that possession of all, or any document constituting part of, the Mortgage File be released to the Master Servicer and certifying as to the reason for such release and that such release will not invalidate any insurance coverage provided in respect of the Mortgage Loan under any Required Insurance Policy. Upon receipt of the foregoing, the Trustee shall deliver, or cause the Custodian to deliver, the Mortgage File or any document therein to the Master Servicer. The Master Servicer shall cause each

Mortgage File or any document therein so released to be returned to the Trustee, or the Custodian as agent for the Trustee when the need therefor by the Master Servicer no longer exists, unless (i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Custodial Account or (ii) the Mortgage File or such document has been delivered directly or through a Subservicer to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Master Servicer has delivered directly or through a Subservicer to the Trustee a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery. In the event of the liquidation of a Mortgage Loan, the Trustee shall deliver the Request for Release with respect thereto to the Master Servicer upon deposit of the related Liquidation Proceeds in the Custodial Account.

        (c) The Trustee or the Master Servicer on the Trustee's behalf shall execute and deliver to the Master Servicer, if necessary, any court pleadings, requests for trustee's sale or other documents necessary to the foreclosure or trustee's sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Mortgage Note or Mortgage or otherwise available at law or in equity. Together with such documents or pleadings (if signed by the Trustee), the Master Servicer shall deliver to the Trustee a certificate of a Servicing Officer requesting that such pleadings or documents be executed by the Trustee and certifying as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Trustee will not invalidate any insurance coverage under any Required Insurance Policy or invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure or trustee's sale.

        Section  3.16 Servicing and Other Compensation; Compensating Interest.
                      -------------------------------------------------------

        (a) The Master Servicer, as compensation for its activities hereunder, shall be entitled to receive on each Distribution Date the amounts provided for by clauses (iii), (iv), (v) and (vi) of Section 3.10(a), subject to clause (e) below. The amount of servicing compensation provided for in such clauses shall be accounted for on a Mortgage Loan-by-Mortgage Loan basis. In the event that Liquidation Proceeds, Insurance Proceeds and REO Proceeds (net of amounts reimbursable therefrom pursuant to Section 3.10(a)(ii)) in respect of a Cash Liquidation or REO Disposition exceed the unpaid principal balance of such Mortgage Loan plus unpaid interest accrued thereon (including REO Imputed Interest) at a per annum rate equal to the related Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified Mortgage Loan), the Master Servicer shall be entitled to retain therefrom and to pay to itself and/or the related Subservicer, any Foreclosure Profits and any Servicing Fee or Subservicing Fee considered to be accrued but unpaid. If the portion of a Monthly Payment on a Simple Interest Loan that is applied to interest is less than the portion of such Monthly Payment that would have been applied to interest if such payment had been received on the related Due Date, the aggregate Servicing Fee payable on the related Distribution Date to the Master Servicer in respect of all of the Mortgage Loans shall be reduced by such difference. If the portion of a Monthly Payment on a Simple Interest Loan that is applied to interest is more than the portion of such Monthly Payment that would have been applied to interest if such payment had been received on the related Due Date, the aggregate Servicing Fee payable on the related Distribution Date to the Master Servicer in respect of all of the Mortgage Loans shall be increased by such difference.

        (b) Additional servicing compensation in the form of prepayment charges, assumption fees, late payment charges, investment income on amounts in the Custodial Account or the Certificate Account or otherwise shall be retained by the Master Servicer or the Subservicer to the extent provided herein, subject to clause (e) below.

        (c) The Master Servicer shall be required to pay, or cause to be paid, all expenses incurred by it in connection with its servicing activities hereunder (including payment of premiums for the Primary Insurance Policies, if any, to the extent such premiums are not required to be paid by the related Mortgagors, and the fees and expenses of the Trustee and any Custodian) and shall not be entitled to reimbursement therefor except as specifically provided in Sections 3.10 and 3.14.

        (d) The Master Servicer's right to receive servicing compensation may not be transferred in whole or in part except in connection with the transfer of all of its responsibilities and obligations of the Master Servicer under this Agreement.

        (e) Notwithstanding clauses (a) and (b) above, the amount of servicing compensation that the Master Servicer shall be entitled to receive for its activities hereunder for the period ending on each Distribution Date shall be reduced (but not below zero) by an amount equal to Compensating Interest (if any) for such Distribution Date. Such reduction shall be applied during such period as follows: first, to any Servicing Fee or Subservicing Fee to which the Master Servicer is entitled pursuant to Section 3.10(a)(iii); second, to any income or gain realized from any investment of funds held in the Custodial
Account or the Certificate Account to which the Master Servicer is entitled pursuant to Sections 3.07(c) or 4.01(b), respectively; and third, to any amounts of servicing compensation to which the Master Servicer is entitled pursuant to
Section 3.10(a)(v) or (vi). In making such reduction, the Master Servicer will not withdraw from the Custodial Account any such amount representing all or a portion of the Servicing Fee to which it is entitled pursuant to Section 3.10(a)(iii); (ii) will not withdraw from the Custodial Account or Certificate Account any such amount to which it is entitled pursuant to Section 3.07(c) or 4.01(b) and (iii) will not withdraw from the Custodial Account any such amount of servicing compensation to which it is entitled pursuant to Section 3.10(a)(v) or (vi). With respect to any Distribution Date, (i) Compensating Interest derived from Loan Group I shall be used on such Distribution Date to cover any Prepayment Interest Shortfalls on the Group I Loans and (ii) Compensating Interest derived from Loan Group II shall be used on such Distribution Date to cover any Prepayment Interest Shortfalls on the Group II Loans.

        Section 3.17 Reports to the Trustee and the Depositor.

        Not later than fifteen days after each Distribution Date, the Master Servicer shall forward to the Trustee and the Depositor a statement, certified by a Servicing Officer, setting forth the status of the Custodial Account as of the close of business on such Distribution Date as it relates to the Mortgage Loans and showing, for the period covered by such statement, the aggregate of deposits in or withdrawals from the Custodial Account in respect of the Mortgage Loans for each category of deposit specified in Section 3.07 and each category of withdrawal specified in Section 3.10.

        Section  3.18 Annual Statement as to Compliance.
                      ---------------------------------

        The Master Servicer will deliver to the Depositor and the Trustee on or before March 31 of each year, beginning with the first March 31 that occurs at least six months after the Cut-off Date, an Officers' Certificate stating, as to each signer thereof, that (i) a review of the activities of the Master Servicer during the preceding calendar year related to its servicing of mortgage loans and of its performance under the pooling and servicing agreements, including this Agreement, has been made under such officers' supervision, (ii) to the best of such officers' knowledge, based on such review, the Master Servicer has complied in all material respects with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers and has fulfilled all of its material obligations in all material respects throughout such year, or, if there has been material noncompliance with such servicing standards or a default in the fulfillment in all material respects of any such obligation relating to this Agreement, such statement shall include a description of such noncompliance or specify each such default, as the case may be, known to such officer and the nature and status thereof and (iii) to the best of such officers' knowledge, each Subservicer has complied in all material respects with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers and has fulfilled all of its material obligations under its Subservicing Agreement in all material respects throughout such year, or if there has been material noncompliance with such servicing standards or a material default in the fulfillment of such obligations relating to this Agreement, specifying such statement shall include a description of such noncompliance or specify each such default, as the case may be, known to such officer and the nature and status thereof.

        Section  3.19 Annual Independent Public Accountants' Servicing Report.
                      -------------------------------------------------------

        On or before March 31 of each year, beginning with the first March 31 that occurs at least six months after the Cut-off Date, the Master Servicer at its expense shall cause a firm of independent public accountants which shall be members of the American Institute of Certified Public Accountants to furnish a report to the Depositor and the Trustee stating its opinion that, on the basis of an examination conducted by such firm substantially in accordance with standards established by the American Institute of Certified Public Accountants, the assertions made pursuant to Section 3.18 regarding compliance with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers during the preceding calendar year are fairly stated in all material respects, subject to such exceptions and other qualifications that, in the opinion of such firm, such accounting standards require it to report. In rendering such statement, such firm may rely, as to matters relating to the direct servicing of mortgage loans by Subservicers, upon comparable statements for examinations conducted by independent public accountants substantially in accordance with standards established by the American Institute of Certified Public Accountants (rendered within one year of such statement) with respect to such Subservicers.

        Section 3.20 Right of the Depositor in Respect of the Master Servicer.

        The Master Servicer shall afford the Depositor, upon reasonable notice, during normal business hours access to all records maintained by the Master Servicer in respect of its rights and obligations hereunder and access to officers of the Master Servicer responsible for such obligations. Upon request, the Master Servicer shall furnish the Depositor with its most recent financial statements and such other information as the Master Servicer possesses regarding its business, affairs, property and condition, financial or otherwise. The Master Servicer shall also cooperate with all reasonable requests for information including, but not limited to, notices, tapes and copies of files, regarding itself, the Mortgage Loans or the Certificates from any Person or Persons identified by the Depositor or Residential Funding. The Depositor may, but is not obligated to perform, or cause a designee to perform, any defaulted obligation of the Master Servicer hereunder or exercise the rights of the Master Servicer hereunder; provided that the Master Servicer shall not be relieved of any of its obligations hereunder by virtue of such performance by the Depositor or its designee. The Depositor shall not have the responsibility or liability for any action or failure to act by the Master Servicer and is not obligated to supervise the performance of the Master Servicer under this Agreement or otherwise.

                                          ARTICLE IV

                                PAYMENTS TO CERTIFICATEHOLDERS

        Section  4.01 Certificate Account.
                      -------------------

        (a) The Master Servicer acting as agent of the Trustee shall establish and maintain a Certificate Account in which the Master Servicer shall cause to be deposited on behalf of the Trustee on or before 2:00 P.M. New York time on each Certificate Account Deposit Date by wire transfer of immediately available funds an amount equal to the sum of (i) any Advance for the immediately succeeding Distribution Date, (ii) any amount required to be deposited in the Certificate Account pursuant to Section 3.12(a), (iii) any amount required to be deposited in the Certificate Account pursuant to Section 3.16(e) or Section 4.07, (iv) any amount required to be paid pursuant to Section 9.01, and (v) all other amounts constituting the Group I and Group II Available Distribution Amount for the immediately succeeding Distribution Date.

        (b) The Trustee shall, upon written request from the Master Servicer, invest or cause the institution maintaining the Certificate Account to invest the funds in the Certificate Account in Permitted Investments designated in the name of the Trustee for the benefit of the Certificateholders, which shall mature not later than the Business Day next preceding the Distribution Date next following the date of such investment (except that (i) any investment in the institution with which the Certificate Account is maintained may mature on such Distribution Date and (ii) any other investment may mature on such Distribution Date if the Trustee shall advance funds on such Distribution Date to the
Certificate Account in the amount payable on such investment on such Distribution Date, pending receipt thereof to the extent necessary to make distributions on the Certificates) and shall not be sold or disposed of prior to maturity. All income and gain realized from any such investment shall be for the benefit of the Master Servicer and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments shall be deposited in the Certificate Account by the Master Servicer out of its own funds immediately as realized.

        Section  4.02 Distributions.
                      -------------

        (a) On each Distribution Date (x) the Master Servicer on behalf of the Trustee or (y) the Paying Agent appointed by the Trustee based solely on information provided by the Master Servicer, shall distribute to each Certificateholder of record on the next preceding Record Date (other than as provided in Section 9.01 respecting the final distribution) either in immediately available funds (by wire transfer or otherwise) to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder has so notified the Master Servicer or the Paying Agent, as the case may be, or, if such Certificateholder has not so notified the Master Servicer or the Paying Agent by the Record Date, by check mailed to such Certificateholder at the address of such Holder appearing in the Certificate Register such Certificateholder's share (which share shall be based on the aggregate of the Percentage Interests represented by Certificates of the applicable

Class held by such Holder) of the following amounts, in the following order of priority (subject to the provisions of Section 4.02(b) below), in each case to the extent of the Group I and Group II Available Distribution Amount:

               (i) (X) from the Group I Available Distribution Amount, to the Group I Senior Certificates (other than the Class AP-I Certificates), on a pro rata basis based on the Accrued Certificate Interest payable on such Classes of Certificates for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date except as provided in the last paragraph of this
        Section 4.02(a) (the "Group I Senior Interest Distribution Amount"); and

                      (Y) from the Group II Available  Distribution  Amount,  to the Group II Senior Certificates, on a pro rata basis based on Accrued Certificate Interest payable on such Classes of Certificates for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date except as provided in the last paragraph of this Section 4.02(a) (the "Group II Senior Interest Distribution Amount"); and

               (ii) (X) to the Class AP-I Certificates, the Class AP-I Principal Distribution Amount (as defined in Section 4.02(b)(i) herein); and

                      (Y) to the Senior  Certificates (other than the Class AP-I
               Certificates), in the priorities and amounts set forth in Section 4.02(b)(ii) through (iv), the sum of the following (applied to reduce the Certificate Principal Balances of such Senior Certificates, as applicable):

                      (A) the related Senior  Percentage  for such  Distribution
               Date times the sum of the following:

                             i) the  principal  portion of each Monthly  Payment
                      due during the related Due Period on each Outstanding Mortgage Loan (other than the related Discount Fraction of the principal portion of such payment with respect to a Discount Mortgage Loan) in the related Loan Group, whether or not received on or prior to the related Determination Date, minus the principal portion of any Debt Service Reduction (other than the related Discount Fraction of the principal portion of such Debt Service Reductions with respect to each Discount Mortgage Loan);

                             ii) the Stated  Principal  Balance of any  Mortgage
                      Loan in the related Loan Group repurchased during the preceding calendar month (or deemed to have been so repurchased in accordance with Section 3.07(b)) pursuant to Sections 2.02, 2.03, 2.04 or 4.07 of this Agreement, and the amount of any shortfall deposited in the Custodial Account in connection with the substitution of a Deleted Mortgage Loan pursuant to Section 2.03 or 2.04 of this Agreement during the preceding calendar month (other than the related Discount Fraction of such Stated Principal Balance or shortfall with respect to each Discount Mortgage Loan); and

                             iii) the principal portion of all other unscheduled
                      collections with respect to the related Loan Group (other than Principal Prepayments in Full and Curtailments and amounts received in connection with a Cash Liquidation or REO Disposition of a Mortgage Loan described in Section 4.02(a)(ii)(B), including without limitation Insurance Proceeds, Liquidation Proceeds and REO Proceeds) received during the preceding calendar month (or deemed to have been so received in accordance with Section 3.07(b)) to the extent applied by the Master Servicer as recoveries of principal of the related Mortgage Loan pursuant to Section
                      3.14 (other than the related Discount Fraction of the principal portion of such unscheduled collections, with respect to each Discount Mortgage Loan);

                      (B) with respect to each Mortgage Loan in the related Loan
               Group for which a Cash Liquidation or a REO Disposition occurred during the preceding calendar month (or was deemed to have occurred during such period in accordance with Section 3.07(b)) and did not result in any Excess Special Hazard Losses, Excess Fraud Losses or Extraordinary Losses, an amount equal to the lesser of (a) the related Senior Percentage for such Distribution Date times the Stated Principal Balance of such Mortgage Loan (other than the related Discount Fraction of such Stated Principal Balance with respect to each Discount Mortgage Loan) and (b) the related Senior Accelerated Distribution Percentage for such Distribution Date times the related unscheduled collections (including without limitation Insurance Proceeds, Liquidation Proceeds and REO Proceeds) to the extent applied by the Master Servicer as recoveries of principal of the related Mortgage Loan pursuant to Section 3.14 (in each case other than the portion of such unscheduled collections, with respect to a Discount Mortgage Loan, included in Section 4.02(b)(i)(3) of this Agreement);

                      (C) the related Senior Accelerated Distribution Percentage for such Distribution Date times the aggregate of all Principal Prepayments in Full received in the related Prepayment Period and Curtailments with respect to the related Loan Group received in the preceding calendar month (other than the related Discount Fraction of such Principal Prepayments in Full and Curtailments with respect to each Discount Mortgage Loan);

                      (D) any Excess  Subordinate  Principal Amount allocated to the related Loan Group but only to the extent of Eligible Funds in the related Loan Group for such Distribution Date; and

                      (E) any amounts described in subsection (ii),  clauses (Y)
               (A), (B) and (C) of this Section 4.02(a), as determined for any previous Distribution Date, which remain unpaid after application of amounts previously distributed pursuant to this clause (E) to the extent that such amounts are not attributable to Realized Losses which have been allocated to the related Subordinate Certificates; and

                      (F) to the Holders of the Group I Certificates or Group II
               Certificates, as applicable, amounts required to be distributed pursuant to Section 4.02(c);

               (iii) to the Holders of the Class M-I-1 Certificates and Class M-II-1 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

               (iv) to the Holders of the Class M-I-1 Certificates and Class M-II-1 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date, applied in reduction of the Certificate Principal Balance of the Class M-I-1 Certificates and Class M-II-1 Certificates;

               (v) to the Holders of the Class M-I-2 Certificates and Class M-II-2 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

               (vi) to the Holders of the Class M-I-2 Certificates and Class M-II-2 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date, applied in reduction of the Certificate Principal Balance of the Class M-I-2 Certificates and Class M-II-2 Certificates;

               (vii) to the Holders of the Class M-I-3 Certificates and Class M-II-3 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

               (viii) to the Holders of the Class M-I-3 Certificates and Class M-II-3 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date, applied in reduction of the Certificate Principal Balance of the Class M-I-3 Certificates and Class M-II-3 Certificates;

               (ix) to the Holders of the Class B-I-1 Certificates and Class B-II-1 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

               (x) to the Holders of the Class B-I-1 Certificates and Class B-II-1 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date, applied in reduction of the Certificate Principal Balance of the Class B-I-1 Certificates and Class B-II-1 Certificates;

               (xi) to the Holders of the Class B-I-2 Certificates and Class B-II-2 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

               (xii) to the Holders of the Class B-I-2 Certificates and Class B-II-2 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date, applied in reduction of the Certificate Principal Balance of the Class B-I-2 Certificates and Class B-II-2 Certificates;

               (xiii) to the Holders of the Class B-I-3 Certificates and Class B-II-3 Certificates, an amount equal to (x) the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

               (xiv) to the Holders of the Class B-I-3 Certificates and Class B-II-3 Certificates, an amount equal to the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date;

               (xv) to the Senior  Certificates,  in the  priority  set forth in
        Section 4.02(b), the portion, if any, of the related Available Distribution Amount remaining after the foregoing distributions, applied to reduce the Certificate Principal Balances of such Senior Certificates, but in no event more than the aggregate of the outstanding Certificate Principal Balances of each such Class of Senior Certificates, and thereafter, to each Class of related Subordinate Certificates then outstanding beginning with such Class with the Highest Priority, any portion of the related Available Distribution Amount remaining after the related Senior Certificates have been retired, applied to reduce the Certificate Principal Balance of each such Class of Subordinate Certificates, but in no event more than the outstanding Certificate Principal Balance of each such Class of Subordinate Certificates; and

               (xvi) to the Class R-III Certificates, the balance, if any, of the Available Distribution Amounts.

        Notwithstanding the foregoing, on any Distribution Date, with respect to the Class of Subordinate Certificates outstanding on such Distribution Date with the Lowest Priority, or in the event the Subordinate Certificates are no longer outstanding, the Senior Certificates, Accrued

Certificate Interest thereon remaining unpaid from any previous Distribution Date will be distributable only to the extent that such unpaid Accrued
Certificate Interest was attributable to interest shortfalls relating to the failure of the Master Servicer to make any required Advance, or the determination by the Master Servicer that any proposed Advance would be a Nonrecoverable Advance with respect to the related Mortgage Loan where such Mortgage Loan has not yet been the subject of a Cash Liquidation or REO Disposition or the related Liquidation Proceeds, Insurance Proceeds and REO Proceeds have not yet been distributed to the Certificateholders.

        (b) Distributions of principal on the Senior Certificates on each Distribution Date occurring prior to the Credit Support Depletion Date will be made as follows:

               (i) to the Class AP-I Certificates from the Group I Available Distribution Amount, until the Certificate Principal Balance thereof is reduced to zero, an amount (the "Class AP-I Principal Distribution Amount") equal to the aggregate of:

                             (1) the related Discount  Fraction of the principal
                      portion of each Monthly Payment on each Discount Mortgage Loan due during the related Due Period, whether or not received on or prior to the related Determination Date, minus the Discount Fraction of the principal portion of any related Debt Service Reduction;

                             (2) the related Discount  Fraction of the principal
                      portion of all unscheduled collections on each Discount Mortgage Loan received during the preceding calendar month or, in the case of Principal Prepayments in Full, during the related Prepayment Period (other than amounts received in connection with a Cash Liquidation or REO Disposition of a Discount Mortgage Loan described in clause (3) below), including Principal Prepayments in Full, Curtailments and repurchases (including repurchases deemed to have occurred during such period in accordance with
                      Section 3.07(b)) of Discount Mortgage Loans(or, in the case of a substitution of a Deleted Mortgage Loan, the Discount Fraction of the amount of any shortfall deposited in the Custodial Account in connection with such substitution);

                             (3) in connection with the Cash  Liquidation or REO
                      Disposition of a Discount Mortgage Loan that did not result in any Excess Special Hazard Losses, Excess Fraud Losses or Extraordinary Losses, an amount equal to the lesser of (1) the applicable Discount Fraction of the Stated Principal Balance of such Discount Mortgage Loan immediately prior to such Distribution Date and (2) the aggregate amount of the collections on such Discount
                      Mortgage Loan to the extent applied as recoveries of principal;

                             (4) any  amounts  allocable  to  principal  for the
                      related Loan Group for any previous Distribution Date (calculated pursuant to clauses (1) through

                      (3) above) that remain undistributed; and

                             (5) the amount of any related Class AP-I Collection
                      Shortfalls for such Distribution Date and the amount of any such Class AP-I Collection Shortfalls remaining unpaid for all previous Distribution Dates, but only to the extent of the Eligible Funds in the related Loan Group for such Distribution Date;

               (ii) the following amounts shall be distributed to the Group I Senior Certificates (other than the Class AP-I Certificates) as follows:

                      (A) the Group I Senior Principal Distribution Amount shall be distributed to the Class R-I and Class R-III, concurrently on a pro rata basis, until the Certificate Principal Balance thereof has been reduced to zero; and

                      (B) the balance of the Group I Senior Principal Distribution Amount shall be distributed to the Class A-I Certificates, until the Certificate Principal Balance thereof has been reduced to zero.

               (iii) the Group II Senior Principal Distribution Amount shall be distributed, sequentially, to the Class R-II Certificates and Class A-II Certificates, until the Certificate Principal Balance thereof has been reduced to zero.

               (iv) On or after the occurrence of the Credit Support Depletion Date, all priorities relating to distributions as described in Section 4.02(b) of this Agreement in respect of principal among the Senior
        Certificates (other than the Class AP-I Certificates) will be disregarded, and (i) the remaining Group I Senior Principal Distribution Amount will be distributed to the Group I Certificates (other than the Class AP-I Certificates) pro rata in accordance with their respective outstanding Certificate Principal Balances, (ii) the remaining Group II Senior Principal Distribution Amount will be distributed to the Group II Certificates pro rata in accordance with their respective outstanding Certificate Principal Balances, (iii) the related Senior Interest Distribution Amount will be distributed as described in Section 4.02(a)(i)(X) and (Y) and (iv) an amount equal to the Discount Fraction of the principal portion of scheduled payments and unscheduled collections received or advanced in respect of Discount Mortgage Loans will be distributed to the related Class AP-I Certificates.

        (c) In addition to the foregoing distributions, with respect to any Mortgage Loan that was previously the subject of a Cash Liquidation or an REO Disposition that resulted in a Realized Loss, in the event that within two years of the date on which such Realized Loss was determined to have occurred the Master Servicer receives amounts which the Master Servicer reasonably believes to represent subsequent recoveries (net of any related liquidation expenses), or determines that it holds surplus amounts previously reserved to cover estimated expenses specifically related to such

Mortgage Loan (including, but not limited to, recoveries (net of any related liquidation expenses) in respect of the representations and warranties made by the related Seller pursuant to the applicable Seller's Agreement), the Master Servicer shall distribute such amounts to the Class or Classes to which such Realized Loss was allocated (with the amounts to be distributed allocated among such Classes in the same proportions as such Realized Loss was allocated), and within each such Class to the Certificateholders of record as of the Record Date immediately preceding the date of such distribution (or if such Class of Certificates is no longer outstanding, to the Certificateholders of record at the time that such Realized Loss was allocated) with respect to the Certificates of any Class, on a pro rata basis based on the Percentage Interest represented by each Certificate of such Class as of such Record Date; provided that no such distribution to any Class of Certificates of subsequent recoveries related to a Mortgage Loan shall exceed, either individually or in the aggregate and together with any other amounts paid in reimbursement therefor, the amount of the related Realized Loss that was allocated to such Class of Certificates.

        (d) Each distribution with respect to a Book-Entry Certificate shall be paid to the Depository, as Holder thereof, and the Depository shall be responsible for crediting the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such distribution to the Certificate Owners that it represents and to each indirect participating brokerage firm (a "brokerage firm" or "indirect participating firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Certificate Owners that it represents. None of the Trustee, the Certificate Registrar, the Depositor or the Master Servicer shall have any responsibility therefor except as otherwise provided by this Agreement or applicable law.

        (e) Except as otherwise provided in Section 9.01, if the Master Servicer anticipates that a final distribution with respect to any Class of Certificates will be made on the next Distribution Date, the Master Servicer shall, no later than the Determination Date in the month of such final distribution, notify the Trustee and the Trustee shall, no later than two (2) Business Days after such Determination Date, mail on such date to each Holder of such Class of Certificates a notice to the effect that: (i) the Trustee anticipates that the final distribution with respect to such Class of Certificates will be made on such Distribution Date but only upon presentation and surrender of such Certificates at the office of the Trustee or as otherwise specified therein, and
(ii) no interest shall accrue on such Certificates from and after the end of the prior calendar month. In the event that Certificateholders required to surrender their Certificates pursuant to Section 9.01(c) do not surrender their Certificates for final cancellation, the Trustee shall cause funds distributable with respect to such Certificates to be withdrawn from the Certificate Account and credited to a separate escrow account for the benefit of such Certificateholders as provided in Section 9.01(d).

        Section  4.03 Statements to Certificateholders.
                      --------------------------------

        (a) The Master Servicer shall forward to the Trustee no later than 5:00 P.M. New York time on the second Business Day prior to each Distribution Date, and the Trustee shall forward on such Distribution Date by mail or otherwise make available electronically to each Holder and the Depositor, a statement setting forth the following information as to each Class of Certificates, in each case to the extent applicable:

               (i) (A) the amount of such distribution to the Certificateholders of such Class applied to reduce the Certificate Principal Balance thereof, and (B) the aggregate amount included therein representing Principal Prepayments;

               (ii) the amount of such distribution to Holders of such Class of Certificates allocable to interest;

               (iii) if the distribution to the Holders of such Class of Certificates is less than the full amount that would be distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall;

               (iv) the amount of any Advance by the Master Servicer with respect to the Group I and Group II Loans pursuant to Section 4.04;

               (v) the number of Group I and Group II Loans and the Stated Principal Balance after giving effect to the distribution of principal on such Distribution Date;

               (vi) the aggregate Certificate Principal Balance of each Class of the Certificates, after giving effect to the amounts distributed on such Distribution Date, separately identifying any reduction thereof due to Realized Losses other than pursuant to an actual distribution of principal;

               (vii) on the basis of the most recent reports furnished to it by Subservicers, the number and aggregate principal balances of Group I and Group II Loans that are Delinquent (A) one month, (B) two months and (C) three or more months and the number and aggregate principal balance of Group I and Group II Loans that are in foreclosure;

               (viii) the number, aggregate principal balance and book value of any REO Properties;

               (ix) the aggregate Accrued Certificate Interest remaining unpaid, if any, for each Class of Certificates, after giving effect to the distribution made on such Distribution Date;

               (x) the aggregate amount of Realized Losses for such Distribution Date and the aggregate amount of Realized Losses on the Group I and Group II Loans incurred since the

        Cut-off Date;

               (xi) the Special Hazard Amount and Fraud Loss Amount as of the close of business on such Distribution Date and a description of any change in the calculation of such amounts;

               (xii) the Pass-Through Rate on each Class of Certificates and the Weighted Average Net Mortgage Rate;

               (xiii) the number and aggregate principal balance of Group I and Group II Loans repurchased under Section 4.07;

               (xiv)  the  aggregate  amount  of any  recoveries  on  previously
          foreclosed  loans  from  Residential   Funding  due  to  a  breach  of
          representation or warranty;

               (xv) the weighted average remaining term to maturity of the Group I and Group II Loans after giving effect to the amounts distributed on such Distribution Date; and

               (xvi) the weighted average Mortgage Rates of the Group I and Group II Loans after giving effect to the amounts distributed on such Distribution Date.

        In the case of information furnished pursuant to clauses (i) and (ii) above, the amounts shall be expressed as a dollar amount per Certificate with a $1,000 denomination. In addition to the statement provided to the Trustee as set forth in this Section 4.03(a), the Master Servicer shall provide to any manager of a trust fund consisting of some or all of the Certificates, upon reasonable request, such additional information as is reasonably obtainable by the Master Servicer at no additional expense to the Master Servicer.

        (b) Within a reasonable period of time after the end of each calendar year, the Master Servicer shall prepare, or cause to be prepared, and the Trustee shall forward, or cause to be forwarded, to each Person who at any time during the calendar year was the Holder of a Certificate, other than a Class R Certificate, a statement containing the information set forth in clauses (i) and
(ii) of subsection (a) above aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Master Servicer and Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer and Trustee pursuant to any requirements of the Code.

        (c) As soon as reasonably practicable, upon the written request of any Certificateholder, the Master Servicer shall provide the requesting Certificateholder with such information as is necessary and appropriate, in the Master Servicer's sole discretion, for purposes of satisfying applicable reporting requirements under Rule 144A.

        Section 4.04 Distribution of Reports to the Trustee and the Depositor; Advances by the Master Servicer.

        (a) Prior to the close of business on the Business Day next succeeding each Determination Date, the Master Servicer shall furnish a written statement (which may be in a mutually agreeable electronic format) to the Trustee, any Paying Agent and the Depositor (the information in such statement to be made available to Certificateholders by the Master Servicer on request) (provided that the Master Servicer will use its best efforts to deliver such written statement not later than 12:00 p.m. New York time on the second Business Day prior to the Distribution Date) setting forth (i) the Group I and Group II Available Distribution Amounts, (ii) the amounts required to be withdrawn from the Custodial Account and deposited into the Certificate Account on the immediately succeeding Certificate Account Deposit Date pursuant to clause (iii) of Section 4.01(a), (iii) the amount of Prepayment Interest Shortfalls, and (iv) to the extent required, a report detailing the Stated Principal Balance, Mortgage Rate, Modified Mortgage Rate, remaining term to maturity and Monthly Payment for any Modified Mortgage Loan pursuant to Section 3.13. The determination by the Master Servicer of such amounts shall, in the absence of obvious error, be presumptively deemed to be correct for all purposes hereunder and the Trustee shall be protected in relying upon the same without any independent check or verification.

        (b) On or before 2:00 P.M. New York time on each Certificate Account Deposit Date, the Master Servicer shall either (i) deposit in the Certificate Account from its own funds, or funds received therefor from the Subservicers, an amount equal to the Advances to be made by the Master Servicer in respect of the related Distribution Date, which shall be in an aggregate amount equal to the sum of (A) the aggregate amount of Monthly Payments other than Balloon Payments (with each interest portion thereof adjusted to a per annum rate equal to the Net Mortgage Rate), less the amount of any related Servicing Modifications, Debt Service Reductions or reductions in the amount of interest collectable from the Mortgagor pursuant to the Relief Act or similar legislation or regulations then in effect, on the Outstanding Mortgage Loans as of the related Due Date in the related Due Period, which Monthly Payments were due during the related Due Period and not received as of the close of business as of the related Determination Date; provided that no Advance shall be made if it would be a Nonrecoverable Advance and (B) with respect to each Balloon Loan delinquent in respect of its Balloon Payment as of the close of business on the related Determination Date, an amount equal to the excess, if any, of interest on the unpaid principal balance thereof (with each interest portion thereof adjusted to a per annum rate equal to the Net Mortgage Rate), over any payments of interest (with each interest portion thereof adjusted to a per annum rate equal to the Net Mortgage Rate) received from the related Mortgagor as of the close of business on the related Determination Date and allocable to the Due Date during the related Due Period for each month until such Balloon Loan is finally liquidated, (ii) withdraw from amounts on deposit in the Custodial Account and deposit in the Certificate Account all or a portion of the Amount Held for Future Distribution in discharge of any such Advance, or (iii) make advances in the form of any combination of clauses (i) and (ii) aggregating the amount of such Advance. Any portion of the Amount Held for Future Distribution so used shall be replaced by the Master Servicer by deposit in the Certificate Account on or before 11:00 A.M. New York time on any future Certificate Account

Deposit Date to the extent that funds attributable to the Mortgage Loans that are available in the Custodial Account for deposit in the Certificate Account on such Certificate Account Deposit Date shall be less than payments to Certificateholders required to be made on the following Distribution Date. The Master Servicer shall be entitled to use any Advance made by a Subservicer as described in Section 3.07(b) that has been deposited in the Custodial Account on or before such Distribution Date as part of the Advance made by the Master Servicer pursuant to this Section 4.04.

        The determination by the Master Servicer that it has made a Nonrecoverable Advance or that any proposed Advance, if made, would constitute a Nonrecoverable Advance, shall be evidenced by a certificate of a Servicing Officer delivered to the Depositor and the Trustee.

        In the event that the Master Servicer determines as of the Business Day preceding any Certificate Account Deposit Date that it will be unable to deposit in the Certificate Account an amount equal to the Advance required to be made for the immediately succeeding Distribution Date, it shall give notice to the Trustee of its inability to advance (such notice may be given by telecopy), not later than 3:00 P.M., New York time, on such Business Day, specifying the portion of such amount that it will be unable to deposit. Not later than 3:00 P.M., New York time, on the Certificate Account Deposit Date the Trustee shall, unless by 12:00 Noon, New York time, on such day the Trustee shall have been notified in writing (by telecopy) that the Master Servicer shall have directly or indirectly deposited in the Certificate Account such portion of the amount of the Advance as to which the Master Servicer shall have given notice pursuant to the preceding sentence, pursuant to Section 7.01, (a) terminate all of the rights and obligations of the Master Servicer under this Agreement in accordance with Section 7.01 and (b) assume the rights and obligations of the Master Servicer hereunder, including the obligation to deposit in the Certificate Account an amount equal to the Advance for the immediately succeeding Distribution Date.

        The Trustee shall deposit all funds it receives pursuant to this Section
4.04 into the Certificate Account.

        Section  4.05 Allocation of Realized Losses.
                      -----------------------------

        (a) Prior to each Distribution Date, the Master Servicer shall determine the total amount of Realized Losses, if any, that resulted from any Cash Liquidation, Servicing Modifications, Debt Service Reduction, Deficient Valuation or REO Disposition that occurred during the related Prepayment Period or, in the case of a Servicing Modification that constitutes a reduction of the interest rate on a Mortgage Loan, the amount of the reduction in the interest portion of the Monthly Payment due in the month in which such Distribution Date occurs. The amount of each Realized Loss shall be evidenced by an Officers'
Certificate. All Realized Losses on the Mortgage Loans (other than Excess Losses) shall be allocated as follows: (a) with respect to the Group I Loans, first, to the Class B-I-3 Certificates until the Certificate Principal Balance thereof has been reduced to zero; second, to the Class B-I-2 Certificates until the Certificate Principal Balance thereof has been reduced to zero; third, to the Class B-I-1 Certificates until the Certificate Principal Balance thereof has been reduced to zero; fourth, to the Class M-I-3 Certificates until the Certificate Principal

Balance thereof has been reduced to zero; fifth, to the Class M-I-2 Certificates until the Certificate Principal Balance thereof has been reduced to zero; sixth, to the Class M-I-1 Certificates until the Certificate Principal Balance thereof has been reduced to zero; and, thereafter, if any such Realized Losses are on a Discount Mortgage Loan, to the Class AP-I Certificates in an amount equal to the related Discount Fraction of the principal portion thereof, and the remainder of such Realized Losses on the Discount Mortgage Loans and the entire amount of such Realized Losses on Non-Discount Mortgage Loans, among the Group I Senior Certificates (other than the Class AP-I Certificates) on a pro rata basis, as described below, and (b) with respect to the Group II Loans, first, to the Class B-II-3 Certificates until the Certificate Principal Balance thereof has been reduced to zero; second, to the Class B-II-2 Certificates until the Certificate Principal Balance thereof has been reduced to zero; third, to the Class B-II-1 Certificates until the Certificate Principal Balance thereof has been reduced to zero; fourth, to the Class M-II-3 Certificates until the Certificate Principal Balance thereof has been reduced to zero; fifth, to the Class M-II-2 Certificates until the Certificate Principal Balance thereof has been reduced to zero; sixth, to the Class M-II-1 Certificates until the Certificate Principal Balance thereof has been reduced to zero; and, thereafter, among all the Group I Senior Certificates on a pro rata basis, as described below.

        (b) Any Extraordinary Losses with respect to the Group I and Group II Loans will be allocated among the Group I Certificates and Group II Certificates on a pro rata basis; provided that the related Discount Fraction of the principal portion of a Realized Loss on a Discount Mortgage Loans will be allocated to the Class AP-I Certificates. Excess Special Hazard Losses and Excess Fraud Losses will be allocated as follows: (a) with respect to the Group I Loans, first, to the Class B-II-3 Certificates until the Certificate Principal Balance thereof has been reduced to zero; second, to the Class B-II-2 Certificates until the Certificate Principal Balance thereof has been reduced to zero; third, to the Class B-II-1 Certificates until the Certificate Principal Balance thereof has been reduced to zero; fourth, to the Class M-II-3 Certificates until the Certificate Principal Balance thereof has been reduced to zero; fifth, to the Class M-II-2 Certificates until the Certificate Principal Balance thereof has been reduced to zero; sixth, to the Class M-II-1 Certificates until the Certificate Principal Balance thereof has been reduced to zero; and, thereafter, to the Class A-II Certificates, and (b) with respect to the Group II Loans, first, to the Class B-I-3 Certificates until the Certificate Principal Balance thereof has been reduced to zero; second, to the Class B-I-2 Certificates until the Certificate Principal Balance thereof has been reduced to zero; third, to the Class B-I-1 Certificates until the Certificate Principal Balance thereof has been reduced to zero; fourth, to the Class M-I-3 Certificates until the Certificate Principal Balance thereof has been reduced to zero; fifth, to the Class M-I-2 Certificates until the Certificate Principal Balance thereof has been reduced to zero; sixth, to the Class M-I-1 Certificates until the Certificate Principal Balance thereof has been reduced to zero; and, thereafter, to the Class A-I Certificates and Class AV-I Certificates on a pro rata basis, as described below; provided however that such losses will be so allocated pursuant to this provision solely to the extent of the remaining Special Hazard Loss Amount or Fraud Loss Amount, as applicable, related to the certificate group to which these losses are allocated and to the extent of the Certificate Principal Balance of the Class B Certificates or Class M Certificates related to that Loan Group, and thereafter shall be allocated to the Group I Certificates and Group II Certificates on a pro rata basis; and provided further, that the related Discount Fraction of the principal portion of any Excess Loss on a Discount Mortgage Loan will be allocated to the Class AP-I Certificates.

        As used herein, an allocation of a Realized Loss on a "pro rata basis" among two or more specified Classes of Certificates means an allocation on a pro rata basis, among the various Classes so specified, to each such Class of Certificates on the basis of their then outstanding Certificate Principal Balances prior to giving effect to distributions to be made on such Distribution Date in the case of the principal portion of a Realized Loss or based on the Accrued Certificate Interest thereon payable on such Distribution Date (without regard to any Compensating Interest for such Distribution Date) in the case of an interest portion of a Realized Loss.

        (c) Any allocation of the principal portion of Realized Losses (other than Debt Service Reductions) to the Class A, Class R, Class M or Class B Certificates shall be made by reducing the Certificate Principal Balance thereof by the amount so allocated, which allocation shall be deemed to have occurred on such Distribution Date. Allocations of the interest portions of Realized Losses shall be made by operation of the definition of "Accrued Certificate Interest" and by operation of the priority of payment provisions of Section 4.02(a). All Realized Losses and all other losses allocated to a Class of Certificates hereunder will be allocated among the Certificates of such Class in proportion to the Percentage Interests evidenced thereby.

        (d) All Realized Losses on the Mortgage Loans shall be allocated on each Distribution Date to the following REMIC I Regular Interests and REMIC II Regular Interests: (a) with respect to the Group I Loans, to REMIC I Regular Interest LT-I until the Certificate Principal Balance has been reduced to zero;
(b) with respect to the Group II Loans, to REMIC II Regular Interest LT-II until the Certificate Principal Balance has been reduced to zero.

               Section 4.06 Reports of Foreclosures and Abandonment of Mortgaged Property.

        The Master Servicer or the Subservicers shall file information returns with respect to the receipt of mortgage interest received in a trade or business, the reports of foreclosures and abandonments of any Mortgaged Property and the informational returns relating to cancellation of indebtedness income with respect to any Mortgaged Property required by Sections 6050H, 6050J and 6050P of the Code, respectively, and deliver to the Trustee an Officers' Certificate on or before March 31 of each year stating that such reports have been filed. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by such Sections 6050H, 6050J and 6050P of the Code.

        Section  4.07 Optional Purchase of Defaulted Mortgage Loans.

        As to any Mortgage Loan which is delinquent in payment by 90 days or more, the Master Servicer may, at its option, purchase such Mortgage Loan from the Trustee at the Purchase Price therefor; provided, that any such Mortgage Loan that becomes 90 days or more delinquent during any given Calendar Quarter shall only be eligible for purchase pursuant to this Section during the period beginning on the first Business Day of the following Calendar Quarter, and ending at the close of business on the second-to-last Business Day of such following Calendar Quarter. Such option if not exercised shall not thereafter be reinstated as to any Mortgage Loan, unless the delinquency is cured and the Mortgage Loan thereafter again becomes delinquent in payment by 90 days or more in a subsequent Calendar Quarter. If at any time the Master Servicer makes a payment to the Certificate Account covering the amount of the Purchase Price for such a Mortgage Loan, and the Master Servicer provides to the Trustee a certification signed by a Servicing Officer stating that the amount of such payment has been deposited in the Certificate Account, then the Trustee shall execute the assignment of such Mortgage Loan at the request of the Master Servicer without recourse to the Master Servicer which shall succeed to all the Trustee's right, title and interest in and to such Mortgage Loan, and all security and documents relative thereto. Such assignment shall be an assignment outright and not for security. The Master Servicer will thereupon own such Mortgage, and all such security and documents, free of any further obligation to the Trustee or the Certificateholders with respect thereto.

        Section 4.08 Distributions on the Uncertificated REMIC I Regular Interests.

        (a) On each Distribution Date, the Trustee shall be deemed to distribute to itself, as the holder of the Uncertificated REMIC I Regular Interests and the Uncertificated REMIC II Regular Interests, Uncertificated Accrued Interest on the Uncertificated REMIC I Regular Interests and the Uncertificated REMIC II Regular Interests for such Distribution Date, plus any Uncertificated REMIC I or REMIC II Accrued Interest thereon remaining unpaid from any previous Distribution Date in the same manner as it is distributed to the Corresponding Certificate.

        (b) On each Distribution Date, the Trustee shall be deemed to distribute to itself, as the holder of the Uncertificated REMIC I Regular Interests and the Uncertificated REMIC II Regular Interests, as principal on the Uncertificated REMIC I Regular Interests and the Uncertificated REMIC II Regular Interests, an amount equal to the sum of the amounts distributed as principal on the Certificates (other than the Class R Certificates) under Sections 4.02(a)(ii),
(iv), (vi), (viii), (x), (xii), (xiv) and (xv), in the same manner as such amounts are distributed to the Corresponding Certificates.

        (c) In determining from time to time the amounts to be distributed to the Uncertificated REMIC I Regular Interests and the Uncertificated REMIC II Regular Interests, Realized Losses allocated under Section 4.05 shall be deemed allocated to Uncertificated REMIC I Regular Interests and the Uncertificated REMIC II Regular Interests for the related Distribution Date in the same manner as allocated to the Corresponding Certificates.

        (d) Notwithstanding the deemed distributions on the Uncertificated REMIC I Regular Interests and the Uncertificated REMIC II Regular Interests described in this Section 4.08, distributions of funds from the Certificate Account shall be made only in accordance with Section 4.02.

                                    ARTICLE V

                                       THE CERTIFICATES

        Section  5.01 The Certificates.
                      ----------------

        (a) The Class A Certificates, Class AP-1 Certificates, Class AV-I Certificates, Class M Certificates, Class B Certificates and Class R Certificates shall be substantially in the forms set forth in Exhibits A-1, A-2, A-3, B, C and D, respectively, and shall, on original issue, be executed and delivered by the Trustee to the Certificate Registrar for authentication and delivery to or upon the order of the Depositor upon receipt by the Trustee or one or more Custodians of the documents specified in Section 2.01. The Class A, Class M-I-1 and Class M-II-1 Certificates shall be issuable in minimum dollar denominations of $25,000 and integral multiples of $1 in excess thereof. The Class M-I-2, Class M-II-2, Class M-I-3, Class M-II-3, Class B-I-1, Class B-I-2, Class B-I-3 , Class B-II-1, Class B-II-2, Class B-II-3 Certificates shall be issuable in minimum dollar denominations of $250,000 and integral multiples of $1 in excess thereof. Each Class of Class R Certificates shall be issued in registered, certificated form in minimum percentage interests of 20.00% and integral multiples of 0.01% in excess thereof; provided, however, that one Class R Certificate of each Class will be issuable to the REMIC Administrator as "tax matters person" pursuant to Section 10.01(c) in a minimum denomination representing a Percentage Interest of not less than 0.01%.

        The Certificates shall be executed by manual or facsimile signature on behalf of an authorized officer of the Trustee. Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificate or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by the Certificate Registrar by manual signature, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

        (b) The Class A and Class M Certificates shall initially be issued as one or more Certificates registered in the name of the Depository or its nominee and, except as provided below, registration of such Certificates may not be transferred by the Trustee except to another Depository that agrees to hold such Certificates for the respective Certificate Owners with Ownership Interests therein. The Certificate Owners shall hold their respective Ownership Interests in and to each Class A or Class M Certificate, through the book-entry facilities of the Depository and, except as provided below, shall not be entitled to Definitive Certificates in respect of such Ownership Interests. All transfers by Certificate Owners of their respective Ownership Interests in the Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall transfer the

Ownership Interests only in the Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

        The Trustee, the Master Servicer and the Depositor may for all purposes (including the making of payments due on the respective Classes of Book-Entry Certificates) deal with the Depository as the authorized representative of the Certificate Owners with respect to the respective Classes of Book-Entry Certificates for the purposes of exercising the rights of Certificateholders hereunder. The rights of Certificate Owners with respect to the respective Classes of Book-Entry Certificates shall be limited to those established by law and agreements between such Certificate Owners and the Depository Participants and brokerage firms representing such Certificate Owners. Multiple requests and directions from, and votes of, the Depository as Holder of any Class of Book-Entry Certificates with respect to any particular matter shall not be deemed inconsistent if they are made with respect to different Certificate Owners. The Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Certificateholders and shall give notice to the Depository of such record date.

        If (i)(A) the Depositor advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository and (B) the Depositor is unable to locate a qualified successor or (ii) the Depositor at its option advises the Trustee in writing that it elects to terminate the book-entry system through the
Depository,  the  Trustee  shall  notify all  Certificate  Owners,  through  the
Depository,  of the  occurrence  of any such  event and of the  availability  of
Definitive Certificates to Certificate Owners requesting the same. Upon surrender to the Trustee of the Book-Entry Certificates by the Depository, accompanied by registration instructions from the Depository for registration of transfer, the Trustee shall issue the Definitive Certificates. Neither the Depositor, the Master Servicer nor the Trustee shall be liable for any actions taken by the Depository or its nominee, including, without limitation, any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Depositor in connection with the issuance of the Definitive Certificates pursuant to this Section 5.01 shall be deemed to be imposed upon and performed by the Trustee, and the Trustee and the Master Servicer shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

        Unless the Trustee determines otherwise in accordance with applicable law and the rules and procedures of, or applicable to, the Depository, transfers of a beneficial interest in the Class B Certificates to a "qualified institutional buyer" as defined under Rule 144A may only be effectuated by means of an "SRO Rule 144A System" approved for such purpose by the Securities and Exchange Commission.

        (c) Each of the Certificates is intended to be a "security"  governed by
Article 8 of the Uniform Commercial Code as in effect in the State of New York and any other applicable jurisdiction, to the extent that any of such laws may be applicable.

        Section  5.02 Registration of Transfer and Exchange of Certificates.
                      -----------------------------------------------------

        (a) The Trustee shall cause to be kept at one of the offices or agencies to be appointed by the Trustee in accordance with the provisions of Section 8.12 a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee is initially appointed Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided. The Certificate Registrar, or the Trustee, shall provide the Master Servicer with a certified list of Certificateholders as of each Record Date prior to the related Determination Date.

        (b) Upon surrender for registration of transfer of any Certificate at any office or agency of the Trustee maintained for such purpose pursuant to
Section 8.12 and, in the case of any Class R Certificate, upon satisfaction of the conditions set forth below, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of a like Class and aggregate Percentage Interest.

        (c) At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized denominations of a like Class and aggregate Percentage Interest, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange the Trustee shall execute and the Certificate Registrar shall authenticate and deliver the Certificates of such Class which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

        (d) No transfer, sale, pledge or other disposition of a Class B Certificate shall be made unless such transfer, sale, pledge or other disposition is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with said Act and laws. Except as otherwise provided in this Section 5.02(d), in the event that a transfer of a Class B Certificate is to be made, (i) unless the Depositor directs the Trustee otherwise, the Trustee shall require a written Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from said Act and laws or is being made pursuant to said Act and laws, which Opinion of Counsel shall not be an expense of the Trustee, the Trust Fund, the Depositor or the Master Servicer, and (ii) the Trustee shall require the transferee to execute a representation letter, substantially in the form of
Exhibit I hereto, and the Trustee shall require the transferor to execute a representation letter, substantially in the form of Exhibit J hereto, each acceptable to and in form and substance satisfactory to the Depositor and the Trustee certifying to the Depositor and the Trustee the facts surrounding such transfer, which representation letters shall not be an expense of the Trustee, the Trust Fund, the Depositor or the Master Servicer. In lieu of the requirements set forth in the preceding sentence, transfers of Class B Certificates may be made in accordance with this Section 5.02(d) if the prospective transferee of such a Certificate provides the Trustee and the Master Servicer with an investment letter substantially in the form of Exhibit N attached hereto, which investment letter shall not be an expense of the Trustee, the Depositor, or the Master Servicer, and which investment letter states that, among other things, such transferee (i) is a "qualified institutional buyer" as defined under Rule 144A, acting for its own account or the accounts of other "qualified institutional buyers" as defined under Rule 144A, and (ii) is aware that the proposed transferor intends to rely on the exemption from registration requirements under the 1933 Act provided by Rule 144A. The Holder of a Class B Certificate desiring to effect any transfer, sale, pledge or other disposition shall, and does hereby agree to, indemnify the Trustee, the Depositor, the Master Servicer and the Certificate Registrar against any liability that may result if the transfer, sale, pledge or other disposition is not so exempt or is not made in accordance with such federal and state laws and this Agreement.

        (e) (i) In the case of any Class B or Class R Certificate presented for registration in the name of any Person, either (i) the Trustee shall require an Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee, the Depositor and the Master Servicer to the effect that the purchase or holding of such Class B or Class R Certificate is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under Section 406 of ERISA, or Section 4975 of the Code (or comparable provisions of any subsequent enactments), and will not subject the Trustee, the Depositor or the Master Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee, the Depositor or the Master Servicer or
(ii) the prospective transferee shall be required to provide the Trustee, the Depositor and the Master Servicer with a certification to the effect set forth in Exhibit P (with respect to a Class B Certificate), or in paragraph fourteen of Exhibit H-1 (with respect to a Class R Certificate), which the Trustee may rely upon without further inquiry or investigation, or such other certifications as the Trustee may deem desirable or necessary in order to establish that such transferee or the Person in whose name such registration is requested either (a) is not an employee benefit plan or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code, or any Person (including an insurance company investing its general accounts, an investment manager, a named fiduciary or a trustee of any such plan) who is using "plan assets" of any such plan to effect such acquisition (each, a "Plan Investor") or
(b) in the case of a Class B Certificate, the following conditions are satisfied: (i) such Transferee is an insurance company, (ii) the source of funds used to purchase or hold such Certificate (or interest therein) is an "insurance company general account" (as defined in U.S. Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60, and (iii) the conditions set forth in Sections I and III of PTCE 95-60 have been satisfied (each entity that satisfies this clause (b), a "Complying Insurance Company").

        (f) Any Transferee of a Class M Certificate will be deemed to have represented by virtue of its purchase or holding of such Certificate (or interest therein) that either (a) such Transferee is not a Plan Investor, (b) it has acquired and is holding such Certificate in reliance on Prohibited

Transaction Exemption ("PTE") 94-29, 59 Fed. Reg. 14674 (March 29, 1994), as amended by PTE 97-34, 62 Fed. Reg. 39021 (July 21, 1997), and PTE 2000-58, 65
Fed. Reg. 67765 (November 13, 2000) (the "RFC Exemption"), and that it understands that there are certain conditions to the availability of the RFC Exemption including that such Certificate must be rated, at the time of purchase, not lower than "BBB-" (or its equivalent) by Standard & Poor's, Fitch or Moody's or (c) such Transferee is a Complying Insurance Company.

        (g) (A) If any Class M Certificate (or any interest therein) is acquired or held by any Person that does not satisfy the conditions described in paragraph (ii) above, then the last preceding Transferee that either (i) is not a Plan Investor, (ii) acquired such Certificate in compliance with the RFC Exemption, or (iii) is a Complying Insurance Company shall be restored, to the extent permitted by law, to all rights and obligations as Certificate Owner thereof retroactive to the date of such Transfer of such Class M Certificate. The Trustee shall be under no liability to any Person for making any payments due on such Certificate to such preceding Transferee.

        (B) Any purported Certificate Owner whose acquisition or holding of any Class M Certificate (or interest therein) was effected in violation of the restrictions in this Section 5.02(e) shall indemnify and hold harmless the Company, the Trustee, the Master Servicer, any Subservicer, and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

        (h) (i) Each Person who has or who acquires any Ownership Interest in a Class R Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably authorized the Trustee or its designee under clause (iii)(A) below to deliver payments to a Person other than such Person and to negotiate the terms of any mandatory sale under clause (iii)(B) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale. The rights of each Person acquiring any Ownership Interest in a Class R Certificate are expressly subject to the following provisions:

                      (A) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

                      (B) In connection with any proposed Transfer of any Ownership Interest in a Class R Certificate, the Trustee shall require delivery to it, and shall not register the Transfer of any Class R Certificate until its receipt of, (I) an affidavit and agreement (a "Transfer Affidavit and Agreement," in the form attached hereto as Exhibit H-1) from the proposed Transferee, in form and substance satisfactory to the Master Servicer, representing and warranting, among other things, that it is a Permitted Transferee, that it is not acquiring its Ownership Interest in the Class R Certificate that is the subject of the proposed Transfer as a nominee, trustee or agent for any Person who is not a Permitted Transferee, that for so long as it retains its

               Ownership Interest in a Class R Certificate, it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of this Section 5.02(f) and agrees to be bound by them, and (II) a certificate, in the form attached hereto as Exhibit H-2, from the Holder wishing to transfer the Class R Certificate, in form and substance satisfactory to the Master Servicer, representing and warranting, among other things, that no purpose of the proposed Transfer is to impede the assessment or collection of tax.

                      (C) Notwithstanding the delivery of a Transfer Affidavit and Agreement by a proposed Transferee under clause (B) above, if a Responsible Officer of the Trustee who is assigned to this Agreement has actual knowledge that the proposed Transferee is not a Permitted Transferee, no Transfer of an Ownership Interest in a Class R Certificate to such proposed Transferee shall be effected.

                      (D) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall agree (x) to require a Transfer Affidavit and Agreement from any other Person to whom such Person attempts to transfer its Ownership Interest in a Class R Certificate and (y) not to transfer its Ownership Interest unless it provides a certificate to the Trustee in the form attached hereto as Exhibit H-2.

                      (E) Each Person holding or acquiring an Ownership Interest in a Class R Certificate, by purchasing an Ownership Interest in such Certificate, agrees to give the Trustee written notice that it is a "pass- through interest holder" within the meaning of Temporary Treasury Regulations Section 1.67-3T(a)(2)(i)(A) immediately upon acquiring an Ownership Interest in a Class R Certificate, if it is, or is holding an Ownership Interest in a Class R Certificate on behalf of, a "pass- through interest holder."

               (ii) The Trustee will register the Transfer of any Class R Certificate only if it shall have received the Transfer Affidavit and Agreement, a certificate of the Holder requesting such transfer in the form attached hereto as Exhibit H-2 and all of such other documents as shall have been reasonably required by the Trustee as a condition to such registration. Transfers of the Class R Certificates to Non-United States Persons and Disqualified Organizations (as defined in Section 860E(e)(5) of the Code) are prohibited.

               (iii) If any Disqualified Organization shall become a holder of a Class R Certificate, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. If a Non-United States Person shall become a holder of a Class R Certificate, then the last preceding United States Person shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. If a transfer of a Class R Certificate is disregarded pursuant to the provisions of Treasury Regulations

        Section 1.860E-1 or Section 1.860G-3, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. The Trustee shall be under no liability to any Person for any registration of Transfer of a Class R Certificate that is in fact not permitted by this
        Section 5.02(f) or for making any payments due on such Certificate to the holder thereof or for taking any other action with respect to such holder under the provisions of this Agreement.

               (iv) If any purported Transferee shall become a Holder of a Class R Certificate in violation of the restrictions in this Section 5.02(f) and to the extent that the retroactive restoration of the rights of the Holder of such Class R Certificate as described in clause (iii)(A) above shall be invalid, illegal or unenforceable, then the Master Servicer shall have the right, without notice to the holder or any prior holder of such Class R Certificate, to sell such Class R Certificate to a purchaser selected by the Master Servicer on such terms as the Master Servicer may choose. Such purported Transferee shall promptly endorse and deliver each Class R Certificate in accordance with the instructions of the Master Servicer. Such purchaser may be the Master Servicer itself or any Affiliate of the Master Servicer. The proceeds of such sale, net of the commissions (which may include commissions payable to the Master Servicer or its Affiliates), expenses and taxes due, if any, will be remitted by the Master Servicer to such purported Transferee. The terms and conditions of any sale under this clause (iii)(B) shall be determined in the sole discretion of the Master Servicer, and the Master Servicer shall not be liable to any Person having an Ownership Interest in a Class R Certificate as a result of its exercise of such discretion.

               (v) The Master Servicer, on behalf of the Trustee, shall make available, upon written request from the Trustee, all information necessary to compute any tax imposed (A) as a result of the Transfer of an Ownership Interest in a Class R Certificate to any Person who is a Disqualified Organization, including the information regarding "excess inclusions" of such Class R Certificates required to be provided to the Internal Revenue Service and certain Persons as described in Treasury Regulations Sections 1.860D-1(b)(5) and 1.860E- 2(a)(5), and (B) as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organization described in Section 1381 of the Code that holds an Ownership Interest in a Class R Certificate having as among its record holders at any time any Person who is a Disqualified Organization. Reasonable compensation for providing such information may be required by the Master Servicer from such Person.

               (vi) The provisions of this Section 5.02(f) set forth prior to this clause (v) may be modified, added to or eliminated, provided that there shall have been delivered to the Trustee the following:

                      (A) Written  notification  from each Rating  Agency to the effect that the modification, addition to or elimination of such provisions will not cause such Rating Agency to downgrade its then-current ratings, if any, of the Class A, Class M or

               Class B Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency; and

                      (B) A certificate of the Master Servicer  stating that the
               Master Servicer has received an Opinion of Counsel, in form and substance satisfactory to the Master Servicer, to the effect that such modification, addition to or absence of such provisions will not cause any of REMIC I, REMIC II or REMIC III to cease to qualify as a REMIC and will not cause (x) any of REMIC I, REMIC II or REMIC III to be subject to an entity-level tax caused by the Transfer of any Class R Certificate to a Person that is a Disqualified Organization or (y) a Certificateholder or another Person to be subject to a REMIC-related tax caused by the Transfer of a Class R Certificate to a Person that is not a Permitted Transferee.

        (i) No service charge shall be made for any transfer or exchange of Certificates of any Class, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

     (j) All Certificates surrendered for transfer and exchange shall be destroyed by the Certificate Registrar.

        Section  5.03 Mutilated, Destroyed, Lost or Stolen Certificates.
                      -------------------------------------------------

        If (i) any mutilated Certificate is surrendered to the Certificate Registrar, or the Trustee and the Certificate Registrar receive evidence to their satisfaction of the destruction, loss or theft of any Certificate, and
(ii) there is delivered to the Trustee and the Certificate Registrar such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor, Class and Percentage Interest but bearing a number not contemporaneously outstanding. Upon the issuance of any new Certificate under this Section, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Certificate Registrar) connected therewith. Any duplicate Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

        Section  5.04 Persons Deemed Owners.
                      ---------------------

        Prior to due presentation of a Certificate for registration of transfer, the Depositor, the Master Servicer, the Trustee, the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to

Section 4.02 and for all other purposes whatsoever, except as and to the extent provided in the definition of "Certificateholder" and in Section 4.08, and neither the Depositor, the Master Servicer, the Trustee, the Certificate Registrar nor any agent of the Depositor, the Master Servicer, the Trustee or the Certificate Registrar shall be affected by notice to the contrary except as provided in Section 5.02(f).

        Section  5.05 Appointment of Paying Agent.
                      ---------------------------

        The Trustee may appoint a Paying Agent for the purpose of making distributions to Certificateholders pursuant to Section 4.02. In the event of any such appointment, on or prior to each Distribution Date the Master Servicer on behalf of the Trustee shall deposit or cause to be deposited with the Paying Agent a sum sufficient to make the payments to Certificateholders in the amounts and in the manner provided for in Section 4.02 and 4.03, such sum to be held in trust for the benefit of Certificateholders.

        The Trustee shall cause each Paying Agent to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee that such Paying Agent will hold all sums held by it for the payment to Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to such Certificateholders. Any sums so held by such Paying Agent shall be held only in Eligible Accounts to the extent such sums are not distributed to the Certificateholders on the date of receipt by such Paying Agent.

                                          ARTICLE VI

                      THE DEPOSITOR AND THE MASTER SERVICER

Section 6.01 Respective Liabilities of the Depositor and the Master Servicer.

        The Depositor and the Master Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by the Depositor and the Master Servicer herein. By way of illustration and not limitation, the Depositor is not liable for the servicing and administration of the Mortgage Loans, nor is it obligated by
Section 7.01 or 10.01 to assume any obligations of the Master Servicer or to appoint a designee to assume such obligations, nor is it liable for any other obligation hereunder that it may, but is not obligated to, assume unless it elects to assume such obligation in accordance herewith.

        Section 6.02 Merger or Consolidation of the Depositor or the Master Servicer; Assignment of Rights and Delegation of Duties by Master Servicer.

        (a) The Depositor and the Master Servicer will each keep in full effect its existence, rights and franchises as a corporation under the laws of the state of its incorporation, and will each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

        (b) Any Person into which the Depositor or the Master Servicer may be merged or consolidated, or any corporation resulting from any merger or consolidation to which the Depositor or the Master Servicer shall be a party, or any Person succeeding to the business of the Depositor or the Master Servicer, shall be the successor of the Depositor or the Master Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Master Servicer shall be qualified to service mortgage loans on behalf of Fannie Mae or Freddie Mac; and provided further that each Rating Agency's ratings, if any, of the Class A, Class R, Class M or Class B Certificates will not be qualified, reduced or withdrawn as a result thereof (as evidenced by a letter to such effect from each Rating Agency).

        (c) Notwithstanding anything else in this Section 6.02 and Section 6.04 to the contrary, the Master Servicer may assign its rights and delegate its duties and obligations under this Agreement; provided that the Person accepting such assignment or delegation shall be a Person which is qualified to service mortgage loans on behalf of Fannie Mae or Freddie Mac, is reasonably satisfactory to the Trustee and the Depositor, is willing to service the Mortgage Loans and executes and delivers to the Depositor and the Trustee an agreement, in form and substance reasonably satisfactory to the Depositor and the Trustee, which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Master Servicer under this Agreement; provided further that each Rating Agency's rating of the Classes of Certificates that have been rated in effect immediately prior to such assignment and delegation will not be qualified, reduced or withdrawn as a result of such assignment and delegation (as evidenced by a letter to such effect from each Rating Agency). In the case of any such assignment and delegation, the Master Servicer shall be released from its obligations under this Agreement, except that the Master Servicer shall remain liable for all liabilities and obligations incurred by it as Master
Servicer hereunder prior to the satisfaction of the conditions to such assignment and delegation set forth in the next preceding sentence.

     Section 6.03 Limitation on Liability of the Depositor, the Master Servicer and Others.

        Neither the Depositor, the Master Servicer nor any of the directors, officers, employees or agents of the Depositor or the Master Servicer shall be under any liability to the Trust Fund or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor, the Master Servicer or any such Person against any breach of warranties or representations made herein or any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Depositor, the Master Servicer and any director, officer, employee or agent of the Depositor or the Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor, the Master Servicer and any director, officer, employee or agent of the Depositor or the Master Servicer shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder.

        Neither the Depositor nor the Master Servicer shall be under any obligation to appear in, prosecute or defend any legal or administrative action, proceeding, hearing or examination that is not incidental to its respective duties under this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the Depositor or the Master Servicer may in its discretion undertake any such action, proceeding, hearing or examination that it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action, proceeding, hearing or examination and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund, and the Depositor and the Master Servicer shall be entitled to be reimbursed therefor out of amounts attributable to the Mortgage Loans on deposit in the Custodial Account as provided by Section 3.10 and, on the Distribution Date(s) following such reimbursement, the aggregate of such expenses and costs shall be allocated in reduction of the Accrued Certificate Interest on each Class entitled thereto in the same manner as if such expenses and costs constituted a Prepayment Interest Shortfall.

        Section  6.04 Depositor and Master Servicer Not to Resign.
                      -------------------------------------------

        Subject to the provisions of Section 6.02, neither the Depositor nor the Master Servicer shall resign from its respective obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination permitting the resignation of the Depositor or the Master Servicer shall be evidenced by an Opinion of Counsel (at the expense of the resigning party) to such effect delivered to the Trustee. No such resignation by the Master Servicer shall become effective until the Trustee or a successor servicer shall have assumed the Master Servicer's responsibilities and obligations in accordance with
Section 7.02.

                                   ARTICLE VII

                                     DEFAULT

        Section  7.01 Events of Default.
                      -----------------

        Event of Default, wherever used herein, means any one of the following events (whatever reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

        (a) the Master Servicer shall fail to distribute or cause to be distributed to Holders of Certificates of any Class any distribution required to be made under the terms of the Certificates of such Class and this Agreement and, in either case, such failure shall continue unremedied for a period of 5 days after the date upon which written notice of such failure, requiring such failure to be remedied, shall have been given to the Master Servicer by the Trustee or the Depositor or to the Master Servicer, the Depositor and the Trustee by the Holders of Certificates of such Class evidencing Percentage Interests aggregating not less than 25%; or

               (i) the Master Servicer shall fail to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer contained in the Certificates of any Class or in this Agreement and such failure shall continue unremedied for a period of 30 days (except that such number of days shall be 15 in the case of a failure to pay the premium for any Required Insurance Policy) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee or the Depositor, or to the Master Servicer, the Depositor and the Trustee by the Holders of Certificates of any Class evidencing, as to such Class, Percentage Interests aggregating not less than 25%; or

               (ii) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or appointing a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

               (iii) the Master Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities, or similar proceedings of, or relating to, the Master Servicer or of, or relating to, all or substantially all of the property of the Master Servicer; or

               (iv) the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of, or commence a voluntary case under, any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

               (v) the Master  Servicer  shall  notify the  Trustee  pursuant to
        Section 4.04(b) that it is unable to deposit in the Certificate Account an amount equal to the Advance.

        If an Event of Default described in clauses (i)-(v) of this Section shall occur, then, and in each and every such case, so long as such Event of Default shall not have been remedied, either the Depositor or the Trustee shall at the direction of Holders of Certificates entitled to at least 51% of the Voting Rights, by notice in writing to the Master Servicer (and to the Depositor if given by the Trustee or to the Trustee if given by the Depositor), terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder; provided, however, the successor to the Master Servicer appointed pursuant to Section 7.02 shall have accepted the duties of Master Servicer effective upon the resignation of the Master Servicer. If an Event of Default described in clause (vi) hereof shall occur, the Trustee shall, by notice to the Master Servicer and the Depositor, immediately terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder as provided in Section 4.04(b). On or after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Certificates (other than as a Holder thereof) or the Mortgage Loans or otherwise, shall subject to Section 7.02 pass to and be vested in the Trustee or the Trustee's designee appointed pursuant to Section 7.02; and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. The Master Servicer agrees to cooperate with the Trustee in effecting the termination of the Master Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to the Trustee or its designee for administration by it of all cash amounts which shall at the time be credited to the Custodial Account or the Certificate Account or thereafter be received with respect to the Mortgage Loans. No such termination shall release the Master Servicer for any liability that it would otherwise have hereunder for any act or omission prior to the effective time of such termination.

        Notwithstanding any termination of the activities of Residential Funding in its capacity as Master Servicer hereunder, Residential Funding shall be entitled to receive, out of any late collection of a Monthly Payment on a Mortgage Loan which was due prior to the notice terminating Residential Funding's rights and obligations as Master Servicer hereunder and received after such notice, that portion to which Residential Funding would have been entitled pursuant to Sections 3.10(a)(ii), (vi) and (vii) as well as its Servicing Fee in respect thereof, and any other amounts payable to Residential Funding hereunder the entitlement to which arose prior to the termination of its activities hereunder. Upon the termination of Residential Funding as Master Servicer hereunder the Depositor shall deliver to the Trustee a copy of the Program Guide.

        Section  7.02 Trustee or Depositor to Act; Appointment of Successor.
                      -----------------------------------------------------

        (a) On and after the time the Master Servicer receives a notice of termination pursuant to Section 7.01 or resigns in accordance with Section 6.04, the Trustee or, upon notice to the Depositor and with the Depositor's consent (which shall not be unreasonably withheld) a designee (which meets the standards set forth below) of the Trustee, shall be the successor in all respects to the Master Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer (except for the responsibilities, duties and liabilities contained in Sections 2.02 and 2.03(a), excluding the duty to notify related Subservicers as set forth in such Sections, and its obligations to deposit amounts in respect of losses incurred prior to such notice or termination on the investment of funds in the Custodial Account or the Certificate Account pursuant to Sections 3.07(c) and 4.01(c) by the terms and provisions hereof); provided, however, that any failure to perform such duties or responsibilities caused by the preceding Master Servicer's failure to provide information required by Section 4.04 shall not be considered a default by the Trustee hereunder. As compensation therefor, the Trustee shall be entitled to all funds relating to the Mortgage Loans which the Master Servicer would have been entitled to charge to the Custodial Account or the Certificate Account if the Master Servicer had continued to act hereunder and, in addition, shall be entitled to the income from any Permitted Investments made with amounts attributable to the Mortgage Loans held in the Custodial Account or the Certificate Account. If the Trustee has become the successor to the Master Servicer in accordance with Section 6.04 or Section 7.01, then notwithstanding the above, the Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution, which is also a Fannie Mae or Freddie Mac-approved mortgage servicing institution, having a net worth of not less than $10,000,000 as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder. Pending appointment of a successor to the Master Servicer hereunder, the Trustee shall become successor to the Master Servicer and shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the initial Master Servicer hereunder. The Depositor, the Trustee, the Custodian and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. The Servicing Fee for any successor Master Servicer appointed pursuant to this Section 7.02 will be lowered with respect to those Mortgage Loans, if any, where the Subservicing Fee accrues at a rate of less than 0.50% per annum in the event that the successor Master Servicer is not servicing such Mortgage Loans directly and it is necessary to raise the related Subservicing Fee to a rate of 0.50% per annum in order to hire a Subservicer with respect to such Mortgage Loans.

     (b) In connection with the termination or resignation of the Master Servicer hereunder, either (i) the successor Master Servicer, including the Trustee if the Trustee is acting as successor Master Servicer, shall represent and warrant that it is a member of MERS in good standing and shall agree to comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS, in which case the predecessor Master Servicer shall cooperate with the successor Master Servicer in causing MERS to revise its records to reflect the transfer of servicing to the successor Master Servicer as necessary under MERS' rules and regulations, or
(ii) the predecessor Master Servicer shall cooperate with the successor Master Servicer in causing MERS to execute and deliver an assignment of Mortgage in recordable form to transfer the Mortgage from MERS to the Trustee and to execute and deliver such other notices, documents and other instruments as may be necessary or desirable to effect a transfer of such Mortgage Loan or servicing of such Mortgage Loan on the MERS(R) System to the successor Master Servicer. The predecessor Master Servicer shall file or cause to be filed any such assignment in the appropriate recording office. The predecessor Master Servicer shall bear any and all fees of MERS, costs of preparing any assignments of Mortgage, and fees and costs of filing any assignments of Mortgage that may be required under this subsection (b). The successor Master Servicer shall cause such assignment to be delivered to the Trustee or the Custodian promptly upon receipt of the original with evidence of recording thereon or a copy certified by the public recording office in which such assignment was recorded.

        Section  7.03 Notification to Certificateholders.
                      ----------------------------------

        (a) Upon any such termination or appointment of a successor to the Master Servicer, the Trustee shall give prompt written notice thereof to the Certificateholders at their respective addresses appearing in the Certificate Register.

        (b) Within 60 days after the occurrence of any Event of Default, the Trustee shall transmit by mail to all Holders of Certificates notice of each such Event of Default hereunder known to the Trustee, unless such Event of Default shall have been cured or waived as provided in Section 7.04 hereof.

        Section  7.04 Waiver of Events of Default.
                      ---------------------------

        The Holders representing at least 66% of the Voting Rights of Certificates affected by a default or Event of Default hereunder may waive any default or Event of Default; provided, however, that (a) a default or Event of Default under clause (i) of Section 7.01 may be waived only by all of the Holders of Certificates affected by such default or Event of Default and (b) no waiver pursuant to this Section 7.04 shall affect the Holders of Certificates in the manner set forth in Section 11.01(b)(i), (ii) or (iii). Upon any such waiver of a default or Event of Default by the Holders representing the requisite percentage of Voting Rights of Certificates affected by such default or Event of Default, such default or Event of Default shall cease to exist and shall be deemed to have been remedied for every purpose hereunder. No such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon except to the extent expressly so waived.

                                         ARTICLE VIII

                                    CONCERNING THE TRUSTEE

        Section  8.01 Duties of Trustee.
                      -----------------

        (a) The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default has occurred (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs.

        (b) The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement. The Trustee shall notify the Certificateholders of any such documents which do not materially conform to the requirements of this Agreement in the event that the Trustee, after so requesting, does not receive satisfactorily corrected documents.

        The Trustee shall forward or cause to be forwarded in a timely fashion the notices, reports and statements required to be forwarded by the Trustee pursuant to Sections 4.03, 4.06, 7.03, and 10.01. The Trustee shall furnish in a timely fashion to the Master Servicer such information as the Master Servicer may reasonably request from time to time for the Master Servicer to fulfill its duties as set forth in this Agreement. The Trustee covenants and agrees that it shall perform its obligations hereunder in a manner so as to maintain the status of each of REMIC I, REMIC II and REMIC III as a REMIC under the REMIC Provisions and to prevent the imposition of any federal, state or local income, prohibited transaction (except as provided in Section 3.22(d) herein), contribution or other tax on the Trust Fund to the extent that maintaining such status and avoiding such taxes are reasonably within the control of the Trustee and are reasonably within the scope of its duties under this Agreement.

        (c) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

               (i) Prior to the occurrence of an Event of Default, and after the curing or waiver of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee by the Depositor or the Master Servicer and which on their face, do not contradict the requirements of this Agreement;

               (ii) The Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

               (iii) The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Certificateholders holding Certificates which evidence, Percentage Interests aggregating not less than 25% of the affected classes as to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement;

               (iv) The Trustee shall not be charged with knowledge of any default (other than a default in payment to the Trustee) specified in clauses (i) and (ii) of Section 7.01 or an Event of Default under clauses (iii), (iv) and (v) of Section 7.01 unless a Responsible Officer of the Trustee assigned to and working in the Corporate Trust Office obtains actual knowledge of such failure or event or the Trustee receives written notice of such failure or event at its Corporate Trust Office from the Master Servicer, the Depositor or any Certificateholder; and

               (v) Except to the extent provided in Section 7.02, no provision in this Agreement shall require the Trustee to expend or risk its own funds (including, without limitation, the making of any Advance) or otherwise incur any personal financial liability in the performance of any of its duties as Trustee hereunder, or in the exercise of any of its rights or powers, if the Trustee shall have reasonable grounds for believing that repayment of funds or adequate indemnity against such risk or liability is not reasonably assured to it.

        (d) The Trustee shall timely pay, from its own funds, the amount of any and all federal, state and local taxes imposed on the Trust Fund or its assets or transactions including, without limitation, (A) "prohibited transaction" penalty taxes as defined in Section 860F of the Code, if, when and as the same shall be due and payable, (B) any tax on contributions to a REMIC after the Closing Date imposed by Section 860G(d) of the Code and (C) any tax on "net income from foreclosure property" as defined in Section 860G(c) of the Code, but only if such taxes arise out of a breach by the Trustee of its obligations hereunder, which breach constitutes negligence or willful misconduct of the Trustee.

        Section  8.02 Certain Matters Affecting the Trustee.
                      -------------------------------------

        (a)    Except as otherwise provided in Section 8.01:

               (i) The Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

               (ii) The Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

               (iii) The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs;

               (iv) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

               (v) Prior to the occurrence of an Event of Default hereunder and after the curing of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by the Holders of Certificates of any Class evidencing, as to such Class, Percentage Interests, aggregating not less than 50%; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to so proceeding. The reasonable expense of every such examination shall be paid by the Master Servicer, if an Event of Default shall have occurred and is continuing, and otherwise by the Certificateholder requesting the investigation;

               (vi) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys provided that the Trustee shall remain liable for any acts of such agents or attorneys; and

               (vii) To the extent authorized under the Code and the regulations promulgated thereunder, each Holder of a Class R Certificate hereby irrevocably appoints and authorizes the Trustee to be its attorney-in-fact for purposes of signing any Tax Returns required to be filed on behalf of the Trust Fund. The Trustee shall sign on behalf of the Trust Fund and deliver to the Master Servicer in a timely manner any Tax Returns prepared by or on behalf of the Master Servicer that the Trustee is required to sign as determined by the Master Servicer pursuant to applicable federal, state or local tax laws, provided that the Master Servicer shall indemnify the Trustee for signing any such Tax Returns that contain errors or omissions.

        (b) Following the issuance of the Certificates (and except as provided for in Section 3.22(d)), the Trustee shall not accept any contribution of assets to the Trust Fund unless it shall have obtained or been furnished with an Opinion of Counsel to the effect that such contribution will not (i) cause any of REMIC I, REMIC II or REMIC III to fail to qualify as a REMIC at any time that any Certificates are outstanding or (ii) cause the Trust Fund to be subject to any federal tax as a result of such contribution (including the imposition of any federal tax on "prohibited transactions" imposed under Section 860F(a) of the Code).

        Section  8.03 Trustee Not Liable for Certificates or Mortgage Loans.
                      -----------------------------------------------------

        The recitals contained herein and in the Certificates (other than the execution of the Certificates and relating to the acceptance and receipt of the Mortgage Loans) shall be taken as the statements of the Depositor or the Master Servicer as the case may be, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates (except that the Certificates shall be duly and validly executed and authenticated by it as Certificate Registrar) or of any Mortgage Loan or related document, or of MERS or the MERS(R) System. Except as otherwise provided herein, the Trustee shall not be accountable for the use or application by the Depositor or the Master Servicer of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Depositor or the Master Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Custodial Account or the Certificate Account by the Depositor or the Master Servicer.

        Section  8.04 Trustee May Own Certificates.
                      ----------------------------

        The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee.

     Section  8.05  Master   Servicer  to  Pay  Trustee's   Fees  and  Expenses;
          Indemnification.

        (a) The Master Servicer covenants and agrees to pay to the Trustee and any co- trustee from time to time, and the Trustee and any co-trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by each of them in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee and any co-trustee, and the Master Servicer will pay or reimburse the Trustee and any co-trustee upon request for all reasonable expenses, disbursements and advances incurred or made by the Trustee or any co-trustee in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ, and the expenses incurred by the Trustee or any co-trustee in connection with the appointment of an office or agency pursuant to Section 8.12) except any such expense, disbursement or advance as may arise from its negligence or bad faith.

        (b) The Master Servicer agrees to indemnify the Trustee for, and to hold the Trustee harmless against, any loss, liability or expense incurred without negligence or willful misconduct on its part, arising out of, or in connection with, the acceptance and administration of the Trust Fund, including the costs and expenses (including reasonable legal fees and expenses) of defending itself against any claim in connection with the exercise or performance of any of its powers or duties under this Agreement, provided that:

               (i) with respect to any such claim, the Trustee shall have given the Master Servicer written notice thereof promptly after the Trustee shall have actual knowledge thereof;

               (ii) while maintaining control over its own defense, the Trustee shall cooperate and consult fully with the Master Servicer in preparing such defense; and

               (iii) notwithstanding anything in this Agreement to the contrary, the Master Servicer shall not be liable for settlement of any claim by the Trustee entered into without the prior consent of the Master Servicer which consent shall not be unreasonably withheld.

        No termination of this Agreement shall affect the obligations created by this Section 8.05(b) of the Master Servicer to indemnify the Trustee under the conditions and to the extent set forth herein.

     Notwithstanding the foregoing, the indemnification provided by the Master Servicer in this

Section 8.05(b) shall not pertain to any loss, liability or expense of the Trustee, including the costs and expenses of defending itself against any claim, incurred in connection with any actions taken by the Trustee at the direction of Certificateholders pursuant to the terms of this Agreement.

        Section  8.06 Eligibility Requirements for Trustee.
                      ------------------------------------

        The Trustee hereunder shall at all times be a national banking association or a New York banking corporation having its principal office in a state and city acceptable to the Depositor and organized and doing business under the laws of such state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority. If such corporation or national banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

        In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07.

        Section 8.07 Resignation and Removal of the Trustee.

        (a) The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Depositor and the Master Servicer. Upon receiving such notice of resignation, the Depositor shall promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation then the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

        (b) If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 and shall fail to resign after written request therefor by the Depositor, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Depositor may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee. In addition, in the event that the Depositor determines that the Trustee has failed (i) to distribute or cause to be distributed to Certificateholders any amount required to be distributed hereunder, if such amount is held by the Trustee or its Paying Agent (other than the Master Servicer or the Depositor) for distribution or (ii) to otherwise observe or perform in any material respect any of its covenants, agreements or obligations hereunder, and such failure shall continue unremedied for a period of 5 days (in respect of clause (i) above) or 30 days (in respect of clause (ii) above) after the date on which written notice of such failure, requiring that the same be remedied, shall have been given to the Trustee by the Depositor, then the Depositor may remove the Trustee and appoint a successor trustee by written instrument delivered as provided in the preceding sentence. In connection with the appointment of a successor trustee pursuant to the preceding sentence, the Depositor shall, on or before the date on which any such appointment becomes effective, obtain from each Rating Agency written confirmation that the appointment of any such successor trustee will not result in the reduction of the ratings on any class of the Certificates below the lesser of the then current or original ratings on such Certificates.

        (c) The Holders of Certificates entitled to at least 51% of the Voting Rights may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Depositor, one complete set to the Trustee so removed and one complete set to the successor so appointed.

        (d) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor trustee as provided in
Section 8.08.

        Section  8.08 Successor Trustee.
                      -----------------

        (a) Any successor trustee appointed as provided in Section 8.07 shall execute, acknowledge and deliver to the Depositor and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The predecessor trustee shall deliver to the successor trustee all Mortgage Files and related documents and statements held by it hereunder (other than any Mortgage Files at the time held by a Custodian, which shall become the agent of any successor trustee hereunder), and the Depositor, the Master Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

        (b) No successor trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 8.06.

        (c) Upon acceptance of appointment by a successor trustee as provided in this Section, the Depositor shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register. If the Depositor fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Depositor.

        Section  8.09 Merger or Consolidation of Trustee.
                      ----------------------------------

        Any corporation or national banking association into which the Trustee may be merged or converted or with which it may be consolidated or any corporation or national banking association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or national banking association succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation or national banking association shall be eligible under the provisions of Section 8.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. The Trustee shall mail notice of any such merger or consolidation to the Certificateholders at their address as shown in the Certificate Register.

        Section 8.10 Appointment of Co-Trustee or Separate Trustee.

        (a) Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing the same may at the time be located, the Master Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Master Servicer and the Trustee may consider necessary or desirable. If the Master Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.06 hereunder and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 8.08 hereof.

        (b) In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 8.10 all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee, and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

        (c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

        (d) Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

        Section  8.11 Appointment of Custodians.
                      -------------------------

        The Trustee may, with the consent of the Master Servicer and the Depositor, appoint one or more Custodians who are not Affiliates of the Depositor or the Master Servicer to hold all or a portion of the Mortgage Files as agent for the Trustee, by entering into a Custodial Agreement. Subject to
Article VIII, the Trustee agrees to comply with the terms of each Custodial Agreement and to enforce the terms and provisions thereof against the Custodian for the benefit of the Certificateholders. Each Custodian shall be a depository institution subject to supervision by federal or state authority, shall have a combined capital and surplus of at least $15,000,000 and shall be qualified to do business in the jurisdiction in which it holds any Mortgage File. Each
Custodial Agreement may be amended only as provided in Section 11.01. The Trustee shall notify the Certificateholders of the appointment of any Custodian (other than the Custodian appointed as of the Closing Date) pursuant to this
Section 8.11.

        Section  8.12 Appointment of Office or Agency.
                      -------------------------------

        The Trustee will maintain an office or agency in the City of New York where Certificates may be surrendered for registration of transfer or exchange. The Trustee initially designates its offices located at 450 West 33rd Street, 14th Floor, New York, New York 10001 for the purpose of keeping the Certificate Register. The Trustee will maintain an office at the address stated in Section 11.05(c) hereof where notices and demands to or upon the Trustee in respect of this Agreement may be served.

                                          ARTICLE IX

                     TERMINATION OR OPTIONAL PURCHASE OF ALL CERTIFICATES

        Section       9.01  Optional  Purchase  by the  Master  Servicer  of All
                      Certificates; Termination Upon Purchase by the Master Servicer or Liquidation of All Mortgage Loans.

        (a) Subject to Section 9.02, the respective obligations and responsibilities of the Depositor, the Master Servicer and the Trustee created hereby in respect of the Certificates (other than the obligation of the Trustee to make certain payments after the Final Distribution Date to Certificateholders and the obligation of the Depositor to send certain notices as hereinafter set forth) shall terminate upon the last action required to be taken by the Trustee on the Final Distribution Date pursuant to this Article IX following the earlier of:

               (i) the later of the final payment or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, or

               (ii) the purchase by the Master Servicer of all Group I Loans and all property acquired in respect of any Group I Loan remaining in the Trust Fund and the purchase by the Master Servicer of all Group II Loans and all property acquired in respect of any Group II Loan remaining in the Trust Fund, in each case, at a price equal to 100% of the unpaid principal balance of each Mortgage Loan (or, if less than such unpaid principal balance, the fair market value of the related underlying property of such Mortgage Loan with respect to Mortgage Loans as to which title has been acquired if such fair market value is less than such unpaid principal balance) (net of any unreimbursed Advances attributable to principal) on the day of repurchase, plus accrued interest thereon at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of any Modified Mortgage Loan), to, but not including, the first day of the month in which such repurchase price is distributed; provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof; provided further, that, if the amount due under any Certificate shall not have been reduced to zero prior to the Maturity Date, the Master Servicer shall be required to terminate this Agreement in accordance with this clause (ii); and provided further, that the purchase price set forth above shall be increased as is necessary, as determined by the Master Servicer, to avoid disqualification of any of REMIC I, REMIC II or REMIC III as a REMIC.

        The right of the Master Servicer to purchase all the assets of the Trust Fund relating to the Group I Loans, pursuant to clause (ii) above is conditioned upon the date of such purchase occurring on or after the Group I Optional Termination Date. The right of the Master Servicer to purchase all the assets of the Trust Fund relating to the Group II Loans, pursuant to clause (ii) above is conditioned upon the date of such purchase occurring on or after the Group II Optional Termination Date. If such right is exercised by the Master Servicer, the Master Servicer shall be deemed to have been reimbursed for the full amount of any unreimbursed Advances theretofore made by it with respect to the Mortgage Loans being purchased. In addition, the Master Servicer shall provide to the Trustee the certification required by Section 3.15 and the Trustee and any Custodian shall, promptly following payment of the purchase price, release to the Master Servicer the Mortgage Files pertaining to the Mortgage Loans being purchased.

        In addition to the foregoing, on any Distribution Date on or after the Group I Optional Termination Date, the Master Servicer shall have the right, at its option, to purchase the Group I Certificates in whole, but not in part, at a price equal to the sum of the outstanding Certificate Principal Balance of such Certificates plus the sum of one month's Accrued Certificate Interest thereon, or, with respect to the Class AV-I Certificates, on their Notional Amount, any previously unpaid Accrued Certificate Interest, and any unpaid Prepayment Interest Shortfall previously allocated thereto. On any Distribution Date on or after the Group II Optional Termination Date, the Master Servicer shall have the right, at its option, to purchase the Group II Certificates in whole, but not in part, at a price equal to the sum of the outstanding Certificate Principal Balance of such Certificates plus the sum of one month's Accrued Certificate Interest thereon, any previously unpaid Accrued Certificate Interest, and any unpaid Prepayment Interest Shortfall previously allocated thereto. If the Master Servicer exercises this right to purchase the outstanding Group I Certificates or Group II Certificates, the Master Servicer will promptly terminate the respective obligations and responsibilities created hereby in respect of these Certificates pursuant to this Article IX.

        (b) The Master Servicer shall give the Trustee not less than 60 days' prior notice of the Distribution Date on which the Master Servicer anticipates that the final distribution will be made to Certificateholders (whether as a result of the exercise by the Master Servicer of its right to purchase the assets of the Trust Fund or otherwise). Notice of any termination, specifying the anticipated Final Distribution Date (which shall be a date that would otherwise  be  a  Distribution  Date)  upon  which  the  Certificateholders  may surrender their Certificates to the Trustee for payment of the final distribution and cancellation, shall be given promptly by the Master Servicer (if it is exercising its right to purchase the assets of the Trust Fund), or by the Trustee (in any other case) by letter to Certificateholders mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution specifying:

               (i) the anticipated Final Distribution Date upon which final payment of the Certificates is anticipated to be made upon presentation and surrender of Certificates at the office or agency of the Trustee therein designated,

               (ii)   the amount of any such final payment, if known, and

               (iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, and that payment will be made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified.

        If the Master Servicer is obligated to give notice to Certificateholders as aforesaid, it shall give such notice to the Certificate Registrar at the time such notice is given to Certificateholders. In the event such notice is given by the Master Servicer, the Master Servicer shall deposit in the Certificate Account before the Final Distribution Date in immediately available funds an amount equal to the purchase price for the assets of the Trust Fund computed as above provided. The Master Servicer shall provide to the Trustee written notification of any change to the anticipated Final Distribution Date as soon as practicable. If the Trust Fund is not terminated on the anticipated Final Distribution Date, for any reason, the Trustee shall promptly mail notice thereof to each affected Certificateholder.

        (c) Upon presentation and surrender of the Certificates by the Certificateholders, the Trustee shall distribute to the Certificateholders (i) the amount otherwise distributable on such Distribution Date, if not in connection with the Master Servicer's election to repurchase, or (ii) if the Master Servicer elected to so repurchase, an amount equal to the outstanding Certificate Principal Balance of the Certificates, plus Accrued Certificate Interest thereon for the related Interest Accrual Period and any previously unpaid Accrued Certificate Interest.

        (d) In the event that any Certificateholders shall not surrender their Certificates for final payment and cancellation on or before the Final
Distribution Date, the Trustee shall on such date cause all funds in the Certificate Account not distributed in final distribution to Certificateholders to be withdrawn therefrom and credited to the remaining Certificateholders by depositing such funds in a separate escrow account for the benefit of such Certificateholders, and the Master Servicer (if it exercised its right to purchase the assets of the Trust Fund), or the Trustee (in any other case) shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within six months after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee shall take appropriate steps as directed by the Master Servicer to contact the remaining Certificateholders concerning surrender of their Certificates. The costs and expenses of maintaining the escrow account and of contacting Certificateholders shall be paid out of the assets which remain in the escrow account. If within nine months after the second notice any Certificates shall not have been surrendered for cancellation, the Trustee shall pay to the Master Servicer all amounts distributable to the holders thereof and the Master Servicer shall thereafter hold such amounts until distributed to such holders. No interest shall accrue or be payable to any Certificateholder on any amount held in the escrow account or by the Master Servicer as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with this Section 9.01 and the Certificateholders shall look only to the Master Servicer for such payment.

        Section  9.02 Additional Termination Requirements.
                      -----------------------------------

        (a) Any of REMIC I, REMIC II and REMIC III, as the case may be, shall be terminated in accordance with the following additional requirements, unless the Trustee and the Master Servicer have received an Opinion of Counsel (which Opinion of Counsel shall not be an expense of the Trustee) to the effect that the failure of any of REMIC I, REMIC II and REMIC III, as the case may be, to comply with the requirements of this Section 9.02 will not (i) result in the imposition on the Trust Fund of taxes on "prohibited transactions," as described in Section 860F of the Code, or (ii) cause any of REMIC I, REMIC II or REMIC III to fail to qualify as a REMIC at any time that any Certificate is outstanding:

               (i) The Master Servicer shall establish a 90-day liquidation period for each of REMIC I, REMIC II and REMIC III, and specify the first day of such period in a statement attached to the Trust Fund's final Tax Return pursuant to Treasury regulations Section 1.860F-1. The Master Servicer also shall satisfy all of the requirements of a qualified liquidation for each of REMIC I, REMIC II and REMIC III, under
        Section 860F of the Code and the regulations thereunder;

               (ii) The Master Servicer shall notify the Trustee at the commencement of such 90-day liquidation period and, at or prior to the time of making of the final payment on the Certificates, the Trustee shall sell or otherwise dispose of all of the remaining assets of the Trust Fund in accordance with the terms hereof; and

               (iii) If the Master Servicer is exercising its right to purchase the assets of the Trust Fund, the Master Servicer shall, during the 90-day liquidation period and at or prior to the Final Distribution Date, purchase all of the assets of the Trust Fund for cash; provided, however, that in the event that a calendar quarter ends after the commencement of the 90-day liquidation period but prior to the Final
        Distribution Date, the Master Servicer shall not purchase any of the assets of the Trust Fund prior to the close of that calendar quarter.

        (b) Each Holder of a Certificate and the Trustee hereby irrevocably approves and appoints the Master Servicer as its attorney-in-fact to adopt a plan of complete liquidation for each of REMIC I, REMIC II and REMIC III at the expense of the Trust Fund in accordance with the terms and conditions of this Agreement.

                                    ARTICLE X

                                REMIC PROVISIONS

        Section  10.01       REMIC Administration.
                             --------------------

        (a) The REMIC Administrator shall make an election to treat each of REMIC I, REMIC II and REMIC III as a REMIC under the Code and, if necessary, under applicable state law. Such election will be made on Form 1066 or other appropriate federal tax or information return (including Form 8811) or any appropriate state return for the taxable year ending on the last day of the calendar year in which the Certificates are issued. The REMIC I Regular Interests shall be designated as the "regular interests" and the Class R-I Certificates shall be designated as the sole class of "residual interests" in the REMIC I. The REMIC II Regular Interests shall be designated as the "regular interests" and the Class R-II Certificates shall be designated as the sole class of "residual interests" in REMIC II. The Class A-I, Class AP-I, Class AV-I, Class M-I-1, Class M-I-2, Class M-I-3, Class M-II-1, Class M-II-2, Class M-II-3, Class B-I-1, Class B-I-2, Class B-I-3, Class B-II-1, Class B-II-2 and Class B-II-3 Certificates shall be designated as the "regular interests" in REMIC III and the Class R-III Certificates shall be designated the sole class of "residual interests" in REMIC III. The REMIC Administrator and the Trustee shall not permit the creation of any "interests" (within the meaning of Section 860G of the Code) in the REMIC other than the Certificates.

        (b) The Closing Date is hereby designated as the "startup day" of each of REMIC I, REMIC II and REMIC III within the meaning of Section 860G(a)(9) of the Code.

        (c) The REMIC Administrator shall hold a Class R Certificate in each REMIC representing a 0.01% Percentage Interest of the Class R Certificates in each REMIC and shall be designated as the "tax matters person" with respect to each of REMIC I, REMIC II and REMIC III in the manner provided under Treasury regulations section 1.860F-4(d) and Treasury regulations section 301.6231(a)(7)-1. The REMIC Administrator, as tax matters person, shall (i) act on behalf of each of REMIC I, REMIC II and REMIC III in relation to any tax matter or controversy involving the Trust Fund and (ii) represent the Trust Fund in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto. The legal expenses, including without limitation attorneys' or accountants' fees, and costs of any such proceeding and any liability resulting therefrom shall be expenses of the Trust Fund and the REMIC Administrator shall be entitled to reimbursement therefor out of amounts attributable to the Mortgage Loans on deposit in the Custodial Account as provided by Section 3.10 unless such legal expenses and costs are incurred by reason of the REMIC Administrator's willful misfeasance, bad faith or gross negligence. If the REMIC Administrator is no longer the Master Servicer hereunder, at its option the REMIC Administrator may continue its duties as REMIC Administrator and shall be paid reasonable compensation not to exceed $3,000 per year by any successor Master Servicer hereunder for so acting as the REMIC Administrator.

     (d) The REMIC Administrator shall prepare or cause to be prepared all of the Tax

Returns that it determines are required with respect to the REMIC created hereunder and deliver such Tax Returns in a timely manner to the Trustee and the Trustee shall sign and file such Tax Returns in a timely manner. The expenses of preparing such returns shall be borne by the REMIC Administrator without any right of reimbursement therefor. The REMIC Administrator agrees to indemnify and hold harmless the Trustee with respect to any tax or liability arising from the Trustee's signing of Tax Returns that contain errors or omissions. The Trustee and Master Servicer shall promptly provide the REMIC Administrator with such information as the REMIC Administrator may from time to time request for the purpose of enabling the REMIC Administrator to prepare Tax Returns.

        (e) The REMIC Administrator shall provide (i) to any Transferor of a Class R Certificate such information as is necessary for the application of any tax relating to the transfer of a Class R Certificate to any Person who is not a Permitted Transferee, (ii) to the Trustee and the Trustee shall forward to the Certificateholders such information or reports as are required by the Code or the REMIC Provisions including reports relating to interest, original issue discount, if any, and market discount or premium (using the Prepayment Assumption) and (iii) to the Internal Revenue Service the name, title, address and telephone number of the person who will serve as the representative of each REMIC created hereunder.

        (f) The Master Servicer and the REMIC Administrator shall take such actions and shall cause each REMIC created hereunder to take such actions as are reasonably within the Master Servicer's or the REMIC Administrator's control and the scope of its duties more specifically set forth herein as shall be necessary or desirable to maintain the status thereof as a REMIC under the REMIC Provisions (and the Trustee shall assist the Master Servicer and the REMIC Administrator, to the extent reasonably requested by the Master Servicer and the REMIC Administrator to do so). In performing their duties as more specifically set forth herein, the Master Servicer and the REMIC Administrator shall not knowingly or intentionally take any action, cause the Trust Fund to take any action or fail to take (or fail to cause to be taken) any action reasonably within their respective control and the scope of duties more specifically set forth herein, that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of any of REMIC I, REMIC II or REMIC III as a REMIC or (ii) result in the imposition of a tax upon any of REMIC I, REMIC II or REMIC III (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code (except as provided in
Section 3.22(d)) and the tax on contributions to a REMIC set forth in Section 860G(d) of the Code) (either such event, in the absence of an Opinion of Counsel or the indemnification referred to in this sentence, an "Adverse REMIC Event") unless the Master Servicer or the REMIC Administrator, as applicable, has received an Opinion of Counsel (at the expense of the party seeking to take such action or, if such party fails to pay such expense, and the Master Servicer or the REMIC Administrator, as applicable, determines that taking such action is in the best interest of the Trust Fund and the Certificateholders, at the expense of the Trust Fund, but in no event at the expense of the Master Servicer, the REMIC Administrator or the Trustee) to the effect that the contemplated action will not, with respect to the Trust Fund created hereunder, endanger such status or, unless the Master Servicer or the REMIC Administrator or both, as applicable, determine in its or their sole discretion to indemnify the Trust Fund against the imposition of such a tax, result in the imposition of such a tax. Wherever in this Agreement a contemplated action may not be taken because the timing of such action might result in the imposition of a tax on the Trust Fund, or may only be taken pursuant to an Opinion of Counsel that such action would not impose a tax on the Trust Fund, such action may nonetheless be taken provided that the indemnity given in the preceding sentence with respect to any taxes that might be imposed on the Trust Fund has been given and that all other preconditions to the taking of such action have been satisfied. The Trustee shall not take or fail to take any action (whether or not authorized hereunder) as to which the Master Servicer or the REMIC Administrator, as applicable, has advised it in writing that it has received an Opinion of Counsel to the effect that an Adverse REMIC Event could occur with respect to such action. In addition, prior to taking any action with respect to the Trust Fund or its assets, or causing the Trust Fund to take any action, which is not expressly permitted under the terms of this Agreement, the Trustee will consult with the Master Servicer or the REMIC Administrator, as applicable, or its designee, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to the Trust Fund and the Trustee shall not take any such action or cause the Trust Fund to take any such action as to which the Master Servicer or the REMIC Administrator, as applicable, has advised it in writing that an Adverse REMIC Event could occur. The Master Servicer or the REMIC Administrator, as applicable, may consult with counsel to make such written advice, and the cost of same shall be borne by the party seeking to take the action not expressly permitted by this Agreement, but in no event at the expense of the Master Servicer or the REMIC Administrator. At all times as may be required by the Code, the Master Servicer or the REMIC Administrator, as applicable, will to the extent within its control and the scope of its duties more specifically set forth herein, maintain substantially all of the assets of the REMIC as "qualified mortgages" as defined in Section 860G(a)(3) of the Code and "permitted investments" as defined in Section 860G(a)(5) of the Code.

        (g) In the event that any tax is imposed on "prohibited transactions" of any REMIC created hereunder as defined in Section 860F(a)(2) of the Code, on "net income from foreclosure property" of any REMIC as defined in Section 860G(c) of the Code, on any contributions to any REMIC after the startup day therefor pursuant to Section 860G(d) of the Code, or any other tax imposed by the Code or any applicable provisions of state or local tax laws, such tax shall be charged (i) to the Master Servicer, if such tax arises out of or results from a breach by the Master Servicer of any of its obligations under this Agreement or the Master Servicer has in its sole discretion determined to indemnify the Trust Fund against such tax, (ii) to the Trustee, if such tax arises out of or results from a breach by the Trustee of any of its obligations under this
Article X, or (iii) otherwise against amounts on deposit in the Custodial Account as provided by Section 3.10 and on the Distribution Date(s) following such reimbursement the aggregate of such taxes shall be allocated in reduction of the Accrued Certificate Interest on each Class entitled thereto in the same manner as if such taxes constituted a Prepayment Interest Shortfall.

        (h) The Trustee and the Master Servicer shall, for federal income tax purposes, maintain books and records with respect to each REMIC on a calendar year and on an accrual basis or as otherwise may be required by the REMIC Provisions.

        (i) Following the startup day, neither the Master Servicer nor the Trustee shall accept any contributions of assets to any REMIC unless (subject to Section 10.01(f)) the Master Servicer and the Trustee shall have received an Opinion of Counsel (at the expense of the party seeking to make such contribution) to the effect that the inclusion of such assets in any REMIC will not cause any of REMIC I, REMIC II or REMIC III to fail to qualify as a REMIC at any time that any Certificates are outstanding or subject any such REMIC to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

        (j)  Neither  the Master  Servicer  nor the  Trustee  shall  (subject to
Section 10.01(f)) enter into any arrangement by which any of REMIC I, REMIC II or REMIC III will receive a fee or other compensation for services nor permit any of REMIC I, REMIC II or REMIC III to receive any income from assets other than "qualified mortgages" as defined in Section 860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code.

        (k) Solely for the purposes of Section 1.860G-1(a)(4)(iii) of the Treasury Regulations, the "latest possible maturity date" by which the Certificate Principal Balance of each Class of Certificates (other than the Class AV-I Certificates) representing a regular interest in the applicable REMIC and the Uncertificated Principal Balance of each Uncertificated REMIC Regular Interest (other than each Uncertificated REMIC Regular Interest represented by a Class AV-I Certificate, if any) and the rights to the Class AV-I Certificates and Uncertificated REMIC Regular Interest represented by any Class AV-I Certificate would be reduced to zero is the Maturity Date for each such Certificate and Interest.

        (l) Within 30 days after the Closing Date, the REMIC Administrator shall prepare and file with the Internal Revenue Service Form 8811, "Information Return for Real Estate Mortgage Investment Conduits (REMIC) and Issuers of Collateralized Debt Obligations" for the Trust Fund.

        (m) Neither the Trustee nor the Master Servicer shall sell, dispose of or substitute for any of the Mortgage Loans (except in connection with (i) the default, imminent default or foreclosure of a Mortgage Loan, including but not limited to, the acquisition or sale of a Mortgaged Property acquired by deed in lieu of foreclosure, (ii) the bankruptcy of the Trust Fund, (iii) the termination of any REMIC pursuant to Article IX of this Agreement or (iv) a purchase of Mortgage Loans pursuant to Article II or III of this Agreement) or acquire any assets for any REMIC or sell or dispose of any investments in the Custodial Account or the Certificate Account for gain, or accept any contributions to any REMIC after the Closing Date unless it has received an Opinion of Counsel that such sale, disposition, substitution or acquisition will not (a) affect adversely the status of any of REMIC I, REMIC II or REMIC III as a REMIC or (b) unless the Master Servicer has determined in its sole discretion to indemnify the Trust Fund against such tax, cause any REMIC to be subject to a tax on "prohibited transactions" or "contributions" pursuant to the REMIC Provisions.

     Section   10.02   Master   Servicer,   REMIC   Administrator   and  Trustee
Indemnification.

        (a) The Trustee agrees to indemnify the Trust Fund, the Depositor, the REMIC Administrator and the Master Servicer for any taxes and costs including, without limitation, any reasonable attorneys fees imposed on or incurred by the Trust Fund, the Depositor or the Master Servicer, as a result of a breach of the Trustee's covenants set forth in Article VIII or this Article X. In the event that Residential Funding is no longer the Master Servicer, the Trustee shall indemnify Residential Funding for any taxes and costs including, without limitation, any reasonable attorneys fees imposed on or incurred by Residential Funding as a result of a breach of the Trustee's covenants set forth in Article VIII or this Article X.

        (b) The REMIC Administrator agrees to indemnify the Trust Fund, the Depositor, the Master Servicer and the Trustee for any taxes and costs (including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust Fund, the Depositor, the Master Servicer or the Trustee, as a result of a breach of the REMIC Administrator's covenants set forth in this
Article X with respect to compliance with the REMIC Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax Returns prepared by the REMIC Administrator that contain errors or omissions; provided, however, that such liability will not be imposed to the extent such breach is a result of an error or omission in information provided to the REMIC Administrator by the Master Servicer in which case Section 10.02(c) will apply.

        (c) The Master Servicer agrees to indemnify the Trust Fund, the Depositor, the REMIC Administrator and the Trustee for any taxes and costs (including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust Fund, the Depositor or the Trustee, as a result of a breach of the Master Servicer's covenants set forth in this Article X or in
Article III with respect to compliance with the REMIC Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax Returns prepared by the Master Servicer that contain errors or omissions.

                                          ARTICLE XI

                                   MISCELLANEOUS PROVISIONS

        Section  11.01       Amendment.
                             ---------

        (a) This Agreement or any Custodial Agreement may be amended from time to time by the Depositor, the Master Servicer and the Trustee:

               (i)    to cure any ambiguity,

               (ii) to correct or supplement any provisions herein or therein, which may be inconsistent with any other provisions herein or therein or to correct any error,

               (iii) to modify, eliminate or add to any of its provisions to such extent as shall be necessary or desirable to maintain the qualification of REMIC I, REMIC II or REMIC III as REMICs at all times that any Certificate is outstanding or to avoid or minimize the risk of the imposition of any tax on the Trust Fund pursuant to the Code that would be a claim against the Trust Fund, provided that the Trustee has received an Opinion of Counsel to the effect that (A) such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax and (B) such action will not adversely affect in any material respect the interests of any Certificateholder,

               (iv) to change the timing and/or nature of deposits into the Custodial Account or the Certificate Account or to change the name in which the Custodial Account is maintained, provided that (A) the Certificate Account Deposit Date shall in no event be later than the related Distribution Date, (B) such change shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder and (C) such change shall not result in a reduction of the rating assigned to any Class of Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date, as evidenced by a letter from each Rating Agency to such effect,

               (v) to modify, eliminate or add to the provisions of Section 5.02(f) or any other provision hereof restricting transfer of the Class R Certificates by virtue of their being the "residual interests" in the Trust Fund provided that (A) such change shall not result in reduction of the rating assigned to any such Class of Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date, as evidenced by a letter from each Rating Agency to such effect, and (B) such change shall not, as evidenced by an Opinion of Counsel (at the expense of the party seeking so to modify, eliminate or add such provisions), cause the Trust Fund or any of the Certificateholders (other than the transferor) to be subject to a federal tax caused by a transfer to a Person that is not a Permitted Transferee, or

               (vi) to make any other provisions with respect to matters or questions arising under this Agreement or such Custodial Agreement which shall not be materially inconsistent with the provisions of this Agreement, provided that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder and is authorized or permitted under
        Section 11.09(d).

        (b) This Agreement or any Custodial Agreement may also be amended from time to time by the Depositor, the Master Servicer, the Trustee and the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or such Custodial Agreement or of modifying in any manner the rights of the Holders of Certificates of such Class; provided, however, that no such amendment shall:

               (i) reduce in any manner the amount of, or delay the timing of, payments which are required to be distributed on any Certificate without the consent of the Holder of such Certificate,

               (ii) adversely affect in any material respect the interest of the Holders of Certificates of any Class in a manner other than as described in clause (i) hereof without the consent of Holders of Certificates of such Class evidencing, as to such Class, Percentage Interests aggregating not less than 66%, or

               (iii) reduce the aforesaid percentage of Certificates of any Class the Holders of which are required to consent to any such amendment, in any such case without the consent of the Holders of all Certificates of such Class then outstanding.

        (c) Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel (at the expense of the party seeking such amendment) to the effect that such amendment or the exercise of any power granted to the Master Servicer, the Depositor or the Trustee in accordance with such amendment is permitted hereunder and will not result in the imposition of a federal tax on the Trust Fund or cause REMIC I, REMIC II or REMIC III to fail to qualify as REMICs at any time that any Certificate is outstanding. The Trustee may but shall not be obligated to enter into any amendment pursuant to this Section that affects its rights, duties and immunities and this agreement or otherwise; provided however, such consent shall not be unreasonably withheld.

        (d) Promptly after the execution of any such amendment the Trustee shall furnish written notification of the substance of such amendment to each Certificateholder. It shall not be necessary for the consent of Certificateholders under this Section 11.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

        (e) The Depositor shall have the option, in its sole discretion, to obtain and deliver to the Trustee any corporate guaranty, payment obligation, irrevocable letter of credit, surety bond, insurance policy or similar instrument or a reserve fund, or any combination of the foregoing, for the purpose of protecting the Holders of the Class R Certificates against any or all Realized Losses or other shortfalls. Any such instrument or fund shall be held by the Trustee for the benefit of the Class R Certificateholders, but shall not be and shall not be deemed to be under any circumstances included in REMIC I, REMIC II or REMIC III. To the extent that any such instrument or fund constitutes a reserve fund for federal income tax purposes, (i) any reserve fund so established shall be an outside reserve fund and not an asset of the REMIC,
(ii) any such reserve fund shall be owned by the Depositor, and (iii) amounts transferred by the REMIC to any such reserve fund shall be treated as amounts distributed by the REMIC to the Depositor or any successor, all within the meaning of Treasury regulations Section 1.860G-2(h). In connection with the provision of any such instrument or fund, this Agreement and any provision hereof may be modified, added to, deleted or otherwise amended in any manner that is related or incidental to such instrument or fund or the establishment or administration thereof, such amendment to be made by written instrument executed or consented to by the Depositor and such related insurer but without the consent of any Certificateholder and without the consent of the Master Servicer or the Trustee being required unless any such amendment would impose any additional obligation on, or otherwise adversely affect the interests of the Certificateholders, the Master Servicer or the Trustee, as applicable; provided that the Depositor obtains an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that any such amendment will not cause (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code and (b) any of REMIC I, REMIC II or REMIC III to fail to qualify as a REMIC at any time that any Certificate is outstanding. In the event that the Depositor elects to provide such coverage in the form of a limited guaranty provided by General Motors Acceptance Corporation, the Depositor may elect that the text of such amendment to this Agreement shall be substantially in the form attached hereto as Exhibit K (in which case Residential Funding's Subordinate Certificate Loss Obligation as described in such exhibit shall be established by Residential Funding's consent to such amendment) and that the limited guaranty shall be executed in the form attached hereto as Exhibit L, with such changes as the Depositor shall deem to be appropriate; it being understood that the Trustee has reviewed and approved the content of such forms and that the Trustee's consent or approval to the use thereof is not required.

        Section  11.02       Recordation of Agreement; Counterparts.

        (a) To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer and at its expense on direction by the Trustee (pursuant to the request of the Holders of Certificates entitled to at least 25% of the Voting Rights), but only upon direction accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

        (b) For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

        Section  11.03       Limitation on Rights of Certificateholders.
                             ------------------------------------------

        (a) The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of any of the parties hereto.

        (b) No Certificateholder shall have any right to vote (except as expressly provided herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

        (c) No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates of any Class evidencing in the aggregate not less than 25% of the related Percentage Interests of such Class, shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates of any Class shall have any right in any manner whatever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates of such Class or any other Class, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the common benefit of Certificateholders of such Class or all Classes, as the case may be. For the protection and enforcement of the provisions of this Section 11.03, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

        Section  11.04       Governing Law.
                             -------------

        This agreement and the Certificates shall be governed by and construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

        Section  11.05       Notices.
                             -------

        All demands and notices hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid (except for notices to the Trustee which shall be deemed to have been duly given only when received), to (a) in the case of the Depositor, 8400 Normandale Lake Boulevard, Suite 250, Minneapolis, Minnesota 55437, Attention: President (RAMP), or such other address as may hereafter be furnished to the Master Servicer and the Trustee in writing by the Depositor;
(b) in the case of the Master Servicer, 2255 North Ontario Street, Burbank, California 91504-3120, Attention: Bond Administration or such other address as may be hereafter furnished to the Depositor and the Trustee by the Master Servicer in writing; (c) in the case of the Trustee, 450 West 33rd Street, 14th Floor, New York, New York 10001, Attention: Residential Asset Mortgage Products Inc. Series 2001-RM2 or such other address as may hereafter be furnished to the Depositor and the Master Servicer in writing by the Trustee; (d) in the case of Fitch, One State Street Plaza, New York, New York 1004, Attention: Residential Mortgage Backed Group, or such other address as may be hereafter furnished to the Depositor, the Trustee and the Master Servicer in writing by Fitch; and (e) in the case of Moody's, 99 Church Street, New York, New York 10007, Attention:
ABS Monitoring Department, or such other address as may be hereafter furnished to the Depositor, the Trustee and the Master Servicer in writing by Moody's. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

        Section  11.06       Notices to Rating Agencies.
                             --------------------------

        The Depositor, the Master Servicer or the Trustee, as applicable, shall notify each Rating Agency and each Subservicer at such time as it is otherwise required pursuant to this Agreement to give notice of the occurrence of, any of the events described in clause (i), (ii), (iii), (iv), (vii), (viii), (ix) or
(x) below or provide a copy to each Rating Agency at such time as otherwise required to be delivered pursuant to this Agreement of any of the statements described in clauses (x) and (vi) below:

               (i)    a material change or amendment to this Agreement,

               (ii)   the occurrence of an Event of Default,

               (iii)the  termination  or  appointment  of  a  successor   Master
                    Servicer or Trustee or
        a change in the majority ownership of the Trustee,

               (iv) the filing of any claim under the Master Servicer's blanket fidelity bond and the errors and omissions insurance policy required by
        Section 3.12 or the cancellation or modification of coverage under any such instrument,

     (v) the statement required to be delivered to the Holders of each Class of Certificates pursuant to Section 4.03,

     (vi) the statements required to be delivered pursuant to Sections 3.18 and 3.19,

     (vii) a change in the location of the Custodial Account or the Certificate Account,

               (viii) the occurrence of any monthly cash flow shortfall to the Holders of any Class of Certificates resulting from the failure by the Master Servicer to make an Advance pursuant to Section 4.04,

               (ix)   the occurrence of the Final Distribution Date, and

               (x)    the repurchase of or substitution for any Mortgage Loan,

provided, however, that with respect to notice of the occurrence of the events described in clauses (iv), (vii) or (viii) above, the Master Servicer shall provide prompt written notice to each Rating Agency and the Subservicer of any such event known to the Master Servicer.

        Section  11.07       Severability of Provisions.
                             --------------------------

        If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

        Section  11.08       Supplemental Provisions for Resecuritization.
                             --------------------------------------------

        (a) This Agreement may be supplemented by means of the addition of a separate Article hereto (a "Supplemental Article") for the purpose of resecuritizing any of the Certificates issued hereunder, under the following circumstances. With respect to any Class or Classes of Certificates issued hereunder, or any portion of any such Class, as to which the Depositor or any of its Affiliates (or any designee thereof) is the registered Holder (the "Resecuritized Certificates"), the Depositor may deposit such Resecuritized Certificates into a new REMIC, grantor trust, FASIT or custodial arrangement (a "Restructuring Vehicle") to be held by the Trustee pursuant to a Supplemental Article. The instrument adopting such Supplemental Article shall be executed by the Depositor, the

Master Servicer and the Trustee; provided, that neither the Master Servicer nor the Trustee shall withhold their consent thereto if their respective interests would not be materially adversely affected thereby. To the extent that the terms of the Supplemental Article do not in any way affect any provisions of this Agreement as to any of the Certificates initially issued hereunder, the adoption of the Supplemental Article shall not constitute an "amendment" of this Agreement.

        Each Supplemental Article shall set forth all necessary provisions relating to the holding of the Resecuritized Certificates by the Trustee, the establishment of the Restructuring Vehicle, the issuing of various classes of new certificates by the Restructuring Vehicle and the distributions to be made thereon, and any other provisions necessary to the purposes thereof. In connection with each Supplemental Article, the Depositor shall deliver to the Trustee an Opinion of Counsel to the effect that (i) the Restructuring Vehicle will qualify as a REMIC, grantor trust, FASIT or other entity not subject to taxation for federal income tax purposes and (ii) the adoption of the Supplemental Article will not endanger the status of any of REMIC I, REMIC II or REMIC III as a REMIC or result in the imposition of a tax upon the Trust Fund (including but not limited to the tax on prohibited transaction as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC as set forth in Section 860G(d) of the Code.

        IN WITNESS WHEREOF, the Depositor, the Master Servicer and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized and their respective seals, duly attested, to be hereunto affixed, all as of the date and year first above written.


[Seal]                                          RESIDENTIAL ASSET MORTGAGE
                                                PRODUCTS, INC.

Attest:                                         By:
        ---------------------------------------
        Name:  Randy Van Zee                            Name: Julie Steinhagen
        Title:   Vice President                         Title:    Vice President



[Seal]                                          RESIDENTIAL FUNDING CORPORATION


Attest:                                         By:
        ---------------------------------------
        Name:  Julie Steinhagen                         Name: Randy Van Zee
        Title:   Director                               Title:    Director




[Seal]                                          JPMORGAN CHASE BANK
                                                                  as Trustee


Attest:                                         By:
        ---------------------------------------
        Name:                               Name: Mark McDermott
        Title:                              Title:    Assistant Vice President

STATE OF MINNESOTA                  )
                                    ) ss.:
COUNTY OF HENNEPIN                  )

        On the 28th day of December, 2001, before me, a notary public in and for said State, personally appeared Julie Steinhagen, known to me to be a Vice President of Residential Asset Mortgage Products, Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

        IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                    Notary Public



[Notarial Seal]

STATE OF MINNESOTA                  )
                                    ) ss.:
COUNTY OF HENNEPIN                  )

        On the 28th day of December, 2001, before me, a notary public in and for said State, personally appeared Randy Van Zee, known to me to be a Director of Residential Funding Corporation, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

        IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                    Notary Public




[Notarial Seal]

STATE OF NEW YORK                   )
                                    ) ss.:
COUNTY OF NEW YORK                  )

        On the 28th day of December, 2001, before me, a notary public in and for said State, personally appeared Mark McDermott, known to me to be a Assistant Vice President of JPMorgan Chase Bank, a national banking corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

        IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                    Notary Public

                                    EXHIBIT A

                           FORM OF CLASS A CERTIFICATE

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986.




Class A-[___] Senior Certificates               No. 1
                                                [___%] Pass-Through Rate
Date of Pooling and Servicing Agreement         Percentage Interest 100%
and Cut-off Date:
December 1, 2001
First Distribution Date:                        Aggregate Initial [Certificate Principal
January 25, 2002                                Balance] [Notional Amount] of the Class A-
                                                [___] Certificates: $_______________
Master Servicer:                                Initial [Certificate Principal Balance] [Notional
Residential Funding Corporation                 Amount] of this Class A-[___] Certificate:
                                                $---------------
Final Scheduled Distribution Date:              $_______________
--------------------
Maturity Date:                                  CUSIP ___________
[May 25, 2031][June 25, 2031]

                       MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES
                                       SERIES 2001-RM2

evidencing a percentage interest in the distributions allocable to the Class A-[__] Certificates with respect to a Trust Fund consisting primarily of a pool of one- to four-family hybrid adjustable rate, first lien mortgage loans sold by RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.

        This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Asset Mortgage Products, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Asset Mortgage Products, Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Depositor, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

        This certifies that Cede & Co. is the registered owner of the Percentage Interest evidenced by this Certificate in certain distributions with respect to the Trust Fund consisting primarily of an interest in a pool of one- to four-family hybrid adjustable interest rate, first lien mortgage loans (the "Mortgage Loans"), sold by Residential Asset Mortgage Products, Inc. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Depositor, the Master Servicer and JPMorgan Chase Bank, as trustee (the

"Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

        Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the related Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount of interest and principal, if any, required to be distributed to Holders of Class A-[__] Certificates on such Distribution Date.

        Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

        Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial [Certificate Principal Balance][Notional Amount] of this Certificate is set forth above. The [Certificate Principal Balance][Notional Amount] hereof will be reduced to the extent of distributions allocable to principal and any Realized Losses allocable hereto.

        This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Asset-Backed Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

        The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans and the Policy, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

        As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Depositor and the Master Servicer of advances made, or certain expenses incurred, by either of them.

        The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Depositor, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement from time to time by the Depositor, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

        As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

        The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

        No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

        The Depositor, the Master Servicer, the Trustee, and the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

        This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

        The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the
Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, and (ii) the purchase by the Master Servicer or the Depositor from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the related Certificates. The Agreement permits, but does not require, the Master Servicer (i) to purchase, at a price determined as provided in the Agreement, all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) to purchase in whole, but not in part, all of the Class A Certificates from the Holders thereof; provided, that any such option may only be exercised if the aggregate Stated Principal Balance of the Mortgage Loans, as applicable, as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans, as applicable.

        Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

        IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                              JPMorgan Chase Bank,
                                            as Trustee


                                            By:
                                                   Authorized Signatory

Dated: December 28, 2001

                                 CERTIFICATE OF AUTHENTICATION

This is one of the Class A-[__] Certificates referred to in the within-mentioned Agreement.

                              JPMorgan Chase Bank,
                                            as Certificate Registrar


                                            By:
                                                   Authorized Signatory

                                          ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto




(Please print or typewrite name and address including postal zip code of assignee) the beneficial interest evidenced by the within Trust Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:



Dated:

                                          Signature by or on behalf of assignor



                              Signature Guaranteed


                                   DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ____________________________ for the account of
___________________________________                account                number
__________________________________________ or if mailed by check to
------------------------.

Applicable statements should be mailed to _______________________.

This information is provided by ______________________, the assignee named above, or _______________________, as its agent.

                                         EXHIBIT B-1

                               FORM OF CLASS M-[__] CERTIFICATE

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A AND CLASS R CERTIFICATES AS DESCRIBED IN THE AGREEMENT (AS DEFINED BELOW).

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

[ANY TRANSFEREE OF THIS CERTIFICATE WILL BE DEEMED TO HAVE REPRESENTED BY VIRTUE OF ITS PURCHASE OR HOLDING OF THIS CERTIFICATE (OR INTEREST HEREIN) THAT EITHER
(A) SUCH TRANSFEREE IS NOT AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY PLAN) ACTING, DIRECTLY OR INDIRECTLY, ON BEHALF OF OR PURCHASING ANY CERTIFICATE WITH "PLAN ASSETS" OF ANY PLAN (A "PLAN INVESTOR"), (B) IT HAS ACQUIRED AND IS HOLDING SUCH CERTIFICATE IN RELIANCE ON PROHIBITED TRANSACTION EXEMPTION ("PTE") 94-29, 59 FED. REG. 14674 (MARCH 29, 1994), AS AMENDED BY PTE 97-34, 62 FED. REG. 39021 (JULY 21, 1997), AND PTE 2000-58, 65 FED. REG. 67765
(NOVEMBER 13, 2000) (THE "RFC EXEMPTION"), AND THAT IT UNDERSTANDS THAT THERE ARE CERTAIN CONDITIONS TO THE AVAILABILITY OF THE RFC EXEMPTION INCLUDING THAT SUCH CERTIFICATE MUST BE RATED, AT THE TIME OF PURCHASE, NOT LOWER THAN "BBB-" (OR ITS EQUIVALENT) BY STANDARD & POOR'S, FITCH OR MOODY'S OR (C)(I) THE TRANSFEREE IS AN INSURANCE COMPANY, (II) THE SOURCE OF FUNDS TO BE USED BY IT TO PURCHASE THE CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (WITHIN THE MEANING OF U.S DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION ("PTCE") 95-60), AND (III) THE CONDITIONS SET FORTH IN SECTIONS I AND III OF PTCE 95-60 HAVE BEEN SATISFIED (EACH ENTITY

THAT SATISFIES THIS CLAUSE (C), A "COMPLYING INSURANCE COMPANY").]

[IF THIS CERTIFICATE (OR ANY INTEREST HEREIN) IS ACQUIRED OR HELD IN VIOLATION OF THE PROVISIONS OF THE PRECEDING PARAGRAPH, THEN THE LAST PRECEDING TRANSFEREE THAT EITHER (I) IS NOT A PLAN INVESTOR, (II) ACQUIRED SUCH CERTIFICATE IN COMPLIANCE WITH THE RFC EXEMPTION OR (III) IS A COMPLYING INSURANCE COMPANY SHALL BE RESTORED, TO THE EXTENT PERMITTED BY LAW, TO ALL RIGHTS AND OBLIGATIONS AS CERTIFICATE OWNER THEREOF RETROACTIVE TO THE DATE OF SUCH TRANSFER OF THIS CERTIFICATE. THE TRUSTEE SHALL BE UNDER NO LIABILITY TO ANY PERSON FOR MAKING ANY PAYMENTS DUE ON THIS CERTIFICATE TO SUCH PRECEDING TRANSFEREE.]

[ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST HEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 5.02(E) OF THE POOLING AND SERVICING AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE COMPANY, THE TRUSTEE, THE MASTER SERVICER, ANY SUBSERVICER, AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING. ]



Class M-[___] Senior Certificates               No. 1
                                                [___%] Pass-Through Rate
Date of Pooling and Servicing Agreement         Percentage Interest 100%
and Cut-off Date:
December 1, 2001
First Distribution Date:                        Aggregate Initial [Certificate Principal Balance]
January 25, 2002                                [Notional Amount] of the Class M-[___]
                                                Certificates: $_______________
Master Servicer:                                Initial [Certificate Principal Balance] [Notional
Residential Funding Corporation                 Amount] of this Class M-[___] Certificate:
                                                $---------------
Final Scheduled Distribution Date:              $_______________
--------------------
Maturity Date:                                  CUSIP ___________
[May 25, 2031][June 25, 2031]
Class M-[___] Mezzanine Aggregate Certificate Principal Balance of the Class M-[___] Certificates:
$---------------

                       MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES
                                       SERIES 2001-RM2

evidencing a percentage interest in the distributions allocable to the Class M-[__] Certificates with respect to a Trust Fund consisting primarily of a pool of one- to four-family hybrid adjustable interest rate, first lien mortgage loans sold by RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.

        This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Asset Mortgage Products, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Asset Mortgage Products, Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Depositor, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

     This certifies that Cede & Co. is the registered owner of the Percentage Interest evidenced by this Certificate in certain distributions with respect to the Trust Fund consisting primarily of an interest in a pool of one- to four-family hybrid adjustable rate, first lien mortgage loans (the "Mortgage Loans"), sold by Residential Asset Mortgage Products, Inc. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement referred to below).

        The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Depositor, the Master Servicer and JPMorgan Chase Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

        Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class M-[ ] Certificates on such Distribution Date.

        Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

        Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial Certificate Principal Balance of this Certificate is set forth above. The
Certificate Principal Balance hereof will be reduced to the extent of the distributions allocable to principal and any Realized Losses allocable hereto.

        As described above, no transfer of this Class M Certificate will be made unless (i) the Trustee has received either an opinion of counsel or a representation letter, each as described in the Agreement, relating to the permissibility of such transfer under ERISA and Section 4975 of the Code, or
(ii) this Certificate is held by a Depository, in which case the Transferee will be deemed to have made representations relating to the permissibility of such transfer under ERISA and Section 4975 of the Code, as described in Section 5.02(f) of the Agreement. In addition, any purported Certificate Owner whose acquisition or holding of this Certificate (or interest herein) was effected in violation of the restrictions in Section 5.02(f) of the

Agreement shall indemnify and hold harmless the Depositor, the Trustee, the Master Servicer, any Subservicer, and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

        This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

        The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master
Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

        As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Depositor and the Master Servicer of advances made, or certain expenses incurred, by either of them.

        The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Depositor, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

        As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

        The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

        No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

        The Depositor, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

        This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

        The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer or the Depositor from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer or the Depositor to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

        Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

        IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                              JPMorgan Chase Bank,
                                            as Trustee


                                            By:
                                                   Authorized Signatory

Dated: December 28, 2001

                                 CERTIFICATE OF AUTHENTICATION

This is one of the Class M-[__] Certificates referred to in the within-mentioned Agreement.

                              JPMorgan Chase Bank,
                                            as Certificate Registrar


                                            By:
                                                   Authorized Signatory

                                          ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto




(Please print or typewrite name and address including postal zip code of assignee) the beneficial interest evidenced by the within Trust Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:



Dated:

                                     Signature by or on behalf of assignor



                              Signature Guaranteed


                                   DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ____________________________ for the account of
___________________________________                account                number
__________________________________________ or if mailed by check to
------------------------.

Applicable statements should be mailed to _______________________.

This information is provided by ______________________, the assignee named above, or _______________________, as its agent.

                                         EXHIBIT B-2

                               FORM OF CLASS B-[__] CERTIFICATE

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A AND CLASS R CERTIFICATES AS DESCRIBED IN THE AGREEMENT (AS DEFINED BELOW).

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT (THE "AGREEMENT").

NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO ANY PERSON, UNLESS THE TRANSFEREE PROVIDES EITHER A CERTIFICATION PURSUANT TO SECTION 5.02(E) OF THE AGREEMENT OR AN OPINION OF COUNSEL SATISFACTORY TO THE MASTER SERVICER, THE DEPOSITOR AND THE TRUSTEE THAT THE PURCHASE OF THIS CERTIFICATE WILL NOT CONSTITUTE OR RESULT IN A NON- EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE MASTER SERVICER, THE DEPOSITOR OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE MASTER SERVICER AND THE TRUSTEE THAT (1) SUCH TRANSFEREE IS NOT (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (B) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE, (C) ANY ORGANIZATION DESCRIBED IN SECTION 1381(A)(2)(C) OF THE CODE, (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B) OR (C) BEING HEREIN

REFERRED TO AS A "DISQUALIFIED ORGANIZATION") OR (D) AN AGENT OF A DISQUALIFIED ORGANIZATION, (2) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX AND (3) SUCH TRANSFEREE SATISFIES CERTAIN ADDITIONAL CONDITIONS RELATING TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OR ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THIS CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

Class B-[___] Senior Certificates               No. 1
                                                [___%] Pass-Through Rate
Date of Pooling and Servicing Agreement         Percentage Interest 100%
and Cut-off Date:
December 1, 2001
First Distribution Date:                        Aggregate Initial [Certificate Principal Balance]
January 25, 2002                                [Notional Amount] of the Class B-[___]
                                                Certificates: $_______________
Master Servicer:                                Initial [Certificate Principal Balance] [Notional
Residential Funding Corporation                 Amount] of this Class B-[___] Certificate:
                                                $---------------
Final Scheduled Distribution Date:              $_______________
--------------------
Maturity Date:                                  CUSIP ___________
[May 25, 2031][June 25, 2031]

                       MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES
                                       SERIES 2001-RM2

evidencing a percentage interest in the distributions allocable to the Class B-[__] Certificates with respect to a Trust Fund consisting primarily of a pool of one- to four-family hybrid adjustable interest rate, first lien mortgage loans sold by RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.

        This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Asset Mortgage Products, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Asset Mortgage Products, Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Depositor, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

        This certifies that Cede & Co. is the registered owner of the Percentage Interest evidenced by this Certificate in certain distributions with respect to the Trust Fund consisting primarily of an interest in a pool of one- to four-family hybrid adjustable rate, first lien mortgage loans (the "Mortgage Loans"), sold by Residential Asset Mortgage Products, Inc. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement referred to below).

        The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Depositor, the Master Servicer and JPMorgan Chase Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

        Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class B[__] Certificates on such Distribution Date.

        Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

     Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial

Certificate  Principal  Balance  of this  Certificate  is set forth  above.  The
Certificate Principal Balance hereof will be reduced to the extent of the distributions allocable to principal and any Realized Losses allocable hereto.No transfer of this Class B-[__] Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is to be made, (i) the Trustee or the Depositor may require an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Depositor that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state and (ii) the transferee shall execute an investment letter in the form described by the Agreement. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Depositor, the Master Servicer and the Certificate Registrar acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws.

        No transfer of this Certificate or any interest herein shall be made to any Plan subject to ERISA or Section 4975 of the Code, any Person acting, directly or indirectly, on behalf of any such Plan or any Person acquiring such Certificates with "plan assets" of a Plan within the meaning of the Department of Labor regulation promulgated at 29 C.F.R. ss.2510.3-101 ("Plan Assets") unless the Depositor, the Trustee and the Master Servicer are provided with an Opinion of Counsel which establishes to the satisfaction of the Depositor, the Trustee and the Master Servicer that the purchase of this Certificate is permissible under applicable law, will not constitute or result in any prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Depositor, the Master Servicer, the Trustee or the Trust Fund to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Agreement, which Opinion of Counsel shall not be an expense of the Depositor, the Master Servicer, the Trustee or the Trust Fund. In lieu of such Opinion of Counsel, a Plan, any Person acting, directly or indirectly, on behalf of any such Plan or any Person acquiring this Certificate with Plan Assets of a Plan may provide a certification in the form of Exhibit O to the Agreement, which the Trustee may rely upon without further inquiry or investigation.

        This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

        The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master
Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

        As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Depositor and the Master Servicer of advances made, or certain expenses incurred, by either of them.

        The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Depositor, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

        As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

        The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

        No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

        The Depositor, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

        This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

        The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer or the Depositor from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer or the Depositor to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

        Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

        IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                              JPMorgan Chase Bank,
                                            as Trustee


                                            By:
                                                   Authorized Signatory

Dated: December 28, 2001

                                 CERTIFICATE OF AUTHENTICATION

This is one of the Class B-[__] Certificates referred to in the within-mentioned Agreement.

                              JPMorgan Chase Bank,
                                            as Certificate Registrar


                                            By:
                                                   Authorized Signatory

                                          ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto




(Please print or typewrite name and address including postal zip code of assignee) the beneficial interest evidenced by the within Trust Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:



Dated:

                                         Signature by or on behalf of assignor



                              Signature Guaranteed


                                   DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ____________________________ for the account of
___________________________________                account                number
__________________________________________ or if mailed by check to
------------------------.

Applicable statements should be mailed to _______________________.

This information is provided by ______________________, the assignee named above, or _______________________, as its agent.

                                          EXHIBIT D

                                 FORM OF CLASS R CERTIFICATE

THE CLASS [R-I] [R-II] [R-III] CERTIFICATE WILL NOT BE ENTITLED TO PAYMENTS CONSTITUTING THE AVAILABLE DISTRIBUTION AMOUNT UNTIL SUCH TIME AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN (THE "AGREEMENT").

THIS CLASS [R-I] [R-II] [R-III] CERTIFICATE IS SUBORDINATE TO THE CLASS A CERTIFICATES, TO THE EXTENT DESCRIBED HEREIN AND IN THE AGREEMENT.

THIS CERTIFICATE MAY NOT BE HELD BY OR TRANSFERRED TO A NON-UNITED STATES PERSON OR A DISQUALIFIED ORGANIZATION (AS DEFINED BELOW).

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO ANY PERSON, UNLESS THE TRANSFEREE PROVIDES EITHER A CERTIFICATION PURSUANT TO SECTION 5.02(F) OF THE AGREEMENT OR AN OPINION OF COUNSEL SATISFACTORY TO THE MASTER SERVICER, THE DEPOSITOR AND THE TRUSTEE THAT THE PURCHASE OF THIS CERTIFICATE WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE MASTER SERVICER, THE DEPOSITOR OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE MASTER SERVICER AND THE TRUSTEE THAT (1) SUCH TRANSFEREE IS NOT (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (B) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE, (C) ANY ORGANIZATION DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE, (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B) OR (C) BEING HEREIN

REFERRED TO AS A "DISQUALIFIED ORGANIZATION") OR (D) AN AGENT OF A DISQUALIFIED ORGANIZATION, (2) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX AND (3) SUCH TRANSFEREE SATISFIES CERTAIN ADDITIONAL CONDITIONS RELATING TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OR ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THIS CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.


Class R-[___] Senior Certificates               No. 1
                                                [___%] Pass-Through Rate
Date of Pooling and Servicing Agreement         Percentage Interest 100%
and Cut-off Date:
December 1, 2001
First Distribution Date:                        Aggregate Initial [Certificate Principal Balance]
January 25, 2002                                [Notional Amount] of the Class R-[___]
                                                Certificates: $_______________
Master Servicer:                                Initial [Certificate Principal Balance] [Notional
Residential Funding Corporation                 Amount] of this Class R-[___] Certificate:
                                                $---------------
Final Scheduled Distribution Date:              $_______________
--------------------
Maturity Date:                                  CUSIP ___________
[May 25, 2031][June 25, 2031]

                       MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES
                                       SERIES 2001-RM2

evidencing a percentage interest in any distributions allocable to the Class [R-I] [R- II] [R-III] Certificates with respect to the Trust Fund consisting primarily of a pool of one- to four-family hybrid adjustable interest rate, first lien mortgage loans sold by RESIDENTIAL MORTGAGE PRODUCTS, INC.

        This Certificate is payable solely from the assets of the Trust Fund and does not represent an obligation of or interest in Residential Asset Mortgage Products, Inc., the Master Servicer, the Trustee referred to below or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Asset Mortgage Products, Inc., the Master Servicer, the Trustee or any of their affiliates. None of the Depositor, the Master Servicer or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

        This certifies that _________________ is the registered owner of the Percentage Interest evidenced by this Certificate in certain distributions with respect to the Trust Fund consisting primarily of a pool of one- to four-family hybrid adjustable interest rate, first lien mortgage loans (the "Mortgage Loans"), sold by Residential Asset Mortgage Products, Inc. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Depositor, the Master Servicer and JPMorgan Chase Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

        Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the related Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount of interest and principal, if any, required to be distributed to Holders of Class R Certificates on such Distribution Date.

        Each Holder of this Certificate will be deemed to have agreed to be bound by the restrictions set forth in the Agreement to the effect that (i) each person holding or acquiring any Ownership Interest in this Certificate must be a United States Person and a Permitted Transferee, (ii) the transfer of any Ownership Interest in this Certificate will be conditioned upon the delivery to the Trustee of, among other things, an affidavit to the effect that it is a United States Person and Permitted Transferee, (iii) any attempted or purported transfer of any Ownership Interest in this Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee, and (iv) if any person other than a United States Person and a Permitted Transferee acquires any Ownership Interest in this Certificate in violation of such restrictions, then the Master Servicer will have the right, in its sole discretion and without notice to the Holder of this Certificate, to sell this Certificate to a purchaser selected by the Master Servicer, which purchaser may be the Master Servicer, or any affiliate of the Master Servicer, on such terms and conditions as the Master Servicer may choose.

        Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Holder of this Certificate may have additional obligations with respect to this Certificate, including tax liabilities.

        No transfer of this Certificate or any interest herein shall be made to any Plan subject to ERISA or Section 4975 of the Code, any Person acting, directly or indirectly, on behalf of any such Plan or any Person acquiring such Certificates with "plan assets" of a Plan within the meaning of the Department of Labor regulation promulgated at 29 C.F.R. ss.2510.3-101 ("Plan Assets") unless the Depositor, the Trustee and the Master Servicer are provided with an Opinion of Counsel which establishes to the satisfaction of the Depositor, the Trustee and the Master Servicer that the purchase of this Certificate is permissible under applicable law, will not constitute or result in any prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Depositor, the Master Servicer, the Trustee or the Trust Fund to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Agreement, which Opinion of Counsel shall not be an expense of the Depositor, the Master Servicer, the Trustee or the Trust Fund. In lieu of such Opinion of Counsel, a Plan, any Person acting, directly or indirectly, on behalf of any such Plan or any Person acquiring this Certificate with Plan Assets of a Plan may provide a certification in the form of paragraph fourteen of Exhibit H-1 to the Agreement, which the Trustee may rely upon without further inquiry or investigation.

        This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Asset-Backed Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

        The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master
Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

        As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Depositor and the Master Servicer of advances made, or certain expenses incurred, by either of them.

        The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Depositor, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement from time to time by the Depositor, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

        As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

        The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

        No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

        The Depositor, the Master Servicer, the Trustee, the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

        This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

     The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, and (ii) the purchase by the Master Servicer or the Depositor from the Trust Fund of all remaining Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the related Certificates. The Agreement permits, but does not require, the Master Servicer (i) to purchase, at a price determined as provided in the Agreement, all remaining Loans and all property acquired in respect of any Mortgage Loan or (ii) to purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the aggregate Stated Principal Balance of the Loans, as applicable, as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Loans, as applicable.

        Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

        IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                              JPMorgan Chase Bank,
                                            as Trustee


                                            By:
                                                   Authorized Signatory

Dated: December 28, 2001

                                 CERTIFICATE OF AUTHENTICATION

This is one of the Class R-[__] Certificates referred to in the within-mentioned Agreement.

                              JPMorgan Chase Bank,
                                            as Certificate Registrar


                                            By:
                                                   Authorized Signatory

                                          ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto




(Please print or typewrite name and address including postal zip code of assignee) the beneficial interest evidenced by the within Trust Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:



Dated:

                                 Signature by or on behalf of assignor



                              Signature Guaranteed


                                   DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ____________________________ for the account of
___________________________________                account                number
__________________________________________ or if mailed by check to
------------------------.

Applicable statements should be mailed to _______________________.

This information is provided by ______________________, the assignee named above, or _______________________, as its agent.

                                          EXHIBIT E

                                 FORM OF CUSTODIAL AGREEMENT

        THIS CUSTODIAL AGREEMENT (as amended and supplemented from time to time, the "Agreement"), dated as of December 1, 2001, by and among JPMorgan Chase Bank, as trustee (including its successors under the Pooling Agreement defined below, the "Trustee"), RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC., as company (together with any successor in interest, the "Company"), RESIDENTIAL FUNDING CORPORATION, as master servicer (together with any successor in interest or successor under the Pooling Agreement referred to below, the "Master Servicer") and WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, as custodian (together with any successor in interest or any successor appointed hereunder, the "Custodian").


                                W I T N E S S E T H   T H A T :

        WHEREAS, the Company, the Master Servicer, and the Trustee have entered into a Pooling and Servicing Agreement, dated as of December 1, 2001, relating to the issuance of Residential Asset Mortgage Products, Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 2001-RM2 (as in effect on the date of this Agreement, the "Original Pooling Agreement," and as amended and supplemented from time to time, the "Pooling Agreement"); and

        WHEREAS, the Custodian has agreed to act as agent for the Trustee for the purposes of receiving and holding certain documents and other instruments delivered by the Company and the Master Servicer under the Pooling Agreement, all upon the terms and conditions and subject to the limitations hereinafter set forth;

        NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the Trustee, the Company, the Master Servicer and the Custodian hereby agree as follows:

1.      Definitions

        Capitalized terms used in this Agreement and not defined herein shall have the meanings assigned in the Original Pooling Agreement, unless otherwise required by the context herein.

2.      Custody of Mortgage Documents

        (a) Custodian to Act as Agent; Acceptance of Mortgage Files. The Custodian, as the duly appointed agent of the Trustee for these purposes, acknowledges receipt of the Mortgage Files relating to the Mortgage Loans identified on the schedule attached hereto (the "Mortgage Files") and declares that it holds and will hold the Mortgage Files as agent for the Trustee, in trust, for the use and benefit of all present and future Certificateholders.

        (b) Recordation of Assignments. If any Mortgage File includes one or more assignments of the related Mortgages to the Trustee that have not been recorded, each such assignment shall be delivered by the Custodian to the Company for the purpose of recording it in the appropriate public office for real property records, and the Company, at no expense to the Custodian, shall promptly cause to be recorded in the appropriate public office for real property records each such assignment and, upon receipt thereof from such public office, shall return each such assignment to the Custodian.

        (c)    Review of Mortgage Files.

               i. On or prior to the Closing Date, the Custodian shall deliver to the Trustee an Initial Certification in the form annexed hereto as Exhibit One evidencing receipt of a Mortgage File for each Mortgage Loan listed on the Schedule attached hereto (the "Mortgage Loan Schedule"). The parties hereto acknowledge that certain documents referred to in Subsection 2.01(b)(i) of the Pooling Agreement may be missing on or prior to the Closing Date and such missing documents shall be listed as a Schedule to Exhibit One.

               ii. Within 45 days of the initial issuance of the Certificates, the Custodian agrees, for the benefit of Certificateholders, to review in accordance with the provisions of Section 2.02 of the Pooling Agreement each Mortgage File and to deliver to the Trustee an Interim Certification in the form annexed hereto as Exhibit Two to the effect that all documents required to be delivered pursuant to Section 2.01(b) of the Pooling Agreement have been executed and received and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, except for any exceptions listed on Schedule A attached to such Interim Certification. For purposes of such review, the Custodian shall compare the following information in each Mortgage File to the corresponding information in the Mortgage Loan Schedule: (i) the loan number, (ii) the borrower name and (iii) the original principal balance. The Custodian shall be under no duty or obligation to inspect, review or examine said documents, instruments, certificates or other papers to determine that the same are genuine, enforceable, or appropriate for the represented purpose or that they have actually been recorded or that they are other than what they purport to be on their face, or that the MIN is accurate. If in performing the review required by this Section
        2.3 the Custodian finds any document or documents constituting a part of a Mortgage File to be missing or defective in respect of the items reviewed as described in this Section 2.3(b), the Custodian shall promptly so notify the Company, the Master Servicer and the Trustee. Upon receipt of a Request for Release from the Master Servicer, signed by a Servicing Officer, that (i) the Master Servicer or a Subservicer, as the case may be, has made a deposit into the Certificate Account in payment for the purchase of the related Mortgage Loan in an amount equal to the Purchase Price for such Mortgage Loan or (ii) the Company has chosen to substitute a Qualified Substitute Mortgage Loan for such Mortgage Loan, the Custodian shall release to the Master Servicer the related Mortgage

        File.

               iii. Upon receipt of all documents required to be in the Mortgage Files the Custodian shall deliver to the Trustee a Final Certification in the form annexed hereto as Exhibit Three evidencing the completeness of the Mortgage Files.

        Upon receipt of written request from the Trustee, the Company or the Master Servicer, the Custodian shall as soon as practicable supply the Trustee with a list of all of the documents relating to the Mortgage Loans required to be delivered pursuant to Section 2.01(b) of the Pooling Agreement not then contained in the Mortgage Files.

        (d) Notification of Breaches of Representations and Warranties. Upon discovery by the Custodian of a breach of any representation or warranty made by the Master Servicer or the Company as set forth in the Pooling Agreement or the Insurance Agreement or by a Seller in a Seller's Agreement or by Residential Funding or the Company in the Assignment Agreement with respect to a Mortgage Loan relating to a Mortgage File, the Custodian shall give prompt written notice to the Company, the Master Servicer and the Trustee.

        (e) Custodian to Cooperate; Release of Mortgage Files. Upon the repurchase or substitution of any Mortgage Loan pursuant to Article II of the Pooling Agreement or payment in full of any Mortgage Loan, or the receipt by the Master Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Master Servicer shall immediately notify the Custodian by delivering to the Custodian a Request for Release (in the form of Exhibit Four attached hereto or a mutually acceptable electronic form) and shall request delivery to it of the Mortgage File. The Custodian agrees, upon receipt of such Request for Release, promptly to release to the Master Servicer the related Mortgage File. Upon written notification of a substitution, the Master Servicer shall deliver to the Custodian and the Custodian agrees to accept the Mortgage Note and other documents constituting the Mortgage File with respect to any Qualified Substitute Mortgage Loan, upon receiving written notification from the Master Servicer of such substitution.

        From time to time as is appropriate for the servicing or foreclosures of any Mortgage Loan, including, for this purpose, collection under any Primary Insurance Policy or any Mortgage Pool Insurance Policy, the Master Servicer shall deliver to the Custodian a Request for Release certifying as to the reason for such release. Upon receipt of the foregoing, the Custodian shall deliver the Mortgage File or such document to the Master Servicer. The Master Servicer shall cause each Mortgage File or any document therein so released to be returned to the Custodian when the need therefor by the Master Servicer no longer exists, unless (i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Custodial Account or
(ii) the Mortgage File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Master Servicer has delivered to the Custodian an updated Request for Release signed by a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery. Immediately upon receipt of any Mortgage File returned to the Custodian by the Master Servicer, the Custodian shall deliver a signed acknowledgment to the Master Servicer, confirming receipt of such Mortgage File.

        Upon the request of the Master Servicer, the Custodian will send to the Master Servicer copies of any documents contained in the Mortgage File.

        (f) Assumption Agreements. In the event that any assumption agreement or substitution of liability agreement is entered into with respect to any Mortgage Loan subject to this Agreement in accordance with the terms and provisions of the Pooling Agreement, the Master Servicer shall notify the Custodian that such assumption or substitution agreement has been completed by forwarding to the Custodian the original of such assumption or substitution agreement, which shall be added to the related Mortgage File and, for all purposes, shall be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting parts thereof.

3.      Concerning the Custodian

        (a) Custodian a Bailee and Agent of the Trustee. With respect to each Mortgage Note, Mortgage and other documents constituting each Mortgage File which are delivered to the Custodian, the Custodian is exclusively the bailee and agent of the Trustee and has no instructions to hold any Mortgage Note or Mortgage for the benefit of any person other than the Trustee and the Certificateholders and undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. Except upon compliance with the provisions of Section 2.5 of this Agreement, no Mortgage Note, Mortgage or other document constituting a part of a Mortgage File shall be delivered by the Custodian to the Company or the Master Servicer or otherwise released from the possession of the Custodian.

        The Master Servicer shall promptly notify the Custodian in writing if it shall no longer be a member of MERS, or if it otherwise shall no longer be capable of registering and recording Mortgage Loans using MERS. In addition, the Master Servicer shall (i) promptly notify the Custodian in writing when a MERS Mortgage Loan is no longer registered with and recorded under MERS and (ii) concurrently with any such deregistration of a MERS Mortgage Loan, prepare, execute and record an original assignment from MERS to the Trustee and deliver such assignment to the Custodian.

        (b) Indemnification. The Company hereby agrees to indemnify and hold the Custodian harmless from and against all claims, liabilities, losses, actions, suits or proceedings at law or in equity, or any other expenses, fees or charges of any character or nature, which the Custodian may incur or with which the Custodian may be threatened by reason of its acting as custodian under this Agreement, including indemnification of the Custodian against any and all expenses, including attorney's fees if counsel for the Custodian has been approved by the Company, and the cost of defending any action, suit or proceedings or resisting any claim. Notwithstanding the foregoing, it is specifically understood and agreed that in the event any such claim, liability, loss, action, suit or proceeding or other expense, fee or charge shall have been caused by reason of any negligent act, negligent failure to act or willful misconduct on the part of the Custodian, or which shall constitute a willful breach of its duties hereunder, the indemnification provisions of this Agreement shall not apply.

     (c) Custodian May Own Certificates. The Custodian in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Custodian.

        (d) Master Servicer to Pay Custodian's Fees and Expenses. The Master Servicer covenants and agrees to pay to the Custodian from time to time, and the Custodian shall be entitled to, reasonable compensation for all services rendered by it in the exercise and performance of any of the powers and duties hereunder of the Custodian, and the Master Servicer will pay or reimburse the Custodian upon its request for all reasonable expenses, disbursements and advances incurred or made by the Custodian in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ), except any such expense, disbursement or advance as may arise from its negligence or bad faith.

        (e) Custodian May Resign; Trustee May Remove Custodian. The Custodian may resign from the obligations and duties hereby imposed upon it as such obligations and duties relate to its acting as Custodian of the Mortgage Loans. Upon receiving such notice of resignation, the Trustee shall either take custody of the Mortgage Files itself and give prompt notice thereof to the Company, the Master Servicer and the Custodian, or promptly appoint a successor Custodian by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Custodian and one copy to the successor Custodian. If the Trustee shall not have taken custody of the Mortgage Files and no successor Custodian shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Custodian may petition any court of competent jurisdiction for the appointment of a successor Custodian.

        The Trustee may remove the Custodian at any time. In such event, the Trustee shall appoint, or petition a court of competent jurisdiction to appoint, a successor Custodian hereunder. Any successor Custodian shall be a depository institution subject to supervision or examination by federal or state authority and shall be able to satisfy the other requirements contained in Section 3.7 and shall be unaffiliated with the Master Servicer or the Company.

        Any resignation or removal of the Custodian and appointment of a successor Custodian pursuant to any of the provisions of this Section 3.5 shall become effective upon acceptance of appointment by the successor Custodian. The Trustee shall give prompt notice to the Company and the Master Servicer of the appointment of any successor Custodian. No successor Custodian shall be appointed by the Trustee without the prior approval of the Company and the Master Servicer.

        (f) Merger or Consolidation of Custodian. Any Person into which the Custodian may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Custodian shall be a party, or any Person succeeding to the business of the Custodian, shall be the successor of the Custodian hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

        (g) Representations of the Custodian. The Custodian hereby represents that it is a depository institution subject to supervision or examination by a federal or state authority, has a combined capital and surplus of at least $15,000,000 and is qualified to do business in the jurisdictions in which it will hold any Mortgage File.

4.      Miscellaneous Provisions

        (a) Notices. All notices, requests, consents and demands and other communications required under this Agreement or pursuant to any other instrument or document delivered hereunder shall be in writing and, unless otherwise specifically provided, may be delivered personally, by telegram or telex, or by registered or certified mail, postage prepaid, return receipt requested, at the addresses specified on the signature page hereof (unless changed by the particular party whose address is stated herein by similar notice in writing), in which case the notice will be deemed delivered when received.

        (b) Amendments. No modification or amendment of or supplement to this Agreement shall be valid or effective unless the same is in writing and signed by all parties hereto, and neither the Company, the Master Servicer nor the Trustee shall enter into any amendment hereof except as permitted by the Pooling Agreement. The Trustee shall give prompt notice to the Custodian of any amendment or supplement to the Pooling Agreement and furnish the Custodian with written copies thereof.

        (c) SECTION 4.3. GOVERNING LAW. THIS AGREEMENT SHALL BE DEEMED A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

        (d) Recordation of Agreement. To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer and at its expense on direction by the Trustee (pursuant to the request of holders of Certificates evidencing undivided interests in the aggregate of not less than 25% of the Trust Fund), but only upon direction accompanied by an Opinion of Counsel reasonably satisfactory to the Master Servicer to the effect that the failure to effect such recordation is likely to materially and adversely affect the interests of the Certificateholders.

        For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

        (e) Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the holders thereof.

        IN WITNESS WHEREOF, this Agreement is executed as of the date first above written.


Address:       450 West 33rd Street, 14th Floor   JPMorgan Chase Bank,
               New York, New York 10001           as Trustee
               Attention: Structured Finance,
               Residential Asset Mortgage         By:
               Products, Inc., Series 2001-RM2    Name:
                                     Title:

Address:       8400 Normandale Lake Boulevard     RESIDENTIAL ASSET MORTGAGE
               Suite 250                          PRODUCTS, INC.
               Minneapolis, Minnesota 55437
                                       By:
                                                  Name:   Julie Steinhagen
                                                  Title:  Vice President

Address:       8400 Normandale Lake Boulevard     RESIDENTIAL FUNDING
               Suite 250                         CORPORATION, as Master Servicer
               Minneapolis, Minnesota 55437
                                       By:
                                                  Name:   Randy Van Zee
                                                  Title:  Director

Address:       1015 Tenth Avenue S.E.             WELLS FARGO BANK MINNESOTA,
               Minneapolis, Minnesota 55414       NATIONAL ASSOCIATION

                                       By:
                                                  Name:   Herb Nelson
                                                Title:  Assistant Vice President

STATE OF NEW YORK            )
                                    ) ss.:
COUNTY OF NEW YORK                  )

        On the 28th day of December, 2001, before me, a notary public in and for said State, personally appeared ___________________, known to me to be a _________________ of JPMorgan Chase Bank, a national banking association that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation and acknowledged to me that such corporation executed the within instrument.

        IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                   Notary Public




[Notarial Seal]

STATE OF MINNESOTA                  )
                                    ) ss.:
COUNTY OF HENNEPIN                  )

        On the 28th day of December, 2001, before me, a notary public in and for said State, personally appeared Julie Steinhagen, known to me to be a Vice President of Residential Asset Mortgage Products, Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

        IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                   Notary Public




[Notarial Seal]

STATE OF MINNESOTA                  )
                                    ) ss:
COUNTY OF HENNEPIN                  )

        On the 28th day of December, 2001, before me, a notary public in and for said State, personally appeared, Randy Van Zee, known to me to be a Director of Residential Funding Corporation, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

        IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                   Notary Public




[Notarial Seal]

STATE OF MINNESOTA                  )
                                    ) ss.:
COUNTY OF HENNEPIN                  )

        On the 28th day of December, 2001, before me, a notary public in and for said State, personally appeared Herb Nelson known to me to be a Trust Officer of Wells Fargo Bank Minnesota, National Association, a national banking association that executed the within instrument, and also known to me to be the person who executed it on behalf of said national banking association, and acknowledged to me that such national banking association executed the within instrument.

        IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                   Notary Public




[Notarial Seal]

                                         EXHIBIT ONE

                                      FORM OF CUSTODIAN
                                    INITIAL CERTIFICATION


                                December 28, 2001


JPMorgan Chase Bank
450 West 33rd Street, 14th Floor
New York, New York 10001

Attention: Structured Finance, Residential Asset Mortgage Products, Inc., Series 2001-RM2

               Re: Custodial Agreement, dated as of December 28, 2001, by and among JPMorgan Chase Bank, Residential Asset Mortgage Products, Inc., Residential Funding Corporation and Wells Fargo Bank Minnesota, National Association, relating to Mortgage Asset-Backed Pass-Through Certificates, Series 2001-RM2

Ladies and Gentlemen:

        In accordance with Section 2.3 of the above-captioned Custodial Agreement, and subject to Section 2.02 of the Pooling Agreement, the undersigned, as Custodian, hereby certifies that it has received a Mortgage File (which contains an original Mortgage Note or an original Lost Note Affidavit with a copy of the related Mortgage Note) to the extent required in Section 2.01(b) of the Pooling Agreement with respect to each Mortgage Loan listed in the Mortgage Loan Schedule, with any exceptions listed on Schedule A attached hereto.

        Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Custodial Agreement.

                                            WELLS FARGO BANK MINNESOTA,
                              NATIONAL ASSOCIATION


                                            By:
                                            Name:
                                            Title:

                                         EXHIBIT TWO

                           FORM OF CUSTODIAN INTERIM CERTIFICATION


                                            ________________ ____, 200__


JPMorgan Chase Bank
450 West 33rd Street, 14th Floor
New York, New York 10001

Attention: Structured Finance, Residential Asset Mortgage Products, Inc., Series 2001-RM2

               Re: Custodial Agreement, dated as of December 1, 2001, by and among JPMorgan Chase Bank, Residential Asset Mortgage Products, Inc., Residential Funding Corporation and Wells Fargo Bank Minnesota, National Association, relating to Mortgage Asset-Backed Pass-Through Certificates, Series 2001-RM2

Ladies and Gentlemen:

        In accordance with Section 2.3 of the above-captioned Custodial Agreement, the undersigned, as Custodian, hereby certifies that it has received a Mortgage File to the extent required pursuant to Section 2.01(b) of the Pooling Agreement with respect to each Mortgage Loan listed in the Mortgage Loan Schedule, and it has reviewed the Mortgage File and the Mortgage Loan Schedule and has determined that: all required documents have been executed and received and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, with any exceptions listed on Schedule A attached hereto.

        Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Custodial Agreement.

                                            WELLS FARGO BANK MINNESOTA,
                              NATIONAL ASSOCIATION


                                            By:
                                            Name:
                                            Title:

                                        EXHIBIT THREE

                            FORM OF CUSTODIAN FINAL CERTIFICATION



                                            _____________ ___, 200__



JPMorgan Chase Bank
450 West 33rd Street, 14th Floor
New York, New York 10001

Attention: Structured Finance, Residential Asset Mortgage Products, Inc., Series 2001-RM2

               Re: Custodial Agreement, dated as of December 1, 2001, by and among JPMorgan Chase Bank, Residential Asset Mortgage Products, Inc., Residential Funding Corporation and Wells Fargo Bank Minnesota, National Association, relating to Mortgage Asset-Backed Pass-Through Certificates, Series 2001-RM2

Ladies and Gentlemen:

        In accordance with Section 2.3 of the above-captioned Custodial Agreement, the undersigned, as Custodian, hereby certifies that it has received a Mortgage File with respect to each Mortgage Loan listed in the Mortgage Loan Schedule and it has reviewed the Mortgage File and the Mortgage Loan Schedule and has determined that: all required documents referred to in Section 2.01(b) of the Pooling Agreement have been executed and received and that such documents related to the Mortgage Loans identified on the Mortgage Loan Schedule.

        Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Custodial Agreement.

                                            WELLS FARGO BANK MINNESOTA,
                              NATIONAL ASSOCIATION


                                            By:
                                            Name:
                                            Title:

                                         EXHIBIT FOUR

                                 FORM OF REQUEST FOR RELEASE


DATE:
TO:
RE:     REQUEST FOR RELEASE OF DOCUMENTS

        In connection with the administration of the pool of Mortgage Loans held by you for the referenced pool, we request the release of the Mortgage Loan File described below.

Series  Supplement,  to the Standard  Terms of Pooling and Servicing  Agreement,
Dated:

Series#:
Account#:
Pool#:
Loan#:
MIN#:
Borrower Name(s):

Reason for Document Request: (circle one) Mortgage Loan Prepaid in Full Mortgage Loan Repurchased

"We hereby certify that all amounts received or to be received in connection with such payments which are required to be deposited have been or will be so deposited as provided in the Pooling and Servicing Agreement."

Residential Funding Corporation
Authorized Signature
****************************************************************
TO CUSTODIAN/TRUSTEE: Please acknowledge this request, and check off documents being enclosed with a copy of this form. You should retain this form for your files in accordance with the terms of the Pooling and Servicing Agreement.

Enclosed Documents: [ ] Promissory Note
[ ] Primary Insurance Policy
[ ] Mortgage or Deed of Trust
[ ] Assignment(s) of Mortgage or Deed of Trust
[ ] Title Insurance Policy
[ ] Other: ________________________

Name

Title
Date

                                    EXHIBIT F

                             MORTGAGE LOAN SCHEDULE

                          TO BE PROVIDED UPON REQUEST.

  RUN ON     : 01/08/02           RFC DISCLOSURE SYSTEM       RFFSDFIX-01
  AT         : 09.24.11           FIXED PASSTHRU REPORT       AMORTIZED BALANCE
  SERIES     : RAMP 2001-RM2  FIXED                           CUTOFF : 12/01/01
  POOL       : 0004561
             :
             :
  POOL STATUS: F

    RFC LOAN NUMBER                      SUB SERV FEE
    PRINCIPAL BALANCE                    MSTR SERV FEE
    CURR NOTE RATE                       ALL EXP
    RFC NET RATE                         MISC EXP
    NET MTG RATE(INVSTR RATE)            SPREAD
    POST STRIP RATE                      STRIP
  --------------------------------------------------------------------------

      3911858                              .2500
      155,908.01                          .0350
            8.5000                         .0000
            8.2500                         .0000
            8.2150                         .0000
            7.0000                        1.2150

      4041006                              .5000
       20,059.15                          .0350
           13.0000                         .0000
           12.5000                         .0000
           12.4650                         .0000
            7.0000                        5.4650

      4129499                              .5000
       52,943.01                          .7050
           10.0000                         .0000
            9.5000                         .0000
            8.7950                         .0000
            7.0000                        1.7950

      4129614                              .5000
       63,668.57                          .7050
           11.0000                         .0000
           10.5000                         .0000
            9.7950                         .0000
            7.0000                        2.7950

      4130364                              .5000
       92,602.67                          .7050
            9.5000                         .0000
            9.0000                         .0000
            8.2950                         .0000
            7.0000                        1.2950

      4156454                              .5000
       15,604.39                          .0350
           10.0000                         .0000
            9.5000                         .0000
            9.4650                         .0000
            7.0000                        2.4650
1



      4156528                              .5000
       15,000.61                          .0350
            9.5000                         .0000
            9.0000                         .0000
            8.9650                         .0000
            7.0000                        1.9650

      4156531                              .5000
      148,492.06                          .0350
            9.0000                         .0000
            8.5000                         .0000
            8.4650                         .0000
            7.0000                        1.4650

      4353247                              .2500
      107,078.75                          .0350
           10.4500                         .0000
           10.2000                         .0000
           10.1650                         .0000
            7.0000                        3.1650

      4353248                              .2500
      138,088.37                          .0350
           10.5000                         .0000
           10.2500                         .0000
           10.2150                         .0000
            7.0000                        3.2150

      4353250                              .2500
      118,142.56                          .0350
           10.6000                         .0000
           10.3500                         .0000
           10.3150                         .0000
            7.0000                        3.3150

      4353253                              .2500
      140,578.28                          .0350
           10.2000                         .0000
            9.9500                         .0000
            9.9150                         .0000
            7.0000                        2.9150

      4353262                              .2500
      143,939.83                          .0350
            9.1900                         .0000
            8.9400                         .0000
            8.9050                         .0000
            7.0000                        1.9050

      4353264                              .2500
      104,351.14                          .0350
           12.3800                         .0000
           12.1300                         .0000
           12.0950                         .0000
            7.0000                        5.0950
1



      4509996                              .5000
       62,599.38                          .0350
           10.7500                         .0000
           10.2500                         .0000
           10.2150                         .0000
            7.0000                        3.2150

      4509998                              .5000
       26,801.91                          .0350
           10.4900                         .0000
            9.9900                         .0000
            9.9550                         .0000
            7.0000                        2.9550

      4510009                              .5000
       54,363.11                          .0350
           10.9900                         .0000
           10.4900                         .0000
           10.4550                         .0000
            7.0000                        3.4550

      4510027                              .5000
       59,076.14                          .0350
           10.2500                         .0000
            9.7500                         .0000
            9.7150                         .0000
            7.0000                        2.7150

      4510059                              .5000
       57,759.59                          .0350
           10.7500                         .0000
           10.2500                         .0000
           10.2150                         .0000
            7.0000                        3.2150

      4510064                              .5000
       64,770.38                          .0350
           11.3900                         .0000
           10.8900                         .0000
           10.8550                         .0000
            7.0000                        3.8550

      4510106                              .5000
       32,589.71                          .0350
           10.9900                         .0000
           10.4900                         .0000
           10.4550                         .0000
            7.0000                        3.4550

      4510118                              .5000
      162,542.62                          .0350
           11.9900                         .0000
           11.4900                         .0000
           11.4550                         .0000
            7.0000                        4.4550
1



      4535873                              .5000
       41,307.55                          .0350
            7.0000                         .0000
            6.5000                         .0000
            6.4650                         .0000
            6.4650                         .0000

      4580026                              .5000
      151,321.90                          .0350
            7.0000                         .0000
            6.5000                         .0000
            6.4650                         .0000
            6.4650                         .0000

      4580027                              .5000
       80,000.03                          .0350
            7.5000                         .0000
            7.0000                         .0000
            6.9650                         .0000
            6.9650                         .0000

      4580034                              .5000
        1,316.02                          .0350
            7.0000                         .0000
            6.5000                         .0000
            6.4650                         .0000
            6.4650                         .0000

      4689655                              .5000
       70,345.76                          .0350
           10.8000                         .0000
           10.3000                         .0000
           10.2650                         .0000
            7.0000                        3.2650

      4689666                              .5000
       21,103.89                          .0350
            8.7500                         .0000
            8.2500                         .0000
            8.2150                         .0000
            7.0000                        1.2150

      4690544                              .5000
       58,699.83                          .0350
           11.1250                         .0000
           10.6250                         .0000
           10.5900                         .0000
            7.0000                        3.5900

      4690653                              .5000
       21,497.05                          .0350
           11.5000                         .0000
           11.0000                         .0000
           10.9650                         .0000
            7.0000                        3.9650
1



      4851199                             1.1100
      127,366.79                          .0350
           10.7500                         .0000
            9.6400                         .0000
            9.6050                         .0000
            7.0000                        2.6050

      4851209                              .5000
       86,646.90                          .0350
            9.5700                         .0000
            9.0700                         .0000
            9.0350                         .0000
            7.0000                        2.0350

      4851221                              .2500
      102,781.11                          .0350
            9.6250                         .0000
            9.3750                         .0000
            9.3400                         .0000
            7.0000                        2.3400

      4851227                              .5500
      102,145.10                          .0350
            9.6250                         .0000
            9.0750                         .0000
            9.0400                         .0000
            7.0000                        2.0400

      4851229                              .2500
      406,640.21                          .0350
            9.3750                         .0000
            9.1250                         .0000
            9.0900                         .0000
            7.0000                        2.0900

      4851230                              .3850
      133,406.66                          .0350
            9.1250                         .0000
            8.7400                         .0000
            8.7050                         .0000
            7.0000                        1.7050

      4851231                              .2500
      282,945.64                          .0350
            9.2500                         .0000
            9.0000                         .0000
            8.9650                         .0000
            7.0000                        1.9650

      4851232                              .2750
      269,135.77                          .0350
            9.0000                         .0000
            8.7250                         .0000
            8.6900                         .0000
            7.0000                        1.6900
1



      4851237                              .2500
       58,519.63                          .0350
            9.5000                         .0000
            9.2500                         .0000
            9.2150                         .0000
            7.0000                        2.2150

      4851242                              .3250
      129,827.14                          .0350
            9.5000                         .0000
            9.1750                         .0000
            9.1400                         .0000
            7.0000                        2.1400

      4851272                              .5450
      421,296.95                          .0350
            9.6250                         .0000
            9.0800                         .0000
            9.0450                         .0000
            7.0000                        2.0450

      4851273                              .8450
       85,906.44                          .0350
            9.3750                         .0000
            8.5300                         .0000
            8.4950                         .0000
            7.0000                        1.4950

      4851278                              .5000
      216,342.00                          .0350
            8.7500                         .0000
            8.2500                         .0000
            8.2150                         .0000
            7.0000                        1.2150

      4851279                              .5000
      257,468.39                          .0350
            9.0000                         .0000
            8.5000                         .0000
            8.4650                         .0000
            7.0000                        1.4650

      4851281                              .5000
      217,557.39                          .0350
            9.1250                         .0000
            8.6250                         .0000
            8.5900                         .0000
            7.0000                        1.5900

      4851282                              .3100
      257,468.39                          .0350
            9.0000                         .0000
            8.6900                         .0000
            8.6550                         .0000
            7.0000                        1.6550
1



      4851286                              .5000
       90,995.79                          .0350
            9.6250                         .0000
            9.1250                         .0000
            9.0900                         .0000
            7.0000                        2.0900

      4851290                              .2500
       87,526.76                          .0350
            9.3750                         .0000
            9.1250                         .0000
            9.0900                         .0000
            7.0000                        2.0900

      4934242                              .5000
      135,657.84                          .0350
           12.5000                         .0000
           12.0000                         .0000
           11.9650                         .0000
            7.0000                        4.9650

      4934243                              .5000
      202,382.88                          .0350
           10.2200                         .0000
            9.7200                         .0000
            9.6850                         .0000
            7.0000                        2.6850

      4934248                              .5000
       26,406.09                          .0350
           11.1900                         .0000
           10.6900                         .0000
           10.6550                         .0000
            7.0000                        3.6550

      4934369                              .5000
        7,060.54                          .0350
           12.5000                         .0000
           12.0000                         .0000
           11.9650                         .0000
            7.0000                        4.9650

      4934378                              .5000
       33,838.30                          .0350
           12.9900                         .0000
           12.4900                         .0000
           12.4550                         .0000
            7.0000                        5.4550

      4934385                              .5000
        5,995.60                          .0350
           12.9000                         .0000
           12.4000                         .0000
           12.3650                         .0000
            7.0000                        5.3650
1



      4934388                              .5000
        5,879.69                          .0350
            9.9900                         .0000
            9.4900                         .0000
            9.4550                         .0000
            7.0000                        2.4550

      4934390                              .5000
       28,154.55                          .0350
           11.5900                         .0000
           11.0900                         .0000
           11.0550                         .0000
            7.0000                        4.0550

      4934411                              .5000
       78,758.62                          .0350
            9.9900                         .0000
            9.4900                         .0000
            9.4550                         .0000
            7.0000                        2.4550

      4934424                              .5000
       16,877.13                          .0350
            9.9900                         .0000
            9.4900                         .0000
            9.4550                         .0000
            7.0000                        2.4550

      4934432                              .5000
        7,761.55                          .0350
            9.5500                         .0000
            9.0500                         .0000
            9.0150                         .0000
            7.0000                        2.0150

      4934436                              .5000
       54,943.40                          .0350
           11.5000                         .0000
           11.0000                         .0000
           10.9650                         .0000
            7.0000                        3.9650

      4934472                              .5000
       10,450.04                          .0350
           15.6500                         .0000
           15.1500                         .0000
           15.1150                         .0000
            7.0000                        8.1150

      5055157                              .2500
      199,167.52                          .0350
            7.6250                         .0000
            7.3750                         .0000
            7.3400                         .0000
            7.0000                         .3400
1



      5055163                              .2500
      134,118.65                          .0350
            9.0000                         .0000
            8.7500                         .0000
            8.7150                         .0000
            7.0000                        1.7150

      5084909                              .5000
       80,588.74                          .0350
           11.0000                         .0000
           10.5000                         .0000
           10.4650                         .0000
            7.0000                        3.4650

      5084912                              .5000
       84,234.21                          .0350
            9.9900                         .0000
            9.4900                         .0000
            9.4550                         .0000
            7.0000                        2.4550

      5084916                              .5000
       72,641.73                          .0350
           12.5000                         .0000
           12.0000                         .0000
           11.9650                         .0000
            7.0000                        4.9650

      5084924                              .5000
       80,594.04                          .0350
           12.3000                         .0000
           11.8000                         .0000
           11.7650                         .0000
            7.0000                        4.7650

      5084941                              .5000
       60,934.06                          .0350
           11.8500                         .0000
           11.3500                         .0000
           11.3150                         .0000
            7.0000                        4.3150

      5084956                              .5000
       18,921.20                          .0350
           10.7000                         .0000
           10.2000                         .0000
           10.1650                         .0000
            7.0000                        3.1650

      5084958                              .5000
       35,508.59                          .0350
           10.8000                         .0000
           10.3000                         .0000
           10.2650                         .0000
            7.0000                        3.2650
1



      5084970                              .5000
       37,526.90                          .0350
           12.2000                         .0000
           11.7000                         .0000
           11.6650                         .0000
            7.0000                        4.6650

      5123340                              .2500
      525,763.91                          .0350
            7.2500                         .0000
            7.0000                         .0000
            6.9650                         .0000
            6.9650                         .0000

      5123362                              .2500
       19,148.50                          .0350
           11.5000                         .0000
           11.2500                         .0000
           11.2150                         .0000
            7.0000                        4.2150

      5123363                              .2500
       27,040.85                          .0350
           13.0000                         .0000
           12.7500                         .0000
           12.7150                         .0000
            7.0000                        5.7150

      5123364                              .2500
       20,975.67                          .0350
           12.7500                         .0000
           12.5000                         .0000
           12.4650                         .0000
            7.0000                        5.4650

      5123365                              .2500
       17,270.79                          .0350
           12.7500                         .0000
           12.5000                         .0000
           12.4650                         .0000
            7.0000                        5.4650

      5123366                              .2500
       20,887.14                          .0350
           12.3750                         .0000
           12.1250                         .0000
           12.0900                         .0000
            7.0000                        5.0900

      5123568                              .2500
       68,965.49                          .0350
            8.5000                         .0000
            8.2500                         .0000
            8.2150                         .0000
            7.0000                        1.2150
1



      5123773                              .2500
      105,304.38                          .0350
            7.3750                         .0000
            7.1250                         .0000
            7.0900                         .0000
            7.0000                         .0900

      5127569                              .2500
       13,732.31                          .0350
           11.5000                         .0000
           11.2500                         .0000
           11.2150                         .0000
            7.0000                        4.2150

      5167315                              .5000
       47,437.43                          .0350
           12.4000                         .0000
           11.9000                         .0000
           11.8650                         .0000
            7.0000                        4.8650

      5167320                              .5000
       18,874.32                          .0350
           10.3500                         .0000
            9.8500                         .0000
            9.8150                         .0000
            7.0000                        2.8150

      5167321                              .5000
       18,750.84                          .0350
           14.2500                         .0000
           13.7500                         .0000
           13.7150                         .0000
            7.0000                        6.7150

      5167334                              .5000
      140,566.11                          .0350
           10.7500                         .0000
           10.2500                         .0000
           10.2150                         .0000
            7.0000                        3.2150

      5167335                              .5000
       36,270.67                          .0350
           10.9000                         .0000
           10.4000                         .0000
           10.3650                         .0000
            7.0000                        3.3650

      5167340                              .5000
       44,524.34                          .0350
           12.5000                         .0000
           12.0000                         .0000
           11.9650                         .0000
            7.0000                        4.9650
1



      5167362                              .5000
      192,304.99                          .0350
            9.9000                         .0000
            9.4000                         .0000
            9.3650                         .0000
            7.0000                        2.3650

      5167393                              .5000
      138,086.45                          .0350
           10.7400                         .0000
           10.2400                         .0000
           10.2050                         .0000
            7.0000                        3.2050

      5167399                              .5000
       28,362.19                          .0350
           11.0000                         .0000
           10.5000                         .0000
           10.4650                         .0000
            7.0000                        3.4650

      5167402                              .5000
       44,131.88                          .0350
           11.5500                         .0000
           11.0500                         .0000
           11.0150                         .0000
            7.0000                        4.0150

      5167404                              .5000
       34,846.78                          .0350
           10.7500                         .0000
           10.2500                         .0000
           10.2150                         .0000
            7.0000                        3.2150

      5167408                              .5000
       63,265.73                          .0350
           11.8500                         .0000
           11.3500                         .0000
           11.3150                         .0000
            7.0000                        4.3150

      5167429                              .5000
       70,668.33                          .0350
            9.7000                         .0000
            9.2000                         .0000
            9.1650                         .0000
            7.0000                        2.1650

      5182738                              .2500
      240,601.78                          .0350
            7.7500                         .0000
            7.5000                         .0000
            7.4650                         .0000
            7.0000                         .4650
1



      5182748                              .2500
      147,312.56                          .0350
           11.2500                         .0000
           11.0000                         .0000
           10.9650                         .0000
            7.0000                        3.9650

      5182751                              .2500
       65,043.27                          .0350
            9.1250                         .0000
            8.8750                         .0000
            8.8400                         .0000
            7.0000                        1.8400

      5293650                              .5000
       47,996.17                          .0350
            9.8500                         .0000
            9.3500                         .0000
            9.3150                         .0000
            7.0000                        2.3150

      5293653                              .5000
       60,253.32                          .0350
           11.9500                         .0000
           11.4500                         .0000
           11.4150                         .0000
            7.0000                        4.4150

      5293657                              .5000
      109,646.93                          .0350
           10.1500                         .0000
            9.6500                         .0000
            9.6150                         .0000
            7.0000                        2.6150

      5293667                              .5000
       78,441.89                          .0350
           12.6000                         .0000
           12.1000                         .0000
           12.0650                         .0000
            7.0000                        5.0650

      5293777                              .5000
       35,531.02                          .0350
           12.4900                         .0000
           11.9900                         .0000
           11.9550                         .0000
            7.0000                        4.9550

      5310215                              .2500
      145,450.49                          .0350
            7.0000                         .0000
            6.7500                         .0000
            6.7150                         .0000
            6.7150                         .0000
1



      5310217                              .2500
       70,311.90                          .0350
           10.6000                         .0000
           10.3500                         .0000
           10.3150                         .0000
            7.0000                        3.3150

      5310222                              .2500
      113,584.01                          .0350
            7.2500                         .0000
            7.0000                         .0000
            6.9650                         .0000
            6.9650                         .0000

      5310226                              .2500
      104,048.71                          .0350
            7.3750                         .0000
            7.1250                         .0000
            7.0900                         .0000
            7.0000                         .0900

      5310228                              .2500
      146,628.16                          .0350
            7.0000                         .0000
            6.7500                         .0000
            6.7150                         .0000
            6.7150                         .0000

      5310230                              .2500
      141,883.32                          .0350
            7.5000                         .0000
            7.2500                         .0000
            7.2150                         .0000
            7.0000                         .2150

      5310231                              .2500
      174,038.26                          .0350
            7.1250                         .0000
            6.8750                         .0000
            6.8400                         .0000
            6.8400                         .0000

      5310235                              .2500
      107,517.96                          .0350
            6.0000                         .0000
            5.7500                         .0000
            5.7150                         .0000
            5.7150                         .0000

      5310244                              .2500
      135,543.51                          .0350
            7.5000                         .0000
            7.2500                         .0000
            7.2150                         .0000
            7.0000                         .2150
1



      5310246                              .2500
      221,760.45                          .0350
            7.3750                         .0000
            7.1250                         .0000
            7.0900                         .0000
            7.0000                         .0900

      5310249                              .2500
      128,180.92                          .0350
            6.8750                         .0000
            6.6250                         .0000
            6.5900                         .0000
            6.5900                         .0000

      5310250                              .2500
      133,269.48                          .0350
            7.3750                         .0000
            7.1250                         .0000
            7.0900                         .0000
            7.0000                         .0900

      5310251                              .2500
      126,121.21                          .0350
            6.8750                         .0000
            6.6250                         .0000
            6.5900                         .0000
            6.5900                         .0000

      5310255                              .2500
      109,848.31                          .0350
            6.8750                         .0000
            6.6250                         .0000
            6.5900                         .0000
            6.5900                         .0000

      5316209                              .5000
      143,179.66                          .0350
           14.1900                         .0000
           13.6900                         .0000
           13.6550                         .0000
            7.0000                        6.6550

      5316216                              .5000
       23,946.69                          .0350
           14.2400                         .0000
           13.7400                         .0000
           13.7050                         .0000
            7.0000                        6.7050

      5316220                              .5000
       66,802.38                          .0350
           10.3400                         .0000
            9.8400                         .0000
            9.8050                         .0000
            7.0000                        2.8050
1



      5316221                              .5000
      207,321.32                          .0350
           12.4900                         .0000
           11.9900                         .0000
           11.9550                         .0000
            7.0000                        4.9550

      5316223                              .5000
       39,657.83                          .0350
           11.9400                         .0000
           11.4400                         .0000
           11.4050                         .0000
            7.0000                        4.4050

      5316224                              .5000
       27,925.25                          .0350
           13.3900                         .0000
           12.8900                         .0000
           12.8550                         .0000
            7.0000                        5.8550

      5316225                              .5000
       41,806.16                          .0350
           12.3400                         .0000
           11.8400                         .0000
           11.8050                         .0000
            7.0000                        4.8050

      5316227                              .5000
       20,745.52                          .0350
           14.0400                         .0000
           13.5400                         .0000
           13.5050                         .0000
            7.0000                        6.5050

      5316233                              .5000
      233,023.86                          .0350
           12.2900                         .0000
           11.7900                         .0000
           11.7550                         .0000
            7.0000                        4.7550

      5316243                              .5000
      178,268.78                          .0350
           12.9400                         .0000
           12.4400                         .0000
           12.4050                         .0000
            7.0000                        5.4050

      5316244                              .5000
      191,998.75                          .0350
           13.0900                         .0000
           12.5900                         .0000
           12.5550                         .0000
            7.0000                        5.5550
1



      5316250                              .5000
       55,253.36                          .0350
           10.6400                         .0000
           10.1400                         .0000
           10.1050                         .0000
            7.0000                        3.1050

      5316251                              .5000
      147,497.01                          .0350
           12.9900                         .0000
           12.4900                         .0000
           12.4550                         .0000
            7.0000                        5.4550

      5316253                              .5000
       67,715.95                          .0350
           11.5400                         .0000
           11.0400                         .0000
           11.0050                         .0000
            7.0000                        4.0050

      5316255                              .5000
      129,650.02                          .0350
           12.9400                         .0000
           12.4400                         .0000
           12.4050                         .0000
            7.0000                        5.4050

      5316257                              .5000
       19,957.38                          .0350
           13.9900                         .0000
           13.4900                         .0000
           13.4550                         .0000
            7.0000                        6.4550

      5316261                              .5000
       69,780.26                          .0350
            9.8900                         .0000
            9.3900                         .0000
            9.3550                         .0000
            7.0000                        2.3550

      5316262                              .5000
       59,530.02                          .0350
            9.9400                         .0000
            9.4400                         .0000
            9.4050                         .0000
            7.0000                        2.4050

      5316265                              .5000
       83,731.01                          .0350
           11.6900                         .0000
           11.1900                         .0000
           11.1550                         .0000
            7.0000                        4.1550
1



      5316268                              .5000
       13,723.60                          .0350
           11.2900                         .0000
           10.7900                         .0000
           10.7550                         .0000
            7.0000                        3.7550

      5316270                              .5000
       60,616.87                          .0350
           10.5400                         .0000
           10.0400                         .0000
           10.0050                         .0000
            7.0000                        3.0050

      5316271                              .5000
       31,900.78                          .0350
           11.8400                         .0000
           11.3400                         .0000
           11.3050                         .0000
            7.0000                        4.3050

      5316273                              .5000
       31,384.85                          .0350
           11.5400                         .0000
           11.0400                         .0000
           11.0050                         .0000
            7.0000                        4.0050

      5316277                              .5000
       48,592.26                          .0350
           12.3400                         .0000
           11.8400                         .0000
           11.8050                         .0000
            7.0000                        4.8050

      5316279                              .5000
       50,527.13                          .0350
           15.0900                         .0000
           14.5900                         .0000
           14.5550                         .0000
            7.0000                        7.5550

      5316282                              .5000
       72,558.85                          .0350
            8.9900                         .0000
            8.4900                         .0000
            8.4550                         .0000
            7.0000                        1.4550

      5316285                              .5000
       25,237.96                          .0350
           13.1200                         .0000
           12.6200                         .0000
           12.5850                         .0000
            7.0000                        5.5850
1



      5316295                              .5000
       29,443.55                          .0350
           12.6900                         .0000
           12.1900                         .0000
           12.1550                         .0000
            7.0000                        5.1550

      5316297                              .5000
       36,683.27                          .0350
           11.9900                         .0000
           11.4900                         .0000
           11.4550                         .0000
            7.0000                        4.4550

      5316310                              .5000
      132,043.73                          .0350
           10.8400                         .0000
           10.3400                         .0000
           10.3050                         .0000
            7.0000                        3.3050

      5316314                              .5000
       47,867.67                          .0350
           11.4400                         .0000
           10.9400                         .0000
           10.9050                         .0000
            7.0000                        3.9050

      5476522                              .5000
      199,119.63                          .0350
           11.5000                         .0000
           11.0000                         .0000
           10.9650                         .0000
            7.0000                        3.9650

      5476525                              .5000
      116,916.20                          .0350
           11.7500                         .0000
           11.2500                         .0000
           11.2150                         .0000
            7.0000                        4.2150

      5476526                              .5000
       29,187.21                          .0350
           12.2000                         .0000
           11.7000                         .0000
           11.6650                         .0000
            7.0000                        4.6650

      5526867                              .2500
      389,405.20                          .0350
            7.2500                         .0000
            7.0000                         .0000
            6.9650                         .0000
            6.9650                         .0000
1



      5562640                              .5000
       41,287.91                          .0350
           11.9000                         .0000
           11.4000                         .0000
           11.3650                         .0000
            7.0000                        4.3650

      5562662                              .5000
       89,130.99                          .0350
           10.3750                         .0000
            9.8750                         .0000
            9.8400                         .0000
            7.0000                        2.8400

      5562697                              .5000
       56,136.52                          .0350
           10.7500                         .0000
           10.2500                         .0000
           10.2150                         .0000
            7.0000                        3.2150

      5562720                              .5000
       68,725.15                          .0350
           10.1500                         .0000
            9.6500                         .0000
            9.6150                         .0000
            7.0000                        2.6150

      5562760                              .5000
       62,774.60                          .0350
           10.8750                         .0000
           10.3750                         .0000
           10.3400                         .0000
            7.0000                        3.3400

      5562844                              .5000
       54,975.29                          .0350
           10.0000                         .0000
            9.5000                         .0000
            9.4650                         .0000
            7.0000                        2.4650

      5562846                              .5000
       68,558.47                          .0350
           10.5000                         .0000
           10.0000                         .0000
            9.9650                         .0000
            7.0000                        2.9650

      5562864                              .5000
      140,545.34                          .0350
           10.5000                         .0000
           10.0000                         .0000
            9.9650                         .0000
            7.0000                        2.9650
1



      5562924                              .5000
       56,825.29                          .0350
           12.2000                         .0000
           11.7000                         .0000
           11.6650                         .0000
            7.0000                        4.6650

      5603253                              .5000
      180,089.54                          .0350
           12.1000                         .0000
           11.6000                         .0000
           11.5650                         .0000
            7.0000                        4.5650

      5640923                              .2500
      645,168.73                          .0350
            7.0000                         .0000
            6.7500                         .0000
            6.7150                         .0000
            6.7150                         .0000

      5640924                              .2500
      388,763.36                          .0350
            7.1250                         .0000
            6.8750                         .0000
            6.8400                         .0000
            6.8400                         .0000

      5640925                              .2500
      378,530.90                          .0350
            6.8750                         .0000
            6.6250                         .0000
            6.5900                         .0000
            6.5900                         .0000

      5645458                              .5000
      122,920.18                          .0350
           10.5500                         .0000
           10.0500                         .0000
           10.0150                         .0000
            7.0000                        3.0150

      5645661                              .5000
        9,182.39                          .0350
           10.1000                         .0000
            9.6000                         .0000
            9.5650                         .0000
            7.0000                        2.5650

      5645676                              .5000
       65,942.85                          .0350
           11.7000                         .0000
           11.2000                         .0000
           11.1650                         .0000
            7.0000                        4.1650
1



      5645772                              .5000
       47,774.96                          .0350
           14.0400                         .0000
           13.5400                         .0000
           13.5050                         .0000
            7.0000                        6.5050

      5645791                              .5000
       32,523.62                          .0350
           11.3600                         .0000
           10.8600                         .0000
           10.8250                         .0000
            7.0000                        3.8250

      5646163                              .5000
       85,488.72                          .0350
           11.1500                         .0000
           10.6500                         .0000
           10.6150                         .0000
            7.0000                        3.6150

      5646181                              .5000
       65,670.70                          .0350
           12.1400                         .0000
           11.6400                         .0000
           11.6050                         .0000
            7.0000                        4.6050

      5649111                              .2500
      237,195.66                          .0350
            5.8750                         .0000
            5.6250                         .0000
            5.5900                         .0000
            5.5900                         .0000

      5649112                              .2500
      380,307.32                          .0350
            6.6250                         .0000
            6.3750                         .0000
            6.3400                         .0000
            6.3400                         .0000

      5649252                              .2500
      199,907.62                          .0350
            6.5000                         .0000
            6.2500                         .0000
            6.2150                         .0000
            6.2150                         .0000

      5660664                              .5000
       69,983.30                          .0350
           13.2400                         .0000
           12.7400                         .0000
           12.7050                         .0000
            7.0000                        5.7050
1



      5660667                              .5000
       59,442.07                          .0350
           11.4900                         .0000
           10.9900                         .0000
           10.9550                         .0000
            7.0000                        3.9550

      5661530                              .5000
       68,896.88                          .0350
           11.9250                         .0000
           11.4250                         .0000
           11.3900                         .0000
            7.0000                        4.3900

      5661531                              .5000
      458,327.49                          .0350
           11.1500                         .0000
           10.6500                         .0000
           10.6150                         .0000
            7.0000                        3.6150

      5661536                              .5000
      122,501.56                          .0350
           10.2500                         .0000
            9.7500                         .0000
            9.7150                         .0000
            7.0000                        2.7150

      5661541                              .5000
       61,275.67                          .0350
           11.3500                         .0000
           10.8500                         .0000
           10.8150                         .0000
            7.0000                        3.8150

      5661545                              .5000
       44,422.62                          .0350
           11.4000                         .0000
           10.9000                         .0000
           10.8650                         .0000
            7.0000                        3.8650

      5661556                              .5000
       63,539.47                          .0350
           10.2250                         .0000
            9.7250                         .0000
            9.6900                         .0000
            7.0000                        2.6900

      5661562                              .5000
       55,209.25                          .0350
           10.8750                         .0000
           10.3750                         .0000
           10.3400                         .0000
            7.0000                        3.3400
1



      5661568                              .5000
      276,470.35                          .0350
           10.0000                         .0000
            9.5000                         .0000
            9.4650                         .0000
            7.0000                        2.4650

      5661572                              .5000
      320,252.37                          .0350
           10.2500                         .0000
            9.7500                         .0000
            9.7150                         .0000
            7.0000                        2.7150

      5661578                              .5000
       33,072.78                          .0350
           10.8750                         .0000
           10.3750                         .0000
           10.3400                         .0000
            7.0000                        3.3400

      5661585                              .5000
       34,038.83                          .0350
           10.7500                         .0000
           10.2500                         .0000
           10.2150                         .0000
            7.0000                        3.2150

      5661587                              .5000
       67,316.77                          .0350
           10.7500                         .0000
           10.2500                         .0000
           10.2150                         .0000
            7.0000                        3.2150

      5661595                              .5000
       47,060.21                          .0350
           10.1500                         .0000
            9.6500                         .0000
            9.6150                         .0000
            7.0000                        2.6150

      5661596                              .5000
       45,592.50                          .0350
           10.5500                         .0000
           10.0500                         .0000
           10.0150                         .0000
            7.0000                        3.0150

      5661598                              .5000
      143,128.76                          .0350
           12.1250                         .0000
           11.6250                         .0000
           11.5900                         .0000
            7.0000                        4.5900
1



      5661606                              .5000
       99,937.73                          .0350
           10.0000                         .0000
            9.5000                         .0000
            9.4650                         .0000
            7.0000                        2.4650

      5661621                              .5000
       23,297.67                          .0350
           11.9900                         .0000
           11.4900                         .0000
           11.4550                         .0000
            7.0000                        4.4550

      5661625                              .5000
       47,800.93                          .0350
           10.9500                         .0000
           10.4500                         .0000
           10.4150                         .0000
            7.0000                        3.4150

      5661626                              .5000
       47,800.93                          .0350
           10.9500                         .0000
           10.4500                         .0000
           10.4150                         .0000
            7.0000                        3.4150

      5661627                              .5000
       60,245.24                          .0350
           10.9500                         .0000
           10.4500                         .0000
           10.4150                         .0000
            7.0000                        3.4150

      5661628                              .5000
       27,110.57                          .0350
           12.7000                         .0000
           12.2000                         .0000
           12.1650                         .0000
            7.0000                        5.1650

      5661638                              .5000
       67,526.77                          .0350
           10.9900                         .0000
           10.4900                         .0000
           10.4550                         .0000
            7.0000                        3.4550

      5662222                              .2500
      340,484.20                          .0350
            7.7500                         .0000
            7.5000                         .0000
            7.4650                         .0000
            7.0000                         .4650
1



      5662223                              .2500
      489,842.33                          .0350
            7.1250                         .0000
            6.8750                         .0000
            6.8400                         .0000
            6.8400                         .0000

      5662224                              .2500
      332,865.40                          .0350
            7.2500                         .0000
            7.0000                         .0000
            6.9650                         .0000
            6.9650                         .0000

      5662225                              .2500
      270,212.16                          .0350
            7.2500                         .0000
            7.0000                         .0000
            6.9650                         .0000
            6.9650                         .0000

      5662226                              .2500
      270,889.48                          .0350
            6.7500                         .0000
            6.5000                         .0000
            6.4650                         .0000
            6.4650                         .0000

      5662227                              .2500
      488,964.52                          .0350
            7.2500                         .0000
            7.0000                         .0000
            6.9650                         .0000
            6.9650                         .0000

      5662228                              .2500
      272,981.11                          .0350
            7.3750                         .0000
            7.1250                         .0000
            7.0900                         .0000
            7.0000                         .0900

      5662229                              .2500
      325,283.45                          .0350
            7.3750                         .0000
            7.1250                         .0000
            7.0900                         .0000
            7.0000                         .0900

      5662231                              .2500
      363,838.01                          .0350
            7.7500                         .0000
            7.5000                         .0000
            7.4650                         .0000
            7.0000                         .4650
1



      5662233                              .2500
      304,840.37                          .0350
            7.6250                         .0000
            7.3750                         .0000
            7.3400                         .0000
            7.0000                         .3400

      5662234                              .2500
      494,868.13                          .0350
            7.3750                         .0000
            7.1250                         .0000
            7.0900                         .0000
            7.0000                         .0900

      5662237                              .2500
      299,628.59                          .0350
            7.8750                         .0000
            7.6250                         .0000
            7.5900                         .0000
            7.0000                         .5900

      5662238                              .2500
      307,582.69                          .0350
            7.2500                         .0000
            7.0000                         .0000
            6.9650                         .0000
            6.9650                         .0000

      5662239                              .2500
      450,140.57                          .0350
            7.3750                         .0000
            7.1250                         .0000
            7.0900                         .0000
            7.0000                         .0900

      5662240                              .2500
      401,681.71                          .0350
            7.2500                         .0000
            7.0000                         .0000
            6.9650                         .0000
            6.9650                         .0000

      5662241                              .2500
      303,231.14                          .0350
            7.2500                         .0000
            7.0000                         .0000
            6.9650                         .0000
            6.9650                         .0000

      5662242                              .2500
      559,101.23                          .0350
            7.2500                         .0000
            7.0000                         .0000
            6.9650                         .0000
            6.9650                         .0000
1



      5666334                              .5000
       35,653.69                          .0350
           12.3500                         .0000
           11.8500                         .0000
           11.8150                         .0000
            7.0000                        4.8150

      5666341                              .5000
       40,713.68                          .0350
           11.9500                         .0000
           11.4500                         .0000
           11.4150                         .0000
            7.0000                        4.4150

      5666352                              .5000
       53,526.04                          .0350
           11.2500                         .0000
           10.7500                         .0000
           10.7150                         .0000
            7.0000                        3.7150

      5666376                              .5000
       28,805.47                          .0350
           12.2500                         .0000
           11.7500                         .0000
           11.7150                         .0000
            7.0000                        4.7150

      5666405                              .5000
       14,726.88                          .0350
           11.7500                         .0000
           11.2500                         .0000
           11.2150                         .0000
            7.0000                        4.2150

      5666406                              .5000
       34,753.64                          .0350
           11.4500                         .0000
           10.9500                         .0000
           10.9150                         .0000
            7.0000                        3.9150

      5666408                              .5000
       54,586.31                          .0350
           10.9000                         .0000
           10.4000                         .0000
           10.3650                         .0000
            7.0000                        3.3650

      5666411                              .5000
       66,073.18                          .0350
           11.6500                         .0000
           11.1500                         .0000
           11.1150                         .0000
            7.0000                        4.1150
1



      5666432                              .5000
       62,605.73                          .0350
           11.4900                         .0000
           10.9900                         .0000
           10.9550                         .0000
            7.0000                        3.9550

      5666472                              .5000
       60,448.95                          .0350
           14.5000                         .0000
           14.0000                         .0000
           13.9650                         .0000
            7.0000                        6.9650

      5666483                              .5000
       65,875.07                          .0350
           10.3750                         .0000
            9.8750                         .0000
            9.8400                         .0000
            7.0000                        2.8400

      5666486                              .5000
      104,339.92                          .0350
           10.9900                         .0000
           10.4900                         .0000
           10.4550                         .0000
            7.0000                        3.4550

      5666495                              .5000
       99,026.87                          .0350
           10.5000                         .0000
           10.0000                         .0000
            9.9650                         .0000
            7.0000                        2.9650

      5666501                              .5000
       66,421.75                          .0350
           10.7500                         .0000
           10.2500                         .0000
           10.2150                         .0000
            7.0000                        3.2150

      5666515                              .5000
       86,373.84                          .0350
           10.5000                         .0000
           10.0000                         .0000
            9.9650                         .0000
            7.0000                        2.9650

      5666768                              .5000
       83,275.70                          .0350
           12.9500                         .0000
           12.4500                         .0000
           12.4150                         .0000
            7.0000                        5.4150
1



      5698101                              .2500
      138,240.94                          .0350
            7.0000                         .0000
            6.7500                         .0000
            6.7150                         .0000
            6.7150                         .0000

      5698106                              .2500
       26,926.03                          .0350
            7.1250                         .0000
            6.8750                         .0000
            6.8400                         .0000
            6.8400                         .0000

      5698111                              .2500
       87,554.53                          .0350
            7.2500                         .0000
            7.0000                         .0000
            6.9650                         .0000
            6.9650                         .0000

      5698126                              .2500
       70,765.36                          .0350
            6.5000                         .0000
            6.2500                         .0000
            6.2150                         .0000
            6.2150                         .0000

      5698150                              .2500
       26,577.59                          .0350
            6.9500                         .0000
            6.7000                         .0000
            6.6650                         .0000
            6.6650                         .0000

      5698154                              .2500
        9,514.36                          .0350
            7.2500                         .0000
            7.0000                         .0000
            6.9650                         .0000
            6.9650                         .0000

      5698172                              .2500
      312,641.62                          .0350
            7.6250                         .0000
            7.3750                         .0000
            7.3400                         .0000
            7.0000                         .3400

      5698178                              .2500
       46,071.88                          .0350
            7.5000                         .0000
            7.2500                         .0000
            7.2150                         .0000
            7.0000                         .2150
1



      5698190                              .2500
      186,955.79                          .0350
            7.0000                         .0000
            6.7500                         .0000
            6.7150                         .0000
            6.7150                         .0000

      5698192                              .2500
      314,207.38                          .0350
            6.8750                         .0000
            6.6250                         .0000
            6.5900                         .0000
            6.5900                         .0000

      5698208                              .2500
      136,374.13                          .0350
            7.0000                         .0000
            6.7500                         .0000
            6.7150                         .0000
            6.7150                         .0000

      5698214                              .2500
    1,852,682.53                          .0350
            7.3750                         .0000
            7.1250                         .0000
            7.0900                         .0000
            7.0000                         .0900

      5698216                              .2500
       87,690.86                          .0350
            6.7500                         .0000
            6.5000                         .0000
            6.4650                         .0000
            6.4650                         .0000

      5698217                              .2500
       97,848.97                          .0350
            7.6250                         .0000
            7.3750                         .0000
            7.3400                         .0000
            7.0000                         .3400

      5698222                              .2500
      252,706.41                          .0350
            7.2500                         .0000
            7.0000                         .0000
            6.9650                         .0000
            6.9650                         .0000

      5698225                              .2500
      291,965.21                          .0350
            7.0000                         .0000
            6.7500                         .0000
            6.7150                         .0000
            6.7150                         .0000
1



      5698238                              .2500
       52,496.96                          .0350
            6.1250                         .0000
            5.8750                         .0000
            5.8400                         .0000
            5.8400                         .0000

      5698240                              .2500
      427,550.06                          .0350
            7.0000                         .0000
            6.7500                         .0000
            6.7150                         .0000
            6.7150                         .0000

      5698243                              .2500
      437,371.02                          .0350
            7.6250                         .0000
            7.3750                         .0000
            7.3400                         .0000
            7.0000                         .3400

      5698245                              .2500
      157,806.62                          .0350
            7.3750                         .0000
            7.1250                         .0000
            7.0900                         .0000
            7.0000                         .0900

      5698246                              .2500
       32,353.43                          .0350
            7.0000                         .0000
            6.7500                         .0000
            6.7150                         .0000
            6.7150                         .0000

      5698261                              .2500
       97,826.04                          .0350
            7.2500                         .0000
            7.0000                         .0000
            6.9650                         .0000
            6.9650                         .0000

      5698265                              .2500
       39,309.77                          .0350
            6.7500                         .0000
            6.5000                         .0000
            6.4650                         .0000
            6.4650                         .0000

      5698272                              .2500
      102,634.10                          .0350
            7.6250                         .0000
            7.3750                         .0000
            7.3400                         .0000
            7.0000                         .3400
1



      5698273                              .2500
       46,519.15                          .0350
            6.8750                         .0000
            6.6250                         .0000
            6.5900                         .0000
            6.5900                         .0000

      5698275                              .2500
       96,953.61                          .0350
            7.1250                         .0000
            6.8750                         .0000
            6.8400                         .0000
            6.8400                         .0000

      5698285                              .2500
      316,609.77                          .0350
            7.5000                         .0000
            7.2500                         .0000
            7.2150                         .0000
            7.0000                         .2150

      5698291                              .2500
       74,054.62                          .0350
            5.8750                         .0000
            5.6250                         .0000
            5.5900                         .0000
            5.5900                         .0000

      5698292                              .2500
      307,699.55                          .0350
            7.2500                         .0000
            7.0000                         .0000
            6.9650                         .0000
            6.9650                         .0000

      5698295                              .2500
       26,546.08                          .0350
            6.7500                         .0000
            6.5000                         .0000
            6.4650                         .0000
            6.4650                         .0000

      5698300                              .2500
       99,669.48                          .0350
            6.6250                         .0000
            6.3750                         .0000
            6.3400                         .0000
            6.3400                         .0000

      5698302                              .2500
       40,692.10                          .0350
            6.6250                         .0000
            6.3750                         .0000
            6.3400                         .0000
            6.3400                         .0000
1



      5698303                              .2500
       71,365.64                          .0350
            5.8750                         .0000
            5.6250                         .0000
            5.5900                         .0000
            5.5900                         .0000

      5698307                              .2500
       45,882.64                          .0350
            6.2500                         .0000
            6.0000                         .0000
            5.9650                         .0000
            5.9650                         .0000

      5698309                              .2500
      286,517.07                          .0350
            7.2500                         .0000
            7.0000                         .0000
            6.9650                         .0000
            6.9650                         .0000

      5698312                              .2500
       49,288.30                          .0350
            6.5000                         .0000
            6.2500                         .0000
            6.2150                         .0000
            6.2150                         .0000

      5698314                              .2500
       59,605.44                          .0350
            6.2500                         .0000
            6.0000                         .0000
            5.9650                         .0000
            5.9650                         .0000

      5698325                              .2500
      293,786.48                          .0350
            6.5000                         .0000
            6.2500                         .0000
            6.2150                         .0000
            6.2150                         .0000

      5698327                              .2500
      129,838.91                          .0350
            7.3750                         .0000
            7.1250                         .0000
            7.0900                         .0000
            7.0000                         .0900

      5698333                              .2500
       42,645.55                          .0350
            6.5000                         .0000
            6.2500                         .0000
            6.2150                         .0000
            6.2150                         .0000
1



      5698337                              .2500
      115,433.07                          .0350
            7.1250                         .0000
            6.8750                         .0000
            6.8400                         .0000
            6.8400                         .0000

      5698338                              .2500
       54,461.49                          .0350
            6.0000                         .0000
            5.7500                         .0000
            5.7150                         .0000
            5.7150                         .0000

      5698347                              .2500
      109,587.67                          .0350
            6.6250                         .0000
            6.3750                         .0000
            6.3400                         .0000
            6.3400                         .0000

      5698349                              .2500
       83,578.99                          .0350
            6.5000                         .0000
            6.2500                         .0000
            6.2150                         .0000
            6.2150                         .0000

      5698353                              .2500
       33,170.73                          .0350
            6.5000                         .0000
            6.2500                         .0000
            6.2150                         .0000
            6.2150                         .0000

      5698356                              .2500
      264,904.34                          .0350
            6.5000                         .0000
            6.2500                         .0000
            6.2150                         .0000
            6.2150                         .0000

      5698358                              .2500
      400,659.83                          .0350
            7.2500                         .0000
            7.0000                         .0000
            6.9650                         .0000
            6.9650                         .0000

      5698361                              .2500
       20,412.35                          .0350
            5.7500                         .0000
            5.5000                         .0000
            5.4650                         .0000
            5.4650                         .0000
1



      5698363                              .2500
       67,566.35                          .0350
            6.1250                         .0000
            5.8750                         .0000
            5.8400                         .0000
            5.8400                         .0000

      5698364                              .2500
       29,446.50                          .0350
            6.0000                         .0000
            5.7500                         .0000
            5.7150                         .0000
            5.7150                         .0000

      5698365                              .2500
      140,485.48                          .0350
            7.5000                         .0000
            7.2500                         .0000
            7.2150                         .0000
            7.0000                         .2150

      5698366                              .2500
       16,576.67                          .0350
            7.6250                         .0000
            7.3750                         .0000
            7.3400                         .0000
            7.0000                         .3400

      5698367                              .2500
       31,999.45                          .0350
            6.2500                         .0000
            6.0000                         .0000
            5.9650                         .0000
            5.9650                         .0000

      5698374                              .2500
      260,481.90                          .0350
            6.3750                         .0000
            6.1250                         .0000
            6.0900                         .0000
            6.0900                         .0000

      5698377                              .2500
      124,706.08                          .0350
            7.1250                         .0000
            6.8750                         .0000
            6.8400                         .0000
            6.8400                         .0000

      5698383                              .2500
       51,813.73                          .0350
            7.5000                         .0000
            7.2500                         .0000
            7.2150                         .0000
            7.0000                         .2150
1



      5698384                              .2500
       33,885.81                          .0350
            6.7500                         .0000
            6.5000                         .0000
            6.4650                         .0000
            6.4650                         .0000

      5698385                              .2500
       30,956.84                          .0350
            6.1250                         .0000
            5.8750                         .0000
            5.8400                         .0000
            5.8400                         .0000

      5698389                              .2500
      853,677.62                          .0350
            6.7500                         .0000
            6.5000                         .0000
            6.4650                         .0000
            6.4650                         .0000

      5698391                              .2500
      183,221.89                          .0350
            7.6250                         .0000
            7.3750                         .0000
            7.3400                         .0000
            7.0000                         .3400

      5698393                              .2500
      208,332.74                          .0350
            6.6250                         .0000
            6.3750                         .0000
            6.3400                         .0000
            6.3400                         .0000

      5698399                              .2500
       37,285.52                          .0350
            7.3750                         .0000
            7.1250                         .0000
            7.0900                         .0000
            7.0000                         .0900

      5698406                              .2500
       27,238.49                          .0350
            7.0000                         .0000
            6.7500                         .0000
            6.7150                         .0000
            6.7150                         .0000

      5698417                              .2500
      106,146.33                          .0350
            7.3750                         .0000
            7.1250                         .0000
            7.0900                         .0000
            7.0000                         .0900
1



      5698421                              .2500
      229,770.07                          .0350
            6.7500                         .0000
            6.5000                         .0000
            6.4650                         .0000
            6.4650                         .0000

      5698427                              .2500
       21,740.99                          .0350
            7.6250                         .0000
            7.3750                         .0000
            7.3400                         .0000
            7.0000                         .3400

      5698429                              .2500
       69,637.51                          .0350
            7.2500                         .0000
            7.0000                         .0000
            6.9650                         .0000
            6.9650                         .0000

      5698434                              .2500
       14,644.72                          .0350
            7.3750                         .0000
            7.1250                         .0000
            7.0900                         .0000
            7.0000                         .0900

      5698441                              .2500
      323,567.61                          .0350
            7.3750                         .0000
            7.1250                         .0000
            7.0900                         .0000
            7.0000                         .0900

      5698444                              .2500
      321,072.71                          .0350
            7.2500                         .0000
            7.0000                         .0000
            6.9650                         .0000
            6.9650                         .0000

      5698445                              .2500
       44,202.81                          .0350
            7.2500                         .0000
            7.0000                         .0000
            6.9650                         .0000
            6.9650                         .0000

      5698454                              .2500
      244,887.91                          .0350
            7.2500                         .0000
            7.0000                         .0000
            6.9650                         .0000
            6.9650                         .0000
1



      5698455                              .2500
      169,685.79                          .0350
            7.0000                         .0000
            6.7500                         .0000
            6.7150                         .0000
            6.7150                         .0000

      5698458                              .2500
       32,558.09                          .0350
            5.3750                         .0000
            5.1250                         .0000
            5.0900                         .0000
            5.0900                         .0000

      5698460                              .2500
      724,241.54                          .0350
            7.5000                         .0000
            7.2500                         .0000
            7.2150                         .0000
            7.0000                         .2150

      5698463                              .2500
       18,570.27                          .0350
            5.0000                         .0000
            4.7500                         .0000
            4.7150                         .0000
            4.7150                         .0000

      5698464                              .2500
       11,439.15                          .0350
            5.0000                         .0000
            4.7500                         .0000
            4.7150                         .0000
            4.7150                         .0000

      5698466                              .2500
       24,879.01                          .0350
            5.3750                         .0000
            5.1250                         .0000
            5.0900                         .0000
            5.0900                         .0000

      5698467                              .2500
       23,949.25                          .0350
            5.6250                         .0000
            5.3750                         .0000
            5.3400                         .0000
            5.3400                         .0000

      5698474                              .2500
      290,703.03                          .0350
            7.7500                         .0000
            7.5000                         .0000
            7.4650                         .0000
            7.0000                         .4650
1



      5698475                              .2500
       20,622.95                          .0350
            6.6250                         .0000
            6.3750                         .0000
            6.3400                         .0000
            6.3400                         .0000

      5698476                              .2500
       42,801.75                          .0350
            6.7500                         .0000
            6.5000                         .0000
            6.4650                         .0000
            6.4650                         .0000

      5698479                              .2500
       15,238.80                          .0350
            7.0000                         .0000
            6.7500                         .0000
            6.7150                         .0000
            6.7150                         .0000

      5698480                              .2500
        7,478.50                          .0350
            7.0000                         .0000
            6.7500                         .0000
            6.7150                         .0000
            6.7150                         .0000

      5698482                              .2500
       43,517.59                          .0350
            7.5000                         .0000
            7.2500                         .0000
            7.2150                         .0000
            7.0000                         .2150

      5698485                              .2500
       23,291.69                          .0350
            7.0000                         .0000
            6.7500                         .0000
            6.7150                         .0000
            6.7150                         .0000

      5698491                              .2500
       38,588.29                          .0350
            6.6250                         .0000
            6.3750                         .0000
            6.3400                         .0000
            6.3400                         .0000

      5698492                              .2500
       35,684.00                          .0350
            6.0000                         .0000
            5.7500                         .0000
            5.7150                         .0000
            5.7150                         .0000
1



      5698493                              .2500
       46,212.50                          .0350
            6.1250                         .0000
            5.8750                         .0000
            5.8400                         .0000
            5.8400                         .0000

      5698495                              .2500
       19,397.74                          .0350
            5.7500                         .0000
            5.5000                         .0000
            5.4650                         .0000
            5.4650                         .0000

      5698499                              .2500
       10,359.66                          .0350
            6.8750                         .0000
            6.6250                         .0000
            6.5900                         .0000
            6.5900                         .0000

      5698500                              .2500
       29,720.63                          .0350
            6.5000                         .0000
            6.2500                         .0000
            6.2150                         .0000
            6.2150                         .0000

      5698501                              .2500
       44,951.93                          .0350
            6.5000                         .0000
            6.2500                         .0000
            6.2150                         .0000
            6.2150                         .0000

      5698503                              .2500
      127,057.64                          .0350
            6.3750                         .0000
            6.1250                         .0000
            6.0900                         .0000
            6.0900                         .0000

      5698504                              .2500
       29,114.43                          .0350
            6.7500                         .0000
            6.5000                         .0000
            6.4650                         .0000
            6.4650                         .0000

      5698507                              .2500
       41,998.19                          .0350
            7.2500                         .0000
            7.0000                         .0000
            6.9650                         .0000
            6.9650                         .0000
1



      5698511                              .2500
      149,211.93                          .0350
            6.8750                         .0000
            6.6250                         .0000
            6.5900                         .0000
            6.5900                         .0000

      5698514                              .2500
      188,291.43                          .0350
            7.5000                         .0000
            7.2500                         .0000
            7.2150                         .0000
            7.0000                         .2150

      5698515                              .2500
       94,421.26                          .0350
            7.5000                         .0000
            7.2500                         .0000
            7.2150                         .0000
            7.0000                         .2150

      5698520                              .2500
      179,123.47                          .0350
            6.6250                         .0000
            6.3750                         .0000
            6.3400                         .0000
            6.3400                         .0000

      5698523                              .2500
      291,135.71                          .0350
            6.2500                         .0000
            6.0000                         .0000
            5.9650                         .0000
            5.9650                         .0000

      5698526                              .2500
      118,870.75                          .0350
            6.6250                         .0000
            6.3750                         .0000
            6.3400                         .0000
            6.3400                         .0000

      5698532                              .2500
      170,866.20                          .0350
            6.7500                         .0000
            6.5000                         .0000
            6.4650                         .0000
            6.4650                         .0000

      5698541                              .2500
       66,212.57                          .0350
            6.6250                         .0000
            6.3750                         .0000
            6.3400                         .0000
            6.3400                         .0000
1



      5698542                              .2500
       96,248.89                          .0350
            7.5000                         .0000
            7.2500                         .0000
            7.2150                         .0000
            7.0000                         .2150

      5698551                              .2500
       83,006.38                          .0350
            7.6250                         .0000
            7.3750                         .0000
            7.3400                         .0000
            7.0000                         .3400

      5698567                              .2500
       32,691.47                          .0350
            6.5000                         .0000
            6.2500                         .0000
            6.2150                         .0000
            6.2150                         .0000

      5698568                              .2500
       43,472.22                          .0350
            6.8750                         .0000
            6.6250                         .0000
            6.5900                         .0000
            6.5900                         .0000

      5698570                              .2500
       46,539.56                          .0350
            7.3750                         .0000
            7.1250                         .0000
            7.0900                         .0000
            7.0000                         .0900

      5698577                              .2500
       41,603.70                          .0350
            6.3750                         .0000
            6.1250                         .0000
            6.0900                         .0000
            6.0900                         .0000

      5698596                              .2500
       32,226.15                          .0350
            6.5000                         .0000
            6.2500                         .0000
            6.2150                         .0000
            6.2150                         .0000

      5698598                              .2500
      110,047.21                          .0350
            6.6250                         .0000
            6.3750                         .0000
            6.3400                         .0000
            6.3400                         .0000
1



      5698602                              .2500
      117,479.42                          .0350
            7.1250                         .0000
            6.8750                         .0000
            6.8400                         .0000
            6.8400                         .0000

      5698603                              .2500
      135,079.17                          .0350
            7.1250                         .0000
            6.8750                         .0000
            6.8400                         .0000
            6.8400                         .0000

      5698604                              .2500
      133,666.23                          .0350
            7.5000                         .0000
            7.2500                         .0000
            7.2150                         .0000
            7.0000                         .2150

      5698605                              .2500
      110,776.56                          .0350
            7.3750                         .0000
            7.1250                         .0000
            7.0900                         .0000
            7.0000                         .0900

      5698607                              .2500
      111,328.35                          .0350
            7.5000                         .0000
            7.2500                         .0000
            7.2150                         .0000
            7.0000                         .2150

      5698608                              .2500
      127,004.63                          .0350
            7.5000                         .0000
            7.2500                         .0000
            7.2150                         .0000
            7.0000                         .2150

      5698609                              .2500
       92,452.87                          .0350
            7.5000                         .0000
            7.2500                         .0000
            7.2150                         .0000
            7.0000                         .2150

      5698610                              .2500
       98,912.20                          .0350
            7.5000                         .0000
            7.2500                         .0000
            7.2150                         .0000
            7.0000                         .2150
1



      5698615                              .2500
       95,202.65                          .0350
            7.5000                         .0000
            7.2500                         .0000
            7.2150                         .0000
            7.0000                         .2150

      5698616                              .2500
      116,281.65                          .0350
            7.5000                         .0000
            7.2500                         .0000
            7.2150                         .0000
            7.0000                         .2150

      5698617                              .2500
      124,650.98                          .0350
            7.5000                         .0000
            7.2500                         .0000
            7.2150                         .0000
            7.0000                         .2150

      5698618                              .2500
      127,910.16                          .0350
            7.5000                         .0000
            7.2500                         .0000
            7.2150                         .0000
            7.0000                         .2150

      5698619                              .2500
      115,570.16                          .0350
            7.5000                         .0000
            7.2500                         .0000
            7.2150                         .0000
            7.0000                         .2150

      5698622                              .2500
      104,868.05                          .0350
            7.5000                         .0000
            7.2500                         .0000
            7.2150                         .0000
            7.0000                         .2150

      5698625                              .2500
      108,307.28                          .0350
            7.5000                         .0000
            7.2500                         .0000
            7.2150                         .0000
            7.0000                         .2150

      5698626                              .2500
      121,895.30                          .0350
            7.5000                         .0000
            7.2500                         .0000
            7.2150                         .0000
            7.0000                         .2150
1



      5698627                              .2500
      109,832.48                          .0350
            7.5000                         .0000
            7.2500                         .0000
            7.2150                         .0000
            7.0000                         .2150

      5698628                              .2500
      116,968.02                          .0350
            7.5000                         .0000
            7.2500                         .0000
            7.2150                         .0000
            7.0000                         .2150

      5698629                              .2500
       67,218.70                          .0350
            7.5000                         .0000
            7.2500                         .0000
            7.2150                         .0000
            7.0000                         .2150

      5698630                              .2500
       97,937.62                          .0350
            7.5000                         .0000
            7.2500                         .0000
            7.2150                         .0000
            7.0000                         .2150

      5698631                              .2500
      132,965.79                          .0350
            7.5000                         .0000
            7.2500                         .0000
            7.2150                         .0000
            7.0000                         .2150

      5698632                              .2500
      119,122.97                          .0350
            7.5000                         .0000
            7.2500                         .0000
            7.2150                         .0000
            7.0000                         .2150

      5698634                              .2500
      132,724.46                          .0350
            7.5000                         .0000
            7.2500                         .0000
            7.2150                         .0000
            7.0000                         .2150

      5698635                              .2500
      104,044.36                          .0350
            7.5000                         .0000
            7.2500                         .0000
            7.2150                         .0000
            7.0000                         .2150
1



      5698637                              .2500
      126,117.37                          .0350
            7.5000                         .0000
            7.2500                         .0000
            7.2150                         .0000
            7.0000                         .2150

      5698641                              .2500
      100,900.00                          .0350
            6.6250                         .0000
            6.3750                         .0000
            6.3400                         .0000
            6.3400                         .0000

      5698651                              .2500
      115,169.59                          .0350
            6.5000                         .0000
            6.2500                         .0000
            6.2150                         .0000
            6.2150                         .0000

      5698671                              .2500
       35,659.39                          .0350
            7.0000                         .0000
            6.7500                         .0000
            6.7150                         .0000
            6.7150                         .0000

      5698674                              .2500
      253,805.37                          .0350
            6.7500                         .0000
            6.5000                         .0000
            6.4650                         .0000
            6.4650                         .0000

      5698675                              .2500
       47,998.10                          .0350
            6.2500                         .0000
            6.0000                         .0000
            5.9650                         .0000
            5.9650                         .0000

      5698678                              .2500
       77,791.83                          .0350
            7.3750                         .0000
            7.1250                         .0000
            7.0900                         .0000
            7.0000                         .0900

      5698679                              .2500
      189,428.92                          .0350
            6.5000                         .0000
            6.2500                         .0000
            6.2150                         .0000
            6.2150                         .0000
1



      5698684                              .2500
       48,062.21                          .0350
            6.1250                         .0000
            5.8750                         .0000
            5.8400                         .0000
            5.8400                         .0000

      5698701                              .2500
       32,207.67                          .0350
            7.6250                         .0000
            7.3750                         .0000
            7.3400                         .0000
            7.0000                         .3400

      5698718                              .2500
       81,289.39                          .0350
            5.5000                         .0000
            5.2500                         .0000
            5.2150                         .0000
            5.2150                         .0000

      5698719                              .2500
       49,786.36                          .0350
            5.8750                         .0000
            5.6250                         .0000
            5.5900                         .0000
            5.5900                         .0000

      5698723                              .2500
      102,086.61                          .0350
            6.1250                         .0000
            5.8750                         .0000
            5.8400                         .0000
            5.8400                         .0000

      5698732                              .2500
       81,904.78                          .0350
            6.1250                         .0000
            5.8750                         .0000
            5.8400                         .0000
            5.8400                         .0000

      5698733                              .2500
       85,729.66                          .0350
            5.5000                         .0000
            5.2500                         .0000
            5.2150                         .0000
            5.2150                         .0000

      5698742                              .2500
       23,467.54                          .0350
            5.8750                         .0000
            5.6250                         .0000
            5.5900                         .0000
            5.5900                         .0000
1



      5698746                              .2500
      115,205.09                          .0350
            5.8750                         .0000
            5.6250                         .0000
            5.5900                         .0000
            5.5900                         .0000

      5698747                              .2500
       36,942.32                          .0350
            6.1250                         .0000
            5.8750                         .0000
            5.8400                         .0000
            5.8400                         .0000

      5698751                              .2500
       39,177.23                          .0350
            5.2500                         .0000
            5.0000                         .0000
            4.9650                         .0000
            4.9650                         .0000

      5698754                              .2500
       61,232.18                          .0350
            6.2500                         .0000
            6.0000                         .0000
            5.9650                         .0000
            5.9650                         .0000

      5698758                              .2500
       32,308.59                          .0350
            6.0000                         .0000
            5.7500                         .0000
            5.7150                         .0000
            5.7150                         .0000

      5698766                              .2500
      138,517.13                          .0350
            7.3750                         .0000
            7.1250                         .0000
            7.0900                         .0000
            7.0000                         .0900

      5698773                              .2500
       80,950.13                          .0350
            5.5000                         .0000
            5.2500                         .0000
            5.2150                         .0000
            5.2150                         .0000

      5698777                              .2500
      151,266.92                          .0350
            7.1250                         .0000
            6.8750                         .0000
            6.8400                         .0000
            6.8400                         .0000
1



      5698778                              .2500
      132,792.87                          .0350
            7.1250                         .0000
            6.8750                         .0000
            6.8400                         .0000
            6.8400                         .0000

      5698780                              .2500
       49,587.42                          .0350
            6.6250                         .0000
            6.3750                         .0000
            6.3400                         .0000
            6.3400                         .0000

      5698781                              .2500
       44,363.24                          .0350
            6.1250                         .0000
            5.8750                         .0000
            5.8400                         .0000
            5.8400                         .0000

      5698782                              .2500
       36,571.52                          .0350
            6.1250                         .0000
            5.8750                         .0000
            5.8400                         .0000
            5.8400                         .0000

      5698786                              .2500
       34,323.54                          .0350
            5.6250                         .0000
            5.3750                         .0000
            5.3400                         .0000
            5.3400                         .0000

      5698789                              .2500
       60,695.41                          .0350
            5.8750                         .0000
            5.6250                         .0000
            5.5900                         .0000
            5.5900                         .0000

      5698790                              .2500
       86,555.12                          .0350
            6.1250                         .0000
            5.8750                         .0000
            5.8400                         .0000
            5.8400                         .0000

      5698792                              .2500
       25,937.19                          .0350
            5.8750                         .0000
            5.6250                         .0000
            5.5900                         .0000
            5.5900                         .0000
1



      5698793                              .2500
       48,588.57                          .0350
            6.3750                         .0000
            6.1250                         .0000
            6.0900                         .0000
            6.0900                         .0000

      5698795                              .2500
       37,780.89                          .0350
            6.5000                         .0000
            6.2500                         .0000
            6.2150                         .0000
            6.2150                         .0000

      5698796                              .2500
       70,601.65                          .0350
            6.3750                         .0000
            6.1250                         .0000
            6.0900                         .0000
            6.0900                         .0000

      5698797                              .2500
       27,269.98                          .0350
            6.1250                         .0000
            5.8750                         .0000
            5.8400                         .0000
            5.8400                         .0000

      5698802                              .2500
       52,375.52                          .0350
            6.0000                         .0000
            5.7500                         .0000
            5.7150                         .0000
            5.7150                         .0000

      5698805                              .2500
       24,463.58                          .0350
            6.1250                         .0000
            5.8750                         .0000
            5.8400                         .0000
            5.8400                         .0000

      5698806                              .2500
       80,165.47                          .0350
            6.3750                         .0000
            6.1250                         .0000
            6.0900                         .0000
            6.0900                         .0000

      5698809                              .2500
       76,238.16                          .0350
            6.8500                         .0000
            6.6000                         .0000
            6.5650                         .0000
            6.5650                         .0000
1



      5698811                              .2500
       44,691.68                          .0350
            6.1250                         .0000
            5.8750                         .0000
            5.8400                         .0000
            5.8400                         .0000

      5698813                              .2500
       43,919.04                          .0350
            6.8750                         .0000
            6.6250                         .0000
            6.5900                         .0000
            6.5900                         .0000

      5698818                              .2500
      120,356.88                          .0350
            6.1250                         .0000
            5.8750                         .0000
            5.8400                         .0000
            5.8400                         .0000

      5698824                              .2500
       22,739.58                          .0350
            6.2500                         .0000
            6.0000                         .0000
            5.9650                         .0000
            5.9650                         .0000

      5698825                              .2500
       72,719.51                          .0350
            5.2500                         .0000
            5.0000                         .0000
            4.9650                         .0000
            4.9650                         .0000

      5698831                              .2500
       26,917.73                          .0350
            5.6250                         .0000
            5.3750                         .0000
            5.3400                         .0000
            5.3400                         .0000

      5698833                              .2500
       29,866.09                          .0350
            5.8750                         .0000
            5.6250                         .0000
            5.5900                         .0000
            5.5900                         .0000

      5698838                              .2500
      105,828.01                          .0350
            6.3750                         .0000
            6.1250                         .0000
            6.0900                         .0000
            6.0900                         .0000
1



      5698840                              .2500
      172,668.48                          .0350
            7.2500                         .0000
            7.0000                         .0000
            6.9650                         .0000
            6.9650                         .0000

      5698841                              .2500
       58,447.47                          .0350
            6.0000                         .0000
            5.7500                         .0000
            5.7150                         .0000
            5.7150                         .0000

      5698842                              .2500
       27,256.14                          .0350
            6.0000                         .0000
            5.7500                         .0000
            5.7150                         .0000
            5.7150                         .0000

      5698845                              .2500
       31,763.49                          .0350
            6.0000                         .0000
            5.7500                         .0000
            5.7150                         .0000
            5.7150                         .0000

      5698846                              .2500
       95,875.34                          .0350
            5.8750                         .0000
            5.6250                         .0000
            5.5900                         .0000
            5.5900                         .0000

      5698848                              .2500
       44,280.89                          .0350
            7.2500                         .0000
            7.0000                         .0000
            6.9650                         .0000
            6.9650                         .0000

      5698851                              .2500
       55,054.12                          .0350
            5.1250                         .0000
            4.8750                         .0000
            4.8400                         .0000
            4.8400                         .0000

      5698852                              .2500
       67,173.19                          .0350
            5.8750                         .0000
            5.6250                         .0000
            5.5900                         .0000
            5.5900                         .0000
1



      5698854                              .2500
      100,834.77                          .0350
            6.3750                         .0000
            6.1250                         .0000
            6.0900                         .0000
            6.0900                         .0000

      5698860                              .2500
      139,962.21                          .0350
            7.0000                         .0000
            6.7500                         .0000
            6.7150                         .0000
            6.7150                         .0000

      5698862                              .2500
       31,800.14                          .0350
            5.7500                         .0000
            5.5000                         .0000
            5.4650                         .0000
            5.4650                         .0000

      5698866                              .2500
       23,669.70                          .0350
            5.2500                         .0000
            5.0000                         .0000
            4.9650                         .0000
            4.9650                         .0000

      5698868                              .2500
      111,894.46                          .0350
            6.5000                         .0000
            6.2500                         .0000
            6.2150                         .0000
            6.2150                         .0000

      5698871                              .2500
       73,223.00                          .0350
            5.6250                         .0000
            5.3750                         .0000
            5.3400                         .0000
            5.3400                         .0000

      5698874                              .2500
       39,629.03                          .0350
            5.8750                         .0000
            5.6250                         .0000
            5.5900                         .0000
            5.5900                         .0000

      5698875                              .2500
       37,390.49                          .0350
            6.2500                         .0000
            6.0000                         .0000
            5.9650                         .0000
            5.9650                         .0000
1



      5698877                              .2500
       38,414.22                          .0350
            6.1250                         .0000
            5.8750                         .0000
            5.8400                         .0000
            5.8400                         .0000

      5698881                              .2500
       73,125.35                          .0350
            7.0000                         .0000
            6.7500                         .0000
            6.7150                         .0000
            6.7150                         .0000

      5698884                              .2500
      121,094.82                          .0350
            6.0000                         .0000
            5.7500                         .0000
            5.7150                         .0000
            5.7150                         .0000

      5698885                              .2500
       75,144.21                          .0350
            5.0000                         .0000
            4.7500                         .0000
            4.7150                         .0000
            4.7150                         .0000

      5698888                              .2500
      134,177.88                          .0350
            6.3750                         .0000
            6.1250                         .0000
            6.0900                         .0000
            6.0900                         .0000

      5698899                              .2500
      112,092.27                          .0350
            5.8750                         .0000
            5.6250                         .0000
            5.5900                         .0000
            5.5900                         .0000

      5698902                              .2500
      139,605.40                          .0350
            6.7500                         .0000
            6.5000                         .0000
            6.4650                         .0000
            6.4650                         .0000

      5698903                              .2500
       35,397.14                          .0350
            5.7500                         .0000
            5.5000                         .0000
            5.4650                         .0000
            5.4650                         .0000
1



      5698908                              .2500
       66,650.70                          .0350
            6.1250                         .0000
            5.8750                         .0000
            5.8400                         .0000
            5.8400                         .0000

      5698909                              .2500
       41,295.06                          .0350
            5.8750                         .0000
            5.6250                         .0000
            5.5900                         .0000
            5.5900                         .0000

      5698911                              .2500
       60,659.83                          .0350
            6.1250                         .0000
            5.8750                         .0000
            5.8400                         .0000
            5.8400                         .0000

      5698915                              .2500
       80,398.34                          .0350
            6.1250                         .0000
            5.8750                         .0000
            5.8400                         .0000
            5.8400                         .0000

      5698916                              .2500
      111,306.20                          .0350
            6.1250                         .0000
            5.8750                         .0000
            5.8400                         .0000
            5.8400                         .0000

      5698921                              .2500
       51,963.68                          .0350
            5.8750                         .0000
            5.6250                         .0000
            5.5900                         .0000
            5.5900                         .0000

      5698923                              .2500
       69,943.18                          .0350
            5.3750                         .0000
            5.1250                         .0000
            5.0900                         .0000
            5.0900                         .0000

      5698928                              .2500
      437,327.20                          .0350
            6.8750                         .0000
            6.6250                         .0000
            6.5900                         .0000
            6.5900                         .0000
1



      5698935                              .2500
       67,003.25                          .0350
            5.8750                         .0000
            5.6250                         .0000
            5.5900                         .0000
            5.5900                         .0000

      5698936                              .2500
       27,312.39                          .0350
            6.3750                         .0000
            6.1250                         .0000
            6.0900                         .0000
            6.0900                         .0000

      5698940                              .2500
       42,567.56                          .0350
            6.1250                         .0000
            5.8750                         .0000
            5.8400                         .0000
            5.8400                         .0000

      5698941                              .2500
      316,545.67                          .0350
            6.5000                         .0000
            6.2500                         .0000
            6.2150                         .0000
            6.2150                         .0000

      5698942                              .2500
      278,890.63                          .0350
            7.1250                         .0000
            6.8750                         .0000
            6.8400                         .0000
            6.8400                         .0000

      5698947                              .2500
       78,499.19                          .0350
            5.0000                         .0000
            4.7500                         .0000
            4.7150                         .0000
            4.7150                         .0000

      5698948                              .2500
      154,578.23                          .0350
            7.2500                         .0000
            7.0000                         .0000
            6.9650                         .0000
            6.9650                         .0000

      5698949                              .2500
      131,589.17                          .0350
            5.7500                         .0000
            5.5000                         .0000
            5.4650                         .0000
            5.4650                         .0000
1



      5698951                              .2500
      125,838.66                          .0350
            7.1250                         .0000
            6.8750                         .0000
            6.8400                         .0000
            6.8400                         .0000

      5698952                              .2500
       98,126.03                          .0350
            6.5000                         .0000
            6.2500                         .0000
            6.2150                         .0000
            6.2150                         .0000

      5698954                              .2500
       85,112.35                          .0350
            5.6250                         .0000
            5.3750                         .0000
            5.3400                         .0000
            5.3400                         .0000

      5698956                              .2500
       79,615.68                          .0350
            5.3750                         .0000
            5.1250                         .0000
            5.0900                         .0000
            5.0900                         .0000

      5698962                              .2500
       54,349.67                          .0350
            5.3750                         .0000
            5.1250                         .0000
            5.0900                         .0000
            5.0900                         .0000

      5698966                              .2500
      147,820.68                          .0350
            7.0000                         .0000
            6.7500                         .0000
            6.7150                         .0000
            6.7150                         .0000

      5698969                              .2500
       54,846.97                          .0350
            6.5000                         .0000
            6.2500                         .0000
            6.2150                         .0000
            6.2150                         .0000

      5698976                              .2500
       99,721.55                          .0350
            6.7500                         .0000
            6.5000                         .0000
            6.4650                         .0000
            6.4650                         .0000
1



      5698979                              .2500
      103,262.78                          .0350
            6.3750                         .0000
            6.1250                         .0000
            6.0900                         .0000
            6.0900                         .0000

      5698985                              .2500
       23,920.20                          .0350
            6.1250                         .0000
            5.8750                         .0000
            5.8400                         .0000
            5.8400                         .0000

      5699000                              .2500
       67,235.56                          .0350
            5.2500                         .0000
            5.0000                         .0000
            4.9650                         .0000
            4.9650                         .0000

      5699005                              .2500
       42,631.21                          .0350
            6.8750                         .0000
            6.6250                         .0000
            6.5900                         .0000
            6.5900                         .0000

      5699006                              .2500
       55,181.37                          .0350
            6.2500                         .0000
            6.0000                         .0000
            5.9650                         .0000
            5.9650                         .0000

      5699008                              .2500
       36,424.11                          .0350
            5.5000                         .0000
            5.2500                         .0000
            5.2150                         .0000
            5.2150                         .0000

      5699011                              .2500
      366,514.87                          .0350
            7.1250                         .0000
            6.8750                         .0000
            6.8400                         .0000
            6.8400                         .0000

      5699013                              .2500
       76,374.13                          .0350
            5.6250                         .0000
            5.3750                         .0000
            5.3400                         .0000
            5.3400                         .0000
1



      5699015                              .2500
      109,397.62                          .0350
            6.1250                         .0000
            5.8750                         .0000
            5.8400                         .0000
            5.8400                         .0000

      5699018                              .2500
       50,676.64                          .0350
            6.8750                         .0000
            6.6250                         .0000
            6.5900                         .0000
            6.5900                         .0000

      5699022                              .2500
       39,636.74                          .0350
            6.3750                         .0000
            6.1250                         .0000
            6.0900                         .0000
            6.0900                         .0000

      5699023                              .2500
       63,127.20                          .0350
            5.2500                         .0000
            5.0000                         .0000
            4.9650                         .0000
            4.9650                         .0000

      5699028                              .2500
       60,612.15                          .0350
            5.0000                         .0000
            4.7500                         .0000
            4.7150                         .0000
            4.7150                         .0000

      5699033                              .2500
      154,147.85                          .0350
            7.0000                         .0000
            6.7500                         .0000
            6.7150                         .0000
            6.7150                         .0000

      5699036                              .2500
       15,345.53                          .0350
            6.1250                         .0000
            5.8750                         .0000
            5.8400                         .0000
            5.8400                         .0000

      5699040                              .2500
       37,709.50                          .0350
            6.1250                         .0000
            5.8750                         .0000
            5.8400                         .0000
            5.8400                         .0000
1



      5699044                              .2500
       41,423.22                          .0350
            6.0000                         .0000
            5.7500                         .0000
            5.7150                         .0000
            5.7150                         .0000

      5699049                              .2500
      185,140.83                          .0350
            7.2500                         .0000
            7.0000                         .0000
            6.9650                         .0000
            6.9650                         .0000

      5699050                              .2500
       79,911.83                          .0350
            5.6250                         .0000
            5.3750                         .0000
            5.3400                         .0000
            5.3400                         .0000

      5699052                              .2500
       41,453.45                          .0350
            6.1250                         .0000
            5.8750                         .0000
            5.8400                         .0000
            5.8400                         .0000

      5699054                              .2500
       45,912.66                          .0350
            6.0000                         .0000
            5.7500                         .0000
            5.7150                         .0000
            5.7150                         .0000

      5699061                              .2500
      145,149.61                          .0350
            6.3750                         .0000
            6.1250                         .0000
            6.0900                         .0000
            6.0900                         .0000

      5699065                              .2500
      129,485.68                          .0350
            6.8750                         .0000
            6.6250                         .0000
            6.5900                         .0000
            6.5900                         .0000

      5699066                              .2500
       93,953.48                          .0350
            5.6750                         .0000
            5.4250                         .0000
            5.3900                         .0000
            5.3900                         .0000
1



      5699070                              .2500
       95,958.39                          .0350
            6.2500                         .0000
            6.0000                         .0000
            5.9650                         .0000
            5.9650                         .0000

      5699071                              .2500
      238,807.70                          .0350
            6.3750                         .0000
            6.1250                         .0000
            6.0900                         .0000
            6.0900                         .0000

      5699074                              .2500
       63,096.45                          .0350
            6.7500                         .0000
            6.5000                         .0000
            6.4650                         .0000
            6.4650                         .0000

      5699084                              .2500
       34,792.05                          .0350
            6.3750                         .0000
            6.1250                         .0000
            6.0900                         .0000
            6.0900                         .0000

      5699085                              .2500
       43,500.14                          .0350
            6.3750                         .0000
            6.1250                         .0000
            6.0900                         .0000
            6.0900                         .0000

      5699087                              .2500
      123,021.36                          .0350
            6.3750                         .0000
            6.1250                         .0000
            6.0900                         .0000
            6.0900                         .0000

      5699088                              .2500
       93,195.19                          .0350
            7.2500                         .0000
            7.0000                         .0000
            6.9650                         .0000
            6.9650                         .0000

      5699089                              .2500
       85,982.66                          .0350
            7.0000                         .0000
            6.7500                         .0000
            6.7150                         .0000
            6.7150                         .0000
1



      5699091                              .2500
       50,832.46                          .0350
            6.6250                         .0000
            6.3750                         .0000
            6.3400                         .0000
            6.3400                         .0000

      5699094                              .2500
      106,827.57                          .0350
            6.5000                         .0000
            6.2500                         .0000
            6.2150                         .0000
            6.2150                         .0000

      5699095                              .2500
       92,490.97                          .0350
            6.5000                         .0000
            6.2500                         .0000
            6.2150                         .0000
            6.2150                         .0000

      5699104                              .2500
       29,158.92                          .0350
            6.0000                         .0000
            5.7500                         .0000
            5.7150                         .0000
            5.7150                         .0000

      5699109                              .2500
       97,031.39                          .0350
            6.5000                         .0000
            6.2500                         .0000
            6.2150                         .0000
            6.2150                         .0000

      5699110                              .2500
       14,456.70                          .0350
            6.3750                         .0000
            6.1250                         .0000
            6.0900                         .0000
            6.0900                         .0000

      5699113                              .2500
       30,752.27                          .0350
            5.5000                         .0000
            5.2500                         .0000
            5.2150                         .0000
            5.2150                         .0000

      5699119                              .2500
       36,863.43                          .0350
            6.2500                         .0000
            6.0000                         .0000
            5.9650                         .0000
            5.9650                         .0000
1



      5699126                              .2500
       23,640.66                          .0350
            6.7500                         .0000
            6.5000                         .0000
            6.4650                         .0000
            6.4650                         .0000

      5699133                              .2500
      143,359.25                          .0350
            6.8750                         .0000
            6.6250                         .0000
            6.5900                         .0000
            6.5900                         .0000

      5699135                              .2500
       75,528.67                          .0350
            6.8750                         .0000
            6.6250                         .0000
            6.5900                         .0000
            6.5900                         .0000

      5699146                              .2500
       75,297.14                          .0350
            7.2500                         .0000
            7.0000                         .0000
            6.9650                         .0000
            6.9650                         .0000

      5699147                              .2500
       97,603.01                          .0350
            7.0000                         .0000
            6.7500                         .0000
            6.7150                         .0000
            6.7150                         .0000

      5699149                              .2500
       60,601.29                          .0350
            7.1250                         .0000
            6.8750                         .0000
            6.8400                         .0000
            6.8400                         .0000

      5699152                              .2500
      108,685.23                          .0350
            6.8750                         .0000
            6.6250                         .0000
            6.5900                         .0000
            6.5900                         .0000

      5699153                              .2500
       72,512.05                          .0350
            6.1250                         .0000
            5.8750                         .0000
            5.8400                         .0000
            5.8400                         .0000
1



      5699154                              .2500
       98,607.12                          .0350
            7.5000                         .0000
            7.2500                         .0000
            7.2150                         .0000
            7.0000                         .2150

      5699157                              .2500
       42,418.46                          .0350
            6.1250                         .0000
            5.8750                         .0000
            5.8400                         .0000
            5.8400                         .0000

      5699158                              .2500
       24,749.75                          .0350
            6.7500                         .0000
            6.5000                         .0000
            6.4650                         .0000
            6.4650                         .0000

      5699177                              .2500
       35,254.34                          .0350
            7.0000                         .0000
            6.7500                         .0000
            6.7150                         .0000
            6.7150                         .0000

      5699182                              .2500
       46,290.79                          .0350
            6.8750                         .0000
            6.6250                         .0000
            6.5900                         .0000
            6.5900                         .0000

      5699187                              .2500
       67,589.18                          .0350
            6.7500                         .0000
            6.5000                         .0000
            6.4650                         .0000
            6.4650                         .0000

      5699214                              .2500
       55,544.05                          .0350
            7.0000                         .0000
            6.7500                         .0000
            6.7150                         .0000
            6.7150                         .0000

      5699222                              .2500
      149,283.86                          .0350
            7.2500                         .0000
            7.0000                         .0000
            6.9650                         .0000
            6.9650                         .0000
1



      5851884                              .5000
       34,385.50                          .0350
           10.1000                         .0000
            9.6000                         .0000
            9.5650                         .0000
            7.0000                        2.5650

      5851922                              .5000
       25,233.08                          .0350
           12.8500                         .0000
           12.3500                         .0000
           12.3150                         .0000
            7.0000                        5.3150

      5851990                              .5000
       54,845.86                          .0350
           11.2500                         .0000
           10.7500                         .0000
           10.7150                         .0000
            7.0000                        3.7150

      5852002                              .5000
       29,762.98                          .0350
           12.9900                         .0000
           12.4900                         .0000
           12.4550                         .0000
            7.0000                        5.4550

      5852012                              .5000
       77,479.80                          .0350
           11.9500                         .0000
           11.4500                         .0000
           11.4150                         .0000
            7.0000                        4.4150

      5852018                              .5000
      145,070.22                          .0350
           11.7500                         .0000
           11.2500                         .0000
           11.2150                         .0000
            7.0000                        4.2150

      5852056                              .5000
       91,098.91                          .0350
           11.1000                         .0000
           10.6000                         .0000
           10.5650                         .0000
            7.0000                        3.5650

      5852066                              .5000
       11,939.46                          .0350
           12.7000                         .0000
           12.2000                         .0000
           12.1650                         .0000
            7.0000                        5.1650
1



      5852114                              .5000
       61,345.76                          .0350
           11.3500                         .0000
           10.8500                         .0000
           10.8150                         .0000
            7.0000                        3.8150

      5852120                              .5000
       14,312.97                          .0350
           13.0000                         .0000
           12.5000                         .0000
           12.4650                         .0000
            7.0000                        5.4650

      5852150                              .5000
       39,446.24                          .0350
           11.9900                         .0000
           11.4900                         .0000
           11.4550                         .0000
            7.0000                        4.4550

      5852164                              .5000
       53,922.09                          .0350
           11.6250                         .0000
           11.1250                         .0000
           11.0900                         .0000
            7.0000                        4.0900

      5852200                              .5000
       26,736.48                          .0350
           11.8900                         .0000
           11.3900                         .0000
           11.3550                         .0000
            7.0000                        4.3550

      5852296                              .5000
        8,447.04                          .0350
           11.1000                         .0000
           10.6000                         .0000
           10.5650                         .0000
            7.0000                        3.5650

      5852318                              .5000
       47,413.76                          .0350
           10.2500                         .0000
            9.7500                         .0000
            9.7150                         .0000
            7.0000                        2.7150

      5852348                              .5000
       12,693.04                          .0350
           10.0000                         .0000
            9.5000                         .0000
            9.4650                         .0000
            7.0000                        2.4650
1



      5852358                              .5000
       58,181.56                          .0350
           13.4000                         .0000
           12.9000                         .0000
           12.8650                         .0000
            7.0000                        5.8650

      5852422                              .5000
      107,900.70                          .0350
           11.8000                         .0000
           11.3000                         .0000
           11.2650                         .0000
            7.0000                        4.2650

      5852480                              .5000
       22,583.67                          .0350
           12.9900                         .0000
           12.4900                         .0000
           12.4550                         .0000
            7.0000                        5.4550

      5852492                              .5000
       27,995.20                          .0350
           11.3500                         .0000
           10.8500                         .0000
           10.8150                         .0000
            7.0000                        3.8150

      5852496                              .5000
       60,113.39                          .0350
           12.9500                         .0000
           12.4500                         .0000
           12.4150                         .0000
            7.0000                        5.4150

      5852508                              .5000
       49,556.89                          .0350
           13.5000                         .0000
           13.0000                         .0000
           12.9650                         .0000
            7.0000                        5.9650

      6086698                              .2500
       66,770.72                          .0350
            7.6250                         .0000
            7.3750                         .0000
            7.3400                         .0000
            7.0000                         .3400

      6086718                              .2500
       53,237.18                          .0350
            7.2500                         .0000
            7.0000                         .0000
            6.9650                         .0000
            6.9650                         .0000
1



      6086762                              .2500
       53,229.35                          .0350
            7.0000                         .0000
            6.7500                         .0000
            6.7150                         .0000
            6.7150                         .0000

      6086778                              .2500
        6,464.85                          .0350
            7.3750                         .0000
            7.1250                         .0000
            7.0900                         .0000
            7.0000                         .0900

      6092624                              .2500
      141,652.69                          .0350
            8.7500                         .0000
            8.5000                         .0000
            8.4650                         .0000
            7.0000                        1.4650

      6092626                              .2500
       90,892.44                          .0350
            7.2500                         .0000
            7.0000                         .0000
            6.9650                         .0000
            6.9650                         .0000

      6092628                              .2500
       61,286.23                          .0350
            7.0000                         .0000
            6.7500                         .0000
            6.7150                         .0000
            6.7150                         .0000

      6092630                              .2500
       87,147.10                          .0350
            7.3750                         .0000
            7.1250                         .0000
            7.0900                         .0000
            7.0000                         .0900

      6092642                              .2500
       92,504.31                          .0350
            8.0000                         .0000
            7.7500                         .0000
            7.7150                         .0000
            7.0000                         .7150

      6092646                              .2500
       53,193.70                          .0350
            7.5000                         .0000
            7.2500                         .0000
            7.2150                         .0000
            7.0000                         .2150
1



      6092652                              .2500
      133,876.68                          .0350
            8.3750                         .0000
            8.1250                         .0000
            8.0900                         .0000
            7.0000                        1.0900

      6092662                              .2500
      107,728.60                          .0350
            6.5000                         .0000
            6.2500                         .0000
            6.2150                         .0000
            6.2150                         .0000

      6092664                              .2500
       28,108.76                          .0350
            7.2500                         .0000
            7.0000                         .0000
            6.9650                         .0000
            6.9650                         .0000

      6092668                              .2500
       51,579.16                          .0350
            6.3750                         .0000
            6.1250                         .0000
            6.0900                         .0000
            6.0900                         .0000

      6092678                              .2500
      107,451.64                          .0350
            6.0000                         .0000
            5.7500                         .0000
            5.7150                         .0000
            5.7150                         .0000

      6092684                              .2500
       55,936.15                          .0350
            8.7500                         .0000
            8.5000                         .0000
            8.4650                         .0000
            7.0000                        1.4650

      6092686                              .2500
       98,807.27                          .0350
            7.8750                         .0000
            7.6250                         .0000
            7.5900                         .0000
            7.0000                         .5900

      6092690                              .2500
      292,444.33                          .0350
            8.5000                         .0000
            8.2500                         .0000
            8.2150                         .0000
            7.0000                        1.2150
1



      6092692                              .2500
      125,100.81                          .0350
            8.2500                         .0000
            8.0000                         .0000
            7.9650                         .0000
            7.0000                         .9650

      6092694                              .2500
      200,883.32                          .0350
            9.0000                         .0000
            8.7500                         .0000
            8.7150                         .0000
            7.0000                        1.7150

      6635828                              .2500
      289,171.60                          .0350
            7.1250                         .0000
            6.8750                         .0000
            6.8400                         .0000
            6.8400                         .0000

      6635834                              .2500
      193,681.44                          .0350
            8.3750                         .0000
            8.1250                         .0000
            8.0900                         .0000
            7.0000                        1.0900

      6635838                              .2500
      106,934.37                          .0350
            7.8750                         .0000
            7.6250                         .0000
            7.5900                         .0000
            7.0000                         .5900

      6635840                              .2500
       91,029.67                          .0350
            8.1250                         .0000
            7.8750                         .0000
            7.8400                         .0000
            7.0000                         .8400

      6635844                              .2500
      213,329.99                          .0350
            7.5000                         .0000
            7.2500                         .0000
            7.2150                         .0000
            7.0000                         .2150

      6635882                              .2500
      248,470.75                          .0350
            7.3750                         .0000
            7.1250                         .0000
            7.0900                         .0000
            7.0000                         .0900
1



      6635886                              .2500
      170,943.63                          .0350
            6.5000                         .0000
            6.2500                         .0000
            6.2150                         .0000
            6.2150                         .0000

      6635888                              .2500
      313,462.05                          .0350
            6.8750                         .0000
            6.6250                         .0000
            6.5900                         .0000
            6.5900                         .0000

      6635890                              .2500
      219,008.64                          .0350
            6.5000                         .0000
            6.2500                         .0000
            6.2150                         .0000
            6.2150                         .0000

      6635892                              .2500
      266,220.54                          .0350
            7.1250                         .0000
            6.8750                         .0000
            6.8400                         .0000
            6.8400                         .0000

      6635894                              .2500
      318,234.13                          .0350
            7.6250                         .0000
            7.3750                         .0000
            7.3400                         .0000
            7.0000                         .3400

      6635896                              .2500
      210,243.81                          .0350
            7.8750                         .0000
            7.6250                         .0000
            7.5900                         .0000
            7.0000                         .5900

      6635898                              .2500
      591,927.35                          .0350
            6.8750                         .0000
            6.6250                         .0000
            6.5900                         .0000
            6.5900                         .0000

      6635902                              .2500
      407,583.12                          .0350
            7.2500                         .0000
            7.0000                         .0000
            6.9650                         .0000
            6.9650                         .0000
1



      6635904                              .2500
      338,539.24                          .0350
            8.1250                         .0000
            7.8750                         .0000
            7.8400                         .0000
            7.0000                         .8400

      6635906                              .2500
       68,879.83                          .0350
            6.6250                         .0000
            6.3750                         .0000
            6.3400                         .0000
            6.3400                         .0000

      6635908                              .2500
      293,246.93                          .0350
            6.9900                         .0000
            6.7400                         .0000
            6.7050                         .0000
            6.7050                         .0000

      6635910                              .2500
      352,875.04                          .0350
            6.9900                         .0000
            6.7400                         .0000
            6.7050                         .0000
            6.7050                         .0000

      6635912                              .2500
      165,275.42                          .0350
            6.8750                         .0000
            6.6250                         .0000
            6.5900                         .0000
            6.5900                         .0000

      6635922                              .2500
      308,989.70                          .0350
            7.5000                         .0000
            7.2500                         .0000
            7.2150                         .0000
            7.0000                         .2150

      6635926                              .2500
      286,641.36                          .0350
            6.3750                         .0000
            6.1250                         .0000
            6.0900                         .0000
            6.0900                         .0000

      6635928                              .2500
      271,841.68                          .0350
            7.5000                         .0000
            7.2500                         .0000
            7.2150                         .0000
            7.0000                         .2150
1



      6635932                              .2500
      167,329.93                          .0350
            6.8750                         .0000
            6.6250                         .0000
            6.5900                         .0000
            6.5900                         .0000

      6635934                              .2500
      293,009.09                          .0350
            6.5000                         .0000
            6.2500                         .0000
            6.2150                         .0000
            6.2150                         .0000

      6635936                              .2500
      412,035.77                          .0350
            7.6250                         .0000
            7.3750                         .0000
            7.3400                         .0000
            7.0000                         .3400

      6635938                              .2500
      369,865.49                          .0350
            7.9900                         .0000
            7.7400                         .0000
            7.7050                         .0000
            7.0000                         .7050

      6635942                              .2500
      397,505.07                          .0350
            8.1250                         .0000
            7.8750                         .0000
            7.8400                         .0000
            7.0000                         .8400

      6635944                              .2500
      275,996.48                          .0350
            6.3750                         .0000
            6.1250                         .0000
            6.0900                         .0000
            6.0900                         .0000

      6635950                              .2500
      344,265.26                          .0350
            7.6250                         .0000
            7.3750                         .0000
            7.3400                         .0000
            7.0000                         .3400

      6635952                              .2500
      343,215.68                          .0350
            6.8750                         .0000
            6.6250                         .0000
            6.5900                         .0000
            6.5900                         .0000
1



      6635954                              .2500
      207,066.97                          .0350
            6.3750                         .0000
            6.1250                         .0000
            6.0900                         .0000
            6.0900                         .0000

      6635956                              .2500
      207,114.26                          .0350
            6.7500                         .0000
            6.5000                         .0000
            6.4650                         .0000
            6.4650                         .0000

      6635958                              .2500
      411,519.42                          .0350
            7.3750                         .0000
            7.1250                         .0000
            7.0900                         .0000
            7.0000                         .0900

      6635962                              .2500
      546,839.54                          .0350
            7.8750                         .0000
            7.6250                         .0000
            7.5900                         .0000
            7.0000                         .5900

      6635964                              .2500
      381,429.03                          .0350
            7.7500                         .0000
            7.5000                         .0000
            7.4650                         .0000
            7.0000                         .4650

      6635966                              .2500
      231,361.82                          .0350
            6.5000                         .0000
            6.2500                         .0000
            6.2150                         .0000
            6.2150                         .0000

      6635970                              .2500
      188,245.12                          .0350
            6.5000                         .0000
            6.2500                         .0000
            6.2150                         .0000
            6.2150                         .0000

      6635972                              .2500
      202,397.52                          .0350
            6.9900                         .0000
            6.7400                         .0000
            6.7050                         .0000
            6.7050                         .0000
1



      6635974                              .2500
      220,084.50                          .0350
            7.3750                         .0000
            7.1250                         .0000
            7.0900                         .0000
            7.0000                         .0900

      6635976                              .2500
      371,707.27                          .0350
            7.5000                         .0000
            7.2500                         .0000
            7.2150                         .0000
            7.0000                         .2150

      6635978                              .2500
      243,829.34                          .0350
            6.5000                         .0000
            6.2500                         .0000
            6.2150                         .0000
            6.2150                         .0000

      6635980                              .2500
      233,020.94                          .0350
            6.9900                         .0000
            6.7400                         .0000
            6.7050                         .0000
            6.7050                         .0000

      6635986                              .2500
      221,134.92                          .0350
            6.9900                         .0000
            6.7400                         .0000
            6.7050                         .0000
            6.7050                         .0000

      6635990                              .2500
      305,188.84                          .0350
            8.7500                         .0000
            8.5000                         .0000
            8.4650                         .0000
            7.0000                        1.4650

      6635992                              .2500
      198,334.74                          .0350
            7.2500                         .0000
            7.0000                         .0000
            6.9650                         .0000
            6.9650                         .0000

      6635994                              .2500
      249,559.66                          .0350
            7.2500                         .0000
            7.0000                         .0000
            6.9650                         .0000
            6.9650                         .0000
1



      6635998                              .2500
      369,507.43                          .0350
            6.9900                         .0000
            6.7400                         .0000
            6.7050                         .0000
            6.7050                         .0000

      6636004                              .2500
      294,304.45                          .0350
            8.3000                         .0000
            8.0500                         .0000
            8.0150                         .0000
            7.0000                        1.0150

      6636008                              .2500
      716,552.32                          .0350
            6.6250                         .0000
            6.3750                         .0000
            6.3400                         .0000
            6.3400                         .0000

      6636012                              .2500
      923,474.88                          .0350
            7.1250                         .0000
            6.8750                         .0000
            6.8400                         .0000
            6.8400                         .0000

      6636014                              .2500
      370,380.18                          .0350
            7.3750                         .0000
            7.1250                         .0000
            7.0900                         .0000
            7.0000                         .0900

      6636016                              .2500
      305,563.50                          .0350
            8.3000                         .0000
            8.0500                         .0000
            8.0150                         .0000
            7.0000                        1.0150

      6636018                              .2500
      371,477.24                          .0350
            7.2500                         .0000
            7.0000                         .0000
            6.9650                         .0000
            6.9650                         .0000

      6636020                              .2500
      262,858.03                          .0350
            7.9900                         .0000
            7.7400                         .0000
            7.7050                         .0000
            7.0000                         .7050
1



      6636024                              .2500
      278,975.19                          .0350
            7.3750                         .0000
            7.1250                         .0000
            7.0900                         .0000
            7.0000                         .0900

      6636030                              .2500
      599,766.16                          .0350
            6.8750                         .0000
            6.6250                         .0000
            6.5900                         .0000
            6.5900                         .0000

      6636034                              .2500
      329,952.44                          .0350
            6.9900                         .0000
            6.7400                         .0000
            6.7050                         .0000
            6.7050                         .0000

      6636036                              .2500
      177,603.39                          .0350
            6.8750                         .0000
            6.6250                         .0000
            6.5900                         .0000
            6.5900                         .0000

      6636038                              .2500
      369,048.95                          .0350
            6.8750                         .0000
            6.6250                         .0000
            6.5900                         .0000
            6.5900                         .0000

      6636040                              .2500
      366,385.30                          .0350
            6.9900                         .0000
            6.7400                         .0000
            6.7050                         .0000
            6.7050                         .0000

      6636042                              .2500
      107,133.94                          .0350
            6.6250                         .0000
            6.3750                         .0000
            6.3400                         .0000
            6.3400                         .0000

      6636044                              .2500
      187,948.08                          .0350
            6.5000                         .0000
            6.2500                         .0000
            6.2150                         .0000
            6.2150                         .0000
1



      6636046                              .2500
      277,650.79                          .0350
            6.8750                         .0000
            6.6250                         .0000
            6.5900                         .0000
            6.5900                         .0000

      6636048                              .2500
      363,947.00                          .0350
            6.7500                         .0000
            6.5000                         .0000
            6.4650                         .0000
            6.4650                         .0000

      6636054                              .2500
      329,901.95                          .0350
            7.0000                         .0000
            6.7500                         .0000
            6.7150                         .0000
            6.7150                         .0000

      6636056                              .2500
       70,047.41                          .0350
            6.3750                         .0000
            6.1250                         .0000
            6.0900                         .0000
            6.0900                         .0000

      6636058                              .2500
      196,384.90                          .0350
            6.8750                         .0000
            6.6250                         .0000
            6.5900                         .0000
            6.5900                         .0000

      6636060                              .2500
      306,594.44                          .0350
            7.8750                         .0000
            7.6250                         .0000
            7.5900                         .0000
            7.0000                         .5900

      6636064                              .2500
      317,581.11                          .0350
            7.3750                         .0000
            7.1250                         .0000
            7.0900                         .0000
            7.0000                         .0900

      6636066                              .2500
      339,567.02                          .0350
            6.9900                         .0000
            6.7400                         .0000
            6.7050                         .0000
            6.7050                         .0000
1



      6636074                              .2500
      315,207.01                          .0350
            7.9900                         .0000
            7.7400                         .0000
            7.7050                         .0000
            7.0000                         .7050

      6636078                              .2500
      707,510.41                          .0350
            7.3750                         .0000
            7.1250                         .0000
            7.0900                         .0000
            7.0000                         .0900

      6636082                              .2500
      350,414.88                          .0350
            7.7500                         .0000
            7.5000                         .0000
            7.4650                         .0000
            7.0000                         .4650

      6636084                              .2500
      132,330.89                          .0350
            6.8750                         .0000
            6.6250                         .0000
            6.5900                         .0000
            6.5900                         .0000

      6636086                              .2500
      324,579.04                          .0350
            7.3750                         .0000
            7.1250                         .0000
            7.0900                         .0000
            7.0000                         .0900

      6636092                              .2500
      297,640.88                          .0350
            8.5000                         .0000
            8.2500                         .0000
            8.2150                         .0000
            7.0000                        1.2150

      6636096                              .2500
      271,963.22                          .0350
            8.0000                         .0000
            7.7500                         .0000
            7.7150                         .0000
            7.0000                         .7150

      6890972                              .5000
       13,688.32                          .0350
           13.5000                         .0000
           13.0000                         .0000
           12.9650                         .0000
            7.0000                        5.9650
1



      6891700                              .5000
       35,656.91                          .0350
           10.8000                         .0000
           10.3000                         .0000
           10.2650                         .0000
            7.0000                        3.2650

      6892610                              .5000
       37,055.60                          .0350
           12.1000                         .0000
           11.6000                         .0000
           11.5650                         .0000
            7.0000                        4.5650

      6893952                              .5000
       19,581.83                          .0350
           11.5000                         .0000
           11.0000                         .0000
           10.9650                         .0000
            7.0000                        3.9650

      6894186                              .5000
       71,409.98                          .0350
           15.8400                         .0000
           15.3400                         .0000
           15.3050                         .0000
            7.0000                        8.3050

  TOTAL NUMBER OF LOANS:      642
  TOTAL BALANCE........:         84,791,615.84


  RUN ON     : 01/08/02            RFC DISCLOSURE SYSTEM      RFFSDFIX-01
  AT         : 09.24.11            INITIAL SECURITY FEES      AMORTIZED BALANCE
  SERIES     : RAMP 2001-RM2 FIXED  FIXED SUMMARY REPORT      CUTOFF : 12/01/01
  POOL       : 0004561
             :
             :
  POOL STATUS: F

                                   WEIGHTED AVERAGES      FROM         TO
  ----------------------------------------------------------------------------
  CURR NOTE RATE                        7.8365            5.0000     15.8400
  RFC NET RATE                          7.5437            4.7500     15.3400
  NET MTG RATE(INVSTR RATE)             7.5071            4.7150     15.3050
  POST STRIP RATE                       6.7303            4.7150      7.0000
  SUB SERV FEE                           .2928             .2500      1.1100
  MSTR SERV FEE                          .0367             .0350        .7050
  ALL EXP                                .0000             .0000       .0000
  MISC EXP                               .0000             .0000       .0000
  SPREAD                                 .0000             .0000       .0000
  STRIP                                  .7768             .0000      8.3050







  TOTAL NUMBER OF LOANS:   642
  TOTAL BALANCE........:      84,791,615.84


                             ***************************
                             *      END OF REPORT      *
                             ***************************
  RUN ON     : 01/08/02           RFC DISCLOSURE SYSTEM       RFFSD177-01
  AT         : 09.24.11          FIXED RATE LOAN LISTING      AMORTIZED BALANCE
  SERIES     : RAMP 2001-RM2 FIXED                            CUTOFF : 12/01/01
  POOL       : 0004561
             :
             :
  POOL STATUS: F

  RFC LOAN #     S/S CODE          PMT TYPE      ORIGINAL BAL     LOAN FEATURE
                                   ORIG TERM     PRINCIPAL BAL    # OF UNITS
  ORIG RATE                                      ORIGINAL P+I     LTV
  CURR NET                                       CURRENT P+I
  CITY           STATE  ZIP        LOAN PURP     NOTE DATE        MI CO CODE
  SERVICER LOAN #                  PROP TYPE     1ST PMT DATE     MI CVG
  SELLER LOAN #                    OCCP CODE     MATURITY DATE
  INVESTOR LOAN #
  ______________________________________________________________________________


    3911858          T14/W60             F          157,200.00         ZZ
                                         360        155,908.01          1
                                       8.500          1,208.73         96
                                       8.250          1,208.73
    COTTONWOOD       CA   96022          2            10/14/00         23
    7847668                              05           12/01/00          0
    0400325221                           O            11/01/30
    0


    4041006          Q72/W10             F           21,909.31         ZZ
                                         180         20,059.15          1
                                      13.000            277.19         82
                                      12.500            277.19
    BUFFALO          NY   14207          5            08/30/94         00
    0001732643                           05           10/06/94          0
    9300326748                           O            09/06/09
    0


    4129499          W29/N60             F           57,500.00         ZZ
                                         360         52,943.01          1
                                      10.000            504.60         93
                                       9.500            504.60
    PORT CHARLOTTE   FL   33952          1            10/02/92         00
    0292046556                           05           11/01/92          0
    0292046556                           O            10/01/22
    0


    4129614          W29/N60             F           73,600.00         ZZ
                                         360         63,668.57          1
                                      11.000            700.91        100
                                      10.500            700.91
    BIRMINGHAM       AL   35214          1            09/29/88         00
    0000060400                           05           11/01/88          0
1


    0000060400                           O            10/01/18
    0


    4130364          W29/N60             F           96,000.00         ZZ
                                         360         92,602.67          1
                                       9.500            807.22         80
                                       9.000            807.22
    DUMFRIES         VA   22026          5            06/24/98         00
    0613000815                           05           08/01/98          0
    0613000815                           N            07/01/28
    0


    4156454          Q72/W10             F           30,000.00         ZZ
                                         360         15,604.39          1
                                      10.000            263.40        100
                                       9.500            263.40
    TARBORO          NC   27886          5            07/12/79         00
    0001758622                           05           09/01/79          0
    3623899                              N            08/01/09
    0


    4156528          Q72/W10             F           16,750.00         ZZ
                                         360         15,000.61          1
                                       9.500            140.85         67
                                       9.000            140.85
    CLEVELAND        OH   44104          1            06/12/91         98
    0001759364                           05           08/01/91        100
    3846409                              N            07/01/21
    0


    4156531          Q72/W10             F          155,639.00         ZZ
                                         360        148,492.06          1
                                       9.000          1,252.31         70
                                       8.500          1,252.31
    RIVERSIDE        CA   92506          2            01/24/97         98
    0001759398                           05           03/01/97        100
    3847266                              N            02/01/27
    0


    4353247          U81/H74             F          108,000.00         ZZ
                                         180        107,078.75          1
                                      10.450            983.88         94
                                      10.200            983.88
    CHATTANOOGA      TN   37403          5            09/17/99         00
    0010367282                           05           10/22/99          0
    1700001856                           O            09/22/14
    0


1


    4353248          U81/H74             F          140,000.00         ZZ
                                         180        138,088.37          1
                                      10.500          1,280.64        100
                                      10.250          1,280.64
    CLEVELAND        TN   37311          2            12/26/99         00
    0010367290                           05           01/30/00          0
    1700002335                           O            12/30/14
    0


    4353250          U81/H74             F          132,000.00         ZZ
                                         180        118,142.56          1
                                      10.600          1,217.34         99
                                      10.350          1,217.34
    APPLE RIVER      IL   61001          5            03/14/00         00
    0010367316                           05           04/20/00          0
    1700007809                           O            03/20/15
    0


    4353253          U81/H74             F          141,500.00         ZZ
                                         180        140,578.28          1
                                      10.200          1,262.73        100
                                       9.950          1,262.73
    BELLWOOD         IL   60104          5            03/14/00         00
    0010367340                           05           04/20/00          0
    1700008035                           O            03/20/15
    0


    4353262          U81/H74             F          146,000.00         ZZ
                                         180        143,939.83          1
                                       9.190          1,194.76        100
                                       8.940          1,194.76
    LEWISBURG        TN   37091          2            01/11/00         00
    0010367431                           05           02/18/00          0
    1710002430                           O            01/18/15
    0


    4353264          U81/H74             F          105,000.00         ZZ
                                         360        104,351.14          1
                                      12.380          1,110.85        100
                                      12.130          1,110.85
    HAZEL CREST      IL   60429          1            07/19/00         23
    0010367456                           05           08/19/00          0
    1800000248                           O            07/19/30
    0


    4509996          N45/H74             F           64,000.00         ZZ
                                         360         62,599.38          1
                                      10.750            597.43         80
                                      10.250            597.43
1


    NEWBERRY         SC   29108          2            01/23/98         00
    0011228228                           05           02/28/98          0
    0881041683                           O            01/28/28
    0


    4509998          N45/H74             F           29,200.00         ZZ
                                         240         26,801.91          1
                                      10.490            291.33         80
                                       9.990            291.33
    JACKSONVILLE     FL   32206          5            02/10/98         00
    0011228244                           05           03/17/98          0
    0881042054                           O            02/17/18
    0


    4510009          N45/H74             F           55,200.00         ZZ
                                         180         54,363.11          1
                                      10.990            525.27         80
                                      10.490            525.27
    CRAWFORDVILLE    FL   32327          5            12/22/98         00
    0011228491                           27           01/28/99          0
    0881049081                           O            12/28/13
    0


    4510027          N45/H74             F           60,000.00         ZZ
                                         360         59,076.14          1
                                      10.250            537.66         80
                                       9.750            537.66
    TAMPA            FL   33603          5            05/18/99         00
    0011228723                           05           06/24/99          0
    0881051149                           O            05/24/29
    0


    4510059          N45/H74             F           58,400.00         ZZ
                                         360         57,759.59          1
                                      10.750            545.15         80
                                      10.250            545.15
    BUTLER           PA   16001          5            09/24/99         00
    0011229275                           05           11/02/99          0
    0881053114                           O            10/02/29
    0


    4510064          N45/H74             F           65,600.00         ZZ
                                         360         64,770.38          1
                                      11.390            644.13         80
                                      10.890            644.13
    JACKSONVILLE     FL   32258          5            10/07/99         00
    0011229317                           05           11/13/99          0
    0881053228                           O            10/13/29
    0
1




    4510106          N45/H74             F           33,600.00         ZZ
                                         240         32,589.71          1
                                      10.990            346.58         80
                                      10.490            346.58
    GAINESVILLE      FL   32641          5            12/30/99         00
    0011229812                           05           02/05/00          0
    0881054140                           O            01/05/20
    0


    4510118          N45/H74             F          163,750.00         ZZ
                                         360        162,542.62          1
                                      11.990          1,683.09         80
                                      11.490          1,683.09
    GOTHA            FL   34734          1            01/28/00         00
    0011229887                           03           02/28/00          0
    0881054309                           O            01/28/30
    0


    4535873          Q72/W60             F           68,115.31         ZZ
                                         180         41,307.55          1
                                       7.000            612.24         93
                                       6.500            612.24
    MODESTO          CA   95351          5            02/18/94         00
    7808488                              05           03/01/94          0
    760706                               O            02/01/09
    0


    4580026          Q72/W60             F          163,255.00         ZZ
                                         360        151,321.90          1
                                       7.000          1,086.14        100
                                       6.500          1,086.14
    LAKERIDGE        VA   22192          1            11/30/95         99
    7859853                              05           01/01/96          0
    3400288                              O            12/01/25
    0


    4580027          Q72/W60             F           85,450.00         ZZ
                                         360         80,000.03          1
                                       7.500            597.48         52
                                       7.000            597.48
    DENVER           CO   80218          2            02/24/96         98
    7859861                              01           04/01/96        100
    3400493                              O            03/01/26
    0


    4580034          Q72/W60             F           15,000.00         ZZ
                                         359          1,316.02          1
1


                                       7.000             99.90        100
                                       6.500             99.90
    PHILADELPHIA     PA   19138          5            05/14/73         99
    7860109                              05           07/01/73          0
    4700657                              N            05/01/03
    0


    4689655          W29/N60             F           71,429.02         ZZ
                                         342         70,345.76          1
                                      10.800            674.35         81
                                      10.300            674.35
    COVINGTON        TN   38019          1            08/05/99         00
    0000136317                           05           09/15/99          0
    0000136317                           O            02/15/28
    0


    4689666          W29/N60             F           24,745.12         ZZ
                                         176         21,103.89          1
                                       8.750            250.05         83
                                       8.250            250.05
    LIMINGTON        ME   04048          1            05/20/98         00
    0001048768                           05           06/01/98          0
    0001048768                           N            01/01/13
    0


    4690544          W29/N60             F           60,300.00         ZZ
                                         360         58,699.83          4
                                      11.125            579.95         90
                                      10.625            579.95
    DAYTON           OH   45406          1            06/30/97         00
    0101499210                           05           08/01/97          0
    0101499210                           N            07/01/27
    0


    4690653          W29/N60             F           23,106.08         ZZ
                                         279         21,497.05          1
                                      11.500            238.52        103
                                      11.000            238.52
    LUBBOCK          TX   79404          1            10/01/96         00
    0776646238                           05           10/13/96          0
    0776646238                           O            12/13/19
    0


    4851199          447/M32             F          140,000.00         ZZ
                                         360        127,366.79          1
                                      10.750          1,306.88         80
                                       9.640          1,306.88
    VALLEJO          CA   94590          5            08/08/91         00
    0059800498                           05           10/01/91          0
1


    0059800498                           O            09/01/21
    0


    4851209          447/388             F           96,000.00         ZZ
                                         360         86,646.90          1
                                       9.570            812.13         80
                                       9.070            812.13
    LOS ANGELES      CA   90002          5            10/28/91         00
    0060901725                           05           01/01/92          0
    0060901725                           O            12/01/21
    0


    4851221          447/406             F          117,200.00         ZZ
                                         360        102,781.11          1
                                       9.625            996.19         80
                                       9.375            996.19
    WEST BABYLON     NY   11704          1            11/08/91         00
    0064500026                           05           01/01/92          0
    0064500026                           O            12/01/21
    0


    4851227          447/074             F          112,000.00         ZZ
                                         360        102,145.10          1
                                       9.625            951.99         80
                                       9.075            951.99
    LOS ANGELES      CA   90062          5            06/17/92         00
    0064700458                           05           08/01/92          0
    0064700458                           O            07/01/22
    0


    4851229          447/388             F          448,000.00         ZZ
                                         360        406,640.21          1
                                       9.375          3,726.24         80
                                       9.125          3,726.24
    GLENDALE         CA   91205          5            05/18/92         00
    0066400425                           05           07/01/92          0
    0066400425                           O            06/01/22
    0


    4851230          447/388             F          150,000.00         ZZ
                                         360        133,406.66          1
                                       9.125          1,220.45         80
                                       8.740          1,220.45
    OJAI             CA   93023          5            05/21/92         00
    0066400433                           05           07/01/92          0
    0066400433                           O            06/01/22
    0


1


    4851231          447/737             F          325,600.00         ZZ
                                         360        282,945.64          1
                                       9.250          2,678.63         80
                                       9.000          2,678.63
    GLENDORA         CA   91740          5            11/04/91         00
    0067400021                           09           01/01/92          0
    0067400021                           O            12/01/21
    0


    4851232          447/737             F          297,500.00         ZZ
                                         360        269,135.77          1
                                       9.000          2,393.75         70
                                       8.725          2,393.75
    LOS ANGELES      CA   90066          5            07/02/92         00
    0067400192                           05           09/01/92          0
    0067400192                           O            08/01/22
    0


    4851237          447/994             F           67,600.00         ZZ
                                         360         58,519.63          1
                                       9.500            568.42         65
                                       9.250            568.42
    LANCASTER        CA   93534          5            11/21/91         00
    5927376680                           05           01/01/92          0
    0069600246                           O            12/01/21
    0


    4851242          447/388             F          144,000.00         ZZ
                                         360        129,827.14          1
                                       9.500          1,210.83         90
                                       9.175          1,210.83
    LOS ANGELES      CA   90062          1            11/19/91         14
    0069900317                           05           01/01/92         17
    0069900317                           O            12/01/21
    0


    4851272          447/737             F          500,000.00         ZZ
                                         360        421,296.95          1
                                       9.625          4,249.95         80
                                       9.080          4,249.95
    FALLBROOK        CA   92028          1            10/04/91         00
    0073200020                           05           12/01/91          0
    0073200020                           O            11/01/21
    0


    4851273          447/737             F           95,000.00         ZZ
                                         360         85,906.44          1
                                       9.375            790.16         54
                                       8.530            790.16
1


    CARSON           CA   90746          1            06/15/92         00
    0073200132                           05           08/01/92          0
    0073200132                           O            07/01/22
    0


    4851278          447/388             F          418,000.00         ZZ
                                         180        216,342.00          1
                                       8.750          4,177.70         76
                                       8.250          4,177.70
    BREA             CA   92621          5            06/17/92         00
    0074600122                           05           08/01/92          0
    0074600122                           O            07/01/07
    0


    4851279          447/388             F          285,000.00         ZZ
                                         360        257,468.39          1
                                       9.000          2,293.17         52
                                       8.500          2,293.17
    SAN DIEGO        CA   92107          2            06/25/92         00
    0074600123                           05           08/01/92          0
    0074600123                           O            07/01/22
    0


    4851281          447/388             F          240,000.00         ZZ
                                         360        217,557.39          1
                                       9.125          1,952.72         80
                                       8.625          1,952.72
    HAWTHORNE        CA   90250          5            07/01/92         00
    0074600131                           05           09/01/92          0
    0074600131                           O            08/01/22
    0


    4851282          447/388             F          285,000.00         ZZ
                                         360        257,468.39          1
                                       9.000          2,293.17         76
                                       8.690          2,293.17
    DIAMOND BAR      CA   91765          5            06/10/92         00
    0075000047                           05           08/01/92          0
    0075000047                           O            07/01/22
    0


    4851286          447/388             F          100,000.00         ZZ
                                         360         90,995.79          1
                                       9.625            849.99         79
                                       9.125            849.99
    LOS ANGELES      CA   90062          5            05/19/92         00
    0075100508                           05           07/01/92          0
    0075100508                           O            06/01/22
    0
1




    4851290          447/448             F          100,000.00         ZZ
                                         360         87,526.76          1
                                       9.375            831.75         68
                                       9.125            831.75
    CORAL SPRINGS    FL   33071          1            11/17/91         00
    0075200001                           05           01/01/92          0
    0075200001                           O            12/01/21
    0


    4934242          Q72/W10             F          137,500.00         ZZ
                                         180        135,657.84          1
                                      12.500          1,467.48         74
                                      12.000          1,467.48
    FOUNTAIN         CO   80817          5            05/15/98         00
    0001718444                           05           07/01/98          0
    0001718444                           O            06/01/13
    0


    4934243          Q72/W10             F          206,400.00         ZZ
                                         360        202,382.88          1
                                      10.220          1,844.95         77
                                       9.720          1,844.95
    MIAMI            FL   33186          1            10/29/98         00
    0001718626                           05           12/01/98          0
    0001718626                           N            11/01/28
    0


    4934248          Q72/W10             F           26,800.00         ZZ
                                         360         26,406.09          1
                                      11.190            259.08         77
                                      10.690            259.08
    MONTEZUMA        GA   31063          1            03/30/98         00
    0001718956                           05           05/01/98          0
    0001718956                           O            04/01/28
    0


    4934369          Q72/W10             F           10,150.00         ZZ
                                          84          7,060.54          1
                                      12.500            181.92         27
                                      12.000            181.92
    FT WHITE         FL   32038          5            12/28/98         00
    0001726678                           05           03/01/99          0
    0001726678                           N            02/01/06
    0


    4934378          Q72/W10             F           35,000.00         ZZ
                                         240         33,838.30          1
1


                                      12.990            409.85         59
                                      12.490            409.85
    JACKSONVILLE     FL   32211          5            04/10/99         00
    0001727106                           05           07/01/99          0
    0001727106                           O            06/01/19
    0


    4934385          Q72/W10             F            8,000.00         ZZ
                                          84          5,995.60          1
                                      12.900            145.10         35
                                      12.400            145.10
    DUNNELLON        FL   34432          5            06/07/99         00
    0001727379                           05           08/01/99          0
    0001727379                           O            07/01/06
    0


    4934388          Q72/W10             F           10,200.00         ZZ
                                          84          5,879.69          1
                                       9.990            169.28         34
                                       9.490            169.28
    OKEECHOBEE       FL   34974          5            06/10/99         00
    0001727536                           05           08/01/99          0
    0001727536                           N            07/01/06
    0


    4934390          Q72/W10             F           30,250.00         ZZ
                                         180         28,154.55          1
                                      11.590            355.12         55
                                      11.090            355.12
    HOMESTEAD        FL   33032          5            06/30/99         00
    0001727692                           05           08/01/99          0
    0001727692                           O            07/01/14
    0


    4934411          Q72/W10             F           80,000.00         ZZ
                                         360         78,758.62          1
                                       9.990            701.47         80
                                       9.490            701.47
    MARGATE          FL   33068          5            10/16/99         00
    0001728500                           05           12/01/99          0
    0001728500                           O            11/01/29
    0


    4934424          Q72/W10             F           19,250.00         ZZ
                                         120         16,877.13          1
                                       9.990            254.29         55
                                       9.490            254.29
    MIAMI            FL   33157          5            12/10/99         00
    0001728864                           05           02/01/00          0
1


    0001728864                           O            01/01/10
    0


    4934432          Q72/W10             F            9,000.00         ZZ
                                         108          7,761.55          1
                                       9.550            124.53         13
                                       9.050            124.53
    FORT LAUDERDALE  FL   33311          5            02/23/00         00
    0001729417                           05           04/01/00          0
    0001729417                           O            03/01/09
    0


    4934436          Q72/W10             F           56,000.00         ZZ
                                         360         54,943.40          1
                                      11.500            554.57         74
                                      11.000            554.57
    MIAMI            FL   33033          5            12/24/97         00
    0001729722                           05           02/01/98          0
    0001729722                           O            01/01/28
    0


    4934472          Q72/W10             F           10,950.00         ZZ
                                         162         10,450.04          1
                                      15.650            162.76         15
                                      15.150            162.76
    DURHAM           NC   27701          5            06/06/00         00
    0001763929                           05           07/12/00          0
    0001763929                           O            12/12/13
    0


    5055157          070/G61             F          206,500.00         ZZ
                                         360        199,167.52          4
                                       7.625          1,461.59         70
                                       7.375          1,461.59
    WALTHAM          MA   02154          2            03/05/99         00
    0010373082                           05           04/01/99          0
    4670444                              N            03/01/29
    0


    5055163          070/G61             F          135,800.00         ZZ
                                         360        134,118.65          1
                                       9.000          1,092.68         97
                                       8.750          1,092.68
    LONG BEACH       CA   90805          1            03/14/00         11
    0010372951                           05           05/01/00         35
    7045455                              O            04/01/30
    0


1


    5084909          Q72/W60             F           81,000.00         ZZ
                                         180         80,588.74          1
                                      11.000            771.38         90
                                      10.500            771.38
    ORLANDO          FL   32808          1            11/30/00         00
    7903248                              05           01/01/01          0
    6677932                              O            12/01/15
    0


    5084912          Q72/W60             F           85,000.00         ZZ
                                         180         84,234.21          1
                                       9.990            745.31         54
                                       9.490            745.31
    TOWNSHIP OF COT  MI   48039          2            12/06/00         00
    7903271                              05           01/11/01          0
    6678599                              O            12/11/15
    0


    5084916          Q72/W60             F           72,900.00         ZZ
                                         180         72,641.73          1
                                      12.500            778.03         90
                                      12.000            778.03
    FAYETTEVILLE     NC   28304          5            11/21/00         00
    7903313                              05           12/27/00          0
    6680007                              O            11/27/15
    0


    5084924          Q72/W60             F           81,600.00         ZZ
                                         240         80,594.04          1
                                      12.300            915.61         65
                                      11.800            915.61
    PATOKA           IN   47666          5            12/19/00         00
    7903396                              05           01/26/01          0
    6680667                              O            12/26/20
    0


    5084941          Q72/W60             F           61,200.00         ZZ
                                         360         60,934.06          1
                                      11.850            622.45         90
                                      11.350            622.45
    LUMBERTON        NC   28358          5            12/22/00         00
    7903560                              05           01/28/01          0
    6681539                              O            12/28/30
    0


    5084956          Q72/W60             F           20,000.00         ZZ
                                         120         18,921.20          1
                                      10.700            272.11         37
                                      10.200            272.11
1


    SAINT STEPHEN    SC   29479          5            01/09/01         00
    7903719                              03           02/16/01          0
    6683162                              O            01/16/11
    0


    5084958          Q72/W60             F           36,000.00         ZZ
                                         240         35,508.59          1
                                      10.800            366.70         79
                                      10.300            366.70
    MC KEESPORT      PA   15132          2            01/10/01         00
    7903735                              05           02/16/01          0
    6683416                              O            01/16/21
    0


    5084970          Q72/W60             F           38,400.00         ZZ
                                         180         37,526.90          1
                                      12.200            465.82         80
                                      11.700            465.82
    MILWAUKEE        WI   53209          5            01/22/01         00
    7903842                              05           02/26/01          0
    6684686                              O            01/26/16
    0


    5123340          B86/G61             F          600,000.00         ZZ
                                         180        525,763.91          1
                                       7.250          5,477.18         80
                                       7.000          5,477.18
    PICKENS          SC   29671          2            11/11/98         00
    0011781028                           05           01/01/99          0
    6000485125                           O            12/01/13
    0


    5123362          B86/G61             F           31,450.00         T
                                         360         19,148.50          1
                                      11.500            311.47         95
                                      11.250            311.47
    ANDERSON         SC   29625          4            10/02/79         23
    0011781242                           05           11/01/79          0
    6000563905                           O            10/01/09
    0


    5123363          B86/G61             F           44,900.00         ZZ
                                         360         27,040.85          1
                                      13.000            496.69         65
                                      12.750            496.69
    GREENVILLE       SC   29615          1            09/15/80         00
    0011781259                           05           10/01/80          0
    6000564101                           O            09/01/10
    0
1




    5123364          B86/G61             F           36,000.00         T
                                         300         20,975.67          1
                                      12.750            399.26         90
                                      12.500            399.26
    STARR            SC   29684          4            07/29/83         23
    0011781267                           05           09/01/83          0
    6000564184                           O            08/01/08
    0


    5123365          B86/G61             F           29,400.00         ZZ
                                         300         17,270.79          2
                                      12.750            326.08         72
                                      12.500            326.08
    GREENWOOD        SC   29646          4            06/23/83         00
    0011781275                           05           08/01/83          0
    6000564192                           O            07/01/08
    0


    5123366          B86/G61             F           27,873.85         ZZ
                                         348         20,887.14          1
                                      12.375            295.77         80
                                      12.125            295.77
    DRAYTON          SC   29333          1            07/19/85         00
    0011781283                           05           08/01/85          0
    6000564507                           O            07/01/14
    0


    5123568          B86/G61             F           72,000.00         ZZ
                                         360         68,965.49          1
                                       8.500            553.62         80
                                       8.250            553.62
    FOUNTAIN INN     SC   29644          1            04/25/97         00
    0011783180                           27           06/01/97          0
    6000613403                           O            05/01/27
    0


    5123773          B86/G61             F          108,000.00         ZZ
                                         180        105,304.38          1
                                       7.375            993.52        100
                                       7.125            993.52
    MONCKS CORN      SC   29461          1            03/26/01         11
    0011785185                           05           05/01/01         25
    6000857414                           O            04/01/16
    0


    5127569          B86/G61             F           40,000.00         ZZ
                                         300         13,732.31          1
1


                                      11.500            406.59         75
                                      11.250            406.59
    ANDREWS          SC   29510          4            04/07/80         00
    0011779956                           05           06/01/80          0
    6000057189                           O            05/01/05
    0


    5167315          Q72/W10             F           48,000.00         ZZ
                                         360         47,437.43          1
                                      12.400            508.56         75
                                      11.900            508.56
    COUSHATTA        LA   71019          5            09/29/98         00
    0001562677                           05           12/01/98          0
    783242                               O            11/01/28
    0


    5167320          Q72/W10             F           20,000.00         ZZ
                                         240         18,874.32          1
                                      10.350            197.66         80
                                       9.850            197.66
    OKLAHOMA CITY    OK   73159          5            10/09/98         00
    0001562842                           01           11/14/98          0
    783871                               O            10/14/18
    0


    5167321          Q72/W10             F           22,348.11         ZZ
                                         180         18,750.84          1
                                      14.250            301.38         14
                                      13.750            301.38
    MARYVILLE        TN   37801          5            07/26/96         00
    0001443183                           05           08/31/96          0
    800624                               O            07/31/11
    0


    5167334          Q72/W10             F          143,983.00         ZZ
                                         180        140,566.11          1
                                      10.750          1,344.05         90
                                      10.250          1,344.05
    SAINT CHARLES    IL   60174          5            03/31/98         00
    0001565803                           09           04/30/98          0
    807106                               O            03/30/13
    0


    5167335          Q72/W10             F           40,500.00         ZZ
                                         180         36,270.67          1
                                      10.900            457.78         64
                                      10.400            457.78
    JACKSONVILLE     FL   32211          5            03/31/98         00
    0001569169                           05           05/06/98          0
1


    807113                               O            04/06/13
    0


    5167340          Q72/W10             F           45,050.00         ZZ
                                         180         44,524.34          1
                                      12.500            480.80         85
                                      12.000            480.80
    BONE CAVE        TN   38581          5            06/16/98         00
    0001566033                           05           07/22/98          0
    808284                               O            06/22/13
    0


    5167362          Q72/W10             F          196,000.00         ZZ
                                         180        192,304.99          1
                                       9.900          1,705.57         80
                                       9.400          1,705.57
    ENGLEWOOD        FL   34223          5            12/23/98         00
    0001566330                           05           01/29/99          0
    811603                               O            12/29/13
    0


    5167393          Q72/W10             F          140,250.00         ZZ
                                         360        138,086.45          1
                                      10.740          1,308.15         85
                                      10.240          1,308.15
    PASS CHRISTIAN   MS   39571          5            12/16/98         00
    0002048817                           05           02/01/99          0
    822267                               O            01/01/29
    0


    5167399          Q72/W10             F           30,400.00         ZZ
                                         180         28,362.19          1
                                      11.000            345.53         80
                                      10.500            345.53
    STEUBENVILLE     OH   43952          5            09/23/99         00
    0002048858                           05           10/23/99          0
    829488                               O            09/23/14
    0


    5167402          Q72/W10             F           44,550.00         ZZ
                                         180         44,131.88          1
                                      11.550            442.88         83
                                      11.050            442.88
    FORT SCOTT       KS   66701          1            11/10/99         00
    0002048866                           05           12/10/99          0
    831852                               O            11/10/14
    0


1


    5167404          Q72/W10             F           35,200.00         ZZ
                                         360         34,846.78          1
                                      10.750            328.59         80
                                      10.250            328.59
    DURHAM           NC   27707          1            12/31/99         00
    0002048874                           05           01/31/00          0
    833992                               O            12/31/29
    0


    5167408          Q72/W10             F           63,750.00         ZZ
                                         360         63,265.73          1
                                      11.850            648.39         85
                                      11.350            648.39
    MELBOURNE        FL   32901          5            01/12/00         00
    0002048916                           05           02/18/00          0
    837108                               O            01/18/30
    0


    5167429          Q72/W10             F           72,270.00         ZZ
                                         360         70,668.33          1
                                       9.700            618.26         90
                                       9.200            618.26
    BLACK MOUNTAIN   NC   28711          5            07/06/98         00
    0001781947                           05           08/10/98          0
    901749                               O            07/10/28
    0


    5182738          964/G61             F          248,000.00         ZZ
                                         360        240,601.78          3
                                       7.750          1,776.70         80
                                       7.500          1,776.70
    LONG BEACH       CA   90814          5            10/09/98         00
    0010378958                           05           12/01/98          0
    42361                                O            11/01/28
    0


    5182748          964/G61             F          148,000.00         ZZ
                                         360        147,312.56          1
                                      11.250          1,437.47         80
                                      11.000          1,437.47
    NORTH LAS VEGAS  NV   89031          1            10/19/00         00
    0010379030                           05           12/01/00          0
    89093                                N            11/01/30
    0


    5182751          964/G61             F           65,520.00         ZZ
                                         360         65,043.27          2
                                       9.125            533.09         80
                                       8.875            533.09
1


    DESERT HOT SPRI  CA   92240          1            10/25/00         00
    0010379063                           05           12/01/00          0
    90861                                N            11/01/30
    0


    5293650          Q72/W60             F           48,750.00         ZZ
                                         180         47,996.17          1
                                       9.850            422.42         75
                                       9.350            422.42
    BRACKENRIDGE     PA   15014          5            06/11/99         00
    7936727                              05           07/16/99          0
    1237051                              O            06/16/14
    0


    5293653          Q72/W60             F           60,750.00         ZZ
                                         180         60,253.32          1
                                      11.950            622.55         90
                                      11.450            622.55
    LAGRANGE         GA   30240          5            11/11/99         00
    7936768                              05           12/16/99          0
    1706721                              O            11/16/14
    0


    5293657          Q72/W60             F          110,400.00         ZZ
                                         180        109,646.93          1
                                      10.150            981.10         77
                                       9.650            981.10
    MONROE           NC   28110          1            09/28/00         00
    7936628                              05           10/28/00          0
    35053                                O            09/28/15
    0


    5293667          Q72/W60             F           79,220.00         ZZ
                                         180         78,441.89          1
                                      12.600            851.63         85
                                      12.100            851.63
    ASHLAND CITY     TN   37015          1            04/28/99         00
    7936750                              05           05/28/99          0
    988071                               O            04/28/14
    0


    5293777          Q72/W60             F           36,000.00         ZZ
                                         360         35,531.02          1
                                      12.490            383.93         80
                                      11.990            383.93
    INDIANAPOLIS     IN   46208          4            06/25/98         00
    7936818                              05           08/01/98          0
    3128                                 O            07/01/28
    0
1




    5310215          X09/G61             F          150,377.00         ZZ
                                         360        145,450.49          1
                                       7.000          1,000.47         98
                                       6.750          1,000.47
    NORWALK          CA   90650          2            11/18/98         98
    0010379493                           05           01/01/99         99
    0007039002                           O            12/01/28
    0


    5310217          X09/G61             F           71,600.00         ZZ
                                         360         70,311.90          1
                                      10.600            660.32         80
                                      10.350            660.32
    COLORADO SPRING  CO   80905          2            10/30/98         00
    0010379519                           05           12/01/98          0
    0007039008                           N            11/01/28
    0


    5310222          X09/G61             F          117,118.00         ZZ
                                         360        113,584.01          1
                                       7.250            798.96         99
                                       7.000            798.96
    SACRAMENTO       CA   95842          1            11/16/98         98
    0010379568                           05           01/01/99         99
    0007039015                           O            12/01/28
    0


    5310226          X09/G61             F          107,330.00         ZZ
                                         360        104,048.71          1
                                       7.375            741.31         99
                                       7.125            741.31
    SACRAMENTO       CA   95823          1            11/16/98         98
    0010379592                           05           01/01/99         99
    0007039021                           O            12/01/28
    0


    5310228          X09/G61             F          151,583.00         ZZ
                                         360        146,628.16          1
                                       7.000          1,008.49         98
                                       6.750          1,008.49
    SANTA ANA        CA   92703          2            11/17/98         98
    0010379618                           05           01/01/99         99
    0007039027                           O            12/01/28
    0


    5310230          X09/G61             F          146,333.00         ZZ
                                         360        141,883.32          1
1


                                       7.500          1,023.19         98
                                       7.250          1,023.19
    RANCHO CUCAMONG  CA   91701          2            11/19/98         98
    0010379626                           05           01/01/99         99
    0007039029                           O            12/01/28
    0


    5310231          X09/G61             F          180,000.00         ZZ
                                         360        174,038.26          2
                                       7.125          1,212.70         58
                                       6.875          1,212.70
    DENVER           CO   80205          2            11/24/98         00
    0010379634                           05           01/01/99          0
    0007039030                           N            12/01/28
    0


    5310235          X09/G61             F          111,900.00         ZZ
                                         360        107,517.96          1
                                       6.000            670.90         58
                                       5.750            670.90
    CLACKAMAS        OR   97015          2            11/18/98         00
    0010379667                           03           01/01/99          0
    0007039039                           O            12/01/28
    0


    5310244          X09/G61             F          139,797.00         ZZ
                                         360        135,543.51          1
                                       7.500            977.49         98
                                       7.250            977.49
    SANTA ANA        CA   92707          2            11/12/98         98
    0010379733                           05           01/01/99         99
    0007039054                           O            12/01/28
    0


    5310246          X09/G61             F          228,750.00         ZZ
                                         360        221,760.45          1
                                       7.375          1,579.92         75
                                       7.125          1,579.92
    SANTA BARBRA     CA   93110          2            11/10/98         00
    0010379741                           05           01/01/99          0
    0007039056                           O            12/01/28
    0


    5310249          X09/G61             F          133,000.00         ZZ
                                         360        128,180.92          1
                                       6.875            873.72         77
                                       6.625            873.72
    CITRUS HEIGHTS   CA   95610          2            10/26/98         23
    0010379899                           05           12/01/98          0
1


    0007039059                           O            11/01/28
    0


    5310250          X09/G61             F          137,470.00         ZZ
                                         360        133,269.48          1
                                       7.375            949.48         98
                                       7.125            949.48
    FULLERTON        CA   92833          2            11/12/98         98
    0010379774                           03           01/01/99         99
    0007039060                           O            12/01/28
    0


    5310251          X09/G61             F          131,000.00         ZZ
                                         360        126,121.21          2
                                       6.875            860.58         52
                                       6.625            860.58
    VENTURA          CA   93004          2            10/26/98         00
    0010379782                           05           12/01/98          0
    0007039063                           N            11/01/28
    0


    5310255          X09/G61             F          113,654.00         ZZ
                                         360        109,848.31          1
                                       6.875            746.63         99
                                       6.625            746.63
    ROSEVILLE        CA   95678          1            11/12/98         98
    0010379824                           03           01/01/99         99
    0007039075                           O            12/01/28
    0


    5316209          Q72/W60             F          143,500.00         ZZ
                                         360        143,179.66          1
                                      14.190          1,721.89         70
                                      13.690          1,721.89
    CHICAGO          IL   60616          5            12/08/00         00
    7935539                              01           01/13/01          0
    157611                               O            12/13/30
    0


    5316216          Q72/W60             F           24,000.00         ZZ
                                         360         23,946.69          1
                                      14.240            288.93         60
                                      13.740            288.93
    PONTIAC          MI   48342          5            12/15/00         00
    7935604                              05           01/20/01          0
    159756                               O            12/20/30
    0


1


    5316220          Q72/W60             F           67,150.00         ZZ
                                         360         66,802.38          3
                                      10.340            606.23         85
                                       9.840            606.23
    CLEVELAND        OH   44102          1            12/18/00         00
    7935646                              05           01/18/01          0
    160358                               O            12/18/30
    0


    5316221          Q72/W60             F          208,000.00         ZZ
                                         360        207,321.32          2
                                      12.490          2,218.28         80
                                      11.990          2,218.28
    BROOKLYN         NY   11221          5            12/19/00         00
    7935653                              05           01/26/01          0
    160432                               O            12/26/30
    0


    5316223          Q72/W60             F           40,000.00         ZZ
                                         360         39,657.83          1
                                      11.940            409.60         49
                                      11.440            409.60
    BLOOMSBURG       PA   17815          5            12/20/00         00
    7935679                              05           01/20/01          0
    161356                               O            12/20/30
    0


    5316224          Q72/W60             F           28,000.00         ZZ
                                         360         27,925.25          1
                                      13.390            318.29         80
                                      12.890            318.29
    SAINT AMANT      LA   70774          5            12/20/00         00
    7935687                              05           01/26/01          0
    161547                               O            12/26/30
    0


    5316225          Q72/W60             F           42,000.00         ZZ
                                         360         41,806.16          1
                                      12.340            443.04         60
                                      11.840            443.04
    DETROIT          MI   48219          5            12/20/00         00
    7935695                              05           01/26/01          0
    161729                               O            12/26/30
    0


    5316227          Q72/W60             F           20,800.00         ZZ
                                         360         20,745.52          1
                                      14.040            247.11         80
                                      13.540            247.11
1


    LELAND           MS   38756          1            01/09/01         00
    7935711                              05           02/09/01          0
    162115                               O            01/09/31
    0


    5316233          Q72/W60             F          233,750.00         ZZ
                                         360        233,023.86          1
                                      12.290          2,456.69         65
                                      11.790          2,456.69
    WHITESTONE       NY   11357          5            12/26/00         00
    7935778                              05           02/02/01          0
    163428                               O            01/02/31
    0


    5316243          Q72/W60             F          178,750.00         ZZ
                                         360        178,268.78          2
                                      12.940          1,968.96         65
                                      12.440          1,968.96
    NEW YORK         NY   10033          4            01/03/01         00
    7935877                              05           02/03/01          0
    166108                               N            01/03/31
    0


    5316244          Q72/W60             F          192,500.00         ZZ
                                         360        191,998.75          2
                                      13.090          2,142.99         70
                                      12.590          2,142.99
    NEW YORK         NY   10033          5            01/03/01         00
    7935885                              05           02/08/01          0
    166116                               O            01/08/31
    0


    5316250          Q72/W60             F           55,500.00         ZZ
                                         360         55,253.36          1
                                      10.640            513.50         64
                                      10.140            513.50
    BROCKTON         MA   02301          5            01/12/01         00
    7935943                              01           02/12/01          0
    167321                               O            01/12/31
    0


    5316251          Q72/W60             F          148,000.00         ZZ
                                         360        147,497.01          1
                                      12.990          1,636.02         78
                                      12.490          1,636.02
    STONE MOUNTAIN   GA   30088          1            01/10/01         00
    7935950                              05           02/10/01          0
    167643                               O            01/10/31
    0
1




    5316253          Q72/W60             F           68,000.00         ZZ
                                         360         67,715.95          2
                                      11.540            675.47         80
                                      11.040            675.47
    NEW HAVEN        CT   06519          1            01/12/01         00
    7935976                              05           02/12/01          0
    168492                               N            01/12/31
    0


    5316255          Q72/W60             F          130,000.00         ZZ
                                         360        129,650.02          1
                                      12.940          1,431.97         75
                                      12.440          1,431.97
    CENTRAL ISLIP    NY   11722          1            01/19/01         00
    7935992                              05           02/19/01          0
    169516                               O            01/19/31
    0


    5316257          Q72/W60             F           20,000.00         ZZ
                                         360         19,957.38          1
                                      13.990            236.82         67
                                      13.490            236.82
    MC KEESPORT      PA   15132          5            01/22/01         00
    7936016                              05           02/22/01          0
    170001                               O            01/22/31
    0


    5316261          Q72/W60             F           70,400.00         ZZ
                                         300         69,780.26          2
                                       9.890            634.27         80
                                       9.390            634.27
    SYKESVILLE       PA   15865          5            01/20/01         00
    7936057                              05           02/25/01          0
    170753                               O            01/25/26
    0


    5316262          Q72/W60             F           60,450.00         ZZ
                                         240         59,530.02          3
                                       9.940            580.95         65
                                       9.440            580.95
    SYKESVILLE       PA   15865          5            01/20/01         00
    7936065                              05           02/20/01          0
    170761                               N            01/20/21
    0


    5316265          Q72/W60             F           84,000.00         ZZ
                                         360         83,731.01          1
1


                                      11.690            844.04         70
                                      11.190            844.04
    STEWARTSVILLE    NJ   08886          5            01/25/01         00
    7936099                              05           03/01/01          0
    171124                               O            02/01/31
    0


    5316268          Q72/W60             F           15,500.00         ZZ
                                          72         13,723.60          1
                                      11.290            297.34         48
                                      10.790            297.34
    SHAWNEE          OH   43782          5            01/24/01         00
    7936123                              05           03/01/01          0
    171538                               O            02/01/07
    0


    5316270          Q72/W60             F           62,100.00         ZZ
                                         180         60,616.87          1
                                      10.540            687.99         90
                                      10.040            687.99
    COLUMBUS         OH   43231          5            01/24/01         00
    7936149                              01           03/01/01          0
    171736                               O            02/01/16
    0


    5316271          Q72/W60             F           32,000.00         ZZ
                                         360         31,900.78          1
                                      11.840            325.22         80
                                      11.340            325.22
    MEMPHIS          TN   38109          5            01/24/01         00
    7936156                              05           03/01/01          0
    171975                               O            02/01/31
    0


    5316273          Q72/W60             F           31,500.00         ZZ
                                         360         31,384.85          3
                                      11.540            312.90         70
                                      11.040            312.90
    BALTIMORE        MD   21230          5            01/25/01         00
    7936172                              05           02/25/01          0
    172338                               N            01/25/31
    0


    5316277          Q72/W60             F           48,750.00         ZZ
                                         360         48,592.26          1
                                      12.340            514.24         65
                                      11.840            514.24
    PULASKI          PA   16143          5            01/26/01         00
    7936214                              05           03/01/01          0
1


    172941                               O            02/01/31
    0


    5316279          Q72/W60             F           51,600.00         ZZ
                                         360         50,527.13          4
                                      15.090            656.17         60
                                      14.590            656.17
    TROY             NY   12180          5            01/29/01         00
    7936230                              05           03/01/01          0
    173328                               N            02/01/31
    0


    5316282          Q72/W60             F           73,000.00         ZZ
                                         360         72,558.85          2
                                       8.990            586.85         84
                                       8.490            586.85
    INDIANAPOLIS     IN   46222          5            01/27/01         00
    7936263                              05           03/01/01          0
    173674                               O            02/01/31
    0


    5316285          Q72/W60             F           25,300.00         ZZ
                                         360         25,237.96          1
                                      13.120            282.24         55
                                      12.620            282.24
    SUMMIT HILL      PA   18250          5            01/31/01         00
    7936297                              05           03/05/01          0
    175141                               O            02/05/31
    0


    5316295          Q72/W60             F           30,100.00         ZZ
                                         180         29,443.55          1
                                      12.690            374.72         70
                                      12.190            374.72
    BOOTHVILLE       LA   70038          5            02/07/01         00
    7936396                              27           03/12/01          0
    177386                               O            02/12/16
    0


    5316297          Q72/W60             F           37,100.00         ZZ
                                         360         36,683.27          1
                                      11.990            381.33         70
                                      11.490            381.33
    SYRACUSE         NY   13204          5            02/16/01         00
    7936412                              05           03/22/01          0
    179441                               O            02/22/31
    0


1


    5316310          Q72/W60             F          132,600.00         ZZ
                                         360        132,043.73          1
                                      10.840          1,246.78         85
                                      10.340          1,246.78
    AMHERST          NY   14221          5            03/23/01         00
    7936545                              05           04/28/01          0
    190439                               O            03/28/31
    0


    5316314          Q72/W60             F           48,000.00         ZZ
                                         360         47,867.67          1
                                      11.440            473.14         66
                                      10.940            473.14
    PRAIRIEVILLE     LA   70769          5            03/30/01         00
    7936586                              05           05/04/01          0
    194704                               O            04/04/31
    0


    5476522          Q72/W10             F          200,000.00         ZZ
                                         360        199,119.63          1
                                      11.500          1,980.58         50
                                      11.000          1,980.58
    CONROE           TX   77301          5            11/01/00         00
    18667010                             05           12/15/00          0
    18667010                             O            11/15/30
    0


    5476525          Q72/W10             F          117,600.00         ZZ
                                         300        116,916.20          1
                                      11.750          1,216.92         80
                                      11.250          1,216.92
    BEAUMONT         TX   77706          5            01/30/01         00
    28034010                             05           03/05/01          0
    28034010                             O            02/05/26
    0


    5476526          Q72/W10             F           29,500.00         ZZ
                                         240         29,187.21          1
                                      12.200            328.94         59
                                      11.700            328.94
    POTOSI           MO   63664          5            02/28/01         00
    28251010                             05           04/05/01          0
    28251010                             O            03/05/21
    0


    5526867          T71/G61             F          400,000.00         ZZ
                                         360        389,405.20          1
                                       7.250          2,728.71         86
                                       7.000          2,728.71
1


    NATCHEZ          MS   39120          4            04/12/99         23
    0010379907                           05           06/01/99          0
    503011092                            O            05/01/29
    0


    5562640          Q72/W10             F           42,000.00         ZZ
                                         360         41,287.91          1
                                      11.900            428.79         70
                                      11.400            428.79
    FREESOIL         MI   49411          5            04/17/98         00
    11015942                             05           06/01/98          0
    11015942                             O            05/01/28
    0


    5562662          Q72/W10             F           90,600.00         ZZ
                                         360         89,130.99          1
                                      10.375            820.30         92
                                       9.875            820.30
    PINCKNEY         MI   48169          5            02/01/99         00
    11021314                             05           03/01/99          0
    11021314                             O            02/01/29
    0


    5562697          Q72/W10             F           57,000.00         ZZ
                                         360         56,136.52          1
                                      10.750            532.09         75
                                      10.250            532.09
    GENEVA TWP       MI   49090          2            01/28/99         00
    11023810                             05           03/01/99          0
    11023810                             O            02/01/29
    0


    5562720          Q72/W10             F           70,000.00         ZZ
                                         360         68,725.15          1
                                      10.150            622.07         70
                                       9.650            622.07
    FERNDALE         MI   48220          2            11/18/99         00
    11026450                             05           01/01/00          0
    11026450                             O            12/01/29
    0


    5562760          Q72/W10             F           63,750.00         ZZ
                                         360         62,774.60          1
                                      10.875            601.09         85
                                      10.375            601.90
    DETROIT          MI   48234          2            02/19/99         00
    11609301                             05           04/01/99          0
    11609301                             O            03/01/29
    0
1




    5562844          Q72/W10             F           56,000.00         ZZ
                                         360         54,975.29          1
                                      10.000            491.45         80
                                       9.500            491.45
    MIAMI            FL   33147          2            12/15/98         00
    21022743                             05           02/01/99          0
    21022743                             O            01/01/29
    0


    5562846          Q72/W10             F           69,700.00         ZZ
                                         180         68,558.47          1
                                      10.500            637.57         85
                                      10.000            637.57
    AVENTURA         FL   33180          2            07/26/99         04
    21025941                             05           09/01/99          6
    21025941                             N            08/01/14
    0


    5562864          Q72/W10             F          142,000.00         ZZ
                                         360        140,545.34          1
                                      10.500          1,298.93         58
                                      10.000          1,298.93
    MENDOTA HEIGHTS  MN   55120          2            04/25/00         00
    261028496                            05           06/01/00          0
    261028496                            O            05/01/30
    0


    5562924          Q72/W10             F           59,800.00         ZZ
                                         240         56,825.29          1
                                      12.200            666.81         50
                                      11.700            666.81
    MISSION          TX   78572          2            06/24/98         00
    441021936                            05           08/01/98          0
    441021936                            O            07/01/18
    0


    5603253          Q72/W60             F          182,400.00         ZZ
                                         180        180,089.54          1
                                      12.100          1,890.24         80
                                      11.600          1,890.24
    ATLANTA          GA   30311          2            05/12/00         00
    7942659                              05           06/17/00          0
    2074521                              O            05/17/15
    0


    5640923          926/926             F          667,000.00         ZZ
                                         360        645,168.73          1
1


                                       7.000          4,437.57         56
                                       6.750          4,437.57
    HILTON HEAD ISL  SC   29928          2            11/24/98         00
    163015070                            03           01/01/99          0
    163015070                            O            12/01/28
    0


    5640924          926/926             F          400,000.00         ZZ
                                         360        388,763.36          1
                                       7.125          2,694.88         50
                                       6.875          2,694.88
    HILTON HEAD ISL  SC   29928          1            03/22/99         00
    163016474                            08           05/01/99          0
    163016474                            O            04/01/29
    0


    5640925          926/926             F          389,600.00         ZZ
                                         360        378,530.90          1
                                       6.875          2,559.40         80
                                       6.625          2,559.40
    HILTON HEAD ISL  SC   29928          1            04/08/99         00
    163016615                            03           06/01/99          0
    163016615                            O            05/01/29
    0


    5645458          Q72/W10             F          140,000.00         ZZ
                                         180        122,920.18          1
                                      10.550          1,551.90         70
                                      10.050          1,551.90
    CHESTER          VA   23831          5            06/30/98         00
    5167589                              05           08/06/98          0
    5167589                              O            07/06/13
    0


    5645661          Q72/W10             F           10,000.00         ZZ
                                         180          9,182.39          1
                                      10.100            108.07         17
                                       9.600            108.07
    JACKSONVILLE     FL   32208          5            06/25/99         00
    5321656                              05           07/30/99          0
    5321656                              O            06/30/14
    0


    5645676          Q72/W10             F           67,200.00         ZZ
                                         300         65,942.85          2
                                      11.700            692.92         80
                                      11.200            692.92
    CLEVELAND        OH   44111          5            07/26/99         00
    5325404                              05           08/30/99          0
1


    5325404                              O            07/30/24
    0


    5645772          Q72/W10             F           48,025.00         ZZ
                                         180         47,774.96          1
                                      14.040            570.56         85
                                      13.540            570.56
    POTTSVILLE       PA   17901          5            10/29/99         00
    5408305                              05           12/03/99          0
    5408305                              O            11/03/14
    0


    5645791          Q72/W10             F           32,800.00         ZZ
                                         180         32,523.62          1
                                      11.360            321.32         80
                                      10.860            321.32
    TOLEDO           OH   43607          5            12/30/99         00
    5414491                              05           02/05/00          0
    5414491                              O            01/05/15
    0


    5646163          Q72/W10             F           89,775.00         ZZ
                                         180         85,488.72          1
                                      11.150          1,028.85         95
                                      10.650          1,028.85
    MARIETTA         GA   30060          5            02/29/00         00
    6190161                              05           04/06/00          0
    6190161                              O            03/06/15
    0


    5646181          Q72/W10             F           65,700.00         ZZ
                                         180         65,670.70          1
                                      12.140            682.89         90
                                      11.640            682.89
    SHELBYVILLE      IN   46176          5            03/31/00         00
    6198209                              05           06/01/00          0
    6198209                              O            05/01/15
    0


    5649111          926/926             F          276,000.00         ZZ
                                         180        237,195.66          1
                                       5.875          2,310.45         48
                                       5.625          2,310.45
    HILTON HEAD ISL  SC   29928          2            10/22/98         00
    161511203                            03           12/01/98          0
    161511203                            O            11/01/13
    0


1


    5649112          926/926             F          431,000.00         ZZ
                                         180        380,307.32          1
                                       6.625          3,784.16         70
                                       6.375          3,784.16
    HILTON HEAD ISL  SC   29926          2            02/12/99         00
    161511898                            03           04/01/99          0
    161511898                            O            03/01/14
    0


    5649252          926/926             F          230,094.42         ZZ
                                         165        199,907.62          1
                                       6.500          2,112.84         24
                                       6.250          2,112.84
    HILTON HEAD ISL  SC   29926          4            04/01/99         00
    162000214                            03           05/01/99          0
    162000214                            O            01/01/13
    0


    5660664          Q72/W60             F           70,550.00         ZZ
                                         240         69,983.30          1
                                      13.240            838.64         85
                                      12.740            838.64
    CLEVELAND        NC   27013          2            03/05/01         00
    7949902                              27           04/09/01          0
    28290030                             O            03/09/21
    0


    5660667          Q72/W60             F           59,600.00         ZZ
                                         180         59,442.07          1
                                      11.490            589.76         81
                                      10.990            589.76
    MOUNT AIRY       NC   27030          1            04/26/01         00
    7949936                              27           05/26/01          0
    28661010                             O            04/26/16
    0


    5661530          Q72/W10             F           69,600.00         ZZ
                                         360         68,896.88          1
                                      11.925            711.90         80
                                      11.425            711.90
    KIMBALL TWP      MI   48074          5            06/23/99         00
    11025257                             05           08/01/99          0
    11025257                             O            07/01/29
    0


    5661531          Q72/W10             F          463,500.00         ZZ
                                         360        458,327.49          1
                                      11.150          4,466.63         90
                                      10.650          4,466.63
1


    CLARKSTON        MI   48346          5            07/14/99         04
    11025600                             05           09/01/99         25
    11025600                             O            08/01/29
    0


    5661536          Q72/W10             F          124,200.00         ZZ
                                         180        122,501.56          1
                                      10.250          1,112.96         90
                                       9.750          1,112.96
    LIVONIA          MI   48152          5            08/17/99         04
    11026246                             05           10/01/99         25
    11026246                             O            09/01/14
    0


    5661541          Q72/W10             F           61,880.00         ZZ
                                         360         61,275.67          1
                                      11.350            605.72         85
                                      10.850            605.72
    DETROIT          MI   48228          1            11/24/99         04
    11026722                             05           01/01/00         12
    11026722                             O            12/01/29
    0


    5661545          Q72/W10             F           45,000.00         ZZ
                                         360         44,422.62          1
                                      11.400            442.20         75
                                      10.900            442.20
    DETROIT          MI   48203          5            12/10/99         00
    11027157                             05           02/01/00          0
    11027157                             O            01/01/30
    0


    5661556          Q72/W10             F           64,000.00         ZZ
                                         360         63,539.47          1
                                      10.225            572.32         79
                                       9.725            572.32
    FLINT            MI   48507          5            07/26/00         00
    11029057                             05           09/01/00          0
    11029057                             O            08/01/30
    0


    5661562          Q72/W10             F           58,000.00         ZZ
                                         240         55,209.25          1
                                      10.875            593.74         80
                                      10.375            593.74
    BANGOR TOWNSHIP  MI   48706          5            12/11/98         00
    11609096                             05           02/01/99          0
    11609096                             O            01/01/19
    0
1




    5661568          Q72/W10             F          279,000.00         ZZ
                                         360        276,470.35          1
                                      10.000          2,448.43         78
                                       9.500          2,448.43
    SAN JOSE         CA   95121          5            04/07/00         00
    151028430                            05           06/01/00          0
    151028430                            O            05/01/30
    0


    5661572          Q72/W10             F          348,000.00         ZZ
                                         360        320,252.37          1
                                      10.250          3,118.44         80
                                       9.750          3,118.44
    MOUNTAIN VIEW    CA   94043          5            07/18/00         00
    151029278                            05           09/01/00          0
    151029278                            O            08/01/30
    0


    5661578          Q72/W10             F           33,600.00         ZZ
                                         360         33,072.78          1
                                      10.875            316.82         80
                                      10.375            316.82
    INDIANAPOLIS     IN   46218          5            12/31/98         00
    191023081                            05           02/01/99          0
    191023081                            N            01/01/29
    0


    5661585          Q72/W10             F           34,400.00         ZZ
                                         180         34,038.83          1
                                      10.750            321.12         80
                                      10.250            321.12
    JEFFERSONVILLE   IN   47130          5            10/08/99         00
    191026812                            05           11/14/99          0
    191026812                            O            10/14/14
    0


    5661587          Q72/W10             F           68,000.00         ZZ
                                         360         67,316.77          1
                                      10.750            634.77         85
                                      10.250            634.77
    INDIANAPOLIS     IN   46219          5            11/18/99         04
    191027291                            05           12/23/99         12
    191027291                            O            11/23/29
    0


    5661595          Q72/W10             F           48,000.00         ZZ
                                         180         47,060.21          1
1


                                      10.150            426.57         80
                                       9.650            426.57
    BROOKSVILLE      FL   34602          5            12/23/98         00
    21022501                             05           02/01/99          0
    21022501                             O            01/01/14
    0


    5661596          Q72/W10             F           46,000.00         ZZ
                                         360         45,592.50          1
                                      10.550            422.50         80
                                      10.050            422.50
    BOYNTON BEACH    FL   33436          1            04/26/00         00
    21028200                             01           06/01/00          0
    21028200                             O            05/01/30
    0


    5661598          Q72/W10             F          145,000.00         ZZ
                                         360        143,128.76          1
                                      12.125          1,505.46         61
                                      11.625          1,505.46
    BRAINTREE        MA   02184          5            12/11/98         00
    251023420                            05           02/01/99          0
    251023420                            O            01/01/29
    0


    5661606          Q72/W10             F          100,800.00         ZZ
                                         360         99,937.73          1
                                      10.000            884.60         80
                                       9.500            884.60
    MINNEAPOLIS      MN   55412          5            05/16/00         00
    261028794                            05           07/01/00          0
    261028794                            O            06/01/30
    0


    5661621          Q72/W10             F           23,475.00         ZZ
                                         180         23,297.67          1
                                      11.990            241.29         70
                                      11.490            241.29
    AKRON            OH   44307          1            07/25/00         00
    371029405                            05           09/01/00          0
    371029405                            N            08/01/15
    0


    5661625          Q72/W10             F           48,400.00         ZZ
                                         360         47,800.93          2
                                      10.950            459.10         80
                                      10.450            459.10
    CHATTANOOGA      TN   37406          5            05/12/99         00
    431025468                            05           07/01/99          0
1


    431025468                            N            06/01/29
    0


    5661626          Q72/W10             F           48,400.00         ZZ
                                         360         47,800.93          2
                                      10.950            459.10         80
                                      10.450            459.10
    CHATTANOOGA      TN   37406          5            05/12/99         00
    431025469                            05           07/01/99          0
    431025469                            N            06/01/29
    0


    5661627          Q72/W10             F           61,000.00         ZZ
                                         360         60,245.24          4
                                      10.950            578.61         70
                                      10.450            578.61
    CHATTONOOGA      TN   37410          5            05/19/99         00
    431025497                            05           07/01/99          0
    431025497                            N            06/01/29
    0


    5661628          Q72/W10             F           30,000.00         ZZ
                                         180         27,110.57          1
                                      12.700            373.67         67
                                      12.200            373.67
    SAN ANTONIO      TX   78226          5            06/24/98         00
    441022243                            05           08/01/98          0
    441022243                            O            07/01/13
    0


    5661638          Q72/W10             F           68,000.00         ZZ
                                         360         67,526.77          1
                                      10.990            647.07         85
                                      10.490            647.07
    PUEBLO           CO   81004          5            05/18/00         04
    91028806                             05           07/01/00         12
    91028806                             O            06/01/30
    0


    5662222          X32/X32             F          355,223.60         ZZ
                                         343        340,484.20          1
                                       7.750          2,577.45         56
                                       7.500          2,577.45
    WAITE HILL VILL  OH   44094          1            04/01/98         00
    117206212                            05           04/01/98          0
    117206212                            O            10/01/26
    0


1


    5662223          X32/X32             F          500,000.00         ZZ
                                         348        489,842.33          1
                                       7.125          3,402.33         76
                                       6.875          3,402.33
    AURORA           OH   44202          1            02/09/99         00
    117513070                            05           03/01/00          0
    117513070                            O            02/01/29
    0


    5662224          X32/X32             F          340,000.00         ZZ
                                         360        332,865.40          1
                                       7.250          2,319.40         80
                                       7.000          2,319.40
    AVON LAKE        OH   44012          1            10/07/99         00
    117516628                            03           12/01/99          0
    117516628                            O            11/01/29
    0


    5662225          X32/X32             F          276,260.00         ZZ
                                         360        270,212.16          1
                                       7.250          1,884.59         95
                                       7.000          1,884.59
    AVON             OH   44011          1            09/24/99         04
    117517121                            05           11/01/99         30
    117517121                            O            10/01/29
    0


    5662226          X32/X32             F          279,000.00         ZZ
                                         360        270,889.48          1
                                       6.750          1,809.59         88
                                       6.500          1,809.59
    AVON LAKE        OH   44012          1            04/15/99         10
    117525223                            05           06/01/99         25
    117525223                            O            05/01/29
    0


    5662227          X32/X32             F          499,560.00         ZZ
                                         352        488,964.52          1
                                       7.250          3,429.75         80
                                       7.000          3,429.75
    AURORA           OH   44202          1            03/25/99         00
    117550270                            05           01/01/00          0
    117550270                            O            04/01/29
    0


    5662228          X32/X32             F          279,200.00         ZZ
                                         360        272,981.11          1
                                       7.375          1,928.37         80
                                       7.125          1,928.37
1


    SHAKER HTS       OH   44122          1            07/08/99         00
    117559867                            05           10/01/99          0
    117559867                            O            09/01/29
    0


    5662229          X32/X32             F          333,000.00         ZZ
                                         360        325,283.45          1
                                       7.375          2,299.95         74
                                       7.125          2,299.95
    JACKSON TOWNSHI  OH   44646          2            07/30/99         00
    117562168                            05           09/01/99          0
    117562168                            O            08/01/29
    0


    5662231          X32/X32             F          375,500.00         ZZ
                                         288        363,838.01          1
                                       7.750          2,875.42         84
                                       7.500          2,875.42
    AURORA           OH   44202          4            08/09/99         23
    117581887                            03           09/01/00          0
    117581887                            O            08/01/24
    0


    5662233          X32/X32             F          308,840.00         ZZ
                                          84        304,840.37          1
                                       7.625          2,185.96         80
                                       7.375          2,185.96
    WESTLAKE         OH   44145          1            06/05/00         00
    117782600                            01           08/01/00          0
    117782600                            O            07/01/07
    0


    5662234          X32/X32             F          500,000.00         ZZ
                                          72        494,868.13          1
                                       7.375          3,486.31         57
                                       7.125          3,486.31
    AURORA           OH   44202          4            11/29/99         00
    190014282                            03           01/01/01          0
    190014282                            O            12/01/06
    0


    5662237          X32/X32             F          305,000.00         ZZ
                                         228        299,628.59          1
                                       7.875          2,582.89         84
                                       7.625          2,582.89
    AURORA           OH   44202          4            02/16/00         23
    190030932                            05           04/01/01          0
    190030932                            O            03/01/20
    0
1




    5662238          X32/X32             F          310,000.00         ZZ
                                         348        307,582.69          1
                                       7.250          2,135.41         65
                                       7.000          2,135.41
    DAYTON           OH   45406          4            03/21/01         00
    190032391                            05           04/01/01          0
    190032391                            O            03/01/30
    0


    5662239          X32/X32             F          453,600.00         ZZ
                                         348        450,140.57          1
                                       7.375          3,162.78         80
                                       7.125          3,162.78
    HUDSON           OH   44236          4            03/21/01         00
    190032409                            03           04/01/01          0
    190032409                            O            03/01/30
    0


    5662240          X32/X32             F          404,260.00         ZZ
                                         360        401,681.71          1
                                       7.250          2,757.77         80
                                       7.000          2,757.77
    AURORA           OH   44202          4            04/05/01         00
    190036939                            05           05/01/01          0
    190036939                            O            04/01/31
    0


    5662241          X32/X32             F          306,973.00         ZZ
                                         348        303,231.14          1
                                       7.250          2,114.56         88
                                       7.000          2,114.56
    AURORA           OH   44202          1            04/10/01         10
    190038380                            05           05/01/01         25
    190038380                            O            04/01/30
    0


    5662242          X32/X32             F          562,000.00         ZZ
                                         348        559,101.23          1
                                       7.250          3,871.30         79
                                       7.000          3,871.30
    BRECKSVILLE      OH   44141          4            06/14/01         00
    190058438                            05           07/01/01          0
    190058438                            O            06/01/30
    0


    5666334          Q72/W10             F           38,250.00         ZZ
                                         180         35,653.69          1
1


                                      12.350            467.71         75
                                      11.850            467.71
    TRIADELPHIA      WV   26059          5            10/26/99         00
    0000038939                           05           12/01/99          0
    0000038939                           O            11/01/14
    0


    5666341          Q72/W10             F           45,000.00         ZZ
                                         240         40,713.68          1
                                      11.950            493.92         29
                                      11.450            493.92
    EAST HADDAM      CT   06423          5            12/13/99         00
    0000039498                           05           01/17/00          0
    0000039498                           O            12/17/19
    0


    5666352          Q72/W10             F           54,000.00         ZZ
                                         360         53,526.04          1
                                      11.250            524.48         90
                                      10.750            524.48
    WILLSBORO        NY   12996          5            01/12/00         00
    0000039861                           05           02/18/00          0
    0000039861                           O            01/18/30
    0


    5666376          Q72/W10             F           32,000.00         ZZ
                                         120         28,805.47          1
                                      12.250            463.74         42
                                      11.750            463.74
    HELOTES          TX   78023          5            03/17/00         00
    0000040577                           05           04/17/00          0
    0000040577                           O            03/17/10
    0


    5666405          Q72/W10             F           15,000.00         ZZ
                                         360         14,726.88          1
                                      11.750            151.41         24
                                      11.250            151.41
    PLUM BRANCH      SC   29845          5            04/25/00         00
    0000041086                           05           06/01/00          0
    0000041086                           O            05/01/30
    0


    5666406          Q72/W10             F           35,000.00         ZZ
                                         360         34,753.64          1
                                      11.450            345.27         95
                                      10.950            345.27
    WICHITA          KS   67214          1            05/10/00         00
    0000041181                           05           06/10/00          0
1


    0000041181                           O            05/10/30
    0


    5666408          Q72/W10             F           55,000.00         ZZ
                                         360         54,586.31          1
                                      10.900            519.63         71
                                      10.400            519.63
    VIRGINIA BEACH   VA   23454          1            05/16/00         00
    0000041243                           05           06/16/00          0
    0000041243                           O            05/16/30
    0


    5666411          Q72/W10             F           66,500.00         ZZ
                                         360         66,073.18          1
                                      11.650            666.17         95
                                      11.150            666.17
    HOLLYWOOD        FL   33023          5            05/19/00         00
    0000041298                           05           06/19/00          0
    0000041298                           O            05/19/30
    0


    5666432          Q72/W10             F           63,000.00         ZZ
                                         360         62,605.73          1
                                      11.490            623.40         95
                                      10.990            623.40
    TAMPA            FL   33619          5            06/09/00         00
    0000041536                           05           07/14/00          0
    0000041536                           O            06/14/30
    0


    5666472          Q72/W10             F           61,800.00         ZZ
                                         360         60,448.95          1
                                      14.500            756.78         72
                                      14.000            756.78
    HOUSTON          TX   77083          1            07/13/00         00
    4401001404                           05           08/13/00          0
    4401001404                           O            07/13/30
    0


    5666483          Q72/W10             F           67,000.00         ZZ
                                         360         65,875.07          1
                                      10.375            606.62         90
                                       9.875            606.62
    CLOVIS           NM   88101          1            07/21/00         00
    4401001807                           05           08/20/00          0
    4401001807                           O            07/20/30
    0


1


    5666486          Q72/W10             F          104,940.00         ZZ
                                         360        104,339.92          4
                                      10.990            998.58         90
                                      10.490            998.58
    DERBY            CT   06418          1            09/15/00         00
    4401001894                           05           10/15/00          0
    4401001894                           N            09/15/30
    0


    5666495          Q72/W10             F           99,750.00         ZZ
                                         360         99,026.87          1
                                      10.500            912.45         89
                                      10.000            912.45
    LILBURN          GA   30047          1            07/26/00         00
    4401002363                           05           08/26/00          0
    4401002363                           N            07/26/30
    0


    5666501          Q72/W10             F           66,875.00         ZZ
                                         360         66,421.75          1
                                      10.750            624.27         91
                                      10.250            624.27
    HOUSTON          TX   77040          1            08/31/00         00
    4401002760                           05           10/01/00          0
    4401002760                           O            09/01/30
    0


    5666515          Q72/W10             F           86,925.00         ZZ
                                         360         86,373.84          1
                                      10.500            795.14         95
                                      10.000            795.14
    PHOENIX          AZ   85031          1            09/15/00         00
    4401004217                           05           10/15/00          0
    4401004217                           O            09/15/30
    0


    5666768          Q72/W60             F           83,500.00         ZZ
                                         360         83,275.70          1
                                      12.950            920.42         76
                                      12.450            920.42
    CHANDLER         AZ   85224          5            01/22/01         00
    7950009                              05           02/26/01          0
    800690635                            O            01/26/31
    0


    5698101          373/X38             F          189,082.68         ZZ
                                          61        138,240.94          1
                                       7.000          2,146.68         61
                                       6.750          2,146.68
1


    SOMERS POINT     NJ   08244          2            06/03/98         00
    0010380285                           01           06/16/98          0
    10738128                             O            06/16/03
    0


    5698106          373/X38             F           50,000.00         ZZ
                                         180         26,926.03          1
                                       7.125            452.92         26
                                       6.875            452.92
    VOORHEES         NJ   08043          1            01/25/93         00
    0010380384                           05           03/01/93          0
    10738847                             O            02/01/08
    0


    5698111          373/X38             F          155,000.00         ZZ
                                         180         87,554.53          1
                                       7.250          1,414.94         60
                                       7.000          1,414.94
    YARDLEY          PA   19067          1            05/03/93         00
    0010380491                           05           07/01/93          0
    10738938                             O            06/01/08
    0


    5698126          373/X38             F           80,000.00         ZZ
                                         360         70,765.36          1
                                       6.500            505.65         75
                                       6.250            505.65
    DEPTFORD         NJ   08096          1            10/28/93         00
    0010381044                           05           12/01/93          0
    10739217                             O            11/01/23
    0


    5698150          373/X38             F          188,000.00         ZZ
                                         120         26,577.59          1
                                       6.950          2,178.00         32
                                       6.700          2,178.00
    MOORESTOWN       NJ   08057          5            02/03/94         00
    0010381887                           05           04/01/94          0
    10739613                             O            03/01/04
    0


    5698154          373/X38             F           27,200.00         ZZ
                                         360          9,514.36          1
                                       7.250            185.78         70
                                       7.000            185.78
    TAHOE CITY       CA   95730          1            09/27/77         00
    0010382026                           01           12/01/77          0
    10741387                             N            11/01/07
    0
1




    5698172          373/X38             F          326,107.07         T
                                         300        312,641.62          1
                                       7.625          2,436.48         68
                                       7.375          2,436.48
    SCOTTSDALE       AZ   85377          2            01/29/99         23
    0010382562                           05           04/01/99          0
    10766194                             O            03/01/24
    0


    5698178          373/X38             F           72,000.00         T
                                         180         46,071.88          1
                                       7.500            667.45         90
                                       7.250            667.45
    CHINCOTEAGUE     VA   23336          1            09/23/94         10
    0010382745                           05           11/01/94         17
    10766574                             O            10/01/09
    0


    5698190          373/X38             F          510,000.00         ZZ
                                         180        186,955.79          1
                                       7.000          4,584.03         76
                                       6.750          4,584.03
    LEESBURG         VA   22075          2            03/14/96         00
    0010383081                           05           05/01/96          0
    10766863                             O            04/01/11
    0


    5698192          373/X38             F          430,000.00         T
                                         180        314,207.38          1
                                       6.875          3,834.98         66
                                       6.625          3,834.98
    CHESTER          MD   21619          2            02/26/96         00
    0010383149                           05           04/01/96          0
    10766913                             O            03/01/11
    0


    5698208          373/X38             F          148,200.00         ZZ
                                          84        136,374.13          1
                                       7.000            985.98         95
                                       6.750            985.98
    BURKE            VA   22015          1            05/24/96         23
    0010383628                           01           07/01/96          0
    10767218                             O            06/01/03
    0


    5698214          373/X38             F        2,183,000.00         ZZ
                                          84      1,852,682.53          1
1


                                       7.375         15,077.44         76
                                       7.125         15,077.44
    MCLEAN           VA   22101          5            08/07/96         00
    0010383800                           05           10/01/96          0
    10767390                             O            09/01/03
    0


    5698216          373/X38             F           93,600.00         ZZ
                                         360         87,690.86          1
                                       6.750            607.09         97
                                       6.500            607.09
    WENONAH          NJ   08090          1            11/15/96         23
    0010383867                           05           01/01/97          0
    10767432                             O            12/01/26
    0


    5698217          373/X38             F          103,500.00         ZZ
                                          84         97,848.97          1
                                       7.625            732.57         90
                                       7.375            732.57
    SUMMERVILLE      PA   15864          1            10/25/96         10
    0010383891                           05           12/01/96         25
    10767457                             O            11/01/03
    0


    5698222          373/X38             F          325,000.00         ZZ
                                         180        252,706.41          1
                                       7.250          2,966.81         50
                                       7.000          2,966.81
    DICKERSON        MD   20842          1            12/06/96         00
    0010384048                           05           01/01/97          0
    10769644                             O            12/01/11
    0


    5698225          373/X38             F          375,000.00         ZZ
                                         180        291,965.21          1
                                       7.000          3,370.61         49
                                       6.750          3,370.61
    TETON VILLAGE    WY   83026          2            12/31/96         00
    0010384105                           05           02/01/97          0
    10769727                             N            01/01/12
    0


    5698238          373/X38             F           57,400.00         ZZ
                                         360         52,496.96          1
                                       6.125            348.77         68
                                       5.875            348.77
    HARRISBURG       PA   17111          1            04/25/97         00
    0010384626                           05           06/01/97          0
1


    10770055                             O            05/01/27
    0


    5698240          373/X38             F          540,000.00         ZZ
                                         180        427,550.06          1
                                       7.000          4,853.68         75
                                       6.750          4,853.68
    PITTSBURGH       PA   15217          2            03/26/97         00
    0010384691                           05           05/01/97          0
    10770097                             O            04/01/12
    0


    5698243          373/X38             F          500,000.00         ZZ
                                         360        437,371.02          1
                                       7.625          3,538.97         79
                                       7.375          3,538.97
    PITTSBURGH       PA   15232          1            06/04/97         00
    0010384790                           05           08/01/97          0
    10770170                             O            07/01/27
    0


    5698245          373/X38             F          200,000.00         T
                                         180        157,806.62          1
                                       7.375          1,839.85         50
                                       7.125          1,839.85
    VERO BEACH       FL   32963          2            05/05/97         00
    0010384881                           01           06/01/97          0
    10770204                             O            05/01/12
    0


    5698246          373/X38             F           33,980.00         ZZ
                                         360         32,353.43          1
                                       7.000            226.07         51
                                       6.750            226.07
    ERIE             PA   16510          1            09/11/97         00
    0010384931                           05           11/01/97          0
    10770220                             O            10/01/27
    0


    5698261          373/X38             F          107,600.00         ZZ
                                          84         97,826.04          1
                                       7.250            734.03         79
                                       7.000            734.03
    MURRYSVILLE      PA   15668          1            08/12/97         00
    0010385631                           05           10/01/97          0
    10770816                             O            09/01/04
    0


1


    5698265          373/X38             F           42,250.00         ZZ
                                         360         39,309.77          1
                                       6.750            274.04         94
                                       6.500            274.04
    STEELTON         PA   17113          1            08/28/97         23
    0010385847                           05           10/01/97          0
    10770899                             O            09/01/27
    0


    5698272          373/X38             F          106,750.00         ZZ
                                         360        102,634.10          1
                                       7.625            755.58         94
                                       7.375            755.58
    EAGLE POINT      OR   97524          1            01/06/98         12
    0010391126                           05           03/01/98         30
    10771079                             O            02/01/28
    0


    5698273          373/X38             F           48,500.00         ZZ
                                         360         46,519.15          1
                                       6.875            318.62         89
                                       6.625            318.62
    PHILADELPHIA     PA   19139          1            04/01/98         10
    0010386233                           05           06/01/98         30
    10771129                             O            05/01/28
    0


    5698275          373/X38             F          101,850.00         ZZ
                                         360         96,953.61          1
                                       7.125            686.19         97
                                       6.875            686.19
    SILVER SPRING    MD   20903          1            11/25/97         12
    0010386308                           05           01/01/98         35
    10771178                             O            12/01/27
    0


    5698285          373/X38             F          329,600.00         T
                                         360        316,609.77          1
                                       7.500          2,304.62         80
                                       7.250          2,304.62
    REHOBOTH         DE   19971          1            01/28/98         00
    0010386894                           05           03/01/98          0
    10771418                             O            02/01/28
    0


    5698291          373/X38             F           78,050.00         ZZ
                                         360         74,054.62          1
                                       5.875            461.70         97
                                       5.625            461.70
1


    HERSHEY          PA   17033          1            02/27/98         01
    0010387280                           05           04/01/98         35
    10771624                             O            03/01/28
    0


    5698292          373/X38             F          321,275.00         ZZ
                                         360        307,699.55          1
                                       7.250          2,191.67         76
                                       7.000          2,191.67
    PITTSBURGH       PA   15238          1            01/09/98         00
    0010387322                           05           02/01/98          0
    10771657                             O            01/01/28
    0


    5698295          373/X38             F           28,100.00         ZZ
                                         360         26,546.08          1
                                       6.750            182.26         94
                                       6.500            182.26
    PHILADELPHIA     PA   19125          1            02/12/98         01
    0010387496                           05           04/01/98         30
    10771756                             O            03/01/28
    0


    5698300          373/X38             F          104,400.00         ZZ
                                         360         99,669.48          1
                                       6.625            668.49         94
                                       6.375            668.49
    RIVERDALE        MD   20737          1            02/25/98         12
    0010387744                           05           04/01/98         30
    10771905                             O            03/01/28
    0


    5698302          373/X38             F           42,550.00         ZZ
                                         360         40,692.10          1
                                       6.625            272.46         97
                                       6.375            272.46
    PHILADELPHIA     PA   19124          1            05/01/98         11
    0010387835                           07           06/01/98         35
    10772010                             O            05/01/28
    0


    5698303          373/X38             F           75,000.00         ZZ
                                         360         71,365.64          1
                                       5.875            443.66         70
                                       5.625            443.66
    HARRISBURG       PA   17112          1            05/21/98         00
    0010387868                           05           07/01/98          0
    10772028                             O            06/01/28
    0
1




    5698307          373/X38             F           48,200.00         ZZ
                                         360         45,882.64          1
                                       6.250            296.78         93
                                       6.000            296.78
    PHILADELPHIA     PA   19120          1            05/06/98         10
    0010388080                           05           07/01/98         30
    10772200                             O            06/01/28
    0


    5698309          373/X38             F          337,500.00         ZZ
                                         180        286,517.07          1
                                       7.250          3,080.92         75
                                       7.000          3,080.92
    GLEN ROCK        PA   17327          2            04/24/98         00
    0010388171                           05           06/01/98          0
    10772283                             O            05/01/13
    0


    5698312          373/X38             F           51,600.00         ZZ
                                         360         49,288.30          1
                                       6.500            326.15        100
                                       6.250            326.15
    PITTSBURGH       PA   15210          1            03/12/98         23
    0010380558                           05           05/01/98          0
    10772341                             O            04/01/28
    0


    5698314          373/X38             F           62,500.00         ZZ
                                         360         59,605.44          1
                                       6.250            384.83         89
                                       6.000            384.83
    YEADON           PA   19050          1            04/17/98         12
    0010380616                           05           06/01/98         25
    10772457                             O            05/01/28
    0


    5698325          373/X38             F          363,000.00         T
                                         180        293,786.48          1
                                       6.500          3,162.12         56
                                       6.250          3,162.12
    REHOBOTH         DE   19971          2            03/30/98         00
    0010381036                           05           05/01/98          0
    10772788                             O            04/01/13
    0


    5698327          373/X38             F          135,000.00         ZZ
                                         360        129,838.91          1
1


                                       7.375            932.42         32
                                       7.125            932.42
    POTOMAC          MD   20854          2            04/24/98         00
    0010381119                           05           06/01/98          0
    10772804                             O            05/01/28
    0


    5698333          373/X38             F           44,600.00         ZZ
                                         360         42,645.55          1
                                       6.500            281.91         97
                                       6.250            281.91
    PHILADELPHIA     PA   19120          1            05/15/98         11
    0010381341                           05           07/01/98         35
    10772903                             O            06/01/28
    0


    5698337          373/X38             F          121,100.00         ZZ
                                         360        115,433.07          1
                                       7.125            815.88         70
                                       6.875            815.88
    ELMWOOD PK       NJ   07407          5            04/21/98         00
    0010381481                           05           06/01/98          0
    10773018                             O            05/01/28
    0


    5698338          373/X38             F           57,200.00         ZZ
                                         360         54,461.49          1
                                       6.000            342.95         97
                                       5.750            342.95
    LINDENWOLD       NJ   08021          1            04/29/98         11
    0010381515                           05           06/01/98         35
    10773034                             O            05/01/28
    0


    5698347          373/X38             F          116,000.00         ZZ
                                         360        109,587.67          1
                                       6.625            742.77         85
                                       6.375            742.77
    SILVER SPRING    MD   20901          1            03/27/98         23
    0010381788                           05           05/01/98          0
    10773299                             O            04/01/28
    0


    5698349          373/X38             F          100,000.00         ZZ
                                         180         83,578.99          1
                                       6.500            871.11         46
                                       6.250            871.11
    BENSALEM         PA   19020          1            03/10/98         00
    0010381846                           05           05/01/98          0
1


    10773315                             O            04/01/13
    0


    5698353          373/X38             F           34,900.00         ZZ
                                         360         33,170.73          1
                                       6.500            220.60         97
                                       6.250            220.60
    PHILADELPHIA     PA   19124          1            03/27/98         10
    0010381952                           05           05/01/98         35
    10773406                             O            04/01/28
    0


    5698356          373/X38             F          315,000.00         ZZ
                                         180        264,904.34          1
                                       6.500          2,743.99         54
                                       6.250          2,743.99
    GLADWYNE         PA   19035          2            03/31/98         00
    0010382034                           05           06/01/98          0
    10773463                             O            05/01/13
    0


    5698358          373/X38             F          417,000.00         ZZ
                                         360        400,659.83          1
                                       7.250          2,844.68         80
                                       7.000          2,844.68
    W CHESTER        PA   19382          1            03/05/98         00
    0010382091                           05           05/01/98          0
    10773497                             O            04/01/28
    0


    5698361          373/X38             F           21,600.00         ZZ
                                         360         20,412.35          1
                                       5.750            126.06         84
                                       5.500            126.06
    PHILADELPHIA     PA   19121          1            03/25/98         04
    0010382208                           05           05/01/98         25
    10773554                             O            04/01/28
    0


    5698363          373/X38             F           71,250.00         ZZ
                                         360         67,566.35          1
                                       6.125            432.93         95
                                       5.875            432.93
    CLARKS SUMMIT    PA   18411          1            02/27/98         14
    0010382240                           05           04/01/98         30
    10773612                             O            03/01/28
    0


1


    5698364          373/X38             F           31,000.00         ZZ
                                         360         29,446.50          1
                                       6.000            185.87         97
                                       5.750            185.87
    HARRISBURG       PA   17110          1            02/23/98         12
    0010382273                           05           04/01/98         35
    10773620                             O            03/01/28
    0


    5698365          373/X38             F          291,750.00         ZZ
                                         180        140,485.48          1
                                       7.500          2,704.56         75
                                       7.250          2,704.56
    EVANS CITY       PA   16033          1            02/14/92         00
    0010382307                           05           04/01/92          0
    10773935                             O            03/01/07
    0


    5698366          373/X38             F          388,000.00         ZZ
                                         180         16,576.67          1
                                       7.625          3,624.42         46
                                       7.375          3,624.42
    PITTSBURGH       PA   15216          1            02/15/92         00
    0010382331                           05           04/01/92          0
    10773943                             O            03/01/07
    0


    5698367          373/X38             F           33,500.00         ZZ
                                         360         31,999.45          1
                                       6.250            206.27         63
                                       6.000            206.27
    PHILADELPHIA     PA   19124          1            05/20/98         00
    0010382364                           05           07/01/98          0
    10774040                             O            06/01/28
    0


    5698374          373/X38             F          450,000.00         T
                                         180        260,481.90          1
                                       6.375          3,889.13         79
                                       6.125          3,889.13
    DEER PARK        MD   21550          5            10/22/93         00
    0010382570                           05           12/01/93          0
    10774446                             O            11/01/08
    0


    5698377          373/X38             F          130,846.16         ZZ
                                         300        124,706.08          1
                                       7.125            935.25         68
                                       6.875            935.25
1


    HOLLYWOOD        FL   33019          2            12/04/98         00
    0010382679                           01           02/01/99          0
    10774503                             O            01/01/24
    0


    5698383          373/X38             F           56,600.00         ZZ
                                         360         51,813.73          1
                                       7.500            395.76         96
                                       7.250            395.76
    BUTLER           PA   16001          1            09/30/94         23
    0010382869                           05           11/01/94          0
    10774800                             O            10/01/24
    0


    5698384          373/X38             F           37,050.00         ZZ
                                         360         33,885.81          1
                                       6.750            240.31         95
                                       6.500            240.31
    HOMESTEAD        PA   15120          1            07/24/95         23
    0010382885                           05           09/01/95          0
    10775047                             O            08/01/25
    0


    5698385          373/X38             F           34,200.00         ZZ
                                         360         30,956.84          1
                                       6.125            207.81         95
                                       5.875            207.81
    MUNHALL          PA   15120          1            08/07/95         23
    0010382919                           05           10/01/95          0
    10775054                             O            09/01/25
    0


    5698389          373/X38             F          992,051.88         ZZ
                                         348        853,677.62          1
                                       6.750          6,503.75         67
                                       6.500          6,503.75
    LONGPORT         NJ   08403          2            09/16/93         00
    0010383040                           05           10/01/93          0
    10775559                             O            09/01/22
    0


    5698391          373/X38             F          348,000.00         ZZ
                                         180        183,221.89          1
                                       7.625          3,250.78         80
                                       7.375          3,250.78
    PITTSBURGH       PA   15243          2            09/29/92         00
    0010383107                           05           11/01/92          0
    10775583                             O            10/01/07
    0
1




    5698393          373/X38             F          375,534.68         T
                                         174        208,332.74          1
                                       6.625          3,363.87         89
                                       6.375          3,363.87
    PITTSBURGH       PA   15211          1            09/20/93         00
    0010383164                           01           11/01/93          0
    10775690                             O            04/01/08
    0


    5698399          373/X38             F           49,262.20         ZZ
                                         348         37,285.52          1
                                       7.375            343.49         40
                                       7.125            343.49
    PITTSBURGH       PA   15237          2            09/24/93         00
    0010383362                           05           12/01/93          0
    10776094                             O            11/01/22
    0


    5698406          373/X38             F           31,000.00         ZZ
                                         360         27,238.49          1
                                       7.000            206.25         94
                                       6.750            206.25
    APOLLO           PA   15613          1            12/14/92         23
    0010383578                           05           02/01/93          0
    10776268                             O            01/01/23
    0


    5698417          373/X38             F          183,000.00         ZZ
                                         180        106,146.33          2
                                       7.375          1,683.46         77
                                       7.125          1,683.46
    PITTSBURGH       PA   15203          2            08/26/93         00
    0010383917                           05           10/01/93          0
    10776607                             O            09/01/08
    0


    5698421          373/X38             F          400,000.00         ZZ
                                         180        229,770.07          1
                                       6.750          3,539.64         62
                                       6.500          3,539.64
    TUCSON           AZ   85715          2            08/04/93         00
    0010384030                           05           10/01/93          0
    10776706                             O            09/01/08
    0


    5698427          373/X38             F           35,000.00         ZZ
                                         300         21,740.99          1
1


                                       7.625            261.50         69
                                       7.375            261.50
    HARWICK          PA   15049          1            04/09/87         00
    0010384212                           05           06/01/87          0
    10779874                             O            05/01/12
    0


    5698429          373/X38             F           79,400.00         ZZ
                                         360         69,637.51          1
                                       7.250            541.65        100
                                       7.000            541.65
    WILLIAMSTOWN     NJ   08094          2            03/03/93         00
    0010384329                           05           05/01/93          0
    10780302                             O            04/01/23
    0


    5698434          373/X38             F           30,400.00         ZZ
                                         180         14,644.72          1
                                       7.375            279.66         93
                                       7.125            279.66
    PHILADELPHIA     PA   19145          1            04/30/92         00
    0010384527                           05           06/01/92          0
    10782217                             O            05/01/07
    0


    5698441          373/X38             F          593,000.00         ZZ
                                         180        323,567.61          1
                                       7.375          5,455.15         71
                                       7.125          5,455.15
    BRYN MAWR        PA   19010          2            12/28/92         00
    0010384766                           05           03/01/93          0
    10782522                             O            02/01/08
    0


    5698444          373/X38             F          360,000.00         ZZ
                                         360        321,072.71          1
                                       7.250          2,455.84         60
                                       7.000          2,455.84
    WILLISTOWN       PA   19073          2            06/16/93         00
    0010384899                           05           08/01/93          0
    10782639                             O            07/01/23
    0


    5698445          373/X38             F          360,150.00         ZZ
                                         180         44,202.81          1
                                       7.250          3,287.68         75
                                       7.000          3,287.68
    WEST CHESTER     PA   19380          2            08/06/93         00
    0010384949                           05           10/01/93          0
1


    10782647                             O            09/01/08
    0


    5698454          373/X38             F          290,000.00         ZZ
                                         360        244,887.91          1
                                       7.250          1,978.32         83
                                       7.000          1,978.32
    HAVERFORD        PA   19041          1            10/01/93         00
    0010385367                           05           12/01/93          0
    10782944                             O            11/01/23
    0


    5698455          373/X38             F          380,000.00         ZZ
                                         180        169,685.79          1
                                       7.000          3,415.55         80
                                       6.750          3,415.55
    BLUE BELL        PA   19422          2            03/22/94         00
    0010385417                           05           05/01/94          0
    10782951                             O            04/01/09
    0


    5698458          373/X38             F           37,800.00         ZZ
                                         360         32,558.09          1
                                       5.375            211.67        100
                                       5.125            211.67
    PHILADELPHIA     PA   19124          1            10/22/93         11
    0010385557                           05           12/01/93         25
    10783033                             O            11/01/23
    0


    5698460          373/X38             F          800,000.00         ZZ
                                         360        724,241.54          1
                                       7.500          5,593.72         70
                                       7.250          5,593.72
    FT WASHINGTON    PA   19034          2            01/17/94         00
    0010385656                           05           03/01/94          0
    10783090                             O            02/01/24
    0


    5698463          373/X38             F           22,300.00         ZZ
                                         360         18,570.27          1
                                       5.000            119.72         95
                                       4.750            119.72
    PHILADELPHIA     PA   19139          1            02/09/94         11
    0010385805                           05           04/01/94         25
    10783140                             O            03/01/24
    0


1


    5698464          373/X38             F           13,500.00         ZZ
                                         360         11,439.15          1
                                       5.000             72.47         90
                                       4.750             72.47
    PHILADELPHIA     PA   19146          1            06/01/94         11
    0010385862                           05           07/01/94         17
    10783157                             O            06/01/24
    0


    5698466          373/X38             F           28,800.00         ZZ
                                         360         24,879.01          1
                                       5.375            161.28        100
                                       5.125            161.28
    PHILADELPHIA     PA   19142          1            02/18/94         00
    0010385979                           05           04/01/94          0
    10783223                             O            03/01/24
    0


    5698467          373/X38             F           28,000.00         ZZ
                                         360         23,949.25          1
                                       5.625            161.19         89
                                       5.375            161.19
    PHILADELPHIA     PA   19120          1            02/14/94         04
    0010386027                           05           04/01/94         22
    10783256                             O            03/01/24
    0


    5698474          373/X38             F          292,652.46         ZZ
                                         276        290,703.03          1
                                       7.750          2,274.93         73
                                       7.500          2,274.93
    GWYNEDD VALLEY   PA   19437          5            05/30/01         00
    0010386365                           05           08/01/01          0
    10783512                             O            07/01/24
    0


    5698475          373/X38             F           23,650.00         ZZ
                                         360         20,622.95          1
                                       6.625            151.44        100
                                       6.375            151.44
    PHILADELPHIA     PA   19142          1            06/16/94         11
    0010386415                           05           08/01/94         22
    10783637                             O            07/01/24
    0


    5698476          373/X38             F           47,500.00         ZZ
                                         360         42,801.75          1
                                       6.750            308.09         95
                                       6.500            308.09
1


    PHILADELPHIA     PA   19120          1            07/25/94         23
    0010386472                           05           09/01/94          0
    10783645                             O            08/01/24
    0


    5698479          373/X38             F           17,100.00         ZZ
                                         360         15,238.80          1
                                       7.000            113.77         95
                                       6.750            113.77
    PHILADELPHIA     PA   19134          1            09/29/94         11
    0010386670                           05           11/01/94         25
    10783868                             O            10/01/24
    0


    5698480          373/X38             F           11,700.00         ZZ
                                         180          7,478.50          1
                                       7.000            105.17         90
                                       6.750            105.17
    PHILADELPHIA     PA   19147          1            12/20/94         01
    0010386753                           05           02/01/95         20
    10783892                             O            01/01/10
    0


    5698482          373/X38             F           47,400.00         ZZ
                                         360         43,517.59          1
                                       7.500            331.43        100
                                       7.250            331.43
    PHILADELPHIA     PA   19124          1            11/30/94         10
    0010386878                           05           01/01/95         25
    10783942                             O            12/01/24
    0


    5698485          373/X38             F           25,550.00         ZZ
                                         360         23,291.69          1
                                       7.000            169.99        100
                                       6.750            169.99
    PHILADELPHIA     PA   19124          1            12/15/94         01
    0010387041                           05           02/01/95         30
    10784007                             O            01/01/25
    0


    5698491          373/X38             F           42,700.00         ZZ
                                         360         38,588.29          1
                                       6.625            273.42         78
                                       6.375            273.42
    PHILADELPHIA     PA   19150          2            07/10/95         00
    0010387405                           09           09/01/95          0
    10784288                             O            08/01/25
    0
1




    5698492          373/X38             F           39,400.00         ZZ
                                         360         35,684.00          1
                                       6.000            236.23        100
                                       5.750            236.23
    PHILADELPHIA     PA   19140          1            08/15/95         01
    0010387504                           05           10/01/95         30
    10784320                             O            09/01/25
    0


    5698493          373/X38             F           50,800.00         ZZ
                                         360         46,212.50          1
                                       6.125            308.67        100
                                       5.875            308.67
    PHILADELPHIA     PA   19128          1            07/28/95         11
    0010387553                           05           09/01/95         30
    10784338                             O            08/01/25
    0


    5698495          373/X38             F           21,350.00         ZZ
                                         360         19,397.74          1
                                       5.750            124.60        100
                                       5.500            124.60
    PHILADELPHIA     PA   19134          1            10/20/95         04
    0010387660                           05           12/01/95         30
    10784437                             O            11/01/25
    0


    5698499          373/X38             F           15,000.00         ZZ
                                         180         10,359.66          1
                                       6.875            133.78         91
                                       6.625            133.78
    PHILADELPHIA     PA   19134          1            12/08/95         23
    0010387843                           07           02/01/96          0
    10784536                             O            01/01/11
    0


    5698500          373/X38             F           32,300.00         ZZ
                                         360         29,720.63          1
                                       6.500            204.15         95
                                       6.250            204.15
    PHILADELPHIA     PA   19119          1            01/26/96         00
    0010387892                           09           03/01/96          0
    10784569                             O            02/01/26
    0


    5698501          373/X38             F           51,500.00         ZZ
                                         360         44,951.93          1
1


                                       6.500            325.52         83
                                       6.250            325.52
    PHILADELPHIA     PA   19149          2            02/05/96         00
    0010387959                           05           04/01/96          0
    10784619                             O            03/01/26
    0


    5698503          373/X38             F          137,650.00         ZZ
                                         120        127,057.64          1
                                       6.375            858.76         95
                                       6.125            858.76
    HOLLAND          PA   18966          1            02/15/96         23
    0010388064                           05           04/01/96          0
    10784684                             O            03/01/06
    0


    5698504          373/X38             F           31,350.00         ZZ
                                         360         29,114.43          1
                                       6.750            203.34         95
                                       6.500            203.34
    PHILADELPHIA     PA   19125          1            04/26/96         23
    0010388114                           05           06/01/96          0
    10784791                             O            05/01/26
    0


    5698507          373/X38             F           56,000.00         ZZ
                                         180         41,998.19          1
                                       7.250            511.21         51
                                       7.000            511.21
    FEASTERVILLE     PA   19053          1            05/30/96         00
    0010388221                           05           07/01/96          0
    10785004                             O            06/01/11
    0


    5698511          373/X38             F          267,990.75         ZZ
                                         169        149,211.93          1
                                       6.875          2,479.62         53
                                       6.625          2,479.62
    GREENVILLE       DE   19807          2            01/12/94         00
    0010388379                           05           02/01/94          0
    10786150                             O            02/01/08
    0


    5698514          373/X38             F          350,000.00         ZZ
                                         180        188,291.43          1
                                       7.500          3,244.55         64
                                       7.250          3,244.55
    WYOMING          DE   19934          2            12/24/92         00
    0010388510                           05           02/01/93          0
1


    10786200                             O            01/01/08
    0


    5698515          373/X38             F          119,539.84         ZZ
                                         348         94,421.26          1
                                       7.500            843.62         99
                                       7.250            843.62
    ELKTON           MD   21921          1            03/04/94         00
    0010388551                           05           05/01/94          0
    10786234                             O            04/01/23
    0


    5698520          373/X38             F          330,000.00         ZZ
                                         180        179,123.47          1
                                       6.625          2,897.38         85
                                       6.375          2,897.38
    DOVER            DE   19901          2            07/28/93         00
    0010388759                           05           10/01/93          0
    10786374                             O            09/01/08
    0


    5698523          373/X38             F          355,300.00         ZZ
                                         360        291,135.71          1
                                       6.250          2,187.65         44
                                       6.000          2,187.65
    GREENVILLE       DE   19807          4            04/29/94         00
    0010380699                           05           06/01/94          0
    10786416                             O            05/01/24
    0


    5698526          373/X38             F          200,000.00         ZZ
                                         180        118,870.75          1
                                       6.625          1,755.99         80
                                       6.375          1,755.99
    WILMINGTON       DE   19806          2            12/06/93         00
    0010380814                           05           02/01/94          0
    10786473                             O            01/01/09
    0


    5698532          373/X38             F          295,000.00         ZZ
                                         180        170,866.20          1
                                       6.750          2,610.49         40
                                       6.500          2,610.49
    YORKLYN          DE   19736          2            01/14/94         00
    0010381069                           05           03/01/94          0
    10786614                             O            02/01/09
    0


1


    5698541          373/X38             F           72,000.00         ZZ
                                         360         66,212.57          1
                                       6.625            461.03         80
                                       6.375            461.03
    BEAR             DE   19701          1            09/07/95         00
    0010381432                           05           11/01/95          0
    10786853                             O            10/01/25
    0


    5698542          373/X38             F          103,500.00         ZZ
                                          84         96,248.89          1
                                       7.500            723.69         90
                                       7.250            723.69
    NEW CASTLE       DE   19720          2            09/13/95         23
    0010381473                           05           11/01/95          0
    10786861                             O            10/01/02
    0


    5698551          373/X38             F          100,618.27         ZZ
                                         348         83,006.38          1
                                       7.625            718.64         94
                                       7.375            718.64
    LANDISVILLE      PA   17538          1            07/28/93         00
    0010381747                           05           10/01/93          0
    10788032                             O            09/01/22
    0


    5698567          373/X38             F           35,850.00         ZZ
                                         360         32,691.47          1
                                       6.500            226.60         95
                                       6.250            226.60
    MT HOLLY SPRING  PA   17065          1            08/31/95         23
    0010382224                           05           10/01/95          0
    10788925                             O            09/01/25
    0


    5698568          373/X38             F           46,450.00         ZZ
                                         360         43,472.22          1
                                       6.875            305.15         97
                                       6.625            305.15
    HARRISBURG       PA   17103          1            08/22/96         23
    0010382265                           09           10/01/96          0
    10789022                             O            09/01/26
    0


    5698570          373/X38             F           49,300.00         ZZ
                                         360         46,539.56          1
                                       7.375            340.51         95
                                       7.125            340.51
1


    STEELTON         PA   17113          1            12/02/96         04
    0010382315                           05           01/01/97         30
    10789071                             O            12/01/26
    0


    5698577          373/X38             F           60,000.00         ZZ
                                         180         41,603.70          1
                                       6.375            518.56         80
                                       6.125            518.56
    CONNEAUT LAKE    PA   16316          1            10/10/95         00
    0010382521                           05           12/01/95          0
    10789766                             O            11/01/10
    0


    5698596          373/X38             F           52,500.00         ZZ
                                         180         32,226.15          1
                                       6.500            457.34         56
                                       6.250            457.34
    SILVER SPRING    MD   20904          2            04/20/94         00
    0010383099                           01           06/01/94          0
    10793024                             N            05/01/09
    0


    5698598          373/X38             F          123,000.00         ZZ
                                         360        110,047.21          1
                                       6.625            787.59         97
                                       6.375            787.59
    FORT WASHINGTON  MD   20744          1            06/24/94         23
    0010383156                           01           08/01/94          0
    10793073                             O            07/01/24
    0


    5698602          373/X38             F          129,450.00         ZZ
                                         360        117,479.42          1
                                       7.125            872.13         99
                                       6.875            872.13
    SEABROOK         MD   20706          1            07/18/94         00
    0010383255                           05           09/01/94          0
    10793131                             O            08/01/24
    0


    5698603          373/X38             F          149,000.00         ZZ
                                         360        135,079.17          1
                                       7.125          1,003.85        102
                                       6.875          1,003.85
    SILVER SPRING    MD   20902          1            06/30/94         23
    0010383289                           05           08/01/94          0
    10793149                             O            07/01/24
    0
1




    5698604          373/X38             F          146,200.00         ZZ
                                         360        133,666.23          1
                                       7.500          1,022.26        101
                                       7.250          1,022.26
    WHEATON          MD   20902          1            08/22/94         23
    0010383313                           05           10/01/94          0
    10793156                             O            09/01/24
    0


    5698605          373/X38             F          122,400.00         ZZ
                                         360        110,776.56          1
                                       7.375            845.39        101
                                       7.125            845.39
    UPPER MARLBORO   MD   20722          1            09/30/94         23
    0010383347                           09           11/01/94          0
    10793164                             O            10/01/24
    0


    5698607          373/X38             F          121,900.00         ZZ
                                         360        111,328.35          1
                                       7.500            852.35        100
                                       7.250            852.35
    LANHAM           MD   20706          1            07/29/94         23
    0010383404                           05           09/01/94          0
    10793198                             O            08/01/24
    0


    5698608          373/X38             F          139,000.00         ZZ
                                         360        127,004.63          1
                                       7.500            971.91        103
                                       7.250            971.91
    TAKOMA PARK      MD   20912          1            08/18/94         23
    0010383438                           05           10/01/94          0
    10793230                             O            09/01/24
    0


    5698609          373/X38             F          101,850.00         ZZ
                                         360         92,452.87          1
                                       7.500            712.15         97
                                       7.250            712.15
    LAUREL           MD   20707          1            08/15/94         23
    0010383461                           03           10/01/94          0
    10793248                             O            09/01/24
    0


    5698610          373/X38             F          108,200.00         ZZ
                                         360         98,912.20          1
1


                                       7.500            756.56        100
                                       7.250            756.56
    HYATTSVILLE      MD   20782          1            08/18/94         23
    0010383495                           05           10/01/94          0
    10793255                             O            09/01/24
    0


    5698615          373/X38             F          104,600.00         ZZ
                                         360         95,202.65          1
                                       7.500            731.38         75
                                       7.250            731.38
    LANHAM           MD   20706          1            09/08/94         00
    0010383644                           05           11/01/94          0
    10793321                             O            10/01/24
    0


    5698616          373/X38             F          127,000.00         ZZ
                                         360        116,281.65          1
                                       7.500            888.01        100
                                       7.250            888.01
    BURTONSVILLE     MD   20866          1            09/26/94         00
    0010383677                           03           11/01/94          0
    10793339                             O            10/01/24
    0


    5698617          373/X38             F          139,400.00         ZZ
                                         360        124,650.98          1
                                       7.500            974.71        100
                                       7.250            974.71
    LAUREL           MD   20707          1            08/31/94         23
    0010383701                           03           10/01/94          0
    10793347                             O            09/01/24
    0


    5698618          373/X38             F          140,500.00         ZZ
                                         360        127,910.16          1
                                       7.500            982.40         99
                                       7.250            982.40
    SILVER SPRING    MD   20902          1            09/19/94         23
    0010383735                           05           11/01/94          0
    10793354                             O            10/01/24
    0


    5698619          373/X38             F          126,200.00         ZZ
                                         360        115,570.16          1
                                       7.500            882.41         98
                                       7.250            882.41
    HYATTSVILLE      MD   20784          1            09/28/94         23
    0010383750                           05           11/01/94          0
1


    10793362                             O            10/01/24
    0


    5698622          373/X38             F          114,350.00         ZZ
                                         360        104,868.05          1
                                       7.500            799.56        100
                                       7.250            799.56
    BRENTWOOD        MD   20722          1            10/25/94         00
    0010383842                           05           12/01/94          0
    10793438                             O            11/01/24
    0


    5698625          373/X38             F          118,100.00         ZZ
                                         360        108,307.28          1
                                       7.500            825.78        101
                                       7.250            825.78
    ADELPHI          MD   20783          1            10/28/94         23
    0010383933                           05           12/01/94          0
    10793479                             O            11/01/24
    0


    5698626          373/X38             F          134,200.00         ZZ
                                         360        121,895.30          1
                                       7.500            938.35        102
                                       7.250            938.35
    NEW CARROLLTON   MD   20784          1            10/14/94         23
    0010383966                           05           12/01/94          0
    10793487                             O            11/01/24
    0


    5698627          373/X38             F          119,600.00         ZZ
                                         360        109,832.48          1
                                       7.500            836.27        100
                                       7.250            836.27
    BRENTWOOD        MD   20722          1            11/15/94         23
    0010383982                           05           01/01/95          0
    10793495                             O            12/01/24
    0


    5698628          373/X38             F          134,200.00         ZZ
                                         360        116,968.02          1
                                       7.500            938.35        101
                                       7.250            938.35
    ADELPHI          MD   20783          1            11/15/94         23
    0010384014                           05           01/01/95          0
    10793503                             O            12/01/24
    0


1


    5698629          373/X38             F          141,000.00         ZZ
                                         360         67,218.70          1
                                       7.500            985.90        102
                                       7.250            985.90
    LANHAM           MD   20706          1            11/23/94         00
    0010389591                           05           01/01/95          0
    10793511                             O            12/01/24
    0


    5698630          373/X38             F          108,650.00         ZZ
                                         360         97,937.62          1
                                       7.500            759.70        100
                                       7.250            759.70
    SILVER SPRING    MD   20905          1            10/31/94         23
    0010386464                           03           12/01/94          0
    10793529                             O            11/01/24
    0


    5698631          373/X38             F          144,800.00         ZZ
                                         360        132,965.79          1
                                       7.500          1,012.47        100
                                       7.250          1,012.47
    TAKOMA PARK      MD   20912          1            11/30/94         23
    0010386506                           05           01/01/95          0
    10793537                             O            12/01/24
    0


    5698632          373/X38             F          133,300.00         ZZ
                                         360        119,122.97          1
                                       7.500            932.06        103
                                       7.250            932.06
    BELTSVILLE       MD   20705          1            11/30/94         23
    0010386555                           07           01/01/95          0
    10793552                             O            12/01/24
    0


    5698634          373/X38             F          144,800.00         ZZ
                                         360        132,724.46          1
                                       7.500          1,012.47        100
                                       7.250          1,012.47
    SEABROOK         MD   20706          1            11/25/94         23
    0010386621                           05           01/01/95          0
    10793578                             O            12/01/24
    0


    5698635          373/X38             F          113,150.00         ZZ
                                         360        104,044.36          1
                                       7.500            791.17        101
                                       7.250            791.17
1


    CHEVERLY         MD   20785          1            12/15/94         23
    0010386654                           05           02/01/95          0
    10793586                             O            01/01/25
    0


    5698637          373/X38             F          137,700.00         ZZ
                                         360        126,117.37          1
                                       7.500            962.82        102
                                       7.250            962.82
    NEW CARROLTON    MD   20784          1            12/05/94         23
    0010386712                           05           01/01/95          0
    10793602                             O            12/01/24
    0


    5698641          373/X38             F          110,200.00         ZZ
                                         360        100,900.00          1
                                       6.625            705.63         95
                                       6.375            705.63
    LAUREL           MD   20707          1            06/29/95         10
    0010386829                           05           08/01/95         30
    10793750                             O            07/01/25
    0


    5698651          373/X38             F          127,300.00         ZZ
                                         360        115,169.59          1
                                       6.500            804.63         95
                                       6.250            804.63
    ROCKVILLE        MD   20853          1            10/31/95         01
    0010387066                           05           12/01/95         30
    10793867                             O            11/01/25
    0


    5698671          373/X38             F           49,500.00         ZZ
                                         360         35,659.39          2
                                       7.000            329.33         90
                                       6.750            329.33
    SCRANTON         PA   18508          1            01/26/93         00
    0010390029                           05           03/01/93          0
    10797926                             O            02/01/23
    0


    5698674          373/X38             F          476,000.00         ZZ
                                         180        253,805.37          1
                                       6.750          4,212.17        102
                                       6.500          4,212.17
    STROUDSBURG      PA   18360          2            08/03/93         00
    0010390078                           05           10/01/93          0
    10797959                             O            09/01/08
    0
1




    5698675          373/X38             F           55,000.00         ZZ
                                         360         47,998.10          1
                                       6.250            338.65         94
                                       6.000            338.65
    SCRANTON         PA   18505          1            05/27/93         11
    0010391134                           05           07/01/93         22
    10797967                             O            06/01/23
    0


    5698678          373/X38             F           87,500.00         ZZ
                                         360         77,791.83          1
                                       7.375            604.35         90
                                       7.125            604.35
    SCRANTON         PA   18510          2            05/19/93         23
    0010390094                           05           07/01/93          0
    10797983                             O            06/01/23
    0


    5698679          373/X38             F          317,000.00         ZZ
                                         180        189,428.92          1
                                       6.500          2,761.42         65
                                       6.250          2,761.42
    KUNKLETOWN       PA   18058          2            01/11/94         00
    0010390110                           05           03/01/94          0
    10798049                             O            02/01/09
    0


    5698684          373/X38             F           54,150.00         ZZ
                                         360         48,062.21          1
                                       6.125            329.03         91
                                       5.875            329.03
    SCRANTON         PA   18508          1            04/05/94         10
    0010390201                           05           06/01/94         22
    10798205                             O            05/01/24
    0


    5698701          373/X38             F           35,200.00         ZZ
                                         360         32,207.67          3
                                       7.625            249.15         74
                                       7.375            249.15
    SCRANTON         PA   18510          1            07/12/94         00
    0010390441                           05           09/01/94          0
    10798403                             O            08/01/24
    0


    5698718          373/X38             F           85,500.00         ZZ
                                         360         81,289.39          1
1


                                       5.500            485.46         79
                                       5.250            485.46
    DOYLESTOWN       PA   18901          1            06/02/98         00
    0010390680                           01           08/01/98          0
    10798924                             O            07/01/28
    0


    5698719          373/X38             F           52,350.00         ZZ
                                         360         49,786.36          1
                                       5.875            309.68         96
                                       5.625            309.68
    PHILADELPHIA     PA   19151          1            06/24/98         11
    0010390698                           05           08/01/98         35
    10798932                             O            07/01/28
    0


    5698723          373/X38             F          108,000.00         ZZ
                                         360        102,086.61          1
                                       6.125            656.22         84
                                       5.875            656.22
    HAVERTOWN        PA   19083          1            05/29/98         23
    0010390748                           05           07/01/98          0
    10798999                             O            06/01/28
    0


    5698732          373/X38             F           85,800.00         ZZ
                                         360         81,904.78          1
                                       6.125            521.33         97
                                       5.875            521.33
    LANCASTER        PA   17603          1            05/29/98         10
    0010390888                           05           07/01/98         35
    10799203                             O            06/01/28
    0


    5698733          373/X38             F           90,300.00         ZZ
                                         360         85,729.66          1
                                       5.500            512.72         80
                                       5.250            512.72
    FRANKLINTOWN     PA   17323          1            05/29/98         00
    0010390896                           05           07/01/98          0
    10799252                             O            06/01/28
    0


    5698742          373/X38             F           24,700.00         ZZ
                                         360         23,467.54          1
                                       5.875            146.11         92
                                       5.625            146.11
    PHILADELPHIA     PA   19134          1            06/19/98         12
    0010391167                           05           08/01/98         30
1


    10799484                             O            07/01/28
    0


    5698746          373/X38             F          120,900.00         ZZ
                                         360        115,205.09          1
                                       5.875            715.17         88
                                       5.625            715.17
    DOYLESTOWN       PA   18901          1            07/30/98         12
    0010384832                           05           09/01/98         25
    10799534                             O            08/01/28
    0


    5698747          373/X38             F           38,700.00         ZZ
                                         360         36,942.32          1
                                       6.125            235.15         97
                                       5.875            235.15
    HARRISBURG       PA   17110          1            07/01/98         12
    0010384865                           05           08/01/98         35
    10799575                             O            07/01/28
    0


    5698751          373/X38             F           41,300.00         ZZ
                                         360         39,177.23          1
                                       5.250            228.07         90
                                       5.000            228.07
    CAMDEN           NJ   08105          1            06/03/98         12
    0010384964                           05           08/01/98         30
    10799625                             O            07/01/28
    0


    5698754          373/X38             F           64,000.00         ZZ
                                         360         61,232.18          1
                                       6.250            394.06         51
                                       6.000            394.06
    LAUREL           DE   19956          1            06/22/98         00
    0010389278                           05           08/01/98          0
    10799690                             O            07/01/28
    0


    5698758          373/X38             F           33,850.00         ZZ
                                         360         32,308.59          1
                                       6.000            202.95         97
                                       5.750            202.95
    STEELTON         PA   17113          1            06/19/98         11
    0010385110                           09           08/01/98         35
    10799740                             O            07/01/28
    0


1


    5698766          373/X38             F          143,450.00         ZZ
                                          60        138,517.13          1
                                       7.375            990.78         95
                                       7.125            990.78
    GREENSBURG       PA   15601          1            07/15/98         11
    0010385284                           05           09/01/98         30
    10800001                             O            08/01/03
    0


    5698773          373/X38             F           85,000.00         ZZ
                                         360         80,950.13          1
                                       5.500            482.63         71
                                       5.250            482.63
    NEWMARK          DE   19702          1            08/11/98         00
    0010389419                           05           10/01/98          0
    10800209                             O            09/01/28
    0


    5698777          373/X38             F          156,750.00         ZZ
                                          60        151,266.92          1
                                       7.125          1,056.06         95
                                       6.875          1,056.06
    GREENBURG        PA   15601          1            08/10/98         11
    0010385516                           05           10/01/98         30
    10800415                             O            09/01/03
    0


    5698778          373/X38             F          137,750.00         ZZ
                                          60        132,792.87          1
                                       7.125            928.05         95
                                       6.875            928.05
    GREENSBURG       PA   15601          1            07/23/98         11
    0010385540                           05           09/01/98         30
    10800423                             O            08/01/03
    0


    5698780          373/X38             F           51,750.00         ZZ
                                         360         49,587.42          1
                                       6.625            331.37         97
                                       6.375            331.37
    HARRISBURG       PA   17104          1            08/06/98         12
    0010385615                           05           10/01/98         35
    10800472                             O            09/01/28
    0


    5698781          373/X38             F           46,300.00         ZZ
                                         360         44,363.24          1
                                       6.125            281.33         95
                                       5.875            281.33
1


    PHILADELPHIA     PA   19130          1            08/31/98         12
    0010385649                           09           10/01/98         30
    10800480                             O            09/01/28
    0


    5698782          373/X38             F           38,300.00         ZZ
                                         360         36,571.52          1
                                       6.125            232.72        100
                                       5.875            232.72
    PHILADELPHIA     PA   19134          1            09/17/98         12
    0010385672                           05           11/01/98         35
    10800498                             O            10/01/28
    0


    5698786          373/X38             F           36,800.00         ZZ
                                         360         34,323.54          1
                                       5.625            211.85         80
                                       5.375            211.85
    PHILADELPHIA     PA   19121          1            02/18/99         00
    0010389492                           05           04/01/99          0
    10800563                             O            03/01/29
    0


    5698789          373/X38             F           63,500.00         ZZ
                                         360         60,695.41          1
                                       5.875            375.63         93
                                       5.625            375.63
    CLAIRTON         PA   15025          1            09/03/98         01
    0010385854                           05           11/01/98         12
    10800696                             O            10/01/28
    0


    5698790          373/X38             F           90,250.00         ZZ
                                         360         86,555.12          1
                                       6.125            548.37        100
                                       5.875            548.37
    ORELAND          PA   19075          1            11/20/98         23
    0010385870                           05           01/01/99          0
    10800704                             O            12/01/28
    0


    5698792          373/X38             F           27,150.00         ZZ
                                         360         25,937.19          1
                                       5.875            160.61         97
                                       5.625            160.61
    PHILADELPHIA     PA   19143          1            09/17/98         10
    0010385938                           05           11/01/98         35
    10800738                             O            10/01/28
    0
1




    5698793          373/X38             F           50,750.00         ZZ
                                         360         48,588.57          1
                                       6.375            316.62         97
                                       6.125            316.62
    HARRISBURG       PA   17103          1            12/30/98         12
    0010385961                           05           02/01/99         35
    10800753                             O            01/01/29
    0


    5698795          373/X38             F           38,950.00         ZZ
                                         360         37,780.89          1
                                       6.500            246.20         95
                                       6.250            246.20
    PHILADELPHIA     PA   19121          1            06/02/99         10
    0010386001                           09           07/01/99         30
    10800787                             O            06/01/29
    0


    5698796          373/X38             F           73,700.00         ZZ
                                         360         70,601.65          1
                                       6.375            459.80         97
                                       6.125            459.80
    YEADON           PA   19050          1            08/28/98         10
    0010386035                           05           10/01/98         35
    10800795                             O            09/01/28
    1678624920


    5698797          373/X38             F           28,400.00         ZZ
                                         360         27,269.98          1
                                       6.125            172.57         95
                                       5.875            172.57
    PHILADELPHIA     PA   19140          1            10/20/98         12
    0010386068                           05           12/01/98         30
    10800860                             O            11/01/28
    0


    5698802          373/X38             F           54,600.00         ZZ
                                         360         52,375.52          1
                                       6.000            327.36         95
                                       5.750            327.36
    MILLVILLE        NJ   08332          1            02/19/99         12
    0010386191                           05           04/01/99         30
    10801041                             O            03/01/29
    0


    5698805          373/X38             F           25,500.00         ZZ
                                         360         24,463.58          1
1


                                       6.125            154.95         95
                                       5.875            154.95
    PHILADELPHIA     PA   19124          1            10/28/98         12
    0010386241                           05           12/01/98         30
    10801371                             O            11/01/28
    0


    5698806          373/X38             F           84,350.00         ZZ
                                         360         80,165.47          1
                                       6.375            526.24         92
                                       6.125            526.24
    STRATFORD        NJ   08084          1            08/31/98         10
    0010386282                           05           10/01/98         35
    10801413                             O            09/01/28
    0


    5698809          373/X38             F           78,960.00         ZZ
                                         360         76,238.16          1
                                       6.850            517.40         94
                                       6.600            517.40
    PITTSBURGH       PA   15217          1            11/19/98         23
    0010386324                           05           01/01/99          0
    10801454                             O            12/01/28
    0


    5698811          373/X38             F           46,550.00         ZZ
                                         360         44,691.68          1
                                       6.125            282.85         94
                                       5.875            282.85
    PHILADELPHIA     PA   19134          1            10/12/98         12
    0010386381                           05           12/01/98         30
    10801587                             O            11/01/28
    0


    5698813          373/X38             F           45,550.00         ZZ
                                         360         43,919.04          1
                                       6.875            299.24         97
                                       6.625            299.24
    PHILADELPHIA     PA   19137          1            10/15/98         10
    0010386431                           05           12/01/98         35
    10801603                             O            11/01/28
    0


    5698818          373/X38             F          125,000.00         ZZ
                                         360        120,356.88          1
                                       6.125            759.52        100
                                       5.875            759.52
    COLLEGEVILLE     PA   19426          1            12/18/98         23
    0010386639                           05           02/01/99          0
1


    10801728                             O            01/01/29
    0


    5698824          373/X38             F           23,750.00         ZZ
                                         360         22,739.58          1
                                       6.250            146.24         95
                                       6.000            146.24
    PHILADELPHIA     PA   19134          1            09/01/98         12
    0010386795                           05           10/01/98         30
    10801876                             O            09/01/28
    0


    5698825          373/X38             F           76,500.00         ZZ
                                         360         72,719.51          1
                                       5.250            422.44         90
                                       5.000            422.44
    GLASSBORO        NJ   08028          1            03/25/99         23
    0010386845                           05           05/01/99          0
    10801892                             O            04/01/29
    0


    5698831          373/X38             F           28,130.00         ZZ
                                         360         26,917.73          1
                                       5.625            161.94        100
                                       5.375            161.94
    PHILADELPHIA     PA   19132          1            11/03/98         00
    0010389823                           05           12/01/98          0
    10801991                             O            11/01/28
    0


    5698833          373/X38             F           31,040.00         ZZ
                                         360         29,866.09          1
                                       5.875            183.62         97
                                       5.625            183.62
    PHILADELPHIA     PA   19134          1            01/07/99         11
    0010387082                           09           03/01/99         34
    10802031                             O            02/01/29
    0


    5698838          373/X38             F          110,110.00         ZZ
                                         360        105,828.01          1
                                       6.375            686.95        100
                                       6.125            686.95
    OLNEY            MD   20832          1            09/29/98         23
    0010387272                           05           11/01/98          0
    10802296                             O            10/01/28
    0


1


    5698840          373/X38             F          178,600.00         ZZ
                                          60        172,668.48          1
                                       7.250          1,218.37         95
                                       7.000          1,218.37
    HARRISON CITY    PA   15636          1            09/30/98         11
    0010387330                           05           11/01/98         30
    10802353                             O            10/01/03
    0


    5698841          373/X38             F           63,000.00         ZZ
                                         360         58,447.47          1
                                       6.000            377.72        100
                                       5.750            377.72
    HIGHSPIRE        PA   17034          1            09/30/98         00
    0010389948                           05           11/01/98          0
    10802361                             O            10/01/28
    0


    5698842          373/X38             F           28,400.00         ZZ
                                         360         27,256.14          1
                                       6.000            170.28         95
                                       5.750            170.28
    PHILADELPHIA     PA   19134          1            11/13/98         11
    0010387371                           09           01/01/99         30
    10802387                             O            12/01/28
    0


    5698845          373/X38             F           33,250.00         ZZ
                                         360         31,763.49          1
                                       6.000            199.36         95
                                       5.750            199.36
    HARRISBURG       PA   17112          1            09/30/98         12
    0010387470                           07           11/01/98         30
    10802486                             O            10/01/28
    0


    5698846          373/X38             F          100,000.00         ZZ
                                         360         95,875.34          1
                                       5.875            591.54         77
                                       5.625            591.54
    ENOLA            PA   17025          1            11/02/98         00
    0010389997                           05           12/01/98          0
    10802494                             O            11/01/28
    0


    5698848          373/X38             F           47,250.00         ZZ
                                         360         44,280.89          1
                                       7.250            322.33        105
                                       7.000            322.33
1


    PHILADELPHIA     PA   19143          1            10/16/98         23
    0010387561                           09           12/01/98          0
    10802528                             O            11/01/28
    0


    5698851          373/X38             F           57,850.00         ZZ
                                         360         55,054.12          1
                                       5.125            314.99         95
                                       4.875            314.99
    PHILADELPHIA     PA   19149          1            09/29/98         04
    0010387645                           05           11/01/98         30
    10802627                             O            10/01/28
    0


    5698852          373/X38             F           70,000.00         ZZ
                                         360         67,173.19          1
                                       5.875            414.08        100
                                       5.625            414.08
    HARRISBURG       PA   17110          1            11/02/98         23
    0010387678                           01           01/01/99          0
    10802650                             O            12/01/28
    0


    5698854          373/X38             F          106,700.00         ZZ
                                         360        100,834.77          1
                                       6.375            665.67        100
                                       6.125            665.67
    SILVER SPRING    MD   20902          1            10/07/98         12
    0010387728                           01           11/01/98         35
    10802718                             O            10/01/28
    0


    5698860          373/X38             F          144,850.00         ZZ
                                          60        139,962.21          1
                                       7.000            963.70         95
                                       6.750            963.70
    GREENSBURG       PA   15601          1            10/15/98         11
    0010387850                           05           12/01/98         30
    10802973                             O            11/01/03
    0


    5698862          373/X38             F           33,250.00         ZZ
                                         360         31,800.14          1
                                       5.750            194.04         95
                                       5.500            194.04
    PHILADELPHIA     PA   19134          1            11/13/98         12
    0010387918                           05           01/01/99         30
    10803062                             O            12/01/28
    0
1




    5698866          373/X38             F           24,800.00         ZZ
                                         360         23,669.70          1
                                       5.250            136.95         80
                                       5.000            136.95
    PHILADELPHIA     PA   19134          1            12/22/98         00
    0010390284                           05           02/01/99          0
    10803260                             O            01/01/29
    0


    5698868          373/X38             F          115,418.00         ZZ
                                         360        111,894.46          1
                                       6.500            729.53         97
                                       6.250            729.53
    DEPTFORD         NJ   08096          1            05/27/99         12
    0010388072                           05           07/01/99         35
    10803419                             O            06/01/29
    0


    5698871          373/X38             F           76,500.00         ZZ
                                         360         73,223.00          1
                                       5.625            440.38         95
                                       5.375            440.38
    PHILADELPHIA     PA   19152          1            11/30/98         12
    0010388163                           05           01/01/99         30
    10803484                             O            12/01/28
    0


    5698874          373/X38             F           41,400.00         ZZ
                                         360         39,629.03          1
                                       5.875            244.90         90
                                       5.625            244.90
    PHILADELPHIA     PA   19125          1            11/30/98         12
    0010388213                           05           01/01/99         25
    10803856                             O            12/01/28
    0


    5698875          373/X38             F           38,800.00         ZZ
                                         360         37,390.49          1
                                       6.250            238.90         97
                                       6.000            238.90
    CAMDEN           NJ   08104          1            12/17/98         12
    0010388239                           05           02/01/99         35
    10803898                             O            01/01/29
    0


    5698877          373/X38             F           39,900.00         ZZ
                                         360         38,414.22          1
1


                                       6.125            242.44         95
                                       5.875            242.44
    CAMDEN           NJ   08104          1            12/31/98         12
    0010388262                           05           02/01/99         30
    10803963                             O            01/01/29
    0


    5698881          373/X38             F           75,600.00         ZZ
                                         360         73,125.35          2
                                       7.000            502.97        105
                                       6.750            502.97
    PHILADELPHIA     PA   19104          1            12/02/98         23
    0010388353                           05           01/01/99          0
    10804060                             O            12/01/28
    0


    5698884          373/X38             F          125,875.00         ZZ
                                         360        121,094.82          1
                                       6.000            754.69         95
                                       5.750            754.69
    GAITHERSBURG     MD   20879          1            12/07/98         12
    0010388403                           09           02/01/99         30
    10804185                             O            01/01/29
    0


    5698885          373/X38             F           78,700.00         ZZ
                                         360         75,144.21          1
                                       5.000            422.48         95
                                       4.750            422.48
    DOWNINGTOWN      PA   19335          1            12/28/98         12
    0010388437                           09           02/01/99         30
    10804201                             N            01/01/29
    0


    5698888          373/X38             F          140,315.00         ZZ
                                         360        134,177.88          1
                                       6.375            875.39         95
                                       6.125            875.39
    WILLOWGROVE      PA   19090          1            12/11/98         23
    0010388502                           05           02/01/99          0
    10804433                             O            01/01/29
    0


    5698899          373/X38             F          116,850.00         ZZ
                                         360        112,092.27          1
                                       5.875            691.22        100
                                       5.625            691.22
    LEVITTOWN        PA   19054          1            12/15/98         12
    0010388742                           05           02/01/99         30
1


    10805067                             O            01/01/29
    0


    5698902          373/X38             F          144,400.00         ZZ
                                          60        139,605.40          1
                                       6.750            936.58         95
                                       6.500            936.58
    IRWIN            PA   15642          1            01/05/99         11
    0010388874                           05           02/01/99         30
    10805117                             O            01/01/04
    0


    5698903          373/X38             F           36,860.00         ZZ
                                         360         35,397.14          1
                                       5.750            215.11         97
                                       5.500            215.11
    PITTSBURGH       PA   15207          1            12/16/98         01
    0010388882                           05           02/01/99         18
    10805141                             O            01/01/29
    0


    5698908          373/X38             F           73,235.00         ZZ
                                         360         66,650.70          1
                                       6.125            444.99         98
                                       5.875            444.99
    UPPER DARBY      PA   19082          1            01/27/99         12
    0010388916                           05           03/01/99         35
    10805299                             O            02/01/29
    0


    5698909          373/X38             F           43,500.00         ZZ
                                         360         41,295.06          1
                                       5.875            257.32         95
                                       5.625            257.32
    CLEMENTON        NJ   08021          1            12/18/98         04
    0010388924                           01           02/01/99         30
    10805315                             O            01/01/29
    0


    5698911          373/X38             F           63,000.00         ZZ
                                         360         60,659.83          1
                                       6.125            382.80         79
                                       5.875            382.80
    CLEMENTON        NJ   08021          1            12/31/98         12
    0010388940                           05           02/01/99         35
    10805331                             O            01/01/29
    0


1


    5698915          373/X38             F           83,400.00         ZZ
                                         360         80,398.34          1
                                       6.125            506.75         99
                                       5.875            506.75
    WILMINGTON       DE   19801          1            01/08/99         11
    0010388981                           05           03/01/99         35
    10805570                             O            02/01/29
    0


    5698916          373/X38             F          115,600.00         ZZ
                                         360        111,306.20          1
                                       6.125            702.40        101
                                       5.875            702.40
    ROCKVILLE        MD   20852          1            12/30/98         23
    0010388999                           07           02/01/99          0
    10805612                             O            01/01/29
    0


    5698921          373/X38             F           54,000.00         ZZ
                                         360         51,963.68          1
                                       5.875            319.44         95
                                       5.625            319.44
    SCRANTON         PA   18508          1            02/12/99         23
    0010389047                           05           04/01/99          0
    10805935                             O            03/01/29
    0


    5698923          373/X38             F           72,741.00         ZZ
                                         360         69,943.18          1
                                       5.375            407.33         95
                                       5.125            407.33
    PHILADELPHIA     PA   19152          1            03/15/99         12
    0010389062                           09           05/01/99         30
    10805950                             O            04/01/29
    0


    5698928          373/X38             F          513,000.00         ZZ
                                         180        437,327.20          1
                                       6.875          4,575.22         95
                                       6.625          4,575.22
    WYOMING          DE   19934          2            01/25/99         23
    0010389104                           05           03/01/99          0
    10806073                             O            02/01/14
    0


    5698935          373/X38             F           69,450.00         ZZ
                                         360         67,003.25          1
                                       5.875            410.83         95
                                       5.625            410.83
1


    HARRISBURG       PA   17110          2            03/29/99         14
    0010389146                           01           05/01/99         30
    10806289                             O            04/01/29
    0


    5698936          373/X38             F           28,200.00         ZZ
                                         360         27,312.39          1
                                       6.375            175.94         94
                                       6.125            175.94
    PHILADELPHIA     PA   19124          1            04/30/99         10
    0010389153                           05           06/01/99         30
    10806321                             O            05/01/29
    0


    5698940          373/X38             F           44,000.00         ZZ
                                         360         42,567.56          1
                                       6.125            267.35         80
                                       5.875            267.35
    SCRANTON         PA   18510          2            04/16/99         00
    0010391035                           05           06/01/99          0
    10806412                             O            05/01/29
    0


    5698941          373/X38             F          361,000.00         ZZ
                                         180        316,545.67          1
                                       6.500          3,144.70         95
                                       6.250          3,144.70
    FELTON           DE   19943          5            01/25/99         23
    0010389187                           05           03/01/99          0
    10806420                             O            02/01/14
    0


    5698942          373/X38             F          293,000.00         ZZ
                                         360        278,890.63          1
                                       7.125          1,974.00         55
                                       6.875          1,974.00
    BETHESDA         MD   20817          2            02/01/99         00
    0010391068                           05           03/01/99          0
    10806438                             O            02/01/29
    0


    5698947          373/X38             F           90,000.00         ZZ
                                         180         78,499.19          1
                                       5.000            711.72        100
                                       4.750            711.72
    SILVER SPRING    MD   20902          1            03/24/99         23
    0010384154                           05           05/01/99          0
    10806693                             O            04/01/14
    0
1




    5698948          373/X38             F          159,100.00         ZZ
                                         360        154,578.23          1
                                       7.250          1,085.35         95
                                       7.000          1,085.35
    LIMERICK         PA   19468          1            02/19/99         23
    0010384170                           05           04/01/99          0
    10806735                             O            03/01/29
    0


    5698949          373/X38             F          150,000.00         ZZ
                                         180        131,589.17          1
                                       5.750          1,245.62        100
                                       5.500          1,245.62
    LANCASTER        PA   17601          1            03/31/99         23
    0010384196                           01           05/01/99          0
    10806743                             O            04/01/14
    0


    5698951          373/X38             F          130,000.00         ZZ
                                          84        125,838.66          1
                                       7.125            875.84         94
                                       6.875            875.84
    PHILADELPHIA     PA   19143          2            05/11/99         23
    0010384246                           05           07/01/99          0
    10806925                             O            06/01/06
    0


    5698952          373/X38             F          101,058.00         ZZ
                                         360         98,126.03          1
                                       6.500            638.76        100
                                       6.250            638.76
    ROCKVILLE        MD   20850          2            06/24/99         12
    0010384253                           05           08/01/99         30
    10806933                             O            07/01/29
    0


    5698954          373/X38             F           88,300.00         ZZ
                                         360         85,112.35          1
                                       5.625            508.31         95
                                       5.375            508.31
    CAMP HILL        PA   17011          1            05/05/99         12
    0010384311                           05           06/01/99         30
    10807014                             O            05/01/29
    0


    5698956          373/X38             F           82,690.00         ZZ
                                         360         79,615.68          1
1


                                       5.375            463.05        100
                                       5.125            463.05
    ROCKVILLE        MD   20850          2            04/30/99         23
    0010384378                           05           06/01/99          0
    10807030                             O            05/01/29
    0


    5698962          373/X38             F           56,600.00         ZZ
                                         360         54,349.67          1
                                       5.375            316.95        100
                                       5.125            316.95
    HARRISBURG       PA   17110          1            02/19/99         23
    0010384493                           01           04/01/99          0
    10807220                             O            03/01/29
    0


    5698966          373/X38             F          152,100.00         ZZ
                                         360        147,820.68          1
                                       7.000          1,011.93        100
                                       6.750          1,011.93
    GIBSONIA         PA   15044          2            04/19/99         23
    0010384576                           05           06/01/99          0
    10807394                             O            05/01/29
    0


    5698969          373/X38             F           56,600.00         ZZ
                                         360         54,846.97          1
                                       6.500            357.76         95
                                       6.250            357.76
    PHILADELPHIA     PA   19124          1            04/30/99         23
    0010384642                           05           06/01/99          0
    10807451                             O            05/01/29
    0


    5698976          373/X38             F          102,600.00         ZZ
                                         360         99,721.55          1
                                       6.750            665.46        100
                                       6.500            665.46
    WILMINGTON       DE   19806          1            05/28/99         11
    0010384758                           05           07/01/99         25
    10807667                             O            06/01/29
    0


    5698979          373/X38             F          106,700.00         ZZ
                                         360        103,262.78          1
                                       6.375            665.67         97
                                       6.125            665.67
    SILVER SPRING    MD   20905          1            03/26/99         12
    0010384816                           09           05/01/99         35
1


    10807774                             O            04/01/29
    0


    5698985          373/X38             F           24,700.00         ZZ
                                         360         23,920.20          1
                                       6.125            150.08         95
                                       5.875            150.08
    PHILADELPHIA     PA   19134          1            05/14/99         10
    0010384915                           05           07/01/99         30
    10808004                             O            06/01/29
    0


    5699000          373/X38             F           70,750.00         ZZ
                                         360         67,235.56          1
                                       5.250            390.69         95
                                       5.000            390.69
    CAMDEN           NJ   08105          1            04/30/99         23
    0010385235                           05           06/01/99          0
    10808293                             O            05/01/29
    0


    5699005          373/X38             F           43,700.00         ZZ
                                         360         42,631.21          1
                                       6.875            287.08         95
                                       6.625            287.08
    PHILADELPHIA     PA   19124          1            09/01/99         12
    0010385326                           09           10/01/99         30
    10808376                             O            09/01/29
    0


    5699006          373/X38             F           57,584.00         ZZ
                                         360         55,181.37          1
                                       6.250            354.56         95
                                       6.000            354.56
    PHILADELPHIA     PA   19134          1            04/30/99         04
    0010385334                           07           06/01/99         30
    10808384                             O            05/01/29
    0


    5699008          373/X38             F           37,750.00         ZZ
                                         360         36,424.11          1
                                       5.500            214.35         95
                                       5.250            214.35
    PHILADELPHIA     PA   19140          1            05/27/99         12
    0010385409                           09           07/01/99         30
    10808400                             O            06/01/29
    0


1


    5699011          373/X38             F          376,000.00         ZZ
                                         360        366,514.87          1
                                       7.125          2,533.19         80
                                       6.875          2,533.19
    PHILADELPHIA     PA   19103          1            06/07/99         00
    0010389567                           01           08/01/99          0
    10808525                             O            07/01/29
    0


    5699013          373/X38             F           79,192.00         ZZ
                                         360         76,374.13          1
                                       5.625            455.88        100
                                       5.375            455.88
    NORTH POTOMAC    MD   20850          1            04/28/99         23
    0010385524                           05           06/01/99          0
    10808574                             O            05/01/29
    0


    5699015          373/X38             F          113,400.00         ZZ
                                         360        109,397.62          1
                                       6.125            689.04         97
                                       5.875            689.04
    WARRINGTON       PA   18976          5            05/26/99         12
    0010385565                           01           07/01/99         30
    10808640                             O            06/01/29
    0


    5699018          373/X38             F           52,250.00         ZZ
                                         360         50,676.64          1
                                       6.875            343.25         95
                                       6.625            343.25
    PHILADELPHIA     PA   19111          1            05/27/99         10
    0010385664                           09           07/01/99         30
    10808723                             O            06/01/29
    0


    5699022          373/X38             F           41,684.00         ZZ
                                         360         39,636.74          1
                                       6.375            260.06         93
                                       6.125            260.06
    CLEMENTON        NJ   08021          2            04/28/99         12
    0010385748                           01           06/01/99         30
    10808822                             O            05/01/29
    0


    5699023          373/X38             F           65,550.00         ZZ
                                         360         63,127.20          1
                                       5.250            361.97        100
                                       5.000            361.97
1


    CAMDEN           NJ   08105          2            05/05/99         12
    0010385771                           05           07/01/99         30
    10808848                             O            06/01/29
    0


    5699028          373/X38             F           63,050.00         ZZ
                                         360         60,612.15          1
                                       5.000            338.47         97
                                       4.750            338.47
    MARYSVILLE       PA   17053          1            05/26/99         23
    0010385896                           05           07/01/99          0
    10809093                             O            06/01/29
    0


    5699033          373/X38             F          158,550.00         ZZ
                                         360        154,147.85          1
                                       7.000          1,054.84        100
                                       6.750          1,054.84
    ALLEN            TX   75013          1            03/31/99         10
    0010386019                           05           06/01/99         35
    10809150                             O            05/01/29
    0


    5699036          373/X38             F           17,100.00         ZZ
                                         180         15,345.53          1
                                       6.125            145.46         95
                                       5.875            145.46
    CAMDEN           NJ   08104          1            07/09/99         12
    0010386084                           05           09/01/99         30
    10809309                             O            08/01/14
    0


    5699040          373/X38             F           38,950.00         ZZ
                                         360         37,709.50          1
                                       6.125            236.67         95
                                       5.875            236.67
    PHILADELPHIA     PA   19132          1            05/19/99         12
    0010386209                           05           07/01/99         30
    10809382                             O            06/01/29
    0


    5699044          373/X38             F           42,750.00         ZZ
                                         360         41,423.22          1
                                       6.000            256.31         95
                                       5.750            256.31
    PHILADELPHIA     PA   19111          1            07/09/99         12
    0010386266                           05           09/01/99         30
    10809598                             O            08/01/29
    0
1




    5699049          373/X38             F          190,000.00         ZZ
                                          84        185,140.83          1
                                       7.250          1,296.14        100
                                       7.000          1,296.14
    PHILADELPHIA     PA   19103          1            05/26/99         23
    0010386340                           01           07/01/99          0
    10809663                             O            06/01/06
    0


    5699050          373/X38             F           82,650.00         ZZ
                                         360         79,911.83          1
                                       5.625            475.79         95
                                       5.375            475.79
    HARRISBURG       PA   17103          1            06/11/99         12
    0010386373                           05           08/01/99         30
    10809671                             O            07/01/29
    0


    5699052          373/X38             F           42,750.00         ZZ
                                         360         41,453.45          1
                                       6.125            259.76         91
                                       5.875            259.76
    HARRISBURGH      PA   17104          2            06/30/99         12
    0010386423                           09           08/01/99         30
    10809705                             O            07/01/29
    0


    5699054          373/X38             F           47,400.00         ZZ
                                         360         45,912.66          1
                                       6.000            284.19         95
                                       5.750            284.19
    PHILADELPHIA     PA   19134          1            06/28/99         12
    0010386498                           05           08/01/99         30
    10809747                             O            07/01/29
    0


    5699061          373/X38             F          150,000.00         ZZ
                                         360        145,149.61          1
                                       6.375            935.81        100
                                       6.125            935.81
    SILVER SPRING    MD   20905          1            05/14/99         23
    0010386746                           05           07/01/99          0
    10809879                             O            06/01/29
    0


    5699065          373/X38             F          133,000.00         ZZ
                                          60        129,485.68          1
1


                                       6.875            873.72         95
                                       6.625            873.72
    GREENSBURG       PA   15601          1            06/10/99         11
    0010386852                           05           08/01/99         30
    10809978                             O            07/01/04
    0


    5699066          373/X38             F           98,422.00         ZZ
                                         360         93,953.48          1
                                       5.675            569.69         95
                                       5.425            569.69
    ROCKVILLE        MD   20850          1            07/30/99         12
    0010386886                           05           09/01/99         30
    10809994                             O            08/01/29
    0


    5699070          373/X38             F           99,000.00         ZZ
                                         360         95,958.39          1
                                       6.250            609.56        100
                                       6.000            609.56
    BEAR             DE   19701          1            05/27/99         23
    0010387017                           05           07/01/99          0
    10810083                             O            06/01/29
    0


    5699071          373/X38             F          246,000.00         ZZ
                                         360        238,807.70          1
                                       6.375          1,534.73         95
                                       6.125          1,534.73
    LANSDALE         PA   19446          1            06/11/99         23
    0010387033                           05           08/01/99          0
    10810091                             O            07/01/29
    0


    5699074          373/X38             F           64,850.00         ZZ
                                         360         63,096.45          1
                                       6.750            420.62         94
                                       6.500            420.62
    YEADON           PA   19050          1            06/30/99         12
    0010387116                           05           08/01/99         30
    10810141                             O            07/01/29
    0


    5699084          373/X38             F           36,000.00         ZZ
                                         360         34,792.05          1
                                       6.375            224.60        100
                                       6.125            224.60
    PHILADELPHIA     PA   19120          1            06/24/99         11
    0010387421                           05           08/01/99         30
1


    10810323                             O            07/01/29
    0


    5699085          373/X38             F           44,650.00         ZZ
                                         360         43,500.14          1
                                       6.375            278.56        100
                                       6.125            278.56
    PHILADELPHIA     PA   19134          1            09/29/99         12
    0010387454                           05           11/01/99         30
    10810331                             O            10/01/29
    0


    5699087          373/X38             F          127,000.00         ZZ
                                         360        123,021.36          1
                                       6.375            792.32        100
                                       6.125            792.32
    WILMINGTON       DE   19808          1            06/30/99         00
    0010390417                           05           08/01/99          0
    10810356                             O            07/01/29
    0


    5699088          373/X38             F           95,550.00         ZZ
                                          84         93,195.19          2
                                       7.250            651.82        105
                                       7.000            651.82
    PHILADELPHIA     PA   19131          1            06/29/99         23
    0010387520                           05           08/01/99          0
    10810380                             O            07/01/06
    0


    5699089          373/X38             F           88,500.00         ZZ
                                         360         85,982.66          1
                                       7.000            588.80        100
                                       6.750            588.80
    BLACKWOOD        NJ   08012          1            07/30/99         11
    0010387579                           05           09/01/99         12
    10810406                             O            08/01/29
    0


    5699091          373/X38             F           53,350.00         ZZ
                                         360         50,832.46          1
                                       6.625            341.61        100
                                       6.375            341.61
    WILLIAMSBURG     PA   16693          1            07/16/99         12
    0010387637                           05           09/01/99         35
    10810430                             O            08/01/29
    0


1


    5699094          373/X38             F          111,600.00         ZZ
                                         360        106,827.57          1
                                       6.500            705.39        100
                                       6.250            705.39
    NEWARK           DE   19713          1            07/08/99         00
    0010390516                           05           09/01/99          0
    10810463                             O            08/01/29
    0


    5699095          373/X38             F           95,000.00         ZZ
                                         360         92,490.97          1
                                       6.500            600.46        100
                                       6.250            600.46
    DELAWARE         DE   19707          1            08/30/99         00
    0010390532                           05           10/01/99          0
    10810505                             O            09/01/29
    0


    5699104          373/X38             F           30,400.00         ZZ
                                         360         29,158.92          1
                                       6.000            182.27         95
                                       5.750            182.27
    ERIE             PA   16507          1            07/30/99         23
    0010387934                           05           09/01/99          0
    10810653                             O            08/01/29
    0


    5699109          373/X38             F           99,750.00         ZZ
                                         360         97,031.39          1
                                       6.500            630.49        100
                                       6.250            630.49
    HARRISBURG       PA   17112          1            07/08/99         10
    0010388056                           05           09/01/99         30
    10810711                             O            08/01/29
    0


    5699110          373/X38             F           17,100.00         ZZ
                                         180         14,456.70          1
                                       6.375            147.79         90
                                       6.125            147.79
    PHILADELPHIA     PA   19121          1            09/24/99         00
    0010390714                           09           11/01/99          0
    10810737                             O            10/01/14
    0


    5699113          373/X38             F           35,200.00         ZZ
                                         180         30,752.27          1
                                       5.500            287.62         80
                                       5.250            287.62
1


     PHILADELPHIA    PA   19142          1            07/01/99         00
    0010390755                           05           09/01/99          0
    10810794                             O            08/01/14
    0


    5699119          373/X38             F           38,000.00         ZZ
                                         360         36,863.43          1
                                       6.250            233.98         95
                                       6.000            233.98
    CAMDEN           NJ   08104          1            07/21/99         12
    0010388361                           05           09/01/99         30
    10810968                             O            08/01/29
    0


    5699126          373/X38             F           24,300.00         ZZ
                                         360         23,640.66          1
                                       6.750            157.61        100
                                       6.500            157.61
    PHILADELPHIA     PA   19120          1            06/23/99         12
    0010388494                           05           08/01/99         25
    10811099                             O            07/01/29
    0


    5699133          373/X38             F          147,250.00         ZZ
                                          60        143,359.25          1
                                       6.875            967.33         95
                                       6.625            967.33
    GREENSBURG       PA   15601          1            06/30/99         11
    0010388668                           05           08/01/99         30
    10811214                             O            07/01/04
    0


    5699135          373/X38             F           77,500.00         ZZ
                                         360         75,528.67          1
                                       6.875            509.12        100
                                       6.625            509.12
    NEW CUMBERLAND   PA   17070          1            07/30/99         12
    0010388700                           01           09/01/99         35
    10811248                             O            08/01/29
    0


    5699146          373/X38             F           78,570.00         ZZ
                                         360         75,297.14          1
                                       7.250            535.99        100
                                       7.000            535.99
    MT LAUREL        NJ   08054          1            07/30/99         10
    0010388841                           01           09/01/99         35
    10811396                             O            08/01/29
    0
1




    5699147          373/X38             F          100,000.00         ZZ
                                         360         97,603.01          1
                                       7.000            665.31        100
                                       6.750            665.31
    BLACKWOOD        NJ   08102          1            08/06/99         10
    0010388858                           05           10/01/99         30
    10811404                             O            09/01/29
    0


    5699149          373/X38             F           62,050.00         ZZ
                                         360         60,601.29          1
                                       7.125            418.05         97
                                       6.875            418.05
    HARTLEY          PA   17845          1            08/20/99         10
    0010391175                           05           10/01/99         35
    10811420                             O            09/01/29
    0


    5699152          373/X38             F          111,600.00         ZZ
                                         360        108,685.23          1
                                       6.875            733.14        100
                                       6.625            733.14
    BORDENTOWN TWP   NJ   08505          1            07/23/99         11
    0010391043                           05           09/01/99         30
    10811453                             O            08/01/29
    0


    5699153          373/X38             F           75,000.00         ZZ
                                         360         72,512.05          1
                                       6.125            455.71        100
                                       5.875            455.71
    COLUMBIA         PA   17512          1            08/27/99         00
    0010391050                           05           10/01/99          0
    10811461                             O            09/01/29
    0


    5699154          373/X38             F          100,800.00         ZZ
                                         360         98,607.12          1
                                       7.500            704.81        100
                                       7.250            704.81
    MT EPHRAIM       NJ   08059          1            08/30/99         12
    0010391076                           05           10/01/99         35
    10811495                             O            09/01/29
    0


    5699157          373/X38             F           50,000.00         ZZ
                                         180         42,418.46          1
1


                                       6.125            425.32        100
                                       5.875            425.32
    ASTON            PA   19014          1            07/09/99         00
    0010379956                           05           09/01/99          0
    10811529                             O            08/01/14
    0


    5699158          373/X38             F           25,650.00         ZZ
                                         360         24,749.75          1
                                       6.750            166.37         95
                                       6.500            166.37
    PHILADELPHIA     PA   19134          1            07/30/99         10
    0010379964                           05           09/01/99         25
    10811537                             O            08/01/29
    0


    5699177          373/X38             F           36,100.00         ZZ
                                         360         35,254.34          1
                                       7.000            240.18        100
                                       6.750            240.18
    SHARON           PA   16146          1            09/03/99         12
    0010380152                           05           11/01/99         30
    10811834                             O            10/01/29
    0


    5699182          373/X38             F           47,500.00         ZZ
                                         360         46,290.79          1
                                       6.875            312.05         95
                                       6.625            312.05
    PHILADELPHIA     PA   19149          1            07/30/99         12
    0010380202                           09           09/01/99         30
    10811917                             O            08/01/29
    0


    5699187          373/X38             F           69,350.00         ZZ
                                         360         67,589.18          1
                                       6.750            449.81         95
                                       6.500            449.81
    HIGHSPIRE        PA   17034          1            08/20/99         10
    0010380251                           05           10/01/99         30
    10811974                             O            09/01/29
    0


    5699214          373/X38             F           57,000.00         ZZ
                                         360         55,544.05          1
                                       7.000            379.23        100
                                       6.750            379.23
    SILVER SPRING    MD   20910          1            09/27/99         23
    0010381010                           01           11/01/99          0
1


    10812378                             O            10/01/29
    0


    5699222          373/X38             F          161,750.00         ZZ
                                         360        149,283.86          1
                                       7.250          1,103.43         85
                                       7.000          1,103.43
    HOUSTON          TX   77004          2            03/25/96         04
    0010381325                           05           05/01/96         12
    10812584                             O            04/01/26
    0


    5851884          Q72/W60             F           36,000.00         ZZ
                                         240         34,385.50          1
                                      10.100            349.80         84
                                       9.600            349.80
    FREMONT          OH   43420          5            05/25/99         00
    7941206                              05           07/01/99          0
    101317675                            N            06/01/19
    0


    5851922          Q72/W60             F           27,400.00         ZZ
                                         180         25,233.08          1
                                      12.850            343.98         75
                                      12.350            343.98
    PORT ALLEN       LA   70767          2            12/17/98         00
    7941453                              05           02/01/99          0
    103610465                            O            01/01/14
    0


    5851990          Q72/W60             F           68,000.00         ZZ
                                         120         54,845.86          1
                                      11.250            946.35         80
                                      10.750            946.35
    COLONY           TX   75056          2            11/05/98         00
    7941875                              05           01/01/99          0
    106303324                            O            12/01/08
    0


    5852002          Q72/W60             F           29,900.00         ZZ
                                         360         29,762.98          1
                                      12.990            330.52         55
                                      12.490            330.52
    CLARKSTON        WA   99403          5            07/07/00         00
    7941990                              05           09/01/00          0
    107800856                            O            08/01/30
    0


1


    5852012          Q72/W60             F           78,300.00         ZZ
                                         360         77,479.80          1
                                      11.950            802.39         90
                                      11.450            802.39
    THOMSON          GA   30824          2            04/21/99         00
    7936982                              05           06/01/99          0
    1150952                              O            05/01/29
    0


    5852018          Q72/W60             F          147,050.00         ZZ
                                         180        145,070.22          1
                                      11.750          1,484.34         85
                                      11.250          1,484.34
    STEVENSVILLE     MT   59870          1            11/15/99         00
    7937014                              05           01/01/00          0
    1228899                              O            12/01/14
    0


    5852056          Q72/W60             F           92,800.00         ZZ
                                         360         91,098.91          1
                                      11.100            890.78         80
                                      10.600            890.78
    POPLARVILLE      MS   39470          2            09/25/98         00
    7942113                              05           11/01/98          0
    200126019                            O            10/01/28
    0


    5852066          Q72/W60             F           13,000.00         ZZ
                                         180         11,939.46          1
                                      12.700            161.92         33
                                      12.200            161.92
    VILLE PLATTE     LA   70586          5            12/16/98         00
    7942162                              05           01/21/99          0
    200133197                            O            12/21/13
    0


    5852114          Q72/W60             F           62,400.00         ZZ
                                         360         61,345.76          1
                                      11.350            610.81         80
                                      10.850            610.81
    PURSGLOVE        WV   26546          2            06/22/98         00
    7937170                              27           07/26/98          0
    40344004                             O            06/26/28
    0


    5852120          Q72/W60             F           14,625.00         ZZ
                                         360         14,312.97          1
                                      13.000            161.79         65
                                      12.500            161.79
1


    TOMPKINSVILLE    KY   42167          5            05/15/98         00
    7937253                              05           07/01/98          0
    40364994                             O            06/01/28
    0


    5852150          Q72/W60             F           40,000.00         ZZ
                                         360         39,446.24          1
                                      11.990            411.14         67
                                      11.490            411.14
    LEXINGTON        SC   29073          2            09/30/98         00
    7937634                              05           10/30/98          0
    40391088                             O            09/30/28
    0


    5852164          Q72/W60             F           54,750.00         ZZ
                                         360         53,922.09          1
                                      11.625            547.41         73
                                      11.125            547.41
    HIALEAH          FL   33012          2            10/20/98         00
    7937725                              01           12/01/98          0
    40397119                             O            11/01/28
    0


    5852200          Q72/W60             F           27,200.00         ZZ
                                         360         26,736.48          4
                                      11.890            277.48         85
                                      11.390            277.48
    MEMPHIS          TN   38116          1            10/26/98         00
    7937964                              05           12/01/98          0
    40416620                             O            11/01/28
    0


    5852296          Q72/W60             F           15,300.00         ZZ
                                          60          8,447.04          1
                                      11.100            333.42         29
                                      10.600            333.42
    STARKE           FL   32091          5            04/05/99         00
    7938806                              27           06/01/99          0
    81932766                             O            05/01/04
    0


    5852318          Q72/W60             F           48,100.00         ZZ
                                         360         47,413.76          1
                                      10.250            431.02         85
                                       9.750            431.02
    CUMBERLAND       MD   21502          2            05/25/99         00
    7938970                              05           07/01/99          0
    82335134                             O            06/01/29
    0
1




    5852348          Q72/W60             F           15,100.00         ZZ
                                         120         12,693.04          1
                                      10.000            199.55         19
                                       9.500            199.55
    ASHLAND          KY   41102          5            06/18/99         00
    7939259                              05           08/01/99          0
    82934910                             O            07/01/09
    0


    5852358          Q72/W60             F           58,500.00         ZZ
                                         360         58,181.56          4
                                      13.400            665.47         69
                                      12.900            665.47
    SAINT LOUIS      MO   63118          2            12/08/99         00
    7939341                              05           02/01/00          0
    83080226                             N            01/01/30
    0


    5852422          Q72/W60             F          109,600.00         ZZ
                                         360        107,900.70          1
                                      11.800          1,110.52         80
                                      11.300          1,110.52
    HESPERUS         CO   81326          2            09/24/99         00
    7940026                              05           11/01/99          0
    86161213                             O            10/01/29
    0


    5852480          Q72/W60             F           23,200.00         ZZ
                                         240         22,583.67          1
                                      12.990            271.64         80
                                      12.490            271.64
    BETHANY          IL   61914          2            09/23/99         00
    7940489                              05           11/01/99          0
    89231724                             O            10/01/19
    0


    5852492          Q72/W60             F           35,900.00         ZZ
                                          84         27,995.20          1
                                      11.350            621.32         82
                                      10.850            621.32
    ABBEVILLE        SC   29620          2            10/22/99         00
    7940612                              27           12/01/99          0
    89528731                             O            11/01/06
    0


    5852496          Q72/W60             F           61,750.00         ZZ
                                         240         60,113.39          1
1


                                      12.950            721.25         65
                                      12.450            721.25
    WOODLAWN         VA   24381          2            09/02/99         00
    7940646                              05           11/01/99          0
    89732986                             O            10/01/19
    0


    5852508          Q72/W60             F           50,050.00         ZZ
                                         360         49,556.89          1
                                      13.500            573.28         65
                                      13.000            573.28
    COLUMBUS         OH   43204          2            10/01/98         00
    7940752                              05           12/01/98          0
    91240184                             O            11/01/28
    0


    6086698          E79/G61             F           68,289.00         ZZ
                                         360         66,770.72          1
                                       7.625            483.35         88
                                       7.375            483.35
    FT LAUDERDALE    FL   33311          1            01/22/01         01
    0010391647                           05           03/01/01          9
    0015005291                           O            02/01/31
    0


    6086718          E79/G61             F           53,600.00         ZZ
                                         360         53,237.18          1
                                       7.250            365.65         83
                                       7.000            365.65
    RIVERIA BEACH    FL   33404          1            02/28/01         01
    0010391720                           05           04/01/01          3
    0015005416                           O            03/01/31
    0


    6086762          E79/G61             F           53,600.00         ZZ
                                         360         53,229.35          1
                                       7.000            356.61         81
                                       6.750            356.61
    FT LAUDERDALE    FL   33312          1            03/30/01         01
    0010391852                           05           05/01/01          1
    0015005689                           O            04/01/31
    0


    6086778          E79/G61             F            6,500.00         ZZ
                                         360          6,464.85          1
                                       7.375             44.90         40
                                       7.125             44.90
    LAUDERDALE LAKE  FL   33311          1            04/24/01         00
    0010391357                           01           06/01/01          0
1


    0015005796                           O            05/01/31
    0


    6092624          S66/H74             F          142,500.00         ZZ
                                         360        141,652.69          2
                                       8.750          1,121.05         75
                                       8.500          1,121.05
    PELHAM           NH   03076          5            01/30/01         00
    0010392413                           05           03/01/01          0
    0012025013                           N            02/01/31
    0


    6092626          S66/H74             F           94,500.00         ZZ
                                         360         90,892.44          1
                                       7.250            644.66         90
                                       7.000            644.66
    INDEPENDENCE     MO   64057          1            04/27/98         01
    0010392215                           05           06/01/98         25
    0050090183                           O            05/01/28
    0


    6092628          S66/H74             F           64,000.00         ZZ
                                         360         61,286.23          2
                                       7.000            425.79         80
                                       6.750            425.79
    LOWELL           MA   01854          5            03/18/99         00
    0010392223                           05           05/01/99          0
    0050318531                           O            04/01/29
    0


    6092630          S66/H74             F           90,000.00         ZZ
                                         360         87,147.10          1
                                       7.375            621.61         75
                                       7.125            621.61
    HYDE PARK        MA   02136          5            05/26/99         00
    0010392231                           01           07/01/99          0
    0050318783                           O            06/01/29
    0


    6092642          S66/H74             F           97,200.00         ZZ
                                         360         92,504.31          1
                                       8.000            713.22         90
                                       7.750            713.22
    JACKSON          MS   39206          1            12/16/96         01
    0010392280                           05           02/01/97         25
    0050609114                           O            01/01/27
    0


1


    6092646          S66/H74             F           54,625.00         ZZ
                                         360         53,193.70          1
                                       7.500            381.95         95
                                       7.250            381.95
    LONGVIEW         TX   75603          1            03/05/99         01
    0010392439                           05           05/01/99         30
    0050622917                           O            04/01/29
    0


    6092652          S66/H74             F          139,000.00         ZZ
                                         360        133,876.68          1
                                       8.375          1,056.51         87
                                       8.125          1,056.51
    BELLWOOD         IL   60104          2            10/03/97         01
    0010392314                           05           12/01/97         25
    0050815751                           O            11/01/27
    0


    6092662          S66/H74             F          127,500.00         T
                                         180        107,728.60          1
                                       6.500          1,110.67         75
                                       6.250          1,110.67
    HILTON HEAD IS   SC   29928          2            04/06/98         00
    0010392462                           01           06/01/98          0
    0055019694                           O            05/01/13
    0


    6092664          S66/H74             F           60,800.00         T
                                         360         28,108.76          1
                                       7.250            414.76         80
                                       7.000            414.76
    GULF SHORES      AL   36542          1            09/14/98         00
    0010392348                           01           11/01/98          0
    0055068149                           O            10/01/28
    0


    6092668          S66/H74             F           61,750.00         T
                                         180         51,579.16          1
                                       6.375            533.67         95
                                       6.125            533.67
    WAVELAND         MS   39576          1            01/04/99         01
    0010392488                           05           02/01/99         30
    0055124342                           O            01/01/14
    0


    6092678          S66/H74             F          135,000.00         ZZ
                                         120        107,451.64          1
                                       6.000          1,498.78         54
                                       5.750          1,498.78
1


    CHARLOTTE        NC   28270          5            04/15/99         00
    0010392512                           03           06/01/99          0
    0055188702                           O            05/01/09
    0


    6092684          S66/H74             F           56,950.00         ZZ
                                         360         55,936.15          1
                                       8.750            448.03         97
                                       8.500            448.03
    TRINITY          TX   75862          1            07/02/99         01
    0010392389                           05           09/01/99         35
    0055210115                           O            08/01/29
    0


    6092686          S66/H74             F          102,000.00         ZZ
                                         360         98,807.27          1
                                       7.875            739.58         79
                                       7.625            739.58
    IRVINGTON        NJ   07111          5            06/24/99         01
    0010392538                           05           08/01/99         17
    0055217613                           O            07/01/29
    0


    6092690          S66/H74             F          297,600.00         ZZ
                                         360        292,444.33          1
                                       8.500          2,288.29         80
                                       8.250          2,288.29
    PALATINE         IL   60067          1            09/14/99         00
    0010392397                           05           11/01/99          0
    0055233869                           O            10/01/29
    0


    6092692          S66/H74             F          127,500.00         ZZ
                                         360        125,100.81          1
                                       8.250            957.86         73
                                       8.000            957.86
    VACAVILLE        CA   95688          5            12/08/99         00
    0010392405                           05           02/01/00          0
    0055260096                           N            01/01/30
    0


    6092694          S66/H74             F          203,400.00         ZZ
                                         360        200,883.32          1
                                       9.000          1,636.60         90
                                       8.750          1,636.60
    ADELPHI          MD   20783          5            02/01/00         01
    0010392553                           05           04/01/00         25
    0055272707                           O            03/01/30
    0
1




    6635828          822/076             F          300,600.00         ZZ
                                         360        289,171.60          1
                                       7.125          2,025.20         80
                                       6.875          2,025.20
    WEST ROXBURY     MA   02130          1            05/17/98         00
    0001366043                           05           07/01/98          0
    0001366043                           O            06/01/28
    0


    6635834          822/076             F          400,000.00         ZZ
                                         180        193,681.44          1
                                       8.375          3,909.71         69
                                       8.125          3,909.71
    WEST HARTFORD    CT   06117          1            12/18/91         00
    0001476356                           03           02/01/92          0
    0001476356                           O            01/01/07
    0


    6635838          822/076             F          340,000.00         ZZ
                                         180        106,934.37          1
                                       7.875          3,224.73         80
                                       7.625          3,224.73
    GLASTONBURY      CT   06033          2            10/17/92         00
    0001489246                           05           12/01/92          0
    0001489246                           O            11/01/07
    0


    6635840          822/076             F          300,000.00         ZZ
                                         180         91,029.67          1
                                       8.125          2,888.65         74
                                       7.875          2,888.65
    GLASTONBURY      CT   06073          2            11/17/92         00
    0001491086                           05           01/01/93          0
    0001491086                           O            12/01/07
    0


    6635844          822/076             F          370,000.00         ZZ
                                         180        213,329.99          1
                                       7.500          3,429.95         55
                                       7.250          3,429.95
    GREENWICH        CT   06830          5            06/17/93         00
    0001499826                           05           08/01/93          0
    0001499826                           O            07/01/08
    0


    6635882          822/076             F          382,500.00         ZZ
                                         180        248,470.75          1
1


                                       7.375          3,518.71         90
                                       7.125          3,518.71
    HARRISON         ME   04040          5            08/17/94         00
    0005017566                           05           10/01/94          0
    0005017566                           O            09/01/09
    0


    6635886          822/076             F          285,000.00         ZZ
                                         180        170,943.63          1
                                       6.500          2,482.66         66
                                       6.250          2,482.66
    NEWTON           MA   02160          2            08/17/95         00
    0005023956                           05           10/01/95          0
    0005023956                           O            09/01/10
    0


    6635888          822/076             F          428,800.00         ZZ
                                         180        313,462.05          1
                                       6.875          3,824.27         82
                                       6.625          3,824.27
    SOUTHBOROUGH     MA   01772          1            02/16/96         23
    0005033006                           05           04/01/96          0
    0005033006                           O            03/01/11
    0


    6635890          822/076             F          300,000.00         ZZ
                                         180        219,008.64          1
                                       6.500          2,613.32         75
                                       6.250          2,613.32
    BROOKLINE        MA   02167          5            02/29/96         00
    0005033416                           05           05/01/96          0
    0005033416                           O            04/01/11
    0


    6635892          822/076             F          284,900.00         ZZ
                                         360        266,220.54          1
                                       7.125          1,919.42         95
                                       6.875          1,919.42
    MEDWAY           MA   02053          5            04/17/96         04
    0005035266                           05           06/01/96         15
    0005035266                           O            05/01/26
    0


    6635894          822/076             F          342,000.00         ZZ
                                         360        318,234.13          1
                                       7.625          2,420.65         80
                                       7.375          2,420.65
    WELLESLEY        MA   02181          1            08/17/95         00
    0005041636                           05           10/01/95          0
1


    0005041636                           O            09/01/25
    0


    6635896          822/076             F          289,000.00         ZZ
                                         180        210,243.81          1
                                       7.875          2,741.02         50
                                       7.625          2,741.02
    COHASSET         MA   02025          1            10/17/95         00
    0005044026                           05           12/01/95          0
    0005044026                           O            11/01/10
    0


    6635898          822/076             F          815,000.00         ZZ
                                         180        591,927.35          1
                                       6.875          7,268.61        136
                                       6.625          7,268.61
    WILBRAHAM        MA   01095          2            01/16/96         23
    0005053176                           05           03/01/96          0
    0005053176                           O            02/01/11
    0


    6635902          822/076             F          450,000.00         ZZ
                                         360        407,583.12          1
                                       7.250          3,069.79         55
                                       7.000          3,069.79
    LEXINGTON        MA   02173          1            04/17/94         00
    0005069486                           05           06/01/94          0
    0005069486                           O            05/01/24
    0


    6635904          822/076             F          406,000.00         ZZ
                                         240        338,539.24          1
                                       8.125          3,427.60         65
                                       7.875          3,427.60
    WINCHESTER       MA   01890          1            08/17/96         00
    0005077466                           05           10/01/96          0
    0005077466                           O            09/01/16
    0


    6635906          822/076             F          280,000.00         ZZ
                                         120         68,879.83          1
                                       6.625          3,197.18         55
                                       6.375          3,197.18
    WAYLAND          MA   01778          2            10/17/93         00
    0005077656                           05           12/01/93          0
    0005077656                           O            11/01/03
    0


1


    6635908          822/076             F          334,000.00         ZZ
                                         360        293,246.93          1
                                       6.990          2,219.87         80
                                       6.740          2,219.87
    BOXFORD          MA   01921          1            02/16/96         00
    0005080036                           05           04/01/96          0
    0005080036                           O            03/01/26
    0


    6635910          822/076             F          387,400.00         ZZ
                                         360        352,875.04          1
                                       6.990          2,574.78         90
                                       6.740          2,574.78
    WINCHESTER       MA   01890          1            03/17/96         23
    0005087076                           05           05/01/96          0
    0005087076                           O            04/01/26
    0


    6635912          822/076             F          325,000.00         ZZ
                                         120        165,275.42          1
                                       6.875          3,752.62         57
                                       6.625          3,752.62
    NEWTON           MA   02168          5            02/16/96         00
    0005091006                           05           04/01/96          0
    0005091006                           O            03/01/06
    0


    6635922          822/076             F          331,000.00         ZZ
                                         360        308,989.70          1
                                       7.500          2,314.40         78
                                       7.250          2,314.40
    SUDBURY          MA   01776          2            02/16/96         00
    0005108496                           05           04/01/96          0
    0005108496                           O            03/01/26
    0


    6635926          822/076             F          500,000.00         T
                                         180        286,641.36          1
                                       6.375          4,321.25         46
                                       6.125          4,321.25
    CHILMARK         MA   02535          2            09/17/93         00
    0005116116                           05           11/01/93          0
    0005116116                           O            10/01/08
    0


    6635928          822/076             F          316,000.00         ZZ
                                         360        271,841.68          1
                                       7.500          2,209.52         80
                                       7.250          2,209.52
1


    WELLESLEY        MA   02181          1            01/16/96         00
    0005125456                           05           03/01/96          0
    0005125456                           O            02/01/26
    0


    6635932          822/076             F          347,100.00         ZZ
                                         180        167,329.93          1
                                       6.875          3,095.63         78
                                       6.625          3,095.63
    SUFFIELD         CT   06078          2            07/18/93         00
    0005131506                           05           09/01/93          0
    0005131506                           O            08/01/08
    0


    6635934          822/076             F          404,000.00         ZZ
                                         180        293,009.09          1
                                       6.500          3,519.27         63
                                       6.250          3,519.27
    SUDBURY          MA   01776          5            02/16/96         00
    0005133896                           05           04/01/96          0
    0005133896                           O            03/01/11
    0


    6635936          822/076             F          440,000.00         ZZ
                                         360        412,035.77          1
                                       7.625          3,114.29         80
                                       7.375          3,114.29
    NANTUCKET        MA   02554          1            01/16/96         00
    0005134666                           05           03/01/96          0
    0005134666                           O            02/01/26
    0


    6635938          822/076             F          406,500.00         ZZ
                                         360        369,865.49          1
                                       7.990          2,979.92         75
                                       7.740          2,979.92
    NEWTON           MA   02168          1            07/18/96         00
    0005135166                           05           09/01/96          0
    0005135166                           O            08/01/26
    0


    6635942          822/076             F          512,000.00         ZZ
                                         180        397,505.07          1
                                       8.125          4,929.96         80
                                       7.875          4,929.96
    NEWTON           MA   02158          2            08/17/96         00
    0005138496                           05           10/01/96          0
    0005138496                           O            09/01/11
    0
1




    6635944          822/076             F          384,000.00         ZZ
                                         180        275,996.48          1
                                       6.375          3,318.72         67
                                       6.125          3,318.72
    WINCHESTER       MA   01890          2            03/17/96         00
    0005139716                           05           05/01/96          0
    0005139716                           O            04/01/11
    0


    6635950          822/076             F          402,000.00         ZZ
                                         360        344,265.26          1
                                       7.625          2,845.33         89
                                       7.375          2,845.33
    BOXFORD          MA   01921          2            01/16/96         23
    0005164316                           05           03/01/96          0
    0005164316                           O            02/01/26
    0


    6635952          822/076             F          558,000.00         ZZ
                                         180        343,215.68          1
                                       6.875          4,976.55         80
                                       6.625          4,976.55
    CONCORD          MA   01742          1            04/01/94         00
    0005174836                           05           05/01/94          0
    0005174836                           O            04/01/09
    0


    6635954          822/076             F          287,000.00         ZZ
                                         180        207,066.97          1
                                       6.375          2,480.40         70
                                       6.125          2,480.40
    NEEDHAM          MA   02192          2            04/17/96         00
    0005177956                           05           06/01/96          0
    0005177956                           O            05/01/11
    0


    6635956          822/076             F          335,000.00         ZZ
                                         180        207,114.26          1
                                       6.750          2,964.45         36
                                       6.500          2,964.45
    DOVER            MA   02030          5            04/17/94         00
    0005182476                           05           06/01/94          0
    0005182476                           O            05/01/09
    0


    6635958          822/076             F          500,000.00         ZZ
                                         240        411,519.42          1
1


                                       7.375          3,989.84         48
                                       7.125          3,989.84
    NEWTON CENTRE    MA   02158          1            07/18/95         00
    0005183796                           05           09/01/95          0
    0005183796                           O            08/01/15
    0


    6635962          822/076             F          580,000.00         ZZ
                                         360        546,839.54          1
                                       7.875          4,205.40         63
                                       7.625          4,205.40
    NEWTON           MA   02165          2            05/17/96         00
    0005193566                           05           07/01/96          0
    0005193566                           O            06/01/26
    0


    6635964          822/076             F          407,700.00         ZZ
                                         360        381,429.03          1
                                       7.750          2,920.81         90
                                       7.500          2,920.81
    WINCHESTER       MA   01890          1            11/17/95         10
    0005196636                           05           01/01/96         25
    0005196636                           O            12/01/25
    0


    6635966          822/076             F          319,000.00         ZZ
                                         180        231,361.82          1
                                       6.500          2,778.83         71
                                       6.250          2,778.83
    WELLESLEY        MA   02181          2            02/16/96         00
    0005197346                           05           04/01/96          0
    0005197346                           O            03/01/11
    0


    6635970          822/076             F          315,000.00         ZZ
                                         180        188,245.12          1
                                       6.500          2,743.99         75
                                       6.250          2,743.99
    MANCHESTER       MA   01944          5            01/15/94         00
    0005200456                           05           03/01/94          0
    0005200456                           O            02/01/09
    0


    6635972          822/076             F          285,500.00         ZZ
                                         180        202,397.52          1
                                       6.990          2,564.56         68
                                       6.740          2,564.56
    NANTUCKET        MA   02554          2            09/17/95         00
    0005203716                           05           11/01/95          0
1


    0005203716                           O            10/01/10
    0


    6635974          822/076             F          360,000.00         ZZ
                                         180        220,084.50          1
                                       7.375          3,311.72         80
                                       7.125          3,311.72
    SCITUATE         MA   02066          2            01/15/94         00
    0005204026                           05           03/01/94          0
    0005204026                           O            02/01/09
    0


    6635976          822/076             F          400,000.00         ZZ
                                         360        371,707.27          1
                                       7.500          2,796.86         78
                                       7.250          2,796.86
    ACTON            MA   01720          1            08/17/95         00
    0005212596                           05           10/01/95          0
    0005212596                           O            09/01/25
    0


    6635978          822/076             F          334,000.00         ZZ
                                         180        243,829.34          1
                                       6.500          2,909.50         51
                                       6.250          2,909.50
    SOUTHBORO        MA   01772          2            03/17/96         00
    0005213296                           05           05/01/96          0
    0005213296                           O            04/01/11
    0


    6635980          822/076             F          318,000.00         ZZ
                                         180        233,020.94          1
                                       6.990          2,856.50         33
                                       6.740          2,856.50
    WELLESLEY HILLS  MA   02181          5            02/16/96         00
    0005214876                           05           04/01/96          0
    0005214876                           O            03/01/11
    0


    6635986          822/076             F          373,600.00         ZZ
                                         180        221,134.92          1
                                       6.990          3,355.93         87
                                       6.740          3,355.93
    SEEKONK          MA   02771          2            01/31/96         21
    0005232506                           05           04/01/96         14
    0005232506                           O            03/01/11
    0


1


    6635990          822/076             F          320,450.00         ZZ
                                         360        305,188.84          1
                                       8.750          2,520.98         90
                                       8.500          2,520.98
    WESTBOROUGH      MA   01581          1            06/17/96         04
    0005236376                           05           08/01/96         25
    0005236376                           O            07/01/26
    0


    6635992          822/076             F          345,000.00         ZZ
                                         180        198,334.74          1
                                       7.250          3,149.38         67
                                       7.000          3,149.38
    WESTWOOD         MA   02090          2            07/28/95         00
    0005239446                           05           10/01/95          0
    0005239446                           O            09/01/10
    0


    6635994          822/076             F          350,000.00         ZZ
                                         180        249,559.66          1
                                       7.250          3,195.02         43
                                       7.000          3,195.02
    TISBURY          MA   02568          1            09/17/95         00
    0005246246                           05           11/01/95          0
    0005246246                           O            10/01/10
    0


    6635998          822/076             F          397,300.00         ZZ
                                         360        369,507.43          1
                                       6.990          2,640.58         71
                                       6.740          2,640.58
    NEWTON           MA   02165          2            02/16/96         00
    0005261986                           05           04/01/96          0
    0005261986                           O            03/01/26
    0


    6636004          822/076             F          331,955.66         ZZ
                                         341        294,304.45          1
                                       8.300          2,537.96         76
                                       8.050          2,537.96
    CAMBRIDGE        MA   02138          1            02/01/93         00
    0005281326                           05           03/01/93          0
    0005281326                           O            07/01/21
    0


    6636008          822/076             F        1,000,000.00         ZZ
                                         180        716,552.32          1
                                       6.625          8,779.94         80
                                       6.375          8,779.94
1


    LINCOLN          MA   01773          5            12/18/95         00
    0005294586                           05           02/01/96          0
    0005294586                           O            01/01/11
    0


    6636012          822/076             F        1,000,000.00         ZZ
                                         360        923,474.88          1
                                       7.125          6,737.19         78
                                       6.875          6,737.19
    NEWTON           MA   02158          1            07/18/95         00
    0005299436                           05           09/01/95          0
    0005299436                           O            08/01/25
    0


    6636014          822/076             F          400,000.00         ZZ
                                         360        370,380.18          1
                                       7.375          2,762.70         64
                                       7.125          2,762.70
    BELMONT          MA   02178          5            07/18/95         00
    0005307706                           05           09/01/95          0
    0005307706                           O            08/01/25
    0


    6636016          822/076             F          345,572.35         ZZ
                                         339        305,563.50          1
                                       8.300          2,644.11         63
                                       8.050          2,644.11
    LINCOLN          MA   01773          5            02/08/93         00
    0005310866                           05           03/01/93          0
    0005310866                           O            05/01/21
    0


    6636018          822/076             F          400,000.00         ZZ
                                         360        371,477.24          1
                                       7.250          2,728.70         87
                                       7.000          2,728.70
    GLOUCESTER       MA   01930          5            10/17/95         23
    0005310956                           05           12/01/95          0
    0005310956                           O            11/01/25
    0


    6636020          822/076             F          278,000.00         ZZ
                                         360        262,858.03          1
                                       7.990          2,037.93         67
                                       7.740          2,037.93
    BEDFORD          MA   01730          1            06/17/96         00
    0005313046                           05           08/01/96          0
    0005313046                           O            07/01/26
    0
1




    6636024          822/076             F          300,000.00         ZZ
                                         360        278,975.19          1
                                       7.375          2,072.03         76
                                       7.125          2,072.03
    SUDBURY          MA   01776          1            10/17/95         00
    0005317716                           05           12/01/95          0
    0005317716                           O            11/01/25
    0


    6636030          822/076             F          805,000.00         ZZ
                                         180        599,766.16          1
                                       6.875          7,179.43         70
                                       6.625          7,179.43
    BOSTON           MA   02101          1            05/17/96         00
    0005324786                           01           07/01/96          0
    0005324786                           O            06/01/11
    0


    6636034          822/076             F          365,000.00         ZZ
                                         360        329,952.44          1
                                       6.990          2,425.90         78
                                       6.740          2,425.90
    MEDFIELD         MA   02052          5            04/17/96         00
    0005339256                           05           06/01/96          0
    0005339256                           O            05/01/26
    0


    6636036          822/076             F          296,800.00         ZZ
                                         180        177,603.39          1
                                       6.875          2,647.02         49
                                       6.625          2,647.02
    LONGMEADOW       MA   01106          2            12/18/93         00
    0005343176                           05           02/01/94          0
    0005343176                           O            01/01/09
    0


    6636038          822/076             F          600,000.00         ZZ
                                         180        369,048.95          1
                                       6.875          5,351.13         64
                                       6.625          5,351.13
    BOSTON           MA   02115          2            03/17/94         00
    0005343766                           05           05/01/94          0
    0005343766                           O            04/01/09
    0


    6636040          822/076             F          500,000.00         ZZ
                                         180        366,385.30          1
1


                                       6.990          4,491.35         65
                                       6.740          4,491.35
    LEXINGTON        MA   02173          5            02/16/96         00
    0005353176                           05           04/01/96          0
    0005353176                           O            03/01/11
    0


    6636042          822/076             F          375,000.00         ZZ
                                         120        107,133.94          1
                                       6.625          4,281.94         79
                                       6.375          4,281.94
    LONGMEADOW       MA   01106          2            01/28/94         00
    0005355516                           05           04/01/94          0
    0005355516                           O            03/01/04
    0


    6636044          822/076             F          309,000.00         ZZ
                                         180        187,948.08          1
                                       6.500          2,691.72         62
                                       6.250          2,691.72
    NEWTON           MA   02159          2            03/17/94         00
    0005356186                           05           05/01/94          0
    0005356186                           O            04/01/09
    0


    6636046          822/076             F          375,000.00         ZZ
                                         180        277,650.79          1
                                       6.875          3,344.45         60
                                       6.625          3,344.45
    NORWELL          MA   02061          5            04/17/96         00
    0005359486                           05           06/01/96          0
    0005359486                           O            05/01/11
    0


    6636048          822/076             F          492,800.00         ZZ
                                         180        363,947.00          1
                                       6.750          4,360.83         80
                                       6.500          4,360.83
    LINCOLN          MA   01773          2            04/17/96         00
    0005362246                           05           06/01/96          0
    0005362246                           O            05/01/11
    0


    6636054          822/076             F          456,000.00         ZZ
                                         180        329,901.95          1
                                       7.000          4,098.66         62
                                       6.750          4,098.66
    BROOKLINE        MA   02146          2            12/18/95         00
    0005368796                           05           02/01/96          0
1


    0005368796                           O            01/01/11
    0


    6636056          822/076             F          276,000.00         ZZ
                                         120         70,047.41          1
                                       6.375          3,116.40         72
                                       6.125          3,116.40
    CANTON           MA   02021          2            10/29/93         00
    0005370326                           05           01/01/94          0
    0005370326                           O            12/01/03
    0


    6636058          822/076             F          325,000.00         ZZ
                                         180        196,384.90          1
                                       6.875          2,898.53         60
                                       6.625          2,898.53
    BROOKLINE        MA   02167          5            01/15/94         00
    0005370436                           05           03/01/94          0
    0005370436                           O            02/01/09
    0


    6636060          822/076             F          327,700.00         ZZ
                                         360        306,594.44          1
                                       7.875          2,376.05         75
                                       7.625          2,376.05
    WESTBORO         MA   01581          5            10/17/95         00
    0005375656                           05           12/01/95          0
    0005375656                           O            11/01/25
    0


    6636064          822/076             F          350,000.00         ZZ
                                         360        317,581.11          1
                                       7.375          2,417.36         66
                                       7.125          2,417.36
    WESTON           MA   02193          2            04/17/94         00
    0005383336                           05           06/01/94          0
    0005383336                           O            05/01/24
    0


    6636066          822/076             F          560,000.00         ZZ
                                         360        339,567.02          1
                                       6.990          3,721.93         75
                                       6.740          3,721.93
    CONWAY           MA   01341          5            04/29/94         00
    0005392076                           05           07/01/94          0
    0005392076                           O            06/01/24
    0


1


    6636074          822/076             F          333,000.00         ZZ
                                         360        315,207.01          1
                                       7.990          2,441.11         59
                                       7.740          2,441.11
    MEDFIELD         MA   02052          1            07/18/96         00
    0005410976                           05           09/01/96          0
    0005410976                           O            08/01/26
    0


    6636078          822/076             F          992,000.00         ZZ
                                         180        707,510.41          1
                                       7.375          9,125.64         67
                                       7.125          9,125.64
    WESTON           MA   02193          5            09/28/95         00
    0005417476                           05           12/01/95          0
    0005417476                           O            11/01/10
    0


    6636082          822/076             F          375,000.00         ZZ
                                         360        350,414.88          1
                                       7.750          2,686.55         61
                                       7.500          2,686.55
    TOPSFIELD        MA   01983          5            10/17/95         00
    0005421336                           05           12/01/95          0
    0005421336                           O            11/01/25
    0


    6636084          822/076             F          466,000.00         ZZ
                                         120        132,330.89          1
                                       6.875          5,380.68         43
                                       6.625          5,380.68
    CONCORD          MA   01742          2            02/15/94         00
    0005422916                           05           04/01/94          0
    0005422916                           O            03/01/04
    0


    6636086          822/076             F          352,000.00         ZZ
                                         360        324,579.04          1
                                       7.375          2,431.18         90
                                       7.125          2,431.18
    SOUTHBORO        MA   01772          1            11/17/95         10
    0005427396                           05           01/01/96         25
    0005427396                           O            12/01/25
    0


    6636092          822/076             F          312,000.00         ZZ
                                         360        297,640.88          1
                                       8.500          2,399.01         74
                                       8.250          2,399.01
1


    ACTON            MA   01720          5            10/17/96         00
    0005466636                           05           12/01/96          0
    0005466636                           O            11/01/26
    0


    6636096          822/076             F          285,000.00         ZZ
                                         360        271,963.22          1
                                       8.000          2,091.23         75
                                       7.750          2,091.23
    PROVIDENCE       RI   02906          5            03/17/97         00
    0006568202                           05           05/01/97          0
    0006568202                           O            04/01/27
    0


    6890972          Q72/Q72             A           16,600.00         ZZ
                                         120         13,688.32          1
                                      13.500            252.78         42
                                      13.000            252.75
    HOUSTON          TX   77038          5            11/24/98         00
    87523361                             05           01/01/99          0
    87523361                             O            12/01/08
    0


    6891700          Q72/Q72             A           36,100.00         ZZ
                                         360         35,656.91          1
                                      10.800            338.34         79
                                      10.300            338.34
    ASHMORE          IL   61912          5            06/24/99         00
    104311402                            05           08/01/99          0
    104311402                            O            07/01/29
    0


    6892610          Q72/Q72             A           37,500.00         ZZ
                                         360         37,055.60          1
                                      12.100            388.62         75
                                      11.600            388.62
    MT SAVAGE        MD   21545          2            03/26/99         00
    82333360                             05           05/01/99          0
    82333360                             O            04/01/29
    0


    6893952          Q72/Q72             A           20,000.00         ZZ
                                         360         19,581.83          1
                                      11.500            198.06         23
                                      11.000            198.06
    HEBER            CA   92249          5            04/22/99         00
    85644771                             05           06/01/99          0
    85644771                             O            05/01/29
    0
1




    6894186          Q72/Q72             A           71,500.00         ZZ
                                         360         71,409.98          1
                                      15.840            952.28         65
                                      15.340            952.28
    WATERSMEET       MI   49969          5            01/31/01         00
    173931                               05           03/01/01          0
    173931                               N            02/01/31
    0

   TOTAL NUMBER OF LOANS   :        642

   TOTAL ORIGINAL BALANCE  :   101,021,773.82

   TOTAL PRINCIPAL BALANCE :    84,791,615.84

   TOTAL ORIGINAL P+I      :       812,896.33

   TOTAL CURRENT P+I       :       812,897.11


                             ***************************
                             *      END OF REPORT      *
                             ***************************

  RUN ON     : 01/08/02           RFC DISCLOSURE SYSTEM       RFFSDARM-01
  AT         : 09.27.53            ARM PASSTHRU REPORT        AMORTIZED BALANCE
  SERIES     : RAMP 2001-RM2  ARM                             CUTOFF : 12/01/01
  POOL       : 0004562
             :
             :
  POOL STATUS: F

  RFC LOAN NUMBER             SUB SERV FEE       RFC NET CEILING(MX RFC NET RT)
  PRINCIPAL BALANCE           MSTR SERV FEE      MAX NET MTG RT(MAX INV RT)
  CURR NOTE RATE              ALL EXP            MAX POST STRIP RATE
  RFC NET RATE                MISC EXP           INV RATE MARGIN
  NET MTG RATE(INVSTR RATE)   SPREAD             POST STRIP MARGIN
  POST STRIP RATE             STRIP
  --------------------------------------------------------------------------

       3728821                  .2500              13.2500
       100,829.01               .0350              13.2150
             8.8750             .0000              13.2150
             8.6250             .0000                4.9650
             8.5900             .0000                4.9650
             8.5900             .0000

       3741192                  .3750              14.3750
       177,778.64               .0350              14.3400
             8.7500             .0000              14.3400
             8.3750             .0000                2.5900
             8.3400             .0000                2.5900
             8.3400             .0000

       3790376                  .2500              12.7500
       179,404.75               .0350              12.7150
             8.2500             .0000              12.7150
             8.0000             .0000                4.4650
             7.9650             .0000                4.4650
             7.9650             .0000

       4129110                  .5000              15.1250
        12,482.10               .7050              14.4200
             6.3750             .0000              14.4200
             5.8750             .0000                1.2950
             5.1700             .0000                1.2950
             5.1700             .0000

       4129120                  .5000              16.7500
        60,982.50               .0350              16.7150
             7.2500             .0000              16.7150
             6.7500             .0000                2.4650
             6.7150             .0000                2.4650
             6.7150             .0000

       4129542                  .5000              17.5000
        27,693.06               .7050              16.7950
             8.5900             .0000              16.7950
             8.0900             .0000                1.2950
             7.3850             .0000                1.2950
             7.3850             .0000
1



       4129543                  .5000              17.5000
        27,775.04               .7050              16.7950
             8.5900             .0000              16.7950
             8.0900             .0000                1.2950
             7.3850             .0000                1.2950
             7.3850             .0000

       4129544                  .5000              17.5000
        26,736.07               .7050              16.7950
             8.5900             .0000              16.7950
             8.0900             .0000                1.2950
             7.3850             .0000                1.2950
             7.3850             .0000

       4129545                  .5000              17.5000
        27,768.22               .7050              16.7950
             8.5900             .0000              16.7950
             8.0900             .0000                1.2950
             7.3850             .0000                1.2950
             7.3850             .0000

       4129546                  .5000              17.5000
        27,826.25               .7050              16.7950
             8.5900             .0000              16.7950
             8.0900             .0000                1.2950
             7.3850             .0000                1.2950
             7.3850             .0000

       4129547                  .5000              17.5000
        26,850.94               .7050              16.7950
             8.5900             .0000              16.7950
             8.0900             .0000                1.2950
             7.3850             .0000                1.2950
             7.3850             .0000

       4129549                  .5000              17.5000
        27,947.03               .7050              16.7950
             8.5900             .0000              16.7950
             8.0900             .0000                1.2950
             7.3850             .0000                1.2950
             7.3850             .0000

       4129550                  .5000              17.5000
        27,957.04               .7050              16.7950
             8.5900             .0000              16.7950
             8.0900             .0000                1.2950
             7.3850             .0000                1.2950
             7.3850             .0000

       4129551                  .5000              17.5000
        27,055.76               .7050              16.7950
             8.5900             .0000              16.7950
             8.0900             .0000                1.2950
             7.3850             .0000                1.2950
             7.3850             .0000
1



       4130266                  .5000              15.2500
        49,033.95               .7050              14.5450
             9.7500             .0000              14.5450
             9.2500             .0000                3.2950
             8.5450             .0000                3.2950
             8.5450             .0000

       4130267                  .5000              15.2500
        49,033.95               .7050              14.5450
             9.7500             .0000              14.5450
             9.2500             .0000                3.2950
             8.5450             .0000                3.2950
             8.5450             .0000

       4130466                  .5000              12.2500
        57,563.59               .7050              11.5450
             7.6250             .0000              11.5450
             7.1250             .0000                2.7950
             6.4200             .0000                2.7950
             6.4200             .0000

       4130628                  .5000              12.5000
        56,654.69               .7050              11.7950
             7.0000             .0000              11.7950
             6.5000             .0000                1.7950
             5.7950             .0000                1.7950
             5.7950             .0000

       4291172                  .5000              11.6250
       279,944.47               .0350              11.5900
             9.1200             .0000              11.5900
             8.6200             .0000                2.4650
             8.5850             .0000                2.4650
             8.5850             .0000

       4507392                  .2500              12.7500
       162,457.70               .0350              12.7150
             8.0000             .0000              12.7150
             7.7500             .0000                2.9650
             7.7150             .0000                2.9650
             7.7150             .0000

       4689101                  .5000              16.5000
        33,743.18               .0350              16.4650
             7.7500             .0000              16.4650
             7.2500             .0000                2.4650
             7.2150             .0000                2.4650
             7.2150             .0000

       4921502                  .3750              12.6250
       308,683.60               .0350              12.5900
             8.0000             .0000              12.5900
             7.6250             .0000                2.7150
             7.5900             .0000                2.7150
             7.5900             .0000
1



       4921550                  .3750              11.2500
       158,115.34               .0350              11.2150
             6.6250             .0000              11.2150
             6.2500             .0000                2.3400
             6.2150             .0000                2.3400
             6.2150             .0000

       4921673                  .3750              12.2500
       362,565.26               .0350              12.2150
             7.6250             .0000              12.2150
             7.2500             .0000                2.4650
             7.2150             .0000                2.4650
             7.2150             .0000

       4934289                  .5000              14.8750
        88,402.18               .0350              14.8400
            10.3750             .0000              14.8400
             9.8750             .0000                3.5900
             9.8400             .0000                3.5900
             9.8400             .0000

       4934307                  .5000              15.2500
       106,106.43               .0350              15.2150
            10.8750             .0000              15.2150
            10.3750             .0000                4.3400
            10.3400             .0000                4.3400
            10.3400             .0000

       5035880                  .2500              12.5000
       132,927.49               .0350              12.4650
             7.6250             .0000              12.4650
             7.3750             .0000                3.2150
             7.3400             .0000                3.2150
             7.3400             .0000

       5035881                  .2500              12.5000
       140,969.31               .0350              12.4650
             8.0000             .0000              12.4650
             7.7500             .0000                3.2150
             7.7150             .0000                3.2150
             7.7150             .0000

       5035885                  .2500              15.2500
       152,920.47               .0350              15.2150
             9.3750             .0000              15.2150
             9.1250             .0000                4.2150
             9.0900             .0000                4.2150
             9.0900             .0000

       5035889                  .2500              11.6250
       180,468.46               .0350              11.5900
             7.7500             .0000              11.5900
             7.5000             .0000                2.5900
             7.4650             .0000                2.5900
             7.4650             .0000
1



       5035890                  .2500              11.6250
       235,976.51               .0350              11.5900
             7.3750             .0000              11.5900
             7.1250             .0000                2.5900
             7.0900             .0000                2.5900
             7.0900             .0000

       5055146                  .3750              11.2500
       166,910.74               .0350              11.2150
             6.6250             .0000              11.2150
             6.2500             .0000                2.3400
             6.2150             .0000                2.3400
             6.2150             .0000

       5105827                  .3750              11.3750
       151,665.36               .0350              11.3400
             6.7500             .0000              11.3400
             6.3750             .0000                2.3400
             6.3400             .0000                2.3400
             6.3400             .0000

       5105829                  .3750              11.3750
       233,408.90               .0350              11.3400
             6.7500             .0000              11.3400
             6.3750             .0000                2.3400
             6.3400             .0000                2.3400
             6.3400             .0000

       5105830                  .3750              11.0000
       161,609.01               .0350              10.9650
             6.3750             .0000              10.9650
             6.0000             .0000                2.3400
             5.9650             .0000                2.3400
             5.9650             .0000

       5105831                  .3750              11.0000
       173,039.66               .0350              10.9650
             6.3750             .0000              10.9650
             6.0000             .0000                2.3400
             5.9650             .0000                2.3400
             5.9650             .0000

       5105832                  .3750              12.2500
       195,750.97               .0350              12.2150
             7.6250             .0000              12.2150
             7.2500             .0000                2.3400
             7.2150             .0000                2.3400
             7.2150             .0000

       5105833                  .3750              11.0000
       106,999.93               .0350              10.9650
             6.3750             .0000              10.9650
             6.0000             .0000                2.3400
             5.9650             .0000                2.3400
             5.9650             .0000
1



       5105841                  .3750              11.0000
       235,748.49               .0350              10.9650
             6.3750             .0000              10.9650
             6.0000             .0000                2.3400
             5.9650             .0000                2.3400
             5.9650             .0000

       5123379                  .3750              13.5000
        17,206.11               .0350              13.4650
             8.8750             .0000              13.4650
             8.5000             .0000                2.3400
             8.4650             .0000                2.3400
             8.4650             .0000

       5123394                  .3750              11.7500
       172,358.39               .0350              11.7150
             7.0000             .0000              11.7150
             6.6250             .0000                2.3400
             6.5900             .0000                2.3400
             6.5900             .0000

       5123396                  .3750              12.8750
        57,244.27               .0350              12.8400
             8.2500             .0000              12.8400
             7.8750             .0000                2.8400
             7.8400             .0000                2.8400
             7.8400             .0000

       5123591                  .3750              13.2500
       146,682.40               .0350              13.2150
             7.6250             .0000              13.2150
             7.2500             .0000                2.8400
             7.2150             .0000                2.8400
             7.2150             .0000

       5123604                  .3750              13.5000
       253,807.85               .0350              13.4650
             7.8750             .0000              13.4650
             7.5000             .0000                2.8400
             7.4650             .0000                2.8400
             7.4650             .0000

       5123609                  .3750              13.0000
        57,144.33               .0350              12.9650
             7.3750             .0000              12.9650
             7.0000             .0000                2.3400
             6.9650             .0000                2.3400
             6.9650             .0000

       5123611                  .3750              13.2500
       135,630.07               .0350              13.2150
             7.6250             .0000              13.2150
             7.2500             .0000                2.3400
             7.2150             .0000                2.3400
             7.2150             .0000
1



       5123612                  .3750              13.2500
        44,200.71               .0350              13.2150
             7.6250             .0000              13.2150
             7.2500             .0000                2.8400
             7.2150             .0000                2.8400
             7.2150             .0000

       5123615                  .3750              13.2500
       186,920.48               .0350              13.2150
             7.6250             .0000              13.2150
             7.2500             .0000                2.3400
             7.2150             .0000                2.3400
             7.2150             .0000

       5123651                  .3750              14.0000
        38,972.92               .0350              13.9650
             8.3750             .0000              13.9650
             8.0000             .0000                2.8400
             7.9650             .0000                2.8400
             7.9650             .0000

       5123665                  .3750              13.5000
        61,719.25               .0350              13.4650
             7.8750             .0000              13.4650
             7.5000             .0000                2.8400
             7.4650             .0000                2.8400
             7.4650             .0000

       5123693                  .3750              13.5000
       144,489.65               .0350              13.4650
             7.8750             .0000              13.4650
             7.5000             .0000                2.3400
             7.4650             .0000                2.3400
             7.4650             .0000

       5123712                  .3750              14.1250
       202,656.25               .0350              14.0900
             8.5000             .0000              14.0900
             8.1250             .0000                2.8400
             8.0900             .0000                2.8400
             8.0900             .0000

       5123715                  .3750              13.5000
       121,379.11               .0350              13.4650
             7.8750             .0000              13.4650
             7.5000             .0000                2.3400
             7.4650             .0000                2.3400
             7.4650             .0000

       5123719                  .3750              14.6250
        34,285.06               .0350              14.5900
             9.0000             .0000              14.5900
             8.6250             .0000                2.3400
             8.5900             .0000                2.3400
             8.5900             .0000
1



       5123722                  .3750              14.1250
       140,349.42               .0350              14.0900
             8.5000             .0000              14.0900
             8.1250             .0000                2.8400
             8.0900             .0000                2.8400
             8.0900             .0000

       5123731                  .3750              13.5000
       119,393.50               .0350              13.4650
             6.7500             .0000              13.4650
             6.3750             .0000                2.8400
             6.3400             .0000                2.8400
             6.3400             .0000

       5123742                  .3750              14.6250
       163,970.55               .0350              14.5900
             9.0000             .0000              14.5900
             8.6250             .0000                2.3400
             8.5900             .0000                2.3400
             8.5900             .0000

       5123743                  .3750              13.8750
       218,702.11               .0350              13.8400
             8.2500             .0000              13.8400
             7.8750             .0000                2.3400
             7.8400             .0000                2.3400
             7.8400             .0000

       5123747                  .3750              14.8750
       765,916.30               .0350              14.8400
             9.2500             .0000              14.8400
             8.8750             .0000                2.8400
             8.8400             .0000                2.8400
             8.8400             .0000

       5123756                  .3750              14.1250
        53,662.15               .0350              14.0900
             8.5000             .0000              14.0900
             8.1250             .0000                2.8400
             8.0900             .0000                2.8400
             8.0900             .0000

       5123778                  .3750              13.0000
        79,502.34               .0350              12.9650
             7.3750             .0000              12.9650
             7.0000             .0000                2.8400
             6.9650             .0000                2.8400
             6.9650             .0000

       5123779                  .3750              13.3750
        52,400.22               .0350              13.3400
             7.7500             .0000              13.3400
             7.3750             .0000                2.8400
             7.3400             .0000                2.8400
             7.3400             .0000
1



       5124531                  .3750              11.5000
        95,809.32               .0350              11.4650
             6.8750             .0000              11.4650
             6.5000             .0000                2.3400
             6.4650             .0000                2.3400
             6.4650             .0000

       5124541                  .3750              11.5000
        21,812.18               .0350              11.4650
             6.8750             .0000              11.4650
             6.5000             .0000                2.3400
             6.4650             .0000                2.3400
             6.4650             .0000

       5124547                  .3750              13.7500
        31,892.61               .0350              13.7150
             8.0000             .0000              13.7150
             7.6250             .0000                2.8400
             7.5900             .0000                2.8400
             7.5900             .0000

       5127571                  .3750              12.8750
        22,014.15               .0350              12.8400
             6.9600             .0000              12.8400
             6.5850             .0000                 .3200
             6.5500             .0000                 .3200
             6.5500             .0000

       5127572                  .3750              13.3750
        22,359.96               .0350              13.3400
             4.6000             .0000              13.3400
             4.2250             .0000                 .2100
             4.1900             .0000                 .2100
             4.1900             .0000

       5167327                  .5000              15.0000
        66,212.90               .0350              14.9650
            11.1250             .0000              14.9650
            10.6250             .0000                4.4150
            10.5900             .0000                4.4150
            10.5900             .0000

       5167328                  .5000              15.5500
        52,427.26               .0350              15.5150
            10.3750             .0000              15.5150
             9.8750             .0000                5.6150
             9.8400             .0000                5.6150
             9.8400             .0000

       5187218                  .3750              11.3750
       159,065.56               .0350              11.3400
             6.7500             .0000              11.3400
             6.3750             .0000                2.3400
             6.3400             .0000                2.3400
             6.3400             .0000
1



       5187224                  .3750              11.0000
       182,353.02               .0350              10.9650
             6.3750             .0000              10.9650
             6.0000             .0000                2.3400
             5.9650             .0000                2.3400
             5.9650             .0000

       5187225                  .3750              11.0000
       242,491.09               .0350              10.9650
             6.3750             .0000              10.9650
             6.0000             .0000                2.3400
             5.9650             .0000                2.3400
             5.9650             .0000

       5187229                  .3750              11.3750
       413,635.23               .0350              11.3400
             6.7500             .0000              11.3400
             6.3750             .0000                2.3400
             6.3400             .0000                2.3400
             6.3400             .0000

       5187235                  .3750              11.0000
       262,859.60               .0350              10.9650
             6.3750             .0000              10.9650
             6.0000             .0000                2.3400
             5.9650             .0000                2.3400
             5.9650             .0000

       5187236                  .3750              11.0000
       206,279.91               .0350              10.9650
             6.3750             .0000              10.9650
             6.0000             .0000                2.3400
             5.9650             .0000                2.3400
             5.9650             .0000

       5187238                  .3750              11.0000
       264,560.00               .0350              10.9650
             6.3750             .0000              10.9650
             6.0000             .0000                2.3400
             5.9650             .0000                2.3400
             5.9650             .0000

       5187244                  .3750              11.0000
       342,326.57               .0350              10.9650
             6.3750             .0000              10.9650
             6.0000             .0000                2.3400
             5.9650             .0000                2.3400
             5.9650             .0000

       5187246                  .3750              11.3750
       263,835.59               .0350              11.3400
             6.7500             .0000              11.3400
             6.3750             .0000                2.3400
             6.3400             .0000                2.3400
             6.3400             .0000
1



       5562674                  .5000              18.0000
        40,986.65               .0350              17.9650
            11.5000             .0000              17.9650
            11.0000             .0000                5.3400
            10.9650             .0000                5.3400
            10.9650             .0000

       5640917                  .2500              11.1250
       491,633.73               .0350              11.0900
             6.3750             .0000              11.0900
             6.1250             .0000                2.9650
             6.0900             .0000                2.9650
             6.0900             .0000

       5640919                  .2500              11.7500
       656,177.73               .0350              11.7150
             7.0000             .0000              11.7150
             6.7500             .0000                2.9650
             6.7150             .0000                2.9650
             6.7150             .0000

       5661515                  .5000              16.2500
        62,607.56               .0350              16.2150
            11.1250             .0000              16.2150
            10.6250             .0000                4.8400
            10.5900             .0000                4.8400
            10.5900             .0000

       5661524                  .5000              17.2500
        86,192.34               .0350              17.2150
            10.7500             .0000              17.2150
            10.2500             .0000                5.3400
            10.2150             .0000                5.3400
            10.2150             .0000

       5661525                  .5000              18.2500
       165,126.52               .0350              18.2150
            11.7500             .0000              18.2150
            11.2500             .0000                6.3400
            11.2150             .0000                6.3400
            11.2150             .0000

       5661535                  .5000              17.1000
       111,336.85               .0350              17.0650
            11.8750             .0000              17.0650
            11.3750             .0000                5.2150
            11.3400             .0000                5.2150
            11.3400             .0000

       5661542                  .5000              16.2500
       125,268.85               .0350              16.2150
             9.7500             .0000              16.2150
             9.2500             .0000                4.8400
             9.2150             .0000                4.8400
             9.2150             .0000
1



       5661624                  .5000              16.7250
        54,582.97               .0350              16.6900
            10.2250             .0000              16.6900
             9.7250             .0000                4.4650
             9.6900             .0000                4.4650
             9.6900             .0000

       6635822                  .3750              18.1250
       193,562.04               .0350              18.0900
             5.8750             .0000              18.0900
             5.5000             .0000                1.1900
             5.4650             .0000                1.1900
             5.4650             .0000

       6635824                  .3750              14.8750
       390,949.68               .0350              14.8400
             7.1250             .0000              14.8400
             6.7500             .0000                2.5900
             6.7150             .0000                2.5900
             6.7150             .0000

       6635826                  .3750              14.1250
       251,261.07               .0350              14.0900
             7.2500             .0000              14.0900
             6.8750             .0000                2.0900
             6.8400             .0000                2.0900
             6.8400             .0000

       6635832                  .3750              11.1250
       951,230.83               .0350              11.0900
             7.5000             .0000              11.0900
             7.1250             .0000                2.3400
             7.0900             .0000                2.3400
             7.0900             .0000

       6635836                  .3750              12.1250
       338,983.14               .0350              12.0900
             7.5000             .0000              12.0900
             7.1250             .0000                2.2150
             7.0900             .0000                2.2150
             7.0900             .0000

       6635842                  .3750              10.0000
       259,039.51               .0350               9.9650
             7.2500             .0000               9.9650
             6.8750             .0000                2.3400
             6.8400             .0000                2.3400
             6.8400             .0000

       6635846                  .3750              16.1250
       204,328.72               .0350              16.0900
             6.3750             .0000              16.0900
             6.0000             .0000                2.3400
             5.9650             .0000                2.3400
             5.9650             .0000
1



       6635848                  .3750              12.6250
        36,189.61               .0350              12.5900
             7.1250             .0000              12.5900
             6.7500             .0000                2.3400
             6.7150             .0000                2.3400
             6.7150             .0000

       6635850                  .3750              12.6250
       314,313.74               .0350              12.5900
             6.8750             .0000              12.5900
             6.5000             .0000                2.3400
             6.4650             .0000                2.3400
             6.4650             .0000

       6635852                  .3750              11.0000
       314,172.70               .0350              10.9650
             7.0000             .0000              10.9650
             6.6250             .0000                2.3400
             6.5900             .0000                2.3400
             6.5900             .0000

       6635854                  .3750              11.8750
       399,556.85               .0350              11.8400
             6.7500             .0000              11.8400
             6.3750             .0000                2.3400
             6.3400             .0000                2.3400
             6.3400             .0000

       6635856                  .3750              12.3750
       244,513.14               .0350              12.3400
             7.1250             .0000              12.3400
             6.7500             .0000                2.2150
             6.7150             .0000                2.2150
             6.7150             .0000

       6635858                  .3750              12.3750
       229,520.33               .0350              12.3400
             7.2500             .0000              12.3400
             6.8750             .0000                1.9650
             6.8400             .0000                1.9650
             6.8400             .0000

       6635862                  .3750              13.1250
       268,766.24               .0350              13.0900
             6.6250             .0000              13.0900
             6.2500             .0000                1.9650
             6.2150             .0000                1.9650
             6.2150             .0000

       6635864                  .3750              14.1250
       301,504.23               .0350              14.0900
             8.7500             .0000              14.0900
             8.3750             .0000                2.2150
             8.3400             .0000                2.2150
             8.3400             .0000
1



       6635866                  .3750              13.6250
       280,205.60               .0350              13.5900
             6.6260             .0000              13.5900
             6.2510             .0000                1.9650
             6.2160             .0000                1.9650
             6.2160             .0000

       6635868                  .3750              15.2500
       235,468.80               .0350              15.2150
             5.8750             .0000              15.2150
             5.5000             .0000                2.2150
             5.4650             .0000                2.2150
             5.4650             .0000

       6635870                  .3750              12.8750
       474,844.37               .0350              12.8400
             7.1250             .0000              12.8400
             6.7500             .0000                1.9650
             6.7150             .0000                1.9650
             6.7150             .0000

       6635872                  .3750              17.3750
       207,497.20               .0350              17.3400
             6.1250             .0000              17.3400
             5.7500             .0000                1.5900
             5.7150             .0000                1.5900
             5.7150             .0000

       6635874                  .3750              13.3750
       228,075.25               .0350              13.3400
             6.7500             .0000              13.3400
             6.3750             .0000                2.2150
             6.3400             .0000                2.2150
             6.3400             .0000

       6635876                  .3750              12.3750
       221,778.06               .0350              12.3400
             7.1250             .0000              12.3400
             6.7500             .0000                1.9650
             6.7150             .0000                1.9650
             6.7150             .0000

       6635878                  .3750               9.5000
       309,030.10               .0350               9.4650
             7.0000             .0000               9.4650
             6.6250             .0000                2.3400
             6.5900             .0000                2.3400
             6.5900             .0000

       6635884                  .3750              11.3750
       494,394.38               .0350              11.3400
             6.3750             .0000              11.3400
             6.0000             .0000                2.3400
             5.9650             .0000                2.3400
             5.9650             .0000
1



       6635900                  .3750              10.7500
       420,874.94               .0350              10.7150
             7.1250             .0000              10.7150
             6.7500             .0000                2.3400
             6.7150             .0000                2.3400
             6.7150             .0000

       6635914                  .3750              13.5000
       264,926.57               .0350              13.4650
             7.0000             .0000              13.4650
             6.6250             .0000                2.3400
             6.5900             .0000                2.3400
             6.5900             .0000

       6635920                  .3750              11.0000
       269,683.76               .0350              10.9650
             7.3750             .0000              10.9650
             7.0000             .0000                2.3400
             6.9650             .0000                2.3400
             6.9650             .0000

       6635924                  .3750              10.3750
       234,592.95               .0350              10.3400
             6.7500             .0000              10.3400
             6.3750             .0000                2.3400
             6.3400             .0000                2.3400
             6.3400             .0000

       6635930                  .3750              15.1250
       449,354.25               .0350              15.0900
             8.6250             .0000              15.0900
             8.2500             .0000                2.3400
             8.2150             .0000                2.3400
             8.2150             .0000

       6635940                  .3750              10.5000
       367,614.25               .0350              10.4650
             6.8750             .0000              10.4650
             6.5000             .0000                2.3400
             6.4650             .0000                2.3400
             6.4650             .0000

       6635946                  .3750              12.2500
       424,898.60               .0350              12.2150
             6.6250             .0000              12.2150
             6.2500             .0000                2.3400
             6.2150             .0000                2.3400
             6.2150             .0000

       6635948                  .3750              10.1250
       325,459.07               .0350              10.0900
             6.5000             .0000              10.0900
             6.1250             .0000                2.3400
             6.0900             .0000                2.3400
             6.0900             .0000
1



       6635960                  .3750              12.0000
       287,684.26               .0350              11.9650
             7.1250             .0000              11.9650
             6.7500             .0000                2.3400
             6.7150             .0000                2.3400
             6.7150             .0000

       6635968                  .3750              16.2500
       611,645.43               .0350              16.2150
             7.5000             .0000              16.2150
             7.1250             .0000                2.3400
             7.0900             .0000                2.3400
             7.0900             .0000

       6635982                  .3750              13.3750
       263,233.45               .0350              13.3400
             7.2500             .0000              13.3400
             6.8750             .0000                2.3400
             6.8400             .0000                2.3400
             6.8400             .0000

       6635988                  .3750              13.3650
       251,752.60               .0350              13.3300
             8.6250             .0000              13.3300
             8.2500             .0000                2.3400
             8.2150             .0000                2.3400
             8.2150             .0000

       6636000                  .3750              10.2500
     1,341,045.01               .0350              10.2150
             6.6250             .0000              10.2150
             6.2500             .0000                2.3400
             6.2150             .0000                2.3400
             6.2150             .0000

       6636002                  .3750              14.5000
       517,684.34               .0350              14.4650
             8.6250             .0000              14.4650
             8.2500             .0000                2.3400
             8.2150             .0000                2.3400
             8.2150             .0000

       6636006                  .3750              10.3750
       321,802.08               .0350              10.3400
             6.7500             .0000              10.3400
             6.3750             .0000                2.3400
             6.3400             .0000                2.3400
             6.3400             .0000

       6636010                  .3750               9.8750
       310,457.63               .0350               9.8400
             6.2500             .0000               9.8400
             5.8750             .0000                2.3400
             5.8400             .0000                2.3400
             5.8400             .0000
1



       6636022                  .3750              10.1250
       409,255.56               .0350              10.0900
             6.5000             .0000              10.0900
             6.1250             .0000                2.3400
             6.0900             .0000                2.3400
             6.0900             .0000

       6636028                  .3750              15.3750
       260,097.18               .0350              15.3400
             8.6250             .0000              15.3400
             8.2500             .0000                2.3400
             8.2150             .0000                2.3400
             8.2150             .0000

       6636032                  .3750              11.8750
       457,935.93               .0350              11.8400
             8.2500             .0000              11.8400
             7.8750             .0000                2.3400
             7.8400             .0000                2.3400
             7.8400             .0000

       6636050                  .3750              10.8750
       336,275.63               .0350              10.8400
             8.5000             .0000              10.8400
             8.1250             .0000                2.3400
             8.0900             .0000                2.3400
             8.0900             .0000

       6636052                  .3750              10.1250
       217,311.48               .0350              10.0900
             7.6250             .0000              10.0900
             7.2500             .0000                2.3400
             7.2150             .0000                2.3400
             7.2150             .0000

       6636062                  .3750              10.1250
       412,422.79               .0350              10.0900
             6.5000             .0000              10.0900
             6.1250             .0000                2.3400
             6.0900             .0000                2.3400
             6.0900             .0000

       6636068                  .3750              11.0000
       622,782.52               .0350              10.9650
             7.3750             .0000              10.9650
             7.0000             .0000                2.3400
             6.9650             .0000                2.3400
             6.9650             .0000

       6636070                  .3750              10.5000
       571,426.04               .0350              10.4650
             6.8750             .0000              10.4650
             6.5000             .0000                2.3400
             6.4650             .0000                2.3400
             6.4650             .0000
1



       6636072                  .3750              11.6250
       300,205.88               .0350              11.5900
             7.5000             .0000              11.5900
             7.1250             .0000                2.3400
             7.0900             .0000                2.3400
             7.0900             .0000

       6636076                  .3750              10.6150
       435,646.49               .0350              10.5800
             8.8750             .0000              10.5800
             8.5000             .0000                2.3400
             8.4650             .0000                2.3400
             8.4650             .0000

       6636080                  .3750              12.2500
       442,833.19               .0350              12.2150
             8.8750             .0000              12.2150
             8.5000             .0000                2.3400
             8.4650             .0000                2.3400
             8.4650             .0000

       6636088                  .3750              11.2500
       318,007.60               .0350              11.2150
             7.6250             .0000              11.2150
             7.2500             .0000                2.3400
             7.2150             .0000                2.3400
             7.2150             .0000

       6636090                  .3750              10.1250
       270,007.74               .0350              10.0900
             7.2500             .0000              10.0900
             6.8750             .0000                2.3400
             6.8400             .0000                2.3400
             6.8400             .0000

       6636094                  .3750              13.5000
       469,580.64               .0350              13.4650
             7.8750             .0000              13.4650
             7.5000             .0000                3.3400
             7.4650             .0000                3.3400
             7.4650             .0000

       6636098                  .3750              12.7500
       431,561.64               .0350              12.7150
             7.1250             .0000              12.7150
             6.7500             .0000                2.3400
             6.7150             .0000                2.3400
             6.7150             .0000

       6636100                  .3750              11.5000
       461,791.63               .0350              11.4650
             6.7500             .0000              11.4650
             6.3750             .0000                2.3400
             6.3400             .0000                2.3400
             6.3400             .0000
1



       6636102                  .3750              15.3750
       237,915.08               .0350              15.3400
             7.0000             .0000              15.3400
             6.6250             .0000                2.3400
             6.5900             .0000                2.3400
             6.5900             .0000

       6636104                  .3750              11.2500
       478,053.38               .0350              11.2150
             6.8750             .0000              11.2150
             6.5000             .0000                2.3400
             6.4650             .0000                2.3400
             6.4650             .0000

       6636106                  .3750              12.7500
       273,132.61               .0350              12.7150
             7.2500             .0000              12.7150
             6.8750             .0000                2.3400
             6.8400             .0000                2.3400
             6.8400             .0000

       6636108                  .3750              12.8750
       261,827.88               .0350              12.8400
             6.8750             .0000              12.8400
             6.5000             .0000                2.3400
             6.4650             .0000                2.3400
             6.4650             .0000

       6636110                  .3750              12.0000
       332,075.42               .0350              11.9650
             6.8750             .0000              11.9650
             6.5000             .0000                2.3400
             6.4650             .0000                2.3400
             6.4650             .0000

       6636112                  .3750              13.6250
       294,257.83               .0350              13.5900
             7.3750             .0000              13.5900
             7.0000             .0000                2.5900
             6.9650             .0000                2.5900
             6.9650             .0000

       6636116                  .3750              13.2500
       328,589.38               .0350              13.2150
             7.0000             .0000              13.2150
             6.6250             .0000                2.3400
             6.5900             .0000                2.3400
             6.5900             .0000

       6636118                  .3750              13.3750
       279,328.22               .0350              13.3400
             7.0000             .0000              13.3400
             6.6250             .0000                2.3400
             6.5900             .0000                2.3400
             6.5900             .0000
1



       6636120                  .3750              12.1250
       309,435.13               .0350              12.0900
             6.5000             .0000              12.0900
             6.1250             .0000                2.3400
             6.0900             .0000                2.3400
             6.0900             .0000

       6636122                  .3750              12.3750
       581,760.88               .0350              12.3400
             6.7500             .0000              12.3400
             6.3750             .0000                2.3400
             6.3400             .0000                2.3400
             6.3400             .0000

       6636124                  .3750              12.0000
       328,552.11               .0350              11.9650
             6.3750             .0000              11.9650
             6.0000             .0000                2.3400
             5.9650             .0000                2.3400
             5.9650             .0000

       6636126                  .3750              11.8750
       292,206.52               .0350              11.8400
             6.2500             .0000              11.8400
             5.8750             .0000                2.3400
             5.8400             .0000                2.3400
             5.8400             .0000

       6636128                  .3750              12.0000
       337,512.68               .0350              11.9650
             6.3750             .0000              11.9650
             6.0000             .0000                2.3400
             5.9650             .0000                2.3400
             5.9650             .0000

       6636130                  .3750              13.0000
       511,945.53               .0350              12.9650
             6.8750             .0000              12.9650
             6.5000             .0000                2.3400
             6.4650             .0000                2.3400
             6.4650             .0000

       6636134                  .3750              13.5000
       320,722.35               .0350              13.4650
             7.8750             .0000              13.4650
             7.5000             .0000                2.3400
             7.4650             .0000                2.3400
             7.4650             .0000

       6636136                  .3750              13.3750
       605,665.25               .0350              13.3400
             7.0000             .0000              13.3400
             6.6250             .0000                2.3400
             6.5900             .0000                2.3400
             6.5900             .0000
1



       6636138                  .3750              12.2500
       411,711.78               .0350              12.2150
             6.6250             .0000              12.2150
             6.2500             .0000                2.3400
             6.2150             .0000                2.3400
             6.2150             .0000

       6636140                  .3750              12.7500
       310,653.15               .0350              12.7150
             7.1250             .0000              12.7150
             6.7500             .0000                2.3400
             6.7150             .0000                2.3400
             6.7150             .0000

       6636142                  .3750              12.5000
       275,523.65               .0350              12.4650
             6.8750             .0000              12.4650
             6.5000             .0000                2.3400
             6.4650             .0000                2.3400
             6.4650             .0000

       6636144                  .3750              12.2500
       350,760.53               .0350              12.2150
             6.6250             .0000              12.2150
             6.2500             .0000                2.3400
             6.2150             .0000                2.3400
             6.2150             .0000

       6636146                  .3750               8.3750
       296,336.16               .0350               8.3400
             6.7500             .0000               8.3400
             6.3750             .0000                2.3400
             6.3400             .0000                2.3400
             6.3400             .0000

       6636150                  .3750              12.7500
       311,083.95               .0350              12.7150
             7.1250             .0000              12.7150
             6.7500             .0000                2.3400
             6.7150             .0000                2.3400
             6.7150             .0000

       6636152                  .3750              12.6250
       401,747.02               .0350              12.5900
             7.0000             .0000              12.5900
             6.6250             .0000                2.3400
             6.5900             .0000                2.3400
             6.5900             .0000

       6636154                  .3750              12.2500
       444,457.50               .0350              12.2150
             7.1250             .0000              12.2150
             6.7500             .0000                2.3400
             6.7150             .0000                2.3400
             6.7150             .0000
1



       6636156                  .3750              16.1250
       536,143.11               .0350              16.0900
             9.0000             .0000              16.0900
             8.6250             .0000                2.4650
             8.5900             .0000                2.4650
             8.5900             .0000

       6636158                  .3750              12.8750
       631,855.16               .0350              12.8400
             7.2500             .0000              12.8400
             6.8750             .0000                2.3400
             6.8400             .0000                2.3400
             6.8400             .0000

       6636160                  .3750              12.8750
       350,457.23               .0350              12.8400
             7.2500             .0000              12.8400
             6.8750             .0000                2.3400
             6.8400             .0000                2.3400
             6.8400             .0000

       6636162                  .3750              15.6250
       172,596.24               .0350              15.5900
             7.7500             .0000              15.5900
             7.3750             .0000                2.4650
             7.3400             .0000                2.4650
             7.3400             .0000

       6636164                  .3750               9.8750
       358,024.50               .0350               9.8400
             7.1250             .0000               9.8400
             6.7500             .0000                2.3400
             6.7150             .0000                2.3400
             6.7150             .0000

       6636166                  .3750              12.6250
       261,575.08               .0350              12.5900
             7.2500             .0000              12.5900
             6.8750             .0000                2.3400
             6.8400             .0000                2.3400
             6.8400             .0000

       6636168                  .3750              13.5000
        83,730.97               .0350              13.4650
             8.8750             .0000              13.4650
             8.5000             .0000                2.3400
             8.4650             .0000                2.3400
             8.4650             .0000

       6636170                  .3750              13.5000
       259,785.28               .0350              13.4650
             7.5000             .0000              13.4650
             7.1250             .0000                2.3400
             7.0900             .0000                2.3400
             7.0900             .0000
1



       6636172                  .3750              13.2500
       233,613.48               .0350              13.2150
             6.8750             .0000              13.2150
             6.5000             .0000                2.3400
             6.4650             .0000                2.3400
             6.4650             .0000

       6636174                  .3750              14.7500
       297,395.79               .0350              14.7150
             7.2500             .0000              14.7150
             6.8750             .0000                2.3400
             6.8400             .0000                2.3400
             6.8400             .0000

       6636176                  .3750              13.2500
       197,595.59               .0350              13.2150
             8.8750             .0000              13.2150
             8.5000             .0000                2.3400
             8.4650             .0000                2.3400
             8.4650             .0000

       6636178                  .3750              11.7500
       238,524.13               .0350              11.7150
             8.5000             .0000              11.7150
             8.1250             .0000                2.3400
             8.0900             .0000                2.3400
             8.0900             .0000

       6636180                  .3750              15.0000
        88,263.09               .0350              14.9650
             6.8750             .0000              14.9650
             6.5000             .0000                2.3400
             6.4650             .0000                2.3400
             6.4650             .0000

       6636182                  .3750              14.2500
       302,118.16               .0350              14.2150
             7.0000             .0000              14.2150
             6.6250             .0000                2.3400
             6.5900             .0000                2.3400
             6.5900             .0000

       6636184                  .3750              14.5750
       233,962.47               .0350              14.5400
             7.0000             .0000              14.5400
             6.6250             .0000                2.3400
             6.5900             .0000                2.3400
             6.5900             .0000

       6636186                  .3750              13.2500
       313,763.28               .0350              13.2150
             7.6250             .0000              13.2150
             7.2500             .0000                2.4650
             7.2150             .0000                2.4650
             7.2150             .0000
1



       6636188                  .3750              14.8750
       249,084.38               .0350              14.8400
             7.5000             .0000              14.8400
             7.1250             .0000                2.3400
             7.0900             .0000                2.3400
             7.0900             .0000

       6636190                  .3750                .0000
       383,847.69               .0350               -.0350
             9.3750             .0000               -.0350
             9.0000             .0000                2.8400
             8.9650             .0000                2.8400
             8.9650             .0000

       6636192                  .3750              13.5000
       278,917.46               .0350              13.4650
             6.8750             .0000              13.4650
             6.5000             .0000                2.3400
             6.4650             .0000                2.3400
             6.4650             .0000

       6636194                  .3750              11.0000
       315,509.25               .0350              10.9650
             7.2500             .0000              10.9650
             6.8750             .0000                2.4650
             6.8400             .0000                2.4650
             6.8400             .0000

       6636196                  .3750              13.7500
       569,190.19               .0350              13.7150
             7.0000             .0000              13.7150
             6.6250             .0000                2.4650
             6.5900             .0000                2.4650
             6.5900             .0000

       6636198                  .3750              12.5000
       314,522.56               .0350              12.4650
             7.7500             .0000              12.4650
             7.3750             .0000                2.4650
             7.3400             .0000                2.4650
             7.3400             .0000

       6636200                  .3750              12.8750
       309,555.89               .0350              12.8400
             7.7500             .0000              12.8400
             7.3750             .0000                2.4650
             7.3400             .0000                2.4650
             7.3400             .0000

       6636202                  .3750              12.1250
       386,414.37               .0350              12.0900
             7.7500             .0000              12.0900
             7.3750             .0000                2.5900
             7.3400             .0000                2.5900
             7.3400             .0000
1



       6636204                  .3750              13.0000
       455,012.17               .0350              12.9650
             7.1250             .0000              12.9650
             6.7500             .0000                2.5900
             6.7150             .0000                2.5900
             6.7150             .0000

       6636206                  .3750              13.1250
       598,706.47               .0350              13.0900
             6.6250             .0000              13.0900
             6.2500             .0000                2.5900
             6.2150             .0000                2.5900
             6.2150             .0000

       6636208                  .3750              12.1250
       341,363.00               .0350              12.0900
             7.7500             .0000              12.0900
             7.3750             .0000                2.4650
             7.3400             .0000                2.4650
             7.3400             .0000

       6636210                  .3750                .0000
       183,059.79               .0350               -.0350
             6.0600             .0000               -.0350
             5.6850             .0000                1.2900
             5.6500             .0000                1.2900
             5.6500             .0000

       6636212                  .3750              14.6250
       282,559.77               .0350              14.5900
             7.1250             .0000              14.5900
             6.7500             .0000                2.3400
             6.7150             .0000                2.3400
             6.7150             .0000

       6636214                  .3750              16.0000
       333,636.62               .0350              15.9650
             9.3750             .0000              15.9650
             9.0000             .0000                2.8400
             8.9650             .0000                2.8400
             8.9650             .0000

       6636216                  .3750              14.1250
       380,132.21               .0350              14.0900
             6.8750             .0000              14.0900
             6.5000             .0000                2.3400
             6.4650             .0000                2.3400
             6.4650             .0000

       6636218                  .3750              16.2500
       399,541.30               .0350              16.2150
             7.6250             .0000              16.2150
             7.2500             .0000                2.3400
             7.2150             .0000                2.3400
             7.2150             .0000
1



       6636220                  .3750              16.0000
       544,258.13               .0350              15.9650
             7.5000             .0000              15.9650
             7.1250             .0000                2.3400
             7.0900             .0000                2.3400
             7.0900             .0000

       6636222                  .3750              15.3750
       246,733.67               .0350              15.3400
             7.1250             .0000              15.3400
             6.7500             .0000                2.5900
             6.7150             .0000                2.5900
             6.7150             .0000

       6636224                  .3750              13.2500
       109,155.36               .0350              13.2150
             7.0000             .0000              13.2150
             6.6250             .0000                2.4650
             6.5900             .0000                2.4650
             6.5900             .0000

       6636228                  .3750              14.3750
       248,116.93               .0350              14.3400
             9.1250             .0000              14.3400
             8.7500             .0000                2.5900
             8.7150             .0000                2.5900
             8.7150             .0000

       6636230                  .3750              12.5000
       929,345.69               .0350              12.4650
             6.8750             .0000              12.4650
             6.5000             .0000                2.4650
             6.4650             .0000                2.4650
             6.4650             .0000

       6636232                  .3750              11.5000
       183,346.13               .0350              11.4650
             7.0000             .0000              11.4650
             6.6250             .0000                2.4650
             6.5900             .0000                2.4650
             6.5900             .0000

       6636234                  .3750              10.3750
       903,037.97               .0350              10.3400
             7.2500             .0000              10.3400
             6.8750             .0000                2.5900
             6.8400             .0000                2.5900
             6.8400             .0000

       6636238                  .3750              11.8750
       237,203.67               .0350              11.8400
             7.6250             .0000              11.8400
             7.2500             .0000                2.4650
             7.2150             .0000                2.4650
             7.2150             .0000
1



       6636240                  .3750              13.3750
       316,694.98               .0350              13.3400
             7.0000             .0000              13.3400
             6.6250             .0000                2.3400
             6.5900             .0000                2.3400
             6.5900             .0000

       6636242                  .3750              13.8750
       324,164.20               .0350              13.8400
             7.1250             .0000              13.8400
             6.7500             .0000                2.3400
             6.7150             .0000                2.3400
             6.7150             .0000

       6636244                  .3750              14.1250
       280,540.96               .0350              14.0900
             7.5000             .0000              14.0900
             7.1250             .0000                2.3400
             7.0900             .0000                2.3400
             7.0900             .0000

       6636246                  .3750              12.3750
       281,258.15               .0350              12.3400
             6.8750             .0000              12.3400
             6.5000             .0000                2.3400
             6.4650             .0000                2.3400
             6.4650             .0000

       6636248                  .3750              12.5000
       232,473.49               .0350              12.4650
             7.6250             .0000              12.4650
             7.2500             .0000                2.0900
             7.2150             .0000                2.0900
             7.2150             .0000

       6636250                  .3750              13.6250
       729,222.65               .0350              13.5900
             6.1250             .0000              13.5900
             5.7500             .0000                1.5900
             5.7150             .0000                1.5900
             5.7150             .0000

       6636252                  .3750              16.6250
       232,729.74               .0350              16.5900
             7.5000             .0000              16.5900
             7.1250             .0000                2.8400
             7.0900             .0000                2.8400
             7.0900             .0000

       6636254                  .3750              11.1250
       152,142.70               .0350              11.0900
             6.7500             .0000              11.0900
             6.3750             .0000                2.0900
             6.3400             .0000                2.0900
             6.3400             .0000
1



       6636256                  .3750              14.3750
       204,283.07               .0350              14.3400
             5.7500             .0000              14.3400
             5.3750             .0000                1.8400
             5.3400             .0000                1.8400
             5.3400             .0000

       6636258                  .3750              14.6250
       362,098.08               .0350              14.5900
             8.5000             .0000              14.5900
             8.1250             .0000                2.3400
             8.0900             .0000                2.3400
             8.0900             .0000

       6636260                  .3750              14.7500
       201,759.65               .0350              14.7150
             7.1250             .0000              14.7150
             6.7500             .0000                2.3400
             6.7150             .0000                2.3400
             6.7150             .0000

       6636262                  .3750              13.6250
       228,889.42               .0350              13.5900
             6.7000             .0000              13.5900
             6.3250             .0000                2.0900
             6.2900             .0000                2.0900
             6.2900             .0000

       6636266                  .3750              15.5000
       247,746.01               .0350              15.4650
             7.2500             .0000              15.4650
             6.8750             .0000                2.3400
             6.8400             .0000                2.3400
             6.8400             .0000

       6636268                  .3750              15.1250
       356,494.14               .0350              15.0900
             8.8750             .0000              15.0900
             8.5000             .0000                2.3400
             8.4650             .0000                2.3400
             8.4650             .0000

       6636270                  .3750              13.7500
       200,662.15               .0350              13.7150
             7.2500             .0000              13.7150
             6.8750             .0000                2.3400
             6.8400             .0000                2.3400
             6.8400             .0000

       6636272                  .3750              13.7500
       254,946.01               .0350              13.7150
             7.2500             .0000              13.7150
             6.8750             .0000                2.3400
             6.8400             .0000                2.3400
             6.8400             .0000
1



       6636276                  .3750              12.7500
       259,376.64               .0350              12.7150
             6.8750             .0000              12.7150
             6.5000             .0000                2.2150
             6.4650             .0000                2.2150
             6.4650             .0000

       6636278                  .3750              10.5000
       282,351.30               .0350              10.4650
             7.0000             .0000              10.4650
             6.6250             .0000                2.3400
             6.5900             .0000                2.3400
             6.5900             .0000

       6636280                  .3750              11.6250
       254,869.32               .0350              11.5900
             7.8750             .0000              11.5900
             7.5000             .0000                2.5900
             7.4650             .0000                2.5900
             7.4650             .0000

       6636282                  .3750              12.3750
       263,611.81               .0350              12.3400
             7.6250             .0000              12.3400
             7.2500             .0000                2.3400
             7.2150             .0000                2.3400
             7.2150             .0000

       6636284                  .3750              10.5750
       264,533.14               .0350              10.5400
             8.5000             .0000              10.5400
             8.1250             .0000                2.3400
             8.0900             .0000                2.3400
             8.0900             .0000

       6636286                  .3750               9.3750
       506,926.94               .0350               9.3400
             7.0000             .0000               9.3400
             6.6250             .0000                2.3400
             6.5900             .0000                2.3400
             6.5900             .0000

       6636288                  .3750              11.5000
       373,404.34               .0350              11.4650
             7.6250             .0000              11.4650
             7.2500             .0000                2.4650
             7.2150             .0000                2.4650
             7.2150             .0000

       6636290                  .3750              11.1250
        73,255.36               .0350              11.0900
             6.5000             .0000              11.0900
             6.1250             .0000                2.4650
             6.0900             .0000                2.4650
             6.0900             .0000
1



       6636292                  .3750              13.8750
       366,314.99               .0350              13.8400
             8.2500             .0000              13.8400
             7.8750             .0000                2.3400
             7.8400             .0000                2.3400
             7.8400             .0000

       6636296                  .3750              13.5000
       264,499.14               .0350              13.4650
             7.8750             .0000              13.4650
             7.5000             .0000                2.3400
             7.4650             .0000                2.3400
             7.4650             .0000

       6636298                  .3750              12.6250
       283,548.76               .0350              12.5900
             7.0000             .0000              12.5900
             6.6250             .0000                2.3400
             6.5900             .0000                2.3400
             6.5900             .0000

       6636300                  .3750              12.7500
       309,615.00               .0350              12.7150
             7.0000             .0000              12.7150
             6.6250             .0000                2.3400
             6.5900             .0000                2.3400
             6.5900             .0000

       6636302                  .3750              12.6250
       247,147.45               .0350              12.5900
             7.1250             .0000              12.5900
             6.7500             .0000                2.3400
             6.7150             .0000                2.3400
             6.7150             .0000

       6636304                  .3750              13.5000
       372,583.84               .0350              13.4650
             7.8750             .0000              13.4650
             7.5000             .0000                2.3400
             7.4650             .0000                2.3400
             7.4650             .0000

       6636306                  .3750              13.1250
       341,582.22               .0350              13.0900
             7.1250             .0000              13.0900
             6.7500             .0000                2.3400
             6.7150             .0000                2.3400
             6.7150             .0000

       6636308                  .3750              13.2500
       317,627.68               .0350              13.2150
             7.6250             .0000              13.2150
             7.2500             .0000                2.3400
             7.2150             .0000                2.3400
             7.2150             .0000
1



       6636310                  .3750              12.5000
        48,262.17               .0350              12.4650
             7.0000             .0000              12.4650
             6.6250             .0000                2.3400
             6.5900             .0000                2.3400
             6.5900             .0000

       6636312                  .3750              11.7500
       266,103.58               .0350              11.7150
             7.0000             .0000              11.7150
             6.6250             .0000                2.3400
             6.5900             .0000                2.3400
             6.5900             .0000

       6636314                  .3750              13.3750
       273,573.25               .0350              13.3400
             7.7500             .0000              13.3400
             7.3750             .0000                2.3400
             7.3400             .0000                2.3400
             7.3400             .0000

       6636316                  .3750              12.5000
       450,729.17               .0350              12.4650
             7.0000             .0000              12.4650
             6.6250             .0000                2.3400
             6.5900             .0000                2.3400
             6.5900             .0000

       6636318                  .3750              12.8750
       260,173.61               .0350              12.8400
             6.8750             .0000              12.8400
             6.5000             .0000                2.3400
             6.4650             .0000                2.3400
             6.4650             .0000

       6636320                  .3750              12.8750
       462,518.77               .0350              12.8400
             7.2500             .0000              12.8400
             6.8750             .0000                2.3400
             6.8400             .0000                2.3400
             6.8400             .0000

       6636322                  .3750              12.8750
       284,792.52               .0350              12.8400
             7.2500             .0000              12.8400
             6.8750             .0000                2.3400
             6.8400             .0000                2.3400
             6.8400             .0000

       6636324                  .3750              13.1250
       364,738.61               .0350              13.0900
             7.5000             .0000              13.0900
             7.1250             .0000                2.3400
             7.0900             .0000                2.3400
             7.0900             .0000
1



       6636330                  .3750              13.2500
       311,870.64               .0350              13.2150
             7.6250             .0000              13.2150
             7.2500             .0000                2.3400
             7.2150             .0000                2.3400
             7.2150             .0000

       6636332                  .3750              12.8750
       436,209.91               .0350              12.8400
             6.8750             .0000              12.8400
             6.5000             .0000                2.3400
             6.4650             .0000                2.3400
             6.4650             .0000

       6636334                  .3750              12.7500
       383,887.48               .0350              12.7150
             6.8750             .0000              12.7150
             6.5000             .0000                2.3400
             6.4650             .0000                2.3400
             6.4650             .0000

       6636336                  .3750              12.5000
       465,014.66               .0350              12.4650
             6.8750             .0000              12.4650
             6.5000             .0000                2.3400
             6.4650             .0000                2.3400
             6.4650             .0000

       6636338                  .3750              13.5000
       325,600.01               .0350              13.4650
             7.8750             .0000              13.4650
             7.5000             .0000                2.3400
             7.4650             .0000                2.3400
             7.4650             .0000

       6636340                  .3750              13.8750
       273,278.80               .0350              13.8400
             7.0000             .0000              13.8400
             6.6250             .0000                2.3400
             6.5900             .0000                2.3400
             6.5900             .0000

       6636342                  .3750              13.7500
       490,365.91               .0350              13.7150
             8.1250             .0000              13.7150
             7.7500             .0000                2.3400
             7.7150             .0000                2.3400
             7.7150             .0000

       6636344                  .3750              13.6250
       393,007.28               .0350              13.5900
             7.0000             .0000              13.5900
             6.6250             .0000                2.3400
             6.5900             .0000                2.3400
             6.5900             .0000
1



       6636346                  .3750              12.8750
       275,396.83               .0350              12.8400
             7.0000             .0000              12.8400
             6.6250             .0000                2.3400
             6.5900             .0000                2.3400
             6.5900             .0000

       6636348                  .3750              13.3750
       267,274.51               .0350              13.3400
             7.7500             .0000              13.3400
             7.3750             .0000                2.3400
             7.3400             .0000                2.3400
             7.3400             .0000

       6636350                  .3750              13.0000
       363,406.02               .0350              12.9650
             7.0000             .0000              12.9650
             6.6250             .0000                2.3400
             6.5900             .0000                2.3400
             6.5900             .0000

       6636352                  .3750              12.7500
       310,614.32               .0350              12.7150
             7.1250             .0000              12.7150
             6.7500             .0000                2.3400
             6.7150             .0000                2.3400
             6.7150             .0000

       6636354                  .3750              12.6250
       353,255.53               .0350              12.5900
             7.0000             .0000              12.5900
             6.6250             .0000                2.3400
             6.5900             .0000                2.3400
             6.5900             .0000

       6636356                  .3750              12.7500
       459,260.81               .0350              12.7150
             7.1250             .0000              12.7150
             6.7500             .0000                2.3400
             6.7150             .0000                2.3400
             6.7150             .0000

       6636358                  .3750              12.8750
       474,594.12               .0350              12.8400
             7.2500             .0000              12.8400
             6.8750             .0000                2.3400
             6.8400             .0000                2.3400
             6.8400             .0000

       6636360                  .3750              12.8750
       356,664.35               .0350              12.8400
             7.2500             .0000              12.8400
             6.8750             .0000                2.3400
             6.8400             .0000                2.3400
             6.8400             .0000
1



       6636362                  .3750              12.8750
       416,906.83               .0350              12.8400
             7.2500             .0000              12.8400
             6.8750             .0000                2.3400
             6.8400             .0000                2.3400
             6.8400             .0000

       6636364                  .3750              11.8750
       285,607.19               .0350              11.8400
             6.2500             .0000              11.8400
             5.8750             .0000                2.3400
             5.8400             .0000                2.3400
             5.8400             .0000

       6636366                  .3750              12.3750
       621,113.59               .0350              12.3400
             6.7500             .0000              12.3400
             6.3750             .0000                2.3400
             6.3400             .0000                2.3400
             6.3400             .0000

       6636368                  .3750              12.8750
       288,498.38               .0350              12.8400
             7.2500             .0000              12.8400
             6.8750             .0000                2.3400
             6.8400             .0000                2.3400
             6.8400             .0000

       6636370                  .3750              13.1250
       260,151.59               .0350              13.0900
             8.1250             .0000              13.0900
             7.7500             .0000                2.8400
             7.7150             .0000                2.8400
             7.7150             .0000

       6636372                  .3750              11.8750
       311,669.83               .0350              11.8400
             9.3750             .0000              11.8400
             9.0000             .0000                2.8400
             8.9650             .0000                2.8400
             8.9650             .0000

       6636374                  .3750              11.8750
       397,671.22               .0350              11.8400
             6.7500             .0000              11.8400
             6.3750             .0000                2.3400
             6.3400             .0000                2.3400
             6.3400             .0000

       6636376                  .3750              11.0000
       245,277.11               .0350              10.9650
             6.2500             .0000              10.9650
             5.8750             .0000                1.5900
             5.8400             .0000                1.5900
             5.8400             .0000
1



       6636378                  .3750              12.3750
       324,306.93               .0350              12.3400
             8.1250             .0000              12.3400
             7.7500             .0000                2.8400
             7.7150             .0000                2.8400
             7.7150             .0000

       6636380                  .3750               9.2500
       257,108.66               .0350               9.2150
             6.7500             .0000               9.2150
             6.3750             .0000                2.3400
             6.3400             .0000                2.3400
             6.3400             .0000

       6636382                  .3750              11.6250
       281,800.59               .0350              11.5900
             6.8750             .0000              11.5900
             6.5000             .0000                2.3400
             6.4650             .0000                2.3400
             6.4650             .0000

       6636384                  .3750              11.1250
       249,968.80               .0350              11.0900
             7.5000             .0000              11.0900
             7.1250             .0000                2.3400
             7.0900             .0000                2.3400
             7.0900             .0000

       6636386                  .3750               9.1250
       315,352.78               .0350               9.0900
             7.2500             .0000               9.0900
             6.8750             .0000                2.3400
             6.8400             .0000                2.3400
             6.8400             .0000

       6636388                  .3750              13.1250
       437,280.44               .0350              13.0900
             7.0000             .0000              13.0900
             6.6250             .0000                2.3400
             6.5900             .0000                2.3400
             6.5900             .0000

       6636390                  .3750              13.0000
       452,492.01               .0350              12.9650
             7.0000             .0000              12.9650
             6.6250             .0000                2.3400
             6.5900             .0000                2.3400
             6.5900             .0000

       6636392                  .3750              10.8750
       413,284.70               .0350              10.8400
             6.8750             .0000              10.8400
             6.5000             .0000                2.3400
             6.4650             .0000                2.3400
             6.4650             .0000
1



       6636394                  .3750              13.0000
       288,524.57               .0350              12.9650
             7.3750             .0000              12.9650
             7.0000             .0000                2.3400
             6.9650             .0000                2.3400
             6.9650             .0000

       6636396                  .3750              12.3750
       969,774.12               .0350              12.3400
             6.7500             .0000              12.3400
             6.3750             .0000                2.3400
             6.3400             .0000                2.3400
             6.3400             .0000

       6636398                  .3750              13.5000
       344,356.98               .0350              13.4650
             7.8750             .0000              13.4650
             7.5000             .0000                2.3400
             7.4650             .0000                2.3400
             7.4650             .0000

       6651824                  .3750              17.6250
       118,402.92               .0350              17.5900
             7.6250             .0000              17.5900
             7.2500             .0000                2.3900
             7.2150             .0000                2.3900
             7.2150             .0000

       6651826                  .3750              10.7500
       264,828.74               .0350              10.7150
             6.8750             .0000              10.7150
             6.5000             .0000                2.3400
             6.4650             .0000                2.3400
             6.4650             .0000

  TOTAL NUMBER OF LOANS:      283
  TOTAL BALANCE........:         80,300,496.75


  RUN ON     : 01/08/02            RFC DISCLOSURE SYSTEM      RFFSDARM-01
  AT         : 09.27.53            INITIAL SECURITY FEES      AMORTIZED BALANCE
  SERIES     : RAMP 2001-RM2 ARM     ARM SUMMARY REPORT       CUTOFF : 12/01/01
  POOL       : 0004562
             :
             :
  POOL STATUS: F

                                   WEIGHTED AVERAGES    FROM        TO
  ----------------------------------------------------------------------------
  CURR NOTE RATE                       7.3285            4.6000     11.8750
  RFC NET RATE                         6.9544            4.2250     11.3750
  NET MTG RATE(INVSTR RATE)            6.9155            4.1900     11.3400
  POST STRIP RATE                      6.9155            4.1900     11.3400
  SUB SERV FEE                          .3740             .2500       .5000
  MSTR SERV FEE                         .0389              .0350      .7050
  ALL EXP                               .0000             .0000       .0000
  MISC EXP                              .0000             .0000       .0000
  SPREAD                                .0000             .0000       .0000
  STRIP                                 .0000             .0000       .0000
  RFC NET CEILING(MX RFC NET RT)      12.5831             .0000     18.2500
  MAX NET MTG RT(MAX INV RT)          12.5442            -.0350     18.2150
  MAX POST STRIP RATE                 12.5442            -.0350     18.2150
  INV RATE MARGIN                      2.4177             .2100      6.3400
  POST STRIP MARGIN                    2.4177             .2100      6.3400







  TOTAL NUMBER OF LOANS:   283
  TOTAL BALANCE........:    80,300,496.75


                             ***************************
                             *      END OF REPORT      *
                             ***************************
  RUN ON     : 01/08/02           RFC DISCLOSURE SYSTEM       RFFSD175-01
  AT         : 09.27.53        NONFIXED RATE LOAN LISTING     AMORTIZED BALANCE
  SERIES     : RAMP 2001-RM2 ARM                              CUTOFF : 12/01/01
  POOL       : 0004562
             :
             :
  POOL STATUS: F

  RFC LOAN #                      ORIG RATE       ORIGINAL BAL    MAX NEG AM
  MORTGAGOR NAME                  CURR RATE       PRINCIPAL BAL   LN FEATURE
  CURR NET                                        ORIGINAL P+I    # OF UNITS
  NOTE CEILING                                    CURRENT P+I     LTV
  CITY           STATE  ZIP       NET CEILING     NOTE DATE
  SERVICER LOAN #                 NOTE FLOOR      1ST PMT DT      MI CO CODE
  SELLER LOAN #                   NET FLOOR       MATURITY DT     MI CVG
  INVSTR LOAN #                   GROSS MARGIN    1ST INTCHGDT    NXT INTCHGDT
  S/S CODE                        NET MARGIN      1ST PMTCHGDT    NXT PMTCHGDT
  INT CHG PRIOR DAYS              1ST YR FLR      PMT CAP INCR    PMT CAP DECR
  PMT TYPE                        1ST YR CEIL     INT FREQ MOS    PMT FREQ MOS
  ORIG TERM                       ADJ INDEX       PERIOD INCR     PERIOD DECR
  NOTE LF INCR                    RND NOTE TYPE   RND NOTE METH   RND NOTE FCTR
  NET LF INCR                     RND NET TYPE    RND NET METH    RND NET FCTR
  NOTE LF DECR                    LOAN PURP       CNVRT CODE      FROM WINDOW
  NET LF DECR                     PROP TYPE       CNVT INDEX      TO WINDOW
                                  OCCP CODE       CNVT MARGIN
  ______________________________________________________________________________


    3728821                           8.8750        102,000.00        100
    STRAWN              DAN           8.8750        100,829.01         ZZ
                                      8.6250            713.20         1
                                     13.5000            809.41         77
    VALE            OR    97918      13.2500       08/17/00
    7844806                            .0000       10/01/00            00
    0400200820                         .0000       09/01/30            0
    0                                 5.2500       09/01/01        09/01/02
    T14/W60                           5.0000       10/01/01        10/01/02
      45                              5.5000          .0000           .0000
    A                                 9.5000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3741192                           8.7500        180,000.00        100
    FOGUTH              JOHN          8.7500        177,778.64         T
                                      8.3750          1,416.07         1
                                     14.7500          1,416.07         80
    BELLAIRE        MI    49615      14.3750       03/07/00
    382820                             .0000       05/01/00            00
    382820                             .0000       04/01/30            0
    0                                 3.0000       04/01/03        04/01/03
1


    B76/B76                           2.6250       05/01/03        05/01/03
      45                              6.7500          .0000           .0000
    A                                10.7500           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    3790376                           8.2500        181,500.00        100
    HEMP                ANNETTE       8.2500        179,404.75         ZZ
                                      8.0000          1,207.52         1
                                     13.0000          1,360.51         83
    MAPLETON        IL    61547      12.7500       08/31/00
    7846686                            .0000       11/01/00            23
    0400252417                         .0000       10/01/30            0
    0                                 4.7500       10/01/01        10/01/02
    T14/W60                           4.5000       11/01/01        11/01/02
      45                              5.0000          .0000           .0000
    A                                 9.0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4129110                           6.3750         19,000.00        100
    WILLS               WOODROW       6.3750         12,482.10         ZZ
                                      5.8750            165.00         1
                                     15.6250            121.47         95
    ELWOOD          IN    46036      15.1250       04/09/84
    0009073860                        4.1250       06/01/84            00
    0009073860                        3.6250       05/01/14            0
    0                                 2.5000       05/01/85        05/01/02
    W29/N60                           2.0000       06/01/85        06/01/02
       1                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       5.7500                           S              U              .1250
        .0000                           S              U              .1250
       5.7500                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4129120                           7.2500         77,631.18        100
    HILTUNEN            ERIC          7.2500         60,982.50         ZZ
                                      6.7500            717.12         1
                                     17.2500            587.04         65
    CANAAN          NH    03741      16.7500       11/12/98
1


    0009095157                         .0000       12/01/98            00
    0009095157                         .0000       08/01/15            0
    0                                 3.0000       08/01/99        08/01/02
    W29/N60                           2.5000       09/01/99        09/01/02
      45                              9.2500          .0000           .0000
    A                                13.2500           12             12
      201                               1            2.0000          2.0000
       8.8750                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4129542                           8.5900         39,000.00        100
    KARAM               CASH          8.5900         27,693.06         ZZ
                                      8.0900            401.16         1
                                     18.0000            294.27        100
    EL PASO         TX    79925      17.5000       12/31/84
    0320139553                         .0000       02/01/85            00
    0320139553                         .0000       01/01/15            0
    0                                 2.5000       01/01/86        01/01/02
    W29/N60                           2.0000       02/01/86        02/01/02
       1                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1             .0000           .0000
       6.0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4129543                           8.5900         39,000.00        100
    KARAM               CASH          8.5900         27,775.04         ZZ
                                      8.0900            401.16         1
                                     18.0000            295.53        100
    EL PASO         TX    79925      17.5000       12/31/84
    0320139587                         .0000       02/01/85            00
    0320139587                         .0000       01/01/15            0
    0                                 2.5000       01/01/86        01/01/02
    W29/N60                           2.0000       02/01/86        02/01/02
       1                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1             .0000           .0000
       6.0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           4              00          00/00/00
        .0000                           09             0           00/00/00
                                        N             .0000


    4129544                           8.5900         39,000.00        100
    KARAM               CASH          8.5900         26,736.07         ZZ
1


                                      8.0900            401.16         1
                                     18.0000            294.25        100
    EL PASO         TX    79925      17.5000       12/31/84
    0320139629                         .0000       02/01/85            00
    0320139629                         .0000       01/01/15            0
    0                                 2.5000       01/01/86        01/01/02
    W29/N60                           2.0000       02/01/86        02/01/02
       1                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1             .0000           .0000
       6.0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4129545                           8.5900         39,000.00        100
    KARAM               CASH          8.5900         27,768.22         ZZ
                                      8.0900            401.16         1
                                     18.0000            295.61        100
    EL PASO         TX    79925      17.5000       12/31/84
    0320139652                         .0000       02/01/85            00
    0320139652                         .0000       01/01/15            0
    0                                 2.5000       01/01/86        01/01/02
    W29/N60                           2.0000       02/01/86        02/01/02
       1                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1             .0000           .0000
       6.0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4129546                           8.5900         39,000.00        100
    KARAM               CASH          8.5900         27,826.25         ZZ
                                      8.0900            401.16         1
                                     18.0000            295.68        100
    EL PASO         TX    79925      17.5000       12/31/84
    0320139686                         .0000       02/01/85            00
    0320139686                         .0000       01/01/15            0
    0                                 2.5000       01/01/86        01/01/02
    W29/N60                           2.0000       02/01/86        02/01/02
       1                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1             .0000           .0000
       6.0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000
1




    4129547                           8.5900         39,000.00        100
    KARAM               INVESTMEN     8.5900         26,850.94         ZZ
                                      8.0900            401.16         1
                                     18.0000            285.32        100
    EL PASO         TX    79925      17.5000       12/31/84
    0320139744                         .0000       02/01/85            00
    0320139744                         .0000       01/01/15            0
    0                                 2.5000       01/01/86        01/01/02
    W29/N60                           2.0000       02/01/86        02/01/02
       1                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1             .0000           .0000
       6.0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4129549                           8.5900         39,000.00        100
    KARAM               CASH          8.5900         27,947.03         ZZ
                                      8.0900            401.16         1
                                     18.0000            296.97        100
    EL PASO         TX    79925      17.5000       12/31/84
    0320139769                         .0000       02/01/85            00
    0320139769                         .0000       01/01/15            0
    0                                 2.5000       01/01/86        01/01/02
    W29/N60                           2.0000       02/01/86        02/01/02
       1                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1             .0000           .0000
       6.0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           09             0           00/00/00
                                        N             .0000


    4129550                           8.5900         39,000.00        100
    KARAM               CASH          8.5900         27,957.04         ZZ
                                      8.0900            401.16         1
                                     18.0000            297.07        100
    EL PASO         TX    79925      17.5000       12/31/84
    0320139777                         .0000       02/01/85            00
    0320139777                         .0000       01/01/15            0
    0                                 2.5000       01/01/86        01/01/02
    W29/N60                           2.0000       02/01/86        02/01/02
       1                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1             .0000           .0000
       6.0000                           X              X              .0000
        .0000                           X              X              .0000
1


        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4129551                           8.5900         39,000.00        100
    KARAM               INVESTMEN     8.5900         27,055.76         ZZ
                                      8.0900            401.16         1
                                     18.0000            287.50        100
    EL PASO         TX    79925      17.5000       12/31/84
    0320139793                         .0000       02/01/85            00
    0320139793                         .0000       01/01/15            0
    0                                 2.5000       01/01/86        01/01/02
    W29/N60                           2.0000       02/01/86        02/01/02
       1                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1             .0000           .0000
       6.0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4130266                           9.7500         49,600.00        100
    DAMERON             BARBARA       9.7500         49,033.95         ZZ
                                      9.2500            426.15         2
                                     15.7500            426.53         80
    LORAIN          OH    44055      15.2500       11/12/99
    0533156720                        9.7500       01/01/00            00
    0533156720                        9.2500       12/01/29            0
    0                                 4.5000       12/01/00        12/01/02
    W29/N60                           4.0000       01/01/01        01/01/03
      45                              9.7500          .0000           .0000
    A                                11.7500           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              U              .1250
        .0000                           S              U              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4130267                           9.7500         49,600.00        100
    DAMERON             BARBARA       9.7500         49,033.95         ZZ
                                      9.2500            426.15         2
                                     15.7500            426.53         80
    LORAIN          OH    44052      15.2500       11/12/99
    0533156724                        9.7500       01/01/00            00
    0533156724                        9.2500       12/01/29            0
    0                                 4.5000       12/01/00        12/01/02
    W29/N60                           4.0000       01/01/01        01/01/03
      45                              9.7500          .0000           .0000
    A                                11.7500           12             12
1


      360                               1            2.0000          2.0000
       6.0000                           S              U              .1250
        .0000                           S              U              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4130466                           7.6250         58,800.00        100
    SHEPHERD            ERIK          7.6250         57,563.59         ZZ
                                      7.1250            381.38         2
                                     12.7500            416.28         80
    CLEVELAND       OH    44108      12.2500       08/27/99
    0666393116                        6.7500       10/01/99            00
    0666393116                        6.2500       09/01/29            0
    0                                 4.0000       09/01/00        09/01/02
    W29/N60                           3.5000       10/01/00        10/01/02
      45                              6.7500          .0000           .0000
    A                                 8.7500           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              U              .1250
        .0000                           S              U              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4130628                           7.0000         60,796.00        100
    MURRAY              MARK          7.0000         56,654.69         ZZ
                                      6.5000            404.48         1
                                     13.0000            406.65         79
    FAYETTEVILLE    OH    45118      12.5000       11/30/95
    0983768964                        7.0000       01/01/96            00
    0983768964                        6.5000       12/01/25            0
    0                                 3.0000       12/01/96        12/01/02
    W29/N60                           2.5000       01/01/97        01/01/03
      45                              7.0000          .0000           .0000
    A                                 9.0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              U              .1250
        .0000                           S              U              .1250
        .0000                           1              00          00/00/00
        .0000                           27             0           00/00/00
                                        O             .0000


    4291172                           9.1200        300,000.00        100
    VOUTSAS             PETER         9.1200        279,944.47         ZZ
                                      8.6200          2,021.16         1
                                     12.1250          2,397.23         53
    KULA            HI    96790      11.6250       12/08/95
    7865520                            .0000       02/01/96            00
    0899019939                         .0000       01/01/26            0
    0                                 3.0000       01/01/01        01/01/02
1


    Q72/W60                           2.5000       02/01/01        02/01/02
      45                              5.1250          .0000           .0000
    A                                 9.1250           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              01          01/08/97
        .0000                           05             E           12/08/00
                                        O             .5000


    4507392                           8.0000        167,000.00        100
    SIMPSON             MARK          8.0000        162,457.70         ZZ
                                      7.7500          1,225.39         1
                                     13.0000          1,225.39        100
    HILTON HEAD IS  SC    29928      12.7500       11/04/98
    0161410018                         .0000       01/01/99            23
    0161410018                         .0000       12/01/28            0
    0                                 3.2500       12/01/03        12/01/03
    926/926                           3.0000       01/01/04        01/01/04
      45                              3.2500          .0000           .0000
    A                                13.0000           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4689101                           7.7500         46,000.00        100
    GOUGH               DENNIS        7.7500         33,743.18         ZZ
                                      7.2500            473.16         1
                                     17.0000            345.19         90
    DEARING         GA    30808      16.5000       10/24/84
    0001031137                         .0000       12/01/84            14
    0001031137                         .0000       11/01/14           25
    0                                 3.0000       11/01/85        11/01/02
    W29/N60                           2.5000       12/01/85        12/01/02
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            1.5000          1.5000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              01          11/01/85
        .0000                           27             D           11/01/87
                                        N             .5000


    4921502                           8.0000        321,900.00        100
    HART                PATRICK       8.0000        308,683.60         ZZ
                                      7.6250          2,361.99         1
                                     13.0000          2,361.99         70
    KIRKLAND        WA    98033      12.6250       08/20/97
1


    0000154302                         .0000       10/01/97            00
    0000154302                         .0000       09/01/27            0
    0                                 3.1250       09/01/02        09/01/02
    230/230                           2.7500       10/01/02        10/01/02
      45                              6.0000          .0000           .0000
    A                                10.0000           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           08             0           00/00/00
                                        N             .0000


    4921550                           6.6250        165,750.00        100
    JAMSEK              JAMES         6.6250        158,115.34         ZZ
                                      6.2500          1,061.32         1
                                     11.6250          1,061.32         95
    RENTON          WA    98056      11.2500       01/06/98
    0000163772                         .0000       03/01/98            00
    0000163772                         .0000       02/01/28            0
    0                                 2.7500       02/01/03        02/01/03
    230/230                           2.3750       03/01/03        03/01/03
      45                              4.6250          .0000           .0000
    A                                 8.6250           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              01          02/06/99
        .0000                           05             E           01/06/03
                                        O             .6250


    4921673                           7.6250        392,800.00        100
    PATTERSON           MARVIN        7.6250        362,565.26         ZZ
                                      7.2500          2,780.22         1
                                     12.6250          2,780.22         80
    MUKILTEO        WA    98275      12.2500       10/15/99
    0000189042                         .0000       12/01/99            00
    0000189042                         .0000       11/01/29            0
    0                                 2.8750       11/01/04        11/01/04
    230/230                           2.5000       12/01/04        12/01/04
      45                              5.6250          .0000           .0000
    A                                 9.6250           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4934289                          10.3750         90,270.00        100
    HARDING             DOUGLAS      10.3750         88,402.18         ZZ
1


                                      9.8750            750.82         1
                                     15.3750            815.30         85
    WICHITA         KS    67212      14.8750       09/08/98
    0001721687                        9.3750       11/01/98            00
    0001721687                        8.8750       10/01/28            0
    0                                 4.1250       10/01/00        10/01/02
    Q72/W10                           3.6250       11/01/00        11/01/02
      45                              7.3750          .0000           .0000
    A                                11.3750           24             24
      360                               2A           2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4934307                          10.8750        108,000.00        100
    SMITH               KATHERINE    10.8750        106,106.43         ZZ
                                     10.3750            927.89         1
                                     15.7500          1,015.71         80
    FOWLER          MI    48835      15.2500       12/30/98
    0001722461                        9.7500       02/01/99            00
    0001722461                        9.2500       01/01/29            0
    0                                 4.8750       01/01/01        01/01/03
    Q72/W10                           4.3750       02/01/01        02/01/03
      45                              7.7500          .0000           .0000
    A                                11.7500           24             24
      360                               2A           2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5035880                           7.6250        135,200.00        100
    POLK                GERALD        7.6250        132,927.49         ZZ
                                      7.3750            886.35         1
                                     12.7500            974.69        101
    HUDSON          WI    54016      12.5000       05/11/98
    0400065892                         .0000       07/01/98            23
    0400065892                         .0000       06/01/28            0
    0                                 3.5000       06/01/99        06/01/02
    E82/U57                           3.2500       07/01/99        07/01/02
      45                              4.7500          .0000           .0000
    A                                 8.7500           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              01          06/01/99
        .0000                           05             E           06/01/03
                                        O             .6250
1




    5035881                           8.0000        144,000.00        100
    MALONGA             SYLVERE       8.0000        140,969.31         ZZ
                                      7.7500          1,218.34         1
                                     12.7500          1,070.00        101
    BOLINGBROOK     IL    60440      12.5000       04/30/98
    0400074423                         .0000       06/01/98            23
    0400074423                         .0000       05/01/28            0
    0                                 3.5000       05/01/99        05/01/02
    E82/U57                           3.2500       06/01/99        06/01/02
      45                              4.7500          .0000           .0000
    A                                 8.7500           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              01          05/01/99
        .0000                           05             E           05/01/03
                                        O             .6250


    5035885                           9.3750        154,050.00        100
    HAND                DUANE         9.3750        152,920.47         ZZ
                                      9.1250          1,212.04         1
                                     15.5000          1,297.41         98
    GREENFIELD      WI    53221      15.2500       02/11/99
    0400135026                         .0000       04/01/99            23
    0400135026                         .0000       03/01/29            0
    0                                 4.5000       03/01/00        03/01/02
    E82/U57                           4.2500       04/01/00        04/01/02
      45                              7.5000          .0000           .0000
    A                                11.5000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           4              01          04/01/99
        .0000                           05             E           03/01/29
                                        O            1.2500


    5035889                           7.7500        184,000.00        100
    LOVEJOY             RONALD        7.7500        180,468.46         ZZ
                                      7.5000          1,088.43         1
                                     11.8750          1,327.29         98
    SOMERSET TOWNS  WI    54026      11.6250       02/26/99
    0400172953                         .0000       04/01/99            23
    0400172953                         .0000       03/01/29            0
    0                                 2.8750       03/01/00        03/01/02
    E82/U57                           2.6250       04/01/00        04/01/02
      45                              3.8750          .0000           .0000
    A                                 7.8750           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           4              01          03/01/00
        .0000                           05             E           03/01/04
                                        O            1.1250


    5035890                           7.3750        240,000.00        100
    SHIN                JOHN          7.3750        235,976.51         ZZ
                                      7.1250          1,437.76         1
                                     11.8750          1,673.16         78
    EAGAN           MN    55121      11.6250       04/02/99
    0400176657                         .0000       06/01/99            00
    0400176657                         .0000       05/01/29            0
    0                                 2.8750       05/01/00        05/01/02
    E82/U57                           2.6250       06/01/00        06/01/02
      45                              3.8750          .0000           .0000
    A                                 7.8750           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           4              01          05/01/00
        .0000                           05             E           05/01/04
                                        O            1.1250


    5055146                           6.6250        176,500.00        100
    BERLINER            GARY          6.6250        166,910.74         ZZ
                                      6.2500          1,130.15         1
                                     11.6250          1,130.15         90
    CUMMING         GA    30040      11.2500       01/28/98
    0010372878                         .0000       03/01/98            04
    3346985                            .0000       02/01/28           25
    0                                 2.7500       02/01/03        02/01/03
    070/G61                           2.3750       03/01/03        03/01/03
      45                              3.6250          .0000           .0000
    A                                 9.6250           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              01          03/01/99
        .0000                           03             N           02/01/03
                                        O             .2500


    5105827                           6.7500        155,400.00        100
    CANNON              THOMAS        6.7500        151,665.36         ZZ
                                      6.3750          1,007.92         1
                                     11.7500          1,007.92         80
    ACWORTH         GA    30101      11.3750       09/07/99
    0010373280                         .0000       11/01/99            00
    0005068325                         .0000       10/01/29            0
    0                                 2.7500       10/01/04        10/01/04
    F32/J77                           2.3750       11/01/04        11/01/04
      45                              3.7500          .0000           .0000
    A                                 9.7500           12             12
1


      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              01          09/08/99
        .0000                           03             N           10/01/04
                                        O             .2500


    5105829                           6.7500        240,390.40        100
    PRINCE              WALTER        6.7500        233,408.90         ZZ
                                      6.3750          1,574.51         1
                                     11.7500          1,574.51         80
    WOODSTOCK       GA    30188      11.3750       06/25/99
    0010373215                         .0000       08/01/99            14
    0005076294                         .0000       08/01/28           25
    0                                 2.7500       08/01/03        08/01/03
    F32/J77                           2.3750       09/01/03        09/01/03
      45                              3.7500          .0000           .0000
    A                                 9.7500           12             12
      349                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           4              01          09/01/00
        .0000                           03             D           08/01/04
                                        O             .2500


    5105830                           6.3750        166,800.00        100
    PICKLE              LINDSEY       6.3750        161,609.01         ZZ
                                      6.0000          1,040.61         1
                                     11.3750          1,040.61         90
    MARIETTA        GA    30062      11.0000       04/15/99
    0010373173                         .0000       06/01/99            04
    0005080486                         .0000       05/01/29           25
    0                                 2.7500       05/01/04        05/01/04
    F32/J77                           2.3750       06/01/04        06/01/04
      45                              3.3750          .0000           .0000
    A                                 9.3750           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              01          04/16/99
        .0000                           03             N           04/01/04
                                        O             .2500


    5105831                           6.3750        178,800.00        100
    HADIKAPOURCHALI     SIROUS        6.3750        173,039.66         ZZ
                                      6.0000          1,115.48         1
                                     11.3750          1,115.48         80
    DECATUR         GA    30033      11.0000       03/16/99
    0010373306                         .0000       05/01/99            00
    0005080643                         .0000       04/01/29            0
    0                                 2.7500       04/01/04        04/01/04
1


    F32/J77                           2.3750       05/01/04        05/01/04
      45                              3.3750          .0000           .0000
    A                                 9.3750           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              01          03/17/99
        .0000                           05             N           04/01/04
                                        O             .2500


    5105832                           7.6250        200,000.00        100
    PERRY               DAVID         7.6250        195,750.97         ZZ
                                      7.2500          1,415.59         1
                                     12.6250          1,415.59         80
    CLARKSVILLE     GA    30523      12.2500       09/02/99
    0010373314                         .0000       10/01/99            00
    0005109012                         .0000       09/01/29            0
    0                                 2.7500       09/01/04        09/01/04
    F32/J77                           2.3750       10/01/04        10/01/04
      45                              4.6250          .0000           .0000
    A                                10.6250           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              01          10/01/00
        .0000                           03             N           09/01/04
                                        O             .2500


    5105833                           6.3750        110,200.00        100
    DEE                 PAMELA        6.3750        106,999.93         ZZ
                                      6.0000            687.50         1
                                     11.3750            687.50         78
    ACWORTH         GA    30101      11.0000       06/11/99
    0010373322                         .0000       08/01/99            00
    0005113998                         .0000       07/01/29            0
    0                                 2.7500       07/01/04        07/01/04
    F32/J77                           2.3750       08/01/04        08/01/04
      45                              3.3750          .0000           .0000
    A                                 9.3750           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              01          08/01/00
        .0000                           05             N           07/01/04
                                        O             .2500


    5105841                           6.3750        240,000.00        100
    RAY                 DAVID         6.3750        235,748.49         ZZ
                                      6.0000          1,514.63         1
                                     11.3750          1,514.63         30
    ROSWELL         GA    30076      11.0000       06/29/00
1


    0010373231                         .0000       08/01/00            00
    0055081542                         .0000       07/01/29            0
    0                                 2.7500       07/01/04        07/01/04
    F32/J77                           2.3750       08/01/04        08/01/04
      45                              3.3750          .0000           .0000
    A                                 9.3750           12             12
      348                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           4              01          07/01/00
        .0000                           03             N           07/01/05
                                        O             .6250


    5123379                           8.8750         25,000.00        100
    CARTER              MADONNA       8.8750         17,206.11         ZZ
                                      8.5000            207.66         1
                                     13.8750            210.50         79
    GREENWOOD       SC    29646      13.5000       06/25/87
    0011781416                        8.8750       08/01/87            00
    6000586021                        8.5000       07/01/12            0
    0                                 2.7500       08/01/90        08/01/02
    B86/G61                           2.3750       09/01/90        09/01/02
      45                              6.8750          .0000           .0000
    A                                10.8750           12             12
      300                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5123394                           7.0000        181,200.00        100
    CROWE               WILLIAM       7.0000        172,358.39         ZZ
                                      6.6250          1,220.78         1
                                     12.1250          1,205.19         80
    ANDERSON        SC    29621      11.7500       07/08/97
    0011781564                        7.0000       09/01/97            00
    6000597028                        6.6250       09/01/27            0
    0                                 2.7500       11/01/01        11/01/02
    B86/G61                           2.3750       12/01/01        12/01/02
      45                              7.0000          .0000           .0000
    A                                 9.5000           12             12
      361                               1            1.0000          1.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .1250                           4              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5123396                           8.2500         70,000.00        100
    DICKERSON           JOE           8.2500         57,244.27         ZZ
1


                                      7.8750            596.45         1
                                     13.2500            549.44         78
    ANDERSON        SC    29624      12.8750       07/07/97
    0011781580                        7.0000       09/01/97            00
    6000599487                        6.6250       08/01/17            0
    0                                 3.2500       08/01/02        08/01/02
    B86/G61                           2.8750       09/01/02        09/01/02
      45                              7.0000          .0000           .0000
    A                                10.2500           12             12
      240                               1            1.0000          1.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
       1.2500                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    5123591                           7.6250        150,400.00        100
    BRUNER              JOEL          7.6250        146,682.40         ZZ
                                      7.2500          1,064.53         1
                                     13.6250          1,064.53         80
    TAYLORS         SC    29687      13.2500       04/08/99
    0011783412                         .0000       06/01/99            00
    6000703410                         .0000       05/01/29            0
    0                                 3.2500       05/01/02        05/01/02
    B86/G61                           2.8750       06/01/02        06/01/02
      45                              5.6250          .0000           .0000
    A                                 9.6250           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    5123604                           7.8750        256,000.00        100
    ADUMATA             KOFI          7.8750        253,807.85         ZZ
                                      7.5000          1,856.18         1
                                     13.8750          1,856.18         80
    WAXHAW          NC    28173      13.5000       11/14/00
    0011783545                         .0000       01/01/01            00
    6000713617                         .0000       12/01/30            0
    0                                 3.2500       02/01/03        02/01/03
    B86/G61                           2.8750       03/01/03        03/01/03
      45                              5.8750          .0000           .0000
    A                                 9.8750           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           4              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    5123609                           7.3750         58,500.00        100
    CLARK               RONALD        7.3750         57,144.33         ZZ
                                      7.0000            404.05         1
                                     13.3750            404.04         90
    COLUMBIA        SC    29201      13.0000       07/09/99
    0011783594                         .0000       09/01/99            11
    6000718665                         .0000       08/01/29           25
    0                                 2.7500       08/01/02        08/01/02
    B86/G61                           2.3750       09/01/02        09/01/02
      45                              5.3750          .0000           .0000
    A                                 9.3750           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              01          08/01/02
        .0000                           05             E           08/01/04
                                        O             .6250


    5123611                           7.6250        138,700.00        100
    DRAFFIN             JAMES         7.6250        135,630.07         ZZ
                                      7.2500            981.71         1
                                     13.6250            981.68         95
    LEXINGTON       SC    29072      13.2500       07/16/99
    0011783610                         .0000       09/01/99            01
    6000719390                         .0000       08/01/29           30
    0                                 2.7500       08/01/02        08/01/02
    B86/G61                           2.3750       09/01/02        09/01/02
      45                              5.6250          .0000           .0000
    A                                 9.6250           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              01          08/01/02
        .0000                           05             E           08/01/04
                                        O             .6250


    5123612                           7.6250         45,200.00        100
    RHODES              GWENDA        7.6250         44,200.71         ZZ
                                      7.2500            319.93         1
                                     13.6250            319.92         80
    COLUMBIA        SC    29203      13.2500       07/15/99
    0011783628                         .0000       09/01/99            00
    6000719788                         .0000       08/01/29            0
    0                                 3.2500       08/01/02        08/01/02
    B86/G61                           2.8750       09/01/02        09/01/02
      45                              5.6250          .0000           .0000
    A                                 9.6250           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5123615                           7.6250        190,000.00        100
    WILLIAMS            LUTHER        7.6250        186,920.48         ZZ
                                      7.2500          1,344.81         1
                                     13.6250          1,344.81         95
    COLUMBIA        SC    29223      13.2500       08/13/99
    0011783651                         .0000       10/01/99            11
    6000722121                         .0000       09/01/29           30
    0                                 2.7500       09/01/02        09/01/02
    B86/G61                           2.3750       10/01/02        10/01/02
      45                              5.6250          .0000           .0000
    A                                 9.6250           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5123651                           8.3750         39,600.00        100
    RHODES              MARTHA        8.3750         38,972.92         ZZ
                                      8.0000            300.99         1
                                     14.3750            300.99         80
    LAKE CITY       SC    29560      14.0000       12/29/99
    0011783990                         .0000       02/01/00            00
    6000811833                         .0000       01/01/30            0
    0                                 3.2500       01/01/03        01/01/03
    B86/G61                           2.8750       02/01/03        02/01/03
      45                              6.3750          .0000           .0000
    A                                10.3750           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5123665                           7.8750         63,550.00        100
    HILL                JERRY         7.8750         61,719.25         T
                                      7.5000            460.79         1
                                     13.8750            460.79         95
    WEST COLUMBIA   SC    29170      13.5000       02/15/00
    0011784139                         .0000       04/01/00            11
    6000815412                         .0000       03/01/30           30
    0                                 3.2500       03/01/03        03/01/03
    B86/G61                           2.8750       04/01/03        04/01/03
      45                              5.8750          .0000           .0000
    A                                 9.8750           12             12
1


      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5123693                           7.8750        146,700.00        100
    MITCHELL            STEPHANIE     7.8750        144,489.65         ZZ
                                      7.5000          1,063.68         1
                                     13.8750          1,063.68         95
    CHARLESTON      SC    29407      13.5000       04/20/00
    0011784410                         .0000       06/01/00            04
    6000823036                         .0000       05/01/30           30
    0                                 2.7500       05/01/03        05/01/03
    B86/G61                           2.3750       06/01/03        06/01/03
      45                              5.8750          .0000           .0000
    A                                 9.8750           36             36
      360                               3            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5123712                           8.5000        204,750.00        100
    YOUNG               WILLIAM       8.5000        202,656.25         ZZ
                                      8.1250          1,574.36         1
                                     14.5000          1,574.36        100
    BONNEAU         SC    29431      14.1250       07/11/00
    0011784592                         .0000       09/01/00            11
    6000830262                         .0000       08/01/30           25
    0                                 3.2500       08/01/03        08/01/03
    B86/G61                           2.8750       09/01/03        09/01/03
      45                              6.5000          .0000           .0000
    A                                10.5000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    5123715                           7.8750        122,800.00        100
    MORRIS_III          EDGAR         7.8750        121,379.11         ZZ
                                      7.5000            890.39         1
                                     13.8750            890.39         80
    COLUMBIA        SC    29206      13.5000       07/31/00
    0011784626                         .0000       09/01/00            00
    6000831708                         .0000       08/01/30            0
    0                                 2.7500       08/01/03        08/01/03
1


    B86/G61                           2.3750       09/01/03        09/01/03
      45                              5.8750          .0000           .0000
    A                                 9.8750           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5123719                           9.0000         34,400.00        100
    JORDAN              THOMAS        9.0000         34,285.06         ZZ
                                      8.6250            276.80         1
                                     15.0000            276.80         80
    EASLEY          SC    29640      14.6250       03/19/01
    0011784667                         .0000       07/01/01            00
    6000833001                         .0000       06/01/31            0
    0                                 2.7500       09/01/03        09/01/03
    B86/G61                           2.3750       10/01/03        10/01/03
      45                              7.0000          .0000           .0000
    A                                11.0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5123722                           8.5000        142,000.00        100
    FICKLING            ALLISON       8.5000        140,349.42         ZZ
                                      8.1250          1,091.86         1
                                     14.5000          1,091.86         44
    RIDGELAND       SC    29936      14.1250       07/27/00
    0011784691                         .0000       09/01/00            00
    6000833381                         .0000       08/01/30            0
    0                                 3.2500       08/01/03        08/01/03
    B86/G61                           2.8750       09/01/03        09/01/03
      45                              6.5000          .0000           .0000
    A                                10.5000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5123731                           6.7500        120,650.00        100
    HERRING             MICHAEL       6.7500        119,393.50         ZZ
                                      6.3750            874.80         1
                                     13.8750            784.19         95
    MYRTLE BEACH    SC    29579      13.5000       09/14/00
1


    0011784782                         .0000       11/01/00            04
    6000838570                         .0000       10/01/30           30
    0                                 3.2500       10/01/01        10/01/02
    B86/G61                           2.8750       11/01/01        11/01/02
      45                              5.8750          .0000           .0000
    A                                 9.8750           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5123742                           9.0000        165,000.00        100
    BEDINGFIELD         ERIC          9.0000        163,970.55         ZZ
                                      8.6250          1,327.63         1
                                     15.0000          1,327.63         75
    BELTON          SC    29627      14.6250       12/18/00
    0011784899                         .0000       02/01/01            00
    6000845674                         .0000       01/01/31            0
    0                                 2.7500       01/01/04        01/01/04
    B86/G61                           2.3750       02/01/04        02/01/04
      45                              7.0000          .0000           .0000
    A                                11.0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5123743                           8.2500        220,000.00        100
    JACKSON             JAMES         8.2500        218,702.11         ZZ
                                      7.8750          1,652.79         1
                                     14.2500          1,652.79         67
    MURRELLS INLET  SC    29576      13.8750       01/31/01
    0011784907                         .0000       04/01/01            00
    6000845997                         .0000       03/01/31            0
    0                                 2.7500       03/01/04        03/01/04
    B86/G61                           2.3750       04/01/04        04/01/04
      45                              6.2500          .0000           .0000
    A                                10.2500           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5123747                           9.2500        816,000.00        100
    ROGERSON            ROBERT        9.2500        765,916.30         ZZ
1


                                      8.8750          6,713.04         1
                                     15.2500          6,713.04         67
    ISLE OF PALMS   SC    29451      14.8750       12/29/00
    0011784949                         .0000       03/01/01            00
    6000847522                         .0000       02/01/31            0
    0                                 3.2500       02/01/04        02/01/04
    B86/G61                           2.8750       03/01/04        03/01/04
      45                              7.2500          .0000           .0000
    A                                11.2500           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5123756                           8.5000         54,000.00        100
    ODUM                DOUGLAS       8.5000         53,662.15         ZZ
                                      8.1250            415.22         1
                                     14.5000            415.22         90
    ANDREWS         SC    29510      14.1250       01/16/01
    0011785037                         .0000       03/01/01            12
    6000849007                         .0000       02/01/31           25
    0                                 3.2500       02/01/04        02/01/04
    B86/G61                           2.8750       03/01/04        03/01/04
      45                              6.5000          .0000           .0000
    A                                10.5000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5123778                           7.3750         80,000.00        100
    STONE               KENNETH       7.3750         79,502.34         ZZ
                                      7.0000            552.55         1
                                     13.3750            552.55         64
    CLOVER          SC    29710      13.0000       03/07/01
    0011785235                         .0000       05/01/01            00
    6000859477                         .0000       04/01/31            0
    0                                 3.2500       04/01/04        04/01/04
    B86/G61                           2.8750       05/01/04        05/01/04
      45                              5.3750          .0000           .0000
    A                                 9.3750           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    5123779                           7.7500         53,105.00        100
    BUMGARDNER          SHEILA        7.7500         52,400.22         ZZ
                                      7.3750            380.46         1
                                     13.7500            380.46         95
    LITTLE RIVER    SC    29566      13.3750       03/16/01
    0011785243                         .0000       05/01/01            11
    6000860111                         .0000       04/01/31           30
    0                                 3.2500       04/01/04        04/01/04
    B86/G61                           2.8750       05/01/04        05/01/04
      45                              5.7500          .0000           .0000
    A                                 9.7500           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    5124531                           6.8750        100,000.00        100
    HALL                CHARLES       6.8750         95,809.32         ZZ
                                      6.5000            656.93         1
                                     11.8750            656.93         65
    SIMPSONVILLE    SC    29680      11.5000       03/20/98
    0011780319                        6.8750       05/01/98            00
    6000444544                        6.5000       04/01/28            0
    0                                 2.7500       04/01/03        04/01/03
    B86/G61                           2.3750       05/01/03        05/01/03
      45                              6.8750          .0000           .0000
    A                                 8.8750           12             12
      360                               1            1.0000          1.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    5124541                           6.8750         67,450.00        100
    AHN                 Y             6.8750         21,812.18         ZZ
                                      6.5000            778.82         1
                                     11.8750            778.82         39
    GREENWOOD       SC    29649      11.5000       02/19/98
    0011780400                        6.8750       04/01/98            00
    6000447356                        6.5000       03/01/08            0
    0                                 2.7500       03/01/03        03/01/03
    B86/G61                           2.3750       04/01/03        04/01/03
      45                              6.8750          .0000           .0000
    A                                 8.8750           12             12
      120                               1            1.0000          1.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5124547                           8.0000         33,000.00        100
    LEYH                DIANE         8.0000         31,892.61         ZZ
                                      7.6250            245.02         1
                                     14.1250            242.30         21
    MT PLEASANT     SC    29464      13.7500       03/26/98
    0011780467                         .0000       05/01/98            00
    6000452521                         .0000       04/01/28            0
    0                                 3.2500       04/01/01        04/01/02
    B86/G61                           2.8750       05/01/01        05/01/02
      45                              6.1250          .0000           .0000
    A                                10.1250           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    5127571                           6.9600         65,000.00        100
    HOWELL              SHEILA        6.9600         22,014.15         ZZ
                                      6.5850            553.84         1
                                     13.2500            353.13         47
    GEORGETOWN      SC    29440      12.8750       07/12/88
    0011779972                         .0000       09/01/88            00
    6000071594                         .0000       08/01/08            0
    0                                  .7300       08/01/89        08/01/02
    B86/G61                            .3550       09/01/89        09/01/02
      45                              6.2500          .0000           .0000
    A                                10.2500           12             12
      240                               1            2.0000          2.0000
       5.0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5127572                           4.6000         51,300.00        100
    MCCONNELL           BRAD          4.6000         22,359.96         ZZ
                                      4.2250            453.34         1
                                     13.7500            311.85         90
    GEORGETOWN      SC    29440      13.3750       11/11/88
    0011779980                         .0000       01/01/89            23
    6000072600                         .0000       12/01/08            0
    0                                  .6200       12/01/89        12/01/02
    B86/G61                            .2450       01/01/90        01/01/03
      45                              6.7500          .0000           .0000
    A                                10.7500           12             12
1


      240                               1            2.0000          2.0000
       5.0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5167327                          11.1250         67,500.00        100
    HALL                WILLIE       11.1250         66,212.90         ZZ
                                     10.6250            567.58         1
                                     15.5000            650.24         87
    JACKSONVILLE    FL    32208      15.0000       10/10/97
    0002048726                         .0000       11/10/97            00
    804766                             .0000       10/10/12            0
    0                                 4.9500       10/10/98        10/10/02
    Q72/W10                           4.4500       11/10/98        11/10/02
      45                              9.5000          .0000           .0000
    A                                11.5000           12             12
      180                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5167328                          10.3750         54,000.00        100
    CODY                LYNN         10.3750         52,427.26         ZZ
                                      9.8750            475.89         1
                                     16.0500            671.13         90
    SAINT LOUIS     MO    63114      15.5500       10/13/97
    0002048734                         .0000       11/17/97            00
    804768                             .0000       10/17/12            0
    0                                 6.1500       10/17/98        10/17/02
    Q72/W10                           5.6500       11/17/98        11/17/02
      45                             10.0500          .0000           .0000
    A                                12.0500           12             12
      180                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5187218                           6.7500        170,000.00        100
    REEVES              FRANKLIN      6.7500        159,065.56         ZZ
                                      6.3750          1,114.50         1
                                     11.7500          1,114.50         50
    ROSWELL         GA    30076      11.3750       08/03/99
    0010379097                         .0000       10/01/99            23
    0005056296                         .0000       09/01/28            0
    0                                 2.7500       09/01/03        09/01/03
1


    F32/J77                           2.3750       10/01/03        10/01/03
      45                              3.7500          .0000           .0000
    A                                 9.7500           12             12
      348                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           4              01          06/17/99
        .0000                           03             D           08/01/04
                                        O             .2500


    5187224                           6.3750        188,000.00        100
    BOURBEAU            PETER         6.3750        182,353.02         ZZ
                                      6.0000          1,172.88         1
                                     11.3750          1,172.88         80
    ATLANTA         GA    30305      11.0000       05/04/99
    0010379154                         .0000       07/01/99            00
    0005077110                         .0000       06/01/29            0
    0                                 2.7500       06/01/04        06/01/04
    F32/J77                           2.3750       07/01/04        07/01/04
      45                              3.3750          .0000           .0000
    A                                 9.3750           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           4              01          07/01/00
        .0000                           08             N           06/01/04
                                        O             .2500


    5187225                           6.3750        250,000.00        100
    BIRKINSHAW          JEREMY        6.3750        242,491.09         ZZ
                                      6.0000          1,559.67         1
                                     11.3750          1,559.67         75
    ATLANTA         GA    30305      11.0000       05/06/99
    0010379162                         .0000       07/01/99            00
    0005080825                         .0000       06/01/29            0
    0                                 2.7500       06/01/04        06/01/04
    F32/J77                           2.3750       07/01/04        07/01/04
      45                              3.3750          .0000           .0000
    A                                 9.3750           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              01          07/01/99
        .0000                           08             D           06/01/04
                                        O             .6250


    5187229                           6.7500        422,700.00        100
    GORMAN              RICHARD       6.7500        413,635.23         ZZ
                                      6.3750          2,792.37         1
                                     11.7500          2,792.37         90
    FAYETTEVILLE    GA    30215      11.3750       03/31/00
1


    0010379204                         .0000       05/01/00            23
    0055054689                         .0000       08/01/28            0
    0                                 2.7500       08/01/03        08/01/03
    F32/J77                           2.3750       09/01/03        09/01/03
      45                              3.7500          .0000           .0000
    A                                 9.7500           12             12
      340                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           4              01          05/17/99
        .0000                           05             D           03/01/05
                                        O             .2500


    5187235                           6.3750        267,600.00        100
    BIRK                RAINER        6.3750        262,859.60         ZZ
                                      6.0000          1,688.81         1
                                     11.3750          1,688.81         82
    FAYETTEVILLE    GA    30214      11.0000       06/30/00
    0010379261                         .0000       08/01/00            23
    0055063680                         .0000       07/01/29            0
    0                                 2.7500       07/01/04        07/01/04
    F32/J77                           2.3750       08/01/04        08/01/04
      45                              3.3750          .0000           .0000
    A                                 9.3750           12             12
      348                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           4              01          08/01/01
        .0000                           05             E           07/01/05
                                        O             .6250


    5187236                           6.3750        210,000.00        100
    CARTER              OLIVER        6.3750        206,279.91         ZZ
                                      6.0000          1,325.30         1
                                     11.3750          1,325.30         59
    ATLANTA         GA    30306      11.0000       06/27/00
    0010379279                         .0000       08/01/00            00
    0055068481                         .0000       07/01/29            0
    0                                 2.7500       07/01/04        07/01/04
    F32/J77                           2.3750       08/01/04        08/01/04
      45                              3.3750          .0000           .0000
    A                                 9.3750           12             12
      348                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           4              01          08/01/01
        .0000                           05             E           07/01/05
                                        O             .6250


    5187238                           6.3750        269,350.00        100
    CAIRNS              KAREN         6.3750        264,560.00         ZZ
1


                                      6.0000          1,699.85         1
                                     11.3750          1,699.85         80
    ATLANTA         GA    30306      11.0000       06/05/00
    0010379295                         .0000       08/01/00            00
    0055069166                         .0000       07/01/29            0
    0                                 2.7500       07/01/04        07/01/04
    F32/J77                           2.3750       08/01/04        08/01/04
      45                              3.3750          .0000           .0000
    A                                 9.3750           12             12
      348                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           4              01          04/17/00
        .0000                           05             D           06/01/05
                                        O             .6250


    5187244                           6.3750        348,500.00        100
    OVERTON             F             6.3750        342,326.57         ZZ
                                      6.0000          2,199.36         1
                                     11.3750          2,199.36         90
    KENNESAW        GA    30152      11.0000       06/30/00
    0010379352                         .0000       08/01/00            23
    0055115084                         .0000       07/01/29            0
    0                                 2.7500       07/01/04        07/01/04
    F32/J77                           2.3750       08/01/04        08/01/04
      45                              3.3750          .0000           .0000
    A                                 9.3750           12             12
      348                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           4              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5187246                           6.7500        268,000.00        100
    VANDENBERG          ARTHUR        6.7500        263,835.59         ZZ
                                      6.3750          1,756.97         1
                                     11.7500          1,756.97         59
    ATLANTA         GA    30307      11.3750       07/19/00
    0010379378                         .0000       09/01/00            00
    0055130893                         .0000       08/01/29            0
    0                                 2.7500       08/01/04        08/01/04
    F32/J77                           2.3750       09/01/04        09/01/04
      45                              3.7500          .0000           .0000
    A                                 9.7500           12             12
      348                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              01          09/01/01
        .0000                           05             D           08/01/05
                                        O             .6250
1




    5562674                          11.5000         41,500.00        100
    LACARA              DAVID        11.5000         40,986.65         ZZ
                                     11.0000            410.97         1
                                     18.5000            410.97         80
    WORTH TWP       MI    48450      18.0000       02/12/99
    11022295                         11.5000       04/01/99            00
    11022295                         11.0000       03/01/29            0
    0                                 5.8750       03/01/01        03/01/02
    Q72/W10                           5.3750       04/01/01        04/01/02
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5640917                           6.3750        500,000.00        100
    MCLOUD              TERRY         6.3750        491,633.73         ZZ
                                      6.1250          3,158.62         1
                                     11.3750          3,158.62         69
    BLUFFTON        SC    29910      11.1250       08/01/00
    161001809                          .0000       09/01/00            00
    161001809                          .0000       07/01/29            0
    0                                 3.2500       07/01/04        07/01/04
    926/926                           3.0000       08/01/04        08/01/04
      45                              3.2500          .0000           .0000
    A                                11.3750           12             12
      347                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           4              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    5640919                           7.0000        668,800.00        100
    CARB                STEVEN        7.0000        656,177.73         ZZ
                                      6.7500          4,468.08         1
                                     12.0000          4,468.08         82
    HILTON HEAD IS  SC    29926      11.7500       02/01/00
    161002005                          .0000       03/01/00            23
    161002005                          .0000       09/01/29            0
    0                                 3.2500       09/01/04        09/01/04
    926/926                           3.0000       10/01/04        10/01/04
      45                              3.2500          .0000           .0000
    A                                12.0000           12             12
      355                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           4              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    5661515                          11.1250         63,680.00        100
    ELKO                NANCY        11.1250         62,607.56         ZZ
                                     10.6250            547.11         1
                                     16.7500            610.57         80
    TAYLOR          MI    48180      16.2500       01/05/99
    11020595                          9.7500       03/01/99            00
    11020595                          9.2500       02/01/29            0
    0                                 5.3750       02/01/01        02/01/02
    Q72/W10                           4.8750       03/01/01        03/01/02
      45                              9.7500          .0000           .0000
    A                                12.7500           12             12
      360                               1            2.0000          2.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5661524                          10.7500         87,450.00        100
    DAVIS               CAROLYN      10.7500         86,192.34         ZZ
                                     10.2500            816.33         1
                                     17.7500            816.33         85
    PORT HURON TOW  MI    48060      17.2500       02/23/99
    11023144                         10.7500       04/01/99            04
    11023144                         10.2500       03/01/29           48
    0                                 5.8750       03/01/01        03/01/02
    Q72/W10                           5.3750       04/01/01        04/01/02
      45                             10.7500          .0000           .0000
    A                                12.7500           12             12
      360                               1            2.0000          2.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5661525                          11.7500        168,000.00        100
    FRANCHI             DEAN         11.7500        165,126.52         ZZ
                                     11.2500          1,695.81         1
                                     18.7500          1,695.81         80
    LIVONIA         MI    48154      18.2500       03/12/99
    11023588                         11.7500       05/01/99            00
    11023588                         11.2500       04/01/29            0
    0                                 6.8750       04/01/01        04/01/02
    Q72/W10                           6.3750       05/01/01        05/01/02
      45                             11.7500          .0000           .0000
    A                                14.7500           12             12
1


      360                               1            2.0000          2.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5661535                          11.8750        112,500.00        100
    GRIFFOR             JOAN         11.8750        111,336.85         ZZ
                                     11.3750          1,037.50         1
                                     17.6000          1,144.45         90
    ST CLAIR        MI    48079      17.1000       09/13/99
    11026221                         10.6000       11/01/99            00
    11026221                         10.1000       10/01/29            0
    0                                 5.7500       10/01/00        10/01/02
    Q72/W10                           5.2500       11/01/00        11/01/02
      45                             10.6000          .0000           .0000
    A                                12.6000           12             12
      360                               1            2.0000          2.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5661542                           9.7500        127,500.00        100
    TURNER              MICHAEL       9.7500        125,268.85         ZZ
                                      9.2500          1,095.42         1
                                     16.7500          1,097.57         85
    FT GRATIOT TWP  MI    48059      16.2500       11/16/98
    11026797                          9.7500       01/01/99            04
    11026797                          9.2500       12/01/28           48
    0                                 5.3750       12/01/00        12/01/02
    Q72/W10                           4.8750       01/01/01        01/01/03
      45                              9.7500          .0000           .0000
    A                                11.7500           12             12
      360                               1            2.0000          2.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    5661624                          10.2250         55,200.00        100
    DIXON               BRENDA       10.2250         54,582.97         ZZ
                                      9.7250            493.63         1
                                     17.2250            493.62         80
    LORIS           SC    29569      16.7250       11/19/99
    411026967                        10.2250       01/01/00            00
    411026967                         9.7250       12/01/29            0
    0                                 5.0000       12/01/01        12/01/02
1


    Q72/W10                           4.5000       01/01/02        01/01/03
      45                             10.2250          .0000           .0000
    A                                13.2250           12             12
      360                               1            2.0000          2.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    6635822                           5.8750        284,000.00        100
    WEINBERG            J             5.8750        193,562.04         ZZ
                                      5.5000          3,252.98         1
                                     18.5000          1,769.69         92
    BARNSTABLE      MA    02632      18.1250       07/23/84
    0000289763                         .0000       02/01/85            23
    0000289763                         .0000       01/01/15            0
    0                                 1.6000       08/01/85        08/01/02
    822/076                           1.2250       09/01/85        09/01/02
      45                               .0000          .0000           .0000
    A                                18.5000           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    6635824                           7.1250        500,000.00        100
    SEPERANT            HORST         7.1250        390,949.68         ZZ
                                      6.7500          4,113.38         1
                                     15.2500          3,563.66         75
    SUDBURY         MA    01776      14.8750       09/17/86
    0000487353                         .0000       11/01/86            00
    0000487353                         .0000       10/01/16            0
    0                                 3.0000       10/01/87        10/01/02
    822/076                           2.6250       11/01/87        11/01/02
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    6635826                           7.2500        325,000.00        100
    STONE               JAMES         7.2500        251,261.07         ZZ
                                      6.8750          2,498.97         1
                                     14.5000          2,266.12         44
    NARRAGANSETT    RI    02882      14.1250       03/17/87
1


    0000734573                         .0000       05/01/87            00
    0000734573                         .0000       04/01/17            0
    0                                 2.5000       04/01/88        04/01/02
    822/076                           2.1250       05/01/88        05/01/02
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    6635832                           7.5000        980,000.00        100
    HOWE                MICHAEL       7.5000        951,230.83         ZZ
                                      7.1250          6,852.31         1
                                     11.5000          6,852.31         60
    NEWPORT         RI    02840      11.1250       12/16/98
    0001400833                         .0000       02/01/99            00
    0001400833                         .0000       01/01/29            0
    0                                 2.7500       01/01/04        01/01/04
    822/076                           2.3750       02/01/04        02/01/04
      45                              3.5000          .0000           .0000
    A                                11.5000           12             12
      360                               1            2.0000          2.0000
       4.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    6635836                           7.5000        390,000.00        100
    HOBBS               H             7.5000        338,983.14         ZZ
                                      7.1250          2,465.07         1
                                     12.5000          2,716.30         75
    GLASTONBURY     CT    06073      12.1250       02/16/92
    0001477626                         .0000       04/01/92            00
    0001477626                         .0000       03/01/22            0
    0                                 2.6250       03/01/93        03/01/02
    822/076                           2.2500       04/01/93        04/01/02
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    6635842                           7.2500        290,400.00        100
    GERSON              STUART        7.2500        259,039.51         ZZ
1


                                      6.8750          1,449.93         1
                                     10.3750          1,987.77         87
    FAIRFIELD       CT    06490      10.0000       04/17/93
    0001497236                         .0000       06/01/93            14
    0001497236                         .0000       05/01/23           15
    0                                 2.7500       05/01/94        05/01/02
    822/076                           2.3750       06/01/94        06/01/02
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    6635846                           6.3750        375,000.00        100
    HOWLAND             JAY           6.3750        204,328.72         ZZ
                                      6.0000          3,743.93         1
                                     16.5000          3,141.87         28
    BOURNE (POCASS  MA    02532      16.1250       07/18/88
    0001726706                         .0000       09/01/88            00
    0001726706                         .0000       08/01/08            0
    0                                 2.7500       09/01/95        09/01/02
    822/076                           2.3750       10/01/95        10/01/02
      45                              7.5000          .0000           .0000
    A                                13.5000           12             12
      240                               1            3.0000          3.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    6635848                           7.1250        350,000.00        100
    LAWSON              ROGER         7.1250         36,189.61         ZZ
                                      6.7500          2,238.56         1
                                     13.0000            310.46         52
    SIMSBURY        CT    06070      12.6250       06/04/87
    0002055915                         .0000       08/01/88            00
    0002055915                         .0000       07/01/18            0
    0                                 2.7500       07/01/89        07/01/02
    822/076                           2.3750       08/01/89        08/01/02
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    6635850                           6.8750        402,500.00        100
    GODBOUT             GREGORY       6.8750        314,313.74         ZZ
                                      6.5000          2,677.85         1
                                     13.0000          2,733.72         68
    ESSEX           CT    06426      12.6250       08/17/87
    0002057475                         .0000       10/01/87            00
    0002057475                         .0000       09/01/17            0
    0                                 2.7500       09/01/88        09/01/02
    822/076                           2.3750       10/01/88        10/01/02
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    6635852                           7.0000        375,000.00        100
    BURNETT             GARY          7.0000        314,172.70         ZZ
                                      6.6250          2,099.89         1
                                     11.3750          2,414.72         66
    HENDERSON       NV    89014      11.0000       07/18/92
    0003143027                         .0000       09/01/92            00
    0003143027                         .0000       08/01/22            0
    0                                 2.7500       08/01/93        08/01/02
    822/X14                           2.3750       09/01/93        09/01/02
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    6635854                           6.7500        450,000.00        100
    CIARLELLI           ROBERT        6.7500        399,556.85         ZZ
                                      6.3750          2,770.73         1
                                     12.2500          2,970.09         70
    OVERLAND PARK   KS    66209      11.8750       10/27/92
    0003750913                         .0000       01/01/93            00
    0003750913                         .0000       12/01/22            0
    0                                 2.7500       12/01/94        12/01/02
    822/X14                           2.3750       01/01/95        01/01/03
      45                              4.2500          .0000           .0000
    A                                 8.2500           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           2              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    6635856                           7.1250        304,200.00        100
    DUNLAP              THOMAS        7.1250        244,513.14         ZZ
                                      6.7500          2,179.33         1
                                     12.7500          2,108.77         90
    NORWALK         CT    06853      12.3750       04/17/88
    0003753626                         .0000       06/01/88            23
    0003753626                         .0000       05/01/18            0
    0                                 2.6250       05/01/89        05/01/02
    822/076                           2.2500       06/01/89        06/01/02
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    6635858                           7.2500        290,000.00        100
    GREEN               JAMES         7.2500        229,520.33         ZZ
                                      6.8750          2,077.60         1
                                     12.7500          2,006.64         70
    WEST HARTFORD   CT    06119      12.3750       02/16/88
    0003754986                         .0000       04/01/88            00
    0003754986                         .0000       03/01/18            0
    0                                 2.3750       03/01/89        03/01/02
    822/076                           2.0000       04/01/89        04/01/02
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    6635862                           6.6250        350,000.00        100
    WEISBROD            DAVID         6.6250        268,766.24         ZZ
                                      6.2500          2,691.20         1
                                     13.5000          2,367.47         55
    GREENWICH       CT    06830      13.1250       10/17/86
    0003757996                         .0000       12/01/86            00
    0003757996                         .0000       11/01/16            0
    0                                 2.3750       11/01/87        11/01/02
    822/076                           2.0000       12/01/87        12/01/02
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
1


      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    6635864                           8.7500        360,000.00        100
    ALOI                ARMAND        8.7500        301,504.23         ZZ
                                      8.3750          2,768.09         1
                                     14.5000          2,771.26         70
    NORTH HAVEN     CT    06473      14.1250       12/18/89
    0003759616                         .0000       02/01/90            00
    0003759616                         .0000       01/01/20            0
    0                                 2.6250       01/01/91        01/01/02
    822/076                           2.2500       02/01/91        02/01/02
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    6635866                           6.6260        365,000.00        100
    SCARELLA            JOSEPH        6.6260        280,205.60         ZZ
                                      6.2510          2,936.88         1
                                     14.0000          2,792.15         58
    WESTPORT        CT    06880      13.6250       10/17/86
    0003761186                         .0000       12/01/86            00
    0003761186                         .0000       11/01/16            0
    0                                 2.3750       11/01/87        11/01/02
    822/076                           2.0000       12/01/87        12/01/02
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    6635868                           5.8750        285,000.00        100
    BRENNER             JOSEPH        5.8750        235,468.80         ZZ
                                      5.5000          2,422.47         1
                                     15.6250          1,768.72         68
    WINDSOR         CT    06095      15.2500       11/17/89
    0003761926                         .0000       01/01/90            00
    0003761926                         .0000       12/01/19            0
    0                                 2.6250       12/01/92        12/01/04
1


    822/076                           2.2500       01/01/93        01/01/05
      45                              7.6250          .0000           .0000
    A                                11.6250           36             36
      360                               3            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    6635870                           7.1250        616,000.00        100
    NEWTON              JOHN          7.1250        474,844.37         ZZ
                                      6.7500          4,627.81         1
                                     13.2500          4,249.03         73
    DARIEN          CT    06820      12.8750       03/17/87
    0003764726                         .0000       05/01/87            00
    0003764726                         .0000       04/01/17            0
    0                                 2.3750       04/01/88        04/01/02
    822/076                           2.0000       05/01/88        05/01/02
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    6635872                           6.1250        304,500.00        100
    COHEN               ALEX          6.1250        207,497.20         ZZ
                                      5.7500          3,073.65         1
                                     17.7500          1,983.16         70
    GREENWICH       CT    06830      17.3750       05/17/84
    0003772016                        5.7500       07/01/84            00
    0003772016                        5.3750       06/01/14            0
    0                                 2.0000       06/01/85        06/01/02
    822/076                           1.6250       07/01/85        07/01/02
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
       6.0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    6635874                           6.7500        283,000.00        100
    FOX                 COREY         6.7500        228,075.25         ZZ
                                      6.3750          2,027.45         1
                                     13.7500          1,912.97         90
    WEST HARTFORD   CT    06117      13.3750       05/17/88
1


    0003773316                         .0000       07/01/88            23
    0003773316                         .0000       06/01/18            0
    0                                 2.6250       06/01/89        06/01/02
    822/076                           2.2500       07/01/89        07/01/02
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    6635876                           7.1250        285,400.00        100
    KOPS                W             7.1250        221,778.06         ZZ
                                      6.7500          2,044.65         1
                                     12.7500          1,917.84         90
    WESTPORT        CT    06880      12.3750       03/17/88
    0003774566                         .0000       05/01/88            10
    0003774566                         .0000       04/01/18           17
    0                                 2.3750       04/01/89        04/01/02
    822/076                           2.0000       05/01/89        05/01/02
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    6635878                           7.0000        344,000.00        100
    YRAGUEN             JUAN          7.0000        309,030.10         ZZ
                                      6.6250          1,617.62         1
                                      9.8750          2,301.09         80
    ROSEBURG        OR    97470       9.5000       09/24/93
    0003796503                         .0000       12/01/93            00
    0003796503                         .0000       11/01/23            0
    0                                 2.7500       11/01/94        11/01/02
    822/X14                           2.3750       12/01/94        12/01/02
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    6635884                           6.3750        543,000.00        100
    ALON                SHIMON        6.3750        494,394.38         ZZ
1


                                      6.0000          3,168.80         1
                                     11.7500          3,371.16         65
    BROOKLINE       MA    02146      11.3750       08/17/95
    0005018796                         .0000       10/01/95            00
    0005018796                         .0000       09/01/25            0
    0                                 2.7500       09/01/00        09/01/02
    822/076                           2.3750       10/01/00        10/01/02
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    6635900                           7.1250        460,000.00        100
    CAMERON             MICHAEL       7.1250        420,874.94         ZZ
                                      6.7500          3,099.11         1
                                     11.1250          3,099.11         74
    CONCORD         MA    01742      10.7500       09/17/95
    0005068806                         .0000       11/01/95            00
    0005068806                         .0000       10/01/25            0
    0                                 2.7500       10/01/02        10/01/02
    822/076                           2.3750       11/01/02        11/01/02
      45                              5.1250          .0000           .0000
    A                                 9.1250           12             12
      360                               1            2.0000          2.0000
       4.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    6635914                           7.0000        288,000.00        100
    COOMBS              JULIETTE      7.0000        264,926.57         ZZ
                                      6.6250          2,088.20         1
                                     13.8750          1,945.26         80
    FOXBORO         MA    02035      13.5000       07/18/94
    0005095026                         .0000       09/01/94            00
    0005095026                         .0000       08/01/24            0
    0                                 2.7500       08/01/99        08/01/02
    822/076                           2.3750       09/01/99        09/01/02
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    6635920                           7.3750        350,000.00        100
    DALESSANDRO         ROBERT        7.3750        269,683.76         ZZ
                                      7.0000          2,417.36         1
                                     11.3750          2,417.36         61
    STERLING        MA    01564      11.0000       12/18/95
    0005106756                         .0000       02/01/96            00
    0005106756                         .0000       01/01/26            0
    0                                 2.7500       01/01/03        01/01/03
    822/076                           2.3750       02/01/03        02/01/03
      45                              5.3750          .0000           .0000
    A                                 9.3750           12             12
      360                               1            2.0000          2.0000
       4.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    6635924                           6.7500        283,000.00        100
    DAVIDOVSKY          MARIO         6.7500        234,592.95         ZZ
                                      6.3750          1,835.53         1
                                     10.7500          1,835.53         57
    BOSTON          MA    02116      10.3750       03/17/96
    0005109436                         .0000       05/01/96            00
    0005109436                         .0000       04/01/26            0
    0                                 2.7500       04/01/03        04/01/03
    822/076                           2.3750       05/01/03        05/01/03
      45                              4.7500          .0000           .0000
    A                                 8.7500           12             12
      360                               1            2.0000          2.0000
       4.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    6635930                           8.6250        517,500.00        100
    DRESS               LEONARD       8.6250        449,354.25         T
                                      8.2500          4,351.43         1
                                     15.5000          4,006.96         75
    FALMOUTH        MA    02540      15.1250       12/18/90
    0005128306                         .0000       02/01/91            00
    0005128306                         .0000       01/01/21            0
    0                                 2.7500       01/01/94        01/01/03
    822/076                           2.3750       02/01/94        02/01/03
      45                              6.5000          .0000           .0000
    A                                12.5000           36             36
      360                               3            3.0000          3.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    6635940                           6.8750        400,000.00        100
    ERICKSON            THOMAS        6.8750        367,614.25         ZZ
                                      6.5000          2,627.72         1
                                     10.8750          2,627.72         72
    BEVERLY         MA    01915      10.5000       08/17/95
    0005137816                         .0000       10/01/95            00
    0005137816                         .0000       09/01/25            0
    0                                 2.7500       09/01/02        09/01/02
    822/076                           2.3750       10/01/02        10/01/02
      45                              4.8750          .0000           .0000
    A                                 8.8750           12             12
      360                               1            2.0000          2.0000
       4.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    6635946                           6.6250        460,000.00        100
    FARRAR              ROSS          6.6250        424,898.60         ZZ
                                      6.2500          2,945.43         2
                                     12.6250          2,958.45         84
    BROOKLINE       MA    02146      12.2500       09/17/95
    0005141566                         .0000       11/01/95            23
    0005141566                         .0000       10/01/25            0
    0                                 2.7500       10/01/00        10/01/02
    822/076                           2.3750       11/01/00        11/01/02
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    6635948                           6.5000        353,000.00        100
    FRISCO              CHRISTINE     6.5000        325,459.07         ZZ
                                      6.1250          2,231.20         1
                                     10.5000          2,231.20         95
    BOSTON          MA    02109      10.1250       12/18/95
    0005156856                         .0000       02/01/96            23
    0005156856                         .0000       01/01/26            0
    0                                 2.7500       01/01/03        01/01/03
    822/076                           2.3750       02/01/03        02/01/03
      45                              4.5000          .0000           .0000
    A                                 8.5000           12             12
1


      360                               1            2.0000          2.0000
       4.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    6635960                           7.1250        305,000.00        100
    HAMILTON            ALFRED        7.1250        287,684.26         ZZ
                                      6.7500          1,902.80         1
                                     12.3750          2,068.96         73
    SOUTHBORO       MA    01772      12.0000       06/17/96
    0005186336                         .0000       08/01/96            00
    0005186336                         .0000       07/01/26            0
    0                                 2.7500       07/01/97        07/01/02
    822/076                           2.3750       08/01/97        08/01/02
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    6635968                           7.5000        788,900.00        100
    HICKS               PETER         7.5000        611,645.43         ZZ
                                      7.1250          7,290.21         1
                                     16.6250          5,262.91         70
    MILTON          MA    02186      16.2500       03/17/89
    0005197986                         .0000       05/01/89            00
    0005197986                         .0000       04/01/19            0
    0                                 2.7500       04/01/96        04/01/02
    822/076                           2.3750       05/01/96        05/01/02
      45                              7.6250          .0000           .0000
    A                                13.6250           36             36
      360                               3            3.0000          3.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    6635982                           7.2500        279,900.00        100
    KEARY               TIMOTHY       7.2500        263,233.45         ZZ
                                      6.8750          2,005.24         1
                                     13.7500          1,918.91         80
    NATICK          MA    01760      13.3750       04/17/96
    0005223526                         .0000       06/01/96            00
    0005223526                         .0000       05/01/26            0
    0                                 2.7500       05/01/01        05/01/02
1


    822/076                           2.3750       06/01/01        06/01/02
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    6635988                           8.6250        281,700.00        100
    KOHN_JR             HARRY         8.6250        251,752.60         ZZ
                                      8.2500          2,016.19         1
                                     13.7400          2,165.77         90
    EAST FALMOUTH   MA    02536      13.3650       11/06/92
    0005233536                         .0000       01/01/93            23
    0005233536                         .0000       12/01/22            0
    0                                 2.7500       12/01/99        12/01/02
    822/076                           2.3750       01/01/00        01/01/03
      45                              5.7400          .0000           .0000
    A                                 9.7400           36             36
      360                               3            3.0000          3.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    6636000                           6.6250      1,450,000.00        100
    MARTIGNETTI         FERDINARD     6.6250      1,341,045.01         ZZ
                                      6.2500          9,284.51         1
                                     10.6250          9,284.51         82
    OSTERVILLE      MA    02655      10.2500       01/16/96
    0005273826                         .0000       03/01/96            23
    0005273826                         .0000       02/01/26            0
    0                                 2.7500       02/01/03        02/01/03
    822/076                           2.3750       03/01/03        03/01/03
      45                              4.6250          .0000           .0000
    A                                 8.6250           12             12
      360                               1            2.0000          2.0000
       4.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    6636002                           8.6250        600,000.00        100
    MCCANCE             HENRY         8.6250        517,684.34         ZZ
                                      8.2500          4,773.87         1
                                     14.8750          4,640.53         55
    DOVER           MA    02030      14.5000       09/17/90
1


    0005279556                         .0000       11/01/90            00
    0005279556                         .0000       10/01/20            0
    0                                 2.7500       10/01/93        10/01/02
    822/076                           2.3750       11/01/93        11/01/02
      45                              5.8750          .0000           .0000
    A                                11.8750           36             36
      360                               3            3.0000          3.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    6636006                           6.7500        346,500.00        100
    MIKELS              JACK          6.7500        321,802.08         ZZ
                                      6.3750          2,247.39         1
                                     10.7500          2,247.39        100
    NATICK          MA    01760      10.3750       03/17/96
    0005294116                         .0000       05/01/96            23
    0005294116                         .0000       04/01/26            0
    0                                 2.7500       04/01/03        04/01/03
    822/076                           2.3750       05/01/03        05/01/03
      45                              4.7500          .0000           .0000
    A                                 8.7500           12             12
      360                               1            2.0000          2.0000
       4.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    6636010                           6.2500        335,450.00        100
    MILNE               CHRISTOPH     6.2500        310,457.63         ZZ
                                      5.8750          2,065.42         1
                                     10.2500          2,065.42         73
    CONWAY          MA    01341       9.8750       05/17/96
    0005296156                         .0000       07/01/96            00
    0005296156                         .0000       06/01/26            0
    0                                 2.7500       06/01/03        06/01/03
    822/076                           2.3750       07/01/03        07/01/03
      45                              4.2500          .0000           .0000
    A                                 8.2500           12             12
      360                               1            2.0000          2.0000
       4.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    6636022                           6.5000        442,000.00        100
    NOON                NICHOLAS      6.5000        409,255.56         ZZ
1


                                      6.1250          2,793.74         1
                                     10.5000          2,793.74         83
    COHASSET        MA    02025      10.1250       03/17/96
    0005316646                         .0000       05/01/96            23
    0005316646                         .0000       04/01/26            0
    0                                 2.7500       04/01/03        04/01/03
    822/076                           2.3750       05/01/03        05/01/03
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       4.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    6636028                           8.6250        300,000.00        100
    OGLETREE            CHARLES       8.6250        260,097.18         ZZ
                                      8.2500          2,577.47         1
                                     15.7500          2,379.73         90
    CAMBRIDGE       MA    02140      15.3750       10/02/89
    0005321966                         .0000       12/01/89            23
    0005321966                         .0000       11/01/19            0
    0                                 2.7500       11/01/94        11/01/04
    822/076                           2.3750       12/01/94        12/01/04
      45                              5.7500          .0000           .0000
    A                                13.7500           60             60
      360                               4            4.0000          4.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    6636032                           8.2500        730,000.00        100
    PERROTT             GODFREY       8.2500        457,935.93         ZZ
                                      7.8750          5,484.25         1
                                     12.2500          5,484.25         75
    BEVERLY         MA    01915      11.8750       06/17/96
    0005336536                         .0000       08/01/96            00
    0005336536                         .0000       07/01/26            0
    0                                 2.7500       07/01/03        07/01/03
    822/076                           2.3750       08/01/03        08/01/03
      45                              6.2500          .0000           .0000
    A                                10.2500           12             12
      360                               1            2.0000          2.0000
       4.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    6636050                           8.5000        360,000.00        100
    RODRIGUES           RONALD        8.5000        336,275.63         ZZ
                                      8.1250          1,987.93         1
                                     11.2500          2,735.14         90
    WAREHAM         MA    02558      10.8750       01/16/96
    0005365076                         .0000       03/01/96            10
    0005365076                         .0000       02/01/26           25
    0                                 2.7500       02/01/97        02/01/02
    822/076                           2.3750       03/01/97        03/01/02
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    6636052                           7.6250        375,000.00        100
    ROHRER              MARK          7.6250        217,311.48         ZZ
                                      7.2500          2,868.72         1
                                     10.5000          3,280.50         55
    WESTWOOD        MA    02090      10.1250       02/15/94
    0005365826                         .0000       04/01/94            00
    0005365826                         .0000       03/01/09            0
    0                                 2.7500       03/01/95        03/01/02
    822/076                           2.3750       04/01/95        04/01/02
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      180                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    6636062                           6.5000        800,000.00        100
    SCHLAGER            ROBERT        6.5000        412,422.79         ZZ
                                      6.1250          5,056.54         1
                                     10.5000          5,056.54         66
    NEWTON          MA    02165      10.1250       02/16/96
    0005380616                         .0000       04/01/96            00
    0005380616                         .0000       03/01/26            0
    0                                 2.7500       03/01/03        03/01/03
    822/076                           2.3750       04/01/03        04/01/03
      45                              4.5000          .0000           .0000
    A                                 8.5000           12             12
      360                               1            2.0000          2.0000
       4.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    6636068                           7.3750        663,000.00        100
    SLATER              DAVID         7.3750        622,782.52         ZZ
                                      7.0000          4,579.18         1
                                     11.3750          4,579.18         39
    NEEDHAM         MA    02192      11.0000       07/18/96
    0005395756                         .0000       09/01/96            00
    0005395756                         .0000       08/01/26            0
    0                                 2.7500       08/01/03        08/01/03
    822/076                           2.3750       09/01/03        09/01/03
      45                              5.3750          .0000           .0000
    A                                 9.3750           12             12
      360                               1            2.0000          2.0000
       4.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    6636070                           6.8750        615,000.00        100
    SLATER              JONATHAN      6.8750        571,426.04         ZZ
                                      6.5000          4,040.11         1
                                     10.8750          4,040.11         82
    BROOKLINE       MA    02146      10.5000       01/16/96
    0005395776                         .0000       03/01/96            23
    0005395776                         .0000       02/01/26            0
    0                                 2.7500       02/01/03        02/01/03
    822/076                           2.3750       03/01/03        03/01/03
      45                              4.8750          .0000           .0000
    A                                 8.8750           12             12
      360                               1            2.0000          2.0000
       4.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    6636072                           7.5000        344,000.00        100
    STEPHENSON          GEORGE        7.5000        300,205.88         ZZ
                                      7.1250          2,062.46         1
                                     12.0000          2,401.37         80
    DOVER           MA    02030      11.6250       02/27/92
    0005407506                         .0000       05/01/92            00
    0005407506                         .0000       04/01/22            0
    0                                 2.7500       04/01/93        04/01/02
    822/076                           2.3750       05/01/93        05/01/02
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
1


      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    6636076                           8.8750        490,500.00        100
    SUGARBAKER          DAVID         8.8750        435,646.49         ZZ
                                      8.5000          2,630.12         3
                                     10.9900          3,814.03         90
    BROOKLINE       MA    02146      10.6150       12/18/92
    0005411616                         .0000       02/01/93            23
    0005411616                         .0000       01/01/23            0
    0                                 2.7500       01/01/94        01/01/02
    822/076                           2.3750       02/01/94        02/01/02
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    6636080                           8.8750        475,000.00        100
    TANGNEY             EUGENE        8.8750        442,833.19         T
                                      8.5000          3,041.48         1
                                     12.6250          3,717.04         66
    BARNSTABLE      MA    02655      12.2500       12/18/95
    0005417556                         .0000       02/01/96            00
    0005417556                         .0000       01/01/26            0
    0                                 2.7500       01/01/99        01/01/02
    822/076                           2.3750       02/01/99        02/01/02
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    6636088                           7.6250        340,000.00        100
    VOKONAS             PANTEL        7.6250        318,007.60         T
                                      7.2500          2,406.50         1
                                     11.6250          2,406.50        105
    WEST HARWIC     MA    02671      11.2500       12/18/95
    0005437466                         .0000       02/01/96            23
    0005437466                         .0000       01/01/26            0
    0                                 2.7500       01/01/03        01/01/03
1


    822/076                           2.3750       02/01/03        02/01/03
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       4.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    6636090                           7.2500        315,000.00        100
    MEZA                RAFAEL        7.2500        270,007.74         ZZ
                                      6.8750          1,596.06         1
                                     10.5000          2,071.93         71
    PLEASANTON      CA    94566      10.1250       04/17/93
    0005461691                         .0000       06/01/93            00
    0005461691                         .0000       05/01/23            0
    0                                 2.7500       05/01/94        05/01/02
    822/X14                           2.3750       06/01/94        06/01/02
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    6636094                           7.8750        488,000.00        100
    FITZPATRICK         DENNIS        7.8750        469,580.64         ZZ
                                      7.5000          3,538.34         1
                                     13.8750          3,538.34         80
    LEVERETT        MA    01054      13.5000       12/18/97
    0005946152                         .0000       02/01/98            00
    0005946152                         .0000       01/01/28            0
    0                                 3.7500       01/01/03        01/01/03
    822/076                           3.3750       02/01/03        02/01/03
      45                              5.8750          .0000           .0000
    A                                 9.8750           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    6636098                           7.1250        465,000.00        100
    BAUS                ROBERT        7.1250        431,561.64         T
                                      6.7500          3,132.79         1
                                     13.1250          3,152.73         78
    EMERALD ISLE    NC    28594      12.7500       06/21/95
1


    0010387251                         .0000       08/01/95            00
    0010387251                         .0000       07/01/25            0
    0                                 2.7500       07/01/98        07/01/02
    822/X14                           2.3750       08/01/98        08/01/02
      45                              5.1250          .0000           .0000
    A                                 9.1250           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    6636100                           6.7500        500,000.00        100
    LAMIMAN             CRAIG         6.7500        461,791.63         ZZ
                                      6.3750          3,284.64         1
                                     11.8750          3,242.11         75
    BLOOMFIELD HIL  MI    48301      11.5000       11/01/95
    0015053496                         .0000       01/01/96            00
    0015053496                         .0000       12/01/25            0
    0                                 2.7500       12/01/00        12/01/02
    822/X14                           2.3750       01/01/01        01/01/03
      45                              4.8750          .0000           .0000
    A                                 8.8750           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    6636102                           7.0000        284,000.00        100
    FLAHERTY            PATRICK       7.0000        237,915.08         ZZ
                                      6.6250          2,440.00         1
                                     15.7500          1,958.56         80
    NEWINGTON       CT    06111      15.3750       07/18/89
    0026041711                         .0000       09/01/89            00
    0026041711                         .0000       08/01/19            0
    0                                 2.7500       08/01/90        08/01/02
    822/X14                           2.3750       09/01/90        09/01/02
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    6636104                           6.8750        530,000.00        100
    PATRUNO             ANNA          6.8750        478,053.38         ZZ
1


                                      6.5000          3,050.98         1
                                     11.6250          3,484.41         73
    BEDFORD         NY    10506      11.2500       05/19/94
    0050679227                         .0000       07/01/94            00
    0050679227                         .0000       06/01/24            0
    0                                 2.7500       06/01/97        06/01/02
    822/X14                           2.3750       07/01/97        07/01/02
      45                              3.6250          .0000           .0000
    A                                 7.6250           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    6636106                           7.2500        295,000.00        100
    GAZOULEAS           JOHN          7.2500        273,132.61         ZZ
                                      6.8750          1,987.47         1
                                     13.1250          2,022.38         68
    SUGAR LAND      TX    77479      12.7500       04/13/95
    0050699029                         .0000       06/01/95            00
    0050699029                         .0000       05/01/25            0
    0                                 2.7500       05/01/98        05/01/02
    822/X14                           2.3750       06/01/98        06/01/02
      45                              5.1250          .0000           .0000
    A                                 9.1250           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    6636108                           6.8750        283,500.00        100
    HAYAKAWA            MIKI          6.8750        261,827.88         ZZ
                                      6.5000          1,933.97         1
                                     13.2500          1,866.42         90
    PASADENA        CA    91103      12.8750       08/21/95
    0050701755                         .0000       10/01/95            14
    0050701755                         .0000       09/01/25           25
    0                                 2.7500       09/01/00        09/01/02
    822/X14                           2.3750       10/01/00        10/01/02
      45                              5.2500          .0000           .0000
    A                                 9.2500           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    6636110                           6.8750        360,000.00        100
    NALLY               ROBERT        6.8750        332,075.42         ZZ
                                      6.5000          2,245.93         1
                                     12.3750          2,405.28         80
    EDGEWOOD        KY    41017      12.0000       09/17/94
    0053649607                         .0000       11/01/94            00
    0053649607                         .0000       10/01/24            0
    0                                 2.7500       10/01/95        10/01/02
    822/X14                           2.3750       11/01/95        11/01/02
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    6636112                           7.3750        319,000.00        100
    PEREZ               MIKE          7.3750        294,257.83         ZZ
                                      7.0000          2,340.71         1
                                     14.0000          2,232.83         76
    UPLAND          CA    91786      13.6250       06/21/94
    0053698959                         .0000       08/01/94            00
    0053698959                         .0000       07/01/24            0
    0                                 3.0000       07/01/97        07/01/02
    822/X14                           2.6250       08/01/97        08/01/02
      45                              6.0000          .0000           .0000
    A                                10.0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    6636116                           7.0000        354,800.00        100
    SCHNEIDER-RUCINSKI  NOREEN        7.0000        328,589.38         ZZ
                                      6.6250          2,511.25         1
                                     13.6250          2,371.35         78
    SAN DIEGO       CA    92116      13.2500       07/18/95
    0054007044                         .0000       09/01/95            00
    0054007044                         .0000       08/01/25            0
    0                                 2.7500       08/01/00        08/01/02
    822/X14                           2.3750       09/01/00        09/01/02
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    6636118                           7.0000        302,400.00        100
    BEGGIATO            FABIO         7.0000        279,328.22         ZZ
                                      6.6250          2,166.44         1
                                     13.7500          2,018.60         90
    WASHINGTON      DC    20016      13.3750       07/17/95
    0054007219                         .0000       09/01/95            97
    0054007219                         .0000       08/01/25           25
    0                                 2.7500       08/01/00        08/01/02
    822/X14                           2.3750       09/01/00        09/01/02
      45                              2.7500          .0000           .0000
    A                                12.7500           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    6636120                           6.5000        326,400.00        100
    BURTON              ROBERT        6.5000        309,435.13         ZZ
                                      6.1250          2,063.07         1
                                     12.5000          2,070.39         80
    HOUSTON         TX    77069      12.1250       06/07/97
    0054041424                         .0000       08/01/97            00
    0054041424                         .0000       07/01/27            0
    0                                 2.7500       08/01/00        08/01/02
    822/X14                           2.3750       09/01/00        09/01/02
      45                              4.5000          .0000           .0000
    A                                 8.5000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    6636122                           6.7500        612,000.00        100
    NOLAN               JAMES         6.7500        581,760.88         ZZ
                                      6.3750          3,969.42         1
                                     12.7500          3,969.42         72
    RIDGEFIELD      CT    06877      12.3750       02/12/98
    0054046801                         .0000       04/01/98            00
    0054046801                         .0000       03/01/28            0
    0                                 2.7500       03/01/03        03/01/03
    822/X14                           2.3750       04/01/03        04/01/03
      45                              2.7500          .0000           .0000
    A                                11.7500           12             12
1


      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    6636124                           6.3750        350,000.00        100
    RIPLEY              JAMES         6.3750        328,552.11         ZZ
                                      6.0000          2,183.54         1
                                     12.3750          2,183.54         48
    OAKBROOK        IL    60521      12.0000       09/17/97
    0054049798                         .0000       11/01/97            00
    0054049798                         .0000       10/01/27            0
    0                                 2.7500       10/01/02        10/01/02
    822/X14                           2.3750       11/01/02        11/01/02
      45                              2.7500          .0000           .0000
    A                                11.3750           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    6636126                           6.2500        340,000.00        100
    FOLEY               JOHN          6.2500        292,206.52         ZZ
                                      5.8750          2,093.44         1
                                     12.2500          2,093.44         76
    LITTLETON       CO    80122      11.8750       06/17/98
    0054059186                         .0000       08/01/98            00
    0054059186                         .0000       07/01/28            0
    0                                 2.7500       07/01/03        07/01/03
    822/X14                           2.3750       08/01/03        08/01/03
      45                              2.7500          .0000           .0000
    A                                11.2500           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    6636128                           6.3750        352,000.00        100
    DEPOY               DAVID         6.3750        337,512.68         ZZ
                                      6.0000          2,196.02         1
                                     12.3750          2,196.02         78
    ALBUQUERQUE     NM    87122      12.0000       07/27/98
    0054059474                         .0000       09/01/98            00
    0054059474                         .0000       08/01/28            0
    0                                 2.7500       08/01/01        08/01/02
1


    822/X14                           2.3750       09/01/01        09/01/02
      45                              4.3750          .0000           .0000
    A                                 8.3750           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    6636130                           6.8750        550,000.00        100
    ADRIAN              ALVARO        6.8750        511,945.53         ZZ
                                      6.5000          3,798.71         1
                                     13.3750          3,644.30         65
    MIAMI BEACH     FL    33139      13.0000       09/17/95
    0054810464                         .0000       11/01/95            00
    0054810464                         .0000       10/01/25            0
    0                                 2.7500       10/01/00        10/01/02
    822/X14                           2.3750       11/01/00        11/01/02
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    6636134                           7.8750        342,800.00        100
    BENNETT             BRUCE         7.8750        320,722.35         ZZ
                                      7.5000          2,485.54         1
                                     13.8750          2,485.54         80
    PALM HARBOR     FL    34685      13.5000       10/17/95
    0055086297                         .0000       12/01/95            00
    0055086297                         .0000       11/01/25            0
    0                                 2.7500       11/01/02        11/01/02
    822/X14                           2.3750       12/01/02        12/01/02
      45                              2.7500          .0000           .0000
    A                                12.8750           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    6636136                           7.0000        650,000.00        100
    DRAGOTIS            DAVID         7.0000        605,665.25         ZZ
                                      6.6250          4,656.68         1
                                     13.7500          4,353.07         74
    MINNETONKA      MN    55305      13.3750       10/17/95
1


    0055192709                         .0000       12/01/95            00
    0055192709                         .0000       11/01/25            0
    0                                 2.7500       11/01/00        11/01/02
    822/X14                           2.3750       12/01/00        12/01/02
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    6636138                           6.6250        434,000.00        100
    WILLETT             MAUREEN       6.6250        411,711.78         ZZ
                                      6.2500          2,778.95         1
                                     12.6250          2,778.95         78
    BLOOMINGTON     IL    61704      12.2500       10/17/97
    0056944626                         .0000       12/01/97            00
    0056944626                         .0000       11/01/27            0
    0                                 2.7500       11/01/02        11/01/02
    822/X14                           2.3750       12/01/02        12/01/02
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    6636140                           7.1250        327,000.00        100
    RIZER               DANIEL        7.1250        310,653.15         ZZ
                                      6.7500          2,203.06         1
                                     13.1250          2,203.06         85
    NEWNAN          GA    30263      12.7500       06/17/97
    0057670957                         .0000       08/01/97            04
    0057670957                         .0000       07/01/27           12
    0                                 2.7500       07/01/04        07/01/04
    822/X14                           2.3750       08/01/04        08/01/04
      45                              2.7500          .0000           .0000
    A                                12.1250           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    6636142                           6.8750        290,500.00        100
    RAM                 FAROKH        6.8750        275,523.65         ZZ
1


                                      6.5000          1,908.38         1
                                     12.8750          1,908.38         70
    MCLEAN          VA    22102      12.5000       07/18/97
    0057779670                         .0000       09/01/97            00
    0057779670                         .0000       08/01/27            0
    0                                 2.7500       08/01/04        08/01/04
    822/X14                           2.3750       09/01/04        09/01/04
      45                              2.7500          .0000           .0000
    A                                11.8750           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    6636144                           6.6250        369,600.00        100
    MULTHAUP            ROBERT        6.6250        350,760.53         ZZ
                                      6.2500          2,366.59         1
                                     12.6250          2,366.59         80
    CINCINNATI      OH    45255      12.2500       09/17/97
    0058508578                         .0000       11/01/97            00
    0058508578                         .0000       10/01/27            0
    0                                 2.7500       10/01/02        10/01/02
    822/X14                           2.3750       11/01/02        11/01/02
      45                              2.7500          .0000           .0000
    A                                11.6250           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    6636146                           6.7500        310,000.00        100
    STEFFEN             DAEHN         6.7500        296,336.16         ZZ
                                      6.3750          2,010.65         1
                                      8.7500          2,010.65         81
    BRENTWOOD       TN    37027       8.3750       02/15/98
    0059066420                         .0000       04/01/98            23
    0059066420                         .0000       03/01/28            0
    0                                 2.7500       03/01/03        03/01/03
    822/X14                           2.3750       04/01/03        04/01/03
      45                              2.7500          .0000           .0000
    A                                11.7500           12             12
      360                               1            2.0000          2.0000
       2.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000
1




    6636150                           7.1250        352,000.00        100
    HELLMAN             THOMAS        7.1250        311,083.95         ZZ
                                      6.7500          2,371.49         1
                                     13.1250          2,371.49         60
    APPLETON        WI    54915      12.7500       04/10/98
    0059398020                         .0000       06/01/98            00
    0059398020                         .0000       05/01/28            0
    0                                 2.7500       05/01/03        05/01/03
    822/X14                           2.3750       06/01/03        06/01/03
      45                              2.7500          .0000           .0000
    A                                12.1250           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    6636152                           7.0000        418,000.00        100
    JOSHI               SEWA          7.0000        401,747.02         ZZ
                                      6.6250          2,780.96         1
                                     13.0000          2,780.96         51
    ROCKVILLE       MD    20850      12.6250       05/15/98
    0059578028                         .0000       07/01/98            00
    0059578028                         .0000       06/01/28            0
    0                                 2.7500       06/01/03        06/01/03
    822/X14                           2.3750       07/01/03        07/01/03
      45                              5.0000          .0000           .0000
    A                                 9.0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    6636154                           7.1250        460,000.00        100
    ANANTHA             BALAKRISH     7.1250        444,457.50         ZZ
                                      6.7500          2,945.43         1
                                     12.6250          3,109.44         66
    FREMONT         CA    94555      12.2500       06/05/98
    0059617455                         .0000       08/01/98            00
    0059617455                         .0000       07/01/28            0
    0                                 2.7500       07/01/99        07/01/02
    822/X14                           2.3750       08/01/99        08/01/02
      45                              4.6250          .0000           .0000
    A                                 8.6250           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           2              01          07/01/99
        .0000                           05             E           07/01/03
                                        O             .6250


    6636156                           9.0000        650,000.00        100
    BILZERIAN           ALAN          9.0000        536,143.11         ZZ
                                      8.6250          5,945.81         2
                                     16.5000          5,129.94         44
    WEST TISBURY    MA    02575      16.1250       12/28/88
    0061350361                        4.5000       02/01/89            00
    0061350361                        4.1250       01/01/19            0
    0                                 2.8750       01/01/92        01/01/02
    822/X14                           2.5000       02/01/92        02/01/02
      45                              8.5000          .0000           .0000
    A                                12.5000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
       6.0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    6636158                           7.2500        649,950.00        100
    NEY                 JAMES         7.2500        631,855.16         ZZ
                                      6.8750          4,433.80         1
                                     13.2500          4,433.80         75
    OLATHE          KS    66061      12.8750       03/17/99
    0064211448                         .0000       05/01/99            00
    0064211448                         .0000       04/01/29            0
    0                                 2.7500       04/01/04        04/01/04
    822/X14                           2.3750       05/01/04        05/01/04
      45                              2.7500          .0000           .0000
    A                                12.2500           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    6636160                           7.2500        360,000.00        100
    VRABEL              STEPHEN       7.2500        350,457.23         ZZ
                                      6.8750          2,455.83         1
                                     13.2500          2,455.83         57
    PARKLAND        FL    33067      12.8750       04/17/99
    0064256885                         .0000       06/01/99            00
    0064256885                         .0000       05/01/29            0
    0                                 2.7500       05/01/06        05/01/06
    822/X14                           2.3750       06/01/06        06/01/06
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
1


      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    6636162                           7.7500        276,000.00        100
    WILCOX              MICHAEL       7.7500        172,596.24         ZZ
                                      7.3750          2,435.65         1
                                     16.0000          1,514.10         80
    AMHERST         MA    01002      15.6250       02/03/89
    0070100187                         .0000       04/01/89            00
    0070100187                         .0000       03/01/19            0
    0                                 2.8750       03/01/92        03/01/02
    822/X14                           2.5000       04/01/92        04/01/02
      45                              8.0000          .0000           .0000
    A                                12.0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    6636164                           7.1250        400,000.00        100
    ZALEZNIK            IRA           7.1250        358,024.50         ZZ
                                      6.7500          1,967.76         1
                                     10.2500          2,710.86         73
    LEXINGTON       MA    02173       9.8750       05/28/93
    0070606076                         .0000       08/01/93            00
    0070606076                         .0000       07/01/23            0
    0                                 2.7500       07/01/94        07/01/02
    822/X14                           2.3750       08/01/94        08/01/02
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    6636166                           7.2500        300,000.00        100
    HANDLEY             STEPHEN       7.2500        261,575.08         ZZ
                                      6.8750          1,995.91         1
                                     13.0000          1,940.58         69
    SEATTLE         WA    98199      12.6250       04/21/95
    0200890244                         .0000       06/01/95            00
    0200890244                         .0000       05/01/25            0
    0                                 2.7500       05/01/98        05/01/02
1


    822/X14                           2.3750       06/01/98        06/01/02
      45                              5.0000          .0000           .0000
    A                                 9.0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    6636168                           8.8750        300,000.00        100
    RICHARD             JAMES         8.8750         83,730.97         ZZ
                                      8.5000          2,175.21         1
                                     13.8750            930.32         63
    CANTON          CT    06019      13.5000       12/02/87
    0201223344                         .0000       02/01/88            00
    0201223344                         .0000       01/01/18            0
    0                                 2.7500       01/01/89        01/01/02
    822/X14                           2.3750       02/01/89        02/01/02
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              01          01/01/89
        .0000                           05             0           01/01/94
                                        N             .0000


    6636170                           7.5000        330,000.00        100
    MICCI               ROBERT        7.5000        259,785.28         ZZ
                                      7.1250          2,392.73         1
                                     13.8750          2,304.76         59
    CHELMSFORD      MA    01824      13.5000       03/17/88
    0201224440                         .0000       05/01/88            00
    0201224440                         .0000       04/01/18            0
    0                                 2.7500       04/01/89        04/01/02
    822/X14                           2.3750       05/01/89        05/01/02
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    6636172                           6.8750        294,000.00        100
    HELMING_III         F             6.8750        233,613.48         ZZ
                                      6.5000          2,080.91         1
                                     13.6250          2,026.95         73
    ACTON           MA    01720      13.2500       09/09/87
1


    0201225135                         .0000       10/01/87            00
    0201225135                         .0000       09/01/17            0
    0                                 2.7500       09/01/88        09/01/02
    822/X14                           2.3750       10/01/88        10/01/02
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    6636174                           7.2500        360,000.00        100
    ZIMMERMAN           NEAL          7.2500        297,395.79         ZZ
                                      6.8750          2,929.08         1
                                     15.1250          2,509.33         89
    WOODBURY        CT    06798      14.7500       04/13/89
    0201225805                         .0000       06/01/89            23
    0201225805                         .0000       05/01/19            0
    0                                 2.7500       05/01/90        05/01/02
    822/X14                           2.3750       06/01/90        06/01/02
      45                              7.1250          .0000           .0000
    A                                11.1250           12             12
      360                               1            6.0000          6.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    6636176                           8.8750        455,000.00        100
    GRAHAM              HAMPTON       8.8750        197,595.59         ZZ
                                      8.5000          3,220.47         1
                                     13.6250          1,968.03         80
    DARIEN          CT    06820      13.2500       12/18/87
    0201226710                         .0000       02/01/88            00
    0201226710                         .0000       01/01/18            0
    0                                 2.7500       01/01/89        01/01/02
    822/X14                           2.3750       02/01/89        02/01/02
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    6636178                           8.5000        300,000.00        100
    WANG                STEVEN        8.5000        238,524.13         ZZ
1


                                      8.1250          2,227.50         1
                                     12.1250          2,265.66         65
    ANDOVER         MA    01810      11.7500       02/03/88
    0201229788                         .0000       03/01/88            00
    0201229788                         .0000       02/01/18            0
    0                                 2.7500       02/01/89        02/01/02
    822/X14                           2.3750       03/01/89        03/01/02
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       4.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    6636180                           6.8750        350,000.00        100
    MEAKIN              THOMAS        6.8750         88,263.09         ZZ
                                      6.5000          2,911.13         1
                                     15.3750            723.73         73
    BARRINGTON      RI    02806      15.0000       05/17/89
    0201233622                         .0000       07/01/89            00
    0201233622                         .0000       06/01/19            0
    0                                 2.7500       06/01/90        06/01/02
    822/X14                           2.3750       07/01/90        07/01/02
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    6636182                           7.0000        368,650.00        100
    DESATNICK           ALLEN         7.0000        302,118.16         ZZ
                                      6.6250          2,867.32         1
                                     14.6250          2,543.29         69
    MARBLEHEAD      MA    01945      14.2500       10/17/88
    0201234252                         .0000       12/01/88            00
    0201234252                         .0000       11/01/18            0
    0                                 2.7500       11/01/89        11/01/02
    822/X14                           2.3750       12/01/89        12/01/02
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    6636184                           7.0000        280,000.00        100
    CONWAY              BRIAN         7.0000        233,962.47         ZZ
                                      6.6250          2,242.88         1
                                     14.9500          1,926.02         78
    CAMBRIDGE       MA    02139      14.5750       07/18/89
    0201236564                         .0000       09/01/89            00
    0201236564                         .0000       08/01/19            0
    0                                 2.7500       08/01/90        08/01/02
    822/X14                           2.3750       09/01/90        09/01/02
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    6636186                           7.6250        365,000.00        100
    KYLES               JOHN          7.6250        313,763.28         ZZ
                                      7.2500          2,583.45         1
                                     13.6250          2,589.36         63
    NEW CANAAN      CT    06840      13.2500       03/17/91
    0201241779                         .0000       05/01/91            00
    0201241779                         .0000       04/01/21            0
    0                                 2.8750       04/01/92        04/01/02
    822/X14                           2.5000       05/01/92        05/01/02
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    6636188                           7.5000        296,000.00        100
    QUINLAN             RAYMOND       7.5000        249,084.38         ZZ
                                      7.1250          2,435.14         1
                                     15.2500          2,086.63        100
    WEST HYANNISPO  MA    02647      14.8750       03/17/90
    0201262172                        3.2500       05/01/90            23
    0201262172                        2.8750       04/01/20            0
    0                                 2.7500       04/01/91        04/01/02
    822/X14                           2.3750       05/01/91        05/01/02
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
1


       6.0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    6636190                           9.3750        475,000.00        100
    ROTUNNO             GEORGE        9.3750        383,847.69         ZZ
                                      9.0000          3,568.51         1
                                       .0000          3,858.02         52
    STAMFORD        CT    06902        .0000       12/18/87
    0201264112                         .0000       02/01/88            00
    0201264112                         .0000       01/01/18            0
    0                                 3.2500       01/01/89        01/01/02
    822/X14                           2.8750       02/01/89        02/01/02
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
        .0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    6636192                           6.8750        350,000.00        100
    ALDRIDGE            PETER         6.8750        278,917.46         ZZ
                                      6.5000          2,537.75         1
                                     13.8750          2,412.95         39
    OLD LYME        CT    06371      13.5000       09/30/87
    0201264866                        1.8750       11/01/87            00
    0201264866                        1.5000       10/01/17            0
    0                                 2.7500       10/01/88        10/01/02
    822/X14                           2.3750       11/01/88        11/01/02
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
       6.0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    6636194                           7.2500        480,000.00        100
    BROPHY              JOSEPH        7.2500        315,509.25         ZZ
                                      6.8750          2,687.87         1
                                     11.3750          2,462.38         60
    SUNAPEE         NH    03782      11.0000       06/17/92
    0201267708                         .0000       08/01/92            00
    0201267708                         .0000       07/01/22            0
    0                                 2.8750       07/01/93        07/01/02
    822/X14                           2.5000       08/01/93        08/01/02
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
1


      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              01          07/01/93
        .0000                           05             E           07/01/97
                                        O             .8750


    6636196                           7.0000        620,000.00        100
    GIESE               BRENT         7.0000        569,190.19         ZZ
                                      6.6250          4,603.49         1
                                     14.1250          4,192.05         80
    WESTPORT        CT    06880      13.7500       06/01/94
    0201302647                         .0000       07/01/94            00
    0201302647                         .0000       06/01/24            0
    0                                 2.8750       06/01/01        06/01/02
    822/X14                           2.5000       07/01/01        07/01/02
      45                              6.1250          .0000           .0000
    A                                10.1250           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    6636198                           7.7500        350,000.00        100
    WUNDER              ARTHUR        7.7500        314,522.56         ZZ
                                      7.3750          2,299.26         1
                                     12.8750          2,475.00         87
    BREWSTER        MA    02631      12.5000       02/04/94
    0201306313                         .0000       04/01/94            23
    0201306313                         .0000       03/01/24            0
    0                                 2.8750       03/01/01        03/01/02
    822/X14                           2.5000       04/01/01        04/01/02
      45                              4.8750          .0000           .0000
    A                                 8.8750           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    6636200                           7.7500        348,500.00        100
    SCHOENBAUM          MITCHELL      7.7500        309,555.89         ZZ
                                      7.3750          2,377.38         1
                                     13.2500          2,418.15         78
    SOUTH ORANGE    NJ    07079      12.8750       03/01/95
    0201311706                         .0000       04/01/95            00
    0201311706                         .0000       03/01/25            0
    0                                 2.8750       03/01/96        03/01/02
1


    822/X14                           2.5000       04/01/96        04/01/02
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    6636202                           7.7500        416,250.00        100
    MARTON              KATI          7.7500        386,414.37         T
                                      7.3750          2,630.98         1
                                     12.5000          2,988.83         75
    BRIDGEHAMPTON   NY    11932      12.1250       03/17/95
    0201311793                         .0000       05/01/95            00
    0201311793                         .0000       04/01/25            0
    0                                 3.0000       04/01/96        04/01/02
    822/X14                           2.6250       05/01/96        05/01/02
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    6636204                           7.1250        650,000.00        100
    CLAFFEE             JAMES         7.1250        455,012.17         ZZ
                                      6.7500          4,489.39         1
                                     13.3750          3,386.46         75
    FARMINGTON      CT    06032      13.0000       05/03/94
    0201330169                         .0000       07/01/94            00
    0201330169                         .0000       06/01/24            0
    0                                 3.0000       06/01/01        06/01/02
    822/X14                           2.6250       07/01/01        07/01/02
      45                              5.3750          .0000           .0000
    A                                 9.3750           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    6636206                           6.6250        655,000.00        100
    SCHNITMAN           PAUL          6.6250        598,706.47         ZZ
                                      6.2500          4,579.86         1
                                     13.5000          4,251.01         63
    WELLESLEY       MA    02181      13.1250       08/11/94
1


    0201340900                         .0000       10/01/94            00
    0201340900                         .0000       09/01/24            0
    0                                 3.0000       09/01/01        09/01/02
    822/X14                           2.6250       10/01/01        10/01/02
      45                              5.5000          .0000           .0000
    A                                 9.5000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    6636208                           7.7500        390,000.00        100
    GREENE              JOHN          7.7500        341,363.00         ZZ
                                      7.3750          2,465.07         1
                                     12.5000          2,789.57         90
    MILFORD         CT    06460      12.1250       02/16/92
    0201353683                         .0000       04/01/92            23
    0201353683                         .0000       03/01/22            0
    0                                 2.8750       03/01/93        03/01/02
    822/X14                           2.5000       04/01/93        04/01/02
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    6636210                           6.0600        300,000.00        100
    GLAUBER             ROBERT        6.0600        183,059.79         ZZ
                                      5.6850          2,517.59         1
                                       .0000          2,102.45         30
    BROOKLINE       MA    02146        .0000       07/01/86
    0201360786                         .0000       08/01/86            00
    0201360786                         .0000       07/01/11            0
    0                                 1.7000       09/01/89        09/01/02
    822/X14                           1.3250       10/01/89        10/01/02
      45                               .0000          .0000           .0000
    A                                  .0000           36             36
      300                               3             .0000           .0000
        .0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    6636212                           7.1250        400,000.00        100
    MAGGIO              PETER         7.1250        282,559.77         ZZ
1


                                      6.7500          3,218.50         1
                                     15.0000          2,506.05         88
    WINDHAM         NH    03087      14.6250       06/17/87
    0201362179                        3.0000       08/01/87            23
    0201362179                        2.6250       07/01/17            0
    0                                 2.7500       07/01/88        07/01/02
    822/X14                           2.3750       08/01/88        08/01/02
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
       6.0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    6636214                           9.3750        400,000.00        100
    CRAWFORD            DON           9.3750        333,636.62         ZZ
                                      9.0000          3,621.63         2
                                     16.3750          3,269.78         54
    BOSTON          MA    02118      16.0000       12/18/88
    0201377009                         .0000       02/01/89            00
    0201377009                         .0000       01/01/19            0
    0                                 3.2500       01/01/90        01/01/02
    822/X14                           2.8750       02/01/90        02/01/02
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    6636216                           6.8750        480,000.00        100
    THULIN              DONALD        6.8750        380,132.21         T
                                      6.5000          3,690.79         1
                                     14.5000          3,086.87         80
    ORLEANS         MA    02653      14.1250       09/17/89
    0201377025                         .0000       11/01/89            00
    0201377025                         .0000       10/01/19            0
    0                                 2.7500       10/01/90        10/01/02
    822/X14                           2.3750       11/01/90        11/01/02
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    6636218                           7.6250        485,000.00        100
    AVRATIN             MICHAEL       7.6250        399,541.30         T
                                      7.2500          4,481.88         1
                                     16.6250          3,475.41        100
    FT LAUDERDALE   FL    33301      16.2500       03/01/89
    0201377041                         .0000       04/01/89            23
    0201377041                         .0000       03/01/19            0
    0                                 2.7500       03/01/90        03/01/02
    822/X14                           2.3750       04/01/90        04/01/02
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              01          03/01/90
        .0000                           05             E           03/01/94
                                        O             .8800


    6636220                           7.5000        660,000.00        100
    GOLDLUST            JERRY         7.5000        544,258.13         ZZ
                                      7.1250          5,975.69         1
                                     16.3750          4,683.08         80
    GLOUCESTER      MA    01930      16.0000       03/17/89
    0201377083                         .0000       05/01/89            00
    0201377083                         .0000       04/01/19            0
    0                                 2.7500       04/01/90        04/01/02
    822/X14                           2.3750       05/01/90        05/01/02
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    6636222                           7.1250        300,000.00        100
    PROSSER             JOHN          7.1250        246,733.67         ZZ
                                      6.7500          2,577.47         1
                                     15.7500          2,100.20         65
    BIDDEFORD POOL  ME    04006      15.3750       09/16/88
    0201378260                        3.7500       11/01/88            00
    0201378260                        3.3750       10/01/18            0
    0                                 3.0000       10/01/91        10/01/02
    822/X14                           2.6250       11/01/91        11/01/02
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
1


       6.0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    6636224                           7.0000        580,800.00        100
    NILOFF              JONATHAN      7.0000        109,155.36         ZZ
                                      6.6250          5,425.43         1
                                     13.6250          3,645.93         80
    NEWTON          MA    02165      13.2500       08/17/89
    0201378846                         .0000       10/01/89            00
    0201378846                         .0000       09/01/04            0
    0                                 2.8750       09/01/90        09/01/02
    822/X14                           2.5000       10/01/90        10/01/02
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      180                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    6636228                           9.1250        300,000.00        100
    RINDO               MICHAEL       9.1250        248,116.93         ZZ
                                      8.7500          2,360.10         1
                                     14.7500          2,393.17         84
    TYNGSBORO       MA    01879      14.3750       12/18/88
    0201383608                         .0000       02/01/89            23
    0201383608                         .0000       01/01/19            0
    0                                 3.0000       01/01/90        01/01/02
    822/X14                           2.6250       02/01/90        02/01/02
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           01             0           00/00/00
                                        N             .0000


    6636230                           6.8750      1,000,000.00        100
    BOTTONE_MD          ROBERT        6.8750        929,345.69         ZZ
                                      6.5000          6,569.29         1
                                     12.8750          6,597.39         61
    NEW CANAAN      CT    06840      12.5000       11/17/95
    0201406611                         .0000       01/01/96            00
    0201406611                         .0000       12/01/25            0
    0                                 2.8750       12/01/00        12/01/02
    822/X14                           2.5000       01/01/01        01/01/03
      45                              4.8750          .0000           .0000
    A                                 8.8750           12             12
1


      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    6636232                           7.0000        500,000.00        100
    LORING              ARTHUR        7.0000        183,346.13         ZZ
                                      6.6250          2,957.69         1
                                     11.8750          1,502.06         36
    BOSTON          MA    02116      11.5000       09/17/95
    0201416915                         .0000       11/01/95            00
    0201416915                         .0000       10/01/25            0
    0                                 2.8750       10/01/96        10/01/02
    822/X14                           2.5000       11/01/96        11/01/02
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    6636234                           7.2500      1,000,000.00        100
    VONA                GRACE         7.2500        903,037.97         ZZ
                                      6.8750          5,216.48         1
                                     10.7500          6,896.17         59
    NEW CANAAN      CT    06840      10.3750       07/18/93
    0201439468                         .0000       09/01/93            00
    0201439468                         .0000       08/01/23            0
    0                                 3.0000       08/01/94        08/01/02
    822/X14                           2.6250       09/01/94        09/01/02
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    6636238                           7.6250        292,000.00        100
    HILL                AMANDA        7.6250        237,203.67         ZZ
                                      7.2500          1,797.90         1
                                     12.2500          1,878.41         80
    LINCOLN         MA    01773      11.8750       03/17/93
    0201472140                         .0000       05/01/93            00
    0201472140                         .0000       04/01/23            0
    0                                 2.8750       04/01/94        04/01/02
1


    822/X14                           2.5000       05/01/94        05/01/02
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    6636240                           7.0000        400,000.00        100
    CARAVELLA           DAVID         7.0000        316,694.98         ZZ
                                      6.6250          2,594.40         1
                                     13.7500          2,778.23         84
    STAMFORD        CT    06902      13.3750       07/18/87
    0201513517                         .0000       09/01/87            23
    0201513517                         .0000       08/01/17            0
    0                                 2.7500       08/01/88        08/01/02
    822/X14                           2.3750       09/01/88        09/01/02
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    6636242                           7.1250        385,000.00        100
    REYNOLDS            MARK          7.1250        324,164.20         ZZ
                                      6.7500          2,892.38         1
                                     14.2500          2,653.01         64
    WESTPORT        CT    06880      13.8750       06/17/90
    0201517474                         .0000       08/01/90            00
    0201517474                         .0000       07/01/20            0
    0                                 2.7500       07/01/91        07/01/02
    822/X14                           2.3750       08/01/91        08/01/02
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    6636244                           7.5000        350,000.00        100
    MARULLO             ROBERT        7.5000        280,540.96         ZZ
                                      7.1250          2,691.20         1
                                     14.5000          2,486.65         77
    COS COB         CT    06807      14.1250       03/17/88
1


    0201527684                         .0000       05/01/88            00
    0201527684                         .0000       04/01/18            0
    0                                 2.7500       04/01/89        04/01/02
    822/X14                           2.3750       05/01/89        05/01/02
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    6636246                           6.8750        355,000.00        100
    FINKEL              GARY          6.8750        281,258.15         ZZ
                                      6.5000          2,302.53         1
                                     12.7500          2,440.34         64
    STAMFORD        CT    06902      12.3750       08/17/87
    0201529080                         .0000       10/01/87            00
    0201529080                         .0000       09/01/17            0
    0                                 2.7500       09/01/88        09/01/02
    822/X14                           2.3750       10/01/88        10/01/02
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    6636248                           7.6250        400,000.00        100
    ADAJIAN             JOSEPH        7.6250        232,473.49         ZZ
                                      7.2500          2,627.71         1
                                     12.8750          2,061.71         79
    SOUTHPORT       CT    06490      12.5000       06/15/88
    0201533733                         .8750       08/01/88            00
    0201533733                         .5000       07/01/18            0
    0                                 2.5000       01/01/89        01/01/02
    822/X14                           2.1250       02/01/89        02/01/02
      45                              5.8750          .0000           .0000
    A                                 7.8750            6              6
      360                               1            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
       6.0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    6636250                           6.1250      1,000,000.00        100
    BREAULT             ROBERT        6.1250        729,222.65         ZZ
1


                                      5.7500          8,046.23         1
                                     14.0000          6,524.22        100
    OSTERVILLE      MA    02655      13.6250       09/17/85
    0201540399                         .0000       11/01/85            23
    0201540399                         .0000       10/01/15            0
    0                                 2.0000       10/01/86        10/01/02
    822/X14                           1.6250       11/01/86        11/01/02
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    6636252                           7.5000        280,000.00        100
    D'ADDARIO           LAWRENCE      7.5000        232,729.74         T
                                      7.1250          2,666.51         1
                                     17.0000          2,026.69         80
    QUECHEE         VT    05059      16.6250       10/07/88
    0201545747                         .0000       12/01/88            00
    0201545747                         .0000       11/01/18            0
    0                                 3.2500       11/01/89        11/01/02
    822/X14                           2.8750       12/01/89        12/01/02
      45                              9.0000          .0000           .0000
    A                                13.0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    6636254                           6.7500        300,000.00        100
    GIANCOLA            DAVID         6.7500        152,142.70         ZZ
                                      6.3750          2,451.25         1
                                     11.5000          2,605.10         80
    HOLLISTON       MA    01746      11.1250       10/17/92
    0201608215                         .0000       12/01/92            00
    0201608215                         .0000       11/01/07            0
    0                                 2.5000       11/01/93        11/01/02
    822/X14                           2.1250       12/01/93        12/01/02
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      180                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    6636256                           5.7500        500,000.00        100
    BAYNE JR            ROBERT        5.7500        204,283.07         ZZ
                                      5.3750          3,933.51         1
                                     14.7500          1,702.37         69
    NEW CANAAN      CT    06840      14.3750       10/08/86
    0201631907                         .0000       12/01/86            00
    0201631907                         .0000       11/01/16            0
    0                                 2.2500       11/01/89        11/01/04
    822/X14                           1.8750       12/01/89        12/01/04
      45                               .0000          .0000           .0000
    A                                  .0000           36             36
      360                               3            3.0000          3.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    6636258                           8.5000        440,000.00        100
    GULIN               STANLEY       8.5000        362,098.08         ZZ
                                      8.1250          3,540.34         1
                                     15.0000          3,346.77         80
    WESTPORT        CT    06880      14.6250       01/15/89
    0201632825                         .0000       03/01/89            00
    0201632825                         .0000       02/01/19            0
    0                                 2.7500       02/01/90        02/01/02
    822/X14                           2.3750       03/01/90        03/01/02
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    6636260                           7.1250        280,000.00        100
    KAHANA              SILVYAN       7.1250        201,759.65         ZZ
                                      6.7500          2,278.18         1
                                     15.1250          1,689.86         80
    EAST MEADOW     NY    11554      14.7500       06/08/89
    0201633031                         .0000       08/01/89            00
    0201633031                         .0000       07/01/19            0
    0                                 2.7500       07/01/90        07/01/02
    822/X14                           2.3750       08/01/90        08/01/02
      45                              7.1250          .0000           .0000
    A                                11.1250           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    6636262                           6.7000        280,000.00        100
    DONOVAN             DANIEL        6.7000        228,889.42         ZZ
                                      6.3250          1,981.83         1
                                     14.0000          1,863.15         80
    EASTON          CT    06612      13.6250       03/13/89
    0201633167                        5.0000       05/01/89            00
    0201633167                        4.6250       04/01/19            0
    0                                 2.5000       10/01/89        04/01/02
    822/X14                           2.1250       11/01/89        05/01/02
      45                               .0000          .0000           .0000
    A                                  .0000            6              6
      360                               1            1.0000          1.0000
       6.3750                           S              N              .1250
        .0000                           S              N              .1250
       2.6250                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    6636266                           7.2500        300,000.00        100
    FRAUENHOFER         DENIS         7.2500        247,746.01         ZZ
                                      6.8750          2,605.05         1
                                     15.8750          2,090.40         80
    ONSET           MA    02558      15.5000       04/17/89
    0201634182                         .0000       06/01/89            00
    0201634182                         .0000       05/01/19            0
    0                                 2.7500       05/01/90        05/01/02
    822/X14                           2.3750       06/01/90        06/01/02
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    6636268                           8.8750        424,000.00        100
    STEINMETZ           DOV           8.8750        356,494.14         ZZ
                                      8.5000          3,565.23         1
                                     15.5000          3,304.82         80
    STAMFORD        CT    06905      15.1250       12/18/89
    0201636494                         .0000       02/01/90            00
    0201636494                         .0000       01/01/20            0
    0                                 2.7500       01/01/91        01/01/02
    822/X14                           2.3750       02/01/91        02/01/02
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
1


      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    6636270                           7.2500        400,000.00        100
    BEGG                COLIN         7.2500        200,662.15         ZZ
                                      6.8750          3,436.62         1
                                     14.1250          1,792.52         79
    SCARSDALE       NY    10583      13.7500       04/17/90
    0201637163                         .0000       06/01/90            00
    0201637163                         .0000       05/01/20            0
    0                                 2.7500       05/01/91        05/01/02
    822/X14                           2.3750       06/01/91        06/01/02
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       4.3750                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    6636272                           7.2500        301,000.00        100
    CHIARELLO           ROBERT        7.2500        254,946.01         ZZ
                                      6.8750          2,586.06         1
                                     14.1250          2,093.26         70
    ORLEANS         MA    02653      13.7500       04/17/90
    0201637338                         .0000       06/01/90            00
    0201637338                         .0000       05/01/20            0
    0                                 2.7500       05/01/91        05/01/02
    822/X14                           2.3750       06/01/91        06/01/02
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       4.3750                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    6636276                           6.8750        276,500.00        100
    TRIPPEL             ALAN          6.8750        259,376.64         ZZ
                                      6.5000          1,643.48         1
                                     13.1250          1,714.17         70
    SOUTHBURY       CT    06488      12.7500       04/25/91
    0201639080                         .0000       06/01/91            00
    0201639080                         .0000       05/01/31            0
    0                                 2.6250       11/01/91        05/01/02
1


    822/X14                           2.2500       12/01/91        06/01/02
      45                              5.6250          .0000           .0000
    A                                 7.6250            6              6
      480                               1            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    6636278                           7.0000        335,000.00        100
    LEVY                JOEL          7.0000        282,351.30         ZZ
                                      6.6250          1,722.37         1
                                     10.8750          2,156.80         51
    NEW CASTLE      NY    10514      10.5000       07/18/92
    0201639954                         .0000       09/01/92            00
    0201639954                         .0000       08/01/22            0
    0                                 2.7500       08/01/93        08/01/02
    822/X14                           2.3750       09/01/93        09/01/02
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       6.2500                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    6636280                           7.8750        284,950.00        100
    MORENO              ANNE          7.8750        254,869.32         ZZ
                                      7.5000          1,708.42         1
                                     12.0000          2,062.12         75
    FOREST HILL     NY    11375      11.6250       02/16/93
    0201640312                         .0000       04/01/93            00
    0201640312                         .0000       03/01/23            0
    0                                 3.0000       03/01/94        03/01/02
    822/X14                           2.6250       04/01/94        04/01/02
      45                              4.0000          .0000           .0000
    A                                 8.0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    6636282                           7.6250        332,000.00        100
    GORDAN              DENNIS        7.6250        263,611.81         ZZ
                                      7.2500          2,293.83         1
                                     12.7500          2,367.17         80
    LONGMEADOW      MA    01106      12.3750       02/15/93
1


    0201641337                         .0000       04/01/93            00
    0201641337                         .0000       03/01/18            0
    0                                 2.7500       03/01/94        03/01/02
    822/X14                           2.3750       04/01/94        04/01/02
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      300                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    6636284                           8.5000        306,000.00        100
    FRY                 DANIEL        8.5000        264,533.14         ZZ
                                      8.1250          1,527.82         1
                                     10.9500          2,265.12         90
    WESTON          CT    06883      10.5750       01/04/93
    0201641366                         .0000       03/01/93            04
    0201641366                         .0000       02/01/23           20
    0                                 2.7500       02/01/94        02/01/02
    822/X14                           2.3750       03/01/94        03/01/02
      45                              2.3750          .0000           .0000
    A                                 6.3750           12             12
      360                               1            2.0000          2.0000
       6.5750                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    6636286                           7.0000        600,000.00        100
    SHAFER              REBECCA       7.0000        506,926.94         ZZ
                                      6.6250          2,778.70         1
                                      9.7500          3,774.66         75
    SOUTHAMPTON     NY    11932       9.3750       10/17/93
    0201644570                         .0000       12/01/93            00
    0201644570                         .0000       11/01/23            0
    0                                 2.7500       11/01/94        11/01/02
    822/X14                           2.3750       12/01/94        12/01/02
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    6636288                           7.6250        450,000.00        100
    VOMERO              ERNEST        7.6250        373,404.34         ZZ
1


                                      7.2500          2,661.93         1
                                     11.8750          2,858.18         75
    CENTERPORT      NY    11721      11.5000       03/17/95
    0201654803                         .0000       05/01/95            00
    0201654803                         .0000       04/01/25            0
    0                                 2.8750       04/01/96        04/01/02
    822/X14                           2.5000       05/01/96        05/01/02
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    6636290                           6.5000        354,400.00        100
    WOLTERS             CHRISTOPH     6.5000         73,255.36         ZZ
                                      6.1250          2,240.05         1
                                     11.5000          2,240.05         80
    DARIEN          CT    06820      11.1250       11/17/95
    0202392132                         .0000       01/01/96            00
    0202392132                         .0000       12/01/25            0
    0                                 2.8750       12/01/05        12/01/05
    822/X14                           2.5000       01/01/06        01/01/06
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    6636292                           8.2500        392,000.00        100
    ESHAGHIAN           MEHRDAD       8.2500        366,314.99         ZZ
                                      7.8750          2,944.96         1
                                     14.2500          2,944.96         70
    PACIFIC PALISA  CA    90272      13.8750       05/17/95
    0214705547                         .0000       07/01/95            00
    0214705547                         .0000       06/01/25            0
    0                                 2.7500       06/01/02        06/01/02
    822/X14                           2.3750       07/01/02        07/01/02
      45                              3.2500          .0000           .0000
    A                                13.2500           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000
1




    6636296                           7.8750        284,000.00        100
    ORLOFF              SUSAN         7.8750        264,499.14         ZZ
                                      7.5000          2,059.20         1
                                     13.8750          2,059.20         80
    PORTLAND        OR    97219      13.5000       06/17/95
    0214730628                         .0000       08/01/95            00
    0214730628                         .0000       07/01/25            0
    0                                 2.7500       07/01/02        07/01/02
    822/X14                           2.3750       08/01/02        08/01/02
      45                              2.8750          .0000           .0000
    A                                12.8750           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    6636298                           7.0000        308,000.00        100
    DAVIS               WILLIAM       7.0000        283,548.76         ZZ
                                      6.6250          2,049.13         1
                                     13.0000          2,049.13         80
    BETHESDA        MD    20816      12.6250       06/17/95
    0214758249                         .0000       08/01/95            00
    0214758249                         .0000       07/01/25            0
    0                                 2.7500       07/01/02        07/01/02
    822/X14                           2.3750       08/01/02        08/01/02
      45                              2.7500          .0000           .0000
    A                                12.0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    6636300                           7.0000        334,000.00        100
    MAHROOM             LINDA         7.0000        309,615.00         ZZ
                                      6.6250          2,250.22         1
                                     13.1250          2,234.42         80
    MONTEREY        CA    93940      12.7500       07/18/95
    0214766150                         .0000       09/01/95            00
    0214766150                         .0000       08/01/25            0
    0                                 2.7500       08/01/00        08/01/02
    822/X14                           2.3750       09/01/00        09/01/02
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    6636302                           7.1250        500,000.00        100
    SAVAGE              KEVIN         7.1250        247,147.45         ZZ
                                      6.7500          3,326.51         1
                                     13.0000          1,805.51         80
    BEVERLY HILLS   CA    90210      12.6250       06/15/95
    0214766788                         .0000       08/01/95            00
    0214766788                         .0000       07/01/25            0
    0                                 2.7500       07/01/98        07/01/02
    822/X14                           2.3750       08/01/98        08/01/02
      45                              5.0000          .0000           .0000
    A                                 9.0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    6636304                           7.8750        400,000.00        100
    HARTLOFF            PAUL          7.8750        372,583.84         ZZ
                                      7.5000          2,900.28         1
                                     13.8750          2,900.28         52
    SANTA BARBARA   CA    93110      13.5000       06/26/95
    0214769063                         .0000       09/01/95            00
    0214769063                         .0000       08/01/25            0
    0                                 2.7500       08/01/02        08/01/02
    822/X14                           2.3750       09/01/02        09/01/02
      45                              2.8750          .0000           .0000
    A                                12.8750           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    6636306                           7.1250        367,500.00        100
    FIECHTER            RICHARD       7.1250        341,582.22         ZZ
                                      6.7500          2,569.61         1
                                     13.5000          2,495.40         75
    LOOMIS          CA    95650      13.1250       06/17/95
    0214770418                         .0000       08/01/95            00
    0214770418                         .0000       07/01/25            0
    0                                 2.7500       07/01/00        07/01/02
    822/X14                           2.3750       08/01/00        08/01/02
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
1


      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    6636308                           7.6250        342,300.00        100
    HORDES              MARK          7.6250        317,627.68         ZZ
                                      7.2500          2,422.78         1
                                     13.6250          2,422.78         78
    HOUSTON         TX    77024      13.2500       06/17/95
    0214771929                         .0000       08/01/95            00
    0214771929                         .0000       07/01/25            0
    0                                 2.7500       07/01/02        07/01/02
    822/X14                           2.3750       08/01/02        08/01/02
      45                              2.7500          .0000           .0000
    A                                12.6250           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    6636310                           7.0000        380,800.00        100
    COOK                PAMELA        7.0000         48,262.17         ZZ
                                      6.6250          2,501.58         1
                                     12.8750            481.26         80
    SAN RAFAEL      CA    94903      12.5000       07/18/95
    0214772661                         .0000       09/01/95            00
    0214772661                         .0000       08/01/25            0
    0                                 2.7500       08/01/00        08/01/02
    822/X14                           2.3750       09/01/00        09/01/02
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    6636312                           7.0000        288,000.00        100
    FORD                LISA          7.0000        266,103.58         ZZ
                                      6.6250          1,749.92         1
                                     12.1250          1,920.41         80
    HOUSTON         TX    77079      11.7500       07/21/95
    0214828299                         .0000       09/01/95            00
    0214828299                         .0000       08/01/25            0
    0                                 2.7500       08/01/98        08/01/02
1


    822/X14                           2.3750       09/01/98        09/01/02
      45                              4.1250          .0000           .0000
    A                                 8.1250           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    6636314                           7.7500        294,000.00        100
    WONG                DON           7.7500        273,573.25         ZZ
                                      7.3750          2,106.25         1
                                     13.7500          2,106.25         80
    LOS ANGELES     CA    90066      13.3750       07/18/95
    0214834479                         .0000       09/01/95            00
    0214834479                         .0000       08/01/25            0
    0                                 2.7500       08/01/02        08/01/02
    822/X14                           2.3750       09/01/02        09/01/02
      45                              2.7500          .0000           .0000
    A                                12.7500           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    6636316                           7.0000        488,000.00        100
    NAPACK              BRIAN         7.0000        450,729.17         ZZ
                                      6.6250          3,205.81         1
                                     12.8750          3,252.80         80
    WEST HOLLYWOOD  CA    90069      12.5000       07/18/95
    0214835948                         .0000       09/01/95            00
    0214835948                         .0000       08/01/25            0
    0                                 2.7500       08/01/00        08/01/02
    822/X14                           2.3750       09/01/00        09/01/02
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    6636318                           6.8750        278,000.00        100
    RUPPERT             WILLIAM       6.8750        260,173.61         ZZ
                                      6.5000          1,896.45         1
                                     13.2500          1,854.63         62
    ORINDA          CA    94563      12.8750       08/17/95
1


    0214840609                         .0000       10/01/95            00
    0214840609                         .0000       09/01/25            0
    0                                 2.7500       09/01/96        09/01/02
    822/X14                           2.3750       10/01/96        10/01/02
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    6636320                           7.2500        500,000.00        100
    BURKE               WILLIAM       7.2500        462,518.77         ZZ
                                      6.8750          3,410.88         1
                                     13.2500          3,410.88         52
    DANVILLE        CA    94526      12.8750       07/18/95
    0214843330                         .0000       09/01/95            00
    0214843330                         .0000       08/01/25            0
    0                                 2.7500       08/01/02        08/01/02
    822/X14                           2.3750       09/01/02        09/01/02
      45                              2.7500          .0000           .0000
    A                                12.2500           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    6636322                           7.2500        308,000.00        100
    O'CONNOR            SHAWN         7.2500        284,792.52         ZZ
                                      6.8750          2,101.10         1
                                     13.2500          2,101.10         75
    DANVILLE        CA    94506      12.8750       07/18/95
    0214846200                         .0000       09/01/95            00
    0214846200                         .0000       08/01/25            0
    0                                 2.7500       08/01/02        08/01/02
    822/X14                           2.3750       09/01/02        09/01/02
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    6636324                           7.5000        394,500.00        100
    MALONEY             GEORGE        7.5000        364,738.61         ZZ
1


                                      7.1250          2,758.40         1
                                     13.5000          2,758.40         75
    ALAMO           CA    94507      13.1250       07/18/95
    0214847489                         .0000       09/01/95            00
    0214847489                         .0000       08/01/25            0
    0                                 2.7500       08/01/02        08/01/02
    822/X14                           2.3750       09/01/02        09/01/02
      45                              2.7500          .0000           .0000
    A                                12.5000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    6636330                           7.6250        335,500.00        100
    ARANYI              ANDRES        7.6250        311,870.64         ZZ
                                      7.2500          2,374.65         1
                                     13.6250          2,374.65         75
    SANTA ANA       CA    92705      13.2500       07/18/95
    0214870572                         .0000       09/01/95            00
    0214870572                         .0000       08/01/25            0
    0                                 2.7500       08/01/02        08/01/02
    822/X14                           2.3750       09/01/02        09/01/02
      45                              2.7500          .0000           .0000
    A                                12.6250           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    6636332                           6.8750        468,000.00        100
    RACHOR              GEO           6.8750        436,209.91         ZZ
                                      6.5000          3,192.59         1
                                     13.2500          3,109.49         80
    SAN CLEMENTE    CA    92673      12.8750       08/17/95
    0214877965                         .0000       10/01/95            00
    0214877965                         .0000       09/01/25            0
    0                                 2.7500       09/01/96        09/01/02
    822/X14                           2.3750       10/01/96        10/01/02
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000
1




    6636334                           6.8750        422,000.00        100
    ULRICH              ROBERT        6.8750        383,887.48         ZZ
                                      6.5000          2,843.09         1
                                     13.1250          2,732.71         80
    HOUSTON         TX    77079      12.7500       09/18/95
    0214902292                         .0000       11/01/95            00
    0214902292                         .0000       10/01/25            0
    0                                 2.7500       10/01/98        10/01/02
    822/X14                           2.3750       11/01/98        11/01/02
      45                              5.1250          .0000           .0000
    A                                 9.1250           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    6636336                           6.8750        500,000.00        100
    MINCH               JEFFREY       6.8750        465,014.66         ZZ
                                      6.5000          3,284.64         1
                                     12.8750          3,311.64         56
    AUSTIN          TX    78703      12.5000       09/04/95
    0214912143                         .0000       11/01/95            00
    0214912143                         .0000       10/01/25            0
    0                                 2.7500       10/01/98        10/01/02
    822/X14                           2.3750       11/01/98        11/01/02
      45                              4.8750          .0000           .0000
    A                                 8.8750           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    6636338                           7.8750        348,000.00        100
    KRUGLINSKI          PETER         7.8750        325,600.01         ZZ
                                      7.5000          2,523.24         1
                                     13.8750          2,523.24         80
    SAN GABRIEL     CA    91775      13.5000       10/18/95
    0214956439                         .0000       12/01/95            00
    0214956439                         .0000       11/01/25            0
    0                                 2.7500       11/01/02        11/01/02
    822/X14                           2.3750       12/01/02        12/01/02
      45                              2.8750          .0000           .0000
    A                                12.8750           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    6636340                           7.0000        292,000.00        100
    MADDEN              MARK          7.0000        273,278.80         ZZ
                                      6.6250          2,193.70         1
                                     14.2500          1,964.12         69
    SANTA BARBARA   CA    93109      13.8750       10/20/95
    0214965265                         .0000       12/01/95            00
    0214965265                         .0000       11/01/25            0
    0                                 2.7500       11/01/98        11/01/02
    822/X14                           2.3750       12/01/98        12/01/02
      45                              6.2500          .0000           .0000
    A                                10.2500           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    6636342                           8.1250        522,500.00        100
    TRIPHON             E             8.1250        490,365.91         ZZ
                                      7.7500          3,879.55         1
                                     14.1250          3,879.55         65
    SAN DIEGO       CA    92037      13.7500       10/17/95
    0214968533                         .0000       12/01/95            00
    0214968533                         .0000       11/01/25            0
    0                                 2.7500       11/01/02        11/01/02
    822/X14                           2.3750       12/01/02        12/01/02
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    6636344                           7.0000        419,000.00        100
    LAWRENCE            STEVE         7.0000        393,007.28         ZZ
                                      6.6250          3,074.47         1
                                     14.0000          2,824.64         65
    SCOTTSDALE      AZ    85258      13.6250       10/17/95
    0214972162                         .0000       12/01/95            00
    0214972162                         .0000       11/01/25            0
    0                                 2.7500       11/01/00        11/01/02
    822/X14                           2.3750       12/01/00        12/01/02
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
1


      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    6636346                           7.0000        295,000.00        100
    ELSON               NANNETTE      7.0000        275,396.83         ZZ
                                      6.6250          2,012.42         1
                                     13.2500          1,979.35         52
    CRYSTAL RIVER   FL    34429      12.8750       10/27/95
    0214995106                         .0000       12/01/95            00
    0214995106                         .0000       11/01/25            0
    0                                 2.7500       11/01/98        11/01/02
    822/X14                           2.3750       12/01/98        12/01/02
      45                              5.2500          .0000           .0000
    A                                 9.2500           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    6636348                           7.7500        288,000.00        100
    PETERSEN            MARK          7.7500        267,274.51         ZZ
                                      7.3750          2,063.27         1
                                     13.7500          2,063.27         80
    TUALATIN        OR    97062      13.3750       06/24/97
    0215756515                         .0000       09/01/97            00
    0215756515                         .0000       08/01/27            0
    0                                 2.7500       08/01/04        08/01/04
    822/X14                           2.3750       09/01/04        09/01/04
      45                              2.7500          .0000           .0000
    A                                12.7500           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    6636350                           7.0000        378,750.00        100
    FREDERICKSEN        CARL          7.0000        363,406.02         ZZ
                                      6.6250          2,615.93         1
                                     13.3750          2,535.23         75
    LAS VEGAS       NV    89134      13.0000       10/24/97
    0215883319                         .0000       12/01/97            00
    0215883319                         .0000       11/01/27            0
    0                                 2.7500       11/01/00        11/01/02
1


    822/X14                           2.3750       12/01/00        12/01/02
      45                              5.3750          .0000           .0000
    A                                 9.3750           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    6636352                           7.1250        325,000.00        100
    BENSON              GERALD        7.1250        310,614.32         ZZ
                                      6.7500          2,189.59         1
                                     13.1250          2,189.59         62
    STOCKTON        CA    95212      12.7500       10/30/97
    0215886999                         .0000       01/01/98            00
    0215886999                         .0000       12/01/27            0
    0                                 2.7500       12/01/02        12/01/02
    822/X14                           2.3750       01/01/03        01/01/03
      45                              2.7500          .0000           .0000
    A                                12.1250           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    6636354                           7.0000        370,000.00        100
    HABIB               IZCHAK        7.0000        353,255.53         ZZ
                                      6.6250          2,461.62         1
                                     13.0000          2,461.62         72
    PALO ALTO       CA    94306      12.6250       11/17/97
    0215899885                         .0000       01/01/98            00
    0215899885                         .0000       12/01/27            0
    0                                 2.7500       12/01/02        12/01/02
    822/X14                           2.3750       01/01/03        01/01/03
      45                              2.7500          .0000           .0000
    A                                12.0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    6636356                           7.1250        480,000.00        100
    NELSON              CHRIS         7.1250        459,260.81         ZZ
                                      6.7500          3,233.85         1
                                     13.1250          3,233.85         67
    PARK CITY       UT    84068      12.7500       12/18/97
1


    0215924048                         .0000       02/01/98            00
    0215924048                         .0000       01/01/28            0
    0                                 2.7500       01/01/03        01/01/03
    822/X14                           2.3750       02/01/03        02/01/03
      45                              2.7500          .0000           .0000
    A                                12.1250           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    6636358                           7.2500        495,000.00        100
    MCCLURE             CINDY         7.2500        474,594.12         ZZ
                                      6.8750          3,376.77         1
                                     13.2500          3,376.77         66
    CAMAS           WA    98607      12.8750       12/26/97
    0215932793                         .0000       03/01/98            00
    0215932793                         .0000       02/01/28            0
    0                                 2.7500       02/01/03        02/01/03
    822/X14                           2.3750       03/01/03        03/01/03
      45                              2.7500          .0000           .0000
    A                                12.2500           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    6636360                           7.2500        372,000.00        100
    VAN_GIESEN          DONALD        7.2500        356,664.35         ZZ
                                      6.8750          2,537.70         1
                                     13.2500          2,537.70         66
    SANTA ROSA      CA    95404      12.8750       01/15/98
    0215944467                         .0000       03/01/98            00
    0215944467                         .0000       02/01/28            0
    0                                 2.7500       02/01/03        02/01/03
    822/X14                           2.3750       03/01/03        03/01/03
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    6636362                           7.2500        435,000.00        100
    ZOCKOLL             CHRISTOPH     7.2500        416,906.83         ZZ
1


                                      6.8750          2,967.47         1
                                     13.2500          2,967.47         80
    HENDERSON       NV    89014      12.8750       01/15/98
    0215963749                         .0000       03/01/98            00
    0215963749                         .0000       02/01/28            0
    0                                 2.7500       02/01/05        02/01/05
    822/X14                           2.3750       03/01/05        03/01/05
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    6636364                           6.2500        300,000.00        100
    BEWLEY              PETER         6.2500        285,607.19         ZZ
                                      5.8750          1,847.15         1
                                     12.2500          1,847.15         34
    OAKLAND         CA    94611      11.8750       02/15/98
    0216016513                         .0000       04/01/98            00
    0216016513                         .0000       03/01/28            0
    0                                 2.7500       03/01/03        03/01/03
    822/X14                           2.3750       04/01/03        04/01/03
      45                              2.7500          .0000           .0000
    A                                11.2500           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    6636366                           6.7500        650,000.00        100
    SILVERBERG          SHELDON       6.7500        621,113.59         ZZ
                                      6.3750          4,215.89         1
                                     12.7500          4,215.89         73
    SCOTTSDALE      AZ    85255      12.3750       03/17/98
    0216029656                         .0000       05/01/98            00
    0216029656                         .0000       04/01/28            0
    0                                 2.7500       04/01/03        04/01/03
    822/X14                           2.3750       05/01/03        05/01/03
      45                              2.7500          .0000           .0000
    A                                11.7500           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000
1




    6636368                           7.2500        300,000.00        100
    THURBON             IAN           7.2500        288,498.38         ZZ
                                      6.8750          2,046.53         1
                                     13.2500          2,046.53         76
    PHOENIX         AZ    85018      12.8750       05/17/98
    0216180566                         .0000       07/01/98            00
    0216180566                         .0000       06/01/28            0
    0                                 2.7500       06/01/03        06/01/03
    822/X14                           2.3750       07/01/03        07/01/03
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    6636370                           8.1250        290,000.00        100
    GHANDER             ATIF          8.1250        260,151.59         T
                                      7.7500          2,027.72         1
                                     13.5000          2,145.31         83
    LAMOINE         ME    04605      13.1250       02/15/93
    0370087719                         .0000       04/01/93            23
    0370087719                         .0000       03/01/23            0
    0                                 3.2500       03/01/94        03/01/02
    822/X14                           2.8750       04/01/94        04/01/02
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    6636372                           9.3750        347,000.00        100
    COFFEY              DAVID         9.3750        311,669.83         ZZ
                                      9.0000          2,136.54         1
                                     12.2500          2,830.03         82
    NORWICH         VT    05055      11.8750       12/18/92
    0370093884                         .0000       02/01/93            23
    0370093884                         .0000       01/01/23            0
    0                                 3.2500       01/01/94        01/01/02
    822/X14                           2.8750       02/01/94        02/01/02
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    6636374                           6.7500        448,000.00        100
    LOVENHEIM           DAVID         6.7500        397,671.22         ZZ
                                      6.3750          2,758.42         1
                                     12.2500          2,956.07         80
    ROCHESTER       NY    14610      11.8750       11/25/92
    0370196273                         .0000       01/01/93            23
    0370196273                         .0000       12/01/22            0
    0                                 2.7500       12/01/93        12/01/02
    822/X14                           2.3750       01/01/94        01/01/03
      45                              4.2500          .0000           .0000
    A                                 8.2500           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              01          12/01/93
        .0000                           05             0           12/01/97
                                        O            6.2500


    6636376                           6.2500        280,000.00        100
    STOCKS              WILLIAM       6.2500        245,277.11         ZZ
                                      5.8750          1,567.92         1
                                     11.3750          1,753.51         75
    SHELBURNE       VT    05482      11.0000       10/17/92
    0370315766                         .0000       12/01/92            00
    0370315766                         .0000       11/01/22            0
    0                                 2.0000       11/01/93        11/01/02
    822/X14                           1.6250       12/01/93        12/01/02
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    6636378                           8.1250        360,000.00        100
    PHILLIPS            JOSEPH        8.1250        324,306.93         ZZ
                                      7.7500          2,334.95         1
                                     12.7500          2,674.36         82
    THETFORD        VT    05074      12.3750       02/15/93
    0370487762                         .0000       04/01/93            23
    0370487762                         .0000       03/01/23            0
    0                                 3.2500       03/01/94        03/01/02
    822/X14                           2.8750       04/01/94        04/01/02
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
1


      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    6636380                           6.7500        287,000.00        100
    ROBFOGEL            SUSAN         6.7500        257,108.66         ZZ
                                      6.3750          1,308.87         1
                                      9.6250          1,872.03         70
    ROCHESTER       NY    14610       9.2500       11/17/93
    0370713685                         .0000       01/01/94            00
    0370713685                         .0000       12/01/23            0
    0                                 2.7500       12/01/94        12/01/02
    822/X14                           2.3750       01/01/95        01/01/03
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    6636382                           6.8750        308,000.00        100
    CRUM                ANDREW        6.8750        281,800.59         ZZ
                                      6.5000          1,846.62         1
                                     12.0000          2,053.67         80
    SOUTH SALEM     NY    10590      11.6250       06/01/94
    0371150292                         .0000       07/01/94            00
    0371150292                         .0000       06/01/24            0
    0                                 2.7500       06/01/95        06/01/02
    822/X14                           2.3750       07/01/95        07/01/02
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    6636384                           7.5000        277,900.00        100
    HUTCHINS            DONALD        7.5000        249,968.80         ZZ
                                      7.1250          1,577.89         1
                                     11.5000          1,924.71         51
    LONGMEADOW      MA    01106      11.1250       03/18/94
    0371255825                         .0000       05/01/94            00
    0371255825                         .0000       04/01/24            0
    0                                 2.7500       04/01/97        04/01/02
1


    822/X14                           2.3750       05/01/97        05/01/02
      45                              3.5000          .0000           .0000
    A                                 7.5000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    6636386                           7.2500        350,000.00        100
    SCHWARTZ            MONIQUE       7.2500        315,352.78         ZZ
                                      6.8750          1,571.66         1
                                      9.5000          2,375.15         87
    HANOVER         NJ    07950       9.1250       04/17/94
    0371289985                         .0000       06/01/94            23
    0371289985                         .0000       05/01/24            0
    0                                 2.7500       05/01/95        05/01/02
    822/X14                           2.3750       06/01/95        06/01/02
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    6636388                           7.0000        468,000.00        100
    FLAMM               LEONARD       7.0000        437,280.44         ZZ
                                      6.6250          3,272.33         1
                                     13.5000          3,142.85         80
    CLOSTER         NJ    07624      13.1250       10/17/95
    0371704978                         .0000       12/01/95            00
    0371704978                         .0000       11/01/25            0
    0                                 2.7500       11/01/00        11/01/02
    822/X14                           2.3750       12/01/00        12/01/02
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    6636390                           7.0000        485,000.00        100
    SESSOMS             ALLEN         7.0000        452,492.01         ZZ
                                      6.6250          3,349.77         1
                                     13.3750          3,252.18         74
    CHESTNUT HILL   MA    02167      13.0000       10/17/95
1


    0371811201                         .0000       12/01/95            00
    0371811201                         .0000       11/01/25            0
    0                                 2.7500       11/01/00        11/01/02
    822/X14                           2.3750       12/01/00        12/01/02
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    6636392                           6.8750        650,000.00        100
    FRANK               STEPHAN       6.8750        413,284.70         ZZ
                                      6.5000          3,589.32         1
                                     11.2500          2,818.13         33
    DARIEN          CT    06820      10.8750       08/17/98
    0372486046                         .0000       10/01/98            00
    0372486046                         .0000       09/01/28            0
    0                                 2.7500       09/01/99        09/01/02
    822/X14                           2.3750       10/01/99        10/01/02
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    6636394                           7.3750        299,100.00        100
    HOOD                JEANNE        7.3750        288,524.57         ZZ
                                      7.0000          2,065.81         1
                                     13.3750          2,065.81         75
    LAS VEGAS       NV    89117      13.0000       06/17/98
    0372743297                         .0000       08/01/98            00
    0372743297                         .0000       07/01/28            0
    0                                 2.7500       07/01/05        07/01/05
    822/X14                           2.3750       08/01/05        08/01/05
      45                              2.7500          .0000           .0000
    A                                12.3750           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    6636396                           6.7500      1,000,000.00        100
    CLIFFORD            JOHN          6.7500        969,774.12         ZZ
1


                                      6.3750          6,612.51         1
                                     12.7500          6,612.51         34
    HOPEWELL TOWNS  NJ    07030      12.3750       08/12/99
    0372750675                         .0000       09/01/99            00
    0372750675                         .0000       11/01/27            0
    0                                 2.7500       11/01/02        11/01/02
    822/X14                           2.3750       12/01/02        12/01/02
      45                              4.7500          .0000           .0000
    A                                 8.7500           12             12
      339                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    6636398                           7.8750        360,000.00        100
    HUOT                VICTORIA      7.8750        344,356.98         ZZ
                                      7.5000          2,610.25         1
                                     13.8750          2,610.25         85
    FRAMINGHAM      MA    01701      13.5000       06/13/97
    1000094505                         .0000       08/01/97            14
    1000094505                         .0000       07/01/27           12
    0                                 2.7500       07/01/02        07/01/02
    822/X14                           2.3750       08/01/02        08/01/02
      45                              2.8750          .0000           .0000
    A                                12.8750           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    6651824                           7.6250        312,000.00        100
    MCCARTHY            KATHERINE     7.6250        118,402.92         ZZ
                                      7.2500          2,912.47         1
                                     18.0000          1,229.91         80
    LONGMEADOW      MA    01106      17.6250       10/15/85
    0000332293                         .0000       06/01/86            00
    0000332293                         .0000       05/01/16            0
    0                                 2.8000       05/01/87        05/01/02
    822/076                           2.4250       06/01/87        06/01/02
      45                              9.7500          .0000           .0000
    A                                11.7500           12             12
      360                               1            1.0000          1.0000
       7.2500                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    6651826                           6.8750        301,000.00        100
    CHANTRY             CAROLINE      6.8750        264,828.74         ZZ
                                      6.5000          1,638.91         1
                                     11.1250          1,999.31         70
    ORINDA          CA    94563      10.7500       07/27/92
    0002648090                         .0000       10/01/92            00
    0002648090                         .0000       09/01/22            0
    0                                 2.7500       09/01/93        09/01/02
    822/X14                           2.3750       10/01/93        10/01/02
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000

   TOTAL NUMBER OF LOANS   :        283

   TOTAL ORIGINAL BALANCE  :    94,326,872.58

   TOTAL PRINCIPAL BALANCE :    80,300,496.75

   TOTAL ORIGINAL P+I      :       661,379.97

   TOTAL CURRENT P+I       :       632,982.03


                             ***************************
                             *      END OF REPORT      *
                             ***************************

                                          EXHIBIT G

                                 FORMS OF REQUEST FOR RELEASE


DATE:
TO:
RE: REQUEST FOR RELEASE OF DOCUMENTS

        In connection with the administration of the pool of Mortgage Loans held by you for the referenced pool, we request the release of the Mortgage Loan File described below.

Pooling and Servicing Agreement Dated:
Series#:
Account#:
Pool#:
Loan#:
Borrower Name(s):

Reason for Document Request: (circle one) Mortgage Loan Prepaid in Full Mortgage Loan Repurchased

"We hereby certify that such release will not invalidate any insurance coverage provided in respect of the Mortgage Loan pursuant to the Pooling and Servicing Agreement."
---------------------------
Residential Funding Corporation
Authorized Signature
******************************************************************************
TO CUSTODIAN/TRUSTEE: Please acknowledge this request, and check off documents being enclosed with a copy of this form. You should retain this form for your files in accordance with the terms of the Pooling and Servicing Agreement.

Enclosed Documents: [] Promissory Note
[] Primary Insurance Policy
[] Mortgage or Deed of Trust
[] Assignment(s) of Mortgage or
Deed of Trust
[] Title Insurance Policy
[] Other:
------------------------
-------------------- --------------------
Name Date

--------------------
Title

                                         EXHIBIT H-1

                           FORM OF TRANSFER AFFIDAVIT AND AGREEMENT

STATE OF              )
                      ) :ss.
COUNTY OF             )

        [NAME OF OFFICER], being first duly sworn, deposes and says:

1. That he/she is a Director of _________________ (record or beneficial owner of the Mortgage Asset-Backed Pass-Through Certificates, Series 2001-RM2, Class R-I, Class R-II and Class R- III (together, the "Class R Certificates"), (the "Owner"), a corporation duly organized and existing under the laws of the State of Delaware, on behalf of which he/she makes this affidavit and agreement.

2. That the Owner (i) is not and will not be, as of December 28, 2001, a "disqualified organization" within the meaning of Section 860E(e)(5) of the Internal Revenue Code of 1986, as amended (the "Code") or an "electing large partnership" within the meaning of Section 775 of the Code, (ii) will endeavor to remain other than a disqualified organization and an electing large partnership for so long as it retains its ownership in the Class R Certificates, and (iii) is acquiring the Class R Certificates for its own account or for the account of another Owner from which it has received an affidavit and agreement in substantially the same form as this affidavit and agreement. (For this purpose, a "disqualified organization" means the United States, any state or political subdivision thereof, any agency or instrumentality of any of the foregoing (other than an instrumentality all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of whose board of directors is not selected by any such governmental entity) or any foreign government, international organization or any agency or instrumentality of such foreign government or organization, any rural electric or telephone cooperative, or any organization (other than certain farmers' cooperatives) that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income).

3. That the Owner is aware (i) of the tax that would be imposed on transfers of Class R Certificates to disqualified organizations under the Code, that applies to all transfers of Class R Certificates after March 31, 1988; (ii) that such tax would be on the transferor, or, if such transfer is through an agent (which person includes a broker, nominee or middleman) for a disqualified organization, on the agent; (iii) that the person otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee is not a disqualified organization and, at the time of transfer, such person does not have actual knowledge that the affidavit is false; and (iv) that the Class R Certificates may be

        "noneconomic residual interests" within the meaning of Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

4. That the Owner is aware of the tax imposed on a "pass-through entity" holding Class R Certificates if at any time during the taxable year of the pass-through entity a disqualified organization is the record holder of an interest in such entity. (For this purpose, a "pass through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

5. That the Owner is aware that the Trustee will not register the transfer of any Class R Certificates unless the transferee, or the transferee's agent, delivers to it an affidavit and agreement, among other things, in substantially the same form as this affidavit and agreement. The Owner expressly agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

6. That the Owner has reviewed the restrictions set forth on the face of the Class R Certificates and the provisions of Section 5.02(g) of the Pooling and Servicing Agreement under which the Class R Certificates were issued (in particular, clause (iii)(A) and (iii)(B) of Section 5.02(g) which authorize the Trustee to deliver payments to a person other than the Owner and negotiate a mandatory sale by the Trustee in the event the Owner holds such Certificates in violation of Section 5.02(g)). The Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

7. That the Owner consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Residual Certificates will only be owned, directly or indirectly, by an Owner that is not a disqualified organization.

8.      The Owner's Taxpayer Identification Number is ______________.

9. This affidavit and agreement relates only to the Class R Certificates held by the Owner and not to any other holder of the Class R
        Certificates. The Owner understands that the liabilities described herein relate only to the Class R Certificates.

10. That no purpose of the Owner relating to the transfer of any of the Class R Certificates by the Owner is or will be to impede the assessment or collection of any tax.

11. That the Owner has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as any of the Certificates remain outstanding. In this regard, the Owner hereby represents to and for the benefit of the person from whom it acquired the Class R Certificates that the Owner intends to pay taxes associated with holding such Class R Certificates as they become due, fully understanding that it may incur tax liabilities in excess of any cash flows generated by the Class R Certificates.

12. That the Owner has no present knowledge or expectation that it will become insolvent or subject to a bankruptcy proceeding for so long as any of the Class R Certificates remain outstanding.

13. The Owner is a citizen or resident of the United States, a corporation, partnership (including an entity treated as a corporation or partnership for federal income tax purposes) or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof (except, in the case of a partnership, to the extent provided in regulations), provided that with respect to any partnership or other entity treated as a partnership for United States federal income tax purposes, all persons that own an interest in such partnership either directly or through any entity that is not a corporation for United States federal income tax purposes are required by the applicable operative agreement to be United States Persons, an estate or trust whose income from sources without the United States is includable in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States, or a trust other than a "foreign trust" as defined in Section 7701(a)(31) of the Code;

14. The Purchaser hereby certifies, represents and warrants to, and covenants with the Depositor, the Trustee and the Master Servicer that the following statements in (a) or (b) are accurate: (a) The Certificates (i) are not being acquired by, and will not be transferred to, any employee benefit plan within the meaning of section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and bank collective investment funds and insurance company general or separate accounts in which such plans, accounts or arrangements are invested, that is subject to Section 406 of ERISA or Section 4975 of the Internal Revenue Code of 1986 (the "Code") (any of the foregoing, a "Plan"), (ii) are not being acquired with "plan assets" of a Plan within the meaning of the Department of Labor ("DOL") regulation, 29 C.F.R. ss. 2510.3-101 or otherwise under ERISA, and (iii) will not be transferred to any entity that is deemed to be investing in plan assets within the meaning of the DOL regulation, 29 C.F.R. ss. 2510.3-101 or otherwise under ERISA; or

        (b) The Owner will provide the Trustee, the Depositor and the Master Servicer with an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Depositor and the Master Servicer to the effect that the purchase of Certificates is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Trustee, the Depositor or the Master Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Pooling and Servicing Agreement.

        In addition, the Owner hereby certifies, represents and warrants to, and covenants with, the Depositor, the Trustee and the Master Servicer that the Owner will not transfer such Certificates to any Plan or person unless either such Plan or person meets the requirements set forth in either (a) or (b) above.

        Capitalized terms used but not defined herein shall have the meanings assigned in the Pooling and Servicing Agreement.

        IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by a [Title of Officer] and its corporate seal to be hereunto attached, attested by a [Assistant] Secretary, this _____ day of _________, 20___.

                                            [NAME OF OWNER]


                                            By:
                                            Name:  [Name of Officer]
                                            Title: [Title of Officer]

[Corporate Seal]

ATTEST:



[Assistant] Secretary


        Personally appeared before me the above-named [Name of Officer], known or proven to me to be the same person who executed the foregoing instrument and to be a [Title of Officer] of the Owner, and acknowledged to me that he/she executed the same as his/her free act and deed and the free act and deed of the Owner.

        Subscribed and sworn before me this ______ day of _________, 20___.


NOTARY PUBLIC

COUNTY OF STATE OF My Commission expires the _____ day of ____________, 20____.

                                         EXHIBIT H-2

                                FORM OF TRANSFEROR CERTIFICATE


                                            ---------------, -----


Residential Asset Mortgage Products, Inc.
8400 Normandale Lake Boulevard
Minneapolis, Minnesota 55437

JPMorgan Chase Bank
450 West 33rd Street
New York, New York 10001

Re: Mortgage Asset-Backed Pass-Through Certificates, Series 2001-RM2, Class R-I, Class R-II and Class R-III

Ladies and Gentlemen:

        This letter is delivered to you in connection with the transfer by ________________ (the "Seller") to _______________________ (the "Purchaser") of
$ ___________ Initial Certificate Principal Balance of Mortgage Asset-Backed Pass-Through Certificates, Series 2001-RM2, Class R-I, Class R-II and Class R-III (the "Class R Certificates"), pursuant to Section 5.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of December 1, 2001, among Residential Asset Mortgage Products, Inc., as depositor (the "Depositor"), Residential Funding Corporation, as master servicer and JPMorgan Chase Bank, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Seller hereby certifies, represents and warrants to, and covenants with, the Depositor and the Trustee that:

1. No purpose of the Seller relating to the transfer of the Certificate by the Seller to the Purchaser is or will be to impede the assessment or collection of any tax.

2. The Seller understands that the Purchaser has delivered to the Trustee and the Master Servicer a transfer affidavit and agreement in the form attached to the Pooling and Servicing Agreement as Exhibit H-1. The Seller does not know or believe that any representation contained therein is false.

3. The Seller has at the time of the transfer conducted a reasonable investigation of the financial condition  of the  Purchaser  as  contemplated  by Treasury  Regulations
        Section 1.860E- 1(c)(4)(i) and, as a result of that investigation, the Seller has determined that the Purchaser has historically paid its debts as they become due and has found no significant evidence to indicate that the Purchaser will not continue to pay its debts as they become due in the future. The Seller understands that the transfer of a Class R Certificate may not be respected for United States income tax purposes (and the Seller may continue to be liable for United States income taxes associated therewith) unless the Seller has conducted such an investigation.

4. The Seller has no actual knowledge that the proposed Transferee is not both a United States Person and a Permitted Transferee.

                                Very truly yours,


                                            (Seller)


                                            By:
                                            Name:
                                            Title:

                                          EXHIBIT I

                            FORM OF INVESTOR REPRESENTATION LETTER


                                            -------------------, ------


Residential Asset Mortgage Products, Inc.
8400 Normandale Lake Boulevard
Minneapolis, Minnesota 55437

JPMorgan Chase Bank
450 West 33rd Street
New York, New York 10001

Re: Mortgage Asset-Backed Pass-Through Certificates, Series 2001-RM2, [Class R-I, Class R-II and Class R-III] [Class B]

Ladies and Gentlemen:

        _________________   (the   "Purchaser")   intends   to   purchase   from
______________ (the "Seller") $___________ Initial Certificate Principal Balance of Mortgage Asset-Backed Pass- Through Certificates, Series 2001-RM2, [Class R-I, Class R-II and Class R-III] [Class B] (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of December 1, 2001 among Residential Asset Mortgage Products, Inc., as seller (the "Depositor"), Residential Funding Corporation, as master servicer and JPMorgan Chase Bank, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Purchaser hereby certifies, represents and warrants to, and covenants with, the Depositor and the Trustee that:

1. The Purchaser understands that (a) the Certificates have not been and will not be registered or qualified under the Securities Act of 1933, as amended (the "Act") or any state securities law, (b) the Depositor is not required to so register or qualify the Certificates, (c) the Certificates may be resold only if registered and qualified pursuant to the provisions of the Act or any state securities law, or if an exemption from such registration and qualification is available, (d) the Pooling and Servicing Agreement contains restrictions regarding the transfer of the Certificates and (e) the Certificates will bear a legend to the foregoing effect.

2. The Purchaser is acquiring the Certificates for its own account for investment only and not with a view to or for sale in connection with any distribution thereof in any manner that would violate the

        Act or any applicable state securities laws.

3. The Purchaser is (a) a substantial, sophisticated [institutional] investor having such knowledge and experience in financial and business matters, and, in particular, in such matters related to securities similar to the Certificates, such that it is capable of evaluating the merits and risks of investment in the Certificates, (b) able to bear the economic risks of such an investment and (c) an "accredited investor" within the meaning of Rule 501(a) promulgated pursuant to the Act.

4.   The Purchaser has been furnished with, and has had an opportunity to review
     (a) [a copy of the Private Placement Memorandum, dated ________________, ____, relating to the Certificates (b)] a copy of the Pooling and Servicing Agreement and [b] [c] such other information concerning the Certificates, the Mortgage Loans and the Depositor as has been requested by the Purchaser from the Depositor or the Seller and is relevant to the Purchaser's decision to purchase the Certificates. The Purchaser has had any questions arising from such review answered by the Depositor or the Seller to the satisfaction of the Purchaser. [If the Purchaser did not purchase the Certificates from the Seller in connection with the initial distribution of the Certificates and was provided with a copy of the Private Placement Memorandum (the "Memorandum") relating to the original sale (the "Original Sale") of the Certificates by the Depositor, the Purchaser acknowledges that such Memorandum was provided to it by the Seller, that the Memorandum was prepared by the Depositor solely for use in connection with the Original Sale and the Depositor did not participate in or facilitate in any way the purchase of the Certificates by the Purchaser from the Seller, and the Purchaser agrees that it will look solely to the Seller and not to the Depositor with respect to any damage, liability, claim or expense arising out of, resulting from or in connection with (a) error or omission, or alleged  error  or  omission,  contained  in the  Memorandum,  or  (b)  any
     information,   development   or  event   arising  after  the  date  of  the
     Memorandum.]

5. The Purchaser has not and will not nor has it authorized or will it authorize any person to (a) offer, pledge, sell, dispose of or otherwise transfer any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) solicit any offer to buy or to accept a pledge, disposition of other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) otherwise approach or negotiate with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) make any general solicitation by means of general advertising or in any other manner or (e) take any other action, that (as to any of (a) through (e) above) would constitute a distribution of any Certificate under the Act, that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Purchaser will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

                                Very truly yours,

                                            (Buyer)


                                            By:
                                            Name:
                                            Title:

                                          EXHIBIT J

                           FORM OF TRANSFEROR REPRESENTATION LETTER


                                            ----------------, -----


Residential Asset Mortgage Products, Inc.
8400 Normandale Lake Boulevard
Minneapolis, Minnesota 55437

JPMorgan Chase Bank
450 West 33rd Street
New York, New York 10001

Re: Mortgage Asset-Backed Pass-Through Certificates, Series 2001-RM2, [Class R-I, Class R-II and Class R-III] [Class B]

Ladies and Gentlemen:

        In connection with the sale by __________ (the "Seller") to ______________ (the "Purchaser") of $____________ Initial Certificate Principal Balance of Mortgage Asset-Backed Pass-Through Certificates, Series 2001-RM2, [Class R-I, Class R-II and Class R-III][Class B] (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of December 1, 2001 among Residential Asset Mortgage Products, Inc., as depositor (the "Depositor"), Residential Funding Corporation, as master servicer, and JPMorgan Chase Bank, as trustee (the "Trustee"). The Seller hereby certifies, represents and warrants to, and covenants with, the Depositor and the Trustee that:

        Neither the Seller nor anyone acting on its behalf has (a) offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) has solicited any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) has otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) has made any general solicitation by means of general advertising or in any other manner, or
(e) has taken any other action, that (as to any of (a) through (e) above) would constitute a distribution of the Certificates under the Securities Act of 1933 (the "Act"), that would render the disposition of any Certificate a violation of
Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Seller will not act, in any manner set forth in the foregoing sentence with respect to any Certificate. The Seller has not and will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

                                Very truly yours,


                                            (Seller)


                                            By:
                                            Name:
                                            Title:

                                          EXHIBIT K

                          TEXT OF AMENDMENT TO POOLING AND SERVICING
                         AGREEMENT PURSUANT TO SECTION 11.01(E) FOR A
                                       LIMITED GUARANTY


                                         ARTICLE XII

                   Subordinate Certificate Loss Coverage; Limited Guaranty

        Section 12.01. Subordinate Certificate Loss Coverage;  Limited Guaranty.
(a) Subject to subsection (c) below, prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date, the Master Servicer shall determine whether it or any Subservicer will be entitled to any reimbursement pursuant to Section 4.02(c) on such Distribution Date for Advances or Subservicer Advances previously made, (which will not be Advances or Subservicer Advances that were made with respect to delinquencies which were subsequently determined to be Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses) and, if so, the Master Servicer shall demand payment from Residential Funding of an amount equal to the amount of any Advances or Subservicer Advances reimbursed pursuant to Section 4.02(c), to the extent such Advances or Subservicer Advances have not been included in the amount of the Realized Loss in the related Mortgage Loan, and shall distribute the same to the Class R Certificateholders in the same manner as if such amount were to be distributed pursuant to Section 4.02(c).

        (b) Subject to subsection (c) below, prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date, the Master Servicer shall determine whether any Realized Losses (other than Excess Special Hazard Losses, Excess Bankruptcy Losses, Excess Fraud Losses and Extraordinary Losses) will be allocated to the Class R Certificates on such Distribution Date pursuant to Section 4.05, and, if so, the Master Servicer shall demand payment from Residential Funding of the amount of such Realized Loss and shall distribute the same to the Class R Certificateholders in the same manner as if such amount were to be distributed pursuant to Section 4.02(c); provided, however, that the amount of such demand in respect of any Distribution Date shall in no event be greater than the sum of (i) the additional amount of Accrued Certificate Interest that would have been paid for the Class R Certificateholders on such Distribution Date had such Realized Loss or Losses not occurred plus (ii) the amount of the reduction in the Certificate Principal Balances of the Class R Certificates on such Distribution Date due to such Realized Loss or Losses. Notwithstanding such payment, such Realized Losses shall be deemed to have been borne by the Certificateholders for purposes of
Section 4.05. Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses and Extraordinary Losses allocated to the Class R Certificates will not be covered by the Subordinate Certificate Loss Obligation.

     (c) Demands for payments pursuant to this Section shall be made prior to the later of the third

Business Day prior to each Distribution Date or the related Determination Date by the Master Servicer with written notice thereof to the Trustee. The maximum amount that Residential Funding shall be required to pay pursuant to this Section on any Distribution Date (the "Amount Available") shall be equal to the lesser of (X) __________ minus the sum of (i) all previous payments made under subsections (a) and (b) hereof and (ii) all draws under the Limited Guaranty made in lieu of such payments as described below in subsection (d) and (Y) the then outstanding Certificate Principal Balances of the Class R Certificates, or such lower amount as may be established pursuant to Section 12.02. Residential Funding's obligations as described in this Section are referred to herein as the "Subordinate Certificate Loss Obligation."

        (d) The Trustee will promptly notify General Motors Acceptance Corporation of any failure of Residential Funding to make any payments hereunder and shall demand payment pursuant to the limited guaranty (the "Limited Guaranty"), executed by General Motors Acceptance Corporation, of Residential Funding's obligation to make payments pursuant to this Section, in an amount equal to the lesser of (i) the Amount Available and (ii) such required payments, by delivering to General Motors Acceptance Corporation a written demand for payment by wire transfer, not later than the second Business Day prior to the Distribution Date for such month, with a copy to the Master Servicer.

        (e) All payments made by Residential Funding pursuant to this Section or amounts paid under the Limited Guaranty shall be deposited directly in the Certificate Account, for distribution on the Distribution Date for such month to the Class R Certificateholders.

        (f) The Depositor shall have the option, in its sole discretion, to substitute for either or both of the Limited Guaranty or the Subordinate Certificate Loss Obligation another instrument in the form of a corporate guaranty, an irrevocable letter of credit, a surety bond, insurance policy or similar instrument or a reserve fund; provided that (i) the Depositor obtains an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that obtaining such substitute corporate guaranty, irrevocable letter of credit, surety bond, insurance policy or similar instrument or reserve fund will not cause either (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under
Section 860(F)(a)(1) of the Code or on "contributions after the startup date" under Section 860(G)(d)(1) of the Code or (b) the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding, and (ii) no such substitution shall be made unless (A) the substitute Limited Guaranty or Subordinate Certificate Loss Obligation is for an initial amount not less than the then current Amount Available and contains provisions that are in all material respects equivalent to the original Limited Guaranty or Subordinate Certificate Loss Obligation (including that no portion of the fees, reimbursements or other obligations under any such instrument will be borne by the Trust Fund), (B) the long term debt obligations of any obligor of any substitute Limited Guaranty or Subordinate Certificate Loss Obligation (if not supported by the Limited Guaranty) shall be rated at least the lesser of (a) the rating of the long term debt obligations of General Motors Acceptance Corporation as of the date of issuance of the Limited Guaranty and (b) the rating of the long term debt obligations of General Motors Acceptance Corporation at the date of such substitution and (C) the Depositor obtains written confirmation from each nationally recognized credit rating agency that rated the Class R Certificates at the request of the Depositor that such substitution shall not lower the rating on the Class R Certificates below the lesser of (a) the then-current rating assigned to the Class R Certificates by such rating agency and (b) the original rating assigned to the Class R Certificates by such rating agency. Any replacement of the Limited Guaranty or Subordinate Certificate Loss Obligation pursuant to this Section shall be accompanied by a written Opinion of Counsel to the substitute guarantor or obligor, addressed to the Master Servicer and the Trustee, that such substitute instrument constitutes a legal, valid and binding obligation of the substitute guarantor or obligor, enforceable in accordance with its terms, and concerning such other matters as the Master Servicer and the Trustee shall reasonably request. Neither the Depositor, the Master Servicer nor the Trustee shall be obligated to substitute for or replace the Limited Guaranty or Subordinate Certificate Loss Obligation under any circumstance. Section 12.02. Amendments Relating to the Limited Guaranty. Notwithstanding Sections 11.01 or 12.01: (i) the provisions of this Article XII may be amended, superseded or deleted, (ii) the Limited Guaranty or Subordinate Certificate Loss Obligation may be amended, reduced or canceled, and (iii) any other provision of this Agreement which is related or incidental to the matters described in this
Article XI may be amended in any manner; in each case by written instrument executed or consented to by the Depositor and Residential Funding but without the consent of any Certificateholder and without the consent of the Master Servicer or the Trustee being required unless any such amendment would impose any additional obligation on, or otherwise adversely affect the interests of, the Master Servicer or the Trustee, as applicable; provided that the Depositor shall also obtain a letter from each nationally recognized credit rating agency that rated the Class R Certificates at the request of the Depositor to the effect that such amendment, reduction, deletion or cancellation will not lower the rating on the Class R Certificates below the lesser of (a) the then-current rating assigned to the Class R Certificates by such rating agency and (b) the original rating assigned to the Class R Certificates by such rating agency, unless (A) the Holder of 100% of the Class R Certificates is Residential Funding or an Affiliate of Residential Funding, or (B) such amendment, reduction, deletion or cancellation is made in accordance with Section 11.01(e) and, provided further that the Depositor obtains, in the case of a material amendment or supersession (but not a reduction, cancellation or deletion of the Limited Guaranty or the Subordinate Certificate Loss Obligation), an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that any such amendment or supersession will not cause either (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code or
(b) the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding. A copy of any such instrument shall be provided to the Trustee and the Master Servicer together with an Opinion of Counsel that such amendment complies with this Section 12.02.

                                          EXHIBIT L

                                   FORM OF LIMITED GUARANTY

                                       LIMITED GUARANTY

                           RESIDENTIAL ASSET SECURITIES CORPORATION

                       Mortgage Asset-Backed Pass-Through Certificates
                                       Series 2001-RM2

                                            ____________________, 20___

JPMorgan Chase Bank
450 West 33rd Street
New York, New York 10001

Ladies and Gentlemen:

        WHEREAS, Residential Funding Corporation, a Delaware corporation ("Residential Funding"), an indirect wholly-owned subsidiary of General Motors Acceptance Corporation, a New York corporation ("GMAC"), plans to incur certain obligations as described under Section 12.01 of the Pooling and Servicing Agreement dated as of December 1, 2001 (the "Servicing Agreement"), among Residential Asset Mortgage Products, Inc. (the "Depositor"), Residential Funding and JPMorgan Chase Bank (the "Trustee") as amended by Amendment No. 1 thereto, dated as of _________, with respect to the Mortgage Asset-Backed Pass-Through Certificates, Series 2001-RM2 (the "Certificates"); and

        WHEREAS, pursuant to Section 12.01 of the Servicing Agreement, Residential Funding agrees to make payments to the Holders of the Class R Certificates with respect to certain losses on the Mortgage Loans as described in the Servicing Agreement; and

        WHEREAS, GMAC desires to provide certain assurances with respect to the ability of Residential Funding to secure sufficient funds and faithfully to perform its Subordinate Certificate Loss Obligation;

        NOW THEREFORE, in consideration of the premises herein contained and certain other good and valuable consideration, the receipt of which is hereby acknowledged, GMAC agrees as follows:

1. Provision of Funds. (a) GMAC agrees to contribute and deposit in the Certificate Account on behalf of Residential Funding (or otherwise provide to Residential Funding, or to cause to be made available to Residential Funding), either directly or through a subsidiary, in any case prior to the related Distribution Date, such moneys as may be required by Residential Funding to perform its

        Subordinate Certificate Loss Obligation when and as the same arises from time to time upon the demand of the Trustee in accordance with Section
        11.01 of the Servicing Agreement.

        (b) The agreement set forth in the preceding clause (a) shall be absolute, irrevocable and unconditional and shall not be affected by the transfer by GMAC or any other person of all or any part of its or their interest in Residential Funding, by any insolvency, bankruptcy, dissolution or other proceeding affecting Residential Funding or any other person, by any defense or right of counterclaim, set-off or recoupment that GMAC may have against Residential Funding or any other person or by any other fact or circumstance. Notwithstanding the foregoing, GMAC's obligations under clause (a) shall terminate upon the earlier of (x) substitution for this Limited Guaranty pursuant to
        Section 12.01(f) of the Servicing Agreement, or (y) the termination of the Trust Fund pursuant to the Servicing Agreement.

2. Waiver. GMAC hereby waives any failure or delay on the part of Residential Funding, the Trustee or any other person in asserting or enforcing any rights or in making any claims or demands hereunder. Any defective or partial exercise of any such rights shall not preclude any other or further exercise of that or any other such right. GMAC further waives demand, presentment, notice of default, protest, notice of acceptance and any other notices with respect to this Limited Guaranty, including, without limitation, those of action or nonaction on the part of Residential Funding or the Trustee.

3. Modification, Amendment and Termination. This Limited Guaranty may be modified, amended or terminated only by the written agreement of GMAC and the Trustee and only if such modification, amendment or termination is permitted under Section 12.02 of the Servicing Agreement. The obligations of GMAC under this Limited Guaranty shall continue and remain in effect so long as the Servicing Agreement is not modified or amended in any way that might affect the obligations of GMAC under this Limited Guaranty without the prior written consent of GMAC.

4. Successor. Except as otherwise expressly provided herein, the guarantee herein set forth shall be binding upon GMAC and its respective successors.

5. Governing Law. This Limited Guaranty shall be governed by the laws of the State of New York.

6. Authorization and Reliance. GMAC understands that a copy of this Limited Guaranty shall be delivered to the Trustee in connection with the execution of Amendment No. 1 to the Servicing Agreement and GMAC hereby authorizes the Depositor and the Trustee to rely on the covenants and agreements set forth herein.

7. Definitions. Capitalized terms used but not otherwise defined herein shall have the meaning given them in the Servicing Agreement.

8. Counterparts. This Limited Guaranty may be executed in any number of counterparts, each of which shall be deemed to be an original and such counterparts shall constitute but one and the same instrument.

     IN WITNESS WHEREOF, GMAC has caused this Limited Guaranty to be executed and delivered by its respective officers thereunto duly authorized as of the day and year first above written.

                                            GENERAL MOTORS ACCEPTANCE
                                            CORPORATION


                                            By:
                                            Name:
                                            Title:

Acknowledged by:

JPMorgan Chase Bank,
as Trustee

By:
Name:
Title:


                                            RESIDENTIAL ASSET MORTGAGE PRODUCTS,
                                            INC.


                                            By:
                                            Name:
                                            Title:

                                          EXHIBIT M

                 FORM OF LENDER CERTIFICATION FOR ASSIGNMENT OF MORTGAGE LOAN


                                            ----------------, ----


Residential Asset Mortgage Products, Inc.
8400 Normandale Lake Boulevard
Minneapolis, Minnesota 55437

JPMorgan Chase Bank
450 West 33rd Street
New York, New York 10001

Ladies and Gentlemen:

        This letter is delivered to you in connection with the assignment by __________________ (the "Trustee") to ___________________ (the "Lender") of
__________________ (the "Mortgage Loan") pursuant to Section 3.12(d) of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of December 1, 2001, among Residential Asset Mortgage Products, Inc., as depositor (the "Depositor"), Residential Funding Corporation, as master servicer, and the Trustee. All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Lender hereby certifies, represents and warrants to, and covenants with, the Master Servicer and the Trustee that:

(i) the Mortgage Loan is secured by Mortgaged Property located in a jurisdiction in which an assignment in lieu of satisfaction is required to preserve lien priority, minimize or avoid mortgage recording taxes or otherwise comply with, or facilitate a refinancing under, the laws of such jurisdiction;

(ii) the substance of the assignment is, and is intended to be, a refinancing of such Mortgage Loan and the form of the transaction is solely to comply with, or facilitate the transaction under, such local laws;

(iii) the Mortgage Loan following the proposed assignment will be modified to have a rate of interest at least 0.25 percent below or above the rate of interest on such Mortgage Loan prior to such proposed assignment; and

(iv) such assignment is at the request of the borrower under the related Mortgage Loan.

                                Very truly yours,


                                            (Lender)


                                            By:
                                            Name:
                                            Title:

                                          EXHIBIT N

                        [FORM OF RULE 144A INVESTMENT REPRESENTATION]


Description of Rule 144A Securities, including numbers:
=========================================
=========================================

        The undersigned seller, as registered holder (the "Seller"), intends to transfer the Rule 144A Securities described above to the undersigned buyer (the "Buyer").

1. In connection with such transfer and in accordance with the agreements pursuant to which the Rule 144A Securities were issued, the Seller hereby certifies the following facts: Neither the Seller nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the Securities Act of 1933, as amended (the "1933 Act"), or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, and that the Seller has not offered the Rule 144A Securities to any person other than the Buyer or another "qualified institutional buyer" as defined in Rule 144A under the 1933 Act.

2. The Buyer warrants and represents to and covenants with the Seller, the Trustee and the Master Servicer (as defined in the Pooling and Servicing Agreement (the "Agreement"), dated as of December 1, 2001 among Residential Funding Corporation, as Master Servicer, Residential Asset Mortgage Products, Inc., as Depositor and JPMorgan Chase Bank, as trustee, pursuant to Section 5.02 of the Agreement, as follows:

        (a) The Buyer understands that the Rule 144A Securities have not been registered under the 1933 Act or the securities laws of any state.

        (b) The Buyer considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Rule 144A Securities.

     (c) The Buyer has been furnished with all information regarding the Rule 144A Securities that it has requested from the Seller, the Trustee or the Servicer.

        (d) Neither the Buyer nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the 1933 Act or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Rule 144A Securities.

        (e) The Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the 1933 Act and has completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2. The Buyer is aware that the sale to it is being made in reliance on Rule 144A. The Buyer is acquiring the Rule 144A Securities for its own account or the accounts of other qualified institutional buyers, understands that such Rule 144A Securities may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the 1933 Act.

3.      [Reserved]

4. This document may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same document.

        IN WITNESS WHEREOF, each of the parties has executed this document as of the date set forth below.


Print Name of Seller                               Print Name of Buyer

By:                                                By:
Name:                                              Name:
Title:                                             Title:

Taxpayer Identification:                    Taxpayer Identification:

No:                                                No:
Date:                                              Date:

                              ANNEX 1 TO EXHIBIT N

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

                   [For Buyers Other Than Registered Investment Companies]

        The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

2. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because (i) the Buyer owned and/or invested on a discretionary basis $____________ in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Buyer satisfies the criteria in the category marked below.

____ Corporation, etc. The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code.

____ Bank. The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

____ Savings and Loan. The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements.

____ Broker-Dealer. The Buyer is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

____ Insurance Depositor. The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State or territory or the District of Columbia.

____ State or Local Plan. The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

____ ERISA Plan. The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

____ Investment Adviser. The Buyer is an investment adviser registered under the Investment Advisers Act of 1940.

____ SBIC. The Buyer is a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

____ Business Development Depositor. The Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

____ Trust Fund. The Buyer is a trust fund whose trustee is a bank or trust company and whose participants are exclusively (a) plans established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees, or (b) employee benefit plans within the meaning of Title I of the Employee Retirement Income Security Act of 1974, but is not a trust fund that includes as participants individual retirement accounts or H.R. 10 plans.

3. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer, (iii) bank deposit notes and certificates of deposit,
        (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934.

5. The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

____ ____ Will the Buyer be purchasing the Rule 144A Yes No Securities only for the Buyer's own account?

6. If the answer to the foregoing question is "no", the Buyer agrees that, in connection with any purchase of securities sold to the Buyer for the account of a third party (including any separate account) in reliance on Rule 144A, the Buyer will only purchase for the account of a third party that at the time is a "qualified institutional buyer" within the meaning of Rule 144A. In addition, the Buyer agrees that the Buyer will not purchase securities for a third party unless the Buyer has obtained a current representation letter from such third party or taken other appropriate steps contemplated by Rule 144A to conclude that such third party independently meets the definition of "qualified institutional buyer" set forth in Rule 144A.

7. The Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification as of the date of such purchase.


                               Print Name of Buyer

                                            By:
                                            Name:
                                            Title:

Date:

                              ANNEX 2 TO EXHIBIT N

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

              [For Buyers That Are Registered Investment Companies]

        The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

1. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

2. In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used.

        The Buyer owned $___________________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

        The Buyer is part of a Family of Investment Companies which owned in the aggregate $_________________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps.

5. The Buyer is familiar with Rule 144A and understands that each of the parties to which this certification is made are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer's own account.

6. The undersigned will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.


                               Print Name of Buyer

                                            By:
                                            Name:
                                            Title:


                                            IF AN ADVISER:


                               Print Name of Buyer


Date: __________________

                                    EXHIBIT O

                              FORM OF ERISA LETTER


                              --------------, ----


Residential Asset Mortgage Products, Inc.
8400 Normandale Lake Boulevard
Minneapolis, Minnesota 55437

JPMorgan Chase Bank
450 West 33rd Street
New York, New York 10001

Residential Funding Corporation
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN 55437

Attention: Residential Funding Corporation Series 2001-RM2

Re:  Mortgage Asset-Backed Pass-Through Certificates, Series 2001-RM2[Class B]

Ladies and Gentlemen:

        ______________________________  (the  "Purchaser")  intends to  purchase
from   ___________________________   (the   "Seller")   $_____________   Initial
Certificate Principal Balance of Mortgage Pass-Through Certificates, Series 2001-RM2, Class __ (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of December 1, 2001 among Residential Asset Mortgage Products, Inc., as the company (the "Depositor"), Residential Funding Corporation, as master servicer (the "Master Servicer") and JPMorgan Chase Bank, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Purchaser hereby certifies, represents and warrants to, and covenants with, the Depositor, the Trustee and the Master Servicer that:

        (a) The Purchaser is not an employee benefit or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan within the meaning of the Department of Labor ("DOL") regulation at 29 C.F.R. ss.2510.3-101; or

        (b) The Purchaser has provided the Trustee, the Depositor and the Master Servicer with an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Depositor and the Master Servicer to the effect that the purchase of Certificates is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under ERISA or
Section 4975 of the Code and will not subject the Trustee, the Depositor or the Master Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Pooling and Servicing Agreement. In addition, the Purchaser hereby certifies, represents and warrants to, and covenants with, the Depositor, the Trustee and the Master Servicer that the Purchaser will not transfer such Certificates to any Plan or person unless such Plan or person meets the requirements set forth in either (a) or (b) above.

                                Very truly yours,



                                            (Purchaser)

                                            By:
                                            Name:
                                            Title:

                                          EXHIBIT P

                                 ERISA REPRESENTATION LETTER


                                            [date]


Residential Funding Corporation
8400 Normandale Lake Boulevard, Suite 250
Minneapolis, Minnesota 55437

Residential Asset Mortgage Products, Inc.
8400 Normandale Lake Boulevard, Suite 250
Minneapolis, Minnesota 55437

JPMorgan Chase Bank
450 West 33rd Street, 14th Floor,
New York, New York 10001

Attention: Residential Asset Mortgage Products Inc. Series 2001-RM2

Re: Residential Asset Mortgage Products, Inc. Mortgage Asset-Backed Pass-Through Certificates, Series 2001-RM2, Class B

Ladies and Gentlemen:

        [__________________________] (the "Purchaser") intends to purchase from [__________________________] (the "Seller") $[____________] initial Certificate
Principal Balance of the above-referenced certificates, issued under the pooling and servicing agreement, dated as of December 1, 2001, among Residential Asset Mortgage Products, Inc., as depositor, Residential Funding Corporation, as master servicer and JPMorgan Chase Bank, as trustee. All terms used in this ERISA Representation Letter and not otherwise defined shall have the meanings set forth in the pooling and servicing agreement.

        The  Purchaser  hereby  certifies,   represents  and  warrants  to,  and
covenants with the Seller, the trustee and the master servicer that, either:

        (a) The Purchaser is not an ERISA plan, or any other person, including an investment manager, a named fiduciary or a trustee of any Plan, acting, directly or indirectly, on behalf of or purchasing any certificate with "plan assets" of any ERISA plan within the meaning of the DOL regulation at 29 C.F.R.

ss.2510.3-101; or

        (b) The Purchaser is an insurance company, the source of funds to be used by which to purchase the certificates is an "insurance company general account", as the term is defined in DOL Prohibited Transaction Class Exemption 95-60, and the conditions in Sections I and III of PTCE 95-60 have been satisfied.

        In addition, the Purchaser hereby certifies, represents and warrants to, and covenants with, the Seller, the trustee and the master servicer that the Purchaser will not transfer the certificates to any ERISA plan or person unless that ERISA plan or person meets the requirements in either (a) or (b) above.

                                Very truly yours,



                                            By:
                                            Name:
                                            Title: